UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Pershing Gold Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1)
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(2)
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(3)
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(1)
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(2)
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PERSHING GOLD CORPORATION
1658 Cole Boulevard
Building 6, Suite 210
Lakewood, Colorado 80401
November 29, 2018
TRANSACTION INVOLVING PROPOSED MERGER — YOUR VOTE IS VERY IMPORTANT
Dear Pershing Gold Corporation Stockholders:
The board of directors of Pershing Gold Corporation (“Pershing Gold”) has unanimously adopted and approved an Agreement and Plan of Merger (the “Merger Agreement”) in which Americas Silver Corporation (“Americas Silver”) will acquire all of the issued and outstanding shares of Pershing Gold’s common stock (the “Pershing Gold Common Stock”) and preferred stock through a transaction (the “Transaction”) pursuant to which R Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Americas Silver, will merge with Pershing Gold, with Pershing Gold surviving as a wholly-owned subsidiary of Americas Silver, and Americas Silver will issue common shares (“Americas Silver Common Shares”) in exchange for all of the issued and outstanding shares of Pershing Gold Common Stock and, at the election of the holder, will issue Americas Silver Common Shares or non-voting convertible preferred shares (the “Americas Silver Preferred Shares”) in exchange for all of the issued and outstanding shares of Pershing Gold’s Series E convertible preferred stock (“Series E Preferred Stock”). Pershing Gold is sending you the accompanying proxy statement/prospectus to notify you of a special meeting (the “Special Meeting”) of holders of Pershing Gold Stock (“Pershing Gold Stockholders”) being held to vote on the approval of the Transaction and related matters and to ask you to vote at the Special Meeting in favor of the approval of the Transaction.
If the Transaction is approved by Pershing Gold Stockholders and the Transaction is completed, each holder of Pershing Gold Common Stock will be entitled to receive 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock (the “Common Stock Exchange Ratio”) held as of the effective time of the merger (the “Effective Time”). Each holder of Series E Preferred Stock will be given the option to (a) convert their shares of Series E Preferred Stock into shares of Pershing Gold Common Stock immediately before the Effective Time and exchange those shares of Pershing Gold Common Stock for Americas Silver Common Shares at the Common Stock Exchange Ratio at the Effective Time, or (b) exchange their Series E Preferred Stock for Americas Silver Preferred Shares at a ratio of 461.440 Americas Silver Preferred Shares for each share of Series E Preferred Stock (the “Preferred Stock Exchange Ratio”), provided that former holders of Series E Preferred Stock who have properly and validly exercised and perfected their right to dissent will not receive the Transaction Consideration but will have the fair value of the shares of Series E Preferred Stock formerly held by the holders determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value.
Americas Silver is a Canadian company incorporated under the Canada Business Corporations Act and its common shares trade on the Toronto Stock Exchange (the “TSX”) under the symbol “USA,” on the NYSE American LLC (the “NYSE American”) under the symbol “USAS” and on the Frankfurt Stock Exchange under the symbol “SZ71”. Pershing Gold Common Stock trades on the NASDAQ Global Market tier of The NASDAQ Stock Market (“NASDAQ”), the TSX under the symbol “PGLC” and on the Frankfurt Stock Exchange under the symbol “7PG1”.
For a discussion of risk factors that you should consider in evaluating the Transaction and the other matters on which you are being asked to vote, see “Risk Factors” beginning on page 35 of the enclosed proxy statement/prospectus. The market price of Americas Silver Common Shares will continue to fluctuate following the date of the Pershing Gold Stockholder vote on the Transaction proposal at the Special Meeting. Consequently, at the time of the Pershing Gold Stockholder vote, the value of the Transaction consideration will not yet be determined. Based on the range of closing prices of Americas Silver Common Shares on the NYSE American, during the period from September 28, 2018, the last trading day before public announcement of the execution of the Merger Agreement, through November 26, 2018, the Transaction consideration represented a value ranging from a low of approximately $0.99 to a high of approximately $1.83 for each share of Pershing Gold Common Stock.
Pershing Gold cannot complete the Transaction without (i) the approval of the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) the approval of at least 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class, although certain Pershing Gold Stockholders (including all of the Pershing Gold directors, certain of the Pershing Gold officers, and a significant Pershing Gold Stockholder (who holds approximately 31% of the outstanding shares of Pershing Gold Common Stock and 87% of the outstanding shares of Series E Preferred Stock)) holding approximately 34% of the outstanding shares of Pershing Gold Common Stock and 88% of the outstanding shares of Series E Preferred Stock (representing approximately 39% of the aggregate voting power of the Pershing Gold Stockholders) have agreed pursuant to voting support agreements to vote their shares in favor of the Transaction.
Both holders of Pershing Gold Common Stock and holders of Series E Preferred Stock, voting together as a single class, will also have an opportunity to vote to approve: (i) on an advisory (non-binding) basis, certain “golden parachute” payments that may become payable to the named executive officers of Pershing Gold in connection with the Transaction as required by Item 402(t) of Regulation S-K and Section 14A(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the Transaction, referred to as the adjournment proposal.
The Special Meeting will be held at the offices of Davis Graham & Stubbs, LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 on January 9, 2019 at 9:30 am Mountain Time. Notice of the Special Meeting and the related proxy statement are enclosed.
The Pershing Gold board of directors unanimously recommends that you vote “FOR” the approval of the Transaction, “FOR” the proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” payments payable or that could become payable to the named executive officers of Pershing Gold in connection with the Transaction pursuant to pre-existing severance arrangements, and “FOR” the adjournment proposal.
Whether or not you plan to attend the Special Meeting, please complete, sign, date, and return the enclosed proxy card as soon as possible to ensure your representation at the Special Meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the Special Meeting and prefer to vote in person, you may still do so even if you have already returned your proxy card.
If you are a Pershing Gold Stockholder of record (that is, if your stock is registered with us in your own name), then you may vote by: (i) signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope; (ii) signing and faxing your proxy card to Pershing Gold’s transfer agent, Computershare Investor Services, Inc., for proxy voting, to the fax number provided on the proxy card; (iii) voting online by following the procedures provided on the proxy card; or (iv) attending the Special Meeting and voting in person.
If your shares are registered in the name of a broker, bank, dealer or other nominee, then you are the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the Pershing Gold Stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You may also vote by: (i) signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope; (ii) signing and faxing your proxy card to Pershing Gold’s transfer agent, Computershare Investor Services, Inc., for proxy voting, to the fax number provided on the proxy card; (iii) voting online by following the procedures provided on the proxy card; or (iv) attending the Special Meeting and voting in person. You are also invited to attend the Special Meeting; however, since you are not the Pershing Gold Stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
We look forward to seeing you at the Special Meeting. Thank you in advance for your cooperation and continued support.
Sincerely,
/s/ Mindyjo Germann
CORPORATE SECRETARY
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED UNDER THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS OR DETERMINED THAT THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The accompanying proxy statement/prospectus is dated November 29, 2018, and is first being mailed to Pershing Gold Stockholders on or about December 3, 2018.

PERSHING GOLD CORPORATION
1658 Cole Boulevard, Building 6, Suite 210
Lakewood, Colorado 80401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held January 9, 2019

To the Stockholders of Pershing Gold:
A special meeting (the “Special Meeting”) of the stockholders (“Pershing Gold Stockholders”) of Pershing Gold Corporation (“Pershing Gold”), will be held at the offices of Davis Graham & Stubbs, LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 on January 9, 2019 at 9:30 am Mountain Time for the following purposes:
(1)
to consider and vote upon the proposal to approve the plan of merger (the “Transaction”) set forth in the Agreement and Plan of Merger dated as of September 28, 2018 (as it may be amended from time to time, the “Merger Agreement”) by and among Americas Silver Corporation, a corporation incorporated under the laws of Canada (“Americas Silver”), R Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Americas Silver (“Merger Sub”) and Pershing Gold, pursuant to which Merger Sub will merge with and into Pershing Gold, with Pershing Gold surviving as a wholly-owned subsidiary of Americas Silver, and Americas Silver (i) will issue common shares to the holders of common stock of Pershing Gold in exchange for all issued and outstanding shares of Pershing Gold common stock (the “Pershing Gold Common Stock”), and (ii) at the election of the holders, will issue either common shares or preferred shares to the holders of the Series E Convertible Preferred Stock of Pershing Gold (the “Series E Preferred Stock”), as more fully described in the attached proxy statement/prospectus (“Proposal One”). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement/prospectus;

(2)
to consider and vote upon an advisory (non-binding) basis, on the “golden parachute” compensation that may become payable to Pershing Gold’s named executive officers in connection with the Transaction as required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act (“Proposal Two”);

(3)
to consider and vote upon any proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the Transaction (“Proposal Three”); and

(4)
to consider and act upon such other business as may properly come before the Special Meeting (and any adjournment or postponement thereof), including to consider any procedural matters incident to the conduct of the Special Meeting.

THE BOARD OF DIRECTORS OF PERSHING GOLD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE TRANSACTION IN PROPOSAL ONE AND THE OTHER PROPOSALS.
The affirmative vote of  (i) the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) at least 75% of the voting power of the holders of Series E Preferred Stock voting as a separate class, are required to approve the Transaction. Accordingly, if you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the approval of Proposal One.

Holders of Pershing Gold Common Stock will not be entitled to dissenter’s rights under Sections 92A.300 – 92A.500, inclusive, of the Nevada Revised Statutes (the “NRS”). Holders of Series E Preferred Stock who do not vote in favor of Proposal One will be entitled to assert dissenter’s rights under Sections 92A.300 – 92A.500, inclusive, of the NRS, and have the right to demand payment from the surviving corporation of the fair value of their shares of Series E Preferred Stock, if the Transaction is consummated, but only if they (i) submit to us, prior to the taking of the vote on the Transaction, a written notice of intent to demand payment for their shares if the Transaction is consummated, (ii) do not vote in favor of Proposal One, and (iii) comply with the other Nevada law procedures summarized in the accompanying proxy statement/prospectus. These dissenter’s rights are governed by Sections 92A.300 – 92A.500, inclusive, of the NRS. A copy of those sections of the NRS is attached to this notice and in the accompanying proxy statement/prospectus as Annex B.
Only holders of Series E Preferred Stock will be entitled to dissenter’s rights under Sections 92A.300 – 92A.500, inclusive, of the NRS.
All Pershing Gold Stockholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the Special Meeting. A postage-paid return envelope is enclosed for your convenience. You may vote by: (i) signing your proxy card and mailing it in the enclosed envelope; (ii) signing and faxing your proxy card to Pershing Gold’s transfer agent, Computershare Investor Services Inc., for proxy voting to the fax number provided on the proxy card; (iii) voting over the internet by following the procedures provided on the proxy card; or (iv) attending the Special Meeting and voting in person. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the Special Meeting, then you must obtain from the record holder a proxy issued in your name. See “Shares Held in Street Name” in the proxy statement for further details.
Pershing Gold’s board of directors has fixed the close of business on November 26, 2018, as the record date for determination of Pershing Gold Stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only Pershing Gold Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The list of Pershing Gold Stockholders entitled to vote at the Special Meeting will be available for inspection at 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, Colorado 80401, or by contacting Pershing Gold at the number on the following page to obtain access to an electronic version of the list, no later than ten days prior to the date of the Special Meeting and continuing through the Special Meeting, and any adjournments thereof. The list will also be available for inspection at the Special Meeting.
Please review the proxy statement/prospectus accompanying this notice for more complete information regarding the Transaction, the Merger Agreement and the other matters to be considered at the Special Meeting. Pershing Gold urges you to read the accompanying proxy statement/prospectus and its annexes carefully and in their entirety.
November 28, 2018	BY ORDER OF THE BOARD OF DIRECTORS /s/ Mindyjo Germann, Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PERSHING GOLD’S SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 9, 2019.

ADDITIONAL INFORMATION
The accompanying proxy statement/prospectus includes important business and financial information about Americas Silver and Pershing Gold from other documents that are not included in or delivered with the proxy statement/prospectus. This information is available to you without charge upon your request. You can also obtain a copy of the registration statement of which this proxy statement/prospectus forms a part, including the documents filed as exhibits to such registration statement, by requesting it in writing or by telephone from the appropriate company at the following addresses:
Americas Silver Corporation 145 King Street West, Suite 2870 Toronto, Ontario, Canada M5H 1J8 Attn: Investor Relations Tel: (416) 848-9503	Pershing Gold Corporation 1658 Cole Boulevard, Building 6, Suite 210 Lakewood, Colorado 80401 Attn: Investor Relations Tel: (720) 974-7258
To obtain timely delivery of the documents in advance of the Special Meeting of Pershing Gold Stockholders, you must request the information no later than January 2, 2019 (which is five business days prior to the date of the Special Meeting).
For more information, see “Where You Can Find More Information” on page 186.

ABOUT THIS PROXY STATEMENT/PROSPECTUS
This proxy statement/prospectus, which forms part of a registration statement on Form F-4 filed with the Securities and Exchange Commission (the “SEC”) by Americas Silver, constitutes a prospectus of Americas Silver under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Americas Silver Common Shares and the Americas Silver Preferred Shares to be issued, as applicable, to Pershing Gold Stockholders pursuant to the Transaction. This proxy statement/prospectus also constitutes a proxy statement of Pershing Gold under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to the Special Meeting of Pershing Gold Stockholders.
You should rely only on the information contained in this proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this proxy statement/prospectus. This proxy statement/prospectus is dated November 29, 2018. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither Pershing Gold’s mailing of this proxy statement/prospectus to Pershing Gold Stockholders nor the issuance by Americas Silver of Americas Silver Common Shares and Americas Silver Preferred Shares in connection with the Transaction will create any implication to the contrary.
This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation. Information contained in this proxy statement/prospectus regarding Americas Silver has been provided by Americas Silver and information contained in this proxy statement/prospectus regarding Pershing Gold has been provided by Pershing Gold.

i

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETING
In the following questions and answers, selected information from this proxy statement/prospectus is highlighted but not all of the information that may be important to you regarding the Transaction as contemplated by the Merger Agreement is included below. To better understand the Transaction as contemplated by the Merger Agreement, and for a complete description of their legal terms, you should carefully read this entire proxy statement/prospectus, including the annexes and the documents incorporated by reference. See “Where You Can Find More Information” on page 186.
All references in this proxy statement/prospectus to “Americas Silver” refer to Americas Silver Corporation, a corporation existing under the Canada Business Corporations Act; all references in this proxy statement/prospectus to “Pershing Gold” refer to Pershing Gold Corporation, a Nevada corporation; all references in this proxy statement/prospectus to “Merger Sub” refer to R. Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Americas Silver; all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of September 28, 2018, by and among Americas Silver, Merger Sub and Pershing Gold, as it may be amended from time to time; and all references to the “Transaction” refer to the Transaction contemplated by the Merger Agreement. Throughout this proxy statement/prospectus, Americas Silver’s common shares, no par value, are referred to as “Americas Silver Common Shares”; Americas Silver’s Class A preferred shares to be created in connection with the Transaction are referred to as “Americas Silver Preferred Shares”; shares of Pershing Gold Common Stock, par value $0.0001 per share, are referred to as shares of  “Pershing Gold Common Stock”, shares of Pershing Gold convertible preferred stock, Series E, are referred to as shares of  “Series E Preferred Stock”, holders of Pershing Gold Common Stock and Series E Preferred Stock are referred to as “Pershing Gold Stockholders”, and holders of Americas Silver Common Shares and Americas Silver Preferred Shares are referred to as “Americas Silver Shareholders”. Unless otherwise noted, all references to “dollars” or “$” refer to U.S. dollars, and “C$” refers to Canadian dollars.
Q:
Why am I receiving this proxy statement/prospectus?

A:
Americas Silver and Pershing Gold have agreed to complete the Transaction under the terms of the Merger Agreement that is described in this proxy statement/prospectus. See “The Agreement and Plan of Merger” beginning on page 121 of this proxy statement/prospectus. A copy of the Merger Agreement is attached to this proxy statement/prospectus as Annex A. In order to complete the Transaction, holders of Pershing Gold Common Stock and holders of Series E Preferred Stock must approve the Transaction in the manner described in this proxy statement/prospectus, and all other conditions to the Transaction must be satisfied or waived. Pershing Gold will hold a Special Meeting of the Pershing Gold Stockholders (the “Special Meeting”) to obtain these approvals.

You are receiving this proxy statement/prospectus because you have been identified as a Pershing Gold Stockholder as of the close of business on the record date for the determination of Pershing Gold Stockholders entitled to notice of the Special Meeting. This proxy statement/prospectus contains important information about the Transaction and the Special Meeting of Pershing Gold Stockholders. You should read this proxy statement/prospectus and the information contained in this proxy statement/prospectus, including its annexes carefully.
Americas Silver and Pershing Gold encourage you to vote as soon as possible. The enclosed voting materials allow you to vote your shares of Pershing Gold Common Stock and/or Series E Preferred Stock, as applicable, without attending the Special Meeting. For more specific information on how to vote, see the questions and answers for Pershing Gold Stockholders below.
The Transaction
Q:
What is the proposed Transaction on which I am being asked to vote?

A:
You are being asked to consider and vote on a Transaction involving a merger of Merger Sub with and into Pershing Gold in order to effect an acquisition of Pershing Gold by Americas Silver pursuant to the Merger Agreement.

Q:
What will happen in the Transaction?

A:
If the Pershing Gold Stockholder approvals, as described in this proxy statement/prospectus, are obtained and all other conditions to the Transaction have been satisfied (or, to the extent permissible, waived), Merger Sub will merge with and into Pershing Gold, upon the terms and subject to the conditions set forth in the Merger Agreement and Americas Silver will issue Americas Silver Common Shares in exchange for all of the issued and outstanding shares of Pershing Gold Common Stock and holders of Series E Preferred Stock will receive, in exchange for their shares of Series E Preferred Stock, either Americas Silver Common Shares or Americas Silver Preferred Shares in accordance with their election, and the letter of transmittal will provide that if a holder of Series E Preferred Stock does not make an election, a holder of Series E Preferred Stock will be deemed to have elected to receive Americas Silver Common Shares. Upon the completion of the Transaction, the Pershing Gold Stockholders will become shareholders of Americas Silver, the separate corporate existence of Merger Sub will cease, and Pershing Gold will continue as the surviving corporation in the merger, succeed to and assume all the rights and obligations of Merger Sub and be a wholly-owned subsidiary of Americas Silver.

Q:
Why are the two companies proposing to complete the Transaction?

A:
The boards of directors of Americas Silver and Pershing Gold considered a number of factors in approving the Merger Agreement. Among them, Pershing Gold’s board of directors considered the relative financial conditions, results of operations and prospects for growth of Americas Silver, the respective operational and liquidity challenges and competitive strengths of Pershing Gold and Americas Silver, Americas Silver’s production profile, which includes two operating mines, its resource base, and the premium offered to Pershing Gold Stockholders. Americas Silver’s board of directors considered that the Transaction will provide Americas Silver with a diversified portfolio of precious metal assets in the Americas, and is expected to increase the growth and scale of Americas Silver’s production profile, will strengthen Americas Silver’s financial position and will enhance Americas Silver’s capital markets profile (including by improving the liquidity of Americas Silver Common Shares). See “Proposal One — The Transaction — Recommendations of the Pershing Gold Board of Directors; Pershing Gold’s Reasons for the Transaction” on page 69 and “Proposal One — The Transaction — Recommendations of the Americas Silver Board of Directors; Americas Silver’s Reasons for the Transaction” on page 67.

Q:
As a Pershing Gold Stockholder, what will I receive in the Transaction?

A:
Each holder of Pershing Gold Common Stock will be entitled to receive 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock held upon completion of the Transaction. Following the completion of the Transaction, it is expected that the former holders of Pershing Gold Common Stock will own, by virtue of the exchange of their shares of Pershing Gold Common Stock for Americas Silver Common Shares, approximately 36.5% of the Americas Silver Common Shares (based on the number of Americas Silver Common Shares and shares of Pershing Gold Common Stock outstanding as of the date of this proxy statement/prospectus). For more information on the calculation of the Common Stock Exchange Ratio, see “The Agreement and Plan of Merger — Consideration to be Received Pursuant to the Transaction” on page 121.

Each holder of Series E Preferred Stock may elect to exchange Series E Preferred Stock for new convertible non-voting preferred shares of Americas Silver at the Preferred Stock Exchange Ratio, or Americas Silver Common Shares based on the Common Stock Exchange Ratio. The letter of transmittal will provide that if a holder of Series E Preferred Stock does not make an election, a holder of Series E Preferred Stock will be deemed to have elected to receive Americas Silver Common Shares.
Q:
What is the value of the Transaction consideration?

A:
The Americas Silver Common Shares are traded on the TSX and the NYSE American. Because Americas Silver will issue a fixed number of Americas Silver Common Shares in exchange for each share of Pershing Gold Common Stock (and, at the election of the holder, for each share of Series E Preferred Stock), the value of the Transaction consideration that holders of Pershing Gold Common

Stock (and, at the election of the holder, certain holders of Series E Preferred Stock) will receive will depend on the price per share of Americas Silver Common Shares at the time the Transaction is completed. That price will not be known at the time of the Special Meeting and may be less or more than the current price or the price at the time of the Special Meeting. Based on the closing price of an Americas Silver Common Share on the NYSE American of  $1.39 on November 26, 2018, which may be more or less than the price at the closing date of the Transaction, the consideration per share of Pershing Gold Common Stock is $0.99, and the consideration per share of Series E Preferred Stock is $641.40. Based on the closing price of Americas Silver Common Shares on the NYSE American on September 28, 2018, the trading day preceding the announcement that Americas Silver and Pershing Gold had entered into the Merger Agreement, this implies a value of  $1.69 per share of Pershing Gold Common Stock, representing a 39% premium to Pershing Gold’s closing price on NASDAQ on September 28, 2018 and a 39% premium based on the volume weighted average prices of Americas Silver and Pershing Gold on the NYSE American and NASDAQ, respectively, for the 10-day period ending on September 28, 2018.
Q:
What will the holders of Pershing Gold Options receive in the Transaction?

A:
If the Transaction is approved, options to purchase shares of Pershing Gold Common Stock (“Pershing Gold Options”) will be cancelled at the effective time of the merger (the “Effective Time”) and converted into the right to receive that number of Americas Silver Common Shares that they would have been entitled to in the Transaction in respect of each share of Pershing Gold Common Stock that would have been issued on a “net exercise” of such Pershing Gold Options. Based on the closing price of Pershing Gold Common Stock on NASDAQ of  $0.94 on November 26, 2018 it is not expected that holders of Pershing Gold Options will receive any Americas Silver Common Shares because the exercise price of all of the Pershing Gold Options exceeds the current trading price of the Pershing Gold Common Stock. For more information on the treatment of Pershing Gold Options, see “The Agreement and Plan of Merger — Treatment of Pershing Gold Options” on page 122.

Q:
What will the holders of Pershing Gold RSUs receive in the Transaction?

A:
If the Transaction is approved, Pershing Gold restricted stock units, including performance-vested restricted stock units (“Pershing Gold RSUs”), will be cancelled at the Effective Time and converted into the right to receive that number of Americas Silver Common Shares that they would have been entitled to in the Transaction in respect of each share of Pershing Gold Common Stock underlying the Pershing Gold RSUs. For more information on the treatment of Pershing Gold RSUs, see “The Agreement and Plan of Merger — Treatment of Pershing Gold RSUs” on page 122.

Q:
What will the holders of Pershing Gold Warrants receive in the Transaction?

A:
Americas Silver and Pershing Gold have agreed that outstanding warrants to purchase shares of Pershing Gold Common Stock (“Pershing Gold Warrants”) will (i) if allowed under the terms of the applicable Pershing Gold Warrant, be required to be exercised and, if not exercised, terminated at the Effective Time, or (ii) if such treatment is not allowed under the terms of the applicable Pershing Gold Warrant, be replaced with warrants to purchase Americas Silver Common Shares on economically equivalent terms in accordance with the terms of the applicable Pershing Gold Warrant. The maximum number of Americas Silver Common Shares issuable to holders of Pershing Gold Warrants is expected to be 1,557,924. Based on the closing price of Pershing Gold Common Stock on NASDAQ of  $0.94 on November 26, 2018 it is not expected that holders of Pershing Gold Warrants whose exercise would be required will exercise such Pershing Gold Warrants, because the exercise price of the Pershing Gold Warrants exceeds the current trading price of the Pershing Gold Common Stock. For more information on the treatment of Pershing Gold Warrants, see “The Agreement and Plan of Merger — Treatment of Pershing Gold Warrants” on page 122.

Q:
Do persons involved in the Transaction have interests that may conflict with mine as a Pershing Gold Stockholder?

A:
Yes. When considering the recommendations of Pershing Gold’s board of directors, you should be aware that certain Pershing Gold directors and executive officers may have interests in the Transaction that are different from, or are in addition to, yours. These interests include:

•
the expected appointment of an individual designated by Pershing Gold, which is expected to be Mr. Stephen Alfers, the current President, Chief Executive Officer and a director of Pershing Gold, as a director of Americas Silver immediately after the completion of the Transaction;

•
that Mr. Alfers and Americas Silver expect to negotiate and enter into consulting arrangements pursuant to which Mr. Alfers will provide certain services to Americas Silver following completion of the Transaction;

•
that Mr. Alexander, the current Vice President, Finance and Controller of Pershing Gold, is expected to continue his employment with Pershing Gold for a certain period of time following the completion of the Transaction;

•
the acceleration of unvested Pershing Gold RSUs and conversion of all Pershing Gold RSUs into the right to receive the Common Stock Consideration (as defined below) in respect of each share of Pershing Gold Common Stock underlying the Pershing Gold RSU;

•
change of control payments to be made to certain officers and employees of Pershing Gold; and

•
the continued indemnification and directors’ and officers’ insurance coverage of current Pershing Gold directors and officers following the Transaction.

Q:
Are there any conditions to the closing of the Transaction?

A:
Americas Silver’s and Pershing Gold’s obligations to complete the Transaction depend on a number of conditions being met. These include, among others:

•
approval of the Transaction by (i) the majority of the voting power of holders of the Pershing Gold Common Stock and holders of the Series E Preferred Stock (on an as-converted basis), voting as one class, and (ii) 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class, at the Special Meeting of Pershing Gold Stockholders;

•
the approval of the Americas Silver Shareholders at a special meeting of Americas Silver Shareholders of  (i) a special resolution authorizing the amendment of the Americas Silver’s articles of incorporation, as amended (the “Americas Silver Articles”) to create and the Americas Silver Preferred Shares and (ii) an ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, including the acquisition of the Pershing Gold Common Stock in exchange for Americas Silver Common Shares;

•
the clearance of the Transaction by the Committee on Foreign Investment in the United States (“CFIUS”);

•
the absence of any judgment, order, or law that makes illegal or otherwise directly or indirectly cease trades, enjoins or otherwise prohibits the completion of the Transaction;

•
the effectiveness of the Form F-4 registration statement for the Americas Silver Common Shares and Americas Silver Preferred Shares to be issued or made issuable pursuant to the Transaction and the approval for listing of the Americas Silver Common Shares on the TSX and the NYSE American;

•
subject to certain limitations and exceptions, the accuracy of the other party’s representations and warranties and the performance in all material respects of its covenants in the Merger Agreement;

•
the appointment of an individual designated by Pershing Gold to the board of directors of Americas Silver, who is expected to be Mr. Alfers, effective immediately after the Effective Time; and

•
the absence of any material adverse change with respect to the business and affairs of either Pershing Gold (in the case of Americas Silver) or Americas Silver (in the case of Pershing Gold).

Where permitted by applicable law and the Merger Agreement, either of Americas Silver or Pershing Gold could choose to waive a condition to its respective obligation to complete the Transaction even when that condition has not been satisfied. See “The Agreement and Plan of Merger — Conditions to the Transaction” on page 135.
Q:
Is Pershing Gold prohibited from soliciting other offers?

A:
The Merger Agreement contains detailed provisions that prohibit Pershing Gold and its subsidiaries, officers, directors, any investment banker, financial advisor, attorney, accountant, agent or other representative from taking any action to directly or indirectly solicit or engage in discussions or negotiations with any person or group with respect to an alternative transaction that would be considered a “Company Acquisition Proposal” as defined in the Merger Agreement, including:

•
a direct or indirect acquisition that would result in the person or group acquiring 20% or more of the issued and outstanding Pershing Gold Common Stock and Series E Preferred Stock on an as converted basis;

•
any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of Pershing Gold or any of its subsidiaries;

•
a direct or indirect acquisition of assets or Pershing Gold or any of its subsidiaries that represents 20% or more of Pershing Gold’s consolidated assets;

•
a direct or indirect sale of interests in one or more of Pershing Gold’s subsidiaries that constitute 20% or more of the fair market value of Pershing Gold’s consolidated assets; or

•
any other transaction or arrangement or series of transactions or arrangements having a similar economic effect to those set out above.

The Merger Agreement does not, however, prohibit Pershing Gold from considering a written acquisition proposal received after the date of the Merger Agreement and in compliance with the terms of the Merger Agreement. Pershing Gold may be obligated to pay to Americas Silver a termination fee of  $4.0 million in certain circumstances if the Merger Agreement is terminated. See “The Agreement and Plan of Merger — Non-Solicitation and Acquisition Proposals” and “The Agreement and Plan of Merger — Termination Fees and Expenses” beginning on pages 130 and 138, respectively.
Q:
Are there any Pershing Gold Stockholders already committed to vote in favor of the Transaction?

A:
Yes. Pursuant to voting support agreements that have been signed with Americas Silver, all of the directors and certain officers of Pershing Gold (the “Pershing Gold D&O Support Agreements”), including Mr. Alexander (Vice President Finance and Controller), Mr. Alfers (Director, President and Chief Executive Officer), and Pershing Gold directors Pamela Saxton, Jefferey Clevenger, and Ed Karr, have agreed to vote all shares of Pershing Gold Stock held by them representing approximately 2.8% of the outstanding shares of Pershing Gold Stock (on an as-converted basis) as of the record date in favor of the Transaction at the Special Meeting. In addition, Barry Honig (the “Significant Stockholder”) has entered into an unconditional voting support agreement with Americas Silver (the “Significant Stockholder Support Agreement”) pursuant to which he has agreed to vote shares of Pershing Gold Common Stock and of Series E Preferred Stock held or controlled by him representing approximately 31% of the outstanding shares of Pershing Gold Common Stock and approximately 87% of the outstanding shares of Series E Preferred Stock (or approximately 35.7% of the aggregate voting power of the Pershing Gold Stockholders) in favor of the Transaction. For a more complete description of the Pershing Gold D&O Support Agreements and the Significant Stockholder Support Agreement, see

“Agreements Entered into in Connection with the Merger Agreement — Pershing Gold Director and Officer Voting Support Agreements” beginning on page 143 of this proxy statement/prospectus and “Agreements Entered into in Connection with the Merger Agreement — Significant Stockholder Voting Support Agreement” beginning on page 139 of this proxy statement/prospectus. The form of Pershing Gold D&O Support Agreement is also attached to this proxy statement/prospectus as Annex C and the form of Significant Stockholder Support Agreement is also attached to this proxy statement/prospectus as Annex D. As of November 26, 2018, the directors, officers, and Significant Stockholder who have signed voting support agreements, own, collectively, 34% of Pershing Gold Common Stock, 88% of Series E Preferred Stock, and 39% of the combined class of the aggregate voting power of the Pershing Gold Common Stock and Series E Preferred Stock voting on an as converted basis.
Q:
Is the Transaction expected to be taxable to Pershing Gold Stockholders?

A:
The Transaction is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), which generally would result in no recognition of any gain or loss by holders of Pershing Gold Common Stock or Series E Preferred Stock as a result of the Transaction. However, as a result of changes made by H.R. 1, “An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018”, informally titled the Tax Cuts and Jobs Act (the “Tax Cuts and Jobs Act”), it is uncertain whether Section 367(a) of the Code will apply to the Transaction, which, if applicable, would require a U.S. holder of shares of Pershing Gold Common Stock or Series E Preferred Stock to recognize gain (but not loss) equal to the difference between (i) the fair market value of Americas Silver Common Shares and/or Americas Silver Preferred Shares received by such U.S. holder in the Transaction, and (ii) the adjusted tax basis of such U.S. holder in such shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor. In addition, under certain circumstances, non-U.S. holders may be subject to U.S. tax on any gain realized as a result of the Transaction. In addition, if shares of Pershing Gold Common Stock are not considered to be regularly traded on an established securities market, Americas Silver may be required to withhold a portion of the Transaction consideration payable to non-U.S. holders under applicable tax laws.

You should consult your own tax advisor to determine the particular tax consequences to you of the Transaction. The foregoing description of U.S. federal income tax consequences of the Transaction to Pershing Gold Stockholders is qualified in its entirety by the longer form discussion under “Proposal One — The Transaction — Material U.S. Federal Income Tax Considerations” beginning on page 97 and “— The Transaction — Material U.S. Federal Income Tax Considerations of the Transaction to Non-U.S. Holders” beginning on page 106. Neither Pershing Gold nor Americas Silver has sought or obtained a ruling from the United States Internal Revenue Service (the “IRS”) regarding any of the tax consequences of the Transaction. Accordingly, there can be no assurance that the IRS will not challenge such tax treatment of the Transaction or that the U.S. courts will uphold such tax treatment in the event of an IRS challenge.
Generally, for a Resident Pershing Gold Holder (as defined under “Proposal One — The Transaction — Material Canadian Federal Income Tax Considerations”), the exchange of the shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, should be treated as a taxable disposition of such shares.
Generally, a Non-Resident Pershing Gold Holder (as defined under “Proposal One — The Transaction — Material Canadian Federal Income Tax Considerations”) of the shares of Pershing Gold Common Stock or Series E Preferred Stock will not be subject to tax under the Income Tax Act (Canada) in respect of any capital gain realized on a disposition of the shares of Pershing Gold Common Stock unless the shares constitute “taxable Canadian property” of the Non-Resident Pershing Gold Holder at the time of disposition and that Holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the holder is resident.
The foregoing is a summary only; for a more detailed discussion of the Canadian federal income tax consequences of the Transaction, please see the discussion under “Proposal One — The Transaction — Material Canadian Federal Income Tax Consequences — Considerations of the

Transaction Relevant to Holders of Pershing Gold Common Stock, and Series E Preferred Stock” and “Eligibility for Investment” beginning on page 109 and 114, respectively. Resident Pershing Gold Holders and Non-Resident Pershing Gold Holders (as defined under “Proposal One — The Transaction — Material Canadian Federal Income Tax Considerations”) of shares of Pershing Gold Common Stock, Series E Preferred Stock and Pershing Gold Warrants should consult their own tax advisors to determine the particular tax consequences to them of the Transaction.
Q:
When is the Transaction expected to be completed?

A:
Pershing Gold and Americas Silver are working towards completing the Transaction as quickly as possible and it is currently anticipated that the Transaction will be completed by the end of the first quarter of calendar year 2019. However, there can be no assurances that the Transaction will be completed at all or, if completed, that it will be completed by the end of the first quarter of calendar year 2019. The exact timing and likelihood of completion of the Transaction cannot be predicted because the Transaction is subject to certain conditions, including the receipt of regulatory approvals. Neither Pershing Gold nor Americas Silver is obligated to complete the Transaction unless and until the closing conditions in the Merger Agreement have been satisfied or waived.

Q:
How will Americas Silver be managed after the closing of the Transaction?

A:
Upon completion of the Transaction, the Americas Silver board of directors will be comprised of nine members. The Americas Silver board of directors currently consists of eight members and, on closing of the Transaction, the size of the Americas Silver board of directors is expected to be increased to nine, and an individual designated by Pershing Gold, who is expected to be Mr. Alfers, will be appointed to the Americas Silver board of directors.

Q:
What happens if the Transaction is not completed?

A:
If the Transaction is not approved by the Pershing Gold Stockholders or Americas Silver Shareholders, or if the Transaction is not completed for any other reason, there will be no exchange of shares of Pershing Gold Common Stock and Series E Preferred Stock for Americas Silver Common Shares and Americas Silver Preferred Shares and Pershing Gold will not become a wholly-owned subsidiary of Americas Silver. Instead, Pershing Gold will continue to be independently owned by the Pershing Gold Stockholders and will remain as a public company and the Pershing Gold Common Stock will continue to be registered under the Exchange Act and continue to be traded on the TSX, the Frankfurt Stock Exchange and NASDAQ. If the Merger Agreement is terminated for certain specified reasons, Pershing Gold may be obligated to pay to Americas Silver a termination fee of  $4.0 million and will be required to repay the $4.0 million convertible loan by Americas Silver to Pershing Gold made in connection with the Transaction. See “The Agreement and Plan of Merger — Conditions to the Transaction” and “The Agreement and Plan of Merger — Termination Fees and Expenses” on pages 135 and 138, respectively.

Q:
Am I entitled to exercise dissenter’s or similar rights under Nevada law as a result of the Transaction?

A:
NRS Section 92A.380 generally provides stockholders of Nevada corporations with dissent rights in connection with merger transactions, such as the Transaction, that are completed under Chapter 92A — “Mergers, Conversions, Exchange and Domestications”. There is an exemption from these dissenter’s rights provisions for shares, such as the Pershing Gold Common Stock, that are traded on a “national securities exchange” and are accordingly “covered securities” under the Securities Act. Because the Pershing Gold Common Stock trades on NASDAQ, holders of Pershing Gold Common Stock are not entitled to dissenter’s rights in connection with the Transaction. However, because shares of Series E Preferred Stock do not trade on a “national securities exchange” and are, therefore, not “covered securities” under the Securities Act, holders of Series E Preferred Stock will have dissenter’s rights in connection with the Transaction. Accordingly, only a holder of Series E Preferred Stock may dissent from the Transaction and request that the surviving corporation purchase such holder’s shares of Series E Preferred Stock for their “fair value.” However, to do this, such holder of Series E Preferred Stock must strictly comply with all applicable requirements of Nevada law.

Under Nevada law, the “fair value” of a share of Series E Preferred Stock may be more than, less than or equal to the price per share to be paid in the Transaction and, absent an agreement as to “fair value” between the dissenting holder of Series E Preferred Stock and the surviving corporation in the Transaction, would ultimately be determined by a court. See “Proposal One — The Transaction — Dissenter’s Rights for Holders of Series E Preferred Stock” beginning on page 118. Under Nevada law, if the Transaction is consummated and (i) you are a holder of record of Series E Preferred Stock, (ii) you give written notice to Pershing Gold prior to the vote on Proposal One at the Special Meeting that you intend to dissent, (iii) you do not vote in favor of Proposal One, and (iv) you follow all of the procedures for demanding your dissenter’s rights described in the summary at “Proposal One — The Transaction — Dissenter’s Rights for Holders of Series E Preferred Stock” and in Annex B, you may receive a cash payment for the “fair value” of your shares of Series E Preferred Stock formerly held instead of the Transaction consideration to be received by the other holders of Series E Preferred Stock pursuant to the Merger Agreement.
IF YOU ARE A HOLDER OF SERIES E PREFERRED STOCK AND WANT TO EXERCISE YOUR DISSENTER’S RIGHTS, YOU ARE URGED TO CAREFULLY READ AND FOLLOW THE PROCEDURES AT “PROPOSAL ONE — THE TRANSACTION — DISSENTER’S RIGHTS” AND IN ANNEX B. FAILURE TO TAKE ANY OF THE STEPS REQUIRED UNDER NEVADA LAW WILL RESULT IN THE LOSS OF ANY DISSENTER’S RIGHTS YOU MIGHT OTHERWISE HAVE.
Stockholders who properly and timely elect to exercise their right to dissent will also lose all their other rights as stockholder. Nevada law provides that: (i) a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation; and (ii) subject to the limitations of NRS 92A.390(3), from and after the effective date of the merger, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares; but (iii) will continue to have the right to receive dividends or other distributions payable to stockholders on a date before the effective date of the merger.
Because of the complexity of these procedures, you are urged to seek the advice of legal counsel if you are considering exercising your dissenter’s rights. Any failure to strictly follow any of these procedures may result in a termination or waiver of your dissenter’s rights under Nevada law.
Q:
Will Pershing Gold Stockholders be able to trade Americas Silver Common Shares that they receive pursuant to the Transaction?

A:
Yes. The Americas Silver Common Shares issued pursuant to the Transaction will be registered under the Securities Act and will be listed on the TSX under the symbol “USA”, on the NYSE American under the symbol “USAS” and on the Frankfurt Stock Exchange under the symbol “SZ71.” All Americas Silver Common Shares that a Pershing Gold Stockholder receives in the Transaction will be freely transferable unless a Pershing Gold Stockholder is deemed an affiliate of Pershing Gold prior to the Transaction or an affiliate of Americas Silver following the Transaction for purposes of U.S. federal securities laws or a control person under applicable Canadian securities laws. For more information on Pershing Gold affiliates’ ability to trade Americas Silver Common Shares or Americas Silver Preferred Shares received in the Transaction see “Proposal One — The Transaction — U.S. Securities Law Matters” on page 120 and “Proposal One — The Transaction — Canadian Securities Law Matters” on page 120.

Q:
Will holders of Series E Preferred Stock who elect to receive Americas Silver Preferred Shares pursuant to the Transaction be able to trade their Americas Silver Preferred Shares?

A:
The Americas Silver Preferred Shares will not be listed on any stock exchange. There is currently no market through which the Americas Silver Preferred Shares may be sold and holders of Series E Preferred Stock may not be able to resell the Americas Silver Preferred Shares that they elect to receive in connection with the Transaction. This may affect the price of the Americas Silver Preferred Shares in the secondary market, the transparency and availability of trading prices and the liquidity of the Americas Silver Preferred Shares. All Americas Silver Preferred Shares that a Series E Preferred Stockholder receives in the Transaction will be freely transferable unless a holder is deemed an affiliate of Pershing Gold prior to the Transaction or an affiliate of Americas Silver following the Transaction for purposes of U.S. federal securities laws or a control person under applicable Canadian securities laws. The Americas Silver Preferred Shares will be convertible into Americas Silver Common Shares, which will generally be freely tradeable (subject to the affiliate and control person restrictions). For more information, including the ability of affiliates or control persons of Pershing Gold or Americas Silver to trade Americas Silver Common Shares received in the Transaction, see “Proposal One — The Transaction — U.S. Securities Law Matters” on page 120 and “Proposal One — The Transaction — Canadian Securities Law Matters” on page 120.
Q:
What will happen to my stock certificates and where should I send my stock certificates?

A:
If you are a holder of Pershing Gold Common Stock, at the Effective Time, your Pershing Gold Common Stock will convert into the right to receive Americas Silver Common Shares and you will no longer be a Pershing Gold Stockholder. You will receive written instructions and a letter of transmittal. You will use these documents to exchange the certificates representing your Pershing Gold Common Stock for certificates representing your Americas Silver Common Shares. Each Pershing Gold Common Stockholder who submits the necessary documentation is entitled to receive the Transaction consideration of 0.715 Americas Silver Common Shares for each share of Pershing Gold Common Stock. For more information see “Proposal One — The Transaction — Exchange of Shares in the Transaction” on page 117.

If you are a holder of Series E Preferred Stock, at the Effective Time, unless you properly exercise and perfect your dissenter’s rights, your Series E Preferred Stock will convert, at your option, into the right to receive either (i) 461.440 non-voting Americas Silver Preferred Shares or (ii) the number of Americas Silver Common Shares to which you would be entitled if each share of Series E Preferred Stock had been converted into Pershing Gold Common Stock in accordance with the certificate of designation of Series E Preferred Stock of Pershing Gold dated August 7, 2013, as amended September 28, 2018, and such Pershing Gold Common Stock were then converted into Americas Silver Common Shares in accordance with the Merger Agreement. You will receive written instructions and a letter of transmittal. You will use these documents to exchange the certificates representing your Series E Preferred Stock for certificates representing your Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable. If a holder of Series E Preferred Stock does not make an election, a holder of Series E Preferred Stock will be deemed to have elected to receive Americas Silver Common Shares.
Q:
Should I send in my Pershing Gold stock certificates now?

A:
No. You should not send in your stock certificates at this time. Pershing Gold Stockholders who hold their shares in certificated form will need to exchange their Pershing Gold stock certificates for the Americas Silver Common Shares or Americas Silver Preferred Shares provided for in the Merger Agreement upon completion of the Transaction. Americas Silver will send Pershing Gold Stockholders written instructions for exchanging Pershing Gold stock certificates at that time. Pershing Gold Stockholders who hold their shares in book-entry form will also receive written instructions for exchanging their shares after the Transaction is completed.

Q:
Are there risks associated with the Transaction?

A:
Yes. You should read the section entitled “Risk Factors” beginning on page 35.

The Special Meeting
Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202 at 9:30 am Mountain Time, on January 9, 2019.

Q:
What other proposals are being presented at the Special Meeting?

A:
In addition to the proposal to approve the Transaction (Proposal One), as required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act, Pershing Gold Stockholders will be asked to cast an advisory (non-binding) vote on the ‘golden parachute’ compensation that may become payable to its named executive officers in connection with the completion of the Transaction (Proposal Two) and to vote to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Transaction (Proposal Three). Pershing Gold is not aware of any other business to be acted upon at the Special Meeting. If, however, other matters are properly brought before the Special Meeting, your proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares as the Pershing Gold board of directors may recommend.

Q:
How does the Pershing Gold board of directors recommend that I vote?

A:
Pershing Gold’s board of directors unanimously recommends that you vote your shares:

“FOR” the proposal to approve the Transaction (Proposal One).
“FOR” the advisory (non-binding) vote on the ‘golden parachute’ compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction (Proposal Two).
“FOR” the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies (Proposal Three).
Q:
Who is entitled to vote at the Special Meeting?

A:
All holders of record of Pershing Gold Common Stock and of Series E Preferred Stock as of the close of business on November 26, 2018, the record date for the determination of Pershing Gold Stockholders entitled to vote at the Special Meeting, are entitled to vote at the Special Meeting on Proposal One, Proposal Two and Proposal Three. On that date, 33,676,921 shares of Pershing Gold Common Stock and 8,946 shares of Series E Preferred Stock were issued and outstanding.

Q:
Why am I being asked to cast an advisory (non-binding) vote to approve the ‘golden parachute’ compensation that may become payable to Pershing Gold’s named executive officers in connection with the Transaction?

A:
The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require Pershing Gold to seek an advisory (non-binding) vote with respect to certain payments that may be made to Pershing Gold’s named executive officers in connection with the Transaction.

Q:
What will happen if Pershing Gold Stockholders do not approve the ‘golden parachute’ compensation at the Special Meeting?

A:
Approval of the ‘golden parachute’ compensation that may become payable to Pershing Gold’s named executive officers in connection with the Transaction is not a condition to completion of the Transaction. The vote with respect to the ‘golden parachute’ compensation is an advisory vote and will not be binding on Pershing Gold regardless of whether the Transaction is approved. Therefore, regardless of whether Pershing Gold Stockholders approve the advisory (non-binding) vote regarding the ‘golden parachute’ compensation, if the Transaction is approved by the Pershing Gold Stockholders and completed, the ‘golden parachute’ compensation will still be paid to Pershing Gold’s named executive officers to the extent payable in accordance with the terms of pre-existing compensation arrangements.

Q:
How many votes do I have?

A:
If you are a holder of Pershing Gold Common Stock, you are entitled to one vote for each share of Pershing Gold Common Stock that you owned as of the close of business on the record date.

If you are a holder of Series E Preferred Stock, you are entitled to one vote for each share of Pershing Common Stock into which your Series E Preferred Stock that you owned as of the close of business on the record date would then be convertible. Each share of Series E Preferred Stock is currently convertible into approximately 353.571 shares of Pershing Gold Common Stock.
Q:
What vote is required to approve each proposal?

A:
The approval of the Transaction (Proposal One) requires the affirmative votes of  (i) the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) at least 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class. If you are a holder of Pershing Gold Common Stock or Series E Preferred Stock and abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the approval of Proposal One.

Proposal Two, the advisory (non-binding) vote on the ‘golden parachute’ compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act is advisory and, therefore, it will not be binding on Pershing Gold, nor will it overrule any prior decision or require the board of directors of Pershing Gold (or any committee thereof) to take any action. The proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.
Proposal Three, approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Transaction, requires (whether a quorum is present or not) that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.
With respect to Proposal Two and Proposal Three, if you do not submit a proxy or voting instructions or do not vote in person at the Special Meeting, your shares will not be counted in determining the outcome of these proposals. If you “ABSTAIN” from voting on Proposal Two or Proposal Three, your shares will not be deemed to have been cast and will not affect the vote to approve Proposal Two or Proposal Three.
Q:
Do the directors and officers and certain Pershing Gold Stockholders intend to vote for the Transaction?

A:
Yes. Pursuant to the Pershing Gold D&O Support Agreements and the Significant Stockholder Support Agreement (which is unconditional), all directors and certain officers of Pershing Gold and the Significant Stockholder beneficially holding an aggregate of 11,405,011 shares of Pershing Gold Common Stock, or approximately 34% of the voting power of Pershing Gold Common Stock, and 7,835 shares of Series E Preferred Stock, or approximately 88% of the voting power of Series E Preferred Stock (and such Pershing Gold Common Stock and Series E Preferred Stock together representing approximately 39% of the aggregate voting power of Pershing Gold Stockholders), have agreed to vote their shares of Pershing Gold Common Stock and Series E Preferred Stock, as applicable, at the Special Meeting in favor of the proposal to approve the Transaction. For a more complete description of the Pershing Gold D&O Support Agreements and the Significant Stockholder Support Agreement, see “Agreements Entered into in Connection with the Merger Agreement — Pershing Gold Director and Officer Voting Agreements” on page 140 of this proxy statement/prospectus and “Agreements Entered into in Connection with the Merger Agreement — Significant Stockholder Voting Support Agreements” on page 139 of this proxy statement/prospectus. The form of Pershing Gold D&O Support Agreement is also attached to this proxy statement/prospectus as Annex C and the form of Significant Stockholder Support Agreement is also attached to this proxy statement/prospectus as Annex D.

Q:
Can I attend the Special Meeting? What do I need for admission?

A:
You are entitled to attend the Special Meeting if you were a Pershing Gold Stockholder of record or a beneficial owner as of the close of business on November 26, 2018 or you hold a valid legal proxy for the Special Meeting. If you are a Pershing Gold Stockholder of record, your name will be verified against the list of Pershing Gold Stockholders of record prior to your being admitted to the Special Meeting. If you are a beneficial owner, you will need to provide proof of beneficial ownership on the record date in order to be admitted to the Special Meeting, such as a brokerage account statement showing that you owned stock of Pershing Gold as of the record date, a voting instruction form provided by your bank, broker or other nominee, or other similar evidence of ownership as of the record date, including a valid legal proxy from your bank, broker or other nominee. You should also be prepared to present photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Special Meeting.
Q:
How can I vote my shares in person at the Special Meeting?

A:
All Pershing Gold Stockholders, including Pershing Gold Stockholders of record and Pershing Gold Stockholders who hold their shares through banks, brokers or other nominees, are invited to attend the Special Meeting and vote their shares in person.

If your shares of Pershing Gold Common Stock or Series E Preferred Stock, as applicable, are registered directly in your name with Pershing Gold’s transfer agent, Computershare Investor Services Inc., you are considered the Pershing Gold Stockholder of record with respect to those shares. If you are a Pershing Gold Stockholder of record as of the close of business on the record date for the determination of Pershing Gold Stockholders entitled to vote at the Special Meeting, you have the right to vote your shares in person at the Special Meeting. If you choose to do so, you can vote at the Special Meeting using the written ballot that will be provided at the Special Meeting or you can complete, sign and date the enclosed proxy card you received with this proxy statement/prospectus and submit it at the Special Meeting.
If your shares are held in a stock brokerage account or by a bank, broker, or other nominee (that is, in “street name”) rather than directly in your own name with Pershing Gold’s transfer agent, you are considered a beneficial owner of your shares and this proxy statement/prospectus is being forwarded to you by your bank, broker, or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. As the beneficial owner, you may attend the Special Meeting and vote your shares in person at the Special Meeting only if you obtain a legal proxy from the bank, broker, or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting.
Even if you plan to attend the Special Meeting, it is recommended that you submit your proxy or voting instructions in advance of the Special Meeting as described below so that your vote will be counted if you later decide not to attend the Special Meeting.
Q:
How can I vote my shares without attending the Special Meeting?

A:
Whether you are a Pershing Gold Stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the Special Meeting. If you are a Pershing Gold Stockholder of record, you may submit a proxy to authorize how your shares are voted at the Special Meeting. Your proxy can be submitted by mail by completing, signing, and dating the proxy card you received with this proxy statement/prospectus and then mailing it in the enclosed prepaid envelope. Stockholders of record may also submit a proxy over the Internet by following the instructions provided on the proxy card you received with this proxy statement/prospectus or may vote via facsimile by faxing the proxy card to the fax number provided on your proxy card. If you are a beneficial owner, you must submit voting instructions to your bank, broker or other nominee in order to authorize how your shares are voted at the Special Meeting. Please follow the instructions provided by your bank, broker or other nominee.

Submitting a proxy or voting instructions will not affect your right to vote in person should you decide to attend the Special Meeting, although beneficial owners must obtain a “legal proxy” from the bank, broker, or other nominee that holds their shares giving them the right to vote the shares at the Special Meeting in order to vote in person at the Special Meeting.

Q:
What does it mean if I received more than one set of proxy materials?

A:
If you received more than one set of proxy materials, it means that you hold shares of Pershing Gold Stock in more than one account and/or that you own both Pershing Gold Common Stock and Series E Preferred Stock. For example, you may own your shares in various forms, including jointly with your spouse, as trustee of a trust, or as custodian for a minor. To ensure that all of your shares are voted, please provide a proxy or voting instructions for each account for which you received proxy materials.

Q:
If my shares are held in my own name, how will my shares be voted if I do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:
If your shares are registered directly in your name with Pershing Gold’s transfer agent, Computershare Investor Services Inc., and you submit a proxy or voting instructions but do not indicate your specific voting instructions on one or more of the proposals to be presented at the Special Meeting, your shares will be voted as recommended by Pershing Gold’s board of directors on those proposals if using the form of proxy included with the proxy materials and as the proxyholders may determine with respect to any other matter properly presented for a vote at the Special Meeting.

Q:
What is the deadline for voting my shares?

A:
If you are a Pershing Gold Stockholder of record using the telephone or internet voting methods decscribed on your proxy card, your vote must be received by 11:59pm on January 8, 2019 in order for your shares to be voted at the Special Meeting. However, if you are a Pershing Gold Stockholder of record, you may instead mark, sign, date, and return the enclosed proxy card, which must be received before the polls close at the Special Meeting, in order for your shares to be voted at the Special Meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, or other nominee for information on the deadline for voting your shares.

Q:
What is a quorum?

A:
The presence at the Special Meeting, in person or by proxy, of the holders of a majority (over 50%) of the shares of Pershing Gold’s capital stock outstanding, including all Pershing Gold Common Stock and Series E Preferred Stock voting on an as-converted basis (determined as of the record date) will constitute a quorum. Abstentions are counted as present for the purpose of determining whether a quorum is present.

Q:
How will abstentions be counted?

A:
If you are a holder of Pershing Gold Common Stock or Series E Preferred Stock and abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the approval of the Transaction in Proposal One.

If you “ABSTAIN” from voting on Proposal Two or Proposal Three, your shares will not be deemed to have been cast and will not affect the vote to approve either proposal.
Q:
Why is my vote important?

A:
If you do not submit a proxy or voting instruction form or vote in person at the Special Meeting, it will be more difficult for us to obtain the necessary quorum to hold the Special Meeting. In addition, because Proposal One in respect of the Transaction must be approved by both (i) the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) at least 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class, abstaining from voting, either in person or by proxy, or not instructing your broker or other nominee how to vote your shares, will have the same effect as a vote “AGAINST” the approval of the Transaction in Proposal One.

If you do not submit a proxy or voting instructions or do not vote in person at the Special Meeting, your shares will not be counted in determining the outcome of any of the other proposals at the Special Meeting.

Q:
If my shares are held in “street name” by my broker, bank, or other nominee, will my broker, bank, or other nominee vote my shares for me if I do not submit voting instructions?

A:
No. It is not expected that your broker, bank, or other nominee will have discretion to vote your shares on any of the matters listed in the notice of Special Meeting, except in accordance with your specific instructions. Therefore, if you hold your shares in “street name” through a brokerage account and do not submit voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee should not vote your shares of Pershing Gold Common Stock or Series E Preferred Stock on any of the proposals at the Special Meeting.

Q:
May I change my vote after I have submitted my proxy or voting instructions?

A:
Yes. If you are a shareholder of record, once you have submitted your proxy by mail, fax or via the Internet, you may revoke it at any time before it is voted at the Special Meeting. You may revoke your proxy in any one of three ways:

•
you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•
you may notify Pershing Gold’s Corporate Secretary in writing that you wish to revoke your proxy before it is voted at the Special Meeting; or

•
you may vote in person at the Special Meeting.

Attendance at the Special Meeting in and of itself, without voting in person at the Special Meeting, will not cause your previously granted proxy to be revoked. Please note that if you hold your shares in “street name” through a broker, bank, or other nominee and you have instructed your broker, bank, or other nominee to vote your shares, the above-described options for changing your vote do not apply, and instead, you must follow the instructions received from your broker, bank, or other nominee to change your vote.
Q:
What happens if I transfer my shares of Pershing Gold Common Stock or Series E Preferred Stock after the record date?

A:
If you transfer your shares of Pershing Gold Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting (so long as such shares remain outstanding on the date of the Special Meeting), but you will not have the right to receive the Transaction consideration to be received by holders of Pershing Gold Common Stock in connection with the Transaction. In order to receive the Transaction consideration, you must hold your shares of Pershing Gold Common Stock through completion of the Transaction.

If you transfer your shares of Series E Preferred Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting (so long as such shares remain outstanding on the date of the Special Meeting), but you will not have the right to receive the Transaction consideration to be received by holders of Series E Preferred Stock in connection with the Transaction. In order to receive the Transaction consideration, you must hold your shares of Series E Preferred Stock through completion of the Transaction.
Q:
What do I need to do now?

A:
You are urged to read this proxy statement/prospectus carefully, including its annexes and the documents referred to in this proxy statement/prospectus, and then mail your completed, dated, and signed proxy card or voting instruction form in the enclosed prepaid return envelope as soon as possible, or submit your proxy or voting instruction via the Internet or by fax in accordance with the instructions included with this proxy statement/prospectus and the enclosed proxy card or voting instruction form, so that your shares can be voted at the Special Meeting.

Q:
Who is paying for this proxy solicitation?

A:
Pershing Gold will pay the costs of printing and mailing this proxy statement/prospectus to Pershing Gold Stockholders and all other costs incurred in connection with the solicitation of proxies for the Special Meeting. In addition to the mailed proxy materials, Pershing Gold’s and Americas Silver’s directors, officers, and other employees may also solicit proxies or votes in person, in writing, by telephone, e-mail, or other means of communication. Directors, officers, and other employees will not be paid any additional compensation for soliciting proxies. Pershing Gold will also reimburse banks, brokers, nominees, and other record holders for their reasonable expenses in forwarding proxy materials to beneficial owners of shares of Pershing Gold Common Stock. In addition, Pershing Gold and Americas Silver have retained ShoreCrest Group Ltd. to assist in the solicitation of proxies and Americas Silver has agreed to pay the C$35,000 cost (plus reasonable out-of-pocket expenses) for these services.

Q:
Where can I find more information about Americas Silver and Pershing Gold?

A:
More information about Americas Silver and Pershing Gold is available from various sources described under “Where You Can Find More Information” on page 186. Additional information about Americas Silver may be found under its profiles on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sedar.com and www.sec.gov/edgar, respectively, and may be obtained from its internet website at www.americassilvercorp.com, and additional information about Pershing Gold found under its SEDAR and EDGAR profiles at www.sedar.com and www.sec.gov/edgar.com and may be obtained from its Internet website at www.pershinggold.com. Americas Silver and Pershing Gold have included their respective website addresses in this proxy statement/prospectus only as inactive textual references and do not intend them to be an active link to their respective websites. The contents of these websites, and information accessible through them, are not part of this proxy statement/prospectus.

Q:
Who can help answer my questions?

A:
If you have any questions or need further assistance in voting your shares of Pershing Gold Common Stock or Series E Preferred Stock, or if you need additional copies of this proxy statement/prospectus or the proxy card, please contact Mindyjo Germann, Corporate Secretary, at 1658 Cole Blvd, Building 6 Suite 210 Lakewood, CO 80401, or by calling 720-974-7248.

SUMMARY
This summary highlights selected information from this proxy statement/prospectus. It may not contain all of the information that is important to you. You are urged to carefully read the entire proxy statement/prospectus, including the annexes and the other documents referred to in this proxy statement/prospectus because the information in this section does not provide all the information that might be important to you with respect to the Merger Agreement, the Transaction and the other matters being considered at the Special Meeting. For additional information, see “Where You Can Find More Information” on page 186. Each item in this summary refers to the page of this proxy statement/prospectus on which that subject is discussed in more detail.
Information about the Companies
Americas Silver Corporation
Americas Silver is a publicly-listed mining company engaged in the evaluation, acquisition, exploration, development and operation of precious and polymetallic mineral properties in North America, primarily those with the potential for near-term production or exhibiting potential for hosting a major mineralized deposit. Americas Silver’s mission is to profitably expand its precious metals production through the development of its own projects and consolidation of complimentary projects. Americas Silver is currently operating in two of the world’s leading silver camps: the Cosalá Operations in Sinaloa, Mexico, which includes the Nuestra Señora silver-zinc-copper-lead mine, the San Rafael silver-zinc-lead mine and the Zone 120 silver-copper exploration project, and the Galena Complex, in Idaho, United States. Americas Silver holds an option to purchase the San Felipe development project in Sonora, Mexico.
Americas Silver was incorporated as “Scorpio Mining Corporation” pursuant to articles of incorporation dated May 12, 1998 under the Canada Business Corporations Act with authorized share capital of an unlimited number of common shares. On December 23, 2014, a merger transaction between Scorpio Mining Corporation (“Scorpio Mining”) and U.S. Silver & Gold Inc. (“U.S. Silver”) was completed to combine their respective businesses by way of a plan of arrangement of U.S. Silver pursuant to section 182 of the Business Corporations Act (Ontario). Following this merger, the combined company changed its name to “Americas Silver Corporation” by way of articles of amendment dated May 19, 2015.
Americas Silver was originally listed on the TSX trading under the symbol “SPM” from October 18, 2006. Americas Silver now trades on the TSX under the trading symbol “USA” and on the Frankfurt Stock Exchange under the symbol “SZ71”. On January 11, 2017, Americas Silver filed a registration statement under the Exchange Act with the SEC, and on January 19, 2017, Americas Silver commenced trading the Americas Silver Common Shares on the NYSE American under the symbol “USAS”.
Americas Silver’s principal and registered office is located at 145 King Street West, Suite 2870, Toronto, Ontario, Canada M5H 1J8. Americas Silver’s website is www.americassilvercorp.com. Americas Silver’s telephone number is 416-848-9503. The content of Americas Silver’s website and information accessible through the website do not form part of this proxy statement/prospectus.
Americas Silver is an “emerging growth company” under the Jumpstart Our Business Startups Act 2012, as amended (the “Jobs Act”). See “Risk Factors — Risks Relating to Americas Silver Following Completion of the Transaction” beginning on page 40 and “Americas Silver Corporation” beginning on page 146.
Additional information about Americas Silver is included in documents publicly filed by Americas Silver. See “Where You Can Find More Information” beginning on page 186.
R Merger Sub, Inc.
R Merger Sub, Inc., or Merger Sub, is a Nevada corporation and a wholly-owned subsidiary of Americas Silver. Merger Sub was formed solely for the purpose of effecting the proposed merger with Pershing Gold and has not carried on any activities other than in connection with the proposed merger. The address and telephone number for Merger Sub’s principal executive office is the same as for Americas Silver.

Pershing Gold Corporation
Pershing Gold is a gold and precious metals exploration company pursuing exploration, development and mining opportunities primarily in Nevada. It is currently focused on exploration at its Relief Canyon properties in Pershing Gold County in northwestern Nevada and, if economically feasible, commencing mining at the Relief Canyon Mine. None of its properties contain proven and probable reserves under SEC Industry Guide 7, and its activities on all of its properties are exploratory in nature.
Pershing Gold was incorporated in Nevada on August 2, 2007 under the name Excel Global, Inc., and it changed its name to Pershing Gold Corporation on February 27, 2012.
Since its acquisition of the Relief Canyon Mine property in 2011, Pershing Gold’s exploration efforts have been focused primarily on expanding the known Relief Canyon Mine deposit.
Pershing Gold’s Relief Canyon property rights currently total approximately 29,000 acres and are comprised of approximately 1,137 owned unpatented mining claims, 120 owned millsite claims, 62 leased unpatented mining claims, and 6,586 acres of leased private lands, 960 acres of subleased private lands and 320 acres or owned private minerals. As currently defined by exploration drilling, most of the Relief Canyon properties, including the Relief Canyon Mine, are located on property that is subject to a 2% net smelter return production royalty, with a portion of the deposit located on property subject to net smelter return production royalties totaling 4.5%. The rest of the property is subject, under varying circumstances, to net smelter return production royalties ranging from 2% to 5%.
Pershing Gold’s principal offices are located in Lakewood, Colorado at 1658 Cole Boulevard, Building No. 6, Suite 210, Lakewood, Colorado 80401 and it has an exploration office at 1055 Cornell Avenue, Lovelock, Nevada 89419. Pershing Gold’s telephone number is 720-974-7254. Pershing Gold maintains a website at www.pershinggold.com, which contains information about the company. This website and the information accessible through the website do not form part of this proxy statement/prospectus.
Pershing Gold Common Stock trades on NASDAQ and on the TSX under the symbol “PGLC”, and on the Frankfurt Stock Exchange under the symbol “7PG1”.
Additional information about Pershing Gold is included in documents publicly filed by Pershing Gold. See “Where You Can Find More Information” beginning on page 186.
The Agreement and Plan of Merger
Under the terms of the Merger Agreement, Merger Sub will merge with and into Pershing Gold, with Pershing Gold continuing as the surviving corporation. The Merger Agreement is attached to this proxy statement/prospectus as Annex A and is incorporated into this proxy statement/prospectus by reference. Pershing Gold and Americas Silver encourage you to read the entire Merger Agreement carefully as it is the legal document that governs the Transaction.
General
As a result of the Transaction, the separate corporate existence of Merger Sub will cease and Pershing Gold will continue as the surviving corporation of the Merger with Merger Sub and become a wholly-owned subsidiary of Americas Silver.
Holders of shares of Pershing Gold Common Stock, as of the Effective Time, will exchange their shares of Pershing Gold Common Stock for Americas Silver Common Shares. Each share of Pershing Gold Common Stock will be exchanged for 0.715 of an Americas Silver Common Share (referred to as the “Common Stock Consideration”).
Holders of shares of Series E Preferred Stock, as of the Effective Time, (other than Series E Preferred Stockholders who have properly and validly exercised and perfected their right to dissent) will receive either Americas Silver Preferred Shares or have their shares converted into Pershing Gold Common Stock and then receive Americas Silver Common Shares. Each share of Series E Preferred Stock will, at the election of the holder, either (i) be converted into the right to receive 461.440 Americas Silver Preferred Shares, or (ii) be converted into the right to receive such number of Americas Silver Common Shares to which the holder would be entitled if the share of Series E Preferred Stock were converted into Pershing Gold Common Stock and then exchanged for Americas Silver Common Shares using the 0.715 exchange ratio described above (together referred to as the “Preferred Stock Consideration”).
The letter of transmittal will provide that if a holder of Series E Preferred Stock does not make an election, a holder of Series E Preferred Stock will be deemed to have elected to receive Americas Silver Common Shares.
No fractional shares will be issued as the number of shares issued will be rounded down to the nearest whole number. Following the completion of the Transaction, it is expected that current Pershing Gold Stockholders will own approximately 36.5% of Americas Silver Common Shares (or 40.2% of Americas Silver Common Shares, if all of the holders of Series E Preferred Stock elect to convert such shares into Pershing Gold Common Stock and then exchange these shares for Americas Silver Common Shares pursuant to the Transaction).
Upon the closing of the Transaction, Pershing Gold will cease trading on NASDAQ, the Frankfurt Stock Exchange and the TSX. Americas Silver will continue to trade after the Transaction on the TSX under the symbol “USA,” on the NYSE American under the symbol “USAS” and on the Frankfurt Stock Exchange under the symbol “SZ71.”
Reasons for the Transaction
The Pershing Gold board of directors has determined that the Transaction and the terms of the Merger Agreement are in the best interests of Pershing Gold and the Pershing Gold Stockholders and has approved the Merger Agreement. For a description of the factors on which the Pershing Gold board of directors based its determination, see “Proposal One — The Transaction — Recommendations of the Pershing Gold Board of Directors; Pershing Gold’s Reasons for the Transaction” beginning on page 69.
Opinion of Canaccord, Financial Advisor to the Pershing Gold Board of Directors
At a meeting of the Pershing Gold board of directors held on September 28, 2018 to evaluate the Transaction, Canaccord Genuity LLC (“Canaccord”) delivered to the Pershing Gold board of directors an oral opinion, which opinion was confirmed by delivery of a written opinion, dated September 28, 2018, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Common Stock Consideration of 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock, to be received by holders of Pershing Gold Common Stock in the Transaction is fair, from a financial point of view, to such holders.
The full text of Canaccord’s opinion is attached to this proxy statement/prospectus as Annex E and forms part of this proxy statement/prospectus. The description of Canaccord’s opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Holders of Pershing Gold Common Stock are encouraged to read Canaccord’s opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord in connection with its opinion.
Canaccord’s opinion was addressed to the Pershing Gold board of directors, was only one of many factors considered by the Pershing Gold board of directors in its evaluation of the Transaction and only addresses the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received in the Transaction by holders of Pershing Gold Common Stock. Canaccord’s opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to Pershing Gold, nor does it address the underlying business decision of Pershing Gold to proceed with the Transaction. Canaccord’s opinion was necessarily based on securities, economic, monetary, market and other conditions as in effect on, and the information made available to Canaccord as of September 28, 2018, the date of its opinion. Subsequent developments may affect the conclusions expressed in Canaccord’s opinion if such opinion were rendered as of a later date. Canaccord assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances or events occurring after the date of the opinion. Canaccord’s opinion is not intended to, and does not, constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the proposed Transaction or otherwise act on any other matter with respect to the Transaction.

See “Proposal One — The Transaction — Opinion of Canaccord as Independent Financial Advisor to the Pershing Gold Board of Directors” beginning on page 73 for additional information.
Pershing Gold’s Special Meeting of Stockholders
Pershing Gold’s Special Meeting of Pershing Gold Stockholders will be held at the offices of Davis Graham & Stubbs, LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 on January 9, 2019 at 9:30 am Mountain Time. At the Special Meeting, Pershing Gold Stockholders will consider and vote upon a proposal to approve the Transaction and the other proposals described in the notice for the Special Meeting included with this proxy statement/prospectus. Only Pershing Gold Stockholders of record at the close of business on November 26, 2018, the record date, will be entitled to vote at the Special Meeting.
Quorum and Vote Required at the Special Meeting
The presence at the Special Meeting, in person or by proxy, of the holders of a majority (over 50%) of the shares of Pershing Gold’s capital stock outstanding, including all Pershing Gold Common Stock and Series E Preferred Stock voting on an as-converted basis (determined as of the record date) will constitute a quorum. There must be a quorum for any action to be taken at the Special Meeting (other than an adjournment or postponement of the Special Meeting). If you properly submit a proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.
The proposal for the approval of the Transaction (Proposal One) will be approved if it receives the approval of  (i) the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) at least 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class. If you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” Proposal One.
Proposal Two, the advisory (non-binding) vote on the ‘golden parachute’ compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act, will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” Proposal Two.
Proposal Three, approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Transaction, requires (whether a quorum is present or not) that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” Proposal Three.
With respect to Proposal Two and Proposal Three, if you do not submit a proxy or voting instructions or do not vote in person at the Special Meeting, your shares will not be counted in determining the outcome of these proposals. If you “ABSTAIN” from voting on Proposal Two or Proposal Three, your shares will not be deemed to have been cast and will not affect the vote to approve these proposals.
Shares Beneficially Owned as of the Record Date
As of the record date, the directors and executive officers of Pershing Gold and their affiliates, as a group, beneficially own 1,107,457 shares of Pershing Gold voting stock, or approximately 3.0% of the outstanding shares of Pershing Gold Common Stock and Series E Preferred Stock entitled to be voted at the Special Meeting (based on 3,163,050 shares of Pershing Gold Common Stock outstanding and issuable upon conversion of the Series E Preferred Stock as of such date).
In connection with the Merger Agreement, on September 28, 2018, Americas Silver entered into the Pershing Gold D&O Support Agreements, as well as the unconditional Significant Stockholder Support Agreement. Each voting support agreement provides that the Pershing Gold Stockholder party to the agreement will vote for and support the Transaction. As a result of the voting support agreements and based on shares of Pershing Gold Common Stock outstanding as of November 26, 2018, Americas Silver has voting control with respect to 14,175,240 shares of Pershing Gold Common Stock and as-converted Series E Preferred Stock, or approximately 39% of the outstanding shares of Pershing Gold Common Stock and as-converted Series E Preferred Stock entitled to be voted at the Special Meeting.

Pershing Gold Warrants, Options and RSUs
Pursuant to the Merger Agreement, Pershing Gold will require that outstanding Pershing Gold Warrants will, (i) if allowed under the terms of the applicable Pershing Gold Warrants, be required to be exercised, and, if not exercised, terminated, or (ii) if such treatment is not allowed under the terms of the applicable Pershing Gold Warrant, be replaced with warrants to purchase Americas Silver Common Shares on economically equivalent terms. For more information on the exchange of the Pershing Gold Warrants, see “The Agreement and Plan of Merger — Treatment of Pershing Gold Warrants” on page 122 of this proxy statement/prospectus.
Each outstanding Pershing Gold Option, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) the Common Stock Consideration for each share of Pershing Gold Common Stock which would have been issued upon the exercise of the Pershing Gold Option calculated as follows: the number of shares of Pershing Gold Common Stock otherwise deliverable pursuant to the Pershing Gold Option will be reduced by the number of such shares having a fair market value on the closing date of the Transaction equal to the exercise price. Any Pershing Gold Option that has an exercise price per share that is greater than or equal to the fair market value on the closing date of the Transaction will be cancelled at the Effective Time for no consideration or payment. For more information on the exchange of the Pershing Gold Options, see “The Agreement and Plan of Merger — Treatment of Pershing Gold Options” on page 122 of this proxy statement/prospectus.
At the Effective Time, each outstanding Pershing Gold RSU (including performance-vested RSUs), whether vested or unvested, will automatically be cancelled and converted into the right to receive (without interest) the Common Stock Consideration for each share of Pershing Gold Common Stock underlying such Pershing Gold RSU. For more information on the exchange of the Pershing Gold RSUs, see “The Agreement and Plan of Merger — Treatment of Pershing Gold RSUs” on page 122 of this proxy statement/prospectus.
Dissenter’s Rights
NRS Section 92A.380 generally provides stockholders of Nevada corporations with dissent rights in connection with merger transactions, such as included as part of the Transaction, that are completed under Chapter 92A — “Mergers, Conversions, Exchange and Domestications”. There is an exemption from these dissent requirements for shares, such as the Pershing Gold Common Stock, that are traded on a “national securities exchange” and are accordingly “covered securities” under the Securities Act. Because the Pershing Gold Common Stock trades on NASDAQ, holders of Pershing Gold Common Stock are not entitled to dissenter’s rights in connection with the Transaction. However, because shares of Series E Preferred Stock do not trade on a “national securities exchange” and are, therefore, not “covered securities” under the Securities Act, holders of Series E Preferred Stock will have dissenter’s rights in connection with the Transaction. Accordingly, only a holder of Series E Preferred Stock may dissent from the Transaction and request that the surviving corporation purchase such Pershing Gold Stockholder’s shares of Series E Preferred Stock for their “fair value.” However, to do this, such holder of Series E Preferred Stock must strictly comply with all applicable requirements of Nevada law.
A copy of NRS Sections 92A.300-92A.500, inclusive, regarding dissenter’s rights is attached to this proxy statement/prospectus as Annex B. Holders of Series E Preferred Stock who are considering exercising dissenter’s rights should review the statutes carefully, particularly the steps required to perfect dissenter’s rights. NO PROVISION UNDER NEVADA LAW PROVIDES A STOCKHOLDER THE RIGHT TO LATER DEMAND PAYMENT, IF THE STOCKHOLDER DOES NOT FULLY COMPLY WITH ALL OF THE STATUTORY REQUIREMENTS. Set forth below is a summary of the steps to be taken by a holder of Series E Preferred Stock to exercise the right to dissent. This summary should be read in conjunction with the full text of NRS Sections 92A.300-92A.500 attached hereto as Annex B.
For a holder of Series E Preferred Stock to exercise the right to dissent:
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BEFORE THE VOTE IS TAKEN ON PROPOSAL ONE, THE HOLDER MUST DELIVER WRITTEN NOTICE TO PERSHING GOLD STATING THAT HE, SHE OR IT INTENDS TO DEMAND PAYMENT FOR THEIR SHARES OF PREFERRED STOCK IF THE TRANSACTION IS CONSUMMATED; AND

•
THE HOLDER MUST NOT VOTE HIS, HER OR ITS SHARES OF SERIES E PREFERRED STOCK IN FAVOR OF THE TRANSACTION EITHER BY PROXY OR IN PERSON.

If a holder of Series E Preferred Stock (i) sends written notice of the intent to dissent before the vote on the Transaction and (ii) does not vote in favor of the Transaction either in person or by proxy, the surviving corporation is required to send to the holder a written dissenter’s notice within ten days after the Transaction is consummated telling the holder:
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where the demand for payment for the holder’s Series E Preferred Stock must be sent and where and when the stock certificates must be deposited;

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if the holder’s Series E Preferred Stock holding is not represented by certificates, to what extent the transfer of the holder’s Series E Preferred Stock will be restricted after the demand for payment is received; and

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the date by which the surviving corporation must receive the holder’s written demand form, which must be between 30 and 60 days after delivery of the surviving corporation’s notice to the holder of the Series E Preferred Stock, and providing the holder of the Series E Preferred Stock with:

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a form to demand payment; and

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a copy of NRS Sections 92A.300 – 92A.500, inclusive.

A FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT THE CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE THE RIGHT TO RECEIVE PAYMENT FOR THE HOLDER’S SERIES E PREFERRED STOCK OTHER THAN AS PROVIDED IN THE MERGER AGREEMENT.
If a holder of Series E Preferred Stock properly exercises the right to dissent and acquired the holder’s Series E Preferred Stock before September 30, 2018, when notice of the Transaction was first publicly made, then within 30 days of receipt of a properly executed demand for payment from the holder of Series E Preferred Stock, the surviving corporation must pay the holder what it determines to be the fair value for the holder’s Series E Preferred Stock, plus interest. Payment is required to be accompanied by (i) specific financial records of Pershing Gold, (ii) a statement of the surviving corporation’s fair value estimate, including how interest was calculated, (iii) information regarding the holder’s right to challenge the fair value estimate, and (iv) copies of relevant portions of the Nevada law.
If the holder of Series E Preferred Stock properly exercises the right to dissent and acquired the holder’s Series E Preferred Stock on or after September 30, 2018, the holder is entitled to receive payment of the amount that the surviving corporation estimates is the fair value of the holder’s Series E Preferred Stock but only if the holder accepts that estimate. If the holder of the Series E Preferred Stock wishes to contest the estimate, the holder may do so, but then the holder will not receive any payment until the contest is resolved.
Within 30 days of the surviving corporation’s fair value payment or notice, the holder of the Series E Preferred Stock has the right to notify the surviving corporation, in writing, of the holder’s own fair value estimate and demand payment of the amount not yet paid. Failure to do so will terminate the holder’s right to challenge the surviving corporation’s calculation of fair value. If the holder of the Series E Preferred Stock and the surviving corporation cannot agree on fair value, then the surviving corporation must commence legal action within 60 days after it receives the holder’s demand, seeking court determination of fair value. If the surviving corporation fails to commence a legal action within the 60-day period, it must pay each dissenter whose demand remains unsettled the amount he, she or it demanded. Proceedings instituted by the surviving corporation will be in Carson City, Nevada. Costs of legal action will be assessed against the surviving corporation, unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith, in which case costs will be equitably distributed. Attorneys’ and expert fees may be awarded in such amount as the court deems equitable against any party that the court determines has acted arbitrarily, vexatiously or not in good faith (in the case of a former holder of Series E Preferred Stock or the surviving corporation) or did not substantially comply with Sections 92A.300 – 92A.500 of the NRS (in the case of the surviving corporation).

FAILURE TO COMPLY STRICTLY WITH THE PROCEDURES SET FORTH IN THE NEVADA STATUTE WILL RESULT IN THE LOSS OF A HOLDER’S DISSENTER’S RIGHTS.
A holder of Series E Preferred Stock who signs and returns the enclosed proxy card without expressly directing that his, her or its shares of Series E Preferred Stock be voted against the Transaction will effectively waive his, her or its dissenter’s rights because the shares represented by the proxy form will be voted FOR the approval of the Transaction.
Accordingly, a holder of Series E Preferred Stock who desires to exercise and perfect dissenter’s rights with respect to any of his, her or its shares of Series E Preferred Stock must either (i) refrain from executing and returning the enclosed proxy form and from voting in person in favor of the proposal to approve the Transaction, or (ii) check either the “Against” or the “Abstain” box next to Proposal One on such form, or (iii) rescind any proxy and refrain from voting in favor of Proposal One. An abstention or a vote or proxy against the Transaction will not, in and of itself, constitute a notice of intent to dissent required under Nevada law.
WRITTEN NOTICES OF INTENT TO DISSENT AND DEMAND PAYMENT FOR SHARES OF SERIES E PREFERRED STOCK IF THE TRANSACTION IS CONSUMMATED MUST BE DELIVERED PRIOR TO THE VOTE ON THE MERGER AGREEMENT TO EITHER:
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Pershing Gold Corporation, Attention: Corporate Secretary, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, Colorado 80401; or

•
in person, to the Corporate Secretary of Pershing Gold at the Special Meeting.

Holders of Series E Preferred Stock considering seeking dissenter’s rights should be aware that the fair value of their shares as determined under Nevada law could be more than, the same as or less than the consideration they are entitled to receive pursuant to the Merger Agreement if they did not seek payment of their shares through the exercise of their dissenter’s rights.
If any holder of Series E Preferred Stock who properly demands payment for his, her or its shares of Series E Preferred Stock under Nevada law fails to perfect, or effectively withdraws or loses, the right to payment, as provided under Nevada law, the shares of such holder will be converted into the right to receive the consideration receivable with respect to such shares in accordance with the Merger Agreement.
Because of the complexity of these procedures, a holder of Series E Preferred Stock is urged to seek the advice of legal counsel if he, she or it considering exercising dissenter’s rights. Any failure to strictly follow any of these procedures may result in a termination or waiver of the holder’s dissenter’s rights under Nevada law.
Holders of Americas Silver Common Shares are not entitled to dissenter’s rights in connection with the issuance of Americas Silver Common Shares or the creation and issuance of the Americas Silver Preferred Shares in the Transaction.
See “The Special Meeting of Pershing Gold Stockholders” at page 54 of this proxy statement/prospectus.
Unaudited Pro Forma Condensed Financial Information
For a discussion of the unaudited pro forma condensed financial information, see “Selected Historical and Unaudited Pro Forma Condensed Financial Data” beginning on page 30.
Accounting Treatment of the Transaction
Americas Silver will account for the Transaction using the acquisition method of accounting for business combinations, in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”). Under this method of accounting, Americas Silver is considered the legal and accounting acquirer and will record the acquisition based on the fair value of the consideration given, which include the market value of its shares issued in connection with the Transaction (based on the closing price of Americas Silver Common Shares at the Effective Time). The assets acquired and liabilities assumed of Pershing Gold will be measured at their estimated fair value. Consequently, the assets, liabilities and non-controlling interests in the Pershing Gold purchase price allocation will be based on their estimated fair values at the date of the completion of the Transaction. Any excess of the fair value of consideration paid over the aggregate fair value of net assets acquired will be recorded as goodwill.
Regulatory Approvals
Pershing Gold and Americas Silver intend to make all required filings under the Securities Act and the Exchange Act, in connection with the Transaction. In addition to the SEC filings, there are filings required with the TSX and the NYSE American relating to the listing of Americas Silver Common Shares to be issued (or made issuable) in the Transaction.
Furthermore, the completion of the Transaction is conditional upon the clearance of the Transaction by CFIUS. CFIUS may take measures and impose conditions to protect national security, certain of which may materially and adversely affect Americas Silver’s operating results due to increased costs of compliance or by limiting Americas Silver’s control over certain U.S. properties, facilities, contracts, personnel or operations.
Neither Pershing Gold nor Americas Silver can provide assurance that any conditions, terms, obligations or restrictions required for any of the above approvals will not result in a delay or abandonment of the Transaction.
The Transaction is not subject to pre-merger notification under any U.S. or foreign antitrust laws, but it may be reviewed by the Antitrust Division and the Federal Trade Commission and by foreign antitrust authorities, under U.S. or foreign antitrust laws, respectively. The Transaction may also be reviewed by the SEC under the Securities Act and Exchange Act, and by foreign governmental authorities, including Canadian securities regulatory authorities and the TSX.
Conditions to the Completion of the Transaction
Americas Silver’s and Pershing Gold’s obligations to complete the Transaction depend on a number of conditions being met. These include, among others:
1.
approval of the Transaction by the majority of the voting power of the holders of the Pershing Gold Common Stock and the holders of the Series E Preferred Stock (on an as-converted basis), voting as one class, and by 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class, at the Special Meeting of Pershing Gold Stockholders;

2.
approval by Americas Silver Shareholders at a special meeting of Americas Silver Shareholders of (a) a special resolution authorizing the amendment of the Americas Silver Articles to create the Americas Silver Preferred Shares and (b) an ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, including the acquisition of the Pershing Gold Common Stock in exchange for Americas Silver Common Shares;

3.
expiry or termination of applicable waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (if a filing is necessary under the HSR Act);

4.
CFIUS clearance will have been obtained;

5.
the absence of any law, order or litigation prohibiting or seeking to prohibit the Transaction.

6.
the absence of any law or proceeding which prohibits, makes illegal or enjoins the consummation of the Transaction;

7.
the effectiveness of the registration statement for the Americas Silver Common Shares and Americas Silver Preferred Shares to be issued in the Transaction and the approval for listing of the Americas Silver Common Shares on the TSX and NYSE American;

8.
subject to certain limitations and exceptions, the accuracy of the other party’s representations and warranties and the performance in all material respects of its covenants as set out in the Merger Agreement;

9.
an individual designated by Pershing Gold, who is expected to be Mr. Alfers, must have been appointed to the board of directors of Americas Silver;

10.
the absence of any material adverse change with respect to the business and affairs of either Pershing Gold (in the case of Americas Silver) or Americas Silver (in the case of Pershing Gold); and

11.
Americas Silver must have provided its transfer agent and registrar with an irrevocable direction to issue such numbers of Americas Silver Common Shares and Americas Silver Preferred Shares as are necessary to satisfy the aggregate Transaction consideration payable to Pershing Gold Stockholders, which direction shall become effective upon the articles of merger being duly filed with the Secretary of State of the State of Nevada.

Where permitted by applicable law, either of Americas Silver or Pershing Gold could choose to waive a condition to its respective obligation to complete the Transaction even when that condition has not been satisfied. Americas Silver and Pershing Gold cannot be certain when, or if, the conditions to the Transaction will be satisfied or waived, or that the Transaction will be completed. See “The Agreement and Plan of Merger — Conditions to the Transaction” on page 135.
Termination and Termination Fees
The Merger Agreement may be terminated, either before or after Pershing Gold Stockholders approve the Transaction, under certain circumstances described in “The Agreement and Plan of Merger —  Termination of the Merger Agreement” on page 137. If the Merger Agreement is terminated for certain specified reasons, Pershing Gold may have to pay a termination fee of  $4.0 million. In addition, if the Merger Agreement is terminated for certain specified reasons, one party may have to pay the other party’s reasonable, documented, out-of-pocket fees and expenses incurred in furtherance of the Transaction, subject to a maximum of  $600,000. See “The Agreement and Plan of Merger — Termination Fees and Expenses” on page 138.
Resale of Americas Silver Common Shares and Americas Silver Preferred Shares
All Americas Silver Common Shares that Pershing Gold Stockholders receive in the Transaction will be listed on the TSX and the NYSE American and will be freely transferable under U.S. and Canadian securities laws unless a holder is deemed an affiliate of Pershing Gold immediately prior to the Transaction (or within three months prior to the Transaction) or an affiliate of Americas Silver following the Transaction for purposes of the U.S. securities laws or a control person of Americas Silver following the Transaction for purposes of Canadian securities laws. An “affiliate” of an issuer, for purposes of the U.S. securities laws, is a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, that issuer, and typically includes executive officers, directors or 10% (or greater) holders of an issuer, as well as any other person or group that actually controls the issuer.
The Americas Silver Preferred Shares issued in the Transaction will not be listed or traded on any stock exchange. All Americas Silver Preferred Shares that each holder of Series E Preferred Stock receives in the Transaction will be freely transferable under U.S. and Canadian securities laws unless a holder is deemed an affiliate of Pershing Gold immediately prior to the Transaction (or within three months prior to the Transaction) or an affiliate of Americas Silver following the Transaction for purposes of the U.S. securities laws or a control person of Americas Silver following the Transaction for purposes of Canadian securities laws.
For more information, see “Proposal One — The Transaction — U.S. Securities Law Matters” on page 120 and “Proposal One — The Transaction — Canadian Securities Law Matters” on page 120.
If the Transaction is completed, shares of Pershing Gold Common Stock will no longer be traded on the TSX, the Frankfurt Stock Exchange or NASDAQ.
Exchange Agent
Prior to the closing, Americas Silver will appoint Computershare Investor Services Inc. as an exchange agent in connection with the Transaction.

Interests of Certain Persons in the Transaction
You should be aware that a number of directors and executive officers of Pershing Gold have interests in the Transaction that are different from, or in addition to, yours. These interests include the expected consulting arrangement between Mr. Alfers and Americas Silver pursuant to which Mr. Alfers will provide certain services to Americas Silver following completion of the Transaction, the potential continued service of Mr. Alexander with Americas Silver for a certain period of time after the Transaction, and the expected appointment of Mr. Alfers to the board of directors of Americas Silver. Additionally, there are employment and change of control compensation agreements that provide for severance benefits payable to certain employees upon a qualifying termination of employment in connection with the Transaction, and arrangements that provide for the receipt of liability insurance and indemnification benefits by directors and officers of Pershing Gold. The Significant Stockholder owns (along with certain of our officers, directors, former directors and consultants) Pershing Gold RSUs that will vest and become payable upon the consummation of the Merger.
Material U.S. Federal Income Tax Considerations
The Transaction is intended to qualify as a reorganization under Section 368(a) of the Code. In such case, and subject to the potential application of Section 367 of the Code as discussed below, the U.S. federal income tax consequences of the Transaction to U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock, except with respect to a U.S. holder of Pershing Gold Common Stock or Series E Preferred Stock that owns, directly or by attribution, 5% or more by vote or value of the Americas Silver Common Shares and Americas Silver Preferred Shares immediately after the Transaction, should be as follows:
(a)
a U.S. holder will not recognize gain or loss as a result of the Transaction;

(b)
the U.S. holder’s aggregate tax basis of Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will be the same as the aggregate tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered in exchange therefor; and

(c)
the U.S. holder’s holding period of the Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered therefor.

Section 367(a) of the Code generally requires U.S. shareholders to recognize gain (but not loss) when stock of a U.S. corporation is exchanged for stock of a non-U.S. corporation in an exchange that would otherwise qualify for non-recognition treatment. Current U.S. Treasury regulations provide that Section 367(a) would apply if either (i) the U.S. shareholders of the acquired U.S. corporation receive more than 50% (by vote or value) of the stock of the non-U.S. corporation, or (ii) the non-U.S. corporation fails to meet the “active trade or business test”. The “active trade or business test” generally requires (I) the non-U.S. corporation to be engaged in an “active trade or business” outside of the U.S. for the 36 month period immediately before the exchange and neither the U.S. nor the non-U.S. corporation have an intention to substantially dispose of or discontinue such trade or business, and (II) the fair market value of the non-U.S. corporation to be at least equal to the fair market value of the U.S. corporation, as specifically determined for purposes of Section 367 of the Code, as of the closing of the Transaction. The Transaction should not satisfy either of the requirements of the current U.S. Treasury regulations, described above, for the application of Section 367(a) to a U.S. holder’s transfer of shares of Pershing Gold Common Stock or Series E Preferred Stock to Americas Silver in exchange for Americas Silver Common Shares or Americas Silver Preferred Shares.
However, the recently enacted Tax Cut and Jobs Act removed an exception to the application of Section 367(a) for the transfer of property by a U.S. person to a foreign corporation for use by such foreign corporation in the active conduct of a trade or business outside the United States. It is uncertain whether the repeal of this exception to Section 367(a) for the transfer of property used in the active conduct of a trade or business outside the United States has, or will have, any impact on the exception to Section 367(a) currently provided in the U.S. Treasury regulations for the transfer of stock in a U.S. corporation to a foreign corporation described above.

If the Transaction is treated as a reorganization under Section 368(a) of the Code, but it is determined that Section 367(a) of the Code does apply to the exchange of Pershing Gold Common Stock or Series E Preferred Stock by a U.S. holder, then a U.S. holder would generally recognize gain, if any, in an amount equal to the excess of  (i) the sum of the fair market value of the Americas Silver Common Shares or Americas Silver Preferred Shares received by such holder, over (ii) such holder’s adjusted tax basis in the Pershing Gold Common Stock or Series E Preferred Stock therefor. Any such gain would be capital gain, and generally would be long-term capital gain if the U.S. holder’s holding period for the Pershing Gold Common Stock or Series E Preferred Stock exceeded one year at the time of the merger. The adjusted tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares received would be equal to the adjusted tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor increased by the amount of gain recognized. The U.S. holder would not recognize any loss in such holder’s Pershing Gold Common Stock or Series E Preferred Stock and would not be permitted to net any such losses against any gain recognized with respect to other shares of Pershing Gold Common Stock or Series E Preferred Stock. In addition, the U.S. holder’s holding period of the Americas Silver Common Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Americas Silver Preferred Shares exchanged therefor.
U.S. HOLDERS OF PERSHING GOLD STOCK SHOULD CONSULT THEIR INDEPENDENT TAX ADVISORS REGARDING THE QUALIFICATION OF THE TRANSACTIONS DESCRIBED ABOVE AS A TRANSFER DESCRIBED AS A REORGANIZATION UNDER SECTION 368(A) OF THE CODE. U.S. HOLDERS ARE CAUTIONED THAT THE POTENTIAL APPLICATION OF SECTION 367(A) OF THE CODE TO THE TRANSACTION IS COMPLEX. ACCORDINGLY, U.S. HOLDERS SHOULD CONSULT WITH THEIR INDEPENDENT TAX ADVISOR REGARDING THE POTENTIAL APPLICATION OF SECTION 367(A) OF THE CODE IN THEIR PARTICULAR SITUATION, INCLUDING WHETHER THEY SHOULD POTENTIALLY PROCEED ON THE BASIS THAT THE EXCHANGE OF PERSHING GOLD STOCK PURSUANT TO THE TRANSACTION WILL REQUIRE THE U.S. HOLDER TO RECOGNIZE GAIN (BUT NOT LOSS) FOR U.S. FEDERAL INCOME TAX PURPOSES.
Pershing Gold is characterized for U.S. federal income tax purposes as a United States Real Property Holding Corporation. Accordingly, non-U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock may recognize gain for U.S. income tax purposes even if the Transaction qualifies as a reorganization and is not subject to Section 367(a). See “Material U.S. Federal Income Tax Considerations of the Transaction to Non-U.S. Holders.” If shares of Pershing Gold Stock exchanged for Americas Silver shares are not of a class that is considered to be regularly traded on an established securities market, Americas Silver may be required to withhold U.S. income taxes in connection with such exchange.
The discussion of U.S. federal income tax considerations set forth herein is for general information only and does not purport to be a complete analysis or listing of all potential tax effects that may apply to a U.S. holder or non-U.S. holder of shares of Pershing Gold Common Stock or Series E Preferred Stock. Pershing Gold Stockholders should consult their own tax advisors to determine the particular tax consequences to them of the Transaction, including the application and effect of U.S. federal, state, local, non-U.S. and other tax laws.
The foregoing summary of U.S. federal income tax consequences of the Transaction is qualified in its entirety by the longer form discussion under “Material U.S. Federal Income Tax Considerations” beginning on page 25 and “Material U.S. Federal Income Tax Considerations of the Transaction to Non-U.S. Holders” beginning on page 106. Neither Pershing Gold nor Americas Silver has sought or obtained a ruling from the IRS regarding any of the tax consequences of the Transaction. Accordingly, there can be no assurance that the IRS will not challenge this tax treatment of the Transaction or that the U.S. courts will uphold this tax treatment in the event of an IRS challenge.
Material Canadian Federal Income Tax Considerations
Generally, for a Resident Pershing Gold Holder (as defined under “Proposal One — The Transaction — Material Canadian Federal Income Tax Considerations”) of the shares of Pershing Gold Common Stock or Series E Preferred Stock, the exchange of such shares for Americas Silver Common

Shares or Americas Silver Preferred Shares, as applicable, should be treated as a taxable disposition of such shares. Holders of Pershing Gold Warrants, especially those whose Pershing Gold Warrants are held in registered plans, should consult their own tax advisors as to the consequences of the proposed Transaction.
For a more detailed discussion of the Canadian federal income tax consequences of the Transaction, see the discussion under “Proposal One — The Transaction — Material Canadian Federal Income Tax Consequences — Considerations of the Transaction to Holders of shares of Pershing Gold Common Stock” and “Eligibility for Investment”. Resident Pershing Gold Holders and Non-Resident Pershing Gold Holders (as defined under “Proposal One — The Transaction — Material Canadian Federal Income Tax Considerations”) of shares of Pershing Gold Common Stock, Series E Preferred Stock and Pershing Gold Warrants should consult their own tax advisors to determine the particular tax consequences to them of the Transaction.
Comparison of Rights of Stockholders of Pershing Gold and Shareholders of Americas Silver
The rights of holders of shares of Pershing Gold Common Stock are currently governed by Pershing Gold’s amended and restated articles of incorporation, as amended (the “Pershing Gold Articles”), Pershing Gold’s bylaws, as amended (the “Pershing Gold Bylaws”) and the NRS. If the Transaction is successfully completed, holders of shares of Pershing Gold Common Stock will become holders of Americas Silver Common Shares. Thereafter, their rights will be governed by the Canada Business Corporations Act (the “CBCA”), and subject to the Americas Silver Articles, and Americas Silver’s bylaws (the “Americas Silver Bylaws”). As a result, these holders of shares of Pershing Gold Common Stock will have different rights once they become holders of Americas Silver Common Shares due to the differences in the governing documents of Americas Silver and Pershing Gold. The key differences are described in the section titled “Comparison of Rights of Pershing Gold Stockholders and Americas Silver Shareholders” beginning on page 157 of this proxy statement/prospectus.
The rights of holders of shares of Series E Preferred Stock are currently governed by the Pershing Gold Articles, the Pershing Gold Bylaws, the NRS, as well as the certificate of designation of Series E Preferred Stock of Pershing Gold, as amended. If the Transaction is successfully completed, holders of shares of Series E Preferred Stock may, if they so elect, become holders of Americas Silver Preferred Shares. Thereafter, their rights will be governed by the CBCA and subject to Americas Silver’s Articles, as amended, and the Americas Silver Bylaws. As a result, these holders of shares of Series E Preferred Stock will have different rights once they become holders of Americas Silver Preferred Shares due to the differences in the governing documents of Americas Silver and Pershing Gold. The key differences are described in the section titled “Comparison of Rights of Series E Preferred Stockholders and Americas Silver Preferred Shareholders” beginning on page 174 of this proxy statement/prospectus.
Risk Factors
There are risks associated with the Transaction, which are described in the section titled “Risk Factors” beginning on page 35. You should carefully read and consider these risks, which include, without limitation, the following risks:
•
The Common Stock Exchange Ratio will not be adjusted in the event of any change in either Pershing Gold’s stock price or Americas Silver’s share price;

•
Because the Transaction will be completed after the date of the Special Meeting, at the time of the Special Meeting, Pershing Gold Stockholders will not know the exact market value of the Americas Silver Common Shares that they will receive or have a right to receive upon completion of the Transaction;

•
The Americas Silver Preferred Shares will not be listed on any stock exchange;

•
The Transaction is subject to satisfaction or waiver of a number of conditions;

•
Failure to complete the Transaction could negatively impact the market price of Pershing Gold Common Stock and Pershing Gold’s future business and financial results;

•
Holders of shares of Pershing Gold Common Stock or Series E Preferred Stock may be subject to U.S. federal income tax on the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction;

•
Interests of certain persons in the Transaction may be different from those of Pershing Gold Stockholders;

•
The application of interim operating covenants may restrict Pershing Gold’s or Americas Silver’s ability to pursue certain opportunities;

•
The rights of Pershing Gold Stockholders who become Americas Silver Shareholders in the Transaction will be governed by the CBCA and subject to Americas Silver Articles and Americas Silver Bylaws;

•
Provisions of the Merger Agreement and the Significant Stockholder Support Agreement could discourage a potential competing acquirer of Pershing Gold;

•
The Pershing Gold D&O Support Agreements and the Significant Stockholder Support Agreement prevent certain Pershing Gold Stockholders from supporting a third-party transaction;

•
The fairness opinion obtained by the Pershing Gold board of directors from its independent financial advisor will not reflect subsequent changes;

•
The market price of the Americas Silver Common Shares has been, and may continue to be, volatile, and Pershing Gold Stockholders could lose all or part of their investment;

•
Current holders of Pershing Gold Common Stock will have reduced ownership and voting interests in Americas Silver after the Transaction than they currently have in Pershing Gold;

•
Any delay in completing the Transaction may reduce or eliminate the benefits expected to be achieved thereunder;

•
Uncertainties associated with the Transaction may cause a loss of management personnel and other key employees which could adversely affect the future business and operations following the Transaction;

•
The integration of Americas Silver and Pershing Gold may not occur as planned;

•
Americas Silver and Pershing Gold may not realize the benefits of the Transaction currently anticipated due to challenges associated with integrating the operations, technologies and personnel of Americas Silver and Pershing Gold;

•
The obligations and liabilities of Pershing Gold, some of which may be unanticipated or unknown, may be greater than anticipated, which may diminish the value of Pershing Gold to Americas Silver;

•
Americas Silver’s future results following the Transaction may differ materially from the unaudited pro forma financial information included in this proxy statement/prospectus;

•
Additional reporting requirements may apply if Americas Silver loses its status as a “foreign private issuer” under the Exchange Act;

•
Pershing Gold and Americas Silver expect to incur substantial expenses related to the Transaction and the integration of the two companies;

•
Americas Silver may be subject to significant capital requirements and operating risks associated with its expanded operations and its expanded portfolio of growth projects;

•
Labor relations, employee recruitment, retention and pension funding issues may adversely affect Americas Silver’s operations;

•
Americas Silver’s future results will suffer if it does not effectively manage its expanded operations following the Transaction;

•
The market price of Americas Silver Common Shares may be affected by factors different from those affecting Americas Silver Common Shares or Pershing Gold Common Stock prior to the consummation of the Transaction;

•
Americas Silver is an “emerging growth company” and Americas Silver and Pershing Gold cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make Americas Silver Common Shares less attractive to investors;

•
Section 7874 of the Code may limit the ability of Pershing Gold, and U.S. persons related to Pershing Gold, to utilize certain U.S. tax attributes to offset certain U.S. taxable income, if any, generated by the Transaction and the transactions contemplated by the Merger Agreement, or certain specified transactions for a period of time following the Transaction;

•
Recent and future changes to U.S. tax laws could materially adversely affect Pershing Gold and Americas Silver;

•
If Americas Silver is, or becomes, a “passive foreign investment company,” adverse U.S. federal income tax consequences may result for U.S. shareholders of Americas Silver;

•
The Transaction is expected to result in an ownership change for Pershing Gold under Section 382 of the Code, potentially limiting the use of Pershing Gold’s net operating loss carryforwards and certain other tax attributes in future years. In addition, Pershing Gold’s ability to use its net operating loss carryforwards may be further limited if taxable income does not reach sufficient levels;

•
The applicable Canadian and U.S. income tax laws may be changed or interpreted in a manner that is adverse to Americas Silver and its securityholders following completion of the Transaction; and

•
The issuance of a significant number of Americas Silver Common Shares and resulting “market overhang” could adversely affect the market price of Americas Silver Common Shares after completion of the Transaction.

Enforceability of Civil Liabilities Against Foreign Persons
Americas Silver is a corporation existing under the laws of Canada and its registered and head office is in Canada. Most of the Americas Silver’s directors and officers, and some or all of the experts named in this proxy statement/prospectus, are residents of Canada or otherwise reside outside of the United States, and a substantial portion of their assets, and a substantial portion of Americas Silver’s assets, are located outside the United States Americas Silver has appointed an agent for service of process in the United States, but it may be difficult for holders of securities who reside in the United States to effect service within the United States upon Americas Silver or those directors, officers and experts who are not residents of the United States. Investors should not assume that a Canadian court would enforce a judgment of a United States court obtained in an action against Americas Silver or such other persons predicated on the civil liability provisions of the U.S. federal securities laws or the securities or “blue sky” laws of any state within the United States or would enforce, in original actions, liabilities against Americas Silver or such persons predicated on the U.S. federal securities laws or any such state securities or “blue sky” laws. Americas Silver has been advised by its Canadian counsel, Blake, Cassels & Graydon LLP, that a judgment of a United States court predicated solely upon civil liability under U.S. federal securities laws would probably be enforceable in Canada if the United States court in which the judgment was obtained has a basis for jurisdiction in the matter that would be recognized by a Canadian court for the same purposes. Americas Silver has also been advised by Blake, Cassels & Graydon LLP, however, that there is a substantial doubt whether an action could be brought in Canada in the first instance on the basis of liability predicated solely upon U.S. federal securities laws.

SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA
Selected Historical Financial Data of Americas Silver
The following tables summarize Americas Silver’s financial data which is prepared in accordance with IFRS. The balance sheets as of December 31, 2017 and December 31, 2016 and the statements of operation for the years ended December 31, 2017 and December 31, 2016 are derived from Americas Silver’s audited consolidated financial statements and related notes contained in its Annual Report on Form 40-F for the year ended December 31, 2017, which is incorporated by reference in this proxy statement/prospectus. The balance sheets as of December 31, 2015, December 31, 2014 and December 31, 2013 and the statements of operation for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 are derived from Americas Silver’s audited consolidated financial statements and related notes, which are not included in this proxy statement/prospectus and are not incorporated by reference in this proxy statement/prospectus. The selected consolidated financial data of Americas Silver as of and for the nine months ended September 30, 2018 and September 30, 2017 is derived from Americas Silver’s unaudited condensed interim consolidated financial statements and related notes filed with the SEC under cover of Form 6-K, which is incorporated by reference in this proxy statement/prospectus.
	As of December 31
Balance sheet data (in thousands)	2017	2016	2015	2014	2013
Balance sheet data
Total assets	$126,827	$117,290	$96,878	$118,588	$139,831
Total liabilities	$38,769	$30,146	$32,033	$33,249	$4,385
Net assets	$88,058	$87,144	$64,845	$85,339	$135,446
Capital stock	$207,012	$202,191	$181,133	$179,897	$153,778
Number of shares outstanding	41,497	39,540	28,935	28,005	16,549
	As of September 30
Balance sheet data (in thousands)	2018	2017
Balance sheet data
Total assets	$125,801	$126,053
Total liabilities	$36,092	$38,606
Net assets	$89,709	$87,447
Share capital	$212,498	$204,550
Number of shares outstanding	43,095	40,804
	For the year ended December 31
	2017	2016	2015	2014	2013
Statement of operations data (in thousands)
Revenue	$54,280	$58,866	$53,450	$31,479	$30,213
Net income (loss)	$(3,466)	$(5,207)	$(19,386)	$(78,695)	$(8,920)
Basic and diluted loss per common share	$(0.09)	$(0.15)	$(0.68)	$(4.68)	$(0.54)
	For the nine months ended September 30
	2018	2017
Statement of operations data (in thousands)
Revenue	$49,468	$42,234
Net income (loss)	$(3,878)	$(2,107)
Basic and diluted loss per common share	$(0.09)	$(0.05)

Selected Historical Financial Data of Pershing Gold
The following tables summarize Pershing Gold’s financial data which is prepared in accordance with GAAP. The balance sheets as of December 31, 2017 and December 31, 2016 and the statements of operation for the years ended December 31, 2017 and December 31, 2016 are derived from Pershing Gold’s audited financial statements and related notes contained in its Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference in this proxy statement/prospectus. The balance sheets as of December 31, 2015, December 31, 2014 and December 31, 2013 and the statements of operation for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 are derived from Pershing Gold’s audited financial statements and related notes, which are not included in this proxy statement/prospectus and are not incorporated by reference in this proxy statement/prospectus. The selected consolidated financial data of Pershing Gold as of and for the nine months ended September 30, 2018 and September 30, 2017 is derived from Pershing Gold’s unaudited condensed interim consolidated financial statements and related notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, which is incorporated by reference in this proxy statement/prospectus.
	As of December 31
Balance sheet data (in thousands)	2017	2016	2015	2014	2013
Balance sheet data
Total assets	$43,751	$42,239	$34,594	$41,407	$33,859
Total liabilities	$2,621	$3,058	$1,355	$1,555	$684
Net assets	$41,130	$39,181	$33,239	$39,852	$33,175
Capital stock	$3	$3	$2	$36	$28
Additional paid-in capital	$211,817	$195,705	$170,530	$157,985	$133,201
Number of shares outstanding	33,544	28,389	21,723	19,745	15,329
	As of September 30
Balance sheet data (in thousands)	2018	2017
Balance sheet data
Total assets	$32,985	$32,986
Total liabilities	$2,587	$1,343
Net assets	$30,398	$31,643
Capital stock	$3	$3
Additional paid-in capital	$212,558	$197,298
Number of shares outstanding	33,677	28,402
	For the year ended December 31
	2017	2016	2015	2014	2013
Statement of operations data (in thousands)
Revenue	$—	$—	$—	$—	$—
Net income (loss)	(14,163)	(19,235)	(19,124)	(18,159)	(18,205)
Basic and diluted income (loss) per common share	(0.50)	(0.75)	(0.90)	(1.07)	(1.26)
	For the nine months ended September 30
	2018	2017
Statement of operations data (in thousands)
Revenue	$—	$—
Net income (loss)	$(11,472)	$(9,130)
Basic and diluted loss per common share	$(0.34)	$(0.32)

Selected Unaudited Pro Forma Condensed Financial Data
The following unaudited pro forma condensed financial data was derived from financial information of Americas Silver and Pershing Gold in the manner described under the heading “Unaudited Pro Forma Condensed Financial Statements of Americas Silver Corporation and Pershing Gold Corporation” beginning on page 151 of this proxy statement/prospectus.
Pro forma statement of financial position data (in thousands)	As of September 30 2018
Pro forma statement of financial position data
Total assets	$196,321
Total liabilities	$44,884
Net assets	$151,437
Share capital	$280,726
Number of shares outstanding	67,174
Pro forma statement of operations data (in thousands)	Nine months ended September 30, 2018
Pro forma statement of operations data
Revenue	$49,468
Net income (loss)	$(15,350)
Basic and diluted income (loss) per common share	$(0.23)
Comparative Historical Per Share Data
The following tables contain certain historical per share data of Americas Silver and Pershing Gold and combined per share data on an unaudited pro forma combined basis after giving effect to the Transaction. The unaudited pro forma combined per share data was derived from financial information of Americas Silver and Pershing Gold included elsewhere in this proxy statement/prospectus.
Nine months ended September 30, 2018
Americas Silver Corporation (US Dollars)
Historical per share data
Net income (loss) per basic and diluted share	$(0.09)
Book value per share	$2.08
Nine months ended September 30, 2018
Pershing Gold Corporation (US Dollars)
Historical per share data
Net income (loss) per basic and diluted share	$(0.34)
Book value per share	$0.90

Nine months ended September 30, 2018
Combined Americas Silver and Pershing Gold Pro forma combined
Net income (loss) per basic and diluted share	$(0.23)
Book value per share	$2.25
Comparative Per Share Market Price Data on NYSE American and NASDAQ
The following table shows the closing sales prices of Americas Silver Common Shares (as reported on the NYSE American) and the Pershing Gold Common Stock (as reported on NASDAQ) on September 28, 2018, the last trading day before the Merger Agreement was announced, and on November 26, 2018. The table also shows the implied value of the Transaction consideration proposed for each share of Pershing Gold Common Stock, which was calculated by taking the product of the closing price on the NYSE American of Americas Silver Common Shares as of the respective date and the Common Stock Exchange Ratio, which is 0.715.
	Americas Silver Common Shares	Pershing Gold Common Stock	Transaction Consideration per share of Pershing Gold Common Stock
September 28, 2018	$2.36	$1.21	$1.69
November 26, 2018	$1.39	$0.94	$0.99

EXCHANGE RATE INFORMATION
The following tables show, for the periods indicated, information concerning the exchange rate between the Canadian dollar and the U.S. dollar. The data provided in the following tables are expressed in U.S. dollars per Canadian dollar and are based on the average daily exchange rates published by the Bank of Canada for the Canadian dollar. This information is provided solely for your information, and Americas Silver and Pershing Gold do not represent that Canadian dollars could be converted into U.S. dollars at these rates or at any other rate. These rates are not the rates used by Americas Silver in the preparation of its consolidated financial statements included in this proxy statement/prospectus.
On September 28, 2018, the last trading day before the Merger Agreement was announced, the average daily exchange rate between the U.S. dollar and the Canadian dollar expressed in U.S. dollars per Canadian dollar as reported by the Bank of Canada was US$1.0000 = C$1.2945. On November 26, 2018, the average daily exchange rate as reported by the Bank of Canada was 0.7559 of a U.S. dollar for each one Canadian dollar.
Recent Monthly Data	Period-End Rate(1)	Average Rate(2)	High	Low
October 2018	1.3142	1.3010	1.3142	1.2803
September 2018	1.2945	1.3037	1.3188	1.2905
August 2018	1.3055	1.3041	1.3152	1.2917
July 2018	1.3017	1.313	1.3255	1.3017
June 2018	1.3168	1.3129	1.331	1.2913
May 2018	1.2948	1.2873	1.302	1.2775
April 2018	1.2836	1.2733	1.2908	1.2552
March 2018	1.2894	1.2932	1.3088	1.2830
February 2018	1.2809	1.2586	1.2809	1.2288
January 2018	1.2293	1.2427	1.2535	1.2293
December 2017	1.2545	1.2771	1.2886	1.2545
November 2017	1.2888	1.2769	1.2888	1.2683
October 2017	1.2893	1.2605	1.2893	1.2472
September 2017	1.2483	1.2283	1.248	1.2128
August 2017	1.2536	1.2605	1.2755	1.2482
July 2017	1.2485	1.2689	1.2982	1.2447
Annual Data (Year ended December 31)
2018 (to November 26)	1.3230	1.2912	1.3310	1.2288
2017	1.2545	1.2986	1.3607	1.2283
2016	1.3336	1.3248	1.4226	1.2818
2015	1.3704	1.2787	1.3704	1.2123
2014	1.1536	1.1045	1.1536	1.0740

(1)
The period-end rate is the noon exchange rate for the Canadian dollar on the last business day of the applicable period, as published by the Bank of Canada, until March 1, 2017, at which point the rate is the average daily rate for the Canadian dollar on the last business day of the applicable period, as published by the Bank of Canada.

(2)
The average rates for the monthly periods were calculated by taking the simple average of the average exchange rates for the Canadian dollar, as published by the Bank of Canada. The average rates for the transition periods and annual periods were calculated by taking the simple average of the noon or average exchange rates on the last business day of each month during the relevant period, as published by the Bank of Canada.

RISK FACTORS
In addition to the other information included in this proxy statement/prospectus, including the matters addressed in the section “Cautionary Statement Concerning Forward-Looking Information” you should carefully consider the following risks before deciding how to vote on the proposals presented at the Special Meeting. The risk factors related to the Transaction present the material risks directly related to the Transaction and the integration of the two companies to the extent presently known. Also included are the material risks associated with each of the businesses of Americas Silver and Pershing Gold presently known, because these risks will also affect Americas Silver following the closing of the Transaction. The risks below also include forward-looking statements, and actual results may differ substantially from those discussed in these forward-looking statements. See “Cautionary Statement Concerning Forward-Looking Information” beginning on page 51. In addition, you should read and consider the risks associated with each of the businesses of Pershing Gold and Americas Silver because these risks will also affect Americas Silver upon completion of the Transaction — these risks can be found in Pershing Gold and Americas Silver’s filings with the SEC and the applicable Canadian securities regulatory authorities, including Pershing Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed on March 28, 2018 and Americas Silver’s Form 40-F Annual Report for the fiscal year ended December 31, 2017, filed on March 5, 2018. The risks and uncertainties described in this proxy statement/prospectus are not the only ones that Americas Silver and Pershing Gold face. Additional risks and uncertainties not presently known to Pershing Gold or Americas Silver or that Pershing Gold or Americas Silver currently consider immaterial may also impair Pershing Gold’s business operations or the business operations of Americas Silver after the Transaction. If any of the risks actually occur, business and financial results of both companies could be harmed or the trading price of Americas Silver Common Shares could decline. You should also read and consider the other information in this proxy statement/prospectus, including the annexes. See “Where You Can Find More Information” beginning on page 186.
Risks Related to the Transaction
The Common Stock Exchange Ratio will not be adjusted in the event of any change in either Pershing Gold’s stock price or Americas Silver’s share price.
In the Transaction, each share of Pershing Gold Common Stock will be converted into the right to receive 0.715 of an Americas Silver Common Share (subject to adjustment as described herein). This Common Stock Exchange Ratio will not be adjusted for changes in the market price of either Pershing Gold Common Stock or Americas Silver Common Shares that have occurred subsequent to the execution date of the Merger Agreement, being September 28, 2018, or occur prior to the closing of the Transaction. Changes in the price of Americas Silver Common Shares prior to completion of the Transaction will affect the value of the consideration that Pershing Gold Common Stockholders will receive on the Closing Date of the Transaction. Share price changes may result from a variety of factors (many of which are beyond the control of Americas Silver and Pershing Gold), including, but not limited to, the following:
•
changes in Pershing Gold’s and Americas Silver’s respective businesses, operations, finances and prospects, or the market assessments thereof;

•
market assessments of the likelihood that the Transaction will be completed, including related considerations regarding regulatory approvals of the Transaction; and

•
general market and economic conditions, including fluctuations in the spot price of gold, silver or other precious metals and other factors generally affecting the price of Pershing Gold Common Stock and Americas Silver Common Shares.

The price of Americas Silver Common Shares at the closing of the Transaction may vary from the price on the date the Merger Agreement was executed, on the date of this proxy statement/prospectus, and on the date of the Special Meeting. As a result, the market value represented by the Common Stock Exchange Ratio will also vary. For example, based on the range of closing prices of Americas Silver Common Shares on the NYSE American during the period from September 28, 2018, the last trading day completed before public announcement of execution of the Merger Agreement, through November 26, 2018, the Common Stock Exchange Ratio represented a market value ranging from a low of  $0.99 to a high of  $1.83 for each share of Pershing Gold Common Stock.

Because the Transaction will be completed after the date of the Special Meeting, at the time of the Special Meeting, Pershing Gold Stockholders will not know the exact market value of the Americas Silver Common Shares that they will receive or have a right to receive upon completion of the Transaction.
If the price of Americas Silver Common Shares increases between the time of the Special Meeting and the closing of the Transaction, Pershing Gold Common Stockholders will receive Americas Silver Common Shares that have a market value that is greater than the market value of such shares at the time of the Special Meeting. If the price of Americas Silver Common Shares decreases between the time of the Special Meeting and the closing of the Transaction, Pershing Gold Stockholders will receive Americas Silver Common Shares at closing that have a market value that is less than the market value of such shares at the time of the Special Meeting. Therefore, because the Common Stock Exchange Ratio will not be adjusted based on the market value of Pershing Gold Common Stock or Americas Silver Common Shares, Pershing Gold Stockholders cannot be sure at the time of the Special Meeting of the market value of the consideration that will be paid to Pershing Gold Stockholders upon completion of the Transaction.
Furthermore, because Americas Silver Preferred Shares will be convertible into Americas Silver Common Shares, holders of Series E Preferred Stock who exchange their stock for Americas Silver Preferred Shares will not know the derivative value of their Americas Silver Preferred Shares until the closing of the Transaction.
The Americas Silver Preferred Shares will not be listed on any stock exchange.
Holders of Series E Preferred Stock may elect to receive Americas Silver Preferred Shares pursuant to the Transaction. The Americas Silver Preferred Shares will not be listed on any exchange and there is currently no market through which the Americas Silver Preferred Shares may be sold. Holders of Series E Preferred Stock may, therefore, not be able to resell the Americas Silver Preferred Shares that they elect to receive in connection with the Transaction. This may affect the price of the Americas Silver Preferred Shares in the secondary market (if one were to develop), the transparency and availability of trading prices and the liquidity of the Americas Silver Preferred Shares.
The Transaction is subject to satisfaction or waiver of a number of conditions.
The completion of the Transaction is conditional upon the satisfaction or, where applicable, waiver of a number of conditions, including the requisite approvals of Americas Silver Shareholders, the requisite approvals of Pershing Gold Stockholders, and satisfaction of governmental or regulatory conditions (including CFIUS, TSX, NYSE American and NASDAQ approvals). There can be no certainty, nor can Pershing Gold or Americas Silver provide any assurance, that these conditions will be satisfied or, if satisfied, that they will be satisfied on acceptable terms. A substantial delay in obtaining satisfactory approvals or the imposition of unfavorable terms or conditions in any government or regulatory approvals could have an adverse effect on the business or financial condition of either company. In addition, if for any reason the conditions to the Transaction are not satisfied or waived or if the Transaction is not completed for any reason, Pershing Gold and/or Americas Silver’s ongoing business and financial results may be adversely affected, the market price of Pershing Gold Common Stock and Americas Silver Common Shares may be adversely affected.
Failure to complete the Transaction could negatively impact the market price of the Pershing Gold Common Stock and Pershing Gold’s future business and financial results.
If the Transaction is not completed for any reason, Pershing Gold’s ongoing business and financial results may be adversely affected. In addition, if the Transaction is not completed, Pershing Gold will be subject to a number of additional risks, including the following:
•
Under the terms of the Merger Agreement, in certain circumstances, if the Transaction is not completed by reason of certain circumstances attributable to Pershing Gold, Pershing Gold will be required to pay a break fee of  $4.0 million to Americas Silver;

•
The price of Pershing Gold Common Stock may decline to the extent that the current market price of the Pershing Gold Common Stock reflects a market assumption that the Transaction will be completed and that the related benefits will be realized, or as a result of the market’s perceptions that the Transaction was not consummated due to an adverse change in Pershing Gold’s business or financial condition;

•
Pershing Gold will continue to be liable to repay the amount outstanding under the Pershing Gold Debenture (as defined in the section entitled “Agreements Entered Into in Connection with the Merger Agreement — Pershing Gold Debenture” on page 142 of this proxy statement/prospectus) to Americas Silver on the repayment dates agreed in the Pershing Gold Debenture. Although in certain circumstances specified in the Pershing Gold Debenture, each of Americas Silver and Pershing Gold may elect to convert the principal and interest amounts of the Pershing Gold Debenture into shares of Pershing Gold Common Stock, in many circumstances Pershing Gold will be required to repay outstanding amounts in cash. There can be no certainty that Pershing Gold will have the financial capacity to repay the Pershing Gold Debenture when due, or at all. If either Americas Silver or Pershing Gold elects to convert outstanding amounts under the Pershing Gold Debenture into shares of Pershing Gold Common Stock, holders of Pershing Gold Common Stock will be diluted. In addition, conversion may trigger certain anti-dilution protections under the terms of the Series E Preferred Stock, further diluting holders of Pershing Gold Common Stock.

•
Whether or not the Transaction is completed, the pending Transaction could adversely affect Pershing Gold’s or Americas Silver’s operations because matters relating to the Transaction require substantial commitments of time and resources by Pershing Gold’s and Americas Silver’s management and employees which could otherwise have been devoted to other opportunities that may have been beneficial to Pershing Gold or Americas Silver.

Pershing Gold and Americas Silver cannot guarantee when, or whether, the Transaction will be completed, that there will not be a delay in the completion of the Transaction or that all or any of the anticipated benefits of the Transaction will be obtained. If the Transaction is not completed or is delayed, Pershing Gold and/or Americas Silver may experience the risks discussed above which may adversely affect Pershing Gold’s and/or Americas Silver’s business, financial results and share price.
Holders of shares of Pershing Gold Common Stock or Series E Preferred Stock may be subject to U.S. federal income tax on the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction.
The Transaction is intended to qualify as a reorganization under Section 368(a) of the Code. In such case, and subject to the potential application of Section 367 of the Code as discussed below, the U.S. federal income tax consequences of the Transaction to U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock, except with respect to a U.S. holder of Pershing Gold Common Stock or Series E Preferred Stock that owns, directly or by attribution, 5% by vote or value or more of the Americas Silver Common Shares and Americas Silver Preferred Shares immediately after the Transaction, should be as follows:
(a)
a U.S. holder will not recognize gain or loss as a result of the Transaction;

(b)
the U.S. holder’s aggregate tax basis of Americas Silver Common Shares and Americas Silver Preferred Shares received pursuant to the Transaction will be the same as the aggregate tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered in exchange therefor; and

(c)
the U.S. holder’s holding period of the Americas Silver Common Shares and Americas Silver Preferred Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered therefor.

Section 367(a) of the Code generally requires U.S. shareholders to recognize gain (but not loss) when stock of a U.S. corporation is exchanged for stock of a non-U.S. corporation in an exchange that would otherwise qualify for non-recognition treatment. Current U.S. Treasury regulations provide that Section 367(a) would apply if either (i) the U.S. shareholders of the acquired U.S. corporation receive more than 50% (by vote or value) of the stock of the non-U.S. corporation, or (ii) the non-U.S. corporation fails to meet the “active trade or business test”. The “active trade or business test” generally requires (I) the non-U.S. corporation to be engaged in an “active trade or business” outside of the U.S. for the 36 month period immediately before the exchange and neither the U.S. nor the non-U.S. corporation have an intention to substantially dispose of or discontinue such trade or business, and (II) the fair market value of the non-U.S. corporation to be at least equal to the fair market value of the U.S. corporation, as specifically determined for purposes of Section 367 of the Code, as of the closing of the Transaction. The Transaction should not satisfy either of the requirements of the current U.S. Treasury regulations, described above, for the application of Section 367(a) to a U.S. holder’s transfer of shares of Pershing Gold Common Stock or Series E Preferred Stock to Americas Silver in exchange for Americas Silver Common Shares or Americas Silver Preferred Shares.
However, the recently enacted Tax Cut and Jobs Act removed an exception to the application of Section 367(a) for the transfer of property by a U.S. person to a foreign corporation for use by such foreign corporation in the active conduct of a trade or business outside the United States. It is uncertain whether the repeal of this exception to Section 367(a) for the transfer of property used in the active conduct of a trade or business outside the United States has, or will have, any impact on the exception to Section 367(a) currently provided in the U.S. Treasury regulations for the transfer of stock in a U.S. corporation to a foreign corporation described above.
If the Transaction is treated as a reorganization under Section 368(a) of the Code, but it is determined that Section 367(a) of the Code does apply to the exchange of Pershing Gold Common Stock or Series E Preferred Stock by a U.S. holder, then a U.S. holder would generally recognize gain, if any, in an amount equal to the excess of  (i) the sum of the fair market value of the Americas Silver Common Shares or Americas Silver Preferred Shares received by such holder, over (ii) such holder’s adjusted tax basis in the Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor. Any such gain would be capital gain, and generally would be long-term capital gain if the U.S. holder’s holding period for the Pershing Gold Common Stock or Series E Preferred Stock exceeded one year at the time of the Transaction. The adjusted tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares received would be equal to the adjusted tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor increased by the amount of gain recognized. The U.S. holder would not recognize any loss in such holder’s Pershing Gold Common Stock or Series E Preferred Stock and would not be permitted to net any such losses against any gain recognized with respect to other shares of Pershing Gold Common Stock or Series E Preferred Stock. In addition, the U.S. holder’s holding period of the Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor.
U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock should consult their independent tax advisors regarding the qualification of the transactions described above as a transfer described as a reorganization under section 368(a) of the Code. U.S. holders are cautioned regarding the potential application of Section 367(a) of the Code to the Transaction. Accordingly, U.S. holders should consult with their independent tax advisor regarding the potential application of Section 367(a) of the Code in their particular situation, including whether they should potentially proceed on the basis that the exchange of Pershing Gold Common Stock or Series E Preferred Stock pursuant to the Transaction will require the U.S. holder to recognize gain (but not loss) for U.S. federal income tax purposes.
Pershing Gold is characterized for U.S. federal income tax purposes as a United States Real Property Holding Corporation. Accordingly, non-U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock may recognize gain for U.S. income tax purposes even if the Transaction qualifies as a reorganization and is not subject to Section 367(a). See “Material U.S. Federal Income Tax Considerations of the Transaction to Non-U.S. Holders.” If shares of Pershing Gold Common Stock are not considered to be regularly traded on an established securities market, Americas Silver may be required to withhold U.S. income taxes in connection with such exchange.
Interests of certain persons in the Transaction may be different from those of Pershing Gold Stockholders.
Certain officers and directors of Pershing Gold and Americas Silver may have interests in the Transaction that may be different from, or in addition to, the interests of other Pershing Gold Stockholders or Americas Silver Shareholders, as applicable, generally including, but not limited to, those interests discussed under the heading “Interests of Certain Persons in the Transaction” on page 25 of this proxy statement/prospectus. In considering the recommendations of the Pershing Gold board of directors and the Americas Silver board of directors to vote in favor of the Transaction, Pershing Gold Common Stockholders and Americas Silver Shareholders should consider these interests.
The application of interim operating covenants may restrict Pershing Gold’s or Americas Silver’s ability to pursue certain opportunities.
Pursuant to the Merger Agreement, each of Pershing Gold and Americas Silver has agreed to certain interim operating covenants intended to ensure that each of Pershing Gold and Americas Silver and their subsidiaries carry on business in the ordinary course of business consistent with past practice, except as required or expressly authorized by the Merger Agreement or any applicable law, or unless the prior written consent of the other party is obtained. These operating covenants cover a broad range of activities and business practices. Consequently, it is possible that a business opportunity will arise that is out of the ordinary course or is not consistent with past practices, and that, as applicable, Pershing Gold or Americas Silver will not be able to pursue or undertake the opportunity due to its covenants in the Merger Agreement unless the prior written consent of the other party is obtained (such consent not to be unreasonably withheld, conditioned or delayed).
The rights of Pershing Gold Stockholders who become Americas Silver Shareholders in the Transaction will be governed by the CBCA and subject to Americas Silver Articles (as amended) and Americas Silver Bylaws.
Pershing Gold Stockholders who receive Americas Silver Common Shares in the Transaction will become Americas Silver Shareholders. Americas Silver is a corporation existing under the laws of Canada. As a result, the rights of Pershing Gold Stockholders who become Americas Silver Shareholders will be subject to the CBCA, the Americas Silver Articles and Americas Silver Bylaws, rather than being governed by the NRS and Pershing Gold Articles, as amended, and Pershing Gold Bylaws. There may be material differences between the current rights of Pershing Gold Stockholders, as compared to the rights they will have as Americas Silver Shareholders.
These material differences may include, but are not limited to, the following:
•
Americas Silver has only one class of authorized shares, Americas Silver Common Shares, and in connection with the consummation of the Transaction, the Americas Silver Articles are expected to be amended to create the Americas Silver Preferred Shares, and under the Americas Silver Articles, Americas Silver’s board of directors has the authority to issue an unlimited number of Americas Silver Common Shares;

•
pursuant to the CBCA, at least 25% of the directors of Americas Silver must be resident Canadians;

•
directors of Americas Silver may be removed only by a majority vote of the shareholders of Americas Silver whereas Pershing Gold directors may be removed only by two-thirds of the voting power of the Pershing Gold Stockholders;

•
the Pershing Gold Articles require a majority of the voting power to repeal or amend certain provisions, while the Americas Silver Articles require 66 2∕3% of the votes cast, in person or by proxy, of the shares of Americas Silver to amend the Americas Silver Articles;

•
the Pershing Gold Bylaws provide that the presence, in person or by proxy, of the holders of a majority (over 50%) of the shares entitled to vote at any meeting of Pershing Gold Stockholders shall constitute a quorum for the transaction of business while under the Americas Silver Bylaws, two shareholders entitled to vote at such meeting, whether present in person or represented by proxy, and holding not less than 10% of the total number of the issued Americas Silver Common Shares, shall constitute a quorum; and

•
the CBCA, being the corporate statute that governs Americas Silver, provides an oppression remedy that enables a court to make any order, including awarding money damages, appointing a receiver, dissolving the corporation, forcing the acquisition of securities and amending charter documents, to rectify matters that are oppressive or unfairly prejudicial to, or that unfairly disregard the interests of, any securityholder, creditor, director or officer of the corporation if an application is made to a court by a recognized complainant under the CBCA.
For more information, see “Comparison of Rights of Pershing Gold Stockholders and Americas Silver Shareholders” beginning on page 157 of this proxy statement/prospectus.
Provisions of the Merger Agreement and the Significant Stockholder Support Agreement could discourage a potential competing acquirer of Pershing Gold.
The Merger Agreement contains provisions that, subject to limited exceptions, restrict Pershing Gold’s ability to solicit, encourage, facilitate or discuss competing third-party proposals to acquire shares or assets of Pershing Gold. In addition, certain Pershing Gold Stockholders holding an aggregate of approximately 34% of the issued and outstanding shares of Pershing Gold Common Stock and approximately 88% of the issued and outstanding shares of Series E Preferred Stock (representing approximately 39% of the aggregate voting power of Pershing Gold Stockholders) have entered into voting support agreements with Americas Silver pursuant to which they have agreed to vote in favor of the approval of the Transaction. These provisions of the Merger Agreement, the Pershing Gold D&O Support Agreements, and the Significant Stockholder Support Agreement could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Pershing Gold from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share, cash or market value than the Merger consideration proposed to be received or realized in the Transaction, or might result in a potential competing acquirer proposing to pay a lower price than it might otherwise have proposed to pay because of the added expense of the $4.0 million termination fee that may become payable to Americas Silver in certain circumstances.
If the Merger Agreement is terminated by Pershing Gold, it may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Transaction. If the Merger Agreement is terminated, the Significant Shareholder Support Agreement will not terminate and will remain in place.
The Pershing Gold D&O Support Agreements and the Significant Stockholder Support Agreement prevent certain Pershing Gold Stockholders from supporting a third-party transaction.
The directors of Pershing Gold, certain officers of Pershing Gold and the Significant Stockholder have agreed not to support any third-party transaction during the term of the applicable voting support agreements. Because these Pershing Gold Stockholders own or control approximately 34% of the issued and outstanding shares of Pershing Gold Common Stock and approximately 88% of the issued and outstanding shares of Series E Preferred Stock (representing approximately 39% of the aggregate voting power of Pershing Gold Stockholders), it may not be possible for a competing purchaser to acquire Pershing Gold until the voting support agreements have been terminated.
The fairness opinion obtained by the Pershing Gold board of directors from its independent financial advisor will not reflect subsequent changes.
In connection with the proposed Transaction, Canaccord delivered to the Pershing Gold board of directors an opinion dated September 28, 2018 to the effect that as of that date, and based upon and subject to the various considerations set forth in the opinion, the Common Stock Exchange Ratio was fair, from a financial point of view, to the holders of Pershing Gold Common Stock. The opinion does not reflect changes that may occur or that have occurred after the date of the opinion, including changes to the operations and prospects of Americas Silver or Pershing Gold, fluctuations in the price of gold and silver, changes in the market prices of the Americas Silver Common Shares or Pershing Gold Common Stock, changes in general market or economic conditions or regulatory or other factors. Any such changes, or changes of other factors on which the opinion is based, may materially alter or affect the relative values of Pershing Gold and Americas Silver and the value of the Transaction.
Risks Relating to Americas Silver Following Completion of the Transaction
The market price of the Americas Silver Common Shares has been, and may continue to be, volatile, and Pershing Gold Stockholders could lose all or part of their investment.
The market price of the Americas Silver Common Shares has fluctuated substantially, may continue to do so, and may be higher or lower than the initial price received upon the exchange. As a result, Americas

Silver’s future stock price may be volatile. Over the twelve-month period ending on November 26, 2018, the market price of Americas Silver Common Shares on the TSX has ranged from a low of C$1.82 to a high of C$5.74. Over the twelve-month period ending on November 26, 2018, the market price of the Americas Silver Common Shares on the NYSE American has ranged from a low of  $1.38 to a high of  $4.65. The market price of the Americas Silver Common Shares following the Transaction will depend on a number of factors many of which are beyond Americas Silver’s control. These fluctuations could cause Pershing Gold Stockholders to lose all or part of their investment in the Americas Silver Common Shares since Pershing Gold Stockholders might be unable to sell their shares at or above the price initially received upon the exchange of shares of Pershing Gold Common Stock. Factors that could cause fluctuations in the market price of the Americas Silver Common Shares include the following:
•
price and volume fluctuations in the overall stock market from time to time;

•
volatility in the market prices and trading volumes of mining stocks and/or the spot price of gold and silver;

•
changes in operating performance and stock market valuations of other precious or base metal mining companies generally, or those in Americas Silver’s industry in particular;

•
future capital raising activities of Americas Silver;

•
sales of Americas Silver Common Shares by holders thereof;

•
failure of securities analysts to maintain coverage of Americas Silver, changes in financial estimates by securities analysts who follow Americas Silver, or Americas Silver’s failure to meet these estimates or the expectations of investors;

•
the financial projections Americas Silver may provide to the public, any changes in those projections or Americas Silver’s failure to meet those projections;

•
the announcements by Americas Silver or its competitors of new projects or acquisitions or divestitures;

•
the public’s reaction to Americas Silver’s press releases, other public announcements and filings with the SEC and the applicable Canadian securities regulatory authorities;

•
rumors and market speculation involving Americas Silver or other companies in Americas Silver’s industry;

•
actual or anticipated changes in Americas Silver’s operating results or fluctuations in Americas Silver’s operating results;

•
actual or anticipated developments in Americas Silver’s business, Americas Silver’s competitors’ businesses or the competitive landscape generally;

•
litigation involving Americas Silver, Americas Silver’s industry or both, or investigations by regulators into Americas Silver’s operations or those of Americas Silver’s competitors;

•
announced or completed acquisitions of businesses by Americas Silver or Americas Silver’s competitors;

•
new laws or regulations or new interpretations of existing laws or regulations applicable to Americas Silver and its business;

•
changes in accounting standards, policies, guidelines, interpretations or principles;

•
any significant change in Americas Silver’s management; and

•
general economic conditions and slow or negative growth of Americas Silver’s markets.

Current holders of Pershing Gold Common Stock will have reduced ownership and voting interests in Americas Silver after the Transaction than they currently have in Pershing Gold.
Based on 33,676,921 shares of Pershing Gold Common Stock and 983,549 shares of Pershing Gold Common Stock issuable pursuant to Pershing Gold RSUs outstanding on November 26, 2018, and the Exchange Ratio, it is anticipated that Americas Silver will issue 24,078,998 Americas Silver Common Shares to Pershing Gold Common Stockholders on completion of the Transaction, assuming no holders of Series E Preferred Stock elect to convert their Series E Preferred Stock to Pershing Gold Common Stock before Closing (not including Americas Silver Common Shares issuable upon conversion of a Pershing Gold Warrant to be exchanged in the Transaction or issuable pursuant to outstanding Pershing Gold RSUs). Based on the number of Americas Silver Common Shares outstanding on the record date for the Special Meeting, current Americas Silver Shareholders and current Pershing Gold Common Stockholders would own approximately 63.5% and 36.5% of Americas Silver Common Shares, respectively, upon the completion of the Transaction, assuming no additional issuances of Americas Silver Common Shares or shares of Pershing Gold Common Stock between the record date and the Effective Time. However, Americas Silver could issue up to 8,286,615 Americas Silver Common Shares upon the exercise of outstanding Americas Silver warrants and Americas Silver options prior to the Effective Time. In addition, it is expected that Americas Silver will issue 703,237 Americas Silver Common Shares in exchange for the currently outstanding 983,549 Pershing Gold RSUs. Americas Silver may also issue up to 4,128,042 Americas Silver Common Shares upon conversion of the Americas Silver Preferred Shares for which the Series E Preferred Stock may be exchanged in the Transaction (or up to 2,261,577 Americas Silver Common Shares upon exchange of Pershing Gold Common Stock issued upon conversion of Series E Preferred Stock in the Transaction, if the holders so elect), and up to 15,889 Americas Silver Common Shares may be issuable upon exercise of an existing Pershing Gold Warrant. Based on the current market price of Pershing Gold Common Stock, it is not expected that any Americas Silver Common Shares will be issuable in connection with the cancellation of the Pershing Gold Options or Pershing Gold Warrants.
Pershing Gold Stockholders currently have the right to vote for the directors of Pershing Gold and on other matters affecting Pershing Gold. At the closing of the Transaction, each Pershing Gold Stockholder who receives Americas Silver Common Shares will become a shareholder of Americas Silver. As a result, the percentage ownership of Americas Silver held by each current Pershing Gold Stockholder will be smaller than such Pershing Gold Stockholder’s percentage ownership of Pershing Gold prior to the Transaction. The current Pershing Gold Stockholders will, therefore, have proportionately less ownership and voting interests in Americas Silver following the Transaction than they have now in Pershing Gold.
Any delay in completing the Transaction may reduce or eliminate the benefits expected to be achieved thereunder.
In addition to the required regulatory approvals and clearances, the Transaction is subject to a number of other conditions beyond Pershing Gold’s or Americas Silver’s control that may prevent, delay, or otherwise materially adversely affect its completion. It is not predicable whether and when these other conditions will be satisfied. Furthermore, the requirements for obtaining the required clearances and approvals could delay the completion of the Transaction for a significant period of time or prevent it from occurring. Any delay in completing the Transaction could cause Pershing Gold Stockholders not to realize some or all of the synergies and other benefits that are expected to be achieved if the Transaction is successfully completed within its expected time frame.
Uncertainties associated with the Transaction may cause a loss of management personnel and other key employees which could adversely affect the future business and operations following the Transaction.
Following the completion of the Transaction, Americas Silver will be dependent on the experience and industry knowledge of Americas Silver and the continuing Pershing Gold officers and other key employees to execute its business plans. Americas Silver’s success after the Transaction will depend in part upon its ability to retain key management personnel and other key employees. Americas Silver’s and Pershing Gold’s current and prospective employees may experience uncertainty about their roles within Americas Silver following the Transaction or other concerns regarding its operations following the Transaction, any of which may have an adverse effect on Americas Silver’s ability to attract or retain key management and other key personnel. Accordingly, no assurance can be given that Americas Silver and Pershing Gold will be able to attract or retain key management personnel and other key employees until the Transaction is consummated or following the Transaction to the same extent that Americas Silver and Pershing Gold have previously been able to attract or retain such employees.
The integration of Americas Silver and Pershing Gold may not occur as planned.
The Merger Agreement has been entered into with the expectation that its successful completion will result in increased precious metal production and an enhanced platform for growth for Americas Silver following completion of the Transaction. These anticipated benefits will depend in part on whether Americas Silver’s and Pershing Gold’s operations can be integrated in an efficient and effective manner. The integration of the two companies will present challenges to management, including the integration of systems and personnel of the two companies, and special risks, including possible unanticipated liabilities and unanticipated costs. As a result of these factors, it is possible that the cost reductions and synergies expected from the Transaction will not be realized by Americas Silver. In addition, such synergies assume certain realized long-term metals prices and foreign exchange rates. If actual prices are below such assumed prices, the realization of potential synergies could be adversely affected.
Americas Silver and Pershing Gold may not realize the benefits of the Transaction currently anticipated due to challenges associated with integrating the operations, technologies and personnel of Americas Silver and Pershing Gold.
The anticipated success of Americas Silver with respect to the Transaction will depend in large part on the success of management of Americas Silver in integrating the operations, technologies and personnel of Pershing Gold with those of Americas Silver. The failure of Americas Silver to successfully integrate Pershing Gold, or the occurrence of any unanticipated operational problems or interruptions, expenses and liabilities could result in the failure of Americas Silver to realize the anticipated benefits of the Transaction and could impair the results of operations, profitability and financial results of Americas Silver.
The overall integration of the operations, technologies and personnel of Pershing Gold into Americas Silver may also result in unanticipated operational problems, expenses, liabilities and diversion of management’s time and attention. There can be no assurance that Pershing Gold or Americas Silver will not incur additional material costs in subsequent periods to reflect additional costs associated with the Transaction or that the benefits of the Transaction will be realized.
The obligations and liabilities of Pershing Gold, some of which may be unanticipated or unknown, may be greater than anticipated, which may diminish the value of Pershing Gold to Americas Silver.
Pershing Gold’s obligations and liabilities, some of which may be unanticipated or unknown, or may be greater than anticipated, may not be reflected or reserved for in Pershing Gold’s historical financial statements. The obligations and liabilities of Pershing Gold could have a material adverse effect on Pershing Gold’s business, financial condition, or results of operations following the Transaction. Americas Silver will not be able to realize any indemnification from Pershing Gold under the Merger Agreement with respect to obligations or liabilities of Pershing Gold, whether known or unknown. Any such liabilities could substantially reduce Americas Silver’s earnings and cash flows or otherwise materially and adversely affect its business, financial condition, or results of operations following the Transaction.
Americas Silver’s future results following the Transaction may differ materially from the unaudited pro forma financial information included in this proxy statement/prospectus.
The unaudited pro forma combined financial information contained in this proxy statement/prospectus is presented for purposes of presenting Americas Silver’s historical consolidated financial statements with Pershing Gold’s historical consolidated financial statements as adjusted to give effect to the Transaction as though the Transaction had occurred on January 1, 2017 for the unaudited pro forma income statement and September 30, 2018 for the unaudited pro forma balance sheet, and is not necessarily indicative of the financial condition or results of operations of Americas Silver following the Transaction. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates, to allocate the purchase price to Pershing Gold’s acquired assets and liabilities. The purchase price allocation reflected in this proxy statement/prospectus is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of Pershing Gold as of the date of the completion of the Merger. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect Americas Silver’s financial condition and results of operations following the Transaction. See the section entitled “Unaudited Pro Forma Condensed Financial Statements of Americas Silver Corporation and Pershing Gold Corporation” at page 151 of this proxy statement/prospectus.
Additional reporting requirements may apply if Americas Silver loses its status as a “foreign private issuer” under the Exchange Act.
Americas Silver is currently considered a “foreign private issuer” under the rules of the SEC. However, following completion of the Transaction it is may lose its “foreign private issuer” status at future assessment dates. As a foreign private issuer, Americas Silver is subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Americas Silver is required to file its annual report on Form 40-F with the SEC at the time it files its annual information form with the applicable Canadian securities regulatory authorities. In addition, Americas Silver must furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by Americas Silver in Canada or filed with the TSX and which was made public by the TSX, or regarding information distributed or required to be distributed by Americas Silver to its shareholders. Moreover, although Americas Silver is required to comply with Canadian disclosure requirements, in some circumstances Americas Silver is not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. Americas Silver is required to file financial statements in accordance with IFRS, and therefore does not file financial statements prepared in accordance with generally accepted accounting principles in the United States as do U.S. companies that file reports with the SEC. Furthermore, Americas Silver is not required to comply with the U.S. proxy rules or with Regulation FD, which addresses certain restrictions on the selective disclosure of material information, although it must comply with Canadian disclosure requirements. In addition, among other matters, Americas Silver’s officers, directors and principal shareholders are exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Americas Silver Common Shares. Americas Silver also presents information regarding mineral resources and reserves in accordance with Canadian National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”) rather than SEC Industry Guide 7 with which U.S. companies must comply. If Americas Silver loses its status as a foreign private issuer, it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements with the content and in the form permitted as if it were a U.S. company, and incur additional costs to make such filings. Americas Silver does, however, file quarterly financial information under Canadian periodic reporting requirements for public corporations, which is accessible through the Internet at www.sedar.com, and will furnish such quarterly financial information to the SEC under cover of Form 6-K, which is available at www.sec.gov. Insiders of Americas Silver are generally required to disclose their trading in Americas Silver Common Shares within 5 days of the date of the trade and these trading activity reports can be accessed through the Internet at www.sedi.ca.
Pershing Gold and Americas Silver expect to incur substantial expenses related to the Transaction and the integration of the two companies.
Americas Silver and Pershing Gold expect to incur significant transaction costs and significant synergy planning and integration costs in connection with the Transaction. While Americas Silver has assumed that this level of expense will be incurred, there are many factors beyond its control that could affect the total amount or the timing of the Transaction and integration expenses. Moreover, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. To the extent these Merger and integration expenses are higher than anticipated or are incurred at different times than anticipated, Americas Silver’s future operating results and financial condition may be materially adversely affected.
Americas Silver may be subject to significant capital requirements and operating risks associated with its expanded operations and its expanded portfolio of growth projects.
Americas Silver must generate sufficient internal cash flows and/or be able to utilize available financing sources to finance its growth and sustaining capital requirements. If Americas Silver does not realize satisfactory prices for the commodities that it produces, it could be required to raise significant additional capital through the capital markets and/or incur significant borrowings to meet its capital requirements. These financing requirements could adversely affect Americas Silver’s ability to access the capital markets in the future to meet any external financing requirements Americas Silver might have. If there are significant delays in terms of when any exploration, development and/or expansion projects are completed and producing on a commercial and consistent scale, and/or their capital costs were to be significantly higher than estimated, these events could have a significant adverse effect on Americas Silver’s results of operation, cash flow from operations and financial condition.
Americas Silver may need additional financing in connection with the implementation of its business and strategic plans from time to time after closing of the Transaction. The exploration and development of mineral properties, including Relief Canyon, and the ongoing operation of mines require a substantial amount of capital and may depend on Americas Silver’s ability to obtain financing through joint ventures, debt financing, equity financing or other means. The combined entity may accordingly need further capital depending on exploration, development, production and operational results and market conditions, including the prices at which Americas Silver sells its production, or in order to take advantage of further opportunities or acquisitions. Americas Silver’s financial condition, general market conditions, volatile metals markets, volatile interest rates, a claim against Americas Silver, a significant disruption to Americas Silver’s business or operations or other factors may make it difficult to secure financing necessary for the expansion of mining activities or to take advantage of opportunities for acquisitions. Further, continuing volatility in the credit markets may affect the ability of Americas Silver, or third parties it seeks to do business with, to access those markets. There is no assurance that Americas Silver will be successful in obtaining required financing as and when needed on acceptable terms, if at all. If Americas Silver raises funding by issuing additional equity securities or securities convertible, exercisable or exchangeable for equity securities, such financing may substantially dilute the interests of the shareholders of Americas Silver and reduce the value of their investment.
In addition, Americas Silver’s mining operations and processing and related infrastructure facilities are subject to risks normally encountered in the mining and metals industry. Such risks include, without limitation, environmental hazards, industrial accidents, labor disputes, changes in laws, technical difficulties or failures, late delivery of supplies or equipment, unusual or unexpected geological formations or pressures, cave-ins, pit-wall failures, rock falls, unanticipated ground, grade or water conditions, flooding, periodic or extended interruptions due to the unavailability of materials and force majeure events. Such risks could result in damage to, or destruction of, mineral properties or producing facilities, personal injury, environmental damage, delays in mining or processing, losses and possible legal liability. Any prolonged downtime or shutdowns at Americas Silver’s mining or processing operations could materially adversely affect Americas Silver’s business, results of operations, financial condition and liquidity. See the information under the heading “Risk Factors” in Americas Silver’s Annual Information Form filed as an Exhibit to its annual report on Form 40-F for the fiscal year ended December 31, 2017 filed with the SEC on March 5, 2018.
Labor relations, employee recruitment, retention and pension funding issues may adversely affect Americas Silver’s operations.
Americas Silver may experience labor disputes, work stoppages or other disruptions in production that could adversely affect its operations. Americas Silver is dependent on its workforce at its material producing properties and mills. Americas Silver endeavors to maintain good relations with its workforce in order to minimize the possibility of strikes, lock-outs and other stoppages at the site. Relations between Americas Silver and its employees may be impacted by changes in labor relations which may be introduced by, among other things, employee groups, competing labor unions, and the relevant governmental authorities in whose jurisdictions Americas Silver carries on business. Many of Americas Silver’s employees at its operations are represented by a labor union under a collective labor agreement. Americas Silver may not be able to satisfactorily renegotiate the collective labor agreement when it expires. In addition, the existing labor agreement may not prevent a strike or work stoppage at Americas Silver’s facilities in the future, and any such work stoppage could have a material adverse effect on its earnings.
Americas Silver also hires its employees or consultants in Mexico to assist it in conducting its operations in accordance with Mexican laws. Americas Silver also purchases certain supplies and retains the services of various companies in Mexico to meet its business plans. It may be difficult to find or hire qualified people in the mining industry who are situated in Mexico or to obtain all the necessary services or expertise in Mexico or to conduct operations on its projects at reasonable rates. If qualified people and services or expertise cannot be obtained in Mexico, Americas Silver may need to seek and obtain those services from people located outside Mexico, which will require work permits and compliance with applicable laws and could result in delays and higher costs to Americas Silver to conduct its operations in Mexico. Recruiting and retaining qualified personnel is critical to Americas Silver’s success. The number of persons skilled in acquisition, exploration and development of mining properties is limited and competition for such persons is intense. As Americas Silver’s business activity grows, Americas Silver will require additional key executive, financial, operational, administrative and mining personnel. Although Americas Silver believes that it will be successful in attracting, training and retaining qualified personnel, there can be no assurance of such success. If Americas Silver is not successful in attracting and training qualified personnel, the efficiency of its operations could be affected, which could have a material adverse effect on Americas Silver’s results of operations and profitability. Americas Silver strongly depends on the business and technical expertise of its small group of management and key personnel. There is little possibility that this dependence will decrease in the near term. Key man life insurance is not in place on management and key personnel. If the services of Americas Silver’s management and key personnel were lost, it could have a material adverse effect on future operations.
The volatility in the equity markets over the last several years and other financial impacts have affected Americas Silver’s costs and liquidity through increased requirements to fund Americas Silver’s defined benefit pension plans for its employees. There can be no assurance that financial markets will sufficiently recover in the future with the effect of causing a corresponding reduction in Americas Silver’s future pension funding requirements. Furthermore, there can be no assurance that unforeseen changes in pensioner longevity, government regulation or other financial market uncertainties will not cause pension funding requirements to differ from the requirements projected by professional actuaries. Americas Silver intends to continue to fund its pension plan for hourly and salary employees of Americas Silver pursuant to all relevant regulatory requirements.
Americas Silver’s future results will suffer if it does not effectively manage its expanded operations following the Transaction.
Following the Transaction, the size of Americas Silver’s business will increase significantly. Its future success depends, in part, upon its ability to manage this expanded business, which will pose substantial challenges for management, including challenges related to the management and monitoring of new operations, and associated increased costs and complexity. There can be no assurances that Americas Silver will be successful following the Transaction.
The market price of Americas Silver Common Shares may be affected by factors different from those affecting Americas Silver Common Shares or Pershing Gold Common Stock prior to the consummation of the Transaction.
Americas Silver’s mining methods and historical business differ from that of Pershing Gold. Accordingly, the results of operations of Americas Silver following completion of the Transaction and the market price of Americas Silver Common Shares may be affected by factors different from those that previously affected the independent results of operations and the market price of the Americas Silver Common Shares or Pershing Gold Common Stock. The ability to produce, and level and timing of production at Americas Silver’s existing mines are different from those of Pershing Gold. These differences may lead to different production profiles in different price scenarios from Americas Silver’s production facilities, which could lead to adverse impacts on the market price for Americas Silver Common Shares.
Americas Silver is an “emerging growth company” and Americas Silver and Pershing Gold cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make Americas Silver Common Shares less attractive to investors.
Americas Silver is an “emerging growth company” as defined in the JOBS Act, whereas Pershing Gold is not an emerging growth company. Americas Silver will continue to qualify as an “emerging growth company” until the earliest to occur of: (a) the last day of the fiscal year during which Americas Silver has total annual gross revenues of US$1.07 billion or more; (b) the last day of the fiscal year of Americas Silver following the fifth anniversary of the date of the first sale of common equity securities of Americas Silver pursuant to an effective registration statement under the Securities Act, such as this proxy statement/prospectus; (c) the date on which Americas Silver has, during the previous 3-year period, issued more than US$1,000,000,000 in non-convertible debt; or (d) the date on which Americas Silver is deemed to be a ‘large accelerated filer’.
For so long as Americas Silver continues to qualify as an emerging growth company, it will be exempt from the requirement to include an auditor attestation report relating to internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act in its annual reports filed under the Exchange Act, even if it does not qualify as a “smaller reporting company”. In addition, section 103(a)(3) of the Sarbanes-Oxley Act has been amended by the JOBS Act to provide that, among other things, auditors of an emerging growth company are exempt from any rules of the Public Company Accounting Oversight Board requiring mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor would be required to provide additional information about the audit and the financial statements of the registrant (auditor discussion and analysis).
Any U.S. domestic issuer that is an emerging growth company is able to avail itself of the reduced disclosure obligations regarding executive compensation in periodic reports and proxy statements, and to not present to its stockholders a nonbinding advisory vote on executive compensation, obtain approval of any golden parachute payments not previously approved, or present the relationship between executive compensation actually paid and such issuer’s financial performance. In contrast, Pershing Gold is currently subject to all of these requirements. As a foreign private issuer, Americas Silver is not subject to such requirements, and will not become subject to such requirements even if Americas Silver ceases to be an emerging growth company, unless Americas Silver also ceases to be a “foreign private issuer”.
Until Americas Silver ceases to be an emerging growth company Americas Silver may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies. Investors in Pershing Gold who are familiar with Pershing Gold’s reporting regime, may find Americas Silver Common Shares less attractive because Americas Silver relies on these exemptions. If some of Pershing Gold’s investors find Americas Silver Common Shares less attractive as a result, there may be a less active trading market for Americas Silver Common Shares and Americas Silver Common Share price may be more volatile.
Section 7874 of the Code may limit the ability of Pershing Gold, and U.S. persons related to Pershing Gold, to utilize certain U.S. tax attributes to offset certain U.S. taxable income, if any, generated by the Transaction and the transactions contemplated by the Merger Agreement, or certain specified transactions for a period of time following the Transaction.
Section 7874 of the Code may limit the ability of a U.S. corporation acquired by a foreign corporation, and U.S. persons related to the acquired U.S. corporation, to utilize certain U.S. tax attributes (including net operating losses and certain tax credits) to offset certain U.S. taxable income. Specifically, if the stockholders of the acquired U.S. corporation own, following an acquisition by a foreign corporation, at least 60%, but less than 80%, measured either by vote or by value, of the shares of the acquiring foreign corporation, the taxable income of the acquired U.S. corporation (and any U.S. person related to the U.S. corporation) for any given year, within a ten-year period beginning on the date of the acquisition will be no less than that person’s “inversion gain” for that taxable year. A person’s inversion gain includes gain from the transfer of shares, or any other property (other than property held for sale to customers), and income from the license of any property that is either transferred or licensed as part of the acquisition, or that is transferred or licensed to a non-U.S. related person after the acquisition.
Pursuant to the Merger Agreement, and subject to changes in the current share prices of Americas Silver Common Shares and shares of Pershing Gold Common Stock with respect to outstanding Pershing Gold and Americas Silver options and warrants, the Pershing Gold Stockholders are expected to own less than 60% of the vote and value of Americas Silver Common Shares after the Transaction. As a result, under current law, Pershing Gold and U.S. persons related to Pershing Gold, are not expected to be subject to such limitations on the use of U.S. tax attributes. However, there can be no assurance that there will not exist in the future a change in the facts or in the law that might cause Pershing Gold to be subject to such limitations, including with retroactive effect. Further, there can be no assurance that the IRS will agree with the position that the 60% ownership requirement is not satisfied.
Recent and future changes to U.S. tax laws could materially adversely affect Pershing Gold and Americas Silver.
On December 22, 2017, the Tax Cuts and Jobs Act was signed into law and significantly revised the Code. The Tax Cuts and Jobs Act, among other things, reduces the backup withholding tax rate from 28% to 24% and contains significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of adjusted earnings (except for certain small businesses), implementation of a “base erosion anti-abuse tax” which requires U.S. corporations to make an alternative determination of taxable income without regard to tax deductions for certain payments to affiliates, taxation of certain non-U.S. corporations’ earnings considered to be “global intangible low taxed income” repeal of the alternative minimum tax (“AMT”) for corporations and changes to a taxpayer’s ability to either utilize or refund the AMT credits previously generated, revision in the attribution rules relating to shareholders of certain “controlled foreign corporations”, limitation of the deduction for net operating losses to 80% of current year taxable income and elimination of net operating loss carrybacks, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modification or elimination of many business deductions and credits. Notwithstanding the reduction in the U.S. corporate income tax rate, the overall impact of the Tax Cuts and Jobs Act is uncertain, and Pershing Gold or Americas Silver’s business and financial condition could be adversely affected. The impact of the Tax Cuts and Jobs Act on holders of Americas Silver Common Shares after the Transaction is also uncertain and could be adverse. For example, recent changes in federal income tax law resulting in additional taxes owed by U.S. shareholders related to “controlled foreign corporations” may discourage U.S. investors from owning or acquiring (directly, indirectly or constructively) 10% or greater of outstanding Americas Silver Common Shares, which other shareholders may have viewed as beneficial or may otherwise negatively impact the trading price of Americas Silver Common Shares. Pershing Gold and Americas Silver are unable to predict what U.S. federal tax law may be proposed or enacted in the future or what effect such changes would have on Pershing Gold or Americas Silver’s business, but such changes, to the extent they are brought into tax legislation, regulations, policies or practices, could affect Americas Silver’s effective tax rates in the future where it has operations and have an adverse effect on its overall tax rate in the future, along with increasing the complexity, burden and cost of tax compliance. Pershing Gold Stockholders are urged to consult with their legal and tax advisors with respect to this legislation and the potential tax consequences of investing in or holding Americas Silver Common Shares.
If Americas Silver is, or becomes, a “passive foreign investment company,” adverse U.S. federal income tax consequences may result for U.S. shareholders of Americas Silver
U.S. holders of Americas Silver Common Shares or Americas Silver Preferred Shares should be aware that Americas Silver believes it was not classified as a passive foreign investment company (“PFIC”) for its tax year ended December 31, 2017, and based on current business plans and financial expectations, Americas Silver expects that it will not be a PFIC for the current tax year. Americas Silver has not made any determination as to its PFIC status for future tax years. PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question, and is determined annually. Consequently, there can be no assurance that Americas Silver will not become a PFIC for any tax year during which U.S. holders own Americas Silver shares.
If Americas Silver is a PFIC for any year during a U.S. holder’s holding period, then such U.S. holder generally will be required to treat any gain realized upon a disposition of Americas Silver Common Shares or Americas Silver Preferred Shares, or any “excess distribution” received on its Americas Silver Common Shares, as ordinary income, and to pay an interest charge on a portion of such gain or distribution, unless the U.S. holder makes a timely and effective “qualified electing fund” election (“QEF Election”) or a “mark-to-market” election with respect to its Americas Silver Common Shares or Americas Silver Preferred

Shares. A U.S. holder who makes a QEF Election generally must report on a current basis its share of Americas Silver’s net capital gain and ordinary earnings for any year in which Americas Silver is a PFIC, whether or not Americas Silver distributes any amounts to its shareholders. However, U.S. holders should be aware that there can be no assurance that Americas Silver will satisfy the record keeping requirements that apply to a QEF, or that Americas Silver will supply U.S. holders with information that such U.S. holders require to report under the QEF Election rules, in the event that Americas Silver is a PFIC and a U.S. holder wishes to make a QEF Election. Thus, U.S. holders may not be able to make a QEF Election with respect to their Americas Silver Common Shares or Americas Silver Preferred Shares. A U.S. holder who makes a mark-to-market election generally must include as ordinary income each year the excess of the fair market value of the Americas Silver Common Shares or Americas Silver Preferred Shares over the taxpayer’s basis therein. This risk factor is qualified in its entirety by the discussion below under the heading “Proposal One — The Transaction — Material U.S. Federal Income Tax Considerations” at page 97. Each U.S. holder should consult its own tax advisors regarding the PFIC rules and the U.S. federal income tax consequences of the Transaction and the acquisition, ownership, and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares.
The Transaction is expected to result in an ownership change for Pershing Gold under Section 382 of the Code, potentially limiting the use of Pershing Gold’s net operating loss carryforwards and certain other tax attributes in future years. In addition, Pershing Gold’s ability to use its net operating loss carryforwards may be further limited if taxable income does not reach sufficient levels.
As of December 31, 2017, Pershing Gold had approximately $75.7 million of net operating loss (“NOL”) carryforwards available to reduce U.S. federal taxable income in future years. Under Section 382 of the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income and taxes may be limited. In general, an “ownership change” occurs if there is a cumulative change in ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period.
The Transaction is expected to result in an ownership change under Section 382 of the Code for Pershing Gold, potentially limiting the use of Pershing Gold’s NOL carryforwards in future taxable years for U.S. federal income tax purposes. These limitations may affect the timing of when these NOL carryforwards can be used which, in turn, may impact the timing of when cash is used to pay the taxes of Pershing Gold and have a negative impact on Pershing Gold’s financial position and results of operations. In addition, Pershing Gold’s ability to use its NOL carryforwards will be dependent on its ability to generate taxable income.
The applicable Canadian and U.S. income tax laws may be changed or interpreted in a manner that is adverse to Americas Silver and its securityholders following completion of the Transaction.
There can be no assurance that the Canada Revenue Agency (the “CRA”), the IRS or other applicable taxing authorities will agree with the Canadian and U.S. federal income tax consequences of the Transaction, as applicable, as set forth in this proxy statement/prospectus. Furthermore, there can be no assurance that applicable Canadian and U.S. income tax laws, regulations or tax treaties will not be changed or interpreted in a manner, or that applicable taxing authorities will not take administrative positions, that is adverse to Americas Silver and its securityholders following completion of the Transaction. Such taxation authorities may also disagree with how Americas Silver or Pershing Gold calculate or have in the past calculated their income for income tax purposes. Any such events could adversely affect Americas Silver, its share price or the dividends or other payments to be paid to Americas Silver’s securityholders following completion of the Transaction.
The issuance of a significant number of Americas Silver Common Shares and resulting “market overhang” could adversely affect the market price of Americas Silver Common Shares after completion of the Transaction.
On completion of the Transaction, a significant number of additional Americas Silver Common Shares will be available for trading in the public market. The increase in the number of Americas Silver Common Shares may lead to sales of such Americas Silver Common Shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, Americas

Silver Common Shares. The potential that an Americas Silver Common Shareholder may sell its Americas Silver Common Shares in the public market (commonly referred to as “market overhang”), as well as any actual sales of Americas Silver Common Shares in the public market, could adversely affect the market price of the Americas Silver Common Shares.
Additional Risks Related to Americas Silver and Pershing Gold
You should read and consider the other risk factors specific to Americas Silver’s business that will also affect Americas Silver after the consummation of the Transaction described in Americas Silver Form 40-F Annual Report for the year ended December 31, 2017 filed with the SEC on March 5, 2018 and other documents that have been filed by Americas Silver with the SEC and which are incorporated by reference into this proxy statement/prospectus.
You should read and consider the other risk factors specific to Pershing Gold’s business that will also affect Americas Silver after the consummation of the Transaction, described in Part I, Item 1A of Pershing Gold’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 28, 2018, and other documents that have been filed by Pershing Gold with the SEC and which are incorporated by reference into this proxy statement/prospectus.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement/prospectus and the documents to which Pershing Gold and Americas Silver refer herein contain forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction, or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual results could differ materially from those contained in such statements. Such forward-looking statements include but are not limited to statements and information regarding:
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the calculations, projections, estimates and prospective valuation techniques (including, but not limited to, net asset value calculations) used by Canaccord for its fairness opinion;

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the expectation that the Transaction will be completed;

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the expected benefits and synergies of the Transaction;

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the expected financial condition, results of operations, earnings outlook and prospects of Americas Silver, Pershing Gold and Americas Silver following completion of the Transaction; and

•
the prospective information regarding the properties of Americas Silver and Pershing Gold.

Factors that could cause or contribute to differences to the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the failure to obtain Pershing Gold Stockholder approval, the failure to obtain the requisite Americas Silver Shareholder approvals, or the failure to satisfy any of the other closing conditions, the failure to obtain the necessary regulatory approvals on conditions permissible under the Merger Agreement; risks related to disruption of management’s attention from Pershing Gold’s or Americas Silver’s ongoing business operations due to the Transaction; Pershing Gold’s and Americas Silver’s ability to maintain compliance with the listing requirements of, and thereby maintain the listing of the Pershing Gold Common Stock or Americas Silver Common Shares, as applicable, on, the NYSE American, NASDAQ or the TSX, as applicable; and the other concerns identified in the Risk Factors above.
Although Pershing Gold and Americas Silver believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The underlying expected actions or Pershing Gold’s or Americas Silver’s results of operations involve risks and uncertainties, many of which are outside of either company’s control, and any one of which, or a combination of which, could materially affect Pershing Gold’s and Americas Silver’s results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements speak only as of the date on which the statements were made and neither Pershing Gold nor Americas Silver undertakes any obligation to update or revise any forward-looking statements made in this proxy statement/prospectus or elsewhere as a result of new information, future events, or otherwise, except as required by law.
In addition to other factors and matters contained or incorporated in this document, Pershing Gold believes the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:
•
the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement and the possibility that Pershing Gold could be required to pay a fee to Americas Silver in connection therewith;

•
risks that the regulatory approvals required to complete the Transaction will not be obtained in a timely manner, if at all;

•
the inability to complete the Transaction due to the failure to obtain Pershing Gold Stockholder approval of the Transaction, the failure to obtain the requisite Americas Silver Shareholder approvals, or failure to satisfy any other conditions to the completion of the Transaction;

•
business uncertainty and contractual restrictions during the pendency of the Transaction;

•
adverse outcomes of pending or threatened litigation or governmental investigations;

•
the failure of the Transaction to close for any other reason;

•
the amount of the costs, fees, expenses and charges related to the Transaction;

•
diversion of management’s attention from ongoing business concerns;

•
risks that the proposed Transaction disrupts current plans and operations;

•
the possible adverse effect on Pershing Gold’s and Americas Silver’s business and the prices of the Pershing Gold Common Stock and Americas Silver Common Shares if the Transaction is not completed in a timely fashion or at all;

•
risks that Americas Silver following completion of the Transaction may be unable to successfully integrate Pershing Gold’s business and personnel with Americas Silver’s business and personnel;

•
risks that the expected benefits of the Transaction may not be realized; and

•
other risk factors relating to the businesses of each of Pershing Gold and Americas Silver, as detailed from time to time in each of Pershing Gold’s and Americas Silver’s reports filed with the SEC and the applicable Canadian securities regulatory authorities.

Many of the factors that will determine Pershing Gold’s and Americas Silver’s future results are beyond Pershing Gold’s and Americas Silver’s ability to control or predict. Pershing Gold and Americas Silver cannot guarantee any future results, levels of activity, performance, or achievements. In light of the significant uncertainties inherent in the forward-looking statements, readers should not place undue reliance on forward-looking statements.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in this proxy statement/prospectus, as well as in Pershing Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in Americas Silver Form 40-F Annual Report for the year ended December 31, 2017. See “Where You Can Find More Information” beginning on page 186. These important factors also include those set forth under the section entitled “Risk Factors,” beginning on page 35.
Readers are cautioned that any forward-looking statement speaks only as of the date of this proxy statement/prospectus, and it should not be assumed that the statements remain accurate as of any future date. Neither Americas Silver nor Pershing Gold undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law. Pershing Gold and Americas Silver caution further that, as it is not possible to predict or identify all relevant factors that may impact forward-looking statements, the foregoing list should not be considered a complete statement of all potential risks and uncertainties.
Readers should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent forward-looking statements that may be issued by Pershing Gold or Americas Silver or persons acting on behalf of either party.

CAUTIONARY NOTES TO UNITED STATES INVESTORS CONCERNING MINERAL
RESERVE AND RESOURCE ESTIMATES
This proxy statement/prospectus incorporates by reference documents that have been prepared by Americas Silver which have been prepared in accordance with the requirements of Canadian provincial securities laws, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all reserve and resource estimates included or incorporated by reference in this proxy statement/prospectus have been prepared in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) — CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended. NI 43-101 is an instrument developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with NI 43-101 and CIM standards. These definitions differ from the definitions in the SEC Industry Guide 7 under the Securities Act.
This proxy statement/prospectus incorporates by reference disclosure regarding estimates of “mineralized material” of Pershing Gold. “Mineralized material” as included or incorporated by reference in this proxy statement/prospectus, although permissible under the SEC Industry Guide 7, does not indicate “reserves” by SEC standards. Stockholders are cautioned not to assume that all or any part of the mineralized material will be confirmed or converted into SEC Industry Guide 7 compliant reserves or that mineralized material can be economically or legally extracted. Mineralized material is substantially equivalent to measured and indicated mineral resources as disclosed for reporting purposes under NI 43-101, except that the SEC only permits issuers to report “mineralized material” in tonnage and average grade without reference to contained ounces.
Under United States standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under SEC Industry Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.
In addition, the terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that all or any part of mineral deposits in these categories will ever be converted into reserves. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.
Accordingly, information contained in this proxy statement/prospectus and the documents incorporated by reference herein contain descriptions of mineral deposits that may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder.

THE SPECIAL MEETING OF PERSHING GOLD STOCKHOLDERS
This section contains information about the Special Meeting of Pershing Gold Stockholders that has been called to (i) approve the Transaction, (ii) approve, on an advisory (non-binding) basis as required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act, certain “golden parachute” compensation that may become payable to Pershing Gold’s named executive officers in connection with the Transaction, (iii) approve the adjournment of the Special Meeting for the solicitation of additional proxies in the event there are insufficient votes present, in person or represented by proxy, at the time of the Special Meeting to approve the Transaction, and (iv) consider any other business properly before the Special Meeting. This proxy statement/prospectus is being furnished to Pershing Gold Stockholders in connection with the solicitation of proxies by the Pershing Gold board of directors to be used at the Special Meeting. Pershing Gold is first mailing this proxy statement/prospectus and enclosed proxy card on or about December 3, 2018.
Date, Time and Place
The Special Meeting will be held at the offices of Davis Graham & Stubbs, LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 on January 9, 2019 at 9:30 am Mountain Time (unless it is adjourned or postponed to a later date).
Purpose of Special Meeting
The purpose of the Special Meeting is for Pershing Gold Stockholders to: (i) consider and vote upon approval of the Transaction, (ii) consider and vote upon, on an advisory (non-binding) basis, a proposal to approve “golden parachute” compensation that may become payable to the named executive officers of Pershing Gold in connection with the Transaction, (iii) approve the adjournment proposal, and (iv) to transact such other business as may properly come before the Special Meeting (and any adjournment or postponement thereof), including consideration of any procedural matters incident to the conduct of the Special Meeting.
Recommendation of the Pershing Gold Board of Directors
After careful consideration, including separate deliberation by the independent directors of the board of directors, the Pershing Gold board of directors unanimously (1) determined that the Merger Agreement and the Transaction are advisable and in the best interests of Pershing Gold and the Pershing Gold Stockholders, (2) approved the Transaction, and (3) resolved to recommend approval of the Transaction to the Pershing Gold Stockholders. The Pershing Gold board of directors recommends that the Pershing Gold Common Stockholders and holder of Series E Preferred Stock vote “FOR” the approval of the Transaction, “FOR” the approval of named executive officer compensation, and “FOR” the adjournment of the Pershing Gold Special Meeting, if necessary or appropriate to solicit additional proxies if there are not sufficient votes to approve the Transaction at the time of the Pershing Gold Special Meeting. For a discussion of the material factors considered by the Pershing Gold board of directors in reaching its conclusions, see “Proposal One — The Transaction — Recommendations of the Pershing Gold Board of Directors; Pershing Gold’s Reasons for the Transaction” beginning on page 69.
Pershing Gold Stockholders should carefully read this proxy statement/prospectus in its entirety for more detailed information concerning the Transaction. In addition, Pershing Gold Stockholders are directed to the Merger Agreement, which is included as Annex A in this proxy statement/prospectus.
Pershing Gold Record Date; Shares Entitled to Vote
The record date for the Special Meeting is November 26, 2018. Only Pershing Gold Stockholders of record at the close of business on November 26, 2018 will be entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.
As of the close of business on the record date of November 26, 2018, there were 33,676,921 shares of Pershing Gold Common Stock outstanding and 8,496 shares of Series E Preferred Stock outstanding, convertible on that date into 3,163,050 shares of Pershing Gold Common Stock at a ratio of one share of Series E Preferred Stock into approximately 353.571 shares of Pershing Gold Common Stock, for a total of 36,839,971 shares eligible to vote.

Each share of Pershing Gold Common Stock outstanding on the record date is entitled to one vote on each matter. Each share of Series E Preferred Stock that is outstanding on the record date is entitled to vote the number of shares of Pershing Gold Common Stock into which a share of Series E Preferred Stock is convertible, as if converted (on an aggregate basis) on the record date.
A complete list of Pershing Gold Stockholders entitled to vote at the Special Meeting will be available for inspection at the principal place of business of Pershing Gold during regular business hours for a period of no less than 10 calendar days before the Special Meeting and at the place of the Special Meeting during the Special Meeting.
Stock Ownership by and Voting Rights of Pershing Gold’s Directors and Executive Officers
When considering the recommendation of Pershing Gold’s board of directors, you should be aware that certain of Pershing Gold’s executive officers and directors have interests in the Transaction other than their interests as Pershing Gold Stockholders generally, as well as pursuant to individual agreements with certain officers and directors. These interests are different from your interests as a Pershing Gold Stockholder; however, the members of Pershing Gold’s board of directors have taken these additional interests into consideration.
A “change in control” for purposes of the individual employment or severance compensation agreements to which certain of Pershing Gold executive officers are party, as discussed in greater detail below, will be deemed to occur upon the consummation of the Transaction which may entitle such executive officers to, among other things, severance payments.
Each of Pershing Gold’s directors and officers own Pershing Gold RSUs representing a right to receive Pershing Gold Common Stock upon the occurrence of certain events, including a change of control. At the Effective Time, each outstanding Pershing Gold RSU, whether vested or unvested, will automatically be cancelled and converted into the right to receive Americas Silver Common Shares at the Common Stock Exchange Ratio.
Certain of our directors and officers own Pershing Gold Options. Pursuant to the terms of the Pershing Gold equity incentive plans under which they were granted, and in accordance with the Merger Agreement, each stock option, whether vested or unvested, will be cancelled and converted into the right to receive (without interest), the Americas Silver Common Shares at the Common Stock Exchange Ratio in respect of each share of Pershing Gold Common Stock which would have been issued upon the net exercise of the option. Any Pershing Gold Option that has an exercise price per share that is greater than or equal to the fair market value on the closing date shall be cancelled at the Effective Time for no consideration or payment. Based on the closing price of Pershing Gold Common Stock on NASDAQ of  $0.94 on November 26, 2018 it is not expected that holders of Pershing Gold Options will receive any Americas Silver Common Shares.
Mr. Alfers owns 100 shares of Series E Preferred Stock, convertible into 35,358 shares of Pershing Gold Common Stock at the current conversion price. In the event the Transaction does not close, under certain circumstances Pershing Gold may convert the principal outstanding under the Pershing Gold Debenture into Pershing Gold Common Stock. If the conversion price is less than $2.80, this will trigger an anti-dilution mechanism in the Series E Preferred Stock and the conversion price of the Series E Preferred Stock will be reduced, resulting in Mr. Alfers (and all holders of the Series E Preferred Stock) having the right to convert his Series E Preferred Stock into a greater number of shares of Pershing Gold Common Stock. If the Transaction is completed, the Series E Preferred Stock will be converted into Americas Silver Common Shares or Americas Silver Preferred Shares, at the election of the holders, and there will be no change to the conversion price of the Series E Preferred Stock. For more information about the Pershing Gold Debenture, see “Pershing Gold Debenture” at page 142 of this proxy statement/prospectus.
At the close of business on the record date for the Special Meeting, Pershing Gold’s directors and executive officers and their affiliates beneficially owned 2,017,376 shares of Pershing Gold Common Stock and had the right to vote 1,107,457 shares of Pershing Gold voting stock at the Special Meeting, which represents approximately 3.0% of the Pershing Gold voting stock entitled to vote at the Special Meeting. Pursuant to individual Pershing Gold D&O Support Agreements, the directors and executive officers of Pershing Gold will be obligated to Americas Silver to vote their shares “FOR” the approval of the

Transaction. It is expected that Pershing Gold’s non-director executive officers will vote their shares “FOR” the approval of the Transaction and “FOR” the adjournment of the Pershing Gold Special Meeting, if necessary or appropriate to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Pershing Gold Special Meeting.
Quorum
The presence at the Special Meeting, in person or by proxy, of the holders of a majority (over 50%) of the shares of Pershing Gold’s capital stock outstanding, including all Pershing Gold Common Stock and Series E Preferred Stock voting on an as-converted basis, as of the record date for determination of Pershing Gold Stockholders entitled to vote at the Special Meeting, will constitute a quorum. There must be a quorum for any action to be taken at the Special Meeting (other than an adjournment or postponement of the Special Meeting). If you properly submit a proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.
Under NASDAQ rules, a broker or bank with uninstructed shares may generally vote as the broker or bank determines in its discretion on behalf of the beneficial owner on routine matters, but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” Under NASDAQ rules, Proposal One, Proposal Two, and Proposal Three involve non-routine matters, and without your instruction, your broker cannot vote your shares on these matters. Accordingly, broker non-votes are expected. If you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” Proposal One.
Required Vote
The proposal for the approval of the Transaction will be approved if it receives (i) the approval of the majority of the voting power of holders of Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting together as a single class, and (ii) the approval of at least 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class. If you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the approval of this proposal.
As required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act, Pershing Gold is providing the Pershing Gold Stockholders with the opportunity to cast an advisory (non-binding) vote on the “golden parachute” compensation that may become payable to its named executive officers in connection with the completion of the Transaction. The approval of the proposal to approve, on an advisory (non-binding) basis, this “golden parachute” compensation requires the affirmative vote of a majority of the combined voting power of the Pershing Gold Common Stock and Series E Preferred Stock (on an as-converted basis) cast on this proposal, voting as a single class. If you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will not affect the advisory vote on this “golden parachute” compensation. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and, therefore, will have no effect on the outcome of the vote.
The approval of the proposal to adjourn the Special Meeting (if necessary or appropriate) to solicit additional proxies requires the affirmative vote of a majority of the combined voting power of the Pershing Gold Common Stock and Series E Preferred Stock (on an as-converted basis) cast on this proposal, voting as a single class. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and, therefore, will have no effect on the outcome of the vote.
Whether or not you plan to attend the Special Meeting in person, please complete, sign, date and return promptly the enclosed proxy card or follow the related Internet voting instructions. If you hold shares through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee.
Attending the Special Meeting
All Pershing Gold Stockholders as of the record date for the Special Meeting, or their duly appointed proxies, may attend the Special Meeting. If you are not a Pershing Gold Stockholder of record but hold shares through a broker, bank or other holder of record (i.e., in street name) and wish to attend the Special

Meeting, you will need to provide proof of beneficial ownership on the record date for the Special Meeting, such as your most recent account statement as of the record date for the Special Meeting, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 9:00 am, Mountain time. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.
Voting of Proxies by Holders of Record
If your shares are registered directly in your name with Pershing Gold’s transfer agent, Computershare Investor Services, Inc., you are considered, with respect to those shares, to be the Pershing Gold Stockholder of record, and Pershing Gold has sent the proxy statement/prospectus directly to you. As the Pershing Gold Stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the Special Meeting. You may vote by proxy by filling out the proxy card included with the materials, by voting online or by calling the number found on the proxy card.
If you are a Pershing Gold Stockholder of record, you may vote by proxy using the enclosed proxy card, by Internet by visiting the website that appears on the proxy card, by telephone by calling the number that appears on the proxy card, or in person at the Special Meeting. To ensure that your vote is counted, even if you plan to attend the Special Meeting, Pershing Gold recommends that you submit your proxy prior to the Special Meeting as described below so that your vote will be counted if you later decide not to attend the Special Meeting.
To vote your shares of Pershing Gold Common Stock or Series E Preferred Stock by using the enclosed proxy card, please fill out the proxy card included with the materials, or call the toll-free number or visit the website found on the proxy card.
Stockholders Sharing an Address
The bank, broker or other nominee for any Pershing Gold Stockholder who is a beneficial owner, but not the record holder, of the Pershing Gold’s shares may deliver only one copy of the proxy statement/prospectus to multiple Pershing Gold Stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the Pershing Gold Stockholders. Pershing Gold will deliver promptly, upon written or oral request, a separate copy of the proxy statement/prospectus to a Pershing Gold Stockholder at a shared address to which a single copy of the document was delivered. Stockholders who wish to receive a separate copy of the proxy statement/prospectus now, or proxy statements in the future, should write to: Pershing Gold Corporation, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, Colorado 80401, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the proxy statement/prospectus and wish to receive a single copy of proxy statements in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all Pershing Gold Stockholders at the shared address in the future.
Revocability of Proxy; Changing Your Vote
Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Special Meeting.
If you are a Pershing Gold Stockholder of record, you can do this by (1) delivering a written notice of your revocation to Pershing Gold’s Corporate Secretary at our principal executive office located at 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, CO 80401; (2) executing and delivering a later dated proxy card; or (3) by the Internet or telephone by following the voting instructions provided in the Notice of Special Meeting of Stockholders. In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.
If you hold your Pershing Gold shares in “street name” through a broker, bank or other nominee, you must follow the directions you receive from your broker, bank or other nominee in order to revoke or change your vote.

Adjournments and Postponements
Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting of the time, date and place of the adjourned Special Meeting. For the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there is an insufficient number of votes at the time of such adjournment to approve the Transaction, you may vote FOR, AGAINST or ABSTAIN. Abstentions and broker non-votes will count for the purpose of determining whether a quorum is present at the Special Meeting. However, broker non-votes and abstentions will not count as shares entitled to vote on the adjournment proposal. As a result, abstentions and broker non-votes will not have any effect on the vote to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the Transaction. Any signed proxies received by Pershing Gold for which no voting instructions are provided on such matter will be voted “FOR” the adjournment proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow Pershing Gold Stockholders who have already sent in their proxies to revoke them at any time prior to the Special Meeting as adjourned. See “Proposal Three — Approval of the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies” on page 145.
At any time prior to convening the Special Meeting, the Special Meeting may be postponed for any reason without the approval of the Pershing Gold Stockholders. If postponed, Pershing Gold will publicly announce the new Special Meeting date. Although it is not currently expected, Pershing Gold may postpone the Special Meeting for the purpose of soliciting additional proxies if Pershing Gold concludes that by the date of the Special Meeting it is reasonably likely that Pershing Gold will not have received sufficient proxies to constitute a quorum or sufficient votes for approval of the Transaction. Similar to adjournments, any postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Pershing Gold Stockholders who have already sent in their proxies to revoke them at any time prior to the Special Meeting, as postponed.
Shares Held in Street Name
If your Pershing Gold shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by the holder of record together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the Special Meeting.
If you are a beneficial owner of Pershing Gold shares registered in the name of your broker, bank, or other agent, you should have received from that organization, rather than from Pershing Gold, a voting instruction card with these proxy materials. You may vote by submitting voting instructions to your broker, bank or other holder of record. For directions on how to vote, please refer to the voting instruction card provided by your broker, bank or other holder of record.
You may vote in person at the Special Meeting only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, Pershing Gold recommends that you submit your voting instructions to the record holder prior to the Special Meeting as described above so that your vote will be counted if you later decide not to attend the Special Meeting.
Solicitation of Proxies
The cost of this proxy solicitation will be borne by Pershing Gold. In addition to solicitation by mail, Pershing Gold’s officers, directors and employees may solicit proxies by telephone, email, or in person. Pershing Gold will also request banks and brokers to solicit their customers who have a beneficial interest in Pershing Gold Common Stock registered in the names of nominees, and it may reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing.
Stockholders should not send stock certificates with their proxies. If approved, a letter of transmittal and instructions for the surrender of Pershing Gold Common Stock certificates will be mailed to Pershing Gold Stockholders shortly after the completion of the Transaction.

PROPOSAL ONE — THE TRANSACTION
The following is a discussion of the proposed Transaction and the Merger Agreement. This is a summary only and may not contain all of the information that is important to a reader. This summary is subject to, and qualified in its entirety by reference to the Merger Agreement a copy of which is attached to this proxy statement/prospectus as Annex A. Pershing Gold Stockholders are urged to read this entire proxy statement/prospectus carefully, including the Merger Agreement, for a more complete understanding of the Transaction.
The Pershing Gold board of directors unanimously recommends that you vote “FOR” the approval of the Transaction.
Effects of the Transaction
In order to effect the acquisition of Pershing Gold by Americas Silver, Merger Sub will merge with and into Pershing Gold in accordance with the plan of merger set forth in the Merger Agreement. Pershing Gold will be the surviving corporation in the Merger and will become a wholly-owned subsidiary of Americas Silver.
Transaction Consideration
Pursuant to the Merger Agreement, at the Effective Time:
(a)
each issued and outstanding share of Pershing Gold Common Stock will be cancelled and extinguished and automatically converted into the right to receive 0.715 of an Americas Silver Common Share, which is the Common Stock Exchange Ratio; and

(b)
holders of Series E Preferred Stock will be given the option to

(i)
convert their shares of Series E Preferred Stock into Pershing Gold Common Stock immediately before the closing and exchange those shares of Pershing Gold Common Stock for Americas Silver Common Shares at the Common Stock Exchange Ratio, or

(ii)
exchange their Series E Preferred Stock for Americas Silver Preferred Shares at a ratio of 461.440 Americas Silver Preferred Shares for each share of Series E Preferred Stock, which is the Preferred Stock Exchange Ratio, provided that holders of Series E Preferred Stock who have properly and validly exercised and perfected their right to dissent will not have their shares of Series E Preferred Stock so converted or exchanged, but rather, will be entitled to have their shares of Series E Preferred Stock purchased for cash at the fair value of such shares determined in accordance with Sections 92A.460 through 92A.500 of the NRS.

If a holder of Series E Preferred Stock does not make an election in their letter of transmittal, such holder of Series E Preferred Stock will be deemed to have elected to receive Americas Silver Common Shares.
Americas Silver Preferred Shares
Under the current Americas Silver’s Articles, there are no preferred shares authorized for issuance. In order to finance the portion of the Transaction Consideration payable to Series E Preferred Stockholders who elect to receive Americas Silver Preferred Shares in connection with the Transaction, Americas Silver intends, subject to the requisite approval by the shareholders of Americas Silver, to amend the Americas Silver Articles to create a new class of non-voting convertible preferred shares, being the Americas Silver Preferred Shares. Americas Silver may issue up to 4,128,042 Americas Silver Preferred Shares in connection with the Transaction. Under the proposed terms of the Americas Silver Preferred Shares, each Americas Silver Preferred Share is convertible at the holder’s option, without the payment of any additional consideration by the holder thereof, initially into one (1) Americas Silver Common Share based on the initial conversion ratio (the “Initial Conversion Ratio”), subject to adjustment. The Americas Silver Preferred Shares will be automatically converted into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof, upon the occurrence of the Automatic Conversion Event (as hereinafter defined).

The Americas Silver Preferred Shares are expected to include the following attributes. The following is a summary and is not intended to be complete and is qualified in its entirety by the full text of the Americas Silver Preferred Share Terms set out as Annex F to this proxy statement/prospectus:
(a)
Conversion at the option of the holder — the Americas Silver Preferred Shares are convertible in whole or in part by a holder at the then applicable Conversion Ratio (hereinafter defined), without the payment of any additional consideration by the holder thereof, by tendering to Americas Silver the requisite notice of conversion.

(b)
Conversion Ratio — the Conversion Ratio represents the number of Americas Silver Common Shares which shall be issued to the holder of the relevant Americas Silver Preferred Shares in respect of each Preferred Share upon exercise of the conversion right (the “Conversion Ratio”). The Conversion Ratio in effect on the date of issuance of the Americas Silver Preferred Shares (the “Issue Date”) shall be the Initial Conversion Ratio.

(c)
Automatic conversion — Americas Silver Preferred Shares shall automatically be converted into Americas Silver Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof, upon the occurrence of the Automatic Conversion Event. The automatic conversion of Americas Silver Preferred Shares into Americas Silver Common Shares pursuant to an Automatic Conversion Event shall be deemed made immediately prior to (and conditioned upon) the occurrence of the Automatic Conversion Event, and the person(s) entitled to receive the Americas Silver Common Shares issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Americas Silver Common Shares on such date.

(d)
Voting rights — Subject to the CBCA, the holders of the Americas Silver Preferred Shares shall not be entitled to receive notice of or to attend any meeting of the Americas Silver Shareholders or to vote at any such meeting.

(e)
Dividends — Americas Silver shall not declare, pay or set aside any dividends on the Americas Silver Common Shares or any class or series of shares convertible into Americas Silver Common Shares (other than dividends on Americas Silver Common Shares payable in Americas Silver Common Shares) unless the holders of the Americas Silver Preferred Shares then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding Americas Silver Preferred Share in an amount at least equal to the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Americas Silver Common Shares.

(f)
Beneficial Ownership Limitation — Americas Silver shall not affect any conversion of Americas Silver Preferred Shares at the option of the holder, and a holder of Americas Silver Preferred Shares shall not have the right to convert any portion of Americas Silver Preferred Shares held by such holder, to the extent that, after giving effect to the conversion set forth on the applicable notice of conversion, such holder (together with such holder’s Affiliates, and any persons acting as a group together with such holder or any of such holder’s Affiliates) would beneficially own or control in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this limitation, the number of Americas Silver Common Shares beneficially owned or controlled by such holder and its Affiliates shall include the number of Americas Silver Common Shares issuable upon conversion of the Americas Silver Preferred Shares with respect to which such determination is being made, but shall exclude the number of Americas Silver Common Shares which are issuable upon (i) conversion of the remaining, unconverted Americas Silver Preferred Shares beneficially owned by such holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Americas Silver subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such holder or any of its Affiliates.

(g)
Distribution rights — In the event of the liquidation, dissolution or winding up of Americas Silver, or any return of capital, or any other distribution of assets of Americas Silver among the Americas Silver Shareholders for purposes of winding up its affairs, whether voluntary or involuntary, the Americas Silver Preferred Shares shall rank pari passu with the Americas Silver Common Shares.

(h)
Anti-dilution — In the event the Americas Silver Preferred Shares or the Americas Silver Common Shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an appropriate adjustment shall be made in the rights and conditions attached to the Americas Silver Preferred Shares so as to maintain the relative rights of the holders of such shares, and Americas Silver shall promptly deliver to each holder of record of Americas Silver Preferred Shares a notice setting forth the applicable adjustment.

For the purposes of this section, “Americas Silver Preferred Shares” the following words and phrases shall have the following meanings:
“Affiliate” has the meaning ascribed to it in Rule 405 under the Securities Act.
“Automatic Conversion Event” means the first to occur of:
(a)
there being no holder of Americas Silver Preferred Shares whose Fully Diluted Ownership Percentage equals or exceeds five percent (5%); and

(b)
the consummation of a Change of Control;

“Beneficial Ownership Limitation” shall be 4.99% of the number of Americas Silver Common Shares outstanding immediately after giving effect to the issuance of Americas Silver Common Shares issuable upon conversion of the Americas Silver Preferred Shares held by the applicable holder, provided that a holder of the Americas Silver Preferred Shares may, upon not less than 61 days’ prior written notice, increase or decrease the Beneficial Ownership Limitation applicable to its Americas Silver Preferred Shares.
“Change of Control” means, in relation to Americas Silver:
(a)
a merger, amalgamation, arrangement or other transaction or series of related transactions resulting in the combination of Americas Silver with or into another entity, where the holders of Americas Silver Common Shares immediately prior to any such transaction, directly or indirectly, do not continue to hold more than a 50% voting interest in (i) the continuing or surviving entity immediately following such transaction, or (ii) if the continuing or surviving entity is a wholly-owned subsidiary of another person immediately following such transaction, the controlling person of such continuing or surviving entity;

(b)
the sale, lease, license, transfer or other disposition of all or substantially all of Americas Silver assets (other than to an affiliate of Americas Silver); or

(c)
a transaction, or series of related transactions, as a result of which any person or group of affiliated persons becomes the beneficial owner, directly or indirectly, of securities of Americas Silver representing at least 50% of the total voting power represented by Americas Silver’s then outstanding voting securities.

“Fully Diluted Ownership Percentage” means, with respect to any holder of Americas Silver Preferred Shares, as of any date of determination, an amount, expressed as a percentage, equal to the sum of  (A) the number of Americas Silver Common Shares such holder would be entitled to receive if all of such holder’s Americas Silver Preferred Shares were converted into Americas Silver Common Shares on such date at the Conversion Ratio and (B) the number of Americas Silver Common Shares held by such holder on such date divided by the sum of  (A) the aggregate number of Americas Silver Common Shares issuable upon conversion into Americas Silver Common Shares of all Americas Silver Preferred Shares outstanding on such date and (B) the aggregate number of Americas Silver Common Shares outstanding on such date.
The Americas Silver Preferred Shares will not be listed on any exchange but will be freely transferable at the option of a holder (subject only to applicable securities laws limitations). The holders of the Americas Silver Preferred Shares shall not have the right to vote at any meeting of shareholders except as otherwise required by the CBCA, by law or as may be required by an order of a court of competent jurisdiction.
The Transaction cannot be completed unless the Americas Silver Shareholders approve by special resolution the amendment to Americas Silver Articles to create the Americas Silver Preferred Shares at a special meeting of the Americas Silver Shareholders.

Background of the Transaction
The Merger Agreement is the result of arm’s length negotiations between representatives of Americas Silver and Pershing Gold and their respective legal and financial advisors. The following is a summary description of the background, including meetings and deliberations, leading up to the announcement of the Transaction, as well as a summary of the alternatives to the Transaction that were considered by the Pershing Gold board of directors.
The Pershing Gold board of directors, including Pershing Gold’s Chief Executive Officer, regularly reviews and considers various strategic alternatives available to Pershing Gold, including, from time to time, whether the continued execution of Pershing Gold’s strategy as a stand-alone company or the possible sale of Pershing Gold to, or a combination of Pershing Gold with, a third party would offer the best avenue to maximize stockholder value.
Likewise, the Americas Silver board of directors and the senior management team of Americas Silver regularly discuss opportunities intended to enhance value for Americas Silver Shareholders. As part of its strategic planning process, Americas Silver’s management regularly considers and evaluates business and strategic opportunities, including reviewing the activities and assets of other mining, development and exploration companies to identify and investigate prospective transactions that could complement Americas Silver’s existing operations, development and operating expertise and capabilities and support its strategic growth plans. In connection with the foregoing, Americas Silver regularly discusses such matters with financial advisors, including Trinity Capital Partners (“Trinity”) to, among other things, review potential acquisition opportunities. Americas Silver verbally engaged Trinity on September 5, 2018 to provide advisory services in respect of the Transaction, and subsequently entered into a formal advisory engagement in respect of the Transaction effective September 28, 2018.
Significant efforts were made by Pershing Gold during the past five years to obtain sufficient financing in order to bring the Relief Canyon project into production. Based on a preliminary feasibility study and subsequent full feasibility study for the Relief Canyon project, Pershing Gold estimated that it would require approximately $35 million in initial capital expenditures and working capital expenses in order to begin production. Since the beginning of 2014, Pershing Gold contacted numerous potential financing sources, and ultimately entered into non-disclosure agreements with approximately 14 counterparties.
Several of these relationships developed into detailed negotiations for potential financing arrangements. For example, in November 2016, Pershing Gold signed a non-binding letter of intent with an institutional investor in the mining industry which contained indicative terms for a $20 million credit facility to be used to advance Relief Canyon to production. As a condition to such borrowing, Pershing Gold would have been required to raise equity financing in an amount not less than the amount drawn. After further negotiations, Pershing Gold and the counterparty decided not to enter into a binding agreement.
During the second half of 2017, Pershing Gold intensified its efforts to obtain financing for the Relief Canyon project, engaging in discussions with multiple counterparties. A variety of potential financing arrangements were considered. For example, one counterparty proposed the forward sale of a specified number of ounces of future production from the Relief Canyon mine together with a perpetual net smelter returns royalty in exchange for initial funding of approximately $17.5 million. A second counterparty proposed a forward sale of a specified number of ounces in exchange for payments to Pershing Gold in the amount of approximately $30.0 million. And another counterparty proposed a senior secured gold loan payable by delivery of ounces from production of the Relief Canyon mine. Although in each case Pershing Gold pursued negotiations with the applicable counterparty, none of those opportunities were viewed as favorable by the Pershing Gold board of directors or management team and did not develop beyond initial negotiations.
In November 2017, Pershing Gold began negotiations with a different financing institution on a proposed financing that would include a cash payment to Pershing Gold of approximately $25.0 million in exchange for the delivery of a specified number of future ounces from the Relief Canyon mine and a perpetual variable gold stream, as well as an additional $7.0 million in convertible secured debt. The proposed counterparty began detailed due diligence on the Relief Canyon mine and the parties continued detailed negotiations through July 2018. Despite these efforts, no definitive agreements were ever finalized or executed.

In May 2018, Pershing Gold received a term sheet from Trinity and a significant independent investor in the mining industry (the “Private Investor”) with a proposal for a substantial equity investment. The proposal initially contemplated that Trinity and the Private Investor would acquire approximately 19.9% of Pershing Gold’s outstanding voting shares, including the possible acquisition of some portion of the outstanding Series E Preferred Stock. In June 2018, Pershing Gold executed a non-binding letter of intent and the Private Investor began detailed due diligence activities. The exclusivity period under the non-binding letter of intent expired on July 16, 2018. Although the parties advanced definitive agreements with respect to this investment during August 2018, no agreements were ever finalized or executed.
Following its acquisition of the Relief Canyon project, and concurrent with its efforts to identify financing for the project, Pershing Gold has spent considerable time soliciting potential parties interested in acquiring Pershing Gold. Since the beginning of 2013, Pershing Gold has had communications with numerous potential acquisition partners, and ultimately entered into non-disclosure agreements with approximately 14 counterparties in order to present detailed information regarding Pershing Gold and the Relief Canyon project. Each of those counterparties reviewed due diligence information regarding Pershing Gold and the Relief Canyon project and many of them visited the Relief Canyon project on one or more occasions. As the Relief Canyon project advanced and key milestones were achieved, many of those counterparties renewed discussions and diligence efforts. In 2013, Pershing Gold entered into negotiations with a large mining company regarding a potential acquisition of Pershing Gold; however, those discussions terminated without a transaction being consummated.
The respective management teams of Americas Silver and Pershing Gold first met one another in September 2017 at the Precious Metals Summit in Beaver Creek, Colorado. Americas Silver’s representatives included its Chairman, its Chief Executive Officer and its Chief Legal Officer and Pershing Gold was represented by its Chief Executive Officer. These discussions resulted in the execution by the parties of a Non-Disclosure and Standstill Agreement on September 28, 2017 (the “Pershing Gold/Americas Silver NDA”) in order to facilitate mutual due diligence and further discussions regarding a possible business combination. Following the execution of the Pershing Gold/Americas Silver NDA, Americas Silver conducted an initial review of certain technical information made available by Pershing Gold. Based on this preliminary analysis, management of Americas Silver concluded that a potential business combination remained an attractive opportunity for strategic growth and asset diversification and should be assessed further. The parties did not significantly advance discussions at that time or come to any agreement regarding the terms of a potential transaction.
In June 2017, a Canadian investment bank (the “Initial Pershing Gold Advisor”) introduced Pershing Gold to a publicly-traded junior mining company (“Company A”). Pershing Gold signed a non-disclosure and standstill agreement with Company A, which immediately began due diligence activities. In late 2017, Company A ceased due diligence activities and terminated consideration of a potential transaction. In July 2018, Company A contacted the Initial Pershing Gold Advisor and re-engaged with Pershing Gold with respect to a potential transaction. The parties signed a new non-disclosure agreement that same month.
In July 2018, Americas Silver’s Chief Executive Officer was contacted by an investment bank regarding Pershing Gold. The investment bank facilitated a discussion in July 2018 between Americas Silver’s Chief Executive Officer and the Significant Stockholder, who is Pershing Gold’s largest stockholder and who was at that time a member of the Pershing Gold board of directors, regarding the recently released Feasibility Study for the Relief Canyon mine and the general prospects for Pershing Gold. Americas Silver renewed its review of Pershing Gold’s data room materials, management for Pershing Gold and Americas Silver had further discussions at this time and Americas Silver undertook further due diligence on the Relief Canyon Project. Americas Silver’s activities continued into August 2018, with Americas Silver conducting additional due diligence and evaluation of Pershing Gold. Multiple due diligence conference calls involving management personnel and external consultants of Pershing Gold and Americas Silver were held in late August 2018. On August 24, 2018, Americas Silver’s Chief Executive Officer and Pershing Gold’s Chief Executive Officer discussed Americas Silver’s due diligence efforts and other matters. No discussion was held regarding the potential terms of a transaction. The Americas Silver board of directors was provided updates by management at meetings held in late August 2018 and early September 2018 at which the Americas Silver board of directors authorized management to pursue the evaluation, and negotiation of a potential transaction with Pershing Gold.

On August 24, 2018, Company A sent to the Initial Pershing Gold Advisor a non-binding letter of intent for the acquisition of Pershing Gold in exchange for common stock of Company A. The Initial Pershing Gold Advisor forwarded the letter of intent to Pershing Gold the same day. The common stock proposed as consideration by Company A implied an “at-market” exchange, with the value of the proposed consideration from Company A approximately the same as the then-trading price of Pershing Gold Common Stock. In addition, Company A proposed to exchange the Series E Preferred Stock of Pershing Gold for an unsecured convertible debenture of Company A, with a two-year maturity and an interest rate of 6.0% per annum. Company A also proposed to lend to Pershing Gold up to $3.0 million following execution of the definitive agreement in order to fund Pershing Gold’s working capital needs.
Over the course of the next several days, further discussions were held among Pershing Gold’s Chief Executive Officer, the Pershing Gold Initial Advisor, the Significant Stockholder (who was still then a member of the Pershing Gold board of directors) and the management and financial advisors of Company A, which resulted in a modestly improved exchange ratio proposal from Company A. The new exchange ratio implied a premium to the then-trading price of the Pershing Gold Common Stock.
On August 28, 2018, the Pershing Gold board of directors, together with its outside legal counsel and the Initial Pershing Gold Advisor (although not yet formally retained), met to consider the proposal from Company A. The Initial Pershing Gold Advisor presented a preliminary evaluation of the transaction. Following discussion, the board authorized Pershing Gold’s senior management to execute a non-binding letter of intent which included a period of exclusivity through September 19, 2018 during which time Pershing Gold agreed to negotiate exclusively with Company A and not solicit any alternative transactions, including financing transactions. On the same date, Pershing Gold executed the non-binding letter of intent with Company A.
Following execution of the non-binding letter of intent, Company A and its advisors initiated more comprehensive due diligence activities.
On August 29, 2018, the Significant Stockholder resigned from the Pershing Gold board of directors, effective immediately.
Also on August 29, 2018, Pershing Gold’s management informed Private Investor, Americas Silver, Trinity, and all other parties with access to the Pershing Gold data room, that Pershing Gold was suspending further discussions regarding any potential transaction.
Numerous conversations were held among Pershing Gold’s management and management for Company A over the course of the first two weeks of September 2018, including discussions regarding due diligence matters, the transition of employees at Relief Canyon and the terms of definitive agreements.
The initial draft of the proposed merger agreement was circulated by legal counsel to Company A during the first week of September and the parties and their respective legal counsel began negotiating the terms of the agreement.
On September 8, 2018, Pershing Gold’s Chief Executive Officer received a telephone call from a representative of Trinity. During that call, the Trinity representative indicated that Americas Silver wished to make a proposal to acquire Pershing Gold and would like to meet to discuss. That same day, Pershing Gold’s Chief Executive Officer advised Trinity it was unable to discuss any proposal from Americas Silver at that time.
On September 10, 2018, the chairman of the Americas Silver board of directors sent an email to Pershing Gold’s Chief Executive Officer to request a meeting to discuss a potential transaction. Pershing Gold’s Chief Executive Officer declined to meet at that time.
A meeting occurred in New York on September 11, 2018 between Americas Silver’s Chief Executive Officer and the Significant Stockholder, who was no longer a member of the Pershing Gold board of directors. This meeting was also attended by a representative of Trinity. During this meeting, Americas Silver and the Significant Stockholder discussed Pershing Gold.
On September 12, 2018, the Initial Pershing Gold Advisor advised Pershing Gold that it was withdrawing from its proposed engagement as the financial advisor to Pershing Gold. Over the course of the next two days, Pershing Gold’s Chief Executive Officer contacted several firms to discuss an engagement to provide advisory services and render a fairness opinion to Pershing Gold in connection with a potential transaction.

Also, on September 12, 2018, the Pershing Gold board of directors and its legal counsel held a meeting to receive an update on the proposed transaction with Company A.
On September 13, 2018, Pershing Gold’s Chief Executive Officer spoke to the chairman of Americas Silver to inform him that he was unable to meet with him to discuss Americas Silver’s proposal.
On September 14, 2018, America’s Silver Chief Executive Officer sent to Pershing Gold’s Chief Executive Officer by e-mail a draft of an unsolicited non-binding letter of intent for the acquisition of Pershing Gold in exchange for shares of Americas Silver. Pershing Gold’s Chief Executive Officer acknowledged receipt of the email but did not otherwise engage in discussions regarding the proposal.
Also on September 14, 2018, the Significant Stockholder and Pershing Gold’s Chief Executive Officer had a telephone call during which the Significant Stockholder noted that he had a meeting earlier that week with Americas Silver.
Following discussions with several different potential financial advisors, Pershing Gold selected Canaccord as its financial advisor on September 18, 2018.
On September 18, 2018, the Pershing Gold board of directors, together with its legal counsel, held a meeting to receive an update on the progress of discussions with Company A. At that meeting, the board also formally approved the engagement of Canaccord as its financial advisor. The board further discussed the unsolicited proposal from Americas Silver and instructed Pershing Gold’s senior management and Canaccord to initiate discussions with Americas Silver upon termination of the exclusivity period with Company A.
The exclusivity period with Company A expired at the end of the day on September 19, 2018. Canaccord contacted Company A on that day and informed them that Pershing Gold was not willing to extend the exclusivity period but remained interested in discussing a potential transaction. Company A informed Canaccord that it would not continue to negotiate without an extension of the exclusivity period.
On September 19, 2018, Pershing Gold executed a mutual non-disclosure agreement with the Significant Stockholder in order to enable them to share information regarding their discussions with Company A as well as Americas Silver.
On the morning of September 20, 2018, representatives of Americas Silver and Pershing Gold, who were already present at the Precious Metals Summit in Beaver Creek, Colorado, met in person to discuss a potential transaction. Later that morning, they were joined by their respective financial advisors. Americas Silver provided Pershing Gold with a presentation which contained indicative terms outlining an all-share premium acquisition by Americas Silver (including all Series E Preferred Stock), which would not be subject to financing or due diligence conditions, along with the terms of a proposed convertible loan to be provided to Pershing Gold in order to provide it with interim period working capital financing to address its near-term working capital requirements, including permit advancements, ongoing property maintenance and corporate requirements. The parties reconvened in the afternoon of September 20, 2018 for further discussions.
On September 21, 2018, several discussions took place among the principals and financial advisors of Americas Silver and Pershing Gold, where further terms were discussed, including those contained in a non-binding letter of intent and indicative term sheet (the “Letter of Intent”), delivered by Americas Silver, which Americas Silver advised it would be willing to immediately execute. Over the course of that day the terms of the Letter of Intent were negotiated by the parties and their respective advisors.
On September 20 and 21, 2018, representatives of Canaccord spoke with representatives of Company A, who advised Canaccord that Company A would not improve their proposal for the acquisition of Pershing Gold. The financial advisors also spoke with two other parties who had previously expressed interest in the Relief Canyon project, but neither of them expressed the ability or meaningful interest in making a proposal to acquire Pershing Gold.
On September 20 and 21, 2018, Pershing Gold’s Chief Executive Officer spoke separately with each of the members of the Pershing Gold board of directors regarding the proposed Letter of Intent and the status of negotiations with Americas Silver. Based on the feedback received from those discussions, and after consultation with Pershing Gold’s legal and financial advisors, Pershing Gold agreed to sign the Letter of Intent and enter into a period of exclusive negotiations. The Letter of Intent, which contained the outline of terms for the Merger Agreement and the convertible loan and an exclusivity period until September 28, 2018, was signed on September 21, 2018. In addition, representatives of Americas Silver had discussions with the Significant Stockholder to discuss the terms of an unconditional voting support agreement in favor of the proposed transaction between Americas Silver and Pershing Gold.
On September 22, 2018, the Pershing Gold board of directors, together with its legal and financial advisors, met to discuss the proposed transaction with Americas Silver. Canaccord updated the board on its discussions with other potential counterparties.
The same day, Pershing Gold intensified its due diligence investigation of Americas Silver and its assets. Pershing Gold engaged several independent mining consultants to evaluate Americas Silver’s assets. Pershing Gold’s legal advisors also commenced a legal due diligence review of Americas Silver.
Between September 21 and 28, 2018, senior executives of both parties and their lawyers convened multiple meetings and phone calls to discuss certain due diligence matters and finalize the terms of the transaction. On September 27, 2018, senior executives of both parties convened in person in Denver. The Merger Agreement and the convertible loan and the issuance of the Pershing Gold Debenture were negotiated, though not finalized. During the week commencing September 24, 2018 those documents and others, such as the Pershing Gold D&O Support Agreements, the voting support agreements between Americas Silver and the directors and certain officers of Pershing Gold (the “Americas Silver D&O Support Agreements”), and the Significant Stockholder Support Agreement, were finalized prior to signing.
During this time, Americas Silver finalized a C$5.5 million short-term secured convertible loan with Trinity and Pierre Lassonde in order to fund the proposed convertible loan to Pershing Gold.
On September 23, 2018, a financial advisor was formally engaged by Americas Silver in order to provide it with a fairness opinion in respect of the consideration to be paid in connection with the proposed Transaction.
The Americas Silver board of directors met on September 28, 2018 to consider the transaction merits and parameters including the acquisition exchange ratio and the proposed terms of the Merger Agreement and the convertible loan. Prior to the final Americas Silver board meeting on that date, final presentation materials concerning the proposed acquisition had been circulated to the individual members of the Americas Silver board of directors. The Americas Silver board of directors also had reference to the proposed forms of the Merger Agreement, the convertible loan to Pershing Gold and the related Pershing Gold Debenture, the loan agreement with Trinity and the related Financing Debenture, the Pershing Gold D&O Support Agreements, the Americas Silver D&O Support Agreements, and the Significant Stockholder Support Agreement, and other related documentation. Having discussed the matters at hand, having regard to the best interests of Americas Silver and the Americas Silver Shareholders, and following the receipt of legal and financial advice, including the oral opinion from Americas Silver’s financial advisor that the proposed transaction was fair, from a financial point of view, to Americas Silver Shareholders, the Americas Silver board of directors unanimously determined that the merger was in the best interests of Americas Silver and determined to unanimously support the entry into the Merger Agreement, Pershing Gold D&O Support Agreements, the Significant Stockholder Support Agreement, the Americas Silver D&O Support Agreements, the making of the convertible loan to Pershing Gold, and the entry into the convertible loan with Trinity and related matters. The exchange ratio was formally agreed to by the parties after market close on September 28, 2018, with the support of the Americas Silver board of directors.
The Pershing Gold board of directors met on September 28, 2018 to consider the transaction merits and parameters including the acquisition exchange ratio and the proposed terms of the Merger Agreement and convertible loan with Pershing Gold. Prior to the board meeting, final presentation materials concerning the proposed Transaction, including a financial presentation from Canaccord, a summary of the legal and technical due diligence investigation completed on behalf of Pershing Gold, and a summary of the proposed agreements, had been circulated to the members of the board. The Pershing Gold board of directors also received drafts of the Merger Agreement, the Pershing Gold Debenture and the Pershing Gold D&O Support Agreements and other related documentation. Following discussion by the Pershing

Gold board of directors, including separate deliberation by the independent directors of the board, and following the receipt of legal and financial advice, including the oral opinion from Canaccord that the Common Stock Consideration to be issued to the holders of Pershing Gold Common Stock under the proposed transaction was fair, from a financial point of view, to the holders of Pershing Gold Common Stock, the Pershing Gold board of directors unanimously determined that the Merger was in the best interests of Pershing Gold and the holders of Pershing Gold Common Stock and determined to unanimously support the entry into the Merger Agreement and the convertible loan to Pershing Gold and to recommend the approval of the Transaction to its stockholders. The exchange ratio was formally agreed to by the parties after market close on September 28, 2018, with the support of the Pershing Gold board of directors.
The Merger Agreement, the convertible loan to Pershing Gold evidenced by the Pershing Gold Debenture, the Pershing Gold D&O Support Agreements, the Significant Stockholder Support Agreement, and the Americas Silver D&O Support Agreement were then executed after the close of markets on September 28, 2018, although certain of the Americas Silver D&O Support Agreements and Pershing Gold D&O Support Agreements were not formally executed until September 29 or 30. In addition, the Significant Stockholder Support Agreement was finalized between Americas Silver and the Significant Stockholder and executed after the close of markets on September 28, 2018. The Merger Agreement, the Pershing Gold D&O Support Agreements, the Americas Silver D&O Support Agreements, the Significant Stockholder Support Agreement and the Pershing Gold Debenture were publicly announced by a joint press release by Americas Silver and Pershing Gold on the evening of Sunday, September 30, 2018, before markets opened on October 1, 2018. Americas Silver and Pershing Gold held a joint conference call and webcast on October 1, 2018 at 8:30 a.m. (Toronto time) to discuss, among other things, the merger.
Recommendations of the Americas Silver Board of Directors; Americas Silver’s Reasons for the Transaction
Americas Silver’s board of directors has unanimously determined that the Merger Agreement and the transactions contemplated thereby are advisable and in the best interests of Americas Silver and the Americas Silver Shareholders.
Factors Considered by the Americas Silver Board of Directors
In reaching its decision to approve the Transaction and its recommendation that Americas Silver Shareholders vote in favor of  (i) a special resolution authorizing the amendment of the Americas Silver Articles to create the Americas Silver Preferred Shares and (ii) an ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, the Americas Silver board of directors considered the positive results of the due diligence review conducted by management and Americas Silver’s financial, technical and legal advisors, as well as the following background and attributes:
•
Diversified portfolio of precious metal assets in the Americas:   The Transaction combines two producing polymetallic mines in Mexico and Idaho that are expected to produce approximately 7.0 million silver equivalent ounces with an attractive shovel-ready, precious metal development project in Nevada with the potential, demonstrated by a feasibility study, to add approximately 91,000 gold ounces annually.

•
Enhanced growth and scale:   Near-term precious metal production growth from Relief Canyon and Zone 120 and ongoing ramp-up at the San Rafael mine is expected to meaningfully improve production and cash flow in 2020 and beyond.

•
Proven management team and board of directors for Americas Silver:   Americas Silver will have a management team and a board of directors with demonstrated experience in financing, acquiring, building and operating open pit and underground mines.

•
Strong financial position:   Upon completion of the Transaction, Americas Silver expects to receive increasing cash flow generation from the San Rafael mine and greater access to capital to fund the development of Relief Canyon.

•
Enhanced capital markets profile:   Upon completion of the Transaction, Americas Silver is expected to appeal to a broader institutional shareholder base, increase research coverage, and improve share trading liquidity.

•
Compelling value proposition:   Americas Silver’s board of directors and management believe that, upon completion of the Transaction, Americas Silver will have a leading leverage profile among junior precious metal equities and attractive relative valuation to support a potential future re-valuation.

•
Receipt of expert advice and fairness opinion.   The Americas Silver board of directors retained and received advice from experienced and qualified financial and legal advisors to assist in evaluating, negotiating and recommending the terms of the Transaction and the Merger Agreement. In addition, Americas Silver’s financial advisor has provided a fairness opinion to the Americas Silver board of directors to the effect that, as of September 28, 2018, and subject to the assumptions, limitations and qualifications set out in the fairness opinion delivered to the Americas Silver board of directors, the Transaction is fair, from a financial point of view, to Americas Silver Shareholders.

•
Alternatives to the Transaction.   Prior to entering into the Merger Agreement, Americas Silver regularly evaluated business and strategic opportunities with the objective of maximizing shareholder value in a manner consistent with the best interests of the corporation. The Americas Silver board of directors, with the assistance of financial and legal advisors, assessed the alternatives reasonably available to Americas Silver and determined that the Transaction represents the best current prospect for maximizing shareholder value.

•
Current conditions of the parties were considered.   The respective financial condition, results of operations, businesses, plans and prospects of Americas Silver and Pershing Gold and current industry, economic, market and regulatory conditions were considered.

•
Likelihood of the Transaction being completed.   The likelihood of the Transaction being completed is considered by the Americas Silver board of directors to be high, in light of the absence of significant closing conditions outside the control of Americas Silver (other than the requisite approvals of Americas Silver Shareholders, the requisite approvals of Pershing Gold Stockholders and clearance by CFIUS) and the Pershing Gold D&O Support Agreements.

•
Unanimous board approvals and support of both boards of directors, certain officers and the Significant Stockholder:   The boards of directors of both companies have unanimously recommended support for the Transaction. Additionally, the Significant Stockholder Support Agreement in favor of the Transaction, representing support for the Transaction of approximately 31% of the outstanding shares of Pershing Gold Common Stock and 87% of the outstanding shares of Series E Preferred Stock.

A number of these anticipated benefits and factors are based on various assumptions and are subject to various risks. See the sections of this proxy statement/prospectus entitled “Cautionary Statement Concerning Forward-Looking Information” at page 51 and “Risk Factors” at page 35.
The Americas Silver board of directors also considered potential uncertainties, risks and adverse factors associated with the Transaction, including, among other things:
•
as a result of the issuance of the Americas Silver Common Shares and the Americas Silver Preferred Shares in connection with the Transaction, Americas Silver Shareholders will experience a significant degree of dilution in their ownership of Americas Silver which could adversely impact the market price of Americas Silver Common Shares;

•
Americas Silver may not realize the benefits currently anticipated by Americas Silver due to challenges associated with integrating the properties, operations and personnel of Americas Silver and Pershing Gold and may be subject to significant operating risks associated with its expanded operations and portfolio of projects;

•
the completion of the Transaction is subject to several conditions that must be satisfied or waived, including Pershing Gold Stockholder approval, Americas Silver Shareholder approval, obtaining CFIUS clearance, and satisfaction of governmental or regulatory conditions, including TSX, NASDAQ and NYSE American approvals;

•
the Merger Agreement may be terminated by Americas Silver or Pershing Gold in certain circumstances, in which case a termination fee of  $4.0 million or, in certain limited circumstances a $600,000 as expense reimbursement, may be payable by Pershing Gold; and

•
if the Transaction is not completed, Americas Silver (and the market price for Americas Silver Common Shares) may be adversely affected due to potentially negative market perceptions, including the risk that the Financing Debentures (as defined below under the heading “Agreements Entered into in Connection with the Merger Agreement — Financing Debentures” at page 141) will be accelerated.

The foregoing summary of the information and factors considered by the Americas Silver board of directors is not, and is not intended to be, exhaustive. In view of the variety of factors and the amount of information considered in connection with its evaluation of the Transaction, the Americas Silver board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to specific factors in reaching its conclusions and recommendations. The recommendations of the Americas Silver board of directors were made after consideration of all of the above-noted factors and in light of their collective knowledge of the business, financial condition and prospects of Pershing Gold, and were also based upon the advice of financial and legal advisors. In addition, individual directors of Americas Silver may have assigned different weights to different factors.
After careful consideration of the Transaction, including the rationale set forth in “Proposal One —  The Transaction — Recommendations of the Americas Silver Board of Directors; Americas Silver’s Reasons for the Transaction” at page 67, the Americas Silver board of directors has unanimously determined that entering into the Merger Agreement and completing the Transaction, on the terms and conditions set out in the Merger Agreement, is in the best interests of Americas Silver and the Americas Silver Shareholders.
The directors and officers of Americas Silver and their associates beneficially own, directly or indirectly, or exercise control or direction over, an aggregate of 324,554 Americas Silver Common Shares, representing approximately 0.75% of the outstanding Americas Silver Common Shares. Each of the directors and certain officers of Americas Silver who beneficially own Americas Silver Common Shares have entered into the Americas Silver D&O Support Agreements with Pershing Gold, pursuant to which such directors and officers have agreed to vote all of their Americas Silver Common Shares in favor of each of  (a) the special resolution authorizing the amendment of the Americas Silver Articles to create the Americas Silver Preferred Shares and (b) the ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, including the acquisition of the Pershing Gold Common Stock in exchange for Americas Silver Common Shares.
Recommendations of the Pershing Gold Board of Directors; Pershing Gold’s Reasons for the Transaction
On September 28, 2018, at a special meeting of the Pershing Gold board of directors, and after separate deliberation by the independent directors of the board, the Pershing Gold board of directors unanimously determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Transaction, are advisable and in the best interests of Pershing Gold and the Pershing Gold Stockholders. The Pershing Gold board of directors unanimously recommends that holders of Pershing Gold Common Stock and holders of Series E Preferred Stock vote “FOR” the approval of the Transaction (Proposal One).
In considering the proposed business combination with Americas Silver and in making its determination that the Transaction is advisable and in the best interests of Pershing Gold and the Pershing Gold Stockholders, the Pershing Gold board of directors consulted with its management and financial, legal and other advisors, and considered a variety of factors weighing in favor of or relevant to the Transaction, including the factors discussed below.

Strategic Benefits of the Transaction.   The Pershing Gold board of directors believes that the combination of Pershing Gold and Americas Silver should result in significant strategic benefits to Americas Silver upon completion of the Transaction, which would benefit Pershing Gold and the Pershing Gold Stockholders as Americas Silver Shareholders following completion of the Transaction. These strategic benefits include the following:
•
The creation of a larger, more diversified company than Pershing Gold currently is alone, with a portfolio of precious metals assets in the Americas, including two currently producing polymetallic mines;

•
A combined Americas Silver and Pershing Gold will offer the Pershing Gold Stockholders exposure to Americas Silver’s stronger balance sheet, including its larger cash position;

•
The expected market capitalization, balance sheet and capital structure of Americas Silver following completion of the Transaction relative to Pershing Gold on a stand-alone basis will place Americas Silver following completion of the Transaction in a position to have better access to capital, and at a potentially lower cost, in order to bring the Relief Canyon mine into production;

•
Following completion of the Transaction, Americas Silver will have a better ability to complete strategically accretive acquisitions that otherwise might not be available to Pershing Gold on a stand-alone basis;

•
Following completion of the Transaction, Americas Silver will likely appeal to a broader institutional shareholder base, attract increased research coverage and result in improved trading liquidity;

•
The aggregate value of the Transaction consideration to be received by Pershing Gold Stockholders in the Transaction; and

•
The opportunity for Pershing Gold Stockholders to participate in Americas Silver following completion of the Transaction with an experienced management team with demonstrated expertise in financing, acquiring, building and operating open pit and underground mines in the Americas.

Financial Benefits of the Transaction.   The Pershing Gold board of directors believes that the combination of Pershing Gold and Americas Silver should result in significant financial benefits to the Pershing Gold Stockholders. These financial benefits include the following:
•
The fact that the Common Stock Exchange Ratio of Americas Silver Common Shares for each share of Pershing Gold Common Stock represented a substantial premium to the market price of the Pershing Gold Common Stock based on the trading price, with specific consideration to the following factors:

◦
the Common Stock Exchange Ratio represents a 39% premium for Pershing Gold Stockholders based on the September 28, 2018 closing prices of Pershing Gold and Americas Silver on NASDAQ and the NYSE American, respectively;

◦
the Common Stock Exchange Ratio represents a 39% premium for Pershing Gold Stockholders based on the 10-day volume-weighted average prices of Pershing Gold and Americas Silver on NASDAQ and the NYSE American, respectively, through to September 28, 2018;

◦
the Common Stock Exchange Ratio is fixed and will not fluctuate based upon changes in the market price of Pershing Gold or Americas Silver Common Shares between the date of the Merger Agreement and the date of the consummation of the Transaction, and accordingly Pershing Gold Stockholders are protected from any decline in the Pershing Gold share price as compared to the Americas Silver Common Share price;

•
A combined Americas Silver and Pershing Gold will allow Pershing Gold Stockholders to own shares in a combined entity that will have significantly larger market capitalization, with the following associated benefits, each of which offer the opportunity of increased demand and liquidity for the Americas Silver Common Shares following completion of the Transaction:

•
following the completion of the Transaction, the Americas Silver Common Shares have the potential for increased trading liquidity on the basis of the larger market capitalization of Americas Silver upon completion of the Transaction;

•
a combined Americas Silver and Pershing Gold has the potential for increased analyst coverage based on its larger capitalization;

•
a combined Americas Silver and Pershing Gold has the potential for better stock exchange index weighting;

•
The approximate 36.5% ownership position of the Pershing Gold Stockholders in Americas Silver upon completion of the Transaction;

•
A combined Americas Silver and Pershing Gold will have a stronger balance sheet compared to Pershing Gold on a stand-alone basis, and specifically the combined entity will have a stronger working capital position following the Transaction than Pershing Gold on a stand-alone basis, giving it potentially greater access to capital markets and better flexibility in financing;

•
The significant value to Pershing Gold Stockholders represented by the revenues and cash flow of Americas Silver following completion of the Transaction; and

•
The views of Pershing Gold’s management as to the expected realization of synergies by Americas Silver following completion of the Transaction.

Other Factors Considered.   During the course of its deliberations relating to the Transaction, the Pershing Gold board of directors considered the following factors in addition to the benefits described above:
•
The financial analysis reviewed and discussed with the Pershing Gold board of directors by representatives of Canaccord as well as the fairness opinion rendered by Canaccord to the Pershing Gold board of directors, to the effect that, as of September 28, 2018 and based upon and subject to the various considerations and limitations set forth in Canaccord’s opinion, the consideration to be received by holders of Pershing Gold Common Stock in their capacity as such pursuant to the proposed Merger Agreement was fair, from a financial point of view, to such holders;

•
The Pershing Gold board of directors’ and management’s analysis and understanding of the business, operations, financial performance, financial condition, liquidity, strategy and future prospects of Pershing Gold on a stand-alone basis, including the ability of Pershing Gold to complete future financings, and the assessment, based on such analysis and understanding, that the Transaction would be more favorable to Pershing Gold and the Pershing Gold Stockholders in the long-term in light of the potential risks and uncertainties associated with Pershing Gold continuing to operate as a stand-alone entity;

•
The positive results of the due diligence investigations of Americas Silver by management of Pershing Gold in consultation with its technical, financial and legal advisors, which included technical, financial and legal due diligence;

•
The fact that the Merger Agreement does not preclude a third party from making a proposal for an acquisition of or business combination with Pershing Gold and that, under certain circumstances more fully described in the section “The Agreement and Plan of Merger —  Non-Solicitation and Acquisition Proposals” beginning on page 130 of this proxy statement/prospectus, Pershing Gold may provide information to and negotiate with such third party and the Pershing Gold board may change its recommendation to Pershing Gold Stockholders regarding the Transaction with Americas Silver; and

•
Pershing Gold’s need for additional near-term financing to fund working capital, as well as the anticipated cost and dilutive nature of any such financing, and Pershing Gold’s difficulty raising sufficient capital on a stand-alone basis in order to bring the Relief Canyon mine into production, as well as the likely increased cost of such capital.

The Pershing Gold board of directors weighed these factors against a number of uncertainties, risks and potentially negative factors relevant to the Transaction, including:
•
The fact that completion of the Transaction would preclude Pershing Gold from completing an alternate transaction subject to certain exceptions provided for in the Merger Agreement, such as (i) an acquisition transaction in which Pershing Gold would be acquired by another company, (ii) a lateral business combination or merger with a like-sized industry peer, and/or (iii) completion of acquisitions by Pershing Gold in order to grow in size. The board considered the likelihood of completion by Pershing Gold of such alternate transactions and the probability as to whether any of these transactions would result in an accretion in value to the Pershing Gold Stockholders that would be greater than the premium offered in the Transaction;

•
The fact that the completion of the Transaction would preclude Pershing Gold from continuing its operations on a “status quo” basis and in particular the ability of Pershing Gold to obtain sufficient financing to bring the Relief Canyon mine into production on a stand-alone basis;

•
The risk that anticipated operating synergies and cost savings may not be achieved or may take longer to achieve than anticipated;

•
The fact that most of Americas Silver operating revenue is dependent on the San Rafael Mine, which began producing within the past year;

•
The additional risks and challenges posed by conducting operations in Mexico, which is the location of Americas Silver’s Cosalá Operations;

•
The operational and labor challenges encountered at Americas Silver’s Galena Complex during 2018;

•
The fact that continued operation and expansion of Americas Silver’s existing mines will require substantial capital investment by the combined company;

•
The current and long-term liabilities of Americas Silver and the projected cash flow that will be necessary in order to satisfy those liabilities;

•
The fact that because the Transaction consideration is a fixed Common Stock Exchange Ratio of Americas Silver Common Shares to shares of Pershing Gold Common Stock, Pershing Gold Stockholders could be adversely affected by a decrease in the trading price of Americas Silver Common Shares, relative to the trading price of Pershing Gold Common Stock, during the period leading up to the completion of the Transaction and the fact that the Merger Agreement does not provide Pershing Gold with a price-based termination right or similar protection;

•
The fact that the voting support agreements (particularly the unconditional Significant Stockholder Support Agreement) and certain provisions of the Merger Agreement may have the effect of discouraging alternative acquisition transactions involving Pershing Gold, including: (1) the restrictions on Pershing Gold’s ability to solicit proposals for alternative transactions; and (2) the requirement that Pershing Gold pay a termination fee of  $4.0 million to Americas Silver in certain circumstances following the termination of the Merger Agreement;

•
The fact that approval of Americas Silver Shareholders is required in order to complete the Transaction, the risk that such approval may not be obtained and the possibility that Americas Silver may terminate the Merger Agreement in such circumstance without an obligation to pay Pershing Gold any termination fee other than reimbursement of Pershing Gold’s expenses up to $600,000;

•
The restrictions on the conduct of the business of Pershing Gold during the period between execution of the Merger Agreement and the completion of the Transaction;

•
The risk that the Transaction may not be completed despite the parties’ efforts or that completion may be unduly delayed, even if the requisite approval is obtained from Pershing Gold Stockholders, and the risk that one or more of such Pershing Gold Stockholders might seek to enjoin the Transaction;

•
The risk that changes in the regulatory, commodity pricing, competitive or environmental landscape may adversely affect the business benefits anticipated to result from the proposed transaction; and

•
The payments that may be made to officers of Pershing Gold as a result of the Transaction, as more fully described in “Financial Interest of Pershing Gold Directors and Officers in the Transaction” on page 92; and

•
The other risks described in the sections entitled “Risk Factors” beginning on page 35 and “Cautionary Statement Concerning Forward-Looking Information” beginning on page 51.

The Pershing Gold board of directors concluded, on balance, that the uncertainties, risks and potentially negative factors relevant to the Transaction were outweighed by the potential benefits that it expected Pershing Gold and the Pershing Gold Stockholders would achieve as a result of the Transaction.
This discussion of the information and factors considered by the Pershing Gold board of directors includes the principal positive and negative factors considered by the board of directors, but is not intended to be exhaustive and may not include all of the factors considered. The Pershing Gold board of directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the Merger Agreement and the Transaction are advisable and in the best interests of Pershing Gold and the Pershing Gold Stockholders.
The Pershing Gold board of directors viewed its position and recommendation as being based on the totality of the information presented to it and the factors it considered. In addition, individual members of the Pershing Gold board of directors may have given differing weights to different factors. It should be noted that this explanation of the reasoning of the board of directors of Pershing Gold and certain information presented in this section is forward-looking in nature and, therefore, that information should be read in light of the factors discussed in the section entitled “Cautionary Statement Concerning Forward-Looking Information” in this proxy statement/prospectus, beginning on page 51.
Opinion of Canaccord as Independent Financial Advisor to the Pershing Gold Board of Directors
Canaccord is acting as financial advisor to Pershing Gold in connection with the Transaction. At a meeting of the Pershing Gold board of directors held on September 28, 2018 to evaluate the Transaction, Canaccord delivered to the Pershing Gold board of directors an oral opinion, which opinion was confirmed by delivery of a written opinion, dated September 28, 2018, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Common Stock Consideration of 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock, to be received by holders of Pershing Gold Common Stock in the Transaction is fair, from a financial point of view, to such holders.
The full text of Canaccord’s opinion is attached to this proxy statement/prospectus as Annex E and is incorporated into this proxy statement/prospectus by reference. The description of Canaccord’s opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Holders of Pershing Gold Common Stock are encouraged to read Canaccord’s opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord in connection with its opinion. Canaccord’s opinion was addressed to the Pershing Gold board of directors, was only one of many factors considered by the Pershing Gold board of directors in its evaluation of the Transaction and only addresses the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received in the Transaction by holders of Pershing Gold Common Stock. Canaccord’s opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to Pershing Gold, nor does it address the underlying business decision of Pershing Gold to proceed with the Transaction. Canaccord’s opinion was necessarily based on securities, economic, monetary, market and other conditions as in effect on, and the information made available to Canaccord as of September 28, 2018, the date of its opinion. Subsequent developments may affect the conclusions expressed in Canaccord’s opinion if such opinion were rendered as of a later date. Canaccord assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances or events occurring after the date of the opinion. Canaccord’s opinion is not intended to, and does not, constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the proposed Transaction or otherwise act on any other matter with respect to the Transaction.
In connection with rendering the opinion described above and performing its related financial analyses, Canaccord, among other things:
(a)
reviewed certain publicly available business, financial and operating information related to Pershing Gold, Americas Silver and their respective assets;

(b)
analyzed certain internal financial and other business information of Pershing Gold and Americas Silver, including projected financial and operating data;

(c)
conducted discussions with senior management members of Pershing Gold regarding its operations, financial condition and prospects, as well as with consultants regarding the operations, financial condition and prospects of Americas Silver;

(d)
compared the projected operational results of Pershing Gold and Americas Silver with those of publicly traded peer groups that Canaccord deemed to be relevant and comparable to Pershing Gold and Americas Silver, respectively;

(e)
compared the financial terms of the Transaction with historical trading of Pershing Gold Common Stock and Americas Silver Common Shares;

(f)
reviewed the terms of the Merger Agreement and the exhibits thereto provided by Pershing Gold; and

(g)
reviewed such other financial studies and analyses, performed such other investigations, and considered such other matters as Canaccord deemed necessary, including an assessment of general economic, market and monetary conditions.

In connection with its review and arriving at its opinion, Canaccord has not independently verified any of the foregoing information, has relied on such information, has assumed that all such information is complete and accurate in all material respects, and has relied on assurances of Pershing Gold’s management that they are not aware of any facts that would make such information misleading. With respect to the internal financial forecasts and other forward-looking financial information provided to Canaccord by senior management of Pershing Gold, Canaccord has assumed, with Pershing Gold’s consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Pershing Gold’s management. Canaccord has also assumed that the Transaction will be consummated upon the terms set forth in the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to Canaccord’s analysis. Canaccord has also assumed that, in the course of obtaining necessary regulatory and third-party approvals and consents for the Transaction, no modification, delay, limitation, restriction or conditions will be imposed that will have an adverse effect on Pershing Gold or the contemplated benefits of the Transaction in any way meaningful to Canaccord’s analysis.
Canaccord’s opinion has been approved by a fairness committee of Canaccord in accordance with FINRA Rule 5150. Canaccord’s opinion is rendered on the basis of securities, economic and market conditions prevailing as of the date of the opinion and on the prospects, financial and otherwise, of Pershing Gold, known to Canaccord as of the date thereof. Subsequent developments may affect the conclusions expressed in the opinion if the opinion were rendered as of a later date, and Canaccord disclaims any obligation to advise any person of any change in any manner affecting the opinion that may come to Canaccord’s attention after the date of the opinion. Canaccord has not undertaken to reaffirm or revise the opinion or otherwise comment upon any events occurring after the date thereof and does not have any obligation to update, revise or reaffirm the opinion. Canaccord has not been requested to conduct and has not conducted, nor has Canaccord relied upon, any independent valuation or appraisal of any of the assets of Pershing Gold. Canaccord also has not evaluated the solvency of any party to the Agreement under any state or federal laws, rules or regulations relating to bankruptcy, insolvency or similar matters. In addition, Canaccord has assumed, with Pershing Gold’s consent, that any material liabilities (contingent or otherwise, known or unknown) of Pershing Gold are as set forth in the financial statements of Pershing Gold provided to Canaccord.
Canaccord’s opinion is limited to the fairness, from a financial point of view, to the holders of Pershing Gold Common Stock of the Common Stock Consideration, and Canaccord expresses no opinion as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of Pershing Gold. Canaccord’s opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to Pershing Gold, nor does it address the underlying business decision of Pershing Gold to proceed with the Transaction or any view on any other term or aspect of the Agreement. Canaccord is not a legal, accounting, regulatory or tax expert and has relied on the assessments made by Pershing Gold and its advisors with respect to such matters. Canaccord has not considered, and expressed no opinion as to, the fairness of the amount or nature of the compensation to be paid to any of Pershing Gold’s officers, directors or employees, or class of such persons, relative to the Common Stock Consideration to be paid to the stockholders of Pershing Gold in the Transaction.
The following is a summary of the material financial analyses performed by Canaccord in connection with rendering its opinion dated September 28, 2018 described above. The following summary, however, does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord. Some of these summaries of the financial analyses include the information presented in tabular format below. The tables must be read together with the full text of each summary and are alone not a complete description of Canaccord’s financial analyses.
Projections.   In considering the fairness, from a financial point of view, of the Common Stock Consideration to be received by holders of Pershing Gold Common Stock, Canaccord reviewed certain projections of Pershing Gold and Americas Silver’s future financial and operating performance provided by management of Pershing Gold. These projections (the “Projections”) include, among other things, assumptions, estimates and projections regarding mineral reserves and resources, future commodity prices, future foreign exchange rates, production levels, operating costs, capital costs, depreciation, taxes, royalties, project financing and mine life which management of Pershing Gold has represented to Canaccord reflect (or reflected at the time of preparation) and continue to reflect the best currently available assumptions, estimates and judgements of management of Pershing Gold and were prepared using the assumptions identified therein, which, in the reasonable belief of management of Pershing Gold are (or were at the time of preparation) and continue to be reasonable in the circumstances. Canaccord, with Pershing Gold’s consent, adjusted the Projections to reflect a survey of commodity prices used by selected industry groups and research analysts rather than the estimates for future commodity prices provided by management of Pershing Gold. The aforementioned adjustments are to ensure that the forecasts for commodity prices are comparable with the forecasts for commodity prices used by equity research analysts in calculating the net asset values that are utilized in the comparable trading analysis described below. The discounted cash flow analyses utilize the following selected commodity price forecasts:
Commodity	Unit		2018E	2019E	2020E	2021E	2022E	Long Term
Gold	$	/oz	$1,245	$1,283	$1,299	$1,334	$1,283	$1,283
Silver	$	/oz	$15.76	$17.04	$18.03	$18.57	$18.64	$18.64
Zinc	$	/lb	$1.26	$1.28	$1.22	$1.27	$1.25	$1.25
Lead	$	/lb	$1.02	$1.03	$1.03	$1.04	$1.03	$1.03
Copper	$	/lb	$2.98	$3.04	$3.04	$3.21	$3.33	$3.33

Net Asset Value.   In determining the net asset value, Canaccord performed stand-alone discounted cash flow analyses of Pershing Gold and Americas Silver by calculating the estimated present value of the unlevered free cash flows discounted over a time horizon equal to the estimated remaining life of each company’s assets. For the purpose of this analysis, Canaccord applied a 5.0% discount rate to the cash flows generated by the operating assets and future cash flows from development stage projects, which represents the discount rate commonly used by precious metal sector equity research analysts in calculating net asset values. Canaccord then made adjustments for each company’s respective balance sheet, as well as accounted for the present value of estimated corporate selling, general and administrative expenses (“SG&A”) and cash from in-the-money warrants and options, to calculate the implied net asset value of each company.
In addition to the internal operating forecasts, Canaccord also compiled and relied upon available broker research of Pershing Gold and Americas Silver to determine a second net asset value estimate for each company on a stand-alone basis. For the purpose of this analysis, Canaccord reviewed available broker research to derive the consensus net asset value of each company’s operating and/or development stage projects. Canaccord then made adjustments for each company’s respective balance sheet, as well as accounted for the present value of corporate SG&A and cash from in-the-money warrants and options, to calculate the implied net asset value of each company.
Peer Group Analysis.   Canaccord performed a peer group analysis by selecting ten publicly traded Americas-focused gold explorer and developer companies and seven Americas-focused silver production companies to establish comparable peer groups for Pershing Gold and Americas Silver, respectively. Canaccord determined the comparable peer groups by considering the commodity mix, geographic location, operation characteristics, growth prospects, development stage, risk profile and size of each selected comparable company.
Canaccord determined that the primary metric on which these companies can be compared is a Price/NAV (“P/NAV”) multiple. Canaccord also determined that an appropriate secondary metric on which these companies can be compared is a multiple of Enterprise Value (“EV”) per ounce of attributable resources (“EV/Resource”), which includes proven and probable mineral reserves, measured and indicated mineral resources and inferred mineral resources, in each case, as reported by the applicable company in accordance with NI 43-101. For the purposes of this analysis, EV is calculated as follows:
Market Capitalization + Total Debt + Minority Interest + Preferred Shares — Cash and Cash Equivalents
For the purpose of the peer group analysis, Canaccord utilized information regarding the selected public companies obtained from filings with SEDAR, filings with EDGAR, S&P Capital IQ, other public sources, and market data as of September 27, 2018.
Trading Analysis.   Canaccord performed a trading analysis which reviewed the trading history of Pershing Gold and Americas Silver, particularly with respect to volume-weighted average prices, over a range of periods that were determined based upon the application of Canaccord’s professional judgement. For the purpose of this analysis, Canaccord utilized Bloomberg to determine the trading of Pershing Gold Shares on the NASDAQ and Americas Silver Common Shares on the NYSE American.
Through using the net asset value, peer group and trading methodologies, Canaccord utilized the resulting implied per share equity values of Pershing Gold and Americas Silver to then determine a series of implied exchange ratios.
Application of the Value Methodologies to Pershing Gold.   The following table summarizes the results of the internal and research-based net asset value analysis for Pershing Gold:
Company Net Asset Value Estimate	Implied Net Asset Value
Internal	$148.9 million
Research	$160.3 million

Canaccord performed a peer group analysis of Pershing Gold by selecting ten publicly traded Americas-focused gold explorer and developer companies. Canaccord determined the comparable peer groups by considering the commodity mix, geographic location, operation characteristics, growth prospects, development stage, risk profile and size of each selected comparable company. The following table summarizes the comparable peer group selected for Pershing Gold:
Company Peer Group
Alio Gold Inc.
Corvus Gold Inc.
Gold Standard Ventures Corp.
Integra Resources Corp.
Liberty Gold Corp.
Marathon Gold Corporation
Midas Gold Corp.
Osisko Mining Inc.
Probe Metals Inc.
Rio2 Limited
Canaccord derived P/NAV and EV/Resource multiples for Pershing Gold from its Americas-focused gold explorer and developer peer group by utilizing the first quartile, median and third quartile. The first and third quartile for the P/NAV and EV/Resource multiples are represented by the first and last values within the interquartile range, respectively.
Canaccord calculated the following P/NAV multiples for Pershing Gold’s comparable peer group:
Value Methodology	Company Peer Group
	(1st – 3rd Quartile)	Median
P/NAV (ratio)	0.34 – 0.53	0.39
Canaccord applied the first quartile, median and third quartile P/NAV multiples to Pershing Gold’s internal and research-based net asset value estimates. Canaccord then divided each implied equity value by Pershing Gold’s fully diluted in-the-money shares outstanding to derive an implied equity value per share. Based on these P/NAV multiples, Canaccord determined the following implied per share equity values for Pershing Gold:
Company Multiple	Implied Equity Value ($/share)	Median ($/share)
P/NAV (Internal)	$1.23 – $1.94	$1.44
P/NAV (Research)	$1.32 – $2.08	$1.55
Canaccord calculated the following EV/Resource multiples for Pershing Gold’s comparable peer group:
Value Methodology	Company Peer Group
	(1st – 3rd Quartile)	Median
EV/Resource (Gold Equivalent) ($/oz)	$9.12 – $50.14	$28.96
Canaccord applied the first quartile, median and third quartile EV/Resource multiples to Pershing Gold’s attributable resources to derive an implied enterprise value. Canaccord made adjustments for Pershing Gold’s balance sheet and cash from in-the-money warrants and options to derive an implied equity value, which was divided by Pershing Gold’s fully diluted in-the-money shares outstanding to then arrive at an implied equity value per share. Based on these EV/Resource ratios, Canaccord determined the following implied per share equity values for Pershing Gold:
Company Multiple	Implied Equity Value ($/share)	Median ($/share)
EV/Resource	$0.25 – $1.12	$0.67

The following table summarizes Pershing Gold’s trading history on the NASDAQ. Except for the intraday data for September 27, 2018, the Period Low and Period High prices represent the low and high closing prices within the applicable period.
Company Trading on the NASDAQ	Period Low	Period High	Period VWAP
September 27, 2018	$1.13	$1.26	$1.18
5-days Preceding	$1.08	$1.38	$1.26
10-days Preceding	$0.95	$1.38	$1.19
20-days Preceding	$0.82	$1.38	$1.09
30-days Preceding	$0.82	$1.38	$1.11
60-days Preceding	$0.82	$1.80	$1.23
90-days Preceding	$0.82	$1.96	$1.33
180-days Preceding	$0.82	$2.44	$1.77
The following table summarizes the low, median and high case volume weighted average prices (“VWAP”) for Pershing Gold based on the trading analysis:
Statistic	Trading
	Low – High	Median
Company VWAP Trading Price	$1.09 – $1.77	$1.21
The following table combines the resulting implied per share equity values for Pershing Gold based on the peer group and trading analyses:
Company Multiple	Implied Equity Value ($/share)	Median ($/share)
P/NAV (Internal)	$1.23 – $1.94	$1.44
P/NAV (Research)	$1.32 – $2.08	$1.55
EV/Resource	$0.25 – $1.12	$0.67
Company VWAP Trading Price	$1.09 – $1.77	$1.21
Application of the Value Methodologies to Americas Silver.   The following summarizes the results of the internal and research-based net asset value analysis for Americas Silver. Canaccord utilized the consensus research estimate for the internal net asset value estimate of Americas Silver’s San Felipe project due to a lack of operational forecasts.
Americas Silver Net Asset Value Estimate	Implied Net Asset Value
Internal	$148.0 million
Research	$169.0 million
Canaccord performed a peer group analysis of Americas Silver by selecting seven Americas-focused silver production companies. Canaccord determined the comparable peer groups by considering the commodity mix, geographic location, operation characteristics, growth prospects, development stage, risk profile and size of each selected comparable company. The following table summarizes the comparable peer group selected for Americas Silver:
Americas Silver Peer Group
Alio Gold Inc.
Avino Silver & Gold Mines Ltd.
Endeavour Silver Corp.
First Majestic Silver Corp.
Fortuna Silver Mines Inc.
Great Panther Silver Limited
Sierra Metals Inc.

Canaccord derived P/NAV and EV/Resource multiples for Americas Silver from its Americas-focused silver production peer group by utilizing the first quartile, median and third quartile. The first and third quartile for the P/NAV and EV/Resource multiples are represented by the first and last values within the interquartile range, respectively.
Canaccord calculated the following P/NAV multiples for Americas Silver’s comparable peer group:
Value Methodology	Americas Silver Peer Group
	(1st – 3rd Quartile)	Median
P/NAV (ratio)	0.35 – 0.90	0.75
Canaccord applied the first quartile, median and third quartile P/NAV multiples to Americas Silver’s internal and research-based net asset value estimates. Canaccord then divided each implied equity value by Americas Silver’s fully diluted in-the-money shares outstanding to derive an implied equity value per share. Based on these P/NAV multiples, Canaccord determined the following implied per share equity values for Americas Silver:
Americas Silver Multiple	Implied Equity Value ($/share)	Median ($/share)
P/NAV (Internal)	$1.11 – $2.88	$2.40
P/NAV (Research)	$1.27 – $3.29	$2.74
Canaccord calculated the following EV/Resource multiples for Americas Silver’s comparable peer group:
Value Methodology	Americas Silver Peer Group
	(1st – 3rd Quartile)	Median
EV/Resource (Silver Equivalent) ($/oz)	$0.70 – $1.39	$1.07
Canaccord applied the first quartile, median and third quartile EV/Resource multiples to Americas Silver’s attributable resources to derive an implied enterprise value. Canaccord made adjustments for Americas Silver’s balance sheet and cash from in-the-money warrants and options to derive an implied equity value, which was divided by the number of fully diluted in-the-money Americas Silver Common Shares outstanding to then arrive at an implied equity value per share. Based on these EV/Resource ratios, Canaccord determined the following implied per share equity values for Americas Silver:
Americas Silver Multiple	Implied Equity Value ($/share)	Median ($/share)
EV/Resource	$4.71 – $9.47	$7.24
The following table summarizes Americas Silver’s trading history on the NYSE American. Except for the intraday data for September 27, 2018, the Period Low and Period High prices represent the low and high close prices within the applicable period.
Americas Silver Trading on the NYSE American	Period Low	Period High	Period VWAP
September 27, 2018	$2.30	$2.45	$2.36
5-days Preceding	$2.29	$2.60	$2.37
10-days Preceding	$2.17	$2.60	$2.32
20-days Preceding	$2.05	$2.60	$2.25
30-days Preceding	$2.05	$2.60	$2.28
60-days Preceding	$2.05	$3.27	$2.46
90-days Preceding	$2.05	$3.68	$2.66
180-days Preceding	$2.05	$4.49	$3.23

The following table summarizes the low, median and high case volume weighted average prices for Americas Silver based on the trading analysis:
Statistic	Trading
	Low – High	Median
Americas Silver VWAP Trading Price	$2.25 – $3.23	$2.37
The following summary table combines the resulting implied per share equity values for Americas Silver based on the peer group and trading analyses:
Americas Silver Multiple	Implied Equity Value ($/share)	Median ($/share)
P/NAV (Internal)	$1.11 – $2.88	$2.40
P/NAV (Research)	$1.27 – $3.29	$2.74
EV/Resource	$4.71 – $9.47	$7.24
Americas Silver VWAP Trading Price	$2.25 – $3.23	$2.37
Conclusion.   The following table summarizes the implied exchange ratio results of the peer group and trading analyses:
Multiple/Statistic	Exchange Ratio Range	Median Exchange Ratio	Common Stock Exchange Ratio
P/NAV (Internal)	0.425 – 1.736	0.599	0.715
P/NAV (Research)	0.401 – 1.636	0.564	0.715
EV/Resource	0.026 – 0.238	0.092	0.715
VWAP Trading	0.337 – 0.788	0.511	0.715
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Canaccord’s opinion. In arriving at its fairness determination, Canaccord considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company used in the above analyses as a comparison is directly comparable to the Transaction.
Canaccord prepared these analyses for the purpose of providing its opinion to the Pershing Gold board of directors as to the fairness, from a financial point of view and as of the date of the opinion, of the Merger consideration of 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock, to be received by holders of Pershing Gold Common Stock pursuant to the Agreement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Since these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Pershing Gold, Canaccord or any other person assumes responsibility if future results are materially different from those forecasts.
The Common Stock Exchange Ratio was determined through negotiations between Pershing Gold and Americas Silver and was approved by the Pershing Gold board of directors. Canaccord provided advice to the Pershing Gold board of directors during these negotiations. Canaccord, however, did not recommend any specific amount of consideration to Pershing Gold or the Pershing Gold board of directors or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.
Canaccord and its affiliates are engaged in investment banking and financial advisory services, commercial banking, securities trading, investment management, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Canaccord and its affiliates may acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Pershing Gold, certain of their respective affiliates and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies.
In the prior two years, Canaccord has not received compensation for investment banking or financial advisory services from Americas Silver. During this same period, Canaccord received compensation acting as joint-bookrunner for Pershing Gold’s bought deal private placement, which closed December 19, 2017, and will additionally be receiving compensation related to advisory services related to the Transaction, contingent upon the closing of the Transaction. Canaccord may provide investment banking services to Pershing Gold, Americas Silver or its respective affiliates in the future for which Canaccord may receive compensation.
The Pershing Gold board of directors selected Canaccord as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement, dated as of September 18, 2018, Pershing Gold engaged Canaccord to act as its financial advisor in connection with the Transaction, including the delivery of a fairness opinion as described above. Pursuant to the terms of the engagement letter, Pershing Gold agreed to pay Canaccord a fee of  $300,000 for its fairness opinion services, plus a fee of  $750,000 which is contingent upon consummation of the Transaction. In addition, Pershing Gold has agreed to reimburse Canaccord for certain expenses and to indemnify Canaccord and related persons against various liabilities, including certain liabilities under the federal securities laws.
Board of Directors and Management After the Transaction
Upon completion of the Transaction, the Americas Silver board of directors will be comprised of nine members. Americas Silver currently has eight directors and on closing of the Transaction, one additional board member to be designated by Pershing Gold, who is expected to be Mr. Alfers, will be appointed to the Americas Silver board of directors.
Mr. Alfers, 72, has served as the Chief Executive Officer and Chairman of Pershing Gold since February 2012 and as Pershing Gold’s President since August 2012. Mr. Alfers served as the President and Chief of U.S. Operations of Franco-Nevada Corporation from January 2010 to September 2011 and its Vice President (Legal) from December 2007 to December 2009. Mr. Alfers is the founder and, since 2007, the President of Alfers Mining Consulting, which performs consulting services from time to time for mining and exploration companies and investors in these industries, including providing continuing services from time to time for Franco-Nevada Corporation, with Mr. Alfers serving as an officer and director of certain of the U.S. subsidiaries of Franco-Nevada Corporation. Mr. Alfers served as the President and Chief Executive Officer of NewWest Gold Corporation, a publicly traded Canadian corporation listed on the TSX, from 2006 to 2007. Mr. Alfers also served on the board of directors of NewWest Gold Corporation from 2005 to 2007. Mr. Alfers served as President and Chief Executive Officer of the NewWest Resources Group from 2001 to 2005 and as President and Chief Executive Officer of NewWest Gold Corporation, a privately-held Delaware Corporation, from 2005 to 2006. Mr. Alfers founded Alfers & Carver LLC, a boutique natural resources law firm, in 1995, and served as its managing partner from 1995 to 2001. Mr. Alfers received a J.D. from the University of Virginia, an M.A. in Monetary Policy and Public Finance from the University of Denver and a B.A. in Economics from the University of Denver. Mr. Alfers was chosen by Pershing Gold’s board of directors to be a director of Americas Silver based on his extensive mining industry and operational experience, and his mining industry legal expertise. Mr. Alfers and Americas Silver expect to negotiate and enter into a consulting agreement pursuant to which Mr. Alfers will provide certain services to Americas Silver following completion of the Transaction.

The directors of Pershing Gold will resign as of the Effective Time. Information about Mr. Alfers and the current Americas Silver directors and executive officers can be found in the documents listed under the heading “Where You Can Find More Information” beginning on page 186.
Current Directors of Americas Silver
Name and State of Residence	Office Held	Director Since(1)	Principal Occupation, if different than Office Held
Darren Blasutti Ontario, Canada	President, CEO and Director	December 23, 2014	Same
Alexander Davidson(3)(4) Ontario, Canada	Chair and Director	December 23, 2014	Same
Alan Edwards(4) Arizona, United States	Director	December 23, 2015	President of AE Resources Corp.
Peter Hawley(4) Québec, Canada	Director	May 12, 1998	Founder of Americas Silver, Chairman of Scorpio Gold Corporation, Executive Chairman of Defiance Silver Corp.
Bradley R. Kipp(2) Ontario, Canada	Director	June 12, 2014	Executive Vice-President and Director of JSF Group Inc., Vice-President Finance of Summit Resources Management Limited, Chief Financial Officer and Director of Blackshire Capital Corp.
Gordon E. Pridham(2)(3) Ontario, Canada	Director	December 23, 2014	Principal of Edgewater Capital
Manuel Rivera Mexico, Mexico	Director	August 2, 2017	President and Founder of LATAMFUV
Lorie Waisberg(2)(3) Ontario, Canada	Director	December 23, 2014	Corporate Director

Notes:
(1)
Directors are elected annually and hold office until a successor is elected at a subsequent annual meeting of Americas Silver, unless a director’s office is earlier vacated in accordance with the by-laws of Americas Silver.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation and Corporate Governance Committee.

(4)
Member of the Sustainability & Technical Committee.

Darren Blasutti — President, Chief Executive Officer and Director
Mr. Blasutti is currently the President and Chief Executive Officer of Americas Silver. He was formerly the President and Chief Executive Officer of U.S. Silver, and prior to that, the President and Chief Executive Officer of RX Gold & Silver Inc., and former Senior Vice President of Corporate Development for Barrick Gold Corporation until January 2011. At Barrick Gold Corporation, he reported to the Chief Executive Officer and played a lead role in the strategic development of Barrick Gold Corporation for over 13 years, during which time he executed over 25 gold mining transactions including the acquisition of Homestake Mining Company and Placer Dome Inc. and the consolidation of the world class Cortez property from Rio Tinto. Mr. Blasutti also led the creation of Barrick Energy Inc. to hedge Barrick Gold Corporation’s exposure to energy prices and was integral to the initial public offering of African Barrick

Gold. During his tenure at Barrick, he also led the Investor Relations function. Mr. Blasutti is a member of the Chartered Professional Accountants Canada and was previously at PricewaterhouseCoopers LLP where he planned, supervised and managed audits for a variety of clients. Mr. Blasutti is currently a director of Chantrell Ventures Corp.
Alexander Davidson
Mr. Davidson was Barrick’s Executive Vice President, Exploration and Corporate Development with responsibility for international exploration programs and corporate development activities. Mr. Davidson was instrumental in Barrick Gold Corporation’s acquisition of Lac Minerals, Sutton Resources, Arequipa Resources, Pangea Goldfields, Homestake Mining and Placer Dome Inc. Mr. Davidson joined Barrick Gold Corporation in October 1993 as Vice President, Exploration with responsibility for the company’s expanding exploration program. He initiated Barrick Gold Corporation’s expansion out of North America and into Latin America and beyond and retired from Barrick in 2009. Prior to joining Barrick, Mr. Davidson was Vice President, Exploration for Metall Mining Corporation. Mr. Davidson has over 40 years of experience in designing, implementing and managing gold and base metal exploration and acquisition programs throughout the world. In April 2005, Mr. Davidson was presented the 2005 A.O. Dufresne Award by the Canadian Institute of Mining, Metallurgy and Petroleum to recognize exceptional achievement and distinguished contributions to mining exploration in Canada. In 2003, Mr. Davidson was named the Prospector of the Year by the Prospectors and Developers Association of Canada in recognition for his team’s discovery of the Lagunas Norte project in the Alto Chicama District, Peru. Mr. Davidson received his B.Sc. and his M.Sc. in Economic Geology from McGill University. His extensive experience in the mining industry and his background in precious metal exploration and corporate development allows him to provide valuable industry insight and perspective to the board of directors and management. Mr. Davidson also has extensive board level experience and has sat on or has chaired a number of health, safety & environment, technical, sustainability, audit, and compensation committees.
Alan Edwards
Mr. Edwards serves on the board of directors and is President of AE Resources Corp. He also serves on the board of directors for Entrée Resources Ltd., Mason Resources Corp., Detour Gold Corp., and Orvana Minerals Corp. From May 2010 to July 2013 he was a director of AuRico Gold Inc. and from July 2013 to July 2015 he was Chairman of the board of directors; From October 2011 to January 2017, he was Chairman of the board of directors of AQM Copper Inc.; From August 2013 to February 2015 he was Chairman of the board of directors of Oracle Mining Corp., from September 2012 to July 2013, he was Chief Executive Officer of Oracle Mining Corp.; From 2009 to May 2011, he was President and Chief Executive Officer of Copper One Inc.; From 2007 to 2009, he was President and Chief Executive Officer of Frontera Copper Corporation. Mr. Edwards holds an MBA from the University of Arizona and a B.S. Mining Engineering also from the University of Arizona.
Peter Hawley
Mr. Hawley is the founder of Americas Silver and is currently the Chairman of Scorpio Gold Corporation. He is also the Executive Chairman of Defiance Silver Corp. Formerly he was President and Chief Executive Officer of Americas Silver from July 20, 2012 to April 21, 2013 and prior to December 2010. Mr. Hawley has over 35 years’ experience in the exploration and mining industry and has worked as a consulting geologist to a large number of intermediate and senior mining companies including Teck Corp, Noranda Inc., Placer Dome Inc. and Barrick Gold Corporation.
Bradley R. Kipp
Mr. Kipp is currently the Chief Financial Officer and Director of Blackshire Capital Corp. since February 2017; Director and Audit Committee Chairman of Haventree Bank since June 2008 (federally regulated Schedule 1 Bank); Director and Audit Committee Chairman of Americas Silver Corporation since June 2014; Executive in Residence at the Richard Ivey School of Business since September 2013 — University of Western Ontario. Mr. Kipp has over 25 years’ experience specializing in operations, corporate finance and public company reporting in the financial services and mining sector. As part of these activities he has been Chief Financial Officer and/or a Director of several public companies listed on the Toronto and London AIM exchanges. Mr. Kipp is a member of the Chartered Professional Accountants of Canada and a member of the Chartered Financial Analyst Institute.
Gordon E. Pridham
Mr. Pridham is currently Principal of Edgewater Capital and sits on the public company boards of Orvana Minerals Inc. (Chairman of the board of directors) and Tervita Corporation (Director). Formerly, he served as Chairman of the board of directors of U.S. Silver, CHC Student Housing Inc. and Newalta Corporation. He is on the advisory board for Enertech Capital a Clean Tech Venture Fund. Recent activities include merger of Newalta Corporation with Tervita Corporation as Chairman, merger of US Silver with RX Gold as Chairman, sale of Norock Realty to Partners REIT as Chairman of the Special Committee, and sale of Western Prospector to CNNC as Chairman of the Special Committee. Mr. Pridham has over 35 years of experience financing and advising public and private companies in a cross section of industries, particularly in the resource sector. He has worked in New York, Calgary, Toronto and Hong Kong for global financial institutions in Corporate Banking, Investment Banking and Capital Markets. Mr. Pridham is a graduate of the University of Toronto and the Institute of Corporate Directors program.
Manuel Rivera
Mr. Rivera is the President and Founder of LATAMFUV, an investment firm focused in enabling, technology transfer from Israel innovation ecosystem into Latin America. With vast experience in media, digital, corporate transformation and mergers and acquisitions Mr. Rivera for more than a decade was the President and Chief Executive Officer of Grupo Expansión, one of Mexico’s most influential media companies that under his leadership was taken from a minor magazine player to one of the largest digital publishers in Mexico and Latin America, successfully sold to a major strategic player in 2017. Mr. Rivera is also the current Co-chair of the Global Future Council for Media and Information of the World Economic Forum and also Chairman of the board of directors for Make-A-Wish Mexico.
Lorie Waisberg
Mr. Waisberg is a corporate director currently serving as Chairman and a director of Chemtrade Logistics Income Fund and a director of Chantrell Ventures Corp. and Metalex Ventures Ltd. Prior to retirement, Mr. Waisberg served as Executive Vice President, Finance and Administration of Co-Steel Inc., a steel manufacturer. Prior thereto, Mr. Waisberg practiced law with a major Canadian law firm. Mr. Waisberg is accredited as ICD.D by the Institute of Corporate Directors.
Current Officers of Americas Silver
Name and State of Residence	Office Held	Held Position Since
Darren Blasutti Ontario, Canada	President, Chief Executive Officer and Director	December 23, 2014
Warren Varga Ontario, Canada	Chief Financial Officer	December 23, 2014
Peter J. McRae Ontario, Canada	Senior Vice President, Corporate Affairs & Chief Legal Officer	December 23, 2014
Darren Dell Ontario, Canada	Chief Operating Officer	February 5, 2016
Shawn Wilson Ontario, Canada	Vice President, Technical Services	August 15, 2016
Warren Varga — Chief Financial Officer
Mr. Varga was formerly the CFO of US Silver & Gold and brings over 20 years of progressive financial leadership and senior management expertise to Americas Silver. Prior to this, Mr. Varga held the role of Senior Director, Corporate Development at Barrick Gold Corporation. Mr. Varga is a member of the Canadian Institute of Chartered Accountants and a member of the Chartered Financial Analyst Institute.

Peter J. McRae — Senior Vice President, Corporate Affairs & Chief Legal Officer
Mr. McRae formerly served as Vice President, General Counsel & Corporate Secretary of U.S. Silver and Gold and brings over 15 years of robust corporate and commercial experience to Americas Silver. He was an attorney at Weil, Gotshal & Manges LLP, based in New York, in the firm’s transactions group representing some of the largest organizations and private equity firms in the world. He also serves on the board of directors of Barksdale Capital Corp. He is currently a member of the New York and Ontario Bars and is a certificate holder in Mining Law.
Daren Dell — Chief Operating Officer
Mr. Dell formerly served as Vice President, Technical Services for U.S. Silver and Gold and brings over 20 years of operations, project and mine evaluation experience to Americas Silver. Prior to this, Mr. Dell served as Director, Corporate Development and Director, Technical Evaluations at Barrick Gold. Mr. Dell is a metallurgist and a Professional Engineer.
Shawn Wilson — Vice President, Technical Services
Mr. Wilson has been working in the mining industry for over 15 years and brings operational, project and mine evaluation experience to Americas Silver. Prior to this, Mr. Wilson served as Director of Engineering at Orvana Minerals Corp, operated an independent consultancy and served as Senior Mining Engineer at Barrick Gold. Mr. Wilson is a mining engineer and a Professional Engineer.
Americas Silver Director Compensation
Director Compensation Table
Americas Silver’s policy with respect to directors’ compensation was developed by its board, on recommendation of its Compensation and Corporate Governance Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of Americas Silver during the most recently completed financial year. Directors of Americas Silver who are also officers or employees of Americas Silver are not compensated for service on the board of directors; therefore, no fees are payable to Darren Blasutti for his service as a director of Americas Silver.
Name of Director(1)	Fees earned (cash) ($)(2)(3)	Share-based awards(3) ($)	Option-based awards(4) ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)(2)
Alex Davidson	Nil	55,829	91,444	Nil	Nil	147,273
Alan Edwards	30,802	7,701	91,444	Nil	Nil	129,947
Peter Hawley	29,262	7,316	91,444	Nil	Nil	128,022
Bradley Kipp	Nil	42,353	91,444	Nil	Nil	133,797
Gordon Pridham	32,343	8,086	91,444	Nil	Nil	131,873
Lorie Waisberg	31,765	10,588	91,444	Nil	Nil	133,797
Manuel Rivera	8,926	3,825	88,144	Nil	Nil	100,895

Notes:
(1)
Stephen Alfers is expected to be appointed to the board of directors of Americas Silver upon consummation of the Transaction. He did not serve on the board of Americas Silver in 2017 and therefor has not been included in the table.

(2)
Directors’ compensation was paid in Canadian dollars. The amounts relating to such directors’ compensation have been converted into US dollars using an average annual exchange rate of C$1 to US$0.7692 for the financial period ended December 31, 2017.

(3)
Fees earned were paid in cash or deferred share units (“DSUs”). The number of DSUs granted on a quarterly basis is calculated based on the fees owed for the applicable quarter, divided by the average volume-weighted average trading price of the Americas Silver Common Shares for the five trading days preceding the end of each quarter, with an increase to the number of DSUs to be granted at a factor of 1.25 of the fees owed.

(4)
The fair value of option-based awards is determined in accordance with ‘IFRS 2 Share-based payment’ of IFRS. Americas Silver uses the Black-Scholes model to estimate fair value of Americas Silver options annually granted and is determined by multiplying the number of Americas Silver options granted by their value following this method. This value is equal to the accounting value established in accordance with IFRS. Option-pricing models require the use of highly subjective estimates and assumptions including the expected stock price volatility. Changes in the underlying assumptions can materially affect the fair value estimates and therefore, in management’s opinion, existing models do not necessarily provide a reliable measure of the fair value of Americas Silver Common Shares and option-based awards. Sums in this column are not cash but are fair market value of the Americas Silver options granted and the date of grant.

Retainer and Meeting Fees
The Compensation and Corporate Governance Committee considers annually and makes a recommendation to the board of directors regarding the adequacy and form of directors’ compensation.
•
Currently all non-executive directors receive a monthly retainer of C$3,333 payable quarterly in arrears.

•
Directors asked to perform special assignments at the request of the Chief Executive Officer are to be paid at the rate of C$2,000/day.

•
Directors who are employees of Americas Silver receive no additional compensation for serving on the board of directors.

•
Directors submit for reimbursement receipts for expenses that would reasonably be expected to be incurred by such director in carrying out his duties.

•
Effective July 1, 2016, the board of directors’ fees (referenced above) are paid quarterly in arrears, in: cash (up to 80% of the amount); and DSUs (at least 20% and up to 100% of the amount) at the discretion of each of the directors.

Americas Silver pays the Chairman of the board of directors an annual retainer of C$20,000. In addition, Americas Silver paid annual retainer amounts to its directors for their service as chairs and members of then committees of the board of directors in such period, in the amounts and as set out below:
Committee	Committee Chairman C($)	Other Committee Members C($)
Audit Committee	15,000	7,500
Compensation & Corporate Governance Committee	7,500	5,000
Sustainability and Technical Committee	10,000	7,500

Outstanding Share-Based Awards and Option-Based Awards as at December 31, 2017
The following table sets forth information concerning all awards outstanding as of December 31, 2017 to non-executive directors of Americas Silver. This includes awards granted in prior years.
Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised option (#)	Option exercise price C($)	Option expiration date	Value of unexercised in-the-money options(1) C($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested C($)	Market or payout value of vested share-based awards not paid out or distributed C($)(2)
Alex Davidson	33,333	2.34	30/01/2018	74,666	Nil	Nil	299,990
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Alan Edwards	33,333	2.34	30/01/2018	74,666	Nil	Nil	189,731
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Bradley Kipp	33,333	2.34	30/01/2018	74,666	Nil	Nil	267,454
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Peter Hawley	33,333	2.34	30/01/2018	74,666	Nil	Nil	203,572
	41,666	5.70	24/05/2018	Nil
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Gordon Pridham	33,333	2.34	30/01/2018	74,666	Nil	Nil	166,895
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Lorie Waisberg	25,000	2.34	30/01/2018	56,000	Nil	Nil	180,631
	41,666	2.04	23/02/2019	105,832
	60,000	3.85	13/01/2020	43,800
Manuel Rivera	60,000	3.92	02/08/2020	39,600	Nil	Nil	5,821

Notes:
(1)
Calculated based on the difference between C$4.58, the closing price of the Americas Silver Common Shares on the TSX on December 31, 2017, and the exercise price of the Americas Silver options. The value shown in this column does not represent the actual value the individual director could receive. The actual gain, if any, on exercise will depend on the value of the Americas Silver Common Shares on the date of exercise.

(2)
Amounts represent DSUs granted to the directors as deferred payments of the directors’ annual retainer. The DSUs are redeemable for either cash or Americas Silver Common Shares. The market or payout value is based on closing price at December 31, 2017.

Incentive Plan Awards — Value Vested or Earned During the 12-Month Period Ended December 31, 2017
Name	Option-based awards-Value vested during the year(1) C($)	Share-based awards-Value vested during the year(2) C($)	Non-equity incentive plan compensation-Value earned during the year(3) C($)
Alex Davidson	58,722	142,332	Nil
Alan Edwards	58,722	52,608	Nil
Bradley Kipp	58,722	116,618	Nil
Peter J. Hawley	58,722	54,314	Nil
Gordon Pridham	58,722	47,433	Nil
Lorie Waisberg	58,722	53,871	Nil
Manuel Rivera	Nil	5,821	Nil

(1)
Calculated using the difference between the exercise price and the closing price of the Americas Silver Common Shares on the TSX immediately before the vesting date. The value shown in this column does not represent the actual value the individual director could receive. The actual gain, if any, on exercise will depend on the value of the Americas Silver Common Shares on the date of exercise.

(2)
The amounts posted represent RSUs granted to defer payment of an annual incentive bonus. The RSUs are either cash settled or settled either for cash or for Americas Silver Common Shares.

Share Ownership Requirement
Americas Silver does not currently have a formal minimum share ownership policy for directors and named executive officers (“NEOs”). However, a minimum of 20% of each director’s remuneration is payable in DSUs thus ensuring that the interests of directors and shareholders are aligned.
Securities Authorized For Issuance under Equity Compensation Plans
The following table provides information as of December 31, 2017 concerning Americas Silver options outstanding pursuant to Americas Silver’s stock option plan, which was amended and restated dated January 30, 2015 (as so amended and restated, the “Americas Silver Stock Option Plan”), RSUs outstanding pursuant to Americas Silver’s Restricted Share Unit Plan, which was amended and restated dated February 23, 2016 (as so amended and restated, the “Americas Silver RSU Plan”), and the DSUs outstanding pursuant to Americas Silver’s Deferred Share Unit Plan, dated July 1, 2015 (the “Americas Silver DSU Plan”), each which has been approved by shareholders:
	Number of Common Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options C($)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved By Shareholders – Stock Option Plan	2,316,264	3.06	1,833,431
Equity Compensation Plans Approved By Shareholders – DSUs(1)	286,919	N/A	1,546,512
Equity Compensation Plans Approved By Shareholders – RSUs(2)	197,059	N/A	1,349,453
Total	2,800,242	3.06	1,349,453

Notes:
(1)
DSUs granted as deferred payment of director’s annual retainer payments.

(2)
RSUs granted as deferred payment of annual incentive bonus for officers.

Americas Silver Stock Option Plan
Americas Silver’s Stock Option Plan was first approved by shareholders at the annual and special meeting of shareholders held on April 30, 2007 and reconvened on May 1, 2007 and was subsequently re-approved by shareholders at the annual general and special meeting of shareholders of Americas Silver on June 15, 2010 and at the annual and special meeting held on June 13, 2013. Americas Silver’s Stock Option Plan was amended and restated effective January 30, 2015 and the Americas Silver Stock Option Plan was approved by Americas Silver Shareholders at the annual and special meeting of shareholders of Americas Silver held on May 17, 2016.
RSU Plan
The Americas Silver board of directors adopted the Americas Silver RSU Plan dated effective January 30, 2015 for cash only redemption of grants. The Americas Silver board of directors subsequently amended the plan effective February 23, 2016 to allow for either cash redemption or security-based redemption of option of Americas Silver, and the Americas Silver RSU Plan was approved by shareholders at the annual and special meeting of shareholders held on May 17, 2016.
DSU Plan
The Americas Silver DSU Plan, dated effective July 1, 2015, was approved by shareholders of Americas Silver at the annual and special meeting of shareholders held on May 17, 2016.
Americas Silver Executive Compensation
Summary Compensation Table
The following table sets forth the compensation awarded, paid to or earned by Americas Silver’s NEOs during the fiscal year ended December 31, 2017.
Name and principal position	Year	Salary ($)(1)	Non-equity discretionary annual incentive plan(2) ($)	Share-based awards(3) ($)	Option-based awards(4) ($)	All other compensation ($)	Total Compensation ($)
Darren Blasutti	2017	250,270	161,434	67,260	278,533	582	758,079
	2016	246,212	169,886	93,438	216,465	521	726,522
	2015	254,162	Nil	147,583	90,810	357	492,912
Daren Dell	2017	219,467	81,971	34,155	181,937	582	518,112
	2016	211,174	84,529	46,491	121,827	521	464,542
	2015	183,779	Nil	65,405	49,840	357	299,381
Warren Varga	2017	215,617	68,728	28,637	150,127	2,239	465,348
	2016	207,860	70,313	38,672	104,744	1,994	423,583
	2015	215,060	Nil	77,783	51,431	1,370	345,644
Peter McRae	2017	202,141	63,674	26,531	133,847	1,886	428,079
	2016	191,288	63,750	35,063	97,240	1,679	389,020
	2015	183,779	Nil	66,553	49,840	1,154	301,326
Shawn Wilson	2017	154,012	34,162	14,234	75,879	582	278,869
	2016	56,818	11,932	4,972	25,158	19,167	118,047

Notes:
(1)
All amounts in U.S. dollars. Amounts that were paid in Canadian dollars have been converted to U.S. dollars using an exchange rate of 1.28 for 2015, 1.32 for 2016, and 1.30 for 2017.

(2)
Amounts posted represent cash payment of annual incentive plan for 2017 with amount typically paid early in the following year.

(3)
Amounts posted represent value of RSUs granted in respect of the covered year.

(4)
Granted in respect of the covered year. The fair value of option-based awards is determined in accordance with ‘IFRS 2 Share-based payment’ of IFRS. Americas Silver uses the Black-Scholes model to estimate fair value of Americas Silver options annually granted and is determined by multiplying the number of Americas Silver options granted by their value following this method. This value is equal to the accounting value established in accordance with IFRS. Option-pricing models require the use of highly subjective estimates and assumptions including the expected stock price volatility. Changes in the underlying assumptions can materially affect the fair value estimates and, therefore, in management’s opinion, existing models do not necessarily provide a reliable measure of the fair value of the Americas Silver Common Shares and option-based awards. Sums in this column are not cash but are fair market value of the Americas Silver options granted on the date of grant.

Outstanding Share-Based Awards and Option-Based Awards
The following table sets forth information concerning all awards outstanding as of December 31, 2017 granted by Americas Silver to NEOs. This includes awards granted in prior years.
	OPTION-BASED AWARDS				SHARE-BASED AWARDS
Name	Number of securities underlying unexercised options (#)	Option exercise price C($)	Option expiration date	Value of unexercised in-the-money(1) options C($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested C($)	Market or payout value of vested share-based awards not paid out or distributed C($)(2)
Darren Blasutti	83,333	2.34	30/01/2018	186,666	Nil	Nil	353,109
	166,666	2.04	23/02/2019	423,332
	200,000	3.85	13/01/2020	146,000
Daren Dell	50,000	2.34	30/01/2018	112,000	Nil	Nil	163,437
	83,333	2.04	23/02/2019	211,666
	125,000	3.85	13/01/2020	91,250
Warren Varga	50,000	2.34	30/01/2018	112,000	Nil	Nil	171,636
	83,333	2.04	23/02/2019	211,666
	90,000	3.85	13/01/2020	65,700
Peter McRae	16,666	2.34	30/01/2018	37,332	Nil	Nil	149,555
	83,333	2.04	23/02/2019	211,666
	75,000	3.85	13/01/2020	54,750
Shawn Wilson	50,000	3.85	13/01/2020	36,500	Nil	Nil	8,977

Notes:
(1)
Calculated based on the difference between C$4.58, the closing price of the Americas Silver Common Shares on the TSX on December 31, 2017 and the exercise price.

(2)
Amounts represent vested RSUs granted to the NEOs as deferred payment of incentive awards. The RSUs are redeemable for Americas Silver Common Shares or cash (at Americas Silver’s option). The market payout value is based on the closing price at December 31, 2017.

Incentive Plan Awards — Value Vested or Earned
The following table sets forth information concerning all awards outstanding as of December 31, 2017 granted by Americas Silver to NEOs. This includes awards granted in prior years.
Name	Option-based awards-Value vested during the year(1) C($)	Share-based awards-Value vested during the year(2) C($)	Non-equity incentive plan compensation-Value earned during the year(3) C($)
Darren Blasutti	200,555	258,171 (cash or share settled)	209,625
Daren Dell	106,001	119,495 (cash or share settled)	106,448
Warren Varga	106,001	125,492 (cash or share settled)	89,250
Peter McRae	106,001	109,349 (cash or share settled)	82,688
Shawn Wilson	Nil	6,563 (cash or share settled)	44,363

Notes:
(1)
Calculated using the difference between the exercise price and the closing price of the Americas Silver Common Shares on the TSX immediately before the vesting date. The value shown in this column does not represent the actual value the individual NEO could receive. The actual gain, if any, on exercise will depend on the value of the Americas Silver Common Shares on the date of exercise.

(2)
The amounts posted represent RSUs granted to defer payment of an annual incentive bonus. The RSUs are either cash settled or settled either for cash or for Americas Silver Common Shares.

(3)
These amounts represent cash bonuses paid to the NEOs, relating to performance as determined at the discretion of the Compensation and Corporate Governance Committee.

Pension Plan Benefits
Americas Silver does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits at, following or in connection with retirement to its directors or officers.
Treatment of Pershing Gold Options and Pershing Gold RSUs
Stock Options
Each outstanding Pershing Gold Option, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) the Common Stock Consideration for each share of Pershing Gold Common Stock which would have been issued upon the exercise of the Pershing Gold Option. Any Pershing Gold Option that has an exercise price per share that is greater than or equal to the fair market value on the closing date of the Transaction will be cancelled at the Effective Time for no consideration or payment. Based on the current market price of Pershing Gold Common Stock, it is not expected that any Americas Silver Common Shares will be issuable in connection with the cancellation of the Pershing Gold Options. For more information regarding the treatment of the Pershing Gold Options in the Transaction, see “The Agreement and Plan of Merger — Treatment of Pershing Gold Options” at page 122 in this proxy statement/prospectus.
RSUs
At the Effective Time, each outstanding Pershing Gold RSU, whether vested or unvested, will automatically be cancelled and converted into the right to receive (without interest) the Common Stock Consideration for each share of Pershing Gold Common Stock underlying such Pershing Gold RSU. For more information on the treatment of the Pershing Gold RSUs in the Transaction, see “The Agreement and Plan of Merger — Treatment of Pershing Gold RSUs” at page 122 in this proxy statement/prospectus.

Financial Interest of Pershing Gold Directors and Officers in the Transaction
When considering the recommendation of Pershing Gold’s board of directors, you should be aware that certain of Pershing Gold’s executive officers and directors have interests in the Transaction other than their interests as Pershing Gold Stockholders generally, pursuant to individual agreements with certain officers and directors. These interests are different from your interests as a Pershing Gold Stockholder; however, the members of Pershing Gold’s board of directors have taken these additional interests into consideration. In addition, Mr. Alfers is expected to serve on the board of directors of Americas Silver following the Transaction. Furthermore, Mr. Alfers and Americas Silver expect to negotiate and enter into consulting arrangements pursuant to which Mr. Alfers will provide certain services to Americas Silver following completion of the Transaction.
For information regarding the beneficial ownership of Pershing Gold Stock held by Pershing Gold’s directors, executive officers and significant shareholders, see “Security Ownership of Certain Beneficial Owners and Management of Pershing Gold” on page 181.
In addition, completion of the Transaction will be considered a “change in control” under certain employment or change in control severance agreements entered into between Pershing Gold and certain of its executive officers, as described below under “Employment, Severance and Change in Control Agreements” which will entitle such executive officers, in certain circumstances, to payment of the amounts detailed below under “Golden Parachute Payments”. A “change in control” for purposes of the change in control agreements discussed below is deemed to occur if, among other things, any individual, entity or group accumulates (if over time, in any consecutive twelve months), directly, indirectly, beneficially or of record, 50.1% or more of the shares of the outstanding Pershing Gold Common Stock, whether by merger, consolidation, sale or other transfer of shares of Pershing Gold Common Stock (other than a merger or consolidation where the stockholders of Pershing Gold prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation. The closing of the Transaction with Merger Sub will trigger a change in control for purposes of these agreements.
Employment, Severance and Change in Control Agreements
The following discussion describes the different contractual arrangements and other rights of Pershing Gold’s executive officers that could be triggered in connection with a change in control of Pershing Gold and, with respect to double trigger arrangements, in the event that a termination of the executive’s employment was to occur in connection with a change of control.
Stephen Alfers, Chief Executive Officer
Pershing Gold entered into an amended and restated employment agreement (the “Alfers Employment Agreement”) with Mr. Alfers on June 28, 2015 that provides that Mr. Alfers will serve as Pershing Gold’s Chief Executive Officer until December 31, 2018, subject to renewal. Pursuant to the terms of the agreement, Mr. Alfers is entitled to a base salary of  $425,000 per year, subject to adjustment by the board of directors of Pershing Gold. Mr. Alfers will also receive an annual bonus if Pershing Gold meets or exceeds certain criteria adopted by the board of directors of Pershing Gold. The annual target bonus amount for Mr. Alfers is equal to 100% of his annualized base salary for that year if target levels of performance for that year are achieved, with greater or lesser amounts paid for performance above and below such target. Mr. Alfers’ bonus amounts are subject to claw-back rights in the event of certain restatements of Pershing Gold’s financial information for a period of three years.
Upon Mr. Alfers’ termination without “Cause” or upon Mr. Alfers’ resignation for “Good Reason”, in either case where such termination is outside of a “Change in Control Period”, Pershing Gold is required to pay to Mr. Alfers, in addition to any “Accrued Obligations” (in each case, as defined in the Alfers Employment Agreement), an amount equal to two times the sum of  (i) Mr. Alfers’ base salary plus (ii) the average of the actual bonus amounts paid to Mr. Alfers’ in the two years prior to termination. Such severance amount is payable in a lump sum.
In addition, upon Mr. Alfers’ termination without Cause within six months prior to or twenty-four months following a Change in Control (as defined in the Alfers Employment Agreement and with such period to be referred to as a “Change in Control Period”) or upon Mr. Alfers’ resignation for Good Reason during a Change in Control Period, Pershing Gold is required to pay to Mr. Alfers, in addition to any Accrued Obligations, an amount equal to two times the sum of  (i) Mr. Alfers’ base salary plus (ii) Mr. Alfers’ target bonus for the year of termination equal to Mr. Alfers’ base salary. Such double-trigger severance amount is payable in a lump sum. Additionally, upon such qualifying termination within the Change in Control Period, Mr. Alfers is entitled to accelerated vesting of any unvested equity awards that were granted prior to such Change in Control, however, all Pershing Gold Options held by Mr. Alfers are currently out-of-the-money and Mr. Alfers is, therefore, not expected to be entitled to receive any payment in respect of such accelerated Pershing Gold Options.
The severance benefits described above, other than any Accrued Obligations, are contingent upon Mr. Alfers executing and not revoking a general release of all claims substantially in the form attached to the Alfers Employment Agreement. In addition, in the event that the aggregate payments or distributions payable by Pershing Gold to Mr. Alfers pursuant to the Alfers Employment Agreement or otherwise would constitute “excess parachute payments” under Section 280G of the Code, then such payments and distributions would be either (i) delivered to Mr. Alfers in full, or (ii) delivered to such lesser extent that would result in no portion of the payments or distributions being subject to the limitations of Section 280G of the Internal Revenue Code, whichever results in the receipt by Mr. Alfers, on an after-tax basis, of the greatest amount of benefits.
In addition, the Alfers Employment Agreement contains the following restrictive covenants: (i) a perpetual confidentiality covenant, (ii) a non-competition covenant applicable during employment and for a period of one year thereafter, and (iii) an employee and customer non-solicitation covenant applicable during employment and for a period of one year thereafter.
In connection with the Alfers Employment Agreement, Mr. Alfers was awarded restricted stock units pursuant to a Restricted Stock Unit Grant Agreement dated June 28, 2015 (the “2015 RSU Agreement”). Under the terms of the 2015 RSU Agreement, Mr. Alfers was granted a total of 700,000 restricted stock units. 300,000 restricted stock units are time-based units and are fully vested as of the date hereof.
The remaining 400,000 restricted stock units (the “Performance RSUs”) are subject to vesting upon the attainment of certain performance-based milestones set forth in the 2015 RSU Agreement and, to the extent unvested, will become fully vested upon a Change in Control. For each fully vested Performance RSU, Mr. Alfers will be entitled to receive one share of Pershing Gold Common Stock upon the earlier of December 31, 2018, Mr. Alfers’ separation from service or death, or a 409A Change in Control (as defined in the 2015 RSU Agreement), all as set forth in the RSU Agreement. In June 2016, 120,000 Performance RSUs vested upon the attainment of certain performance-based milestones and in March 2017, 60,000 additional Performance RSUs vested upon the attainment of certain other performance-based milestones. As of the date hereof, 220,000 Performance RSUs remain unvested and will accelerate and become fully vested upon the consummation of the Transaction.
Pershing Gold and Mr. Alfers entered into a Restricted Stock Unit Grant Agreement dated March 21, 2017 (the “Alfers Bonus RSU Agreement”) pursuant to which Mr. Alfers was awarded 50,000 restricted stock units (the “Bonus RSUs”) as a discretionary bonus for his performance in 2016. The Bonus RSUs were fully vested on the date of grant. The Pershing Gold Common Stock underlying the Bonus RSUs will be issued upon the earlier of December 31, 2018, Mr. Alfers’ separation from service or death, or a 409A Change in Control (as defined in the Alfers Bonus RSU Agreement). Each Bonus RSU entitles Mr. Alfers to receive one share of Pershing Gold Common Stock within 30 days of the aforementioned events.
In connection with the Transaction, Pershing Gold has agreed to use commercially reasonable efforts to, with Americas Silver’s assistance and subject to Americas Silver’s written consent, negotiate and enter into certain retention arrangements with certain key employees of Pershing Gold, including Mr. Alfers. Prior to the execution of the Merger Agreement, management of Americas Silver held preliminary discussions with Mr. Alfers regarding Mr. Alfers’ resignation in connection with the Transaction and any such potential retention arrangements, which could include Mr. Alfers’ continued service with Pershing Gold for a certain period of time following closing of the Transaction in an advisory role or otherwise. No arrangement between Mr. Alfers and Pershing Gold has been concluded as of the date hereof and there is no assurance that any such arrangement will be concluded; however, Mr. Alfers and Americas Silver expect to negotiate and enter into consulting arrangements pursuant to which Mr. Alfers will provide certain services to Americas Silver following completion of the Transaction. In connection with the Transaction, Americas Silver has agreed to honor and comply with the terms of all severance payment obligations of Pershing Gold or its subsidiaries under the existing employment, consulting, change in control and severance agreements of Pershing Gold or its subsidiaries with certain key employees, including with Mr. Alfers.
Eric Alexander, Vice President Finance and Controller
Pershing Gold entered into a revised offer letter with Mr. Alexander on November 21, 2012, amended on February 8, 2013, pursuant to which Mr. Alexander joined Pershing Gold as Vice President Finance and Controller and is entitled to an annual base salary of  $175,000, subject to adjustments at the sole discretion of the Chief Executive Officer with the approval of the board of directors. In addition, Pershing Gold also entered into a severance compensation agreement with Mr. Alexander on November 21, 2012, as amended on November 19, 2015, September 15, 2016, January 11, 2017, December 21, 2017, and September 28, 2018 (as amended, the “Alexander Severance Compensation Agreement”). The term of the Alexander Severance Compensation Agreement expires on March 31, 2019.
Pursuant to the Alexander Severance Compensation Agreement, Mr. Alexander will be entitled to receive certain severance benefits upon termination of his employment during the term of the agreement either by Pershing Gold for any reason other than Cause, death, or Disability (as such terms are defined in the Alexander Severance Compensation Agreement) or by Mr. Alexander for Good Reason (as defined in the Alexander Severance Compensation Agreement). The amount of such benefits depends on whether the qualifying termination occurs prior to or after a Change in Control (as defined in the Alexander Severance Compensation Agreement). If the qualifying termination occurs prior to a Change in Control, Mr. Alexander is entitled to a severance payment equal to Mr. Alexander’s base salary plus the average of the annual cash bonuses paid to Mr. Alexander in the two years prior to separation. Such severance amount is payable in a lump sum on the sixtieth day following the qualifying termination. In addition, upon such qualifying termination, Mr. Alexander is entitled to twelve months of COBRA continuation paid by Pershing Gold. If the separation occurs within twelve months following a Change in Control, Mr. Alexander is entitled to a severance payment equal to 1.125 times the sum of  (a) Mr. Alexander’s base salary plus (b) the greater of  (i) the average annual cash bonus paid to Mr. Alexander in the two years prior to separation or (ii) the target bonus amount established for Mr. Alexander in the fiscal year in which the separation occurs or, if none, an amount equal to 80% of Mr. Alexander’s base salary. Such double-trigger severance amount is payable in a lump sum on the sixtieth day following the qualifying termination. In addition, upon such qualifying termination following a Change in Control, Mr. Alexander is entitled to eighteen months of COBRA continuation paid by Pershing Gold.
The severance benefits described above, other than any accrued obligations, are contingent upon Mr. Alexander executing and not revoking a general release of all claims substantially in the form attached to the Alexander Severance Compensation Agreement. In addition, in the event that the aggregate payments or distributions payable by Pershing Gold to Mr. Alexander pursuant to the Alexander Severance Compensation Agreement or otherwise would constitute “excess parachute payments” under Section 280G of the Code, then such payments and distributions would be either (i) delivered to Mr. Alexander in full, or (ii) delivered to such lesser extent that would result in no portion of the payments or distributions being subject to the limitations of Section 280G of the Code, whichever results in the receipt by Mr. Alexander, on an after-tax basis, of the greatest amount of benefits.
In addition, the Alexander Severance Compensation Agreement contains the following restrictive covenants: (i) a perpetual confidentiality covenant, (ii) a non-competition covenant applicable during employment and for a period of one year thereafter, and (iii) an employee and customer non-solicitation covenant applicable during employment and for a period of one year thereafter.
In connection with the Transaction, Pershing Gold has agreed to use commercially reasonable efforts to, with Americas Silver’s assistance and subject to Americas Silver’s written consent, negotiate and enter into certain retention arrangements with certain key employees of Pershing Gold, including Mr. Alexander. Prior to the execution of the Merger Agreement, management of Americas Silver held preliminary discussions with Mr. Alfers regarding Mr. Alexander’s resignation in connection with the Transaction and any such potential retention arrangements, which could include Mr. Alexander’s continued employment with Pershing Gold for a certain period of time following closing of the Transaction. No arrangement between Mr. Alexander and Pershing Gold has been concluded as of the date hereof and there is no assurance that any such arrangement will be concluded. In connection with the Transaction, Americas Silver has agreed to honor and comply with the terms of all severance payment obligations of Pershing Gold or its subsidiaries under the existing employment, consulting, change in control and severance agreements of Pershing Gold or its subsidiaries with certain key employees, including with Mr. Alexander.
Debra Struhsacker, Former Senior Vice President
Ms. Struhsacker resigned as Pershing Gold’s Senior Vice President on January 31, 2018, effective February 1, 2018. However, she remains a “named executive officer” for 2018 as such term is defined in Item 402(m)(2)(ii) of Regulation S-K.
On January 29, 2018, Pershing Gold and Ms. Struhsacker entered into a Consulting Agreement effective February 1, 2018 (the “Struhsacker Consulting Agreement”). Pursuant to the Struhsacker Consulting Agreement, Ms. Struhsacker is paid a retainer fee of  $15,000 per month for 60 hours of consulting services per month relating to Pershing Gold’s Relief Canyon Mine project and other exploration and mining projects. In addition, Ms. Struhsacker is paid an hourly rate of  $250 per hour for professional time required in excess of 60 hours per month. Ms. Struhsacker will be paid performance bonuses of up to an aggregate of  $300,000 in cash and Pershing Gold Options upon the achievement of certain performance milestones relating to Phase II of Pershing Gold’s Relief Canyon Mine project and government relations activities.
Golden Parachute Compensation
The following table sets forth the estimated amounts of  “golden parachute” compensation (for purposes of Item 402(t) of Regulation S-K) that each of Pershing Gold’s named executive officers could receive in connection with the Transaction pursuant to their respective change in control severance agreements and employment agreements, as described above under “Employment, Severance and Change in Control Agreements”. As Ms. Struhsacker’s employment with Pershing Gold terminated effective February 1, 2018, Ms. Struhsacker is not entitled to any compensation payable in connection with this Transaction. With respect to Messrs. Alfers and Alexander, the completion of the Transaction will constitute a “change of control” under such named executive officer’s employment or severance agreement, as applicable, and they will be entitled to receive the compensation summarized below in the event that either (i) the executive’s employment is terminated by Pershing Gold without cause, or (ii) the executive terminates their employment for good reason subsequent to the completion of the Transaction (a “qualifying termination”).
The amounts in the table assume, where applicable (and except as expressly noted), that each named executive officer’s employment is terminated in circumstances that would trigger the right to receive severance benefits and accelerated vesting in connection with a change in control of Pershing Gold under the agreements described above, and that such a qualifying termination of the executive’s employment occurred on the closing date of the Transaction. The actual amounts that would be paid upon a named executive officer’s termination of employment can be determined only at the time of such executive’s separation from Pershing Gold. As a result, the actual amounts received by a named executive officer may differ in material respects from the amounts set forth below (see “Proposal One — The Transaction —  Employment, Severance and Change in Control Agreements” at page 92 for additional information).
Name	Cash(1) ($)	Equity(2) ($)	Pension/ NQDC ($)	Perquisites/ Benefits(3) ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Stephen Alfers	1,700,000	345,400	Nil	Nil	Nil	Nil	2,045,400
Eric Alexander	405,000	Nil	Nil	44,477	Nil	Nil	449,477
Debra Struhsacker	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)
The amounts reported in this column represent the potential double-trigger cash severance payments that would be made to the named executive officer assuming a qualifying termination of the executive’s employment on the closing date of the Transaction in connection with the Transaction pursuant to the applicable named executive officer’s employment or severance compensation agreement, as applicable, as described above in the section entitled “Employment, Severance and Change in Control Agreements” beginning on page 92 of this proxy statement/prospectus. Ms. Struhsacker’s employment with Pershing Gold terminated effective February 1, 2018 and Ms. Struhsacker is, therefore, not entitled to any severance benefits payable in connection with this Transaction.
The severance amounts in this column are all “double-trigger” in nature, which means that payment of these amounts is conditioned upon a qualifying termination of employment following the Transaction. For the named executive officers other than Ms. Struhsacker, a qualifying termination must occur within 12 months of the Transaction in order for the named executive officer to become entitled to the amount reflected in the table.
(2)
For Mr. Alfers, the amount reported in this column represents the estimated value of 220,000 single-trigger restricted stock units which are unvested as of the date hereof and will accelerate and become fully vested upon the consummation of the Transaction. The amount equal to the aggregate value of Mr. Alfers’ restricted stock units for which vesting would be accelerated as reported in this column was calculated assuming a per share price of Pershing Gold Common Stock of  $1.57, which is equal to the average closing market price of Americas Silver’s stock over the first five business days following the first public announcement of the Transaction on September 30, 2018, multiplied by the Common Stock Exchange Ratio of 0.715.

In addition to Mr. Alfers’ unvested restricted stock units described above, the named executive officers hold the following restricted stock units, which are fully vested as of the date hereof and are, therefore, not included in the amounts reported in this column: Mr. Alfers holds 530,000 vested restricted stock units, Mr. Alexander holds vested 23,403 restricted stock units and Ms. Struhsacker holds 37,900 vested restricted stock units.
In addition, as of the date hereof, the named executive officers hold the following Pershing Gold Options, which will be treated as described in greater detail above in the section entitled “Treatment of Pershing Gold Options and Pershing Gold RSUs” beginning on page 91 of this proxy statement: Mr. Alfers holds 833,335 vested and 100,000 unvested Pershing Gold Options; Mr. Alexander holds 59,000 unvested Pershing Gold Options; and Ms. Struhsacker holds 44,446 vested and 63,000 unvested Pershing Gold Options. Vesting of any unvested Pershing Gold Options held by Pershing Gold’s named executive officers will be accelerated upon the consummation of the Transaction, however, all of the Pershing Gold Options held by the named executive officers, whether vested or unvested, are out-of-the-money. Therefore, the executives will not receive any payment in respect of the Pershing Gold Options and no amounts are reported in this column in respect thereof.
(3)
For Mr. Alexander, the amount reported in this column represents the estimated value of the payment of COBRA premiums for the period of 18 months following a qualifying termination in connection with the Transaction.

Effect of the Transaction on Pershing Gold Warrants
Pursuant to the Merger Agreement, Pershing Gold shall, to the extent permitted by the terms of the Pershing Gold Warrants, require the holder of each Pershing Gold Warrant to exercise the Pershing Gold Warrant prior to the closing date of the Transaction, and if the Pershing Gold Warrant is not exercised, the Pershing Gold Warrant shall terminate. If a Pershing Gold Warrant does not permit the treatment outlined in the foregoing sentence, then the applicable Pershing Gold Warrants shall in accordance with their terms be exchanged for warrants of Americas Silver having economically equivalent terms in accordance with the terms of the applicable Pershing Gold Warrant, such that the holder of the applicable Pershing Gold Warrant shall be entitled to receive, in lieu of shares of Pershing Gold Common Stock to which such holder was theretofore entitled upon such exercise and for the consideration payable therefor, the number of Americas Silver Common Shares which the holder would have been entitled to receive as a result of the transactions contemplated by the Transaction if, immediately prior to the closing date of the Transaction, such holder had been the registered holder of the number of shares of Pershing Gold Common Stock to which such holder would have been entitled if such holder had exercised such holder’s Pershing Gold Warrants immediately prior to the Effective Time.

Each replacement warrant shall, consistent with the terms of the Pershing Gold Warrants, contain appropriate provisions such that the provisions of each replacement warrant (including the exercise period and the exercise price and provision for adjustment of the exercise price) shall thereafter be maintained in each such replacement warrant as nearly equivalent as may be practicable in relation to such Pershing Gold Warrant. From and after the Effective Time, Americas Silver will comply with all of the terms and conditions set forth in each such replacement warrant.
In the event a holder of the Pershing Gold Warrants exercises its Pershing Gold Warrants and receives shares of Pershing Gold Common Stock pursuant to the terms of the Pershing Gold Warrant prior to the Effective Time, those shares of Pershing Gold Common Stock will be treated in the Transaction like all other shares of Pershing Gold Common Stock. If shares of Pershing Gold Common Stock are not considered to be regularly traded on an established securities market, certain non-U.S. holders of Pershing Gold Warrants who are greater than 5% holders as determined under Sections 897 and 1445 of the Code may become subject to U.S. tax withholding under the Foreign Investment in Real Property Tax Act as a result of the Transaction.
Material U.S. Federal Income Tax Considerations
General
The following general discussion sets forth the anticipated material U.S. federal income tax consequences applicable to U.S. holders (as defined below) and non-U.S. holders (as defined below) with respect to the receipt of Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction and to U.S. holders with respect to the ownership and disposition of such Americas Silver Common Shares or Americas Silver Preferred Shares. This discussion addresses only holders who hold their shares of Pershing Gold Common Stock or Series E Preferred Stock, and, after the Effective Time, U.S. holders who hold their Americas Silver Common Shares or Americas Silver Preferred Shares, as a capital asset within the meaning of Section 1221 of the Code (as defined below).
This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. holder or non-U.S. holder as a result of the Transaction or may apply to a U.S. holder as a result of the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares. This discussion does not take into account the individual facts and circumstances of any particular U.S. holder or non-U.S. holder that may affect the U.S. federal income tax consequences to the holder, including specific tax consequences to a holder under an applicable tax treaty. Except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. Accordingly, this discussion is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any holder. In addition, this discussion does not address the U.S. federal alternative minimum, U.S. federal estate and gift, Medicare contribution, U.S. state and local or non-U.S. tax consequences of the Transaction or the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares.
No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Transaction or the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.
This summary is based on the Code, U.S. Treasury regulations promulgated under the Code (whether final, temporary, or proposed), published rulings of the IRS, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable and, in each case, as in effect and available as of the date of this Registration Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.
This summary does not address holders subject to special tax rules, including without limitation, the following:
•
banks, financial institutions, underwriters, or insurance companies;

•
real estate investment trusts and regulated investment companies;

•
tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•
U.S. expatriates or former long-term residents of the United States;

•
entities or arrangements that are treated as partnerships for U.S. federal income tax purposes and investors in such partnerships;

•
dealers or traders in securities, commodities or currencies;

•
grantor trusts;

•
S corporations;

•
passive foreign investment companies;

•
controlled foreign corporations;

•
holders subject to the alternative minimum tax;

•
holders whose “functional currency” is not the U.S. dollar;

•
holders who received their shares of Pershing Gold Common Stock or Series E Preferred Stock, or, after the Transaction, U.S. holders who received their Americas Silver Common Shares or Americas Silver Preferred Shares, through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan;

•
holders who own (directly, indirectly or through attribution) 5% or more by vote or value of all outstanding Pershing Gold Stock, or, after the Transaction, U.S. holders who own (directly, indirectly or through attribution) 5% or more by vote or value of the outstanding Americas Silver Common Shares or Americas Silver Preferred Shares; or

•
holders holding shares of Pershing Gold Common Stock and Series E Preferred Stock, or, after the Transaction, U.S. holders holding Americas Silver Common Shares or Americas Silver Preferred Shares, as part of a straddle, synthetic security, hedge, constructive sale, conversion transaction or other integrated investment.

Holders that are subject to special provisions under the Code, including U.S. holders described immediately above, should consult their tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Transaction and the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares.
If an entity or arrangement that is classified as a partnership (including any other “pass-through” entity) for U.S. federal income tax purposes holds shares of Pershing Gold Common Stock or Series E Preferred Stock (or after the Transaction, Americas Silver Common Shares or Americas Silver Preferred Shares), the U.S. federal income tax consequences to such partnership and the partners (or owners) of such partnership of participating in the Transaction and the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction generally will depend on the activities of the partnership and the status of such partners (or owners). This summary does not address the tax consequences to any such partnership or partner (or owner). Partners (or owners) of entities and arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Transaction and the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction.
As used in this discussion, a “U.S. holder” means a beneficial owner of shares of Pershing Gold Common Stock or Series E Preferred Stock or, after the Transaction, Americas Silver Common Shares or Americas Silver Preferred Shares who is, for U.S. federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any state or political subdivision thereof, (iii) a trust that (A) is subject to the primary jurisdiction of a court within the United States and the control of one or more U.S. persons with respect to all of its substantial decisions, or (B) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person, or (iv) an estate that is subject to U.S. federal income tax on its income, regardless of source.
As used in this discussion, a “non-U.S. holder” is a beneficial owner of shares of Pershing Gold Common Stock or Series E Preferred Stock or, after the Transaction, Americas Silver Common Shares or Americas Silver Preferred Shares, participating in the Transaction or exercising dissenter’s rights that is not a U.S. holder and is not an entity classified as a partnership for U.S. federal income tax purposes.
Transactions Not Addressed
This summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Transaction (whether or not any such transactions are undertaken in connection with the Transaction), including, without limitation, the following:
(a)
any conversion into shares of Pershing Gold Common Stock, Series E Preferred Stock, Americas Silver Common Shares or Americas Silver Preferred Shares of any notes, debentures or other debt instruments;

(b)
any vesting, conversion, assumption, disposition, exercise, exchange, or other transaction involving any rights to acquire shares of Pershing Gold Common Stock, Series E Preferred Stock, Americas Silver Common Shares or Americas Silver Preferred Shares, including the Pershing Gold Options and the Pershing Gold Warrants; and

(c)
any transaction, other than the Transaction, in which shares of Pershing Gold Common Stock, Series E Preferred Stock, Americas Silver Common Shares or Americas Silver Preferred Shares are acquired.

Please consult your own tax advisor as to the specific tax consequences of the Transaction and the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares, including the applicable U.S. federal, state, local and non-U.S. tax consequences to you of the Transaction and the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares.
Material U.S. Federal Income Tax Considerations of the Transaction to U.S. Holders
Exchange of Shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares under the Transaction
Qualification of the Transaction as a Reorganization under Section 368(a) of the Code
The Transaction is intended to qualify as a reorganization under Section 368(a) of the Code. In such case, and subject to the potential application of Section 367 of the Code as discussed below under the section entitled “— Potential Application of Section 367 of the Code” at page 100, the U.S. federal income tax consequences of the Transaction to U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock, except as described below with respect to a U.S. holder of Pershing Gold Common Stock or Series E Preferred Stock that owns, directly or by attribution, 5% or more by vote or value of all outstanding Americas Silver shares immediately after the Transaction (a “5% U.S. Holder”), should be as follows:
(a)
a U.S. holder will not recognize gain or loss as a result of the Transaction;

(b)
the U.S. holder’s aggregate tax basis of Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will be the same as the aggregate tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered in exchange therefor; and

(c)
the U.S. holder’s holding period of the Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered therefor.

A 5% U.S. Holder will generally qualify for the treatment described above only if the 5% U.S. Holder timely files a “gain recognition agreement,” as defined in applicable U.S. Treasury regulations promulgated under Section 367(a) of the Code, with the IRS. A 5% U.S. Holder who fails to file a gain recognition agreement with the IRS will not qualify for the treatment described above, and instead will recognize gain (but not loss) in the merger in the amount, if any, by which the value of the Americas Silver Common Shares or Americas Silver Preferred Shares received by the 5% U.S. Holder exceeds such holder’s adjusted tax basis in its Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor. Any gain so recognized would generally be treated as capital gain which would be long-term capital gain if the holding period with respect to such shares of Pershing Gold Common Stock or Series E Preferred Stock is more than one year as of the Effective Time. Preferential tax rates apply to long-term capital gains of a 5% U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a 5% U.S. Holder that is a corporation. The adjusted tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares received by the 5% U.S. Holder would be equal to the adjusted tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor increased by the amount of gain recognized. The 5% U.S. Holder would not recognize any loss in such holder’s Pershing Gold Common Stock or Series E Preferred Stock and would not be permitted to net any such losses against any gain recognized with respect to other shares of Pershing Gold Common Stock or Series E Preferred Stock. In addition, the 5% U.S. Holder’s holding period of the Americas Silver Common Shares or Americas Silver Preferred Shares received pursuant to the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor. Each such 5% U.S. Holder should consult its own tax advisor concerning the decision to file a gain recognition agreement, the procedures to be followed in connection with that filing, and other applicable considerations.
Potential Application of Section 367 of the Code
Section 367(a) of the Code generally requires U.S. shareholders to recognize gain (but not loss) when stock of a U.S. corporation is exchanged for stock of a non-U.S. corporation in an exchange that would otherwise qualify for non-recognition treatment. Current U.S. Treasury regulations provide that Section 367(a) would apply if either (i) the U.S. shareholders of the acquired U.S. corporation receive more than 50% (by vote or value) of the stock of the non-U.S. corporation, or (ii) the non-U.S. corporation fails to meet the “active trade or business test”. The “active trade or business test” generally requires (I) the non-U.S. corporation to be engaged in an “active trade or business” outside of the U.S. for the 36 month period immediately before the exchange and neither the U.S. nor the non-U.S. corporation have an intention to substantially dispose of or discontinue such trade or business, and (II) the fair market value of the non-U.S. corporation to be at least equal to the fair market value of the U.S. corporation, as specifically determined for purposes of Section 367 of the Code, as of the closing of the Transaction. The Transaction should not satisfy either of the requirements of the current U.S. Treasury regulations, described above, for the application of Section 367(a) to a U.S. holder’s transfer of shares of Pershing Gold Common Stock or Series E Preferred Stock to Americas Silver in exchange for Americas Silver Common Shares or Americas Silver Preferred Shares.
However, the recently enacted Tax Cut and Jobs Act removed an exception to the application of Section 367(a) for the transfer of property by a U.S. person to a foreign corporation for use by such foreign corporation in the active conduct of a trade or business outside the United States. It is uncertain whether the repeal of this exception to Section 367(a) for the transfer of property used in the active conduct of a trade or business outside the United States has, or will have, any impact on the exception to Section 367(a) currently provided in the U.S. Treasury regulations for the transfer of stock in a U.S. corporation to a foreign corporation described above.

If the Transaction is treated as a reorganization under Section 368(a) of the Code, but it is determined that Section 367(a) of the Code does apply to the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock by a U.S. holder, then, the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares will generally result in the following U.S. federal income tax consequences:
(a)
a U.S. holder of shares of Pershing Gold Common Stock or Series E Preferred Stock will recognize gain, if any, in an amount equal to the excess of  (i) the sum of the fair market value of the Americas Silver Common Shares or Americas Silver Preferred Shares received by such holder, over (ii) such holder’s adjusted tax basis in the Pershing Gold Common Stock or Series E Preferred Stock therefor;

(b)
a U.S. holder would not recognize any loss in such holder’s Pershing Gold Common Stock or Series E Preferred Stock and would not be permitted to net any such losses against any gain recognized with respect to other Pershing Gold Common Stock or Series E Preferred Stock;

(c)
The adjusted tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares received would be equal to the adjusted tax basis of the shares of Pershing Gold Common Stock or Series E Preferred Stock exchanged therefor increased by the amount of gain recognized; and

(d)
the holding period of Americas Silver Common Shares or Americas Silver Preferred Shares received by a U.S. holder in the Transaction will include the holding period of the shares of Pershing Gold Common Stock or Series E Preferred Stock surrendered therefor.

Any gain described in clause (a) immediately above would be capital gain, which would be long-term capital gain if the holding period with respect to such shares of Pershing Gold Common Stock or Series E Preferred Stock is more than one year as of the Effective Time. Preferential tax rates apply to long-term capital gains of a U.S. holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. holder that is a corporation.
U.S. holders of Pershing Gold Common Stock or Series E Preferred Stock should consult their independent tax advisors regarding the qualification of the transactions described above as a transfer described as a reorganization under section 368(a) of the Code. U.S. holders are cautioned that the potential application of Section 367(a) of the Code to the Transaction is complex. Accordingly, U.S. holders should consult with their independent tax advisor regarding the potential application of Section 367(a) of the Code in their particular situation, including whether they should potentially proceed on the basis that the exchange of Pershing Gold Common Stock or Series E Preferred Stock pursuant to the Transaction will require the U.S. holder to recognize gain (but not loss) for U.S. federal income tax purposes.
U.S. Holders Exercising Dissenter’s Rights
A U.S. holder that exercises dissenter’s rights in the Transaction and is paid cash in exchange for all of such U.S. holder’s shares of Series E Preferred Stock generally will recognize gain or loss in an amount equal to the difference, if any, between (a) the amount of cash received by such U.S. holder in exchange for shares of Series E Preferred Stock (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (b) the adjusted tax basis of such U.S. holder in such shares of Series E Preferred Stock surrendered. Such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if such shares of Series E Preferred Stock have been held for more than one year. Preferential tax rates apply to long-term capital gains of a U.S. holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.
Material U.S. Federal Income Tax Considerations to U.S. Holders of Owning Americas Silver Common Shares or Americas Silver Preferred Shares
The following discussion is subject, in its entirety, to the rules described below under the heading “Passive Foreign Investment Company Rules.”

Taxation of Distributions
A U.S. holder that receives a distribution, including a constructive distribution, with respect to Americas Silver Common Shares or Americas Silver Preferred Shares will be required to include the amount of the distribution in gross income as a dividend (without reduction for any foreign income tax withheld from the distribution) to the extent of the current or accumulated “earnings and profits” of Americas Silver, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of Americas Silver, the distribution will be treated first as a tax-free return of capital to the extent of a U.S. holder’s tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares and thereafter as a gain from the sale or exchange of the Americas Silver Common Shares or Americas Silver Preferred Shares (see “Sale or Other Taxable Disposition of Americas Silver Common Shares or Americas Silver Preferred Shares” immediately below). However, Americas Silver may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. holder may have to assume that any distribution by Americas Silver with respect to its Americas Silver Common Shares will constitute ordinary dividend income. Dividends received on Americas Silver Common Shares or Americas Silver Preferred Shares by corporate U.S. holders generally will not be eligible for the “dividends received deduction.” Subject to applicable limitations and provided either (i) Americas Silver is eligible for the benefits of the Canada-U.S. Tax Convention, or (ii) the Americas Silver Common Shares or Americas Silver Preferred Shares are readily tradable on an established securities market in the United States, dividends paid by Americas Silver to non-corporate U.S. holders generally will be eligible for the preferential tax rates applicable to “qualified dividends”, provided certain holding period and other conditions are satisfied, including that Americas Silver is not a “passive foreign investment company” or “PFIC” (as defined below in the section entitled “Passive Foreign Investment Company Rules”) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. holder should consult its own tax advisor regarding the application of such rules.
Sale or Other Taxable Disposition of Americas Silver Common Shares or Americas Silver Preferred Shares
A U.S. holder will recognize gain or loss on the sale or other taxable disposition of Americas Silver Common Shares or Americas Silver Preferred Shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received (other than amounts, if any, that are, or are deemed to be, interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income), and (b) the U.S. holder’s tax basis in the Americas Silver Common Shares or Americas Silver Preferred Shares sold or otherwise disposed of. Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if, at the time of the sale or other disposition, the Americas Silver Common Shares or Americas Silver Preferred Shares have been held for more than one year.
Preferential tax rates apply to long-term capital gains of a U.S. holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.
Conversion of Americas Silver Convertible Preferred Shares into Common Shares
Generally, a U.S. holder will not recognize any gain or loss in respect of the receipt of Americas Silver Common Shares upon the conversion of the Americas Silver Preferred Shares received in the Reorganization into Americas Silver Common Shares pursuant to the conversion right granted to such shares. provided that gain or loss may be recognized to the extent of any cash received in lieu of fractional shares, and any Americas Silver Common Shares attributable to dividends in arrears will be treated as a distribution as described above under “Taxation of Distributions.” The adjusted tax basis of Americas Silver Common Shares that a U.S. holder receives on conversion will equal the adjusted tax basis of the Americas Silver Preferred Shares converted, and the holding period of such Americas Silver Common Shares received on conversion will include the period during which the U.S. holder held the Americas Silver Preferred Shares prior to conversion.
In the event a U.S. holder’s Americas Silver Preferred Shares are converted pursuant to an election by such U.S. holder in the case of certain acquisitions or fundamental changes or pursuant to certain other transactions (including our consolidation or merger into another person), the tax treatment of such a conversion will depend upon the facts underlying the particular transaction triggering such a conversion. In this regard, it is possible that any related adjustments of the conversion rate would be treated as a constructive distribution to the U.S. holder as described below under “— Tax Consequences Applicable to U.S. Holders — Constructive Dividends on Americas Silver Preferred Shares.” U.S. holders should consult their own tax advisors to determine the specific tax treatment of a conversion under such circumstances.
Constructive Dividends on Americas Silver Preferred Shares
The conversion rate of Americas Silver Preferred Shares is subject to adjustment under certain circumstances, as described above under “Proposal One — The Transaction — Americas Silver Preferred Shares” on page 59. Section 305(c) of the Code and Treasury regulations thereunder will treat a U.S. holder of Americas Silver Preferred Shares as having received a constructive distribution includable in such U.S. holder’s income in the manner as described above under “Taxation of Distributions,” if and to the extent that certain adjustments in the conversion rate (or failures to make such an adjustment) increase the proportionate interest of such U.S. holder in the earnings and profits of Americas Silver. In certain other circumstances, an adjustment to the conversion rate of the Americas Silver Preferred Shares or a failure to make such an adjustment could potentially give rise to constructive distributions to U.S. holders of Americas Silver Common Shares. Thus, under certain circumstances, U.S. holders may recognize income in the event of a constructive distribution even though they may not receive any cash or property.
Passive Foreign Investment Company Rules
If Americas Silver were to constitute a passive foreign investment company, or a PFIC, for any year during a U.S. holder’s holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. holder resulting from the acquisition, ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares. Americas Silver believes that it was not a PFIC for the tax year ended December 31, 2017. Based on current business plans and financial expectations, Americas Silver expects that it will not be a PFIC for the current tax year ending December 31, 2018. Americas Silver has made no determination regarding its PFIC status for future tax years. However, PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question, and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that Americas Silver has never been, and will not become, a PFIC for any tax year during which U.S. holders hold Americas Silver Common Shares or Americas Silver Preferred Shares. No opinion of legal counsel or ruling from the IRS concerning the status of Americas Silver as a PFIC has been obtained or is currently planned to be requested.
In any year in which Americas Silver is classified as a PFIC, a U.S. holder will be required to file an annual report with the IRS containing such information as Treasury regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. holders should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.
Americas Silver generally will be a PFIC if, after the application of certain “look-through” rules with respect to subsidiaries in which Americas Silver holds at least 25% of the value of such subsidiary, for a tax year, (a) 75% or more of the gross income of Americas Silver for such tax year is passive income or (b) 50% or more of the value of Americas Silver’s assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets. “Gross income” generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all (85% or more) of a foreign corporation’s commodities are stock in trade or inventory, depreciable property used in a trade or business or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

If Americas Silver were a PFIC in any tax year during which a U.S. holder held Americas Silver Common Shares or Americas Silver Preferred Shares, such holder generally would be subject to special rules with respect to “excess distributions” made by Americas Silver on the Americas Silver Common Shares and with respect to gain from the disposition of Americas Silver Common Shares or Americas Silver Preferred Shares. An “excess distribution” generally is defined as the excess of distributions with respect to the Americas Silver Common Shares or Americas Silver Preferred Shares received by a U.S Holder in any tax year over 125% of the average annual distributions such U.S. holder has received from Americas Silver during the shorter of the three preceding tax years, or such U.S. holder’s holding period for the Americas Silver Common Shares or Americas Silver Preferred Shares. Generally, a U.S. holder would be required to allocate any excess distribution or gain from the disposition of the Americas Silver Common Shares or Americas Silver Preferred Shares ratably over its holding period for the Americas Silver Common Shares or Americas Silver Preferred Shares. Such amounts allocated to the year of the disposition or excess distribution would be taxed as ordinary income, and amounts allocated to prior tax years would be taxed as ordinary income at the highest tax rate in effect for each such year and an interest charge at the rate applicable to underpayments of tax would apply. Any distribution made by Americas Silver that does not constitute an “excess distribution” generally will be treated in the manner described above under “Material U.S. Federal Income Tax Consequences to U.S. Holders of Owning Americas Silver Common Shares-Taxation of Distributions,” except that the preferential tax rate applicable to “qualified dividends” would not apply with respect to the Americas Silver Common Shares or Americas Silver Preferred Shares.
While there are U.S. federal income tax elections that can be made to mitigate the above-described adverse tax consequences (including the “QEF Election” under Section 1295 of the Code and the “Mark-to-Market Election” under Section 1296 of the Code), such elections are available in limited circumstances and must be made in a timely manner. A U.S. holder who makes a QEF Election generally must report on a current basis its share of Americas Silver’s net capital gain and ordinary earnings for any year in which Americas Silver is a PFIC, whether or not Americas Silver distributes any amounts to its shareholders. However, U.S. holders should be aware that there can be no assurance that Americas Silver will satisfy the record keeping requirements that apply to a QEF, or that Americas Silver will supply U.S. holders with information that such U.S. holders require to report under the QEF Election rules, in the event that Americas Silver is a PFIC and a U.S. holder wishes to make a QEF Election. Thus, U.S. holders may not be able to make a QEF Election with respect to their Americas Silver Common Shares. A U.S. holder who makes a mark-to-market election generally must include as ordinary income each year the excess of the fair market value of the Americas Silver Common Shares or Americas Silver Preferred Shares over the taxpayer’s basis therein.
U.S. holders should be aware that, for each tax year, if any, that Americas Silver is a PFIC, Americas Silver can provide no assurances that it will satisfy the record keeping requirements or make available to U.S. holders the information such U.S. holders require to make a QEF Election with respect to Americas Silver or any subsidiary that also is classified as a PFIC. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of Americas Silver Common Shares or Americas Silver Preferred Shares, and the availability of certain U.S. tax elections under the PFIC rules.
Additional Considerations
Foreign Tax Credit
A U.S. holder that pays (whether directly or through withholding) Canadian income tax in connection with the Transaction or in connection with the ownership or disposition of Americas Silver Common Shares or Americas Silver Preferred Shares may be entitled, at the election of the U.S. holder, to receive either a deduction or a credit for the Canadian income tax paid. Generally, a credit will reduce a U.S. holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly, or through withholding) by a U.S. holder during a year.
Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. holder’s U.S. federal income tax liability that the U.S. holder’s “foreign source” taxable income bears to the U.S. holder’s worldwide taxable income. In applying this limitation, a U.S. holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source.” Generally, dividends paid by a foreign corporation should be treated as “foreign source” for this purpose, and gains recognized on the sale of stock of a foreign corporation by a U.S. holder should be treated as “U.S. source” for this purpose, except as otherwise provided in an applicable income tax treaty, and if an election is properly made under the Code. However, the amount of a distribution with respect to the Americas Silver Common Shares or Americas Silver Preferred Shares that is treated as a “dividend” may be lower for U.S. federal income tax purposes than it is for Canadian federal income tax purposes, which would result in a reduced foreign tax credit allowance to a U.S. holder. In addition, this limitation is calculated separately with respect to specific categories of income. Special foreign tax credit rules apply for foreign income taxes paid with respect to any distribution on shares of a PFIC. The foreign tax credit rules are complex, and each U.S. holder should consult its own U.S. tax advisor regarding the foreign tax credit rules.
Foreign Currency
The amount of any distribution or proceeds paid in Canadian dollars to a U.S. holder in connection with the ownership of Americas Silver Common Shares or Americas Silver Preferred Shares, or on the sale, exchange or other taxable disposition of Americas Silver Common Shares or Americas Silver Preferred Shares, or any Canadian dollars received in connection with the Transaction (including, but not limited to, U.S. holders exercising dissenter’s rights under the Transaction), will generally be included in the gross income of a U.S. holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of such amount, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. holder will have a basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Any U.S. holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally would be “U.S. source” income or loss for foreign tax credit purposes. Different rules apply to U.S. holders who use the accrual method with respect to foreign currency received upon the sale, exchange or other taxable disposition of the shares of Pershing Gold Common Stock, Series E Preferred Stock, Americas Silver Common Shares or Americas Silver Preferred Shares. Each U.S. holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.
Information Reporting and Backup Withholding Tax
U.S. holders that own at least 5% (of total voting power or total value) of Pershing Gold immediately before, and/or at least 5% (of total voting power or total value) of Americas Silver immediately after, the Transaction will be required to file with the IRS certain Section 368(a) reorganization statements. Other information reporting, including with respect to certain U.S. holders, information reporting on IRS Form 926, could also apply to the Transaction. U.S. holders should consult their own tax advisors about the information reporting requirements that could be applicable to the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares in the Transaction and any potential penalties associated with a failure to satisfy such requirements.
Under U.S. federal income tax law, certain categories of U.S. holders must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. holders may be subject to these reporting requirements unless their shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. holders should consult with their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the United States or by a U.S. payor or U.S. middleman of  (a) distributions on Americas Silver Common Shares or Americas Silver Preferred Shares, (b) proceeds arising from the sale or other taxable disposition of Americas Silver Common Shares, or (c) cash payments received in connection with the Transaction (including, but not limited to, U.S. holders exercising dissenter’s rights) may be subject to information reporting and backup withholding tax, currently at the rate of 24%. A U.S. holder generally will not be subject to backup withholding, however, if the U.S. holder (a) furnishes a correct taxpayer identification number, certifies, under penalties of perjury, that the U.S. holder is not subject to backup withholding on a Form W-9, and otherwise complies with applicable requirements of the backup withholding rules or, (b) provides proof that it is otherwise exempt from backup withholding. Backup withholding is not an additional U.S. federal tax. Any amounts withheld under the backup withholding tax rules generally will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided the U.S. holder furnishes required information to the IRS in a timely manner.
The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. holder should consult its own tax advisors regarding the information reporting and backup withholding rules.
Material U.S. Federal Income Tax Considerations of the Transaction to Non-U.S. Holders
Exchange of Shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares
A non-U.S. holder who exchanges its shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction will generally not be subject to U.S. federal income tax on any gain with respect to the Transaction unless:
•
the gain is effectively connected with the conduct of a trade or business in the United States and, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder;

•
the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the Transaction, and certain other conditions are met; or

•
Pershing Gold is, or has been, a “United States real property holding corporation,” as discussed below under “Classification of Pershing Gold as a United States Real Property Holding Corporation,” for U.S. federal income tax purposes at any time during the shorter of  (a) the five-year period ending at the Effective Time or (b) the period during which the non-U.S. holder has owned Pershing Gold Common Stock or Series E Preferred Stock, and the non-U.S. holder has directly, indirectly, or constructively owned 5% or more of the issued and outstanding Pershing Gold Common Stock or Series E Preferred Stock at any time during the same period.

If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder will generally be treated for U.S. federal income tax purposes in the same manner as a U.S. holder as described above under “Material U.S. Federal Income Tax Consequences of the Transaction to U.S. Holders,” and generally will be subject to U.S. federal income tax on any gain realized, net of certain deductions, at the rates applicable to U.S. holders. Corporate non-U.S. holders whose gain is described in the first bullet point (and not the third bullet point) above may also be subject to the branch profits tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) on such effectively connected income (or, if an income tax treaty applies, on such income attributable to a U.S. permanent establishment). Individual non-U.S. holders described in the second bullet point above will generally be subject to U.S. federal income tax at a flat rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on any gain realized, which may be offset by “U.S. source” capital losses, even though such non-U.S. holders are not considered to be residents of the U.S.
Non-U.S. holders are urged to consult their own tax advisors regarding the tax consequences of the exchange of shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction and the potential applicability of any income tax treaty.

Classification of Pershing Gold as a United States Real Property Holding Corporation
Pershing Gold believes that it likely is, or has been, a United States real property holding corporation, or “USRPHC,” as defined for U.S. federal income tax purposes. Generally, a U.S. corporation is a USRPHC if, at any time during the prior five-year period, at least 50% of the value of its real property and certain other assets consist of United States real property interests (“USRPIs”). For purposes of these rules, a USRPI includes land, growing crops and timber, and mines, wells and other natural deposits (including oil and gas properties and deposits) located in the United States, as well as equity interests in a USRPHC.
An exchange of shares of a USRPHC by a non-U.S. holder generally is subject to U.S. federal income tax as if the gain or loss from such exchange were effectively connected with the conduct of a U.S. trade or business (or, if a tax treaty applies, attributable to a U.S. permanent establishment). However, if shares of Pershing Gold Common Stock are considered regularly traded on an established securities market (including an over-the-counter market) within the meaning of Section 897 of the Code and the Treasury regulations issued thereunder, gain realized by a non-U.S. holder on the exchange of shares of Pershing Gold Common Stock for Americas Silver Common Shares pursuant to the Transaction should not be subject to U.S. federal income tax unless such holder has directly, indirectly, or constructively owned more than 5-percent of the Pershing Gold Common Stock at any time during the shorter of  (a) the five-year period ending on the Effective Date or (b) the period during which the non-U.S. holder has owned Pershing Gold Common Stock (a “5% non-U.S. holder”). For this purpose, constructive ownership generally includes ownership through corporations and other entities and options, warrants or other securities convertible into or exercisable for Pershing Gold Common Stock. 5% non-U.S. holders will be subject to U.S. federal income tax on any gain realized pursuant to the Transaction. Non-U.S. holders should consult their own tax advisors regarding whether they are 5% non-U.S. holders under the applicable U.S. federal income tax rules.
Pershing Gold expects that its shares of Pershing Gold Common Stock, which are traded on NASDAQ, should be treated as regularly traded on an established securities market for purposes of the applicable U.S. Treasury regulations. It is a condition to closing the Transaction, that that the shares of Pershing Gold Common Stock shall be regularly traded on an established securities exchange within the meaning of U.S. Treasury regulation Section 1.897 -9T(d) as of the Effective Time. However, such determination will not be binding upon the IRS and no assurances can be given that the IRS will agree that Pershing Gold will satisfy the regularly traded exception at the Effective Time. If shares of Pershing Gold Common Stock are considered regularly traded on an established securities market, a non-U.S. holder generally will not recognize any realized gain for U.S. federal income tax purposes with respect to the exchange of shares pursuant to the Transaction, unless the non-U.S. holder is a 5% non-U.S. holder. However, Series E Preferred Stock will likely not should be treated as regularly traded on an established securities market for purposes of the applicable U.S. Treasury regulations. Thus, non-U.S. holders of Series E Preferred Stock will recognize any realized gain for U.S. federal income tax purposes with respect to the exchange of Series E Preferred Stock pursuant to the Transaction.
If shares of Pershing Gold Common Stock are not considered to be regularly traded on an established securities market, all non-U.S. holders generally will recognize any realized gain for U.S. federal income tax purposes with respect to the exchange of shares pursuant to the Transaction. Americas Silver will be required to withhold 15% of the gross fair market value of its shares being issued in exchange for all non-U.S. holders’ shares of Pershing Gold Common Stock or Series E Preferred Stock pursuant to Section 1445 of the Code.
Any tax withheld on the exchange of shares in the Transaction can be credited against a non-U.S. holder’s U.S. federal income tax liability. Exceptions that reduce or eliminate the withholding tax may apply if certain requirements are met.
Non-U.S. holders should consult their own tax advisors concerning the federal income tax related to USRPIs.
Non-U.S. Holders Exercising Dissenter’s Rights
A non-U.S. holder who exercises dissenter’s rights in the Transaction generally should not be taxed on the receipt of cash in exchange for all of such non-U.S. holder’s shares of Series E Preferred Stock except in the circumstances described above under the “Material U.S. Federal Income Tax Consequences of the

Transaction to Non-U.S. Holders — Exchange of Shares of Pershing Gold Common Stock or Series E Preferred Stock for Americas Silver Common Shares or Americas Silver Preferred Shares” at page 99. Amounts that are, or are deemed to be, interest for U.S. federal income tax purposes will be subject to a 30% withholding tax, unless an exemption applies or the rate is reduced or eliminated under an applicable income tax treaty.
Material Canadian Federal Income Tax Considerations
The following is a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Tax Act”) and the regulations enacted thereunder (the “Regulations”) to a beneficial owner of Pershing Gold Common Stock, Series E Preferred Stock, Pershing Gold Warrants and Americas Silver Common Shares who for the purposes of the Tax Act and at all relevant times: (i) deals at arm’s length with Americas Silver and Pershing Gold; (ii) is not affiliated with Americas Silver or Pershing Gold; and (iii) holds Pershing Gold Common Stock, Series E Preferred Stock, Pershing Gold Warrants and Americas Silver Common Shares (as the case may be) as capital property (each a “Holder”). Generally, the Pershing Gold Common Stock, Series E Preferred Stock, Pershing Gold Warrants and Americas Silver Common Shares will be considered to be capital property to a holder provided the holder does not hold them in the course of carrying on a business of trading or dealing in securities and has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade.
This summary is not applicable to a Holder: (i) that is a “financial institution” (as defined in the Tax Act for the purposes of the mark-to-market rules), (ii) an interest in which would be a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “specified financial institution” (as defined in the Tax Act), (iv) that has elected to report its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian currency, (v) who enters into or has entered into a “synthetic disposition arrangement” or a “derivative forward agreement” (as defined in the Tax Act) with respect to the Pershing Gold Common Stock, Series E Preferred Stock, Pershing Gold Warrants and Americas Silver Common Shares, or (vi) in respect of which Pershing Gold constitutes a “foreign affiliate” (as defined in the Tax Act). Additional considerations, not discussed herein, may be applicable to a Holder that is a corporation resident in Canada, and that is, or becomes as part of a transaction or event or series of transactions or events that includes the acquisition of Americas Silver shares, controlled by a non-resident corporation, for purposes of the foreign affiliate dumping rules in section 212.3 of the Tax Act. Any such Holder should consult its own tax advisor.
This summary is not applicable to a Holder who has acquired or will acquire Pershing Gold Common Stock or Series E Preferred Stock on the exercise of an employee stock option received in respect of, in the course of, or by virtue of, employment. In addition, this summary does not address tax considerations relevant to the treatment of Pershing Gold Options or Pershing Gold RSUs under the Transaction. All affected holders of Pershing Gold Options or Pershing Gold RSUs should consult their own tax advisors in this regard. Holders of Pershing Gold Warrants that are not terminated should consult their own tax advisors as to the consequences, especially if such Pershing Gold Warrants are held in a Plan.
This summary is based upon and facts as set out in this proxy statement/prospectus, and the provisions of the Tax Act and the Regulations in force as of the date hereof, and management’s understanding of the current published administrative policies and assessing practices of the CRA. This summary takes into account all specific proposals to amend the Tax Act or the Regulations that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof  (the “Proposed Amendments”) and assumes that the Proposed Amendments will be enacted in the form proposed, although no assurance can be given that the Proposed Amendments will be enacted or otherwise implemented in their current form, if at all. If the Proposed Amendments are not enacted or otherwise implemented as proposed, the Canadian federal income tax consequences may not be as described below.
This summary is not exhaustive of all possible Canadian federal income tax considerations applicable in the respect of the Transaction and, except for the Proposed Amendments, does not take into account or anticipate any changes in the law, whether by legislative, regulatory or judicial action, or changes in the administrative policies or assessing practices of the CRA. This summary does not take into account any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax consequences discussed herein.

This summary is of a general nature only and is not intended to be, and should not construed to be, legal, business or tax advice to any particular Holder of Pershing Gold Common Stock, Series E Preferred Stock, Pershing Gold Warrants and Americas Silver Common Shares. Accordingly, Holders should consult their own tax advisors with respect to their particular circumstances.
Considerations of the Transaction Relevant to Americas Silver Shareholders
Americas Silver Shareholders Resident in Canada
The following portion of this summary is generally applicable to a Holder of Americas Silver Common Shares who, for purposes of the Tax Act and at all relevant times is or is deemed to be resident in Canada and is not exempt from tax under Part I of the Tax Act (a “Resident Americas Silver Shareholder”).
A Resident Americas Silver Shareholder will not acquire or dispose of any property, receive any distributions, or receive any other consideration as a result of the Transaction. Accordingly, there should be no Canadian federal income tax consequences to a Resident Americas Silver Shareholder as a result of the consummation of the Transaction.
Americas Silver Shareholders Not Resident in Canada
The following portion of this summary is generally applicable to a Holder of Americas Silver Common Shares who, for purposes of the Tax Act and at all relevant times: (i) is not resident, nor deemed to be resident, in Canada for purposes of the Tax Act, and (ii) does not and will not use or holds or be deemed to use or hold Americas Silver Common Shares in the course of carrying on business in Canada (a “Non-Resident Americas Silver Shareholder”).
A Non-Resident Americas Silver Shareholder will not acquire or dispose of any property, receive any distributions, or receive any other consideration as a result of the Transaction. Accordingly, there should be no Canadian federal income tax consequences to a Resident Americas Silver Shareholder as a result of the consummation of the Transaction.
Considerations of the Transaction Relevant to Holders of Pershing Gold Common Stock and Series E Preferred Stock
Pershing Gold Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax convention, is, or is deemed to be, resident in Canada and is not exempt from tax under Part I of the Tax Act, and who holds Pershing Gold Common Stock or Series E Preferred Stock (a “Resident Pershing Gold Holder”).
Exchange of Pershing Gold Common Stock
Generally, a Resident Pershing Gold Holder whose Pershing Gold Common Stock is exchanged as a result of the Transaction for Americas Silver Common Shares will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Pershing Gold Holder of the Pershing Gold Common Stock immediately prior to the Transaction. The proceeds of disposition to the Resident Pershing Gold Holder in respect of the Holder’s Pershing Gold Common Stock will be equal to the aggregate of the fair market value at that time of the Americas Silver Common Shares received in exchange for such Pershing Gold Common Stock.
Exchange of Series E Preferred Stock
Generally, a Resident Pershing Gold Holder whose Series E Preferred Stock is exchanged as a result of the Transaction for Americas Silver Common Shares or Americas Silver Preferred Shares (as applicable) will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Pershing Gold Holder of the Series E Preferred Stock immediately prior to the Transaction. The proceeds of disposition to the Resident Pershing Gold Holder in respect of the Holder’s Series E Preferred Stock will be equal to the aggregate of the fair market value at that time of the Americas Silver Common Shares or Americas Silver Preferred Shares (as applicable) received in exchange for such Series E Preferred Stock.
Treatment of Pershing Gold Warrants
The termination of an unexercised Pershing Gold Warrant will generally result in a capital loss to the Resident Pershing Holder equal to the Resident Pershing Holder’s adjusted cost base of such Pershing Gold Warrant immediately before its expiry. For a description of the treatment of capital gains and capital losses, see “Material Canadian Federal Income Tax Considerations — Material Canadian Tax Consequences of Holding Americas Silver Common Shares and Americas Silver Preferred Shares — Residents of Canada — Capital Gain and Capital Losses” below.
Exercise of Dissent Rights
The exercise of the dissent rights will be taxed as a disposition of Series E Preferred Stock. Such person who dissents will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Pershing Gold Holder of the Pershing Gold Common Stock or Series E Preferred Stock, as applicable, immediately prior to the Transaction.
Taxation of Capital Gains and Losses
One-half of any capital gain realized by a Resident Pershing Gold Holder will be included in the Resident Pershing Gold Holder’s income as a taxable capital gain and one-half of any capital loss realized by a Resident Pershing Gold Holder may generally be deducted only from taxable capital gains in accordance with the provisions of the Tax Act. Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.
Alternative Minimum Tax
Capital gains realized or dividends received, or deemed to be received, by a Resident Pershing Gold Holder that is an individual or a trust, other than certain specified trusts, may give rise to alternative minimum tax under the Tax Act.
Additional Refundable Tax
A Resident Pershing Gold Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay a refundable tax on its “aggregate investment income”, which is defined in the Tax Act to include taxable capital gains.
Foreign Tax Credit or Deduction
U.S. taxes payable by a Resident Pershing Gold Holder in connection with the disposition of Pershing Gold Common Stock or Series E Preferred Stock in the Transaction may be eligible for a foreign tax credit or deduction to the extent and subject to the limitations provided in the Tax Act. Affected Resident Pershing Gold Holders should consult their own tax advisors.
Pershing Gold Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, Pershing Gold Common Stock, Series E Preferred Stock or Pershing Gold Warrants, as applicable, in a business carried on in Canada (a “Non-Resident Pershing Gold Holder”). Special rules, which are not discussed in this summary, may apply to certain Holders that are insurers carrying on an insurance business in Canada and elsewhere.

A Non-Resident Pershing Gold Holder will not be subject to tax under the Tax Act in respect of any capital gain realized by such Non-Resident Pershing Gold Holder on a disposition of Pershing Gold Common Stock, Series E Preferred Stock or Pershing Gold Warrants unless Pershing Gold Common Stock or Series E Preferred Stock, as applicable, constitutes “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Pershing Gold Holder at the time of disposition and the Non-Resident Pershing Gold Holder is not entitled to relief under an applicable income tax convention between Canada and the country in which the Non-Resident Pershing Gold Holder is resident.
Provided the Pershing Gold Common Stock is then listed on a designated stock exchange (which currently includes the NASDAQ and the TSX), the Pershing Gold Common Stock or Pershing Gold Warrants will generally not constitute taxable Canadian property of a Non-Resident Pershing Gold Holder at that time, unless at any time during the 60-month period immediately preceding the disposition of the Pershing Gold Common Stock or Pershing Gold Warrants, as applicable, the following two conditions are satisfied concurrently: (i)(a) the Non-Resident Pershing Gold Holder, (b) persons with whom the Non-Resident Pershing Gold Holder did not deal at arm’s length, (c) partnerships in which the Non-Resident Pershing Gold Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships, or (d) any combination of the persons and partnerships described in (a) through (c), owned 25% or more of the issued shares of any class or series of the shares of Pershing Gold; and (ii) more than 50% of the fair market value of the Pershing Gold Common Stock was derived directly or indirectly from one or any combination of: real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in or for civil law rights in, such properties.
The Series E Preferred Stock generally will not constitute taxable Canadian property of a Non-Resident Pershing Gold Holder at that time, unless at any time during the 60-month period immediately preceding the disposition more than 50% of the fair market value of the Series E Preferred Stock was derived directly or indirectly (otherwise than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property at the particular time) from one or any combination of: real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in or for civil law rights in, such properties.
A Non-Resident Pershing Gold Holder holding Pershing Gold Common Stock or Series E Preferred Stock that may constitute taxable Canadian property should consult a tax advisor prior to such disposition.
The exercise of the dissent rights will be treated as a disposition of Series E Preferred Stock and for purposes of the following discussion, such disposition is assumed to occur at a time when the Pershing Gold Common Stock are no longer listed on a designated stock exchange. The Series E Preferred Stock will generally not constitute taxable Canadian property to a dissenting Non-Resident Pershing Gold Holder at that time, unless at any time during the 60-month period immediately preceding the disposition more than 50% of the fair market value of the Series E Preferred Stock, as applicable, was derived directly or indirectly (otherwise than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property at the particular time) from one or any combination of: real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in or for civil law rights in, such properties. A dissenting Non-Resident Pershing Gold Holder should consult a tax advisor to confirm the specific tax consequences that would be applicable.
Material Canadian Federal Income Tax Consequences of Holding Americas Silver Common Shares and Americas Silver Preferred Shares
Residents of Canada
The following portion of this summary is generally applicable, subsequent to the completion of the Transaction, to a Holder of Americas Silver Common Shares, Americas Silver Preferred Shares or Pershing Gold Warrants who, for purposes of the Tax Act and at all relevant times is or is deemed to be resident in Canada and is not exempt from tax under Part I of the Tax Act (referred to as a “Resident Holder”).

Dispositions of Americas Silver Common Shares and Americas Silver Preferred Shares
On the disposition or deemed disposition of an Americas Silver Common Share or Americas Silver Preferred Share, the Resident Holder will realize a capital gain (or capital loss) equal to the amount by which the Resident Holder’s proceeds of disposition exceed (or are less than) the aggregate of the adjusted cost base of the property disposed of, and any reasonable costs of disposition. For a description of the treatment of capital gains and capital losses, see “Material Canadian Federal Income Tax Considerations —  Material Canadian Tax Consequences of Holding Americas Silver Common Shares and Americas Silver Preferred Shares — Residents of Canada — Capital Gain and Capital Losses” below.
Conversion of Americas Silver Preferred Shares into Americas Silver Common Shares
A Resident Holder whose Americas Silver Preferred Shares are converted into Americas Silver Common Shares in accordance with their terms will be deemed not to have disposed of the Americas Silver Preferred Shares. The Americas Silver Common Shares so acquired will have a cost to the Resident Holder equal to the adjusted cost base (for purposes of the Tax Act) to the Resident Holder of the Americas Silver Preferred Shares immediately prior to their conversion. The cost to a Resident Holder of an Americas Silver Common Share so acquired must be averaged with the adjusted cost base (determined immediately before the conversion of Americas Silver Preferred Shares) of all other Americas Silver Common Shares held by the Resident Holder as capital property at the time of the conversion of Americas Silver Preferred Shares to determine the Resident Holder’s adjusted cost base of all such Americas Silver Common Shares held.
Capital Gains and Capital Losses
One-half of any capital gain realized by a Resident Holder will be included in the Resident Holder’s income as a taxable capital gain and one-half of any capital loss realized by a Resident Holder may generally be deducted only from taxable capital gains in accordance with the provisions of the Tax Act. Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.
Where a Resident Holder that is a corporation or trust (other than a mutual fund trust) disposes of an Americas Silver Common Share or Americas Silver Preferred Share, the Resident Holder’s capital loss from the disposition will generally be reduced by the amount of dividends previously received on such shares except to the extent that a loss on a previous disposition of such shares has been reduced by those dividends. Analogous rules apply where a corporation or trust (other than a mutual fund trust) is a member of a partnership that disposes of Americas Silver Common Shares or Americas Silver Preferred Shares. Affected Resident Holders should consult their own tax advisors.
Dividends on Americas Silver Common Shares and Americas Silver Preferred Shares
A Resident Holder that is an individual (other than certain trusts), will be required to include in income the dividends received or deemed to be received on the Americas Silver Common Shares or Americas Silver Preferred Shares, which will be subject to the normal gross-up and dividend tax credit rules applicable to dividends paid by taxable Canadian corporations under the Tax Act, including the enhanced gross-up and dividend tax credit applicable to any dividend designated by Americas Silver as an “eligible dividend” in accordance with the provisions of the Tax Act. There may be limitations on Americas Silver’s ability to designate dividends as “eligible dividends,” and Americas Silver has made no commitments in this regard
A Resident Holder that is a corporation will be required to include in income any dividend received or deemed to be received on the Americas Silver Common Shares and Americas Silver Preferred Shares and generally will be entitled to deduct an equivalent amount in computing its taxable income, subject to all restrictions under the Tax Act.
Private corporations (as defined in the Tax Act) and or certain other corporations controlled by or for the benefit of an individual (other than a trust) or related group of individuals (other than trusts) generally will be liable to pay a refundable tax under Part IV of the Tax Act on dividends received or deemed to be received on the Americas Silver Common Shares and Americas Silver Preferred Shares to the extent such dividends are deductible in computing taxable income.
Alternative Minimum Tax
Capital gains realized or dividends received, or deemed to be received, by a Resident Holder that is an individual or a trust, other than certain specified trusts, may give rise to alternative minimum tax under the Tax Act.
Additional Refundable Tax
A Resident Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay a refundable tax on its “aggregate investment income”, which is defined in the Tax Act to include taxable capital gains.
Non-Residents of Canada
The following portion of this summary is generally applicable, subsequent to the completion of the Transaction, to a Holder of Americas Silver Common Shares or Americas Silver Preferred Shares who, for purposes of the Tax Act and at all relevant times: (i) is not resident, nor deemed to be resident, in Canada for purposes of the Tax Act, and (ii) does not and will not use or hold or be deemed to use or hold Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, in the course of carrying on business in Canada (a “Non-Resident Holder”). Special rules, which are not discussed below, may apply to a nonresident of Canada that is an insurer which carries on business in Canada and elsewhere.
Disposition of Americas Silver Common Shares or Americas Silver Preferred Shares
A Non-Resident Holder will not generally be subject to tax under the Tax Act on a disposition of an Americas Silver Common Share or Americas Silver Preferred Share, unless the Americas Silver Common Share or Americas Silver Preferred Share, as applicable, constitutes “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.
Provided the Americas Silver Common Shares are listed on a “designated stock exchange”, as defined in the Tax Act (which currently includes the NASDAQ and the TSX) at the time of disposition, the Americas Silver Common Shares will generally not constitute taxable Canadian property of a Non-Resident Holder at that time, unless at any time during the 60-month period immediately preceding the disposition the following two conditions are satisfied concurrently: (i) (a) the Non-Resident Holder; (b) persons with whom the Non-Resident Holder did not deal at arm’s length; (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships; or (d) any combination of the persons and partnerships described in (a) through (c), owned 25% or more of the issued shares of any class or series of the shares of Americas Silver; and (ii) more than 50% of the fair market value of the Americas Silver Common Shares was derived directly or indirectly from one or any combination of: real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in or for civil law rights in, such properties.
The Americas Silver Preferred Shares generally will not constitute taxable Canadian property of a Non-Resident Holder at that time, unless at any time during the 60 month period immediately preceding the disposition more than 50% of the fair market value of the Americas Silver Preferred Shares was derived directly or indirectly (otherwise than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property at the particular time) from one or any combination of: real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in or for civil law rights in, such properties.
Even if the Americas Silver Common Shares or Americas Silver Preferred Shares are “taxable Canadian property” to a Non-Resident Holder, such Non-Resident Holder may be exempt from tax under the Tax Act on the disposition of such shares or warrants by virtue of an applicable income tax treaty or convention.

If the Americas Silver Common Shares or Americas Silver Preferred Shares are “taxable Canadian property” to a Non-Resident Holder and such Non-Resident Holder is not exempt from tax under the Tax Act in respect of the disposition of such shares or warrants pursuant to an applicable income tax treaty or convention, the tax consequences as described above under the headings “Material Canadian Tax Consequences of Americas Silver Common Shares or Americas Silver Preferred Shares — Residents of Canada — Capital Gains and Capital Losses” will generally apply. Additional withholding and compliance obligations may also apply under section 116 of the Tax Act in respect of the Americas Silver Preferred Shares and the Pershing Gold Warrants.
Non-Resident Holders of Americas Silver Common Shares or Americas Silver Preferred Shares that may constitute “taxable Canadian property” should consult their own tax advisors in this regard.
Receipt of Dividends on Americas Silver Common Shares or Americas Silver Preferred Shares
Dividends received or deemed to be received by a Non-Resident Holder on the Americas Silver Common Shares or Americas Silver Preferred Shares will be subject to Canadian withholding tax under the Tax Act. The general rate of withholding tax is 25%, although such rate may be reduced under the provisions of an applicable income tax convention between Canada and the Non-Resident Holder’s country of residence; for example, under the Canada-United States Income Tax Convention (1980) as amended, the rate is generally reduced to 15%.
Eligibility for Investment
The Americas Silver Common Shares and Americas Silver Preferred Shares would be qualified investments for trusts governed by registered retirement savings plans (“RRSPs”), registered retirement income funds (“RRIFs”), registered disability savings plans (“RDSPs”), deferred profit savings plans, tax-free savings accounts (“TFSAs”), and registered education savings plans (“RESPs”), collectively, the “Plans”, provided that the Americas Silver Common Shares are listed on a “designated stock exchange” (which currently includes the NYSE American and TSX) at the relevant time.
Notwithstanding that the Americas Silver Common Shares and Americas Silver Preferred Shares may be a “qualified investment” for a trust governed by a TFSA, RRSP, RRIF, RDSP or RESP the holder of a TFSA or RDSP, the annuitant under a RRSP or RRIF, or the subscriber of such RESP, as the case may be, that holds the Americas Silver Common Shares or Americas Silver Preferred Shares will be subject to a penalty tax if such Americas Silver Common Shares or Americas Silver Preferred Shares are a “prohibited investment” for purposes of the Tax Act. The Americas Silver Common Shares and Americas Silver Preferred Shares will generally be a “prohibited investment” if the holder, subscriber or annuitant, as the case may be: (i) does not deal at arm’s length with Americas Silver for the purposes of the Tax Act; or (ii) has a “significant interest” in Americas Silver, within the meaning of the Tax Act. In addition, the Americas Silver Common Shares and Americas Silver Preferred Shares will not be a prohibited investment if they are “excluded property” as defined in the Tax Act for trusts governed by a TFSA, RRSP, RRIF, RDSP or RESP. Holders and annuitants should consult their own tax advisors to ensure that Americas Silver Common Shares and Americas Silver Preferred Shares would not be a prohibited investment for a trust governed by a TFSA, RRSP, RRIF, RDSP or RESP in their particular circumstances.
Regulatory Approvals Required for the Transaction and Other Regulatory Matters
Americas Silver and Pershing Gold have agreed to use their commercially reasonable efforts to obtain all governmental and regulatory approvals required to complete the Transaction as contemplated by the Merger Agreement.
U.S. Antitrust Regulations
The completion of the Transaction is conditioned upon the receipt of all required antitrust clearances, consents and approvals. As things presently stand and as we anticipate they will be at the time of the closing of the Transaction, neither Pershing Gold nor Americas Silver are required, in the United States or elsewhere, to make pre-Transaction notification filings or to await the expiration of any statutory waiting periods prior to completing the Transaction. Should an unlikely change in circumstances occur, it is possible that pre-Transaction notification filings would need to be made in the United States with the Federal Trade Commission and the Department of Justice and observance of an attendant waiting period would be needed prior to completing the Transaction. Whether or not such filings become necessary, the Federal Trade Commission, the Department of Justice, a state attorney general, or an antitrust enforcement authority in another country could challenge or seek to block the Transaction at any time, either before or after closing under the antitrust laws, as it deems necessary or desirable in the public interest. Moreover, a competitor, customer or other third party could initiate a private action under the antitrust laws challenging or seeking to enjoin the Transaction, before or after it is completed. Neither Pershing Gold nor Americas Silver believe that the completion of the Transaction will result in a violation of any applicable U.S. or foreign antitrust laws. However, there can be no assurance that a challenge (resulting from any such pre-Transaction notification filings, or otherwise) to the Transaction on antitrust grounds will not be made or, if such a challenge is made, what the result will be.
U.S. National Security Review
Section 721 of the Defense Production Act of 1950, as amended (“Section 721”), authorizes the President of the United States to investigate, and to suspend or to prohibit, any transaction that could result in control of a U.S. business by a foreign person (a “Covered Transaction”) where the President determines that such transaction threatens to impair U.S. national security, and no other adequate and appropriate means are available to address that threat. In the exercise of Section 721 authority, the President relies on the inter-agency Committee on Foreign Investment in the United States (“CFIUS”). CFIUS consists of representatives of several U.S. agencies, including the Departments of Commerce, Defense, Energy, Homeland Security, Justice, State, and the Treasury, as well as the Office of the U.S. Trade Representative, the Office of Science and Technology Policy and other White House offices. The Secretary of the Treasury Department is the Chairperson of CFIUS. CFIUS is empowered to review and to investigate Covered Transactions and (i) where appropriate, to negotiate agreements to mitigate identified national security threats; (ii) to monitor and to enforce such mitigation agreements; (iii) to determine that no further action under Section 721 is necessary concerning a Covered Transaction based on the outcome of its review or investigation (including conclusion of a mitigation agreement); and (iv) to make recommendations to the President for a final decision if it is unable itself to resolve issues concerning a Covered Transaction.
There is no requirement to file a notice of a Covered Transaction with CFIUS, but CFIUS itself may self-initiate an investigation without being notified by the parties. Further, even if the parties to a Covered Transaction do not file a notice with CFIUS or if CFIUS does not self-initiate an investigation, the President maintains the authority to conduct an investigation into, and to suspend, to prohibit, or to reverse a Covered Transaction. Accordingly, it is customary and generally considered prudent to file a joint voluntary notice with CFIUS in order to secure timely CFIUS consideration of a Covered Transaction.
Upon initiation of a review of a Covered Transaction by CFIUS (which ordinarily occurs after CFIUS has accepted as complete a joint voluntary notice), Section 721 provides for a potentially three-stage process of consideration. Initially, CFIUS conducts a review, which must be completed no later than 45 days after CFIUS accepts the notice for filing. In this review stage, CFIUS may either conclude consideration of the Covered Transaction after determining that there are no national security issues that warrant further action, or it may determine to initiate an investigation. If CFIUS initiates an investigation, then the investigation must be completed no later than 45 days after it commences. The regulations allow for one 15-day period of extension of the investigation in extraordinary circumstances. Upon the completion of its investigation, CFIUS may either determine that no further action is warranted (including by reason of a mitigation agreement), or it may determine to refer the matter to the President with its report and recommendations. If CFIUS refers the matter to the President, then the President may take up to another 15 days to reach a final determination.
With respect to this statutory timeframe, Section 721 requires that CFIUS ordinarily proceed to conduct an investigation of a Covered Transaction in certain circumstances. These circumstances include where the foreign person acquiring control of the U.S. business is controlled by a foreign government. In addition, the statutory timeframe may effectively be varied by CFIUS approval of a request by the parties to withdraw their notice. If the parties withdraw and later refile a notice, then the CFIUS review process commences from the beginning of the timeframe.

In evaluating a Covered Transaction under Section 721, CFIUS and the President are guided by various factors, including: (i) domestic production needed for projected national defense requirements; (ii) the capability and capacity of domestic industries to meet national defense requirements; (iii) the control of domestic industries and commercial activity by foreign citizens as it affects the capability and capacity of the United States to meet the requirements of national security; (iv) the potential effects of the proposed or pending transaction on sales of military goods, equipment, or technology to certain countries; (v) the potential effects of the proposed or pending transaction on U.S. international technological leadership in areas affecting U.S. national security; (vi) the potential national security-related effects on U.S. critical infrastructure, including major energy assets; (vii) the potential national security-related effects on U.S. critical technologies; (viii) whether the covered transaction is a foreign government-controlled transaction, and if so, (A) the adherence of the subject country to nonproliferation control regimes, including treaties and multilateral supply guidelines, (B) the relationship of such country with the United States, specifically on its record on cooperating in counter-terrorism efforts, and (C) the potential for transshipment or diversion of technologies with military applications, including an analysis of national export control laws and regulations; (ix) the long-term projection of United States requirements for sources of energy and other critical resources and material; and (x) such other factors as CFIUS or the President may determine to be appropriate generally or in connection with a specific review or investigation.
Pershing Gold and Americas Silver submitted a joint voluntary notice with CFIUS on November 5, 2018. Americas Silver believes that CFIUS may clear the Transaction following commencement and completion of the initial 45-day review.
Americas Silver’s Status as a Foreign Private Issuer under the Exchange Act
Americas Silver is considered a “foreign private issuer” under the rules of the SEC. Americas Silver is subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Americas Silver is required to file its annual report on Form 40-F with the SEC at the time it files its annual information form with the applicable Canadian securities regulatory authorities, or Form 20-F, if applicable, with the SEC within four months of its fiscal year end. In addition, Americas Silver must furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by Americas Silver in Canada or filed with the TSX, or regarding information distributed or required to be distributed by Americas Silver to its shareholders.
Moreover, although Americas Silver is required to comply with Canadian disclosure requirements, in some circumstances Americas Silver is not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. Americas Silver is required to file financial statements in accordance with IFRS, and therefore does not file financial statements prepared in accordance with generally accepted accounting principles in the United States as do U.S. companies that file reports with the SEC. Furthermore, Americas Silver is not required to comply with the U.S. proxy rules or Regulation FD, which addresses certain restrictions on the selective disclosure of material information, although it must comply with Canadian disclosure requirements. In addition, among other matters, Americas Silver’s officers, directors and principal shareholders are exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Americas Silver Common Shares. Americas Silver also presents information regarding mineral resources and reserves in accordance with NI 43-101 rather than SEC Industry Guide 7 with which U.S. companies must comply. If Americas Silver loses its status as a foreign private issuer, it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements with the content and in the form permitted as if it were a U.S. company. Americas Silver does, however, file quarterly financial information under Canadian periodic reporting requirements for public corporations, which is accessible through the Internet at www.sedar.com, and will furnish such quarterly financial information to the SEC under cover of Form 6-K, which is available at www.sec.gov. Insiders of Americas Silver are generally required to disclose their trading in Americas Silver Common Shares within 5 days of the date of the trade and these trading activity reports can be accessed through the Internet at www.sedi.ca.
Americas Silver will assess its “foreign private issuer” status again as at the end of June 30, 2019, as required under applicable U.S. securities laws, which assessment will reflect the changes to Americas Silver’s asset portfolio following the completion of the Transaction and the U.S. and non-U.S. ownership in the

Americas Silver shareholdings that will result from the addition of Pershing Gold Stockholders to the shareholdings of Americas Silver as a result of the Transaction.
Exchange of Shares in the Transaction
At or prior to the Effective Time, Computershare Investor Services Inc. will be appointed as an exchange agent to handle the exchange of shares of Pershing Gold Common Stock for the Common Stock Consideration and the exchange of shares of Series E Preferred Stock for the Preferred Stock Consideration that the holders have elected to receive. Shares of Pershing Gold Common Stock will be automatically converted into the right to receive the Common Stock Consideration without the need for any action by the holders of shares of Pershing Gold Common Stock. Shares of Series E Preferred Stock will be converted into the right to receive the Preferred Stock Consideration that the holders have elected to receive, provided that holders of shares of Series E Preferred Stock who have properly and validly exercised and perfected their right to dissent shall not have their shares automatically converted.
As promptly as practicable after the Effective Time, the exchange agent will send to each Pershing Gold Stockholder of record a letter of transmittal. The letter of transmittal will specify that delivery will be effected, and risk of loss and title to any certificates shall pass, only upon proper delivery of such certificates to the exchange agent. The letter of transmittal will be accompanied by instructions. Pershing Gold Stockholders should not return stock certificates with the enclosed proxy card.
After the Effective Time, shares of Pershing Gold Common Stock will no longer be outstanding, will be automatically cancelled and will cease to exist and be delisted from NASDAQ, the Frankfurt Stock Exchange and the TSX and deregistered under the Exchange Act, and each certificate, if any, that previously represented shares of Pershing Gold Common Stock will represent only the right to receive the Common Stock Consideration. Until holders of shares of Pershing Gold Common Stock have surrendered such shares to the exchange agent for exchange, those holders will not receive the Common Stock Consideration or any dividends or distributions on Americas Silver shares into which their shares of Pershing Gold Common Stock have been converted with a record date after the Effective Time.
After the Effective Time, shares of Series E Preferred Stock will no longer be outstanding, will be automatically cancelled and will cease to exist, and each certificate, if any, that previously represented shares of Series E Preferred Stock will represent only the right to receive the Preferred Stock Consideration. Until holders of shares of Series E Preferred Stock have surrendered such shares to the exchange agent for exchange, those holders will not receive the Preferred Stock Consideration they have elected or any dividends or distributions on Americas Silver Common Shares into which their shares of Series E Preferred Stock have been converted with a record date after the Effective Time.
Pershing Gold Stockholders will not receive any fractional Americas Silver Common Shares or Americas Silver Preferred Shares pursuant to the Transaction. Each holder of Pershing Gold Common Stock or Series E Preferred Stock exchanged pursuant to the Merger Agreement who would otherwise have been entitled to receive a fraction of an Americas Silver Common Share (after taking into account all stock certificates delivered by such holder) will receive, in lieu of such fractional share, the number of Americas Silver Common Shares rounded down to the nearest whole number.
Americas Silver Shareholders need not take any action with respect to their share certificates.
Listing of Americas Silver Common Shares
It is a condition to the completion of the Transaction that the Americas Silver Common Shares issuable in the Transaction (or after the Transaction in respect of Pershing Gold equity awards and any Americas Silver Preferred Shares issued to holders of Series E Preferred Stock in the Transaction) be approved for listing on the NYSE American and TSX, subject, in the case of the TSX, to the making of certain prescribed filings as soon as possible following the completion of the Transaction. The application for approval of the listing of the Americas Silver Common Shares issuable in (or after) the Transaction was submitted to the TSX on November 3, 2018. An Additional Listing Application will be provided to the NYSE American in accordance with the requirements of the NYSE American Company Guide.

Dissenter’s Rights for Holders of Series E Preferred Stock
NRS Section 92A.380 generally provides stockholders of Nevada corporations with dissent rights in connection with merger transactions, such as the Transaction, that are completed under Chapter 92A —  “Mergers, Conversions, Exchange and Domestications”. There is an exemption from these dissent requirements for shares, such as the Pershing Gold Common Stock, that are traded on a “national securities exchange” and are accordingly “covered securities” under the Securities Act. Because the Pershing Gold Common Stock trades on NASDAQ, holders of Pershing Gold Common Stock are not entitled to dissenter’s rights in connection with the Transaction. However, because shares of Series E Preferred Stock do not trade on a “national securities exchange” and are therefore not “covered securities” under the Securities Act, holders of Series E Preferred Stock will have dissenter’s rights in connection with the Transaction. Accordingly, only a holder of Series E Preferred Stock may dissent from the Transaction and request that the surviving corporation purchase such holder’s shares of Series E Preferred Stock for their “fair value.” To do this, such holder of Series E Preferred Stock must strictly comply with all applicable requirements of Nevada law.
A copy of NRS Sections 92A.300-92A.500, inclusive, regarding dissenter’s rights is attached to this proxy statement/prospectus as Annex B. Holders of Series E Preferred Stock who are considering exercising dissenter’s rights should review the statutes carefully, particularly the steps required to perfect dissenter’s rights. NO PROVISION UNDER NEVADA LAW PROVIDES A STOCKHOLDER THE RIGHT TO LATER DEMAND PAYMENT, IF THE STOCKHOLDER DOES NOT FULLY COMPLY WITH ALL OF THE STATUTORY REQUIREMENTS. Set forth below is a summary of the steps to be taken by a holder of Series E Preferred Stock to exercise the right to dissent. This summary should be read in conjunction with the full text of NRS Sections 92A.300-92A.500 attached hereto as Annex B.
To exercise the right to dissent for a holder of Series E Preferred Stock:
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BEFORE THE VOTE IS TAKEN ON PROPOSAL ONE, THE HOLDER OF SERIES E PREFERRED STOCK MUST DELIVER WRITTEN NOTICE TO US STATING THAT HE, SHE OR IT INTENDS TO DEMAND PAYMENT FOR THEIR SHARES OR PREFERRED STOCK IF THE TRANSACTION IS CONSUMMATED; AND

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THE HOLDER MUST NOT VOTE HIS, HER OR ITS SHARES OF SERIES E PREFERRED STOCK IN FAVOR OF THE TRANSACTION EITHER BY PROXY OR IN PERSON.

If a holder of Series E Preferred Stock (i) sends written notice of the intent to dissent before the vote on the Transaction and (ii) does not vote in favor of the Transaction, the surviving corporation is required to send to the holder a written dissenter’s notice within ten days after the Transaction is consummated telling the holder:
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where such holder’s demand for payment for the holder’s Series E Preferred Stock must be sent and where and when the stock certificates must be deposited;

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if the holder’s Series E Preferred Stock holding is not represented by certificates, to what extent the transfer of the holder’s Series E Preferred Stock will be restricted after the demand for payment is received; and

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the date by which the surviving corporation must receive the holder’s written demand form, which must be between 30 and 60 days after delivery of the surviving corporation’s notice to the holder of the Series E Preferred Stock, and providing the holder of the Series E Preferred Stock with:

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a form to demand payment; and

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a copy of NRS Sections 92A.300 – 92A.500, inclusive.

YOUR FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT THE CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE THE RIGHT TO RECEIVE PAYMENT FOR THE HOLDER’S SERIES E PREFERRED STOCK OTHER THAN AS PROVIDED IN THE MERGER AGREEMENT.

If a holder of Series E Preferred Stock properly exercises the right to dissent and acquired the holder’s Series E Preferred Stock before September 30, 2018, when notice of the Transaction was first publicly made, then within 30 days of receipt of a properly executed demand for payment from the holder of Series E Preferred Stock, the surviving corporation must pay the holder what it determines to be the fair value for the holder’s Series E Preferred Stock, plus interest. Payment is required to be accompanied by (i) specific financial records of Pershing Gold, (ii) a statement of the surviving corporation’s fair value estimate, including how interest was calculated, (iii) information regarding the holder’s right to challenge the fair value estimate, and (iv) copies of relevant portions of the Nevada law.
If the holder of Series E Preferred Stock properly exercises the right to dissent and acquired the holder’s Series E Preferred Stock on or after September 30, 2018, the holder is entitled to receive payment of the amount that the surviving corporation estimates is the fair value of the holder’s Series E Preferred Stock but only if the holder accepts that estimate. If the holder of the Series E Preferred Stock wishes to contest the estimate, the holder may do so, but then the holder will not receive any payment until the contest is resolved.
Within 30 days of the surviving corporation’s fair value payment or notice, the holder of the Series E Preferred Stock has the right to notify the surviving corporation, in writing, of the holder’s own fair value estimate and demand payment of the amount not yet paid. Failure to do so will terminate the holder’s right to challenge the surviving corporation’s calculation of fair value. If the holder of the Series E Preferred Stock and the surviving corporation cannot agree on fair value, then the surviving corporation must commence legal action within 60 days after it receives the holder’s demand, seeking court determination of fair value. If the surviving corporation fails to commence a legal action within the 60-day period, it must pay each dissenter whose demand remains unsettled the amount he, she or it demanded. Proceedings instituted by the surviving corporation will be in Carson City, Nevada. Costs of legal action will be assessed against the surviving corporation, unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith, in which case costs will be equitably distributed. Attorneys’ and expert fees may be awarded in such amount as the court deems equitable against any party that the court determines has acted arbitrarily, vexatiously or not in good faith (in the case of a former stockholder or the surviving corporation) or did not substantially comply with Sections 92A.300 – 92A.500 of the NRS (in the case of the surviving corporation).
FAILURE TO COMPLY STRICTLY WITH THE PROCEDURES SET FORTH IN THE NEVADA STATUTE WILL RESULT IN THE LOSS OF A HOLDER’S DISSENTER’S RIGHTS.
A holder of Series E Preferred Stock who signs and returns the enclosed proxy card without expressly directing that his, her or its shares of Series E Preferred Stock be voted against the Transaction will effectively waive his, her or its dissenter’s rights because the shares represented by the proxy form will be voted FOR the approval of the Transaction.
Accordingly, a holder of Series E Preferred Stock who desires to exercise and perfect dissenter’s rights with respect to any of his, her or its shares of Series E Preferred Stock must either (i) refrain from executing and returning the enclosed proxy form and from voting in person in favor of the proposal to approve the Transaction, or (ii) check either the “Against” or the “Abstain” box next to Proposal One on such form, or (iii) rescind any proxy and refrain from voting in favor of Proposal One. An abstention or a vote or proxy against the Transaction will not, in and of itself, constitute a notice of intent to dissent required under Nevada law.
WRITTEN NOTICES OF INTENT TO DISSENT AND DEMAND PAYMENT FOR SHARES OF SERIES E PREFERRED STOCK IF THE TRANSACTION IS CONSUMMATED MUST BE DELIVERED PRIOR TO THE VOTE ON THE MERGER AGREEMENT TO EITHER:
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Pershing Gold Corporation, Attention: Corporate Secretary, 1658 Cole Boulevard, Building No. 6, Suite 210, Lakewood, Colorado 80401; or

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in person, to the Corporate Secretary of Pershing Gold at the Special Meeting.

Holders of Series E Preferred Stock considering seeking dissenter’s rights should be aware that the fair value of their shares as determined under Nevada law could be more than, the same as or less than the consideration they are entitled to receive pursuant to the Merger Agreement if they did not seek payment of their shares through the exercise of their dissenter’s rights.

If any holder of Series E Preferred Stock who properly demands payment for his, her or its shares of Series E Preferred Stock under Nevada law fails to perfect, or effectively withdraws or loses, the right to payment, as provided under Nevada law, the shares of such holder will be converted into the right to receive the consideration receivable with respect to such shares in accordance with the Merger Agreement.
Because of the complexity of these procedures, a holder of Series E Preferred Stock is urged to seek the advice of legal counsel if he, she or it considering exercising dissenter’s rights. Any failure to strictly follow any of these procedures may result in a termination or waiver of the holder’s dissenter’s rights under Nevada law.
Holders of Americas Silver Common Shares are not entitled to dissenter’s rights in connection with the issuance of Americas Silver Common Shares and Americas Silver Preferred Shares in the Transaction.
U.S. Securities Law Matters
The Americas Silver shares to be issued in connection with the Transaction will be freely transferable under the Securities Act, except for shares issued to any Pershing Gold Stockholder who may be deemed to be an “affiliate” of Pershing Gold or Americas Silver or a person who is considered a “control person” under Canadian securities laws. Persons who may be deemed to be affiliates include Pershing Gold directors or executive officers who become directors or executive officers of Americas Silver following completion of the Transaction, as well as principal Pershing Gold Stockholders prior to the Transaction.
Persons who may be deemed to be affiliates of Pershing Gold or Americas Silver may not sell any of the Americas Silver shares received by them in connection with the Transaction except pursuant to:
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an effective registration statement under the Securities Act covering the resale of those shares;

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an exemption under paragraph (d) of Rule 145 under the Securities Act; or

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any other applicable exemption under the Securities Act.

Canadian Securities Law Matters
The sale of Americas Silver Common Shares and Americas Silver Preferred Shares received pursuant to the Transaction will be free from restriction under applicable Canadian securities legislation on the first trade of such Americas Silver Common Shares or Americas Silver Preferred Shares provided that (1) Americas Silver is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the sale; (2) such sale is not a control distribution, (3) no unusual effort is made to prepare the market or to create a demand for the Americas Silver Common Shares or Americas Silver Preferred Shares, (4) no extraordinary commission or consideration is paid to a person or company in respect of such sale and (5) if the selling securityholder is an insider or officer of Americas Silver, the selling securityholder has no reasonable grounds to believe that Americas Silver is in default of Canadian securities legislation.

THE AGREEMENT AND PLAN OF MERGER
The following summary describes the material provisions of the Merger Agreement. The provisions of the Merger Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Merger Agreement that is important to you.
The Merger Agreement is included in this proxy statement/prospectus to provide you with information regarding its terms and is not intended to provide any factual information about Pershing Gold or Americas Silver. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (1) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (2) may apply contract standards of  “materiality” that are different from “materiality” under applicable securities laws; and (3) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.
Pershing Gold and Americas Silver each acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this proxy statement/prospectus not misleading.
Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement/prospectus.
This summary is qualified in its entirety by reference to the Merger Agreement a copy of which is included as Annex A to this proxy statement/prospectus. Americas Silver and Pershing Gold encourage you to read the Merger Agreement carefully in its entirety for a more complete understanding of the Merger Agreement.
General; The Transaction
At the Effective Time, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the NRS, Merger Sub, a wholly-owned subsidiary of Americas Silver, will merge with and into Pershing Gold, and the separate corporate existence of Merger Sub will cease. Pershing Gold will continue as the surviving corporation and as a wholly-owned subsidiary of Americas Silver.
When the Transaction Becomes Effective
If Pershing Gold Stockholders approve the Transaction, the parties intend to close the Transaction on the date that is three business days following satisfaction or waiver of the conditions to closing of the Transaction set out in the Merger Agreement or such other time as Americas Silver and Pershing Gold agree.
The parties will file articles of merger with the Secretary of State of the State of Nevada at the closing of the Transaction. The merger will become effective when the articles of merger are duly filed with the Secretary of State of the State of Nevada or at a later date and time as Pershing Gold and Americas Silver agree and specify in the articles of merger.
Consideration to be Received Pursuant to the Transaction
The Merger Agreement provides that, at the Effective Time each issued and outstanding share of Pershing Gold Common Stock (other than shares of Pershing Gold Common Stock owned by Pershing Gold as treasury shares or otherwise or by Americas Silver or any of its subsidiaries, including Merger Sub, which will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor), will be automatically converted into the right to receive 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock.
The Merger Agreement also provides that, at the Effective Time each issued and outstanding share of Series E Preferred Stock (other than (1) shares of Series E Preferred Stock owned by Pershing Gold as treasury shares or otherwise or by Americas Silver or any of its subsidiaries, including Merger Sub, which will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor and (2) shares of Series E Preferred Stock held by Series E Preferred Stockholders who have properly and validly exercised and perfected their right to dissent), will be, at the election of the holder thereof, either: (A) converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) new non-voting Americas Silver Preferred Shares per share of Series E Preferred Stock held, or (B) converted into the right to receive such number of Americas Silver Common Shares to which such holder of Series E Preferred Stock would be entitled to receive if such share of Series E Preferred Stock were converted into shares of Pershing Gold Common Stock and then converted into Americas Silver Common Shares in accordance with immediately preceding paragraph.
The exchange ratio in the Transaction will be adjusted to reflect any stock dividend, distribution, subdivision, reorganization, reclassification, recapitalization, split, reverse split, combination, readjustment or exchange of shares (including by issuance of derivative securities or other rights to acquire Pershing Gold Common Stock or Americas Silver Common Shares, as applicable) having a record date after the date of the Merger Agreement and prior to the completion of the Transaction.
Upon conversion in the Transaction as described above, all of the shares of Pershing Gold Stock will be retired, will cease to be outstanding and will automatically be cancelled, and the holder of a certificate that, immediately prior to the Effective Time, represented shares of Pershing Gold stock, will cease to have any rights with respect thereto, except the right to receive, upon the surrender of the certificate, the Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, as described above, without interest, together with any dividends, if applicable.
Treatment of Pershing Gold Options
At the Effective Time, each outstanding Pershing Gold Option, whether vested or unvested, will automatically be cancelled and converted into the right to receive (without interest) 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock which would have been issued upon the exercise of the applicable Pershing Gold Option. Any Pershing Gold Option that has an exercise price per share that is greater than or equal to the fair market value on the closing date of the Transaction will be cancelled at the Effective Time for no consideration or payment.
Promptly following the Effective Time, Americas Silver will deliver to each holder of Pershing Gold Options the number of Americas Silver Common Shares, if any, to which such holder is entitled in respect of his, her or its Pershing Gold Options, based on the Exchange Ratio.
Treatment of Pershing Gold RSUs
At the Effective Time, each outstanding Pershing Gold RSU, whether vested or unvested, will automatically be cancelled and converted into the right to receive 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock underlying such Pershing Gold RSU.
Promptly following the Effective Time, Americas Silver will deliver to each holder of Pershing Gold RSUs at the Effective Time, 0.715 of an Americas Silver Common Share for each share of Pershing Gold Common Stock underlying such holder’s Pershing Gold RSUs.
Treatment of Pershing Gold Warrants
Pursuant to the Merger Agreement, Pershing Gold shall, to the extent permitted by the terms of the Pershing Gold Warrants, require the holder of each Pershing Gold Warrant to exercise the Pershing Gold Warrant prior to the closing date of the Transaction, and if the Pershing Gold Warrant is not exercised, the Pershing Gold Warrant shall terminate. If a Pershing Gold Warrant does not permit the treatment outlined in the foregoing sentence, then the applicable Pershing Gold Warrants shall in accordance with their terms be exchanged for warrants of Americas Silver having economically equivalent terms in accordance with the terms of the applicable Pershing Gold Warrant, such that the holder of the applicable Pershing Gold Warrant shall be entitled to receive, in lieu of shares of Pershing Gold Common Stock to which such holder was theretofore entitled upon such exercise and for the consideration payable therefor, the number of Americas Silver Common Shares which the holder would have been entitled to receive as a result of the transactions contemplated by the Transaction if, immediately prior to the closing date of the Transaction, such holder had been the registered holder of the number of shares of Pershing Gold Common Stock to which such holder would have been entitled if such holder had exercised such holder’s Pershing Gold Warrants immediately prior to the Effective Time.
Each replacement warrant shall, consistent with the terms of the Pershing Gold Warrants, contain appropriate provisions such that the provisions of each replacement warrant (including the exercise period and the exercise price and provision for adjustment of the exercise price) shall thereafter be maintained in each such replacement warrant as nearly equivalent as may be practicable in relation to such Pershing Gold Warrant. From and after the Effective Time, Americas Silver will comply with all of the terms and conditions set forth in each such replacement warrant.
Procedures for Exchange of Certificates; No Fractional Shares
Prior to the Effective Time, Americas Silver will:
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appoint Computershare Investor Services Inc. to act as exchange agent with respect to the Transaction; and

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provide its transfer agent and registrar with an irrevocable direction to issue such numbers of Americas Silver Common Shares and Americas Silver Preferred Shares as are necessary to satisfy the aggregate Transaction consideration payable to Pershing Gold Stockholders, which direction shall become effective upon the articles of merger being duly filed with the Secretary of State of the State of Nevada.

As soon as practicable after the Effective Time, the exchange agent will send to each holder of record of a Pershing Gold Common Stock share certificate or a Series E Preferred Stock share certificate, as the case may be, a letter of transmittal and instructions for use in effecting the surrender of certificates in exchange for the applicable Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable. You should not send in your Pershing Gold Common Stock share certificates or Series E Preferred Stock share certificates until you receive the letter of transmittal. The letter of transmittal and instructions will tell you what to do if you have lost a certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by Americas Silver or the exchange agent, post a bond in a reasonable amount and upon such terms as Americas Silver and the exchange agent may require as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed certificate. The exchange agent will pay in exchange for the lost, stolen or destroyed certificate the Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, payable in respect of the shares of Pershing Gold Common Stock or shares of Series E Preferred Stock, as applicable, represented by the certificate, without interest.
The exchange agent will pay your Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, to you (subject to any applicable withholding taxes) after you have surrendered your certificates for cancellation to the exchange agent and provided, together with the applicable letter of transmittal, properly completed and duly executed, any other documents as may be required by the exchange agent.
If payment is to be made to a person other than the person in whose name the Pershing Gold Common Stock share certificate or Series E Preferred Stock certificate, as applicable, surrendered is registered, it will be a condition of payment that the surrendered certificate be properly endorsed or otherwise in proper form for transfer and that the person requesting the payment pay any transfer or other taxes required as a result of the issuance to a person other than the registered holder or establish to the exchange agent’s satisfaction that the tax has been paid or is not applicable.
Any portion of the exchange fund held by the exchange agent that remains unclaimed by holders of Pershing Gold Common Stock or Series E Preferred Stock, as applicable, twelve months after the Effective Time will be returned to Americas Silver, and any holder who has not exchanged stock certificates in accordance with the applicable letter of transmittal and exchange instructions will thereafter look only to Americas Silver, as a general creditor, for payment of the Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, in the amount due to them under the Merger Agreement, without any interest. Any amounts remaining unclaimed by holders of shares of Pershing Gold Common Stock or Series E Preferred Stock three (3) years after the Effective Time will become the property of Americas Silver free and clear of any claims or interest of any person previously entitled thereto. Any certificates formerly representing shares of Pershing Gold Common Stock or shares of Series E Preferred Stock, as applicable, that are not deposited with all other required documents on or before the fifth anniversary of the Effective Time shall cease to represent any right or claim of any kind or nature and the right of the former holder of such shares of Pershing Gold Common Stock or Series E Preferred Stock, as applicable, to receive certificates representing Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable. The shares of Pershing Gold Common Stock or shares of Series E Preferred Stock as applicable, otherwise issuable to such former Pershing Gold Stockholder shall be deemed to be surrendered to Americas Silver together with all dividends or distributions thereon held for such Pershing Gold Stockholder, as the case may be.
No dividends or other distributions declared or made with respect to Americas Silver Common Shares or Americas Silver Preferred Shares, as applicable, with a record date after the Effective Time will be paid to the holder of any unsurrendered or untransferred Pershing Gold Common Stock share certificate or Series E Preferred Stock share certificate, as applicable. Following surrender or transfer of any Pershing Gold Common Stock share certificate or Series E Preferred Stock share certificate, as applicable, the holder of Americas Silver Common Shares or Americas Silver Preferred Shares, will be paid, without interest, the amount of any such dividends or other distributions.
No fractional Americas Silver Common Shares will be issued to holders of Pershing Gold Common Stock or Series E Preferred Stock, as applicable, in connection with the Merger. The total number of Americas Silver Common Shares to be issued to any holder of shares of Pershing Gold Common Stock will, without additional compensation, be rounded down to the nearest whole Americas Silver Common Share or Americas Silver Preferred Share, as applicable, in the event that a holder of shares of Pershing Gold Common Stock is entitled to a fractional share upon conversion of Pershing Gold Common Stock.
Dissenter’s Rights
Pursuant and subject to the NRS, certain shares of Series E Preferred Stock which were outstanding on the date for the determination of the holders of Series E Preferred Stock entitled to vote at the Special Meeting and which are voted against Proposal One and which the applicable holders of Series E Preferred Stock demands that Pershing Gold purchase their shares at the fair value, will not be converted into or represent the right to receive Americas Silver Preferred Shares pursuant to the Merger Agreement, but instead will be entitled to have their shares of Series E Preferred Stock purchased for cash at their value as agreed upon or as determined in accordance with the NRS.
Under the NRS, holders of Series E Preferred Stock can lose the right to demand and perfect the foregoing dissenter’s right.
Representations and Warranties
Pershing Gold has made customary representations and warranties in the Merger Agreement to Americas Silver and Merger Sub, including, among other things, as to:
•
corporate organization and valid existence, power to conduct business, qualification and good standing of Pershing Gold and its subsidiaries;

•
validity of organizational documents and minutes and absence of a material breach of the organizational documents;

•
capitalization of Pershing Gold;

•
Pershing Gold’s corporate authority to enter into and carry out the obligations under the Merger Agreement and the enforceability of the Merger Agreement against Pershing Gold;

•
the requirement of Pershing Gold and its subsidiaries to obtain authorizations, consents and approvals in connection with the Transaction;

•
the absence of a conflict with any of Pershing Gold’s and its subsidiaries’ applicable articles of incorporation, by-laws, or any laws or the creation of any liens or payment obligations as a result of the Transaction;

•
Pershing Gold’s compliance with applicable laws and regulations, including anti-bribery and money-laundering laws, except for any non-compliance that would not, individually or in the aggregate, have a material adverse effect;

•
Pershing Gold’s holding of permits necessary to conduct its business and operations, except for any permits for which the failure to obtain or hold would not, individually or in the aggregate, have a material adverse effect, and compliance with the terms thereof;

•
Pershing Gold’s compliance, in all material respects, of documents filed by it with all applicable requirements of the NASDAQ, TSX, U.S. Securities Act, the U.S. Exchange Act, and applicable Canadian securities laws, as the case may be, and the applicable rules and regulations promulgated thereunder and the material accuracy and completeness of the information in those documents;

•
Pershing Gold’s reporting issuer status;

•
Pershing Gold’s financial statements, absence of undisclosed liabilities, internal controls and disclosure controls and procedures, derivative transactions, off-balance sheet arrangements and compliance, in all material respects, with the Sarbanes-Oxley Act;

•
absence of any material adverse effect and other selected changes since December 31, 2017;

•
employee and benefits matters;

•
material contracts;

•
absence of material litigation;

•
environmental matters;

•
real property and personal property;

•
mining claims;

•
technical reports and compliance, in all material respects, with NI 43-101;

•
tax matters;

•
data privacy and security;

•
intellectual property;

•
insurance;

•
material accuracy and completeness of the information (i) contained in Pershing Gold’s proxy statement and (ii) supplied for use in the Form F-4 filed with the SEC;

•
insolvency;

•
restrictions on business activities of Pershing Gold and its subsidiaries;

•
aboriginal matters;

•
absence of any brokers’ and other transaction fees, other than as disclosed to Americas Silver;

•
the fairness opinion to the Pershing Gold board of directors;

•
approval of the Transaction by the Pershing Gold board of directors;

•
absence of any material transactions with related parties, interested parties and joint actors of Pershing Gold;

•
presence of assets or revenues in Canada; and

•
access to information.

The Merger Agreement also contains representations and warranties made by Americas Silver and Merger Sub to Pershing Gold, including, among other things, as to:
•
corporate organization and valid existence, power to conduct business, qualification and good standing of Americas Silver and its subsidiaries;

•
validity of organizational documents and absence of a material breach of those documents;

•
capitalization of Americas Silver;

•
Americas Silver’s corporate authority to enter into and carry out the obligations under the Merger Agreement and enforceability of the Merger Agreement against Americas Silver;

•
the requirement of Americas Silver and its subsidiaries to obtain authorizations, consents and approvals in connection with the Transaction;

•
the absence of a conflict with any of Americas Silver’s and its subsidiaries’ applicable articles of incorporation, by-laws, or any laws or the creation of any liens or payment obligations as a result of the Transaction;

•
Americas Silver’s compliance with applicable laws and regulations, including anti-bribery and money-laundering laws, except for any non-compliance that would not, individually or in the aggregate, have a material adverse effect;

•
Americas Silver’s holding of permits necessary to conduct its business and operations, except for any permits for which the failure to obtain or hold would not, individually or in the aggregate, have a material adverse effect, and compliance with the terms thereof;

•
Americas Silver’s compliance, in all material respects, of documents filed by it with all applicable requirements of the NYSE American, TSX, the Securities Act, the Exchange Act, and applicable Canadian securities laws, as the case may be, and the applicable rules and regulations promulgated thereunder and the material accuracy and completeness of the information in those documents;

•
Americas Silver’s reporting issuer status;

•
Americas Silver’s financial statements, absence of undisclosed liabilities, internal controls and disclosure controls and procedures and derivative transactions;

•
absence of any material adverse effect since December 31, 2017;

•
absence of material litigation;

•
Americas Silver’s material mineral properties, interest in properties and mineral rights and technical reports required under NI 43-101;

•
approval of the Transaction by the Americas Silver board of directors;

•
authorization and validity of the Common Stock Consideration and the Preferred Stock Consideration;

•
the fairness opinion to the Americas Silver board of directors; and

•
absence of material transactions with related parties, interested parties and joint actors of Pershing Gold.

Many of the representations and warranties in the Merger Agreement are qualified by the concept of “material adverse effect”.
For the purposes of the Merger Agreement, a “material adverse effect” in respect of Pershing Gold means: any result, fact, change, condition, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, conditions, effects, events, circumstances, occurrences or developments, has a material and adverse effect on the current or future business, operations, results of operations, assets or condition (financial or otherwise) of Pershing Gold and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by the Merger Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in Canada or the United States; (b) any outbreak or escalation of war or any act of terrorism; (c) general conditions in the industry in which Pershing Gold and its subsidiaries operate; (d) any natural disasters or acts of God; (e) any change in laws; (f) any change affecting securities or commodity markets in general; (g) any change relating to currency exchange, interest rates or rates of inflation; (h) any change in U.S. GAAP; (i) the announcement of the execution of the Merger Agreement or of the transactions contemplated thereby (including changes in the market price of Pershing Gold’s securities); (j) matters disclosed to Americas Silver in the Pershing Gold disclosure letter (as fully set out in the Merger Agreement); or (k) actions required to be taken by Pershing Gold under the Merger Agreement; provided, however, the exclusion resulting from operation of each of clauses (a) through (h) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to Pershing Gold and its subsidiaries, taken as a whole, or materially disproportionately adversely affect Pershing Gold and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which Pershing Gold and its subsidiaries operate; and provided further, however, that references in certain sections of the Merger Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Pershing Gold material adverse effect has occurred.
For the purposes of the Merger Agreement, a “material adverse effect” in respect of Americas Silver means: any result, fact, change, condition, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, conditions, effects, events, circumstances, occurrences or developments, has a material and adverse effect on the current or future business, operations, results of operations, assets or condition (financial or otherwise) of Americas Silver and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by the Merger Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in Canada or the United States; (b) any outbreak or escalation of war or any act of terrorism; (c) general conditions in the industry in which the Purchaser and its subsidiaries operate; (d) any natural disasters or acts of God; (e) any change in laws; (f) any change affecting securities or commodity markets in general; (g) any change relating to currency exchange, interest rates or rates of inflation; (h) any change in IFRS; (i) the announcement of the execution of the Merger Agreement or of the transactions contemplated thereby (including changes in the market price of Americas Silver’s securities); or (j) actions required to be taken by Americas Silver under the Merger Agreement; provided, however, the exclusion resulting from operation of each of clauses (a) through (h) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to Americas Silver and its subsidiaries, taken as a whole, or materially disproportionately adversely affect Americas Silver and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which Americas Silver and its subsidiaries operate; and provided further, however, that references in certain sections of the Merger Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether an Americas Silver material adverse effect has occurred.
The representations and warranties contained in the Merger Agreement do not survive the Effective Time.
Agreements Relating to Pershing Gold’s Operations Prior to Completion of the Transaction
In the Merger Agreement, Pershing Gold has agreed that until the earlier of the Effective Time and the time that the Merger Agreement is terminated in accordance with its terms, it will conduct its business in the ordinary course consistent with past practice, comply in all material respects with the terms of its material contracts, use commercially reasonable efforts to preserve intact its subsidiaries business organizations, and to maintain business relationships with third parties and duly and timely file all documents required to be filed pursuant to applicable laws and securities regulations, except, in each case, as properly disclosed to Americas Silver in accordance with the Merger Agreement, expressly permitted by the Merger Agreement, required by any applicable law, or unless Americas Silver otherwise consents in writing.

In addition, Pershing Gold has agreed (in addition to other restrictions on operations agreed to and set forth in the Merger Agreement) that until the earlier of the Effective Time and the time that the Merger Agreement is terminated in accordance with its terms, subject to limited exceptions, that it will not prior to the completion of the Transaction, do any of the following without the prior written consent of Americas Silver, except, in each case, as properly disclosed to Americas Silver in accordance with the Merger Agreement, expressly permitted by the Merger Agreement, or required by any applicable law:
•
amend its, or its subsidiaries’, articles of incorporation or bylaws or other organizational documents;

•
(i) declare, set aside or pay any dividend or other distribution with respect to any shares of Pershing Gold Stock (other than dividends, distributions, payments or return of capital made to Pershing Gold by any of its subsidiaries), (ii) split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the shares of Pershing Gold Stock or any securities of Pershing Gold or any of its subsidiaries or (iii) reduce the stated capital of the shares of Pershing Gold Stock or any other securities of Pershing Gold or any of its subsidiaries;

•
increase any coverage under any directors’ and officer’s insurance policy;

•
terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;

•
issue, grant, sell, pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any shares of Pershing Gold Stock or other securities of Pershing Gold or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares of Pershing Gold Stock or other securities of Pershing Gold or any of its subsidiaries;

•
redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding shares of Pershing Gold Stock or other securities or securities convertible into or exchangeable or exercisable for shares of Pershing Gold Stock or any such other securities or any shares or other securities of any of its subsidiaries;

•
amend the terms of any securities of Pershing Gold or any of its subsidiaries, or amend the terms of any outstanding indebtedness of Pershing Gold or any of its subsidiaries;

•
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of Pershing Gold or any of its subsidiaries;

•
reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit any of its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person;

•
create any subsidiary or enter into any contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any joint ventures;

•
engage in any transaction with any related parties other than with its wholly-owned subsidiaries in the ordinary course;

•
make any changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any new accounting policies, principles, methods, practices or procedures);

•
enter into, modify or terminate any contract with respect to any of the foregoing;

•
sell, pledge, lease, surrender, license, lose the right to use, mortgage, dispose of or encumber any assets or properties of Pershing Gold or any of its subsidiaries, other than inventory or immaterial personal property in the ordinary course of business;

•
other than in the ordinary course, acquire or commit to acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or assets, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, in each case, directly or indirectly, in one transaction or a series of transactions;
•
incur any indebtedness or create or issue any debt securities, or assume, guarantee, endorse or otherwise become liable or responsible for such obligations or the obligations of any other person, or make any loans or advances (other than intercompany loans or advances in the ordinary course of business);

•
incur or commit to capital expenditures or development expenses unless such capital expenditures or development expenses are set forth in the monthly Pershing Gold budget and plan from October 1, 2018 through March 31, 2019 (the “Pershing Gold Budget”);

•
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course of business consistent with past practice;

•
(i) make any tax election, information schedule, return or designation, (ii) settle or compromise any tax claim, assessment, reassessment or liability, (iii) file any amended tax return, (iv) enter into any agreement with a governmental authority with respect to taxes, (v) surrender any right to claim a tax abatement, reduction, deduction, exemption, credit or refund, (vi) consent to the extension or waiver of the limitation period applicable to any material tax matter or (vii) amend or change any of its methods or reporting income, deductions or accounting for income tax purposes;

•
pay, discharge or satisfy any claim, liability, indebtedness or obligation prior to the same being due, other than the payment, discharge or satisfaction of the same, in the ordinary course, in accordance with their terms;

•
voluntarily waive, release, assign, settle or compromise any material litigation;

•
engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of Pershing Gold in the manner such existing businesses generally have been carried on, or planned or proposed to be carried on prior to the date of the Merger Agreement;

•
incur or commit to expenditures exceeding $100,000, individually or in the aggregate, over the amount set forth in the Pershing Gold Budget; or

•
agree or commit to do any of the foregoing.

Agreements Relating to Americas Silver’s Operations Prior to Completion of the Transaction
In the Merger Agreement, Americas Silver has agreed that until the earlier of the Effective Time and the time that the Merger Agreement is terminated in accordance with its terms, it will conduct its business in the ordinary course consistent with past practice, comply in all material respects with the terms of its material contracts, will use commercially reasonable efforts to preserve intact its business organizations and relationships with third parties and duly and timely file all documents required to be filed pursuant to applicable laws and securities regulations, except, in each case, as required by any applicable law, or unless Pershing Gold otherwise consents in writing.

In addition, Americas Silver has agreed, subject to limited exceptions, until the earlier of the Effective Time and the time that the Merger Agreement is terminated in accordance with its terms, it will not, do any of the following without the prior written consent of Pershing Gold:
•
amend its, or its subsidiaries’, articles of incorporation or bylaws or other organizational documents;

•
(i) declare, set aside or pay any dividend or other distribution with respect to any shares of its capital stock (other than dividends, distributions, payments or return of capital made to Americas Silver by any of its subsidiaries), (ii) split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the Americas Silver Common Shares or any securities of Americas Silver or any of its subsidiaries or (iii) reduce the stated capital of the Americas Silver Common Shares or any other securities of Americas Silver or any of its subsidiaries except (i) as required pursuant to any existing contracts in effect as of the date of execution of the Merger Agreement, (ii) as compensation for directors, officers and employees in the ordinary course, or (iii) in connection with the Financing Debentures;

•
issue, grant, sell, pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any Americas Silver Common Shares or other securities of Americas Silver or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Americas Silver Common Shares or other securities of Americas Silver or any of its subsidiaries;

•
redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding Americas Silver Common Shares or other securities or securities convertible into or exchangeable or exercisable for Americas Silver Common Shares or any such other securities of Americas Silver or any shares or other securities of any of its subsidiaries;

•
amend the terms of any securities of Americas Silver or any of its subsidiaries;

•
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of Americas Silver or any of its subsidiaries;

•
reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit any of its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person;

•
enter into, modify or terminate any contract with respect to any of the foregoing; or

•
enter into any transaction or perform any act which could reasonably be expected to prevent or impede, restrict or delay, or be inconsistent with the successful completion of the transactions contemplated herein.

Non-Solicitation and Acquisition Proposals
Certain terms used in this section are defined in the Merger Agreement, a copy of which is included as Annex A to this proxy statement/prospectus and are set out at the end of this section.
The Merger Agreement provides that, until the earlier of the Effective Time and the time that the Merger Agreement is terminated in accordance with its terms, Pershing Gold and its subsidiaries, and their respective officers, directors, consultants, agents, investment bankers, lawyers, accountants, financial advisors, agents and other representatives, will not:
•
directly or indirectly, make, initiate, solicit or knowingly encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that knowingly facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, an acquisition proposal;

•
enter into or otherwise engage or participate in any substantive discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person that is seeking to make, or has made (other than Americas Silver and its subsidiaries) an acquisition proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•
withdraw, modify, qualify or change, or publicly propose to withdraw, modify, qualify or change, in a manner adverse to Americas Silver the approval or recommendation of the Transaction by Pershing Gold’s board of directors (or any of its committees) or make or propose publicly to make a change of recommendation with respect to the Transaction;

•
accept, approve, endorse or recommend, or remain neutral with respect to, or propose publicly or announce its intention to accept, approve, endorse or recommend, any acquisition proposal; or

•
accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any acquisition proposal or potential acquisition proposal, other than an acceptable confidentiality agreement.

Under the Merger Agreement, Pershing Gold and its representative shall immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion or negotiations with any person (other than Americas Silver and its representatives) with respect to any acquisition proposal or inquiry, proposal or offer that could reasonably be expected to lead to an acquisition proposal, and immediately discontinue access of any such person to any confidential information concerning Pershing Gold and its subsidiaries, including access to any data room, virtual or otherwise. In addition, Pershing Gold shall use its commercially reasonable efforts to cause any such person (including its agents and advisors) in possession of any confidential information concerning Pershing Gold and its subsidiaries that was furnished by or on behalf of Pershing Gold to return or destroy (and confirm destruction of) all such information.
The Merger Agreement requires that Pershing Gold must promptly (and in any event within 24 hours) notify Americas Silver, either in writing or orally (with subsequent written notice), of  (i) any acquisition proposal (whether or not in writing); (ii) any inquiry, proposal, offer or request, whether or not in writing, relating to an acquisition proposal or any request for discussions or negotiations or other communications relating to, or that could lead to, an acquisition proposal; and (iii) any request in connection with, or that could result in, an acquisition proposal received by Pershing Gold or any of its subsidiaries or any of their representatives for (A) non-public information relating to Pershing Gold (or any of its subsidiaries) or (B) access to properties, books, records or the provision of a list of securityholders of Pershing Gold (or any of its subsidiaries) by any person.
However, under the Merger Agreement, following the receipt by Pershing Gold of a bona fide written acquisition proposal made after the date of the Merger Agreement and prior to the Special Meeting that did not result from a breach of the Merger Agreement, Pershing Gold or their representatives may, subject to certain conditions being met:
•
contact the person making such acquisition proposal and its representatives solely for the purpose of clarifying the terms and conditions of such acquisition proposal so as to determine whether such acquisition proposal is, or could to lead to, a superior proposal;

•
furnish information to such person pursuant to an acceptable confidentiality agreement;

•
allow such person to conduct a reasonable due diligence investigation of Pershing Gold; and

•
participate in discussions or negotiations regarding such acquisition proposal.

The Merger Agreement also provides that if Pershing Gold receives a bona fide acquisition proposal that is a superior proposal from any person after the date of the Merger Agreement and prior to the Special Meeting, then the Pershing Gold board of directors may, prior to the Special Meeting, (i) make a change of recommendation relating to such superior proposal and/or (ii) approve or recommend such superior proposal and/or (iii) enter into an acquisition agreement with respect to such superior proposal, if and only if:
•
Pershing Gold has complied with its non-solicitation obligations under the Merger Agreement;

•
the Pershing Gold board of directors has determined, after consultation with its outside legal and financial advisors, that such acquisition proposal is a superior proposal;

•
Pershing Gold has given written notice to Americas Silver (together with a copy of the proposed definitive acquisition agreement executed by the person making such superior proposal (the “superior proposal notice”)) that the Pershing Gold board of directors has determined that such acquisition proposal constitutes a superior proposal, and that the Pershing Gold board of directors intends to make a change of recommendation with respect to the superior proposal and/or enter into an acquisition agreement with respect to such superior proposal;

•
a period of at least five (5) full business days (the “superior proposal notice period”) has elapsed;

•
if Americas has offered to amend the terms of the Transaction and the Merger Agreement during the superior proposal notice period, the acquisition proposal continues to be a superior proposal compared to the amendment to the terms of the Transaction offered by Americas Silver at the termination of the superior proposal notice period; and

•
Pershing Gold terminates the Merger Agreement in compliance with the terms of the Merger Agreement and Pershing Gold has previously paid or, concurrently with termination, pays in cash a break fee of  $4.0 million to the other party.

During the superior proposal notice period, Americas Silver must be provided with the right to propose to amend the terms of the Merger Agreement and the Transaction in order for the acquisition proposal to cease being a superior proposal. The Pershing Gold board of directors must review promptly, diligently and in good faith any such offer made by Americas Silver to amend the terms of the Merger Agreement and the Transaction in order to determine whether the proposed amendments would, upon acceptance, result in the acquisition proposal no longer constituting a superior proposal.
For purposes of the Merger Agreement, an “acquisition proposal” means, at any time after the entering into of the Merger Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any proposal or offer, or public announcement of an intention to make a proposal or offer with respect to:
(a)
any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than Americas Silver (or any affiliate of Americas Silver) beneficially owning shares of Pershing Gold Stock (or securities convertible into or exchangeable or exercisable for shares of Pershing Gold Stock) representing 20% or more of the shares of Pershing Gold Stock then outstanding;

(b)
any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of Pershing Gold or any of its subsidiaries;

(c)
any direct or indirect acquisition by any person or group of persons of any assets of Pershing Gold or one or more of Pershing Gold’s subsidiaries which represents individually or in the aggregate 20% or more of the consolidated assets of Pershing Gold;

(d)
any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of the Pershing Gold’s subsidiaries (including shares or other equity interest of subsidiaries) that constitute or hold 20% or more of the fair market value of the assets of Pershing Gold and its subsidiaries (taken as a whole), based on the select financial statements of Pershing Gold; or

(e)
any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as the foregoing, whether in a single transaction or a series of related transactions by Pershing Gold or any of its subsidiaries;

in each case, excluding the Transaction and the other transactions contemplated by the Merger Agreement.
For purposes of the Merger Agreement, an “acceptable confidentiality agreement” means, with respect to Pershing Gold and any third party (other than Americas Silver), a confidentiality agreement between Pershing Gold and such third party that, taken as a whole, is substantially similar to, and no less favorable to Pershing Gold than the non-disclosure and standstill agreement dated as of September 28, 2018, as amended, between Pershing Gold and Americas Silver (including with respect to standstill provisions).

For purposes of the Merger Agreement, a “superior proposal” means an unsolicited acquisition proposal made in writing on or after the date of the Merger Agreement by a person or persons acting jointly (other than Americas Silver and its affiliates) that:
(a)
is to acquire:

(i)
all of the outstanding shares of Pershing Gold Stock (on a fully diluted basis), other than shares of Pershing Gold Stock beneficially owned by the person making such acquisition proposal; or

(ii)
all or substantially all of the assets of Pershing Gold on a consolidated basis;

(b)
complies with securities laws and other applicable laws;

(c)
did not result from a breach of the non-solicitation and related provisions in Section 5 of the Merger Agreement;

(d)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full;

(e)
is not subject to approval by the board of directors or the equivalent of the third party, is not subject to the third party receiving a fairness opinion or similar evaluation, and is not subject to a due diligence condition;

(f)
the Pershing Gold board of directors has determined in good faith, and after consultation with its financial advisors and outside legal counsel, that such acquisition proposal would, if consummated in accordance with its terms, result in a transaction which is more favorable to the Pershing Gold Stockholders from a financial point of view than the Transaction (taking into account any amendment proposed to be made to the Merger Agreement by Americas Silver) and the failure to recommend such acquisition proposal would be reasonably likely to be inconsistent with the Pershing Gold board of directors’ fiduciary duties under applicable law;

(g)
the Pershing Gold board of directors has determined, in good faith, after consultation with its financial advisors and outside legal counsel, the acquisition proposal is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory, anticipated timing, conditions (including the availability of funds or other consideration necessary for the consummation of such acquisition proposal and prospects for completion of such acquisition proposal) and other aspects of such acquisition proposal and the person making such acquisition proposal; and

(h)
if Pershing Gold does not have sufficient funds that are immediately available to pay the termination fee and repay any amount payable under the Pershing Gold Debenture, the terms of such superior proposal provide that the maker of such superior proposal will advance or otherwise provide to Pershing Gold the cash required in order to pay the termination fee and amounts payable under the Pershing Gold Debenture prior to the date on which such termination fee and Pershing Gold Debenture repayment is to be paid.

Employee Matters
The Merger Agreement provides that:
•
Pershing Gold will: (i) use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing employees and consultants (including its officers) until the Effective Time; and (ii) promptly provide written notice to Americas Silver of the resignation or termination of any of its key employees or consultants on and after the closing of the Transaction; and

•
Americas Silver agrees that it, its subsidiaries and any successor to Pershing Gold (including any surviving corporation) shall honor and comply with the terms of all of the severance payment obligations of Pershing Gold or its subsidiaries under the existing employment, consulting, change of control, and severance agreements of Pershing Gold or its subsidiaries properly disclosed to Americas Silver pursuant to the Merger Agreement

Other Agreements
The Merger Agreement further provides that:
•
from the date of the Merger Agreement until the Effective Time, subject to compliance with applicable laws and the terms of any existing contracts, Pershing Gold will afford to Americas Silver and its representatives, until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, continuing access to certain information regarding Pershing Gold, and each party will afford to the other party and its representatives reasonable access during normal business hours and upon reasonable notice to such party’s and its subsidiaries’ businesses, properties, books and records and such other data and information as such other party may reasonably request, as well as to its management personnel;

•
each of Pershing Gold and Americas Silver will make all required filings and obtain all regulatory approvals and consents required in connection with the Merger Agreement;

•
prior to the Effective Time, Pershing Gold and Americas Silver shall exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over their respective and each of their respective subsidiaries’ respective operations;

•
Americas Silver and Pershing Gold will promptly notify the other after becoming aware of the occurrence or non-occurrence of any event which would be reasonably likely to cause any representation or warranty of any party contained in the Merger Agreement to be untrue or inaccurate in any material respect or otherwise cause any condition to the obligations of any party not to be satisfied;

•
Americas Silver and Pershing Gold will promptly notify the other after becoming aware of any failure of Americas Silver and Pershing Gold to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied pursuant to the Merger Agreement;

•
Americas Silver and Pershing Gold shall take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Transaction or if any state takeover statute or similar statute or regulation becomes applicable take all action necessary to ensure that such transactions may be consummated as promptly as practicable and to minimize the effect of such statute or regulation on the Transaction;

•
each of Americas Silver and Pershing Gold agrees to use commercially reasonable efforts to prepare and make, as promptly as practicable, but in no event later than twenty (20) business days after the date of the Merger Agreement, all necessary registrations and filings with the appropriate governmental authorities including a notification with respect to the Transaction pursuant to the HSR Act (if required), Section 721, and any notification required pursuant to any other applicable foreign antitrust or competition laws or regulations (indicating with each such notification and filing a request for early termination or acceleration of any applicable waiting period), supply all information requested by governmental authorities in connection with the HSR Act notification (if required), joint filing with CFIUS pursuant to Section 721 and any other applicable foreign antitrust or competition laws or regulations and will consider in good faith the views of the other party in responding to any such request.

Indemnification and Insurance of Pershing Gold’s Directors and Officers
The Merger Agreement provides, prior to the Effective Time, Pershing Gold will purchase customary “tail” policies of directors’ and officers’ liability insurance providing coverage for a period of six (6) years from the closing date of the Transaction with respect to certain claims arising from or related to facts or events which occur on or prior to the closing date of the Transaction, provided that the total cost of such run-off directors’ and officers’ liability insurance must not exceed 300% of the annual aggregate premium for directors’ and officers’ liability insurance maintained by Pershing Gold and its subsidiaries, as Pershing Gold disclosed to Americas Silver prior to the date of the Merger Agreement.
Americas Silver will, or will cause the surviving entity and its subsidiaries to, continue to honor all rights to indemnification existing in favor of the present and former directors and officers of Pershing Gold or any of its subsidiaries with respect to actions or omissions of the indemnified parties occurring prior to the Effective Time, for six (6) years following the closing date of the Transaction, subject to an undertaking by such indemnified party to repay, in certain circumstances, legal and other fees and expenses paid in advance.
Conditions to the Transaction
The obligation of each of Pershing Gold and Americas Silver to complete the Transaction is subject to the satisfaction or waiver of the conditions described in this section.
Closing Conditions for Each Party
The obligations of Pershing Gold and Americas Silver to complete the Transaction are subject to the fulfillment, on or prior to the closing date of the Transaction, of the following conditions:
•
approval of the Transaction by a majority of the voting power of the holders of the Pershing Gold Common Stock and holders of Series E Preferred Stock (on an as converted basis), voting as one class, and by 75% of the voting power of the holders of Series E Preferred Stock, voting as a separate class, at the Special Meeting of Pershing Gold Stockholders in accordance with applicable law;

•
approval by Americas Silver Shareholders at a special meeting of Americas Silver Shareholders of (a) a special resolution authorizing the amendment of the Americas Silver Articles to create the Americas Silver Preferred Shares and (b) an ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, including the acquisition of the Pershing Gold Common Stock in exchange for Americas Silver Common Shares;

•
all necessary filings pursuant to the HSR Act (if required) shall have been made and all applicable waiting periods shall have expired or been terminated;

•
CFIUS clearance will have been obtained;

•
this proxy statement/prospectus shall have become effective under the Securities Act and shall not be the subject of a stop order;

•
the issuance of the Americas Silver Common Shares to be issued in the Transaction, upon exercise of the converted Pershing Gold Options and assumed warrants, and pursuant to any Americas Silver Preferred Shares shall have been (i) conditionally approved for listing and posting for trading on the TSX and (ii) approved for listing and posting for trading on the NYSE American, subject only to satisfaction of the standard listing conditions, including notice of issuance;

•
the absence of any law, rule, regulation, notice, judgment or order issued by a court or other governmental entity prohibiting the completion of the Transaction, and no proceeding shall be pending seeking to prohibit the completion of the Transaction; and

•
no law shall have been made or applied or any proceeding taken, pending, or threatened that makes the Transaction illegal or otherwise prohibits the completion of the Transaction.

Additional Closing Conditions for Americas Silver
Americas Silver’s obligation to complete the Transaction is subject to satisfaction or waiver, on or prior to the closing date of the Transaction, of the following additional conditions:
•
Pershing Gold must have complied, in all material respects, with all obligations, covenants and agreements in the Merger Agreement on or before the closing date of the Transaction;

•
subject to certain exceptions, representations and warranties of Pershing Gold set forth in the Merger Agreement (disregarding any materiality or material adverse effect qualification in such representations and warranties) must be true and correct as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date), except where a breach would not have a material adverse effect on Pershing Gold;

•
subject to certain exceptions, representations and warranties of Pershing Gold set forth in the Merger Agreement relating to (i) organization, qualification, standing and authority to conduct business, (ii) compliance with charter documents, (iii) ownership of subsidiaries, (iv) authority to enter into the Merger Agreement and the Transaction, and due execution and delivery and binding obligation of the Merger Agreement, and (v) finder’s fees (including, in each case, any materiality or material adverse effect qualification in such representations and warranties) must be true and correct in all respects as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date);

•
the representations and warranties of Pershing Gold set forth in the Merger Agreement relating to capitalization (including any materiality or material adverse effect qualification in such representations and warranties) must be true and correct in all material respects as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date);

•
Americas Silver shall have received a certificate signed by a senior officer on behalf of Pershing Gold to the effect that the conditions described in the preceding four bullet points have been satisfied, and as to the organizational documents and good standing of Pershing Gold and each of its subsidiaries, incumbency and Pershing Gold board resolutions approving the Transaction;

•
the directors, the named executive officers, and certain significant Pershing Gold Stockholders shall have entered into voting support agreements with Americas Silver and shall not have terminated the voting support agreements or breached any of the representations, warranties and covenants in the voting support agreements in any material respect;

•
the shares of Pershing Gold Common Stock shall be regularly traded on an established securities market within the meaning of Treasury Regulation Section 1.897-9T(d) as of the closing date of the Transaction;

•
all payments to Canaccord, as Pershing Gold’s financial advisor, shall have been made, as set forth in the engagement letter with Canaccord; and

•
from the date of the Merger Agreement through the Effective Time, no material adverse effect must have occurred with respect to Pershing Gold and no event, occurrence, circumstance or development that would reasonably be expected to result in a material adverse effect with respect to Pershing Gold must have occurred.

Additional Closing Conditions for Pershing Gold
Pershing Gold’s obligation to complete the Transaction is subject to satisfaction or waiver, on or prior to the closing date of the Transaction of the Transaction, of the following additional conditions:
•
Americas Silver and Merger Sub must have complied, in all material respects, with all obligations, covenants and agreements in the Merger Agreement on or before the closing date of the Transaction;

•
subject to certain exceptions, representations and warranties of Americas Silver and Merger Sub set forth in the Merger Agreement (disregarding any materiality or material adverse effect qualification in such representations and warranties) must be true and correct as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date), except where a breach would not have a material adverse effect on Americas Silver;

•
subject to certain exceptions, representations and warranties of Americas Silver and Merger Sub set forth in the Merger Agreement relating to (i) organization, qualification, standing and authority to conduct business, (ii) authority to enter into the Merger Agreement and the Transaction, and due execution and delivery and binding obligation of the Merger Agreement, (iii) Americas Silver board approval of the Merger Agreement and the Transaction, and (iv) due authorization and valid issuance of the Common Stock Consideration and Preferred Stock

Consideration (including, in each case, any materiality or material adverse effect qualification in such representations and warranties) must be true and correct in all respects as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date);
•
the representations and warranties of Americas Silver and Merger Sub set forth in the Merger Agreement relating to capitalization (including any materiality or material adverse effect qualification in such representations and warranties) must be true and correct in all material respects as of the closing date of the Transaction (other than to the extent that the representation or warranty speaks as of another date);

•
Pershing Gold shall have received certificates signed by a senior officer on behalf of each of Americas Silver and Merger Sub to the effect that the conditions described in the preceding four bullet points have been satisfied, and as to the organizational documents and good standing of Americas Silver and Merger Sub (as applicable), incumbency and board resolutions of Americas Silver and Merger Sub (as applicable) approving the Transaction;

•
Americas Silver shall have provided its transfer agent and registrar with an irrevocable direction to issue such number of Americas Silver Common Shares and Americas Silver Preferred Shares as is necessary to satisfy the aggregate Transaction consideration payable to Pershing Gold Stockholders, which direction shall become effective upon the articles of merger being duly filed with the Secretary of State of the State of Nevada;

•
from the date of the Merger Agreement through the Effective Time, no material adverse effect must have occurred with respect to Americas Silver and no event, occurrence, circumstance or development that would reasonably be expected to result in a material adverse effect with respect to Americas Silver must have occurred; and

•
an individual designated by Pershing Gold shall have been appointed to the board of Americas Silver, effective immediately after the Effective Time.

Termination of the Merger Agreement
The Merger Agreement may be terminated by either party at any time before the Effective Time:
•
by mutual written agreement of Americas Silver and Pershing Gold;

•
if the Effective Time does not occur on or before April 1, 2019 (however, the right to terminate will not be available to a party whose failure to fulfill any obligation under the Merger Agreement or the breach of any representation or warranty under the Merger Agreement has been the principal cause of, or resulted in, the failure of the Transaction to have been completed on or before April 1, 2019);

•
the Special Meeting is held and the requisite Pershing Gold resolutions are not approved by either the holders of the Pershing Gold Common Stock and Series E Preferred Stockholders (on an as-converted basis), voting together as a class, or by the Series E Preferred Stockholders;

•
the Americas Silver meeting is held and each of the requisite Americas Silver resolutions are not approved by Americas Silver Shareholders; or

•
if any applicable law makes completion of the Transaction illegal or otherwise prohibited and such law has become final and non-appealable, subject to certain exceptions.

Effects of Terminating the Merger Agreement
If the Merger Agreement is terminated, the Merger Agreement becomes null and void and there will be no liability or obligation on the part of Americas Silver, Merger Sub or Pershing Gold, except certain customary provisions that will survive termination. However, termination of the Merger Agreement will not relieve any party from any liability with respect to any willful, knowing or fraudulent breach of any representation, warranty, covenant or other obligation contained in the Merger Agreement.

Termination Fees and Expenses
Under the Merger Agreement, Pershing Gold has agreed to pay Americas Silver a termination fee of $4.0 million in any of the following circumstances:
(a)
Pershing Gold or Americas Silver terminates the Merger Agreement because (i) (A) the Effective Time does not occur on or before April 1, 2019, (B) the Special Meeting is held and the requisite Pershing Gold Common Stockholder approval is not obtained; or (C) Pershing Gold breaches any of its representations, warranties or covenants contained in the Merger Agreement, which breach would cause certain closing conditions not to be satisfied by April 1, 2019; and (ii) prior to such termination, either (A) an acquisition proposal is made, publicly announced or otherwise publicly disclosed by any person and was not withdrawn before the Special Meeting; or (B) any person will have publicly announced and not withdrawn an intention to make an acquisition proposal; and (iii) within 365 days following the date of such termination either (A) an acquisition proposal is consummated with any person; or (B) Pershing Gold or one or more of its subsidiaries enters into a contract in respect of an acquisition proposal with any person and such acquisition proposal is subsequently consummated at any time thereafter.

(b)
Americas Silver terminates the Merger Agreement because the Pershing Gold board of directors or any committee thereof has either (i) made a change in recommendation in respect of the Transaction or (ii) breached any of its material non-solicitation obligations or covenants under the Merger Agreement.

(c)
Pershing Gold terminates the Merger Agreement in connection with the Pershing Gold board of directors approving and authorizing Pershing Gold to enter into a definitive agreement for the implementation of a superior proposal during the super proposal notice period.

The termination fee payable by Pershing Gold is required to be paid: (1) in respect of  (a) above, on or prior to the earlier of completion of or the entry into an acquisition agreement in respect of an acquisition proposal, (2) in respect of  (b) above, within one business day after termination of the Merger Agreement and (3) in respect of  (c) above, prior to or concurrent with termination of the Merger Agreement.
If the Americas Silver meeting is held, the requisite Americas Silver resolutions are not approved by Americas Silver Shareholders and the Merger Agreement is terminated as a result, Americas Silver shall promptly pay to Pershing Gold the amount of Pershing Gold’s reasonable, documented, out-of-pocket fees and expenses incurred in furtherance of the Transaction, subject to a maximum of  $600,000. In addition, in the event that the Merger Agreement is terminated after the Special Meeting is held and the requisite Pershing Gold Stockholder approval is not obtained, Pershing Gold shall promptly pay to Americas Silver the amount of Americas Silver’s reasonable, documented, out-of-pocket fees and expenses incurred in furtherance of the Transaction, subject to a maximum of  $600,000, with such amount being creditable against the termination fee in certain circumstances.
Amendment of the Merger Agreement
At any time before or after approval of the Transaction by Pershing Gold Stockholders and approval, prior to the Effective Time, by the Americas Silver Shareholders at a special meeting of Americas Silver Shareholders of  (i) a special resolution authorizing the amendment of the Americas Silver Articles to create the Americas Silver Preferred Shares and (ii) an ordinary resolution authorizing and approving the Merger Agreement and all transactions contemplated thereby, including the acquisition of the Pershing Gold Common Stock in exchange for Americas Silver Common Shares, the Merger Agreement may be amended or supplemented in writing by Americas Silver and Pershing Gold in all respects, except as otherwise provided by law. Following approval of the Transaction by Pershing Gold Stockholders and the requisite approvals by the Americas Silver Shareholders, there will be no amendment or change to its provisions unless permitted by Chapter 92A of the NRS without further approval by the Pershing Gold Stockholders.
Governing Law
The Merger Agreement is to be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

AGREEMENTS ENTERED INTO IN CONNECTION WITH THE MERGER AGREEMENT
Significant Stockholder Voting Support Agreement
As a condition and inducement to Americas Silver’s willingness to enter into the Merger Agreement, Americas Silver has entered into the Significant Stockholder Support Agreement. The Significant Stockholder owns or controls, in the aggregate, the voting of approximately 10,408,748 shares of Pershing Gold Common Stock and 7,735 shares of Series E Preferred Stock, representing 31% of the outstanding shares of Pershing Gold Common Stock and 87% of the outstanding shares of Series E Preferred Stock, respectively (and representing approximately 39% of the aggregate voting power of the Pershing Gold Stock).
According to the terms of the Significant Stockholder Support Agreement, the Significant Stockholder has agreed, among other things, to:
•
vote (or cause to be voted) all the shares of Pershing Gold Common Stock and all the shares of Series E Preferred Stock, as applicable, owned or controlled by him at the Special Meeting in favor of the Pershing Gold Resolution and any other matters which are necessary for the transactions contemplated by the Merger Agreement;

•
not take any action: (i) in respect of any acquisition proposal or other merger or similar transaction involving Pershing Gold or any of its subsidiaries, other than the Merger; (ii) which would reasonably be regarded as being directed toward or likely to prevent, delay or reduce the likelihood of the successful completion of the Merger; or (iii) that would result in a breach of any representation, warranty, covenant or other obligation of Pershing Gold under the Merger Agreement;

•
not: (i) solicit proxies in opposition to or competition with Americas Silver in connection with the Merger; (ii) assist any person or act jointly or in concert with others for the purpose of opposing or competing with Americas Silver; or (ii) facilitate any inquiry, proposal or offer that constitutes or may lead to a proposed transaction between Pershing Gold or any of its subsidiaries and any other person, other than the Merger, that would interfere or decrease the likelihood of successfully completing the Merger;

•
assist Pershing Gold and Americas Silver, as applicable, to successfully complete the Merger and the other transactions contemplated by the Merger Agreement;

•
not exercise any dissent rights in respect of the Merger;

•
without having first obtained the prior written consent of Americas Silver, not sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest in any of the shares of Pershing Gold Stock or convertible securities to acquire Pershing Gold Stock or enter into any agreement, arrangement, commitment or understanding in connection therewith, subject to certain exceptions; and

•
not grant or agree to grant any proxies or powers of attorney, deliver any voting instruction form, deposit any shares of Pershing Gold Stock into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any shares of Subject Pershing Gold Stock.

The Significant Stockholder Support Agreement will terminate at the earlier to occur of:
•
the mutual agreement in writing of the Significant Stockholder and Americas Silver;

•
written notice of either party to the other party if, with respect to the Significant Stockholder Support Agreement, any of the other party’s covenants are not complied with in any material respect or any of the other party’s representations and warranties are untrue or incorrect in any material respect;

•
written notice by the Significant Stockholder to Americas Silver if Americas Silver has not complied in any material respect with any of its covenants contained in the Merger Agreement;

•
written notice by Americas Silver to the Significant Stockholder if Americas Silver determines not to proceed with the Merger;

•
the acquisition by Americas Silver of the shares of Pershing Gold Stock owned or controlled by the Significant Stockholder; and

•
April 2, 2019.

The Significant Stockholder Support Agreement may not be terminated by the Significant Stockholder in the event of a superior proposal.
Pershing Gold Director and Officer Support Agreements
As a condition and inducement to Americas Silver’s willingness to enter into the Merger Agreement, Americas Silver has entered into the Pershing D&O Support Agreements. In the aggregate, such persons own or control the voting of approximately 996,263 shares of Pershing Gold Common Stock and 100 shares of Series E Preferred Stock, representing 3% of the outstanding shares of Pershing Gold Common Stock and 1% of the outstanding shares of Series E Preferred Stock, respectively, and 2.8% of the combined voting power of the Pershing Gold Common Stock and Series E Preferred Stock.
According to the terms of the Pershing D&O Support Agreements, each named Pershing Gold Stockholder has agreed, among other things, to:
•
vote such Pershing Gold Stockholder’s beneficially owned shares in favor of Proposal One and any other resolutions approving matters related to the Merger;

•
not exercise any rights of appraisal, rights to dissent, or any other stockholder rights or remedies available to delay, upset or challenge the Merger;

•
not option, sell, assign, transfer, alienate, dispose of, gift, grant, pledge, create or permit an encumbrance on, grant a security interest in or otherwise convey any of such Pershing Gold Stockholder’s securities in Pershing Gold;

•
not grant or agree to grant any proxy or other right to the Pershing Gold Stockholder’s securities in Pershing Gold, other than in support of the resolution approving the Merger and other related matters;

•
not requisition or join in the requisition of any meeting of the Pershing Gold Stockholders for the purpose of considering any resolution; and

•
not, directly or indirectly, including through any representative, solicit, assist, initiate or encourage any inquiries, proposals or offers from any person regarding an acquisition proposal, engage in any negotiations concerning, or provide any information to or otherwise cooperate with any person relating to an acquisition proposal;

•
not deposit or cause to be deposited such Pershing Gold Stockholder’s beneficially owned shares under an acquisition proposal;

•
immediately cease, cause its representatives to cease and cause to be terminated any existing solicitations, discussions or negotiations with any parties (other than Americas Silver or Pershing Gold or any representatives thereof) with respect to any acquisition proposal or potential acquisition proposal; and

•
not to take any action to encourage or assist any other person to do any of the prohibited acts referred to in the foregoing.

The commitments made by the applicable Pershing Gold Stockholders who are directors of Pershing Gold do not limit or modify their ability, in their capacity as a director, to cause Pershing Gold to accept a superior proposal in the circumstances permitted under the Merger Agreement.
The Pershing D&O Support Agreements will terminate at the earlier to occur of: (i) the mutual consent of Americas Silver and the Pershing Gold Stockholder party to the Pershing D&O Support Agreements; (ii) completion of the Merger in accordance with the Merger Agreement; (iii) termination of the Merger

Agreement in accordance with its terms; (iv) by written notice of the Pershing Gold Stockholder if Americas Silver has not complied in any material respect with its covenants contained in the Pershing D&O Support Agreement or if any representation or warranty of Americas Silver contained in the Pershing D&O Support Agreement is untrue and incorrect in any material respect, and such non-compliance or inaccuracy is likely to prevent the consummation of the Transaction and is not cured, if curable by Americas Silver during a specified cure period; and (v) by written notice of Americas Silver if the requisite Pershing Gold resolutions are not approved by the requisite majority of Pershing Gold Stockholders.
Americas Silver Director and Officer Voting Support Agreements
As a condition and inducement to Pershing Gold’s willingness to enter into the Merger Agreement, Pershing Gold has entered into Americas Silver D&O Support Agreements with each of the directors and executive officers of Americas Silver. In the aggregate, such persons own or control the voting of 324,554 Americas Silver Common Shares, representing 0.75% of the outstanding Americas Silver Common Shares.
According to the terms of the Americas Silver D&O Support Agreements, each named shareholder has agreed, among other things, to:
•
vote such Americas Silver Shareholder’s beneficially owned shares in favor of the requisite resolutions of the Americas Silver Shareholders and any other resolutions approving matters related to the merger;

•
not exercise any shareholder rights or remedies available to delay, upset or challenge the merger;

•
not to option, sell, assign, transfer, alienate, dispose of, gift, grant, pledge, create or permit an encumbrance on, grant a security interest in or otherwise convey any of such shareholder’s securities in Americas Silver;

•
not to grant or agree to grant any proxy or other right to the shareholder’s securities in Americas Silver, other than in support of the resolution approving the merger and other related matters;

•
not to requisition or join in the requisition of any meeting of the Americas Silver Shareholders for the purpose of considering any resolution; and

•
not to, in any manner, directly or indirectly solicit, initiate, or knowingly encourage any purchases of or offers to sell Americas Silver Common Shares.

The Americas Silver D&O Support Agreements will terminate at the earlier to occur of: (i) at any time by mutual consent of Pershing Gold and the shareholder party to the Americas Silver D&O Support Agreement; (ii) completion of the merger in accordance with the Merger Agreement; (iii) termination of the Merger Agreement in accordance with its terms; (iv) by written notice of the shareholder if Pershing Gold has not complied in any material respect with its covenants contained in the Americas Silver D&O Support Agreement or if any representation or warranty of Pershing Gold contained in the Americas Silver D&O Support Agreement is untrue and incorrect in any material respect, and such non-compliance or inaccuracy is likely to prevent the consummation of the Transaction and is not cured, if curable by Pershing Gold during a specified cure period; and (v) by written notice of Pershing Gold if the requisite Americas Silver resolutions are not approved by the requisite majority of Americas Silver Shareholders.
Financing Debentures
In connection with the Merger Agreement, on October 1, 2018, Americas Silver completed a private placement debt financing and entered into arrangements with respect to the issuance of secured convertible debentures in the aggregate principal amount of C$5.5 million (the “Financing Debentures”) to certain private lenders (each, a “Lender” and collectively, the “Lenders”). The net proceeds of the loan were used by Americas Silver to fund a $4.0 million secured convertible loan (the “Pershing Gold Debenture”) to address Pershing Gold’s near-term working capital requirements. See “Pershing Gold Debenture” below.
The Financing Debentures are, upon the mutual election of the Lenders and Americas Silver, convertible into Americas Silver Common Shares in accordance with the terms of the Financing Debentures. The Financing Debentures mature on July 1, 2019; however, Americas Silver has the option to extend such maturity date to October 1, 2019, by delivering a notice in writing to the Lenders not later than March 1, 2019. The extension option is not available if the Transaction has been terminated.

Pershing Gold Debenture
In connection with the Merger Agreement, on October 1, 2018, Americas Silver agreed to extend a loan to Pershing Gold in the amount of  $4.0 million pursuant to the terms and subject to the conditions of a $4.0 million aggregate principal amount secured convertible debenture, the Pershing Gold Debenture, to address Pershing Gold’s near-term working capital requirements.
The Pershing Gold Debenture matures on June 1, 2019; however, Pershing Gold has the option to extend such maturity date to September 1, 2019, by delivering a notice in writing to Americas Silver not later than February 1, 2019. The extension option is not available if the Merger Agreement has been terminated. The Pershing Gold Debenture is secured by a lien on substantially all of the assets of Pershing Gold.
In the event that the Merger Agreement is terminated, the portion of the principal amount outstanding and owing under the Pershing Gold Debenture plus any accrued and unpaid interest (collectively, the “Repayment Amount”) will become due and payable. At Pershing Gold’s option, the Repayment Amount will either (i) be payable in cash or (ii) convert into shares of Pershing Gold Common Stock at the conversion price set out in the Pershing Gold Debenture if:
•
either Americas Silver or Pershing Gold terminates the Merger Agreement because the Americas Silver meeting is held and the requisite resolutions of the Americas Silver Shareholders are not approved;

•
either Americas Silver or Pershing Gold terminates the Merger Agreement because a law is enacted, made, enforced or amended, as applicable, that makes the completion of the Transaction or the transactions contemplated by the Merger Agreement illegal or otherwise prohibited; or

•
Pershing Gold terminates the Merger Agreement because Americas Silver breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement.

To exercise the foregoing option, Pershing Gold must send a notice to Americas Silver within 30 days following the termination of the Merger Agreement and repayment must occur within 60 days of such notice, but in any event within 90 days of such termination. The aggregate number of shares of Pershing Gold Common Stock that may be issued pursuant to the foregoing option cannot exceed 19.9% of the total issued and outstanding shares of Pershing Gold Common Stock as of the date of the Pershing Gold Debenture.
The Repayment Amount is payable only in cash if:
•
either Americas Silver or Pershing Gold terminates the Merger Agreement because the Special Meeting is held and Proposal One is not approved by the holders of Pershing Gold Common Stock and the holders of Series E Preferred Stock (on an as-converted basis) voting together as a class;

•
either Americas Silver or Pershing Gold terminates the Merger Agreement because the Special Meeting is held and Proposal One not approved by the Series E Preferred Stockholders;

•
Americas Silver terminates the Merger Agreement because Pershing Gold breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement;

•
Americas Silver terminates the Merger Agreement because the Pershing Gold board of directors or any committee thereof makes a change of recommendation;

•
Pershing Gold terminates the Merger Agreement because the Pershing Gold board of directors approves and authorizes Pershing Gold to enter into a definitive agreement providing for the implementation of a superior proposal, in which case the Repayment Amount that becomes will due and payable will be calculated as an amount equal to 106% of the portion of the principal amount outstanding and owing under the Pershing Gold Debenture plus all accrued and unpaid interest on such amount so prepaid, up to and including the redemption date; or

•
either Americas Silver or Pershing Gold terminates the Merger Agreement because the Transaction is not completed by April 1, 2019 and the Merger Agreement is terminated.

The interest on any amount funded to Pershing Gold under the Pershing Gold Debenture is 16.00% per annum and will accrue and compound monthly from and after the date of the funding.
Recommendation of the Pershing Gold Board of Directors
THE PERSHING GOLD BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE PERSHING GOLD STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRANSACTION.

PROPOSAL TWO — COMPENSATION OF NAMED EXECUTIVE OFFICERS
As required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act, Pershing Gold is providing the Pershing Gold Stockholders with the opportunity to cast an advisory (non-binding) vote on the “golden parachute” compensation that may become payable to its named executive officers in connection with the completion of the Transaction.
Pershing Gold believes that the compensation that may become payable to certain of its named executive officers in connection with the completion of the Transaction is reasonable and demonstrates that its executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment of their interests with the long-term interests of Pershing Gold Stockholders. Most of the compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction consists of severance benefits, which are all double-trigger in nature and are, therefore, only payable upon the occurrence of a qualifying termination of an executive’s employment in connection with the consummation of the Transaction. Pershing Gold believes that such severance arrangements are reasonable and are necessary in order to motivate the NEOs to work towards a successful completion of the Transaction. Further, Mr. Alfers, Pershing Gold’s President and Chief Executive Officer, and Mr. Alexander, Pershing Gold’s Vice President Finance and Controller, will be entitled to receive any compensation in respect of equity awards the vesting of which will be accelerated in connection with the consummation of the Transaction, Pershing Gold believes that the amount these officers will be entitled to receive in respect of such accelerated equity awards is relatively modest.
This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction. In addition, this vote is separate and independent from the vote of Pershing Gold Stockholders on the Merger Agreement and the adjournment proposal. Pershing Gold’s board of directors asks that Pershing Gold Stockholders vote “FOR” the following resolution:
“RESOLVED, that the ‘golden parachute’ compensation that may become payable to the named executive officers named in this proxy statement in connection with the completion of the Transaction is approved.”
This vote is advisory and, therefore, it will not be binding on Pershing Gold, nor will it overrule any prior decision or require the board of directors of Pershing Gold (or any committee thereof) to take any action. The proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.
More information regarding the compensation that may become payable to Pershing Gold’s named executive officers in connection with the completion of the Transaction is set forth in the section captioned “Proposal One — The Transaction — Financial Interest of Pershing Gold Directors and Officers in the Transaction” beginning on page 92.
Recommendation of the Pershing Gold Board of Directors
THE PERSHING GOLD BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE PERSHING GOLD STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE “GOLDEN PARACHUTE” COMPENSATION THAT MAY BECOME PAYABLE TO PERSHING GOLD’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE TRANSACTION.

PROPOSAL THREE — APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES
Pershing Gold may ask the Pershing Gold Stockholders to vote on a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Transaction as set forth in this proxy statement/prospectus. Pershing Gold does not currently intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the Transaction. The approval of a majority of the votes cast is required to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies. If the Pershing Gold Stockholders approve this proposal, Pershing Gold may adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from Pershing Gold Stockholders who have previously voted against the Transaction.
If Pershing Gold Stockholders do not approve this proposal to grant discretionary authority to adjourn the Special Meeting:
•
Pershing Gold may not be able to consummate the Transaction on the terms set forth in the Merger Agreement, and Americas Silver may have the right to terminate the Merger Agreement.

•
Pershing Gold’s business would continue to incur significant operating losses, which would require Pershing Gold to seek additional capital in the form of debt or equity, which it may not be able to secure. If Pershing Gold is unable to secure such financing, it may need to implement additional cost reduction efforts across its operations, which could materially harm Pershing Gold’s business, results of operations and future prospects.

Recommendation of the Pershing Gold Board of Directors
THE BOARD OF DIRECTORS OF PERSHING GOLD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL. PROXIES RECEIVED FROM STOCKHOLDERS OF RECORD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

INFORMATION ABOUT THE COMPANIES
Americas Silver Corporation
Americas Silver is a publicly-listed mining company engaged in the evaluation, acquisition, exploration, development and operation of precious and polymetallic mineral properties in North America, primarily those with the potential for near-term production or exhibiting potential for hosting a major mineralized deposit. Americas Silver’s mission is to profitably expand its precious metals production through the development of its own projects and consolidation of complimentary projects. Americas Silver is currently operating in two of the world’s leading silver camps: the Cosalá Operations in Sinaloa, Mexico, which includes the Nuestra Señora silver-zinc-copper-lead mine, the San Rafael silver-zinc-lead mine and the Zone 120 silver-copper exploration project, and the Galena Complex, in Idaho, United States. Americas Silver holds an option to purchase the San Felipe development project in Sonora, Mexico.
Americas Silver was incorporated as “Scorpio Mining Corporation” pursuant to articles of incorporation dated May 12, 1998 under the CBCA with authorized share capital of an unlimited number of common shares. On December 23, 2014, a merger transaction between Scorpio Mining and U.S. Silver was completed to combine their respective businesses by way of a plan of arrangement of U.S. Silver pursuant to section 182 of the Business Corporations Act (Ontario). Following this merger, the combined company changed its name to “Americas Silver Corporation” by way of articles of amendment dated May 19, 2015.
Americas Silver was originally listed on the TSX trading under the symbol “SPM” from October 18, 2006. Americas Silver now trades on the TSX under the trading symbol “USA” and on the Frankfurt Stock Exchange under the trading symbol “SZ71”. On January 11, 2017, Americas Silver filed a registration statement with the SEC under the Exchange Act, and on January 19, 2017, Americas Silver commenced trading the Americas Silver Common Shares on the NYSE American under the symbol “USAS”.
Americas Silver’s principal and registered office is located at 145 King Street West, Suite 2870, Toronto, Ontario, Canada M5H 1J8. Americas Silver’s website is www.americassilvercorp.com. The content of Americas Silver’s website and information accessible through the website does not form part of this proxy statement/prospectus.
Americas Silver is an “emerging growth company” under the Jobs Act. See “Risk Factors — Risks Relating to Americas Silver Following Completion of the Transaction” beginning on page 40 and “Americas Silver Corporation” beginning on page 146.
R Merger Sub, Inc.
R Merger Sub, Inc., or Merger Sub, is a Nevada corporation and a wholly-owned subsidiary of Americas Silver. Merger Sub was formed solely for the purpose of effecting the proposed merger with Pershing Gold and has not carried on any activities other than in connection with the proposed merger. The address and telephone number for Merger Sub’s principal executive office is the same as for Americas Silver.
Pershing Gold Corporation
Pershing Gold is a gold and precious metals exploration company pursuing exploration, development and mining opportunities primarily in Nevada. It is currently focused on exploration at its Relief Canyon properties in Pershing Gold County in northwestern Nevada and, if economically feasible, commencing mining at the Relief Canyon Mine. None of its properties contain proven and probable reserves under SEC Industry Guide 7, and its activities on all of its properties are exploratory in nature.
Pershing Gold was incorporated in Nevada on August 2, 2007 under the name Excel Global, Inc., and it changed its name to Pershing Gold Corporation on February 27, 2012.
Since its acquisition of the Relief Canyon Mine property in 2011, the Pershing Gold’s exploration efforts have been focused primarily on expanding the known Relief Canyon Mine deposit.

Pershing Gold’s Relief Canyon property rights currently total approximately 29,000 acres and are comprised of approximately 1,137 owned unpatented mining claims, 120 owned millsite claims, 62 leased unpatented mining claims, and 6,586 acres of leased private lands, 960 acres of subleased private lands and 320 acres of owned private minerals. As currently defined by exploration drilling, most of the Relief Canyon properties, including the Relief Canyon Mine, are located on property that is subject to a 2% net smelter return production royalty, with a portion of the deposit located on property subject to net smelter return production royalties totaling 4.5%. The rest of the property is subject, under varying circumstances, to net smelter return production royalties ranging from 2% to 5%.
Pershing Gold’s principal offices are located in Lakewood, Colorado at 1658 Cole Boulevard, Building No. 6, Suite 210, Lakewood, Colorado 80401 and it has an exploration office at 1055 Cornell Avenue, Lovelock, Nevada 89419. Pershing Gold’s telephone number is 720-974-7254. Pershing Gold maintains a website at www.pershinggoldgold.com, which contains information about Pershing Gold. This website and the information contained in and connected to it are not part of this proxy statement/prospectus.
Pershing Gold Common Stock trades on NASDAQ and on the TSX under the symbol “PGLC” and on the Frankfurt Stock Exchange under the symbol “7PG1.”
Additional information about Pershing Gold is included in documents publicly filed by Pershing Gold. See “Where You Can Find More Information” beginning on page 186.

MARKET PRICE AND DIVIDEND INFORMATION
Comparative Per Share Market Information
Pershing Gold Common Stock is listed and traded on NASDAQ, on the TSX under the symbol “PGLC” and on the Frankfurt Stock Exchange under the symbol “7PG1”. The Americas Silver Common Shares are listed and traded on the TSX under the symbol “USA” and on the NYSE American under the symbol “USAS.” Americas Silver began trading on the NYSE American on January 19, 2017. The following table sets forth, for the calendar quarters indicated, the high and low sales price per share of Pershing Gold Common Stock and the high and low sales price per Americas Silver Common Share, in each case as reported on NASDAQ or the NYSE American, as applicable, and the TSX. In addition, the table also sets forth the quarterly cash dividends per share declared by Pershing Gold with respect to its shares of Pershing Gold Common Stock and by Americas Silver with respect to the Americas Silver Common Shares. On the Pershing Gold record date (November 26, 2018), there were 33,676,921 shares of Pershing Gold Common Stock outstanding and 43,402,434 Americas Silver Common Shares outstanding.
	Pershing Gold NASDAQ (US Dollars)			Pershing Gold TSX (Canadian Dollars)
	High	Low	Dividends Declared	High	Low	Dividends Declared
2018
First Quarter	$2.58	$1.91	$—	$3.20	$2.32	$—
Second Quarter	$2.11	$1.79	$—	$2.65	$2.33	$—
Third Quarter	$1.88	$0.80	$—	$2.37	$1.06	$—
2017
First Quarter	$3.49	$2.67	$—	$4.74	$3.66	$—
Second Quarter	$3.06	$2.60	$—	$4.15	$3.55	$—
Third Quarter	$3.31	$2.70	$—	$4.05	$3.44	$—
Fourth Quarter	$3.23	$2.26	$—	$4.02	$2.90	$—
2016
First Quarter	$4.99	$3.12	$—	$—	$—	$—
Second Quarter	$4.65	$3.62	$—	$—	$—	$—
Third Quarter	$5.02	$3.77	$—	$—	$—	$—
Fourth Quarter	$4.58	$3.10	$—	$5.52	$4.20	$—
	Americas Silver NYSE American (US Dollars)			Americas Silver TSX (Canadian Dollars)
	High	Low	Dividends Declared	High	Low	Dividends Declared
2018
First Quarter	$4.65	$3.20	$—	$5.74	$4.16	$—
Second Quarter	$4.30	$2.94	$—	$5.37	$3.91	$—
Third Quarter	$3.58	$2.05	$—	$4.21	$2.72	$—
2017
First Quarter	$3.65	$2.80	$—	$4.76	$3.42	$—
Second Quarter	$3.20	$2.54	$—	$4.35	$3.50	$—
Third Quarter	$5.04	$2.50	$—	$6.11	$3.20	$—
Fourth Quarter	$4.82	$3.11	$—	$5.96	$4.02	$—
2016
First Quarter	$2.30	$0.48	$—	$0.245	$0.085	$—
Second Quarter	$3.84	$2.04	$—	$0.395	$0.220	$—
Third Quarter	$4.46	$2.76	$—	$0.480	$0.295	$—
Fourth Quarter	$3.18	$2.04	$—	$3.70	$0.225	$—

The following table sets forth, for the five most recent calendar years and the six most recent calendar months, the high and low sales price per Americas Silver Common Share as reported on the NYSE American and the TSX.
	Americas Silver NYSE American		Americas Silver TSX (Canadian Dollars)
Annual	High	Low	High	Low
2018 (January 1 to November 26)	$4.65	$1.38	$5.74	$1.82
2017	$5.04	$2.48	$6.11	$3.22
2016	$4.46	$0.48	$3.70	$0.085
2015	$2.78	$0.72	$—	$—
2014	$4.62	$1.85	$0.670	$0.285
Last Six Months
October	$2.63	$2.00	$3.44	$2.62
September	$2.60	$2.05	$3.33	$2.72
August	$2.70	$2.08	$3.39	$2.80
July	$3.31	$2.60	$4.21	$3.38
June	$3.58	$2.94	$4.63	$3.91
May	$3.91	$3.44	$5.03	$4.43
The following table sets forth, for the five most recent calendar years and the six most recent calendar months, the high and low sales price per share of Pershing Gold Common Stock as reported on NASDAQ and the TSX.
	Pershing Gold NASDAQ		Pershing Gold TSX (Canadian Dollars)
Annual	High	Low	High	Low
2018 (January 1 to November 26)	$2.58	$0.94	$3.20	$1.06
2017	$3.49	$2.26	$4.74	$2.90
2016	$5.02	$3.10	$5.52	$4.20
2015	$7.27	$3.42	$—	$—
2014	$7.47	$4.86	$—	$—
Last Six Months
October	$1.78	$1.35	$2.31	$1.64
September	$1.43	$0.80	$1.85	$1.06
August	$1.51	$1.07	$1.93	$1.48
July	$1.88	$1.50	$2.37	$1.96
June	$1.96	$1.79	$2.51	$2.39
May	$2.07	$1.80	$2.57	$2.38
Number of Holders of Stock and Number of Shares Outstanding
As of November 26, 2018, there were 60 registered holders of the Americas Silver Common Shares who held an aggregate of 43,402,434 Americas Silver Common Shares.
As of November 23, 2018, there were 463 registered holders of shares of Pershing Gold Common Stock who held an aggregate of 33,676,921 shares if Pershing Gold Common Stock.
As of November 26, 2018, there were 10 registered holders of shares of Series E Preferred Stock who held an aggregate of 8,946 shares of Series E Preferred Stock, convertible on that day into 3,163,050 shares of Pershing Gold Common Stock.

Americas Silver Prior Sales
The following table sets out the prior sales of securities of Americas Silver since November 1, 2017:
Date Issued/Granted	Number of Securities	Security	Price Per Security
November 27, 2017	409,203	Common shares from exercise of warrants	2.76
January 2, 2018	1,330,000	Options	4.58
January 19, 2018	30,680	Common shares from exercise of warrants	4.20
January 19, 2018	7,670	Warrants	4.68
January 25, 2018	40,000	Options	5.55
February 1, 2018	8,333	Common shares from exercise of options	2.34
February 2, 2018	395,486	Common shares from exercise of warrants	1.56
April 24, 2018	3,500	Common shares from exercise of options	2.04
April 26, 2018	40,000	Common shares from exercise of options	2.04
April 26, 2018	391,664	Common shares from exercise of options	2.34
May 14, 2018	4,635	Common shares from exercise of warrants	2.16
May 15, 2018	276,128	Common shares from exercise of warrants	4.20
May 15, 2018	69,032	Warrants	4.68
May 15, 2018	25,000	Options	4.72
May 25, 2018	6,944	Common shares from exercise of options	2.04
June 7, 2018	30,680	Common shares from exercise of warrants	4.20
June 7, 2018	7,670	Warrants	4.68
June 8, 2018	276,128	Common shares from exercise of warrants	4.20
June 8, 2018	69,032	Warrants	4.68
June 18, 2018	2,291	Common shares from exercise of warrants	3.00
June 28, 2018	4,625	Common shares from exercise of warrants	3.00
August 8, 2018	24,531	Common shares from exercise of warrants	1.56
August 22, 2018	41,666	Common shares from exercise of warrants	3.00
August 24, 2018	39,583	Common shares from exercise of warrants	3.00
September 12, 2018	17,133	Common shares from exercise of options	2.04
September 13, 2018	3,700	Common shares from exercise of options	2.04
October 1, 2018	1,074,999	Warrants	3.12

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS OF
AMERICAS SILVER CORPORATION AND PERSHING GOLD CORPORATION
Americas Silver Corporation
Pro forma consolidated statement of financial position
As at September 30, 2018
(In thousands of U.S. dollars, unaudited)
	Americas Silver Corporation	Pershing Gold Corporation	Notes	Pro Forma Adjustments	Pro Forma Consolidated
Assets
Current assets
Cash and cash equivalents	$3,111	$1,986		$—	$5,097
Trade and other receivables	5,646	—		—	5,646
Inventories	8,250	—		—	8,250
Prepaid expenses	1,774	649		—	2,423
Forward contracts	263	—		—	263
	19,044	2,635		—	21,679
Non-current assets
Restricted cash	709	3,771		—	4,480
Property, plant and equipment	106,048	26,578	3a) 3b)	37,536	170,162
Total assets	$125,801	$32,984		$37,536	$196,321
Liabilities
Current liabilities
Trade and other payables	$10,410	$1,597	3c) 3d)	$6,205	$18,212
Pre-payment facility	5,355	—		—	5,355
	15,765	1,597		6,205	23,567
Non-current liabilities
Other long-term liabilities	735	—		—	735
Pre-payment facility	6,875	—		—	6,875
Post-employment benefit obligations	8,631	—		—	8,631
Decommissioning provision	3,850	990		—	4,840
Deferred tax liabilities	236	—		—	236
Total liabilities	36,092	2,587		6,205	44,884
Equity
Share capital	212,498	3	3e) 3f) 3g) 3h)	68,225	280,726
Equity reserve	34,629	212,558	3e)	(212,558)	34,629
Foreign currency translation reserve	6,458	—		—	6,458
Deficit	(163,876)	(182,164)	3c) 3e)	175,664	(170,376)
Total equity	89,709	30,397		31,331	151,437
Total liabilities and equity	$125,801	$32,984		$37,536	$196,321

The accompanying notes are an integral part of the pro forma consolidated financial statements.

Americas Silver Corporation
Pro forma consolidated statement of loss
For the nine-month period ended September 30, 2018
(In thousands of U.S. dollars, except share and per share amounts, unaudited)
	Americas Silver Corporation	Pershing Gold Corporation	Notes	Pro Forma Adjustments	Pro Forma Consolidated
Revenue	$49,468	$—		$—	$49,468
Cost of sales	(37,943)	—		—	(37,943)
Depletion and amortization	(7,044)	(737)		—	(7,781)
Care, maintenance and restructuring costs	(990)	—		—	(990)
Corporate general and administrative expenses	(5,227)	(7,672)		—	(12,899)
Exploration costs	(2,528)	(3,047)		—	(5,575)
Accretion on decommissioning provision	(144)	(26)		—	(170)
Interest and financing income (expense)	(746)	12		—	(734)
Foreign exchange loss	(271)	(2)		—	(273)
Gain on disposal of assets	870	—		—	870
Gain on forward contracts	857	—		—	857
Write-down of equipment	(65)	—		—	(65)
Contingency on value added taxes	(125)	—		—	(125)
Loss before income taxes	(3,888)	(11,472)		—	(15,360)
Income tax recovery	10	—		—	10
Net loss	(3,878)	(11,472)		—	(15,350)
Preferred deemed dividend	—	—		—	—
Net loss available to common shareholders	$(3,878)	$(11,472)		$—	$(15,350)
Loss per share
Basic and diluted	(0.09)	(0.34)			(0.23)
Weighted average number of common shares outstanding
Basic and diluted	42,424,147	33,618,007			66,503,145
The accompanying notes are an integral part of the pro forma consolidated financial statements.

Americas Silver Corporation
Pro forma consolidated statement of loss
For the year ended December 31, 2017
(In thousands of U.S. dollars, except share and per share amounts, unaudited)
	Americas Silver Corporation	Pershing Gold Corporation	Notes	Pro Forma Adjustments	Pro Forma Consolidated
Revenue	$54,280	$—		$—	$54,280
Cost of sales	(40,038)	—		—	(40,038)
Depletion and amortization	(6,709)	(1,072)		—	(7,781)
Care, maintenance and restructuring costs	(701)	—		—	(701)
Corporate general and administrative expenses	(6,651)	(10,394)		—	(17,045)
Exploration costs	(2,726)	(1,220)		—	(3,946)
Accretion on decommissioning provision	(185)	(39)		—	(224)
Interest and financing expense	(723)	(360)		—	(1,083)
Foreign exchange loss	(225)	(10)		—	(235)
Loss on available-for-sale investment	(11)	—		—	(11)
Write-down of equipment	(204)	—		—	(204)
Loss before income taxes	(3,893)	(13,095)		—	(16,988)
Income tax recovery	427	—		—	427
Net loss	(3,466)	(13,095)		—	(16,561)
Preferred deemed dividend	—	(1,069)	3i)	1,069	—
Net loss available to common shareholders	$(3,466)	$(14,164)		$1,069	$(16,561)
Loss per share
Basic and diluted	(0.09)	(0.50)			(0.26)
Weighted average number of common shares outstanding
Basic and diluted	40,194,660	28,567,344			64,273,658
The accompanying notes are an integral part of the pro forma consolidated financial statements.

1. BASIS OF PRESENTATION
The accompanying unaudited pro forma consolidated financial statements of Americas Silver Corporation (“Americas Silver” or the “Company”) give effect to the proposed transaction pursuant to which the Company will acquire 100% of the issued and outstanding common and preferred shares of Pershing Gold Corporation (“Pershing Gold”) by way of plan of merger (the “Proposed Acquisition”).
The Proposed Acquisition is subject to acceptance by Americas Silver’s and Pershing Gold’s shareholders and certain securities regulatory approvals. Management of Americas Silver performed a review to identify differences between the Company’s accounting policies in accordance with International Financial Reporting Standards (“IFRS”) and those of Pershing Gold’s accounting policies in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) that could have a potential material impact on the unaudited pro forma consolidated financial statements and could be reasonably estimated. The significant accounting policies are believed to conform in all material aspects to those of Americas Silver in accordance with IFRS other than the differences described in note 3. Further accounting policy differences may be identified after completion of the Proposed Acquisition.
The unaudited pro forma consolidated financial statements have been compiled using the following information:
i.
the unaudited condensed interim consolidated financial statements of Americas Silver as at and for the nine-month period ended September 30, 2018;

ii.
the unaudited condensed interim consolidated financial statements of Pershing Gold as at and for the nine-month period ended September 30, 2018;

iii.
the audited consolidated financial statements of Americas Silver for the year ended December 31, 2017;

iv.
the audited consolidated financial statements of Pershing Gold for the year ended December 31, 2017; and

v.
such other supplementary information as was considered necessary to reflect the Proposed Acquisition in the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements have been prepared in connection with the Proposed Acquisition and have been prepared for illustrative purposes only. The unaudited pro forma consolidated financial statements do not contain all of the information required for financial statements and accordingly should be read in conjunction with the unaudited condensed interim consolidated financial statements of both the Company and Pershing Gold as at and for the nine-month period ended September 30, 2018, and the audited consolidated financial statements of both the Company and Pershing Gold for the year ended December 31, 2017.
The Company’s presentation currency is U.S. dollars. Reference herein of  $ is to U.S. dollars unless otherwise stated.
The unaudited pro forma consolidated statement of financial position as at September 30, 2018 has been prepared as if the Proposed Acquisition described in note 2 had occurred as at September 30, 2018. The unaudited pro forma consolidated statement of loss for the year ended December 31, 2017 and the nine-month period ended September 30, 2018 has been prepared as if the Proposed Acquisition described in note 2 had occurred at January 1, 2017.
The unaudited pro forma consolidated financial statements are based on the historical financial statements of Americas Silver and Pershing Gold. Certain elements of the historical financial statements of Pershing Gold have been reclassified in preparation of the unaudited pro forma consolidated financial statements to conform to the financial statement presentation currently used by the Company in accordance with IFRS.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the Proposed Acquisition been effected on the dates indicated. Actual amounts recorded once the Proposed Acquisition is completed are likely to differ from those recorded in the unaudited pro forma consolidated financial statements. Any potential synergies that may be realized and integration costs that may be incurred upon consummation of the Proposed Acquisition have been excluded from the unaudited pro forma consolidated financial statements. Further, the unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations that may be obtained in the future.
In the opinion of management, the unaudited pro forma consolidated financial statements have been prepared for fair presentation, in all material respects, on the basis of assumptions and adjustments described below and in note 3.
2. THE PROPOSED ACQUISITION
The Company announced on September 30, 2018 that it had entered into an Merger Agreement dated September 28, 2018 pursuant to which the Company will acquire all of the outstanding common shares and preferred shares of Pershing Gold. Under the terms of the Merger Agreement, each outstanding Pershing Gold common share would be exchanged for 0.715 common share of Americas Silver. Outstanding Pershing Gold preferred shares would be exchanged, at the holder’s election, for new non-voting preferred shares of Americas Silver, adjusted in respect of exercise price and number based on the same exchange ratio, or common shares of Americas Silver. Outstanding Pershing Gold options and restricted share units (“RSUs”) would be exchanged for Americas Silver common share considerations and outstanding Pershing Gold warrants would become exercisable for Americas Silver common shares under the same exchange ratio.
The Proposed Acquisition is accounted for using the acquisition method pursuant to IFRS 3 — Business Combinations (“IFRS 3”). Americas Silver is identified as the acquirer of the business combination with Pershing Gold as the acquiree. Under the acquisition method, the total purchase price is allocated to the identifiable assets acquired and the liabilities assumed based on their fair values on the date of the purchase. Goodwill is recorded as the excess of the consideration given over the fair value of the identifiable assets acquired and the liabilities assumed.
The closing share price of Americas Silver common shares on September 30, 2018 has been used to determine the preliminary value of the consideration paid. Americas Silver held no shares of Pershing Gold as at September 30, 2018. This Proposed Acquisition has been accounted for as a business combination with Americas Silver identified as the acquirer.
The preliminary consideration paid is calculated on the following assumptions:
Non-diluted Pershing Gold common shares outstanding, September 30, 2018	33,676,921
Implicit share exchange ratio	0.715
Americas Silver common shares to be exchanged for Pershing Gold common shares	24,078,998
Americas Silver common share price, September 30, 2018	2.36
Total common share consideration	56,826
Consideration of Pershing Gold preferred shares	9,742
Consideration of Pershing Gold RSUs	1,660
Consideration of Pershing Gold options	—
Consideration of Pershing Gold warrants	—
Total consideration (in thousands of U.S. dollars)	$68,228

The allocation of the preliminary purchase price to reflect the fair values of the identifiable assets acquired and liabilities assumed is based on management’s best estimate of such assets and liabilities, and the corresponding purchase price allocation adjustments may be subject to change. For the purposes of this preliminary purchase price allocation, the purchase price has been allocated to the assets and liabilities based on their estimated fair values, with the remainder of  $20.4 million being preliminarily allocated to the fair value of non-producing properties under property, plant and equipment. The final purchase price allocations may differ significantly from the allocations included herein. The following summarizes the preliminary allocation of the purchase price to identifiable assets acquired and liabilities assumed:
Preliminary purchase price allocation
Cash and cash equivalents	$1,986
Prepaid expenses	649
Restricted cash	3,771
Property, plant and equipment	64,114
Trade and other payables	(1,302)
Decommissioning provision	(990)
Net assets acquired	$68,228

3. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS
The unaudited pro forma consolidated financial statements reflect the following assumptions and adjustments to give effect to the Proposed Acquisition of all the issued and outstanding common and preferred shares of Pershing Gold as described in note 2 above prepared in accordance with IFRS:
a)
Adjustment to reflect the allocation of  $17.1 million fair value to identifiable plant and equipment acquired through the Proposed Acquisition. Identifiable plant and equipment include processing plant, building and improvements, vehicles and mining equipment.

b)
Adjustment to reflect the allocation of  $20.4 million fair value to non-producing properties under property, plant and equipment determined as the excess of the consideration given over the fair value of identifiable assets acquired and the liabilities assumed from Pershing Gold.

c)
Adjustment to reflect the estimated $6.5 million in non-recurring transaction costs from Americas Silver and Pershing Gold related to the Proposed Acquisition. The transaction costs include legal, financial advisory, accounting, other professional fees, and change of control payments. These costs have not been included in the unaudited pro forma consolidated statement of loss for any periods presented.

d)
Adjustment to exclude fair value of share-based payments included in trade and other payables of Pershing Gold at $0.3 million as outstanding equity instruments are settled through the Proposed Acquisition.

e)
Elimination of Pershing Gold share capital, equity reserve, and deficit as a result of the Proposed Acquisition.

f)
Adjustment to reflect the fair value of 33,676,921 outstanding Pershing Gold common shares exchanged for Americas Silver common shares as consideration at $56.8 million.

g)
Adjustment to reflect the fair value of 8,946 outstanding Pershing Gold preferred shares exchanged for new non-voting Americas Silver preferred shares as consideration at $9.7 million.

h)
Adjustment to reflect the fair value of 983,549 outstanding Pershing Gold RSUs exchanged for Americas Silver common shares as consideration at $1.7 million.

i)
Adjustment to reflect the assumed exchange of 8,946 outstanding Pershing Gold preferred shares for new non-voting Americas Silver preferred shares as if the Proposed Acquisition described in note 2 had occurred at January 1, 2017 and no preferred deemed dividend was recorded in connection with Pershing Gold’s December 19, 2017 public offering and private placement.

The calculation of the purchase price allocation is preliminary and will change as a result of several factors, including:
•
Actual number of Americas Silver common shares issued at the closing of the transaction

•
Actual number of Pershing Gold preferred shares, options, RSUs and warrants exchanged at the closing of the transaction

•
Closing common share price of Americas Silver at the closing of the transaction

•
Actual transaction costs incurred

•
Final adjustments to the purchase price, in particular the determination of the fair value of the assets acquired and liabilities assumed

The impact of these adjustments will not be known until the completion of the Proposed Acquisition. As the allocation of the fair value of assets acquired and liabilities assumed is preliminary, it is likely the purchase price and fair value of the assets acquired and liabilities assumed will vary from those shown above. The difference may be material.
RELATED PARTY TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS OF THE COMBINED COMPANY
Except as described below, since the beginning of Americas Silver’s preceding three financial years, Americas Silver has had no related party transaction or loan, nor does Americas Silver have any presently proposed related party transaction other than the Transaction, involving any person who will serve as a director or an executive officer of Americas Silver following the completion of the Transaction.
Upon completion of the Transaction, the Americas Silver board of directors will be comprised of nine members. In addition to the eight individuals serving on the Americas Silver board of directors immediately following the Effective Time, an individual designated by Pershing Gold, who is expected to be Mr. Alfers, will be appointed to the Americas Silver board of directors. The directors of Pershing Gold will resign as of the Effective Time.
In connection with the Transaction, Pershing Gold has agreed to use commercially reasonable efforts, to, with Americas Silver’s assistance and subject to Americas Silver’s written consent, negotiate and enter into certain retention arrangements with certain key employees of Pershing Gold, including Mr. Alfers and Mr. Alexander. Prior to the execution of the Merger Agreement, management of Americas Silver held preliminary discussions with Mr. Alfers and Mr. Alexander regarding their resignations in connection with the Transaction and any such potential retention arrangements, which could include each of Mr. Alfers’ and Mr. Alexander’s continued employment or service with Pershing Gold for a certain period of time following the closing of the Transaction. No arrangement between either Mr. Alfers or Mr. Alexander and Pershing Gold or Americas Silver has been concluded as of the date hereof and there is no assurance that any such arrangement will be concluded.
COMPARISON OF RIGHTS OF PERSHING GOLD STOCKHOLDERS AND AMERICAS SILVER SHAREHOLDERS
If the Transaction is completed, Pershing Gold Stockholders will become shareholders of Americas Silver. The rights of Pershing Gold Stockholders are currently governed by the NRS and the Pershing Gold Articles and Pershing Gold Bylaws. The rights of Americas Silver Shareholders are currently governed by the CBCA and the Americas Silver Articles and Americas Silver Bylaws.
This section of the proxy statement/prospectus describes the material differences between the rights of Pershing Gold Stockholders and Americas Silver Shareholders. This section does not include a complete description of all differences among the rights of Pershing Gold Stockholders and Americas Silver Shareholders, nor does it include a complete description of the specific rights of these persons.

The following summary is qualified in its entirety by reference to, and you are urged to read carefully, the relevant provisions of the NRS and the CBCA, as well as the Pershing Gold Articles, Pershing Gold Bylaws, Pershing Gold Certificate of Designation, Americas Silver Articles, and the Americas Silver Bylaws (combined, the “Governing Documents”). This summary does not reflect securities laws and regulations and any of the rules of the NYSE American, NASDAQ or TSX that may apply to Pershing Gold or Americas Silver in connection with the Transaction. Copies of the Governing Documents of Pershing Gold are filed as exhibits to the reports of Pershing Gold filed with the SEC and are available at www.sec.gov/edgar. Copies of the Governing Documents of Americas Silver are available at www.sedar.com and are attached hereto as exhibits. See “Where You Can Find More Information” beginning on page 186.
Authorized Capital Stock
The authorized capital stock of Pershing Gold consists of (i) 200,000,000 shares of Pershing Gold Common Stock, $0.0001 par value per share, and (ii) 50,000,000 preferred shares, $0.0001 par value per share.
Under the Pershing Gold Articles, Pershing Gold’s board of directors has the authority to issue one or more series of preferred stock with designations, voting powers, preferences and rights, and any qualifications, restrictions or limitations thereof, as the board of directors may determine.

The authorized share capital of Americas Silver consists of an unlimited number of Americas Silver Common Shares without par value.
Under the CBCA, the rights attaching to Americas Silver Common Shares may be varied only through an amendment to Americas Silver’s Articles authorized by a special resolution of the Americas Silver Shareholders.
Under the CBCA, the existing shareholders of Americas Silver have the authority to create new classes of shares, including classes of shares with equal, superior or inferior rights to the outstanding classes of shares, with such rights, privileges, restrictions or conditions attached to such shares as approved by the shareholders voting thereon.
In connection with the Transactions, Americas Silver intends, subject to the requisite approval by Americas Silver shareholders to amend the Americas Silvers Articles to create and authorize the issuance of a new class of non-voting convertible preferred shares.

Outstanding Capital Stock
Pershing Gold has outstanding one class of common stock and one class of preferred stock. Holders of shares of Pershing Gold Common Stock and Series E Preferred Stock are entitled to all of the respective rights and obligations provided to common stockholders under Nevada law, the Pershing Gold Articles, and the Pershing Gold Bylaws.
As of November 26, there were (i) 33,676,921 shares of Pershing Gold Common Stock outstanding and (ii) 8,946 shares of Series E Preferred Stock outstanding.

Americas Silver has outstanding one class of common shares carrying one vote per share and one class of preferred shares carrying no votes per share. Holders of Americas Silver Common Shares and preferred shares are entitled to all of the respective rights and obligations provided to shareholders under the CBCA, the Americas Silver Articles, and the Americas Silver Bylaws.
As of November 26, 2018, there were 43,402,434 Americas Silver Common Shares outstanding.

Voting Rights
Each holder of Pershing Gold Common Stock is entitled to receive notice of and attend all meetings of Pershing Gold Stockholders and shall have one vote for each share of Pershing Gold Common Stock held at all meetings of Pershing Gold Stockholders that such stockholders are entitled to vote. Also see “The Special Meeting of Pershing Gold Stockholders — Pershing Gold Record Date; Shares Entitled to Vote” beginning on page 54.
The Pershing Gold Bylaws provide that any action that may be taken at any annual or stockholders meeting may be taken without a meeting, prior notice or a vote if a consent in writing, setting forth the actions so taken, is signed by the stockholders holding shares not less than the number required to authorize such action at a meeting in which all stockholders entitled to vote thereon are present and voted.

Each holder of Americas Silver Common Shares is entitled to receive notice of and attend all meetings of Americas Silver Shareholders (other than meetings at which only holders of another specified class or series of shares are entitled to vote separately as a class or series) and shall have one vote for each Americas Silver Common Share held at all such meetings.
Except as required by law, including the CBCA, or in accordance with any voting rights which may from time to time be attached to any series of preferred shares, holders of the Americas Silver Preferred Shares will not be entitled to receive notice of, to attend or to vote at any meeting of the Americas Silver Shareholders, provided that the rights, privileges, restrictions and conditions attached to the Americas Silver Preferred Shares as a class may be added to, changed or removed only with the approval of the holders of the Americas Silver Preferred Shares given in such manner as may then be required by law, at a meeting of the holders of the Americas Silver Preferred Shares duly called for that purpose.

Dividend Rights
Under NRS Section 78.288, Pershing Gold may make distributions to its stockholders if after payment of such distribution:
•
Pershing Gold would be able to pay its debts as they become due in the usual course of business; and

•
Pershing Gold’s total assets would not be less than the sum of its total liabilities plus the amount that would be needed, if Pershing Gold were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The Pershing Gold Certificate of Designation contains the following

Subject to compliance with the CBCA, the Americas Silver Articles and the Americas Silver Bylaws, dividends may be declared at the discretion of the board of directors. Under the CBCA, a corporation shall not declare or pay a dividend if there are reasonable grounds for believing that (1) the corporation is, or would after the payment be, unable to pay its liabilities as they become due or (2) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes of the corporation’s shares.
Following the amendment to the Americas Silvers Articles to create the Americas Silver Preferred Shares, the Americas Silver Articles are expected to provide that dividends may be declared at the discretion of the board of directors, provided that no dividend shall be declared, paid or set aside with

restriction on the payment of dividends: Pershing Gold shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of Pershing Gold (other than dividends on shares of Pershing Gold Common Stock payable in shares of Pershing Gold Common Stock) unless the stockholders of the Series E Preferred Stock then outstanding shall simultaneously receive, a dividend on each outstanding share of Series E Preferred Stock in an amount equal to (i) in the case of a dividend on Pershing Gold Common Stock or any class or series that is convertible into Pershing Gold Common Stock, that dividend per share of Series E Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Pershing Gold Common Stock and (B) the number of shares of Pershing Gold Common Stock issuable upon conversion of a share of Series E Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend, or (ii) in the case of a dividend on any class or series that is not convertible into Pershing Gold Common Stock, at a rate per share of Series E Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Pershing Gold Series E Original Issue Price ($990.00 per share, subject to adjustment), provided that, if Pershing Gold declares, pays or sets aside, on the same date, a dividend on shares of more than one class or	respect to the Americas Silver Common Shares or any class or series of shares convertible into Americas Silver Common Shares (other than dividends on the Americas Silver Common Shares paid in Americas Silver Common Shares) unless the holders of the Americas Silver Preferred Shares shall first receive, or simultaneously receive, a dividend on each outstanding Americas Silver Preferred Share in an amount at least equal to the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Americas Silver Common Shares.

series of capital stock of Pershing Gold, the dividend payable to the holders of Series E Preferred Stock shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series E Preferred Stock dividend.
Size of the Board of Directors
The Pershing Gold Articles provide that the Pershing Gold board of directors must be comprised of a minimum of one director.
The Pershing Gold Bylaws provide that the Pershing Gold board of directors will consist of not less than one director, with the current number of directors being fixed from time to time by resolution of the Pershing Gold board of directors or the Pershing Gold Stockholders. The current number of directors of Pershing Gold is four.

Americas Silver’s Articles stipulate that the board of directors shall be composed of a minimum of three and a maximum of nine directors. The actual number of directors, within that range, is determined by the board of directors from time to time. The CBCA provides that any amendment to increase or decrease this minimum or maximum number of directors requires the approval of shareholders of Americas Silver by special resolution. A “special resolution” is a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders entitled to vote on the resolution or signed by all of the shareholders entitled to vote on the resolution.
Americas Silver’ board of directors currently has eight members. Pursuant to the terms of the Merger Agreement, the combined company’s board of directors will be comprised of nine directors. See “Proposal One — The Transaction — Board of Directors and Management After the Transaction” beginning on page 81.

Classification of the Board of Directors	The Pershing Gold Articles and Pershing Gold Bylaws do not classify the Pershing Gold board of directors into separate classes with staggered terms.	The CBCA provides that directors may be elected for a term expiring not later than the close of the third annual meeting of shareholders following the election, and that staggered terms are permissible; however, the Americas Silver Bylaws provide that a director’s term of office shall be from the date of the meeting at which such director is elected or appointed until the close of the annual meeting of shareholders next following such director’s election or appointment or until such director’s successor is elected or appointed. If qualified, a director whose term of office has expired is eligible for re-election as a director.

Election of Directors	The Pershing Gold Bylaws provide that in the election of directors, stockholders may not cumulate votes (i.e., cast for any candidate a number of votes greater than the number of stockholder’s shares). Candidates receiving a plurality of votes will be elected as directors as long as the director nomination requirements and quorum requirements are met. Neither Nevada law nor the Pershing Gold Bylaws has a director residency requirement.
The CBCA provide that directors will be elected by ordinary resolution of the shareholders present in person or represented by proxy at the meeting and entitled to vote at the first meeting of the of shareholders and at each succeeding annual meeting at which an election of directors is required.
Pursuant to the CBCA, at least 25 percent of the directors of a CBCA corporation must be resident Canadians, but where a CBCA corporation has less than four directors, at least one director must be a resident Canadian.

Removal of Directors
NRS Section 78.335 provides that Pershing Gold directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the corporation. The Articles of Incorporation of a Nevada corporation may require a greater percentage of stockholders votes but may not require less.
Article II, Section 5 of the Pershing Gold bylaws states that directors may be removed by a majority of the voting power of the corporation. In such an instance, the NRS is the controlling authority.

Under the CBCA, unless the articles of a corporation provide for cumulative voting (which is not the case for Americas Silver), shareholders of the corporation may, by a majority of the votes cast at a meeting, remove any director or directors from office.
The CBCA provides that the shareholders of a corporation may by ordinary resolution at a special meeting remove any director or directors from office. An ordinary resolution under the CBCA requires the resolution to be passed, with or without amendment, at the meeting by at least a majority of the votes cast. The CBCA further provides that where the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

Filling of Vacancies on the Board of Directors	Under the NRS, a majority of the directors in office can fill any vacancy or newly created directorship. The Pershing Gold Bylaws provide that vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the sole remaining director. Each director so elected will hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.
The CBCA generally allows a vacancy on the board of directors to be filled by a quorum of directors, except a vacancy resulting from an increase in the number or the minimum or maximum number of directors or a failure to elect the number or minimum number of directors provided for in the articles. Under the CBCA, a vacancy among directors created by the removal of a director by shareholders may be filled at a meeting of shareholders at which the director is removed.
In addition to the board’s ability to fill a vacancy among directors, the CBCA and the Americas Silver Articles authorize the board of directors to appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

Ability to Call Special Meetings of Stockholders/Shareholders
Under the NRS, a special meeting of stockholders may be called by the board of directors, any two directors, the president or as otherwise provided in the articles of incorporation or bylaws of the corporation.
The Pershing Gold Bylaws provide that a special meeting of the stockholders may be called at any time by the board of directors or by any officer instructed by the board of directors to call such a meeting. Written notice of a special meeting must be given not less than ten nor more than sixty days before the date of the special meeting to each stockholder entitled to vote thereat

Under the CBCA, the Americas Silver board of directors may call a special meeting of shareholders at any time.
In addition, holders of not less than five percent of the outstanding shares of Americas Silver that carry the right to vote at a meeting sought to be held may requisition a shareholders meeting under the applicable provisions of the CBCA. The requisition must state the business to be transacted at the meeting. The Americas Silver board of directors must call a meeting of shareholders to transact the business stated in the requisition within 21 days of receiving the requisition; otherwise any requisitioning shareholder may call the meeting. The Americas Silver board of directors is not required to call a meeting upon receiving a requisition by a shareholder if  (i) the business stated in the requisition is of a proscribed nature, (ii) a record date has already been fixed and notice provided in respect of a meeting, or (iii) the Americas Silver board of directors has already called a meeting and given notice of such meeting
Notice of Annual and Special Meetings of Stockholders/Shareholders
Under the NRS, the board of directors must call an annual meeting of stockholders to elect directors not later than 18 months after holding the last preceding annual meeting. If the board fails to do so, a stockholder or stockholders entitling them to exercise at least 15% of the voting power of the corporation may make application to the appropriate district court in Nevada to order the election of directors.
The Pershing Gold Bylaws provide that notice of meetings of stockholders must specify the place, date, and hour of the meeting, the means of remote communication, if any, by which stockholders may participate in such meeting, and, in the case of special meetings, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction or other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purposes. The notice must be given not less than ten days or more than sixty days before the date of the meeting.
For all annual and special meetings of stockholders, the Pershing Gold Bylaws provide that the stockholders of record entitled to vote shall be fixed by the board and such date shall be no more than sixty days and no less than ten days prior to the date of such meeting. For stockholder actions taken without a meeting, the board of directors may fix, by resolution, a record date, and if no record date has been fixed, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to Pershing Gold.

Under the CBCA, the board of directors must call an annual meeting of shareholders not later than 15 months after holding the last preceding annual meeting but no later than six months after the end of the corporation’s preceding financial year.
Pursuant to the CBCA and the Americas Silver Bylaws, meetings of shareholders shall be held at such place within Canada as set forth in the Americas Silver Articles, or in the absence of such provision, at the place within Canada determined by the directors; provided, however, that a meeting of the Americas Silver Shareholders may be held at a place outside of Canada if all of the shareholders entitled to vote at such meeting agree that the meeting is to be held in such place.
Under the CBCA and the Americas Silver Bylaws, notice of the time and place of a meeting of Americas Silver Shareholders must be given not less than 21 days nor more than 60 days prior to the meeting to each director, to the auditor and to each shareholder entitled to vote at the meeting. In the case of a notice of a special meeting, the notice must also state the nature of the business to be transacted at the meeting and the text of any special resolution or bylaw to be submitted to the meeting.
Under the CBCA, the directors may fix in advance a date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but the record date must not precede by more than 60 days or by less than 21 days the date on which the meeting is to be held. If no record date is fixed, the record date shall be at the close of business on the day immediately preceding the day on which notice is given or, if no notice is given, the day on which the meeting is held.

Quorum of Stockholders/Shareholders	The Pershing Gold Bylaws provide that the presence, in person or by proxy, of the persons holding a majority of the outstanding shares of stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business.	Under the Americas Silver Bylaws, two shareholders entitled to vote at such meeting, whether present in person or represented by proxy, and holding not less than 10% of the total number of the issued Americas Silver Common Shares shall constitute a quorum.
Stockholder/Shareholder Action by Written Consent	The NRS provides that, except as otherwise stated in the articles of incorporation or bylaws, stockholders may act by written consent without a meeting. The Pershing Gold Bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the stockholders holding shares not less than the number required to authorize such action at a meeting in which all stockholders entitled to vote thereon are present and voted.
Under the CBCA, generally, shareholder action without a meeting may only be taken by written resolution signed by all shareholders who would be entitled to vote on the relevant issue at a meeting.
For a public company such as Americas Silver, this effectively means that all actions requiring shareholder approval must be taken at a duly convened shareholders’ meeting.

Advance Notice Requirements for Director Nominations and Other Proposals by Stockholders/Shareholders	Neither the Pershing Gold Bylaws nor the NRS provide specific requirements regarding the submission of stockholder proposals with respect to the nomination of candidates for election to the board of directors or other proposed actions.
Under the CBCA, shareholder proposals, including proposals with respect to the nomination of candidates for election to the board of directors, may be made by eligible registered or beneficial holders of shares entitled to vote at an annual meeting of shareholders so long as the proposal is submitted by shareholders holding voting shares equal to at least five percent of the total number of outstanding voting shares of the corporation or the proposal has the support of persons who in the aggregate own, directly or indirectly, such number of voting shares.
Under Americas Silver’s Bylaws, an eligible Americas Silver Shareholder wishing to nominate a director for election to the Americas Silver board of directors is required to provide notice to Americas Silver, in proper form, within the following time periods:
(i)
in the case of an annual meeting (including an annual and special meeting) of Americas Silver Shareholders, not less than 30 days prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the meeting was made, notice of the nomination will be made not later than the close of business on the 10th day following the first public announcement of the date of the meeting; and
(ii)
in the case of a special meeting (which is not also an annual meeting) of Americas Silver Shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the meeting was made.

In order to be in proper form, the notice of nomination must include: (i) the name, age, business and residential address of the proposed nominee; (ii) the principal occupation or employment of the proposed nominee for the past 5 years; (iii) the status of such person as a “resident Canadian” as defined in the CBCA; (iv) the class or series and number of securities in the capital of Americas Silver that are controlled or directed or that are owned beneficially or of record by the person and his or her representatives as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (v) full particulars regarding any contract, agreement, arrangement, understanding or relationship, including without limitation financial, compensation and indemnity related arrangements, between the person or any of his or her representatives and the nominating shareholder or any of its representatives; (vi) whether the person is party to any existing or proposed arrangement with any competitor of Americas Silver (or any of its affiliates) or any other third party which may give rise to a real or perceived conflict of interest between the interests of Americas Silver or any of its affiliates and the interest of the person so nominated; and (vii) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with a solicitation of proxies for election of directors pursuant to the CBCA and any applicable securities laws.
Amendments to the Articles of Incorporation	NRS 78.390 provides that amendment of a corporation’s articles of incorporation requires a resolution from the board of directors and approval of the majority of the voting power. The Pershing Gold Articles may be amended if approved by the board of directors and the majority of the voting power of the corporation.	Under the CBCA, an amendment to the articles of incorporation generally requires approval by special resolution, being a resolution passed by a majority of not less than 66 2∕3% of the votes cast, in person or by proxy, by the shareholders of the corporation who voted in respect of the resolution, and, if applicable, a separate special resolution of the holders of any separately affected class of shares in accordance with the provisions of the CBCA.
Amendments to Bylaws
Under the NRS, the directors of the corporation have the power, to adopt, amend and repeal the bylaws of a corporation.
The Pershing Gold Bylaws provide that the Pershing Gold board of directors or stockholders may adopt, amend or repeal the bylaws.
Under the CBCA, unless the articles, by-laws or a unanimous shareholder agreement otherwise provide, the board of directors of a corporation may make, amend or repeal by-lawsprovided that any such by-law, amendment or repeal of a by-law must be confirmed at the next meeting of shareholders by the affirmative vote of a majority of the shareholders entitled to vote thereat. Any by-law or amendment is effective when made by the board of directors but ceases to be effective if not confirmed by the shareholders.
Mergers, Consolidations and Other Transactions
Under the NRS, the board of directors and the holders of a majority of the voting power of the corporation (or such greater percentage as may be required by applicable law or the articles of incorporation) must approve a:
•
merger;

•
conversion;

Under the CBCA, certain extraordinary corporate actions, such as:
•
amalgamations (other than with certain affiliated corporations);

•
continuances;

•
generally, amendments to the articles of the corporation, including to change its name;

• exchange; • sale, lease or exchange of all or substantially all of a corporation’s assets; • amendments to articles of incorporation; and • dissolution.
•
sales, leases or exchanges of all, or substantially all, the property of a corporation other than in the ordinary course of business;

•
reductions of stated capital for any purpose, e.g., in connection with the payment of special distributions (subject, in certain cases, to the satisfaction of solvency tests); and

•
other extraordinary corporate actions such as liquidations, dissolutions and, if ordered by a court, arrangements;

are required to be approved by special resolution, being a resolution passed by a majority of not less than 66 2∕3% of the votes cast, in person or by proxy, by the shareholders who voted in respect of the resolution at a meeting the Americas Silver Shareholders. In specified cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights.
Rules or policies of certain Canadian securities regulatory authorities, including Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61- 101”) contain requirements in connection with certain transactions involving a “related party,” including transactions by which an issuer, directly or indirectly, (i) acquires, sells, leases or transfers an asset; (ii) acquires or issues securities; (iii) combines; (iv) assumes or becomes subject to a liability; or (v) borrows money or lends money from, with or to, as the case may be, a related party. Under MI 61-101, a “related party” includes, among others, (i) directors and senior officers of the issuer, (ii) holders of voting securities of the issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, and (iii) holders of a sufficient number of any securities of the issuer to materially affect control of the issuer.
MI 61-101 provides that, in connection with a “related party transaction” (in addition to any other required shareholder approval), Americas Silver is required, subject to the availability of certain exceptions, to: (i) provide specific disclosure in the proxy circular sent to securityholders in connection with a related party transaction where a meeting is required; (ii) obtain a formal valuation of the subject matter of the related party transaction and provide a summary thereof in the proxy circular; and (iii) obtain the approval of a majority of the votes cast by shareholders other than any related party that is an interested party in the transaction.

Preemptive Rights of Stockholders/Shareholders
Under the NRS, stockholders of a corporation do not have preemptive rights to subscribe to an additional issue of stock or to any security convertible into such stock, unless such right is expressly included in the articles of incorporation. The Pershing Gold Articles do not include any provision in this regard with respect to the holders of shares of Pershing Gold Common Stock, and holders of Pershing Gold Common Stock do have such preemptive rights.
Also see “Comparison of Rights of Series E Preferred Stockholders and Americas Silver Preferred Shareholders” beginning on page 174 for a discussion of certain preemptive and subscription rights granted to holders of Series E Preferred Stock.
Under the CBCA, because the Americas Silver Articles do not provide for preemptive or subscription rights with respect to the holders of Americas Silver Common Shares, holders of Americas Silver Common Shares are not entitled to preemptive or subscription rights.
Directors’ and Officers’ Liability and Indemnification	The NRS provides that directors and officers of a Nevada corporation are not personally liable for the debts or liabilities of the corporation unless the director or officer acts as the alter ego of the corporation. A director of a Nevada corporation may be liable to the corporation, and in certain circumstances, its creditors, for a distribution made in violation of Nevada law.	Under the CBCA, a corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation’s request as a director or officer or an individual acting in a similar capacity for another entity (who are referred to in this summary as an “indemnifiable person”) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment,

The Pershing Gold Bylaws provide that directors and officers of Pershing Gold have no personal liability to Pershing Gold or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) payment of dividends in violation of NRS 78.3900.
The NRS provides that a corporation may indemnify any person against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was a director, officer, employee or agent of, or serving as such at the request of, Pershing Gold.
Under the NRS, Pershing Gold is authorized to advance expenses to a person entitled to indemnification upon receipt of an undertaking from such person to reimburse the corporation if the person is ultimately determined not to be entitled to indemnification.
Under the NRS, Pershing Gold is authorized to purchase and maintain insurance on behalf of those persons against whom any liability may be asserted as set forth in NRS.

reasonably incurred by the indemnifiable person in any civil, criminal, administrative, investigative or other proceeding in which the person is involved because of that association, if:
•
the person acted honestly and in good faith with a view to the best interests of the corporation or other entity; and

•
in the case of a criminal or an administrative action enforceable by a monetary penalty, the person had reasonable grounds for believing the person’s conduct was lawful.

An indemnifiable person is also entitled to indemnity for reasonable defense costs and expenses if the person fulfills the above-mentioned requirements and was not judged to have committed any fault or omitted to do anything the person ought to have done.
A corporation may advance moneys to an indemnifiable person for the costs, charges and expenses of a proceeding provided that the indemnifiable person repays the moneys if he or she does not fulfill the above-mentioned requirements.
In the case of a derivative action, indemnity may be made only with court approval, if the indemnifiable person fulfills the above-mentioned requirements.
In addition, a corporation may purchase and maintain insurance for the benefit of an indemnifiable person against any liability incurred by such person whether in his or her capacity as a director or officer of the corporation or in his or her capacity as a director or officer of another entity if he or she acts or acted in that capacity at the corporation’s request.

Oppression Remedy	The NRS does not provide for a similar remedy.	Under the CBCA, a “complainant” (as such term is defined in the CBCA) may apply to a court for leave to bring a derivative action in the name and on behalf of Americas Silver, or to intervene in an existing action to which

Americas Silver is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of Americas Silver. However, under the CBCA, no action may be brought and no intervention in an action may be made unless a court is satisfied that: (i) the complainant has given notice to the board of directors of Americas Silver of the complainant’s intention to apply to the court for such leave not less than 14 days before bringing the application if the board of directors of Americas Silver do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of Americas Silver that the action be brought, prosecuted, defended or discontinued.
Under the CBCA, the court in a derivative action may make any order it determines to be appropriate, including, without limitation, (i) an order authorizing the complainant or any other person to control the conduct of the action, (ii) an order giving directions for the conduct of the action, (iii) an order directing that any amount determined to be payable by a defendant in the action will be paid, in whole or in part, directly to former and present securityholders of Americas Silver instead of to Americas Silver, and (iv) an order requiring Americas Silver to pay reasonable legal fees incurred by the complainant in connection with the action.
The CBCA provides an oppression remedy that enables a court to make any order, both interim and final, to rectify the matters complained of, if the court is satisfied upon the application by a complainant that: (a) any act or omission of the corporation or any of its affiliates effects a result; (b) the business or affairs of the corporation or any of its affiliates are, have been or are threatened to be carried on or conducted in a manner; or (c) the powers of the directors of the corporation or any of its affiliates are or have been exercised in a manner, in each case, that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any securityholder, creditor, director or officer.
A complainant means (i) a registered holder or beneficial owner, or a former registered holder or beneficial owner, of a security of a corporation or any of its affiliates; (ii) a director or an officer or a former director of officer of a corporation or of any of its affiliates; (iii) the Director as appointed by the Minister; or (iv) any other person who, in the discretion of the court, is a proper person to make such application.
Because of the breadth of conduct which can be complained of and the scope of a court’s remedial powers, the oppression remedy is very flexible and is sometimes relied upon to safeguard the interests of shareholders and other complainants with a substantial interest in the corporation. Under the CBCA, it is not necessary to prove that the directors of a corporation acted in bad faith in order to seek an oppression.

Dissent Rights
Under the NRS, a stockholder of a Nevada corporation is generally entitled to dissent and demand payment of the fair value of his or her shares in the event the corporation is a party to a merger, subject to specified exceptions. Pershing Gold Stockholders shall have the right to dissent and obtain the fair value of their shares, subject to such stockholder’s strict compliance with the requirements of Nevada law.
See “Proposal One — The Transaction — Dissenter’s Rights” beginning on page 118 and Annex B regarding the requirements for exercising and perfecting a stockholder’s right to dissent.

The CBCA provides that shareholders of a corporation are entitled to exercise dissent rights and to be paid the fair value of their shares as determined by the board of directors of the corporation or, failing which, by the appropriate Canadian court upon an application timely brought by the corporation or a dissenting shareholder, in connection with specified matters, including:
an amendment to the corporation’s articles to add, remove or change the restrictions on the issue, transfer or ownership of shares of the class in respect of which a shareholder is dissenting;
•
an amendment to the corporation’s articles to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
•
any amalgamation with another corporation (other than with certain affiliated corporations);

•
a continuance under the laws of another jurisdiction;

•
a sale, lease or exchange of all, or substantially all, the property of the corporation other than in the ordinary course of business; or

•
the carrying out of a going-private transaction; and

certain amendments to the articles of a corporation which require a separate class or series vote by a holder of shares of any class or series.
However, a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.
Americas Silver Shareholders are not entitled to dissent/appraisal rights under the CBCA in connection with the Transaction.

COMPARISON OF RIGHTS OF SERIES E PREFERRED STOCKHOLDERS AND AMERICAS SILVER PREFERRED SHAREHOLDERS
The summary below of the expected terms of the Americas Silver Preferred Shares is based upon the share terms that Americas Silver expects, subject to the receipt of the requisite approval of Americas Silver Shareholders, to file with articles of amendment creating and authorizing the issuance of the Americas Silver Preferred Shares, and references in the chart below to the “Americas Silver Articles” are to the articles of incorporation of Americas Silver, as amended and as they are expected to be amended to create the Americas Silver Preferred Shares.
Voting Rights
Each holder of Series E Preferred Stock is entitled to receive notice of and attend all meetings of Pershing Gold Stockholders and shall have one vote for each share of Pershing Gold Common Stock such stockholder would be entitled to receive if all of its shares of Series E Preferred Stock were converted into shares of Pershing Gold Common Stock (at the “Conversion Price” then in effect) on the record date set by the Pershing Gold board of directors for such vote on all matters submitted to the Pershing Gold Stockholders for approval, provided any such stockholder may not vote any such shares which would exceed the “Beneficial Ownership Limitation” (as defined below).
Except as otherwise required under the NRS, the shares of Series E Preferred Stock and the shares of Pershing Gold Common Stock will vote together as a single class.
Also see “The Special Meeting of Pershing Gold Stockholders — Pershing Gold Record Date; Shares Entitled to Vote” beginning on page 54.
Except as required by law, including the CBCA, or in accordance with any voting rights which may from time to time be attached to any series of preferred shares, holders of the Americas Silver Preferred Shares will not be entitled to receive notice of, to attend or to vote at any meeting of the Americas Silver Shareholders, provided that the rights, privileges, restrictions and conditions attached to the Americas Silver Preferred Shares as a class may be added to, changed or removed only with the approval of the holders of the Americas Silver Preferred Shares given in such manner as may then be required by law, at a meeting of the holders of the Americas Silver Preferred Shares duly called for that purpose.
Approval Rights
The Pershing Gold Certificate of Designation provides that for so long as either (i) not less than 20% of the shares of Series E Preferred Stock remain outstanding or (ii) the aggregate fully diluted ownership percentage of the holders of Series E Preferred Stock equals or exceeds 5%, Pershing Gold shall not take any of the following actions without consent of at least 75% of the outstanding Series E Preferred Stock (or in the case of item D, at least a majority of the outstanding Series E Preferred Stock), voting as a separate class from the holders of Pershing Gold Common Stock:
(A)
create, authorize or issue any securities which will rank on parity with or senior to the Series E Preferred Stock as to dividend rights or liquidation rights; or

Neither the CBCA nor the Americas Silver Articles provide the holders of Americas Silver Preferred Shares with similar approval rights.

(B)
enter into any certain variable rate transactions with respect to Pershing Gold’s securities; or

(C)
redeem, purchase or otherwise acquire directly or indirectly any Pershing Gold stock that ranks junior to the Series E Preferred Stock or pay or declare any dividend or make any distribution upon any such stock, or set aside any amount for the purchase or redemption of any such stock; provided that no consent shall be required in connection with the repurchase by Pershing Gold of warrants outstanding on date the Series E Preferred Stock were issued if such repurchase is in an aggregate amount not exceeding $250,000; or

(D)
any indebtedness other than certain permitted indebtedness without the consent of at least a majority of the outstanding Series E Preferred Stock, voting as a separate class from the holders of Pershing Gold Common Stock.

For so long as any shares of Series E Preferred Stock are outstanding, Pershing Gold shall not amend, repeal, modify or alter the Pershing Gold Articles or the Pershing Gold Bylaws or any other organizational document of Pershing Gold so as to adversely affect the rights, preferences, privileges and voting rights of the Series E Preferred Stock without the affirmative vote or consent of the holders of not less than 75% of the then outstanding Series E Preferred Stock, voting or consenting separately and as a single class from the holders of Pershing Gold Common Stock.
The Pershing Gold Certificate of Designation states that it may only be amended, modified or altered with the affirmative vote or consent of the holders of not less than 75% of the then outstanding Series E Preferred Stock, voting or consenting separately and as a single class from the holders of Pershing Gold Common Stock.

Optional Conversion	Each share of Series E Preferred Stock shall be convertible, at any time and from time to time at the option of the stockholder, into	Subject to the “Beneficial Ownership Limitation”, any holder of Americas Silver Preferred Shares shall be

	that number of shares of Pershing Gold Common Stock determined by dividing the Pershing Gold Series E Original Issue Price ($990.00 per share, subject to adjustment) of such share of Series E Preferred Stock by the Conversion Price.	entitled to convert the whole or part of its Americas Silver Preferred Shares into Americas Silver Common Shares at the “Conversion Ratio” without the payment of any additional consideration.
Automatic Conversion	Upon the consummation of a Change in Control, (i) all then outstanding shares of Series E Preferred Stock shall be automatically converted immediately prior to the effective time of such Change in Control into such number of shares of Pershing Gold Common Stock equal to (x) the Series E Original Issue Price of such share as of the date of such event, divided by (y) the Conversion Price in effect as of the date of such event, and holders of such shares of Pershing Gold Common Stock shall be entitled to receive the consideration payable to holders of Pershing Gold Common Stock in connection with such event; and (ii) each holder of Series E Preferred Stock shall be entitled to receive, in respect of each share of Series E Preferred Stock held by such stockholder (prior to the conversion contemplated in clause (i) above), to be paid out of the assets of Pershing Gold or the proceeds received in such event, a cash payment in an amount equal to 10% of the Series E Original Issue Price.	The Americas Silver Articles define an “Automatic Conversion Event” to mean, the first to occur of: (i) there being no holder of Americas Silver Preferred Shares whole fully diluted ownership percentage equals or exceeds 5%, and (ii) the consummation of a Change of Control (as defined below).
Change in Control Definition
In relation to Pershing Gold, a “Change in Control” means:
(i)
the sale, lease or transfer, in one transaction or a series of related transactions, of all or substantially all of Pershing Gold’s assets to any person or group;

(ii)
the consolidation or merger of Pershing Gold with or into any other person or the merger of another person with or into Pershing Gold, pursuant to which the holders of 100% of the total voting power of the total outstanding capital stock of Pershing Gold immediately prior to the consummation of such consolidation or merger do not beneficially own in the aggregate more than fifty percent (50%) of the total voting power of the total outstanding capital stock of the continuing or surviving person immediately after such transaction;

In relation to Americas Silver, a “Change of Control” means:
(i)
a merger, amalgamation, arrangement or other transaction or series of related transactions resulting in the combination of Americas Silver with or into another entity, where the holders of Americas Silver Common Shares immediately prior to any such transaction, directly or indirectly, do not continue to hold more than a 50% voting interest in (A) the continuing or surviving entity immediately following such transaction, or (B) if the continuing or surviving entity is a wholly-owned subsidiary of another person immediately following such transaction, the controlling person of such continuing or surviving entity;

(c)
the acquisition, directly or indirectly, by any person or group of beneficial ownership of more than fifty percent (50%) of the total voting power of the total outstanding capital stock of Pershing Gold; or

(d)
certain other fundamental transactions which are also a Change in Control.

(ii)
the sale, lease, license, transfer or other disposition of all or substantially all of Americas Silver’s assets; or

(iii)
a transaction, or series of related transactions, as a result of which any person or group of affiliated persons becomes the beneficial owner, directly or indirectly, of securities of Americas Silver representing at least 50% of the total voting power represented by Americas Silver’s then outstanding voting securities.

Conversion Price/Conversion Ratio	The Pershing Gold Certificate of Designation defines the “Conversion Price” as $0.33 per share, subject to adjustment. Due to prior adjustments, as of November 26, 2018, the Conversion price was $2.80.	The Americas Silver Articles define the “Conversion Ratio” as one Americas Silver Common Share for each Americas Silver Preferred Share.
Beneficial Ownership Limitation	The Pershing Gold Certificate of Designation defines the “Beneficial Ownership Limitation” of a Pershing Gold Stockholder as 9.99% of the total number of shares of Pershing Gold Common Stock outstanding after giving effect to the issuance of shares of Pershing Gold Common Stock issuable upon conversion of such stockholders shares of Series E Preferred Stock.	The Americas Silver Articles define the “Beneficial Ownership Limitation” of an Americas Silver Shareholder as 4.99% of the total number of Americas Silver Common Shares outstanding after giving effect to the issuance of Americas Silver Common Shares issuable upon conversion of the Americas Silver Preferred Shares held by such shareholder.
Liquidation Rights
Upon a dissolution, liquidation, dissolution or winding up of Pershing Gold (excluding any merger, Change in Control or similar transaction), the Series E Preferred Stockholders shall be entitled to receive, after payment of all liabilities but prior to any payment or distribution made to any holders of stock junior to the Series E Preferred Stock, the greater of  (i) the 110% of the original issue price of each such share of Series E Preferred Stock and (ii) the amount that such stockholder otherwise would be entitled to receive if all of its shares of Series E Preferred Stock were converted into shares of Pershing Gold Common Stock (at the Conversion Price then in effect) immediately prior to such liquidation event.
After the payment in full to the stockholders of all amounts to which such stockholders
Upon a dissolution, liquidation, dissolution or winding up of Americas Silver, or any return of capital or any other distribution of assets of Americas Silver among its shareholders for purposes of winding up its affairs, whether voluntary or involuntary, the holders of Americas Silver Preferred Shares shall rank pari passu with the Americas Silver Common Shareholders.

are entitled above, the stockholders as such shall have no right or claim to the remaining assets of Pershing Gold or proceeds thereof and shall not participate in any payment to holders of Pershing Gold Common Stock.
Redemption
Subject to meeting certain equity conditions set forth in the Pershing Gold Certificate of Designation, at any time commencing six months after the date such shares of Series E Preferred Stock are issued, Pershing Gold may elect to redeem all of the then outstanding Series E Preferred Stock, for cash in an amount equal to 110% of the Series E Original Issue Price as of such date of the outstanding Series E Preferred Stock together with all other amounts due to the stockholder pursuant any such transaction on the 10th trading day following notice of such redemption.
Notwithstanding the foregoing, Pershing Gold may only deliver a redemption notice within two trading days after the VWAP of the Pershing Gold Common Stock on the principal trading market equals or exceeds $0.45 (subject to equitable adjustment in the event of any subdivision, combination, stock split or similar event affecting the capital stock of Pershing Gold) for 15 out of any 20 consecutive trading days.
Neither the CBCA nor the Americas Silver Articles provide the holders of Americas Silver Preferred Shares with similar redemption rights.
Anti-Dilution
If at any time while shares of Series E Preferred Stock remain outstanding, Pershing Gold pays a dividend or makes a distribution in stock, subdivides or consolidates outstanding shares of Pershing Gold Common Stock or issues, in connection with a reclassification of shares, shares of capital stock of Pershing Gold, the Conversion Price of the Pershing Gold Series E preferred shares will be adjusted so as to maintain the relative rights of the holders of the Pershing Gold Series E preferred shares.
If at any time while shares of Series E Preferred Stock remain outstanding, Pershing Gold issues, sells or grants any option to purchase or sells or grants and right to receive or otherwise disposes of any Pershing Gold Common Stock entitling any person to acquire shares of Pershing Gold Common Stock at an effective price per share that is lower than the then Conversion Price, the Conversion Price of the Series E Preferred Stock shall be reduced to equal
In the event the Americas Silver Preferred Shares or the Americas Silver Common Shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an adjustment shall be made in the rights and conditions attached to the Americas Silver Preferred Shares so as to maintain the relative rights of the holders of such shares.

such lower amount.
If at any time Pershing Gold grants, issues or sells any Pershing Gold Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Pershing Gold Common Stock (the “Purchase Rights”), then a holder of Series E Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such stockholder could have acquired if it had held the number of shares of Pershing Gold Common Stock acquirable upon complete conversion of such stockholders Series E Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale, or, if no such record is taken, the date as of which the record holders of shares of Pershing Gold Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
If at any time while shares of Series E Preferred Stock remain outstanding, Pershing Gold is involved in certain “Fundamental Transactions” (as defined in the Pershing Gold Certificate of Designation) which do not constitute a Change in Control, then, upon any subsequent conversion of Series E Preferred Stock, the stockholders of Series E Preferred Stock shall have the right to receive, for each share of Pershing Gold Common Stock issuable upon conversion of the Series E Preferred Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Pershing Gold Common Stock of the successor or acquiring corporation or of Pershing Gold, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Pershing Gold Common Stock for which Series E Preferred Stock is convertible immediately prior to such Fundamental Transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF AMERICAS SILVER
As of November 26, 2018, there were 43,402,434 Americas Silver Common Shares issued and outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding the ownership of the Americas Silver Common Shares as of November 26, 2018 (unless otherwise noted) by: (i) each of Americas Silver’s directors; (ii) each of Americas Silver’s named executive officers; (iii) all of Americas Silver’s executive officers and directors as a group; and (iv) all those known by Americas Silver to be beneficial owners of more than five percent (5%) of the Americas Silver Common Shares.
Beneficial Owner	Common Shares currently owned	Beneficial Ownership Shares acquirable within 60 days(1)	Total	Percent of class
5% Shareholders
CQS Cayman Limited Partnership	2,420,728(2)		2,420,728	5.58%
Wellington Management Company, LLP	2,369,444(3)	—	2,369,444	5.45%
Oppenheimer Funds, Inc.	2,498,618	—	2,498,618	5.76%
Ingalls & Snyder, LLC	4,185,409(4)	—	4,185,409	9.64%
Executive Officers and Directors
Darren Blasutti	101,605	366,664	468,269	1.08%
Warren Varga	1,526	189,999	191,525	0.44%
Peter J. McRae	381	136,666	137,047	0.32%
Darren Dell	8,400	216,665	225,065	0.52%
Alexander Davidson	27,706	108,332	136,038	0.31%
Alan Edwards	20,597	108,332	128,929	0.30%
Peter Hawley	153,619	108,332	261,951	0.60%
Bradley R. Kipp	0	108,332	108,332	0.25%
Gordon E. Pridham	30,102	108,332	138,434	0.32%
Manuel Rivera	0	66,666	66,666	0.15%
Lorie Waisberg	618	108,332	108,950	0.25%
Current directors and executive officers as a group (11 persons)	344,554	1,626,652	1,971,206	4.54%

+
Except as otherwise indicated, the address for each beneficial owner is 145 King Street West, Suite 2870, Toronto, Ontario, Canada M5H 1J8.

(1)
With respect to Americas Silver’s named executive officers and Americas Silver’s directors, this amount includes Americas Silver Common Shares, that could be acquired upon exercise of Americas Silver options that are either currently vested and exercisable or will vest and become exercisable within 60 days of November 26, 2018.

(2)
As contained in Form 13-G, filed on February 14, 2018.

(3)
Wellington Management Company, LLP began managing Americas Silver’s Common Shares owned by Vanguard Specialized Funds (as contained in Form 13-G, filed February 2, 2018) as of July 27, 2018.

(4)
As contained in Form 13-G/A, filed on February 9, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF PERSHING GOLD
The following table sets forth information with respect to the beneficial ownership of our voting securities as of November 26, 2018 by:
•
each person known by us to beneficially own more than 5.0% of any class of our voting securities;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

All information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to us. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned. Percentage computations are based on 33,676,921 shares of Pershing Gold Common Stock outstanding and the shares of Pershing Gold Common Stock deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act for such owner as of November 26, 2018.
	Common Stock(1)
Name of Beneficial Owner(2)	Shares Beneficially Owned	Percent of Class
5% Owners
Donald Smith Value Fund, L.P.(3)	3,251,500	9.7%
Barry Honig(4)	14,284,106	38.0%
Named Executive Officers and Directors
Stephen Alfers	1,605,870(5)	4.7%
Debra Struhsacker**	101,369(6)	*%
Eric Alexander	73,809(7)	*%
Jeffrey Clevenger	—(8)	—%
Edward Karr	248,988(9)	*%
Pamela Saxton	12,873(10)	*%
Executive Officers and Directors as a Group (six*** persons)	2,017,376	5.8%

*
Less than one percent (1.0%).

**
Ms. Struhsacker resigned as Pershing Gold’s Senior Vice President on January 31, 2018. However, she remains a “named executive officer” as such term is defined in Item 402(m)(2)(ii) of Regulation S-K.

*** Group of executive officers and directors includes Tim Janke but excludes Debra Struhsacker.
(1)
Shares of Pershing Gold Common Stock beneficially owned and the respective percentages of beneficial ownership of Pershing Gold Common Stock includes for each person or entity shares issuable on the exercise of all options and warrants and the conversion of other convertible securities beneficially owned by such person or entity that are currently exercisable or can, at the option of the holder, become exercisable or convertible within 60 days following November 26, 2018. Such shares, however, are not included for the purpose of computing the percentage ownership of any other person.

(2)
The address of these persons, unless otherwise noted, is c/o Pershing Gold Corporation, 1658 Cole Blvd., Bldg. 6, Suite 210, Lakewood, CO 80401.

(3)
The address of Donald Smith Value Fund, L.P. is 152 West 57th Street, 22nd Floor, New York, NY 10019

(4)
Based on a Form 13D, Amendment No. 62, filed by the stockholder on November 5, 2018. The address of Mr. Honig is 215 SE Spanish Trail, Boca Raton, Florida, 33432. Shares beneficially owned includes:

(i)
Total of 10,408,748 includes (a) 2,845,890 shares held directly by Mr. Honig; (b) 130,892 shares held by GRQ Consultants, Inc. with Mr. Honig as President and holding voting and dispositive power; (c) 5,143,167 shares held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power; (d) 1,767,575 shares held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig for which Mr. Honig is Trustee and holds voting and dispositive power; (e) 89,147 shares held by GRQ Consultants, Inc. Defined Benefit Plan for which Mr. Honig is Trustee and holds voting and dispositive power; and (f) 432,077 shares held by Mr. Honig and his spouse, Renee Honig, as tenants by the entirety.

(ii)
Includes 744,446 shares of Common Stock issuable upon exercise of outstanding stock options, which are 100% vested.

(iii)
Includes 396,039 warrants held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power.

(iv)
Each share of Series E Preferred Stock is convertible into shares of Pershing Gold’s Common Stock at a conversion rate of approximately 353.571 shares of Common Stock for each share of Series E Preferred. The total of 7,735 Series E Preferred stock shares, which are convertible into 2,734,873 shares of Common Stock, includes: (a) 854 shares of Series E (301,950 shares of Common Stock issuable upon conversion) held directly by Mr. Honig; (b) 4,230 shares of Series E (1,495,606 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig is Trustee and holds voting and dispositive power; (c) 2,070 shares of Series E (731,892 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig for which Mr. Honig is Trustee and holds voting and dispositive power; and (d) 581 shares of Series E (205,425 shares of Common Stock issuable upon conversion) held by GRQ Consultants, Inc. Defined Benefit Plan for which Mr. Honig is Trustee and holds voting and dispositive power.

(v)
Mr. Honig is the trustee of GRQ 401K, GRQ Roth 401K and GRQ Defined and President of GRQ Consultants, and, in such capacities, has voting and dispositive power over the securities held by GRQ 401K, GRQ Roth 401K, GRQ Defined and GRQ Consultants.

(5)
Includes: (i) 737,178 shares of Common Stock that are fully vested. Reflects a sale of 207,271 shares of Common Stock on December 27, 2013 to satisfy tax liabilities in connection with the vesting of restricted Common Stock; (ii) 833,334 shares of Common Stock issuable upon exercise of outstanding stock options, which are all vested; and (iii) 100 shares of Series E Preferred Stock. Each share of Series E Preferred Stock is convertible into shares of Pershing Gold’s Common Stock at a conversion rate of approximately 353.571 shares of Common Stock for each share of Series E Preferred Stock.

Excludes (i) 100,000 shares of Common Stock issuable upon exercise of outstanding stock options, which are not vested; (ii) 300,000 units which vest upon continuous employment through December 31, 2018; (iii) 400,000 units which vest upon the attainment of certain performance goals, of which 180,000 are vested; and (iv) 50,000 units granted in March 2017 which vested on the date of grant and are issuable upon the earlier of Mr. Alfers’ separation from service or December 31, 2018. Mr. Alfers has no right to vote the shares of Pershing Gold Common Stock underlying the units until such shares are issued.
(6)
Includes (i) 56,923 shares of Common Stock that are fully vested; (ii) reflects the return of 5,025 shares of Common Stock to the Pershing Gold’s treasury to satisfy tax withholding liabilities in connection with the vesting of restricted Common Stock; (iii) 44,446 shares of Common Stock issuable upon exercise of outstanding stock options, which are 100% vested.

Excludes (i) 63,000 shares of Common Stock issuable upon exercise of outstanding stock options which are not vested; (ii) 16,000 restricted stock units granted on December 23, 2015, 5,334 units vested on December 23, 2015, 5,333 units vested on December 23, 2016, and 5,333 units vested on

December 23, 2017; and (iii) 21,900 restricted stock units granted on February 3, 2017, 10,950 units vested February 3, 2017 and 10,950 units vested on February 3, 2018. Ms. Struhsacker has no right to vote the shares of Pershing Gold Common Stock underlying the units until such shares are issued.
(7)
Includes: (i) 73,809 shares of Common Stock that are fully vested. Reflects the return of 8,971 shares of Common Stock to the Pershing Gold’s treasury to satisfy tax withholding liabilities in connection with the vesting of restricted Common Stock.

Excludes (a) 6,750 restricted stock units granted on December 23, 2015; 2,250 units vested on December 23, 2015, 2,250 units vested on December 23, 2016, and 2,250 units vested on December 23, 2017; (b) 16,653 restricted stock units granted on February 3, 2017; 8,326 units vested on February 3, 2017 and 8,327 units vested on February 3, 2018; and (c) 59,000 shares of Common Stock issuable upon exercise of outstanding stock options which are not vested. Mr. Alexander has no right to vote the shares of Pershing Gold Common Stock underlying the units until such shares are issued.
(8)
Excludes 12,377 restricted stock units granted on April 29, 2018; 4,126 units vest on April 29, 2019, 4,125 units vest on April 29, 2020, and 4,125 units vest on April 29, 2021. These units are not deemed to be beneficially owned by Mr. Clevenger and are issuable upon Mr. Clevenger’s resignation from the Pershing Gold board of directors (subject to acceleration and forfeiture in certain circumstances). Mr. Clevenger has no right to vote the shares of Pershing Gold Common Stock underlying the units until such shares are issued

(9)
Includes (i) 3,704 vested restricted stock units granted on June 9, 2015; 1,852 units vested on June 9, 2016, 1,852 units vested on June 9, 2017, and 1,852 units which vested on June 9, 2018; (ii) 12,500 vested restricted stock units granted on December 12, 2015; all units vested on the date of grant; (iii) 5,000 vested restricted stock units granted on February 3, 2017, which units vested on February 3, 2017; (iv) 12,460 vested restricted stock units granted April 28, 2017, all of which vested on the date of grant; (v) 3,316 vested restricted stock units granted June 30, 2017, all of which units vested on the date of grant; (vi) 2,797 vested restricted stock units granted September 29, 2017, all of which units vested on the date of grant; (vii) 3,021 vested restricted stock units granted December 29, 2017, all of which units vested on the date of grant; (viii) 4,513 vested restricted stock units granted April 26, 2018; (ix) 4,509 vested restricted stock units granted June 29, 2018, all of which units vested on the date of grant; (x) 5,000 vested restricted stock units granted on February 3, 2017, which units vested on February 3, 2018; and (xi) 5,000 restricted stock units granted January 29, 2018, all of which units vested on the date of grant. These units are deemed to be beneficially owned by Mr. Karr and are issuable upon Mr. Karr’s resignation from the Pershing Gold board of directors (subject to acceleration and forfeiture in certain circumstances).

(10)
Includes (i) 10,000 vested restricted stock units granted January 29, 2018, all of which units vested on the date of grant; and (ii) 2,873 vested Pershing Gold RSUs granted on October 30, 2017, which Pershing Gold RSUs vested on October 30, 2018.

Excludes 5,748 unvested restricted stock units granted on October 30, 2017; 2,874 units vest on October 30, 2019, and 2,874 units vest on October 30, 2020. These units are not deemed to be beneficially owned by Ms. Saxton and are issuable upon Ms. Saxton’s resignation from the Pershing Gold board of directors (subject to acceleration and forfeiture in certain circumstances). Ms. Saxton has no right to vote the shares of Pershing Gold Common Stock underlying the units until such shares are issued.
Other than as described herein, Pershing Gold and Americas Silver are aware of no arrangements, including any pledge by any person of shares of Pershing Gold Common Stock, the operation of which may at a subsequent date result in a change of control of Pershing Gold.
LEGAL MATTERS
The legality of the Americas Silver Common Shares offered by this proxy statement/prospectus and certain other Canadian legal matters will be passed upon for Americas Silver by Blake, Cassels & Graydon LLP, as Canadian corporate counsel to Americas Silver.

EXPERTS
The consolidated financial statements of Americas Silver and its subsidiaries as at and for the years ended December 31, 2017 and 2016 have been incorporated by reference into this proxy statement/prospectus in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public firm, as set forth in their report appearing in Americas Silver’s Form 40-F Annual Report for the year ended December 31, 2017, and are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of Pershing Gold and its subsidiaries for the years ended December 31, 2017 and 2016 incorporated by reference into this proxy statement/prospectus are included in reliance on the report of KBL, LLP, an independent registered public accounting firm, as set forth in their report appearing in Pershing Gold’s Form 10-K Annual Report for the year ended December 31, 2017, and are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

FUTURE SHAREHOLDER PROPOSALS
Americas Silver
Americas Silver will hold a regular annual general meeting of shareholders in 2019 regardless of whether the Transaction is completed.
A shareholder who is entitled to vote at the annual meeting of shareholders of Americas Silver in respect of the fiscal year ending December 31, 2018 (to be held in 2019), may, if such shareholder satisfied the conditions set out in Section 137 of the CBCA, submit a proposal for consideration at such annual meeting. Americas Silver will consider such proposal for inclusion in the proxy materials for the annual meeting in 2019 only if the Americas Silver’s Chief Legal Officer receives such proposal (at 145 King Street West, Suite 2870, Toronto, Ontario, Canada M5H 1J8) submitted pursuant to Section 137 of the CBCA, on or before the date in 2019 that is 90 days prior to the anniversary date of the day on which the notice of meeting was sent to shareholders in connection with the annual meeting of Americas Silver Shareholders held on May 15, 2018. The use of certified mail, return receipt, is advised. Amendments to the CBCA that have not yet been proclaimed in force and proposed amendments to the regulations thereunder would require that a proposal be submitted between 90 and 150 days before the anniversary of the May 15, 2018 meeting of Americas Silver Shareholders.
Pershing Gold
In light of the expected timing of the completion of the Transaction, Pershing Gold expects to hold its 2019 annual meeting of Pershing Gold Stockholders only if the Transaction is not completed prior to April 1, 2019. If Pershing Gold proceeds with its 2019 annual meeting of Pershing Gold Stockholders, it is anticipated that this meeting will be held no later than June 30, 2019.
Pershing Gold will review stockholder proposals intended to be included in Pershing Gold’s proxy materials for the 2019 annual meeting of Pershing Gold Stockholders that are received by Pershing Gold at its principal executive offices by February 22, 2019 provided, if we change the date of our 2019 annual meeting by more than 30 days from the date of the 2018 annual meeting, then such deadline is a reasonable time before we begin to print and mail our proxy materials for the 2019 annual meeting. Pershing Gold will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements. All stockholder proposals should be submitted to: Pershing Gold Corporation, 1658 Cole Boulevard, Building 6, Suite 210, Lakewood, CO 80401, Attention: Corporate Secretary. We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION
Americas Silver has filed with the SEC a registration statement under the Securities Act of which this proxy statement/prospectus forms a part, which registers the Americas Silver Common Shares and preferred shares of Americas Silver to be issued to Pershing Gold Stockholders in connection with the Transaction. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Americas Silver and the Americas Silver Common Shares. The rules and regulations of the SEC allow Americas Silver to omit certain information included in the registration statement from this document.
Pershing Gold files annual, quarterly and current reports, proxy statements and other information with the SEC. Americas Silver is a “foreign private issuer” and, under the rules adopted under the Exchange Act, is exempt from certain of the requirements of the Exchange Act, including the proxy and information provisions of Section 14 of the Exchange Act and the reporting and liability provisions applicable to officers, directors and significant shareholders under Section 16 of the Exchange Act.
The SEC allows Americas Silver and Pershing Gold to “incorporate by reference” information into this proxy statement/prospectus, which means that Americas Silver and Pershing Gold can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information contained directly in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that Americas Silver and Pershing Gold have previously filed with the SEC. These documents contain important information about Americas Silver and Pershing Gold and their financial condition.
The following documents are expressly incorporated by reference into this proxy statement/prospectus:
(1)
The following documents previously filed by Americas Silver with the SEC:

Americas Silver SEC Filings	Period
Annual Report on Form 40-F	Fiscal Year Ended December 31, 2017, as filed on March 5, 2018
Reports on Form 6-K	Filed on October 1, 2018 (2), October 5, 2018, October 11, 2018, November 5, 2018, November 23, 2018, November 26, 2018
(2)
The following documents previously filed by Pershing Gold with the SEC:

Pershing Gold SEC Filings	Period
Annual Report on Form 10-K	Fiscal Year Ended December 31, 2017, as filed on March 28, 2018
Quarterly Reports on Form 10-Q	• Form 10-Q dated May 14, 2018, filed on May 14, 2018 • Form 10-Q dated August 13, 2018, filed on August 14, 2018 • Form 10-Q dated November 2, 2018, filed on November 2, 2018

Pershing Gold SEC Filings	Period
Current Reports on Form 8-K
•
Form 8-K dated January 5, 2018, filed on January 8, 2018

•
Form 8-K dated January 18, 2018, filed on January 18, 2018

•
Form 8-K dated February 1, 2018, filed on February 1, 2018

•
Form 8-K dated February 26, 2018, filed on February 26, 2018

•
Form 8-K dated March 13, 2018, filed on March 13, 2018

•
Form 8-K dated April 26, 2018, filed on April 27, 2018

•
Form 8-K dated June 27, 2018, filed on June 27, 2018

•
Form 8-K dated August 31, 2018, filed on August 31, 2018

•
Form 8-K dated October 1, 2018, filed on October 1, 2018 (and amended on October 3, 2018)

•
Form 8-K dated October 4, 2018, filed on October 4, 2018

Proxy Statement	• Definitive 14A filed on April 30, 2018
(3)
The description of Pershing Gold Common Stock set forth in Pershing Gold’s registration statement on Form 8-A filed on July 1, 2015, and any amendment or report filed for the purpose of updating such description.

(4)
All documents filed by Americas Silver and Pershing Gold pursuant to Section 13(a) or 15(d) of the Exchange Act from the date of this proxy statement/prospectus to the consummation of the Transaction, or the date that the Merger Agreement is terminated, shall also be deemed to be incorporated herein by reference

The SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like Pershing Gold and Americas Silver, that file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by Pershing Gold and Americas Silver with the SEC are also available at Pershing Gold’s website at www.pershinggold.com and at Americas Silver’s website at www.americassilvercorp.com, respectively. Pershing Gold and Americas Silver also file reports, statements and other information with the applicable Canadian securities regulatory authorities. Pershing Gold’s and Americas Silver’s respective filings are electronically available to the public from the Canadian System for Electronic Document Analysis and Retrieval, or SEDAR, the Canadian equivalent of the SEC’s EDGAR system, at www.sedar.com. The web addresses of the SEC, SEDAR, Americas Silver and Pershing Gold have been included as inactive textual references only. Information on those web sites is not part of this proxy statement/prospectus.
Neither Americas Silver nor Pershing Gold has authorized anyone to give any information or make any representation about the Transaction or the respective companies that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
AMERICAS SILVER CORPORATION
- and -
R MERGER SUB, INC.
- and -
PERSHING GOLD CORPORATION
September 28, 2018

AGREEMENT AND PLAN OF MERGER

A-i

A-ii

Schedule D PURCHASER PREFERRED STOCK TERMS	A-D-1
Schedule E REPRESENTATIONS AND WARRANTIES OF THE COMPANY	A-E-1
Schedule F REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND ACQUIRECO	A-F-1
Schedule G RETENTION AGREEMENTS	A-G-1
A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT dated September 28, 2018.
BETWEEN
Americas Silver Corporation, a corporation incorporated under the Canada Business Corporations Act
(the “Purchaser”)
- and -
R Merger Sub, Inc., a corporation existing under the Laws of the State of Nevada
(“Acquireco”)
- and -
Pershing Gold Corporation, a corporation existing under the Laws of the State of Nevada
(the “Company”).
WHEREAS:
A.
Acquireco is a wholly-owned subsidiary of the Purchaser established for the purposes of participating in the transactions described herein, including the Merger (as defined herein);

B.
Pursuant to the Merger and as provided in this Agreement, Acquireco proposes to acquire all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”) and all of the outstanding shares of the Company’s Series E convertible preferred stock, par value $0.0001 per share (the “Company Preferred Stock”) and the Parties intend that Acquireco be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein;

C.
The board of directors of the Company (the “Company Board”) has unanimously: (a) determined that it is in the best interests of the Company and the Company Stockholders (as defined herein), and declared it advisable, to enter into this Agreement with the Purchaser and Acquireco; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the Company Stockholders; in each case, in accordance with the Laws of the State of Nevada;

D.
The board of directors of the Acquireco (the “Acquireco Board”) has unanimously: (a) determined that it is in the best interests of Acquireco and the Purchaser, as its sole stockholder, and declared it advisable, to enter into this Agreement; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the Purchaser, as its sole stockholder; in each case, in accordance with the Laws of the governing jurisdictions;

E.
The board of directors of the Purchaser (the “Purchaser Board”) has unanimously: (a) determined that it is in the best interests of Purchaser and its shareholders and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; in each case, in accordance with the Laws of the governing jurisdictions; and

F.
The Parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and the Debenture and also to prescribe certain terms and conditions to the Merger.

NOW THEREFORE in consideration of the foregoing and of the representations, warranties, covenants and agreements herein contained, the Parties, intending to be legally bound, agree as follows:
Article 1
INTERPRETATION
1.1 Definitions
In this Agreement including the Schedules and recitals hereto, unless otherwise defined or expressly stated herein or something in the subject matter or the context is inconsistent therewith the following terms shall have the following meanings and grammatical variations thereof shall have the respective corresponding meanings:
“Aboriginal Claim” means any claim, written assertion or demand, whether proven or unproven, made by any Aboriginal Peoples with respect to Aboriginal title, Aboriginal rights, treaty rights or any other Aboriginal interest;
“Aboriginal Information” means any and all written documents or electronic and other communications and any oral communications respecting Aboriginal Claims, the issuance of any Permit that involves Aboriginal Claims and the duty to consult Aboriginal Peoples;
“Aboriginal Peoples” means any aboriginal peoples of the United States or Mexico, including Native Americans, including any Tribes in Nevada, and any group of aboriginal peoples, including Tribal Councils;
“ACA” has the meaning ascribed thereto in Section 1.10(j) of Schedule E;
“Acceptable Confidentiality Agreement” means, with respect to the Company, with respect to any third party (other than the Purchaser) a confidentiality agreement between the Company and such third party that, taken as a whole, is substantially similar to, and no less favourable to the Company than the Confidentiality Agreement (including with respect to standstill provisions).
“Acquireco” has the meaning ascribed thereto in the preamble;
“Acquireco Board” has the meaning ascribed thereto in the recitals;
“Acquireco Common Stock” has the meaning ascribed thereto in Section 2.4(f);
“Acquisition Agreement” means any letter of intent, term sheet, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding with respect to any Company Acquisition Proposal, but does not include an Acceptable Confidentiality Agreement;
“affiliate” means, as to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to a specific person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through a substantial or majority ownership of voting securities, by Contract or otherwise;
“Agreement” means this Agreement (including the Schedules attached hereto) as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;
“Antitrust Laws” means together, the HSR Act and any other Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition;
“Articles of Merger” has the meaning ascribed thereto in Section 2.1(d);
“Book-Entry Share” has the meaning ascribed thereto in Section 2.4(e);

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Toronto, Ontario, New York, New York or Denver, Colorado are authorized or required by applicable Law or other governmental action to be closed;
“Canadian Securities Authorities” means the securities commissions or similar securities regulatory authority in each of the provinces and territories of Canada;
“Canadian Securities Laws” means all applicable Canadian provincial and territorial securities legislation, and the rules and regulations thereunder, together with all applicable published instruments, notices and orders of the Canadian Securities Authorities and the rules and policies of the TSX;
“Capitalization Date” has the meaning ascribed thereto in Section 1.2(a) of;
“Certificate” has the meaning ascribed thereto in Section 2.4(e);
“Certificate of Designation” means the Certificate of Designation of Series E Convertible Preferred Stock of the Company dated August 7, 2013;
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§9601, et seq.;
“CFIUS” means the Committee on Foreign Investment in the United States;
“CFIUS Approval” means: (i) the Purchaser and the Company shall have received a written notification from CFIUS that it has determined that (A) the transaction contemplated by this Agreement (including the Merger) is not a covered transaction under Section 721; or (B) it has concluded its review (and any applicable investigation) under Section 721 and has determined that there are no unresolved national security concerns with respect to the transaction contemplated by this Agreement (including the Merger), (ii) the parties shall have received a decision by the President of the United States not to suspend, restrict, prohibit or otherwise place any conditions on the transactions contemplated by this Agreement, or (iii) the President of the United States, having received a report from CFIUS, has not taken any action within 15 days after having received such report;
“Charter Documents” means the articles of incorporation (including certificate of designations), by-laws, or like constating or organizational documents, each as amended to date;
“Closing” has the meaning ascribed thereto in Section 2.1(b);
“Closing Date” has the meaning ascribed thereto in Section 2.1(c);
“COBRA” means the United States Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 through 607, inclusive of ERISA;
“Code” means the United States Internal Revenue Code of 1986, as amended;
“commercially reasonable efforts” with respect to any Party means the cooperation of such Party and the use by such Party of its reasonable efforts consistent with reasonable commercial practice without the payment of a material amount of money or the incurrence of any material liability, expense or obligation;
“Common Stock Consideration” has the meaning ascribed thereto in Section 2.4(a);
“Company” has the meaning ascribed thereto in the preamble;
“Company 2010 Equity Incentive Plan” means the Company’s 2010 Equity Incentive Plan dated September 20, 2010;
“Company 2012 Equity Incentive Plan” means the Company’s 2012 Equity Incentive Plan dated February 9, 2012;
“Company 2013 Equity Incentive Plan” means the Company’s 2013 Equity Incentive Plan dated February 12, 2013, as amended on October 7, 2016, and as amended and restated on April 29, 2018;
“Company Acquisition Proposal” means, at any time after the entering into of this Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any proposal or offer, or public announcement of an intention to make a proposal or offer with respect to:

(a)
any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than the Purchaser (or any affiliate of the Purchaser) beneficially owning shares of Company Stock (or securities convertible into or exchangeable or exercisable for shares of Company Stock) representing 20% or more of the shares of Company Stock then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for shares of Company Stock);

(b)
any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of the Company or any of its subsidiaries;

(c)
any direct or indirect acquisition by any person or group of persons of any assets of the Company or one or more of the Company’s subsidiaries which represents individually or in the aggregate 20% or more of the consolidated assets of the Company;

(d)
any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of the Company’s subsidiaries (including shares or other equity interest of subsidiaries) that constitute or hold 20% or more of the fair market value of the assets of the Company and its subsidiaries (taken as a whole), based on the financial statements of the Company most recently filed prior to such time as part of the Company Public Disclosure Record; or

(e)
any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as (a) to (d) above, whether in a single transaction or a series of related transactions by the Company or any of its subsidiaries;

in each case, excluding the Merger and the other transactions contemplated by this Agreement;
“Company Balance Sheet Date” means December 31, 2017;
“Company Board” has the meaning ascribed thereto in the recitals;
“Company Board Fairness Opinion” means the opinion of the Company Board Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Merger Consideration to be received by the Company Stockholders under the Merger is fair, from a financial point of view, to the Company Stockholders;
“Company Board Financial Advisor” means Canaccord Genuity Corp.;
“Company Budget” means the monthly Company budget and plan from October 1, 2018 through March 31, 2019, as attached as Schedule 1.1 of the Company Disclosure Letter;
“Company Change of Recommendation” has the meaning ascribed thereto in Section 6.1(c);
“Company Common Stock” has the meaning ascribed thereto in the recitals;
“Company Common Stockholder” means a holder of one or more shares of Company Common Stock;
“Company Contractor” has the meaning ascribed thereto in Section 1.10(k) of Schedule E;
“Company Diligence Information” means, collectively, the materials posted on the Data Site as of 5:00 p.m. (Denver time) on September 27, 2018;
“Company Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Company and delivered to and accepted by the Purchaser prior to the execution of this Agreement;
“Company Employee” has the meaning ascribed thereto in Section 1.10(k) of Schedule E;
“Company Equity Incentive Plans” means the Company 2010 Equity Incentive Plan, the Company 2012 Equity Incentive Plan, the Company 2013 Equity Incentive Plan and the Company Individual Equity Incentive Plans;

“Company Equity Securities” has the meaning ascribed thereto in Section 1.2(b)(vi) of Schedule E;
“Company Financial Statements” has the meaning ascribed thereto in Section 1.7(a)(i) of Schedule E;
“Company Individual Equity Incentive Plans” means the option agreements entered into individually with certain recipients, including those incorporating the terms of the Company 2012 Equity Incentive Plan;
“Company Information Security” has the meaning ascribed thereto in Section 1.18(a) of Schedule E;
“Company Insurance Policies” has the meaning ascribed thereto in Section 1.20(a) of Schedule E;
“Company Key Regulatory Approvals” has the meaning ascribed thereto in Section 1.4(a) of Schedule E;
“Company Leased Claims” has the meaning ascribed thereto in Section 1.15(d) of Schedule E;
“Company Leased Real Property” has the meaning ascribed thereto in Section 1.14(a)(ii) of Schedule E;
“Company Material Adverse Effect” means any result, fact, change, condition, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, conditions, effects, events, circumstances, occurrences or developments, has a material and adverse effect on the current or future business, operations, results of operations, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by this Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change in general political, economic or financial or capital market conditions in Canada or the United States;

(b)
any outbreak or escalation of war or any act of terrorism;

(c)
general conditions in the industry in which the Company and its subsidiaries operate;

(d)
any natural disasters or acts of God;

(e)
any change in Laws;

(f)
any change affecting securities or commodity markets in general;

(g)
any change relating to currency exchange, interest rates or rates of inflation;

(h)
any change in U.S. GAAP;

(i)
the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of the Company’s securities);

(j)
matters disclosed to the Purchaser in the Company Disclosure Letter; or

(k)
actions required to be taken by the Company under this Agreement,

provided, however, the exclusion resulting from operation of each of clauses (a) through (h) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to the Company and its subsidiaries, taken as a whole, or materially disproportionately adversely affect the Company and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which the Company and its subsidiaries operate; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Company Material Adverse Effect has occurred;
“Company Material Contract” has the meaning ascribed thereto in Section 1.11(a) of Schedule E;
“Company Meeting” means the special meeting of the Company Stockholders, including any adjournment or postponement thereof, to be called and held for the purpose of considering and, if thought fit, approving the Merger Resolution;

“Company Operations” has the meaning ascribed thereto in Section 1.14(a)(viii) of Schedule E;
“Company Optionholder” means a holder of one or more Company Options;
“Company Options” means, at any time, options to acquire shares of Company Common Stock granted pursuant to the Company Equity Incentive Plans, which are, at such time, outstanding and unexercised, whether or not vested;
“Company Owned Real Property” has the meaning ascribed thereto in Section 1.14(a)(i) of Schedule E;
“Company Permits” means all Permits, licenses, registrations, variances, consents, commissions, franchises, exemptions, Orders, clearances, authorizations and approvals from Governmental Authorities owned or held by the Company and its subsidiaries required to conduct their businesses or to use and occupy each Company Property for the business currently being conducted thereon;
“Company Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof), (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof), (c) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such person’s owned or leased real property, which are not violated by the current use and operation of such real property, (d) covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to such person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such person’s businesses, (e) any right of way or easement related to public roads and highways, which does not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such person’s businesses; (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation; (g) any reservations or exceptions contained in the original grants of land (excluding any royalties) or by applicable statute or the terms of any lease in respect of any portion of the Company Properties or comprising any portion of the Company Properties; (h) minor discrepancies in the legal description or acreage of or associated with the Company Properties or any adjoining properties which would be disclosed in an up to date survey and any registered easements and registered restrictions or covenants that run with the land which do not materially detract from the value of, or materially impair the use of the Company Properties for the purpose of conducting and carrying out mining operations thereon; (i) Liens or other rights granted by the Company or any of its subsidiaries to secure performance of statutory obligations or regulatory requirements (including reclamation obligations); (j) equipment leases or purchase money security interests; (k) the existing royalties as specified in Section 1.14(iii) of Schedule E; (l) in the case of Unpatented Claims, the paramount title of the United States, and the obligations under the General Mining Law of 1872 and regulations pertaining to the same, and the various regulations of the United States Forest Service and the Bureau of Land Management, as well as the various Company Permits, and any rights of third parties to use the surface or subsurface of the lands covered by the Unpatented Claims pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955; (m) Liens as a result of any judgment or order rendered or claim filed against a person which is being contested in good faith by proper legal proceedings (and as to which any enforcement proceedings shall have been suspended by operation of law or stayed pending an appeal or other proceeding) and for which appropriate reserves in accordance with U.S. GAAP have been established to the extent required by U.S. GAAP; (n) any rights of set-off with respect to any deposit account of the Company or any of its subsidiaries in favour of the financial institution at which such deposit account is maintained and not constituting a financing transaction; and (o) any other Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets or properties to which they relate;
“Company Plan” means each plan, program, policy, agreement or other arrangement covering current or former employees, directors, independent contractors or consultants, that is: (i) an employee welfare plan within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA); (ii) an employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA); (iii) a stock option, stock purchase, restricted stock, stock appreciation right, restricted stock unit, dividend equivalent or other stock-based agreement, program or plan; or (iv) a bonus, incentive, deferred compensation, savings, profit-sharing, pension, retirement, cash balance, post-retirement, vacation, severance or termination pay, medical, dental, vision or other health, short- or long-term disability, life, long term care, employee assistance, education, relocation, benefit or fringe-benefit plan, program, policy, or other arrangement, in each case that is sponsored, maintained or contributed to by the Company or any of its subsidiaries or to which the Company or any of its subsidiaries contributes or is obligated to contribute to or has or may have any liability;
“Company Preferred Stock” has the meaning ascribed thereto in the recitals;
“Company Preferred Stockholder” means a holder of one or more shares of Company Preferred Stock;
“Company Properties” has the meaning ascribed thereto in Section 1.14(a)(ii) of Schedule E;
“Company Proxy Statement” means the notice of meeting of stockholders and accompanying Company proxy statement (including all schedules, appendices and exhibits thereto) to be sent to Company Stockholders in connection with the Company Meeting, including any amendments or supplements thereto in accordance with the terms of this Agreement;
“Company Public Disclosure Record” means all documents filed or furnished under applicable Securities Laws by or on behalf of the Company on SEDAR or EDGAR between January 1, 2017 and the date hereof;
“Company Real Property Leases” has the meaning ascribed thereto in Section 1.14(a)(v) of Schedule E;
“Company Recommendation” has the meaning ascribed thereto in Section 4.3(a)(i)(C);
“Company Restricted Stock” means, at any time, then outstanding restricted shares of common stock issued by the Company;
“Company RSU Holder” means a holder of any Company RSUs;
“Company RSUs” means, at any time, restricted stock units (including performance-vested restricted stock units) awarded under the Company Equity Incentive Plans, which are, at such time, outstanding and unexercised, whether or not vested;
“Company SAR” means a stock appreciation right of the Company.
“Company Significant Shareholders” means, collectively, Barry Honig, his controlled companies and trusts and each of them a “Company Significant Shareholder”;
“Company Significant Shareholder Support Agreements” means the voting and support agreements, dated effective on or before the date hereof between the Purchaser and each of the Company Significant Shareholders, in form and substance satisfactory to the Purchaser, which agreements provide that such shareholder shall, among other things:
(a)
vote all Company Common Stock and Company Preferred Stock, which they are the registered or beneficial holder or over which they have control or direction, in favour of the Merger; and

(b)
not dispose of their securities of the Company, except pursuant to the Merger;

“Company Stock” means the Company Common Stock and Company Preferred Stock;
“Company Stockholder” means the Company Common Stockholders and Company Preferred Stockholders;
“Company Superior Proposal” means an unsolicited Company Acquisition Proposal made in writing on or after the date of this Agreement by a person or persons acting jointly (other than the Purchaser and its affiliates) that:
(a)
is to acquire:

(i)
all of the outstanding shares of Company Stock (on a fully diluted basis), other than shares of Company Stock beneficially owned by the person making such Acquisition Proposal; or

(ii)
all or substantially all of the assets of the Company on a consolidated basis;

(b)
complies with Securities Laws and other applicable Laws;

(c)
did not result from a breach of Article 5;

(d)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full;

(e)
is not subject to approval by the board of directors or the equivalent of the third party, is not subject to the third party receiving a fairness opinion or similar evaluation, and is not subject to a due diligence condition;

(f)
the Company Board or a committee thereof has determined in good faith, and after consultation with its financial advisors and outside legal counsel, that such Company Acquisition Proposal would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Company Stockholders from a financial point of view than the Merger (taking into account any amendment proposed to be made to this Agreement by the Purchaser in accordance with the terms of Article 5) and the failure to recommend such Company Acquisition Proposal would be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law.

(g)
the Company Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory, anticipated timing, conditions (including the availability of funds or other consideration necessary for the consummation of such Company Acquisition Proposal and prospects for completion of such Company Acquisition Proposal) and other aspects of such Company Acquisition Proposal and the person making such Company Acquisition Proposal; and

(h)
if the Company does not have sufficient funds that are immediately available to pay the Company Termination Fee and repay any amount payable under the Debenture, the terms of such Company Superior Proposal provide that the maker of such Company Superior Proposal will advance or otherwise provide to the Company the cash required in order to pay the Company Termination Fee and amounts payable under the Debenture prior to the date on which such Company Termination Fee and Debenture repayment is to be paid.

“Company Support Agreements” means the voting and support agreements, dated effective on or before the date hereof between the Purchaser and each of the Directors and each of the Named Executive Officers in substantially the form attached hereto as Schedule C-1, which agreements provide that such director, officer and/or shareholder shall, among other things:
(a)
vote all Company Common Stock and Company Preferred Stock which they are the registered or beneficial holder or over which they have control or direction, in favour of the Merger; and

(b)
not dispose of their securities of the Company, except pursuant to the Merger;

“Company Technical Report” means the technical report filed on SEDAR by the Company titled “Technical Report and Feasibility Study for the Relief Canyon Project, Pershing County, Nevada, U.S.A.” with an effective date of May 24, 2018;
“Company Termination Fee” has the meaning ascribed thereto in Section 5.2(b);
“Company Termination Fee Event” has the meaning ascribed thereto in Section 5.2(a);
“Company Unpatented Claims” has the meaning ascribed thereto in Section 1.15(b) of Schedule E;
“Company Voting Debt” has the meaning ascribed thereto in Section 1.2(c) of Schedule E;
“Company Warrantholder” means a holder of one or more Company Warrants;
“Company Warrants” means, at any time, warrants to acquire shares of Company Stock, which are, at such time, outstanding and unexercised;

“Company Water Rights” has the meaning ascribed thereto in Section 1.15(h) of Schedule E;
“Confidentiality Agreement” means the non-disclosure and standstill agreement dated as of September 28, 2017, as amended, between the Company and the Purchaser;
“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which the Company, or any of its subsidiaries, is a party or by which the Company, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject;
“Data Room Information” means, with respect to the Company, the information and documents listed in the index of documents contained in the Data Site attached to the Company Disclosure Letter;
“Data Site” means, with respect to the Company, the material contained in the virtual data room “PGLC Data Room” powered by Firmex Inc., the index of documents of which is appended to the Company Disclosure Letter;
“Debenture” means that certain secured convertible debenture with an effective date on or about October 1, 2018, by and between the Purchaser and the Company pursuant to which the Purchaser will make available to the Company a secured convertible loan in the aggregate principal amount of up to $4.0 million;
“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing shares of Company Stock for the Merger Consideration in connection with the Merger;
“Directors” means each of the directors of the Company;
“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval maintained by the SEC;
“Effective Time” has the meaning ascribed thereto in Section 2.1(d);
“Enforceability Limitations” means the effect of bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or remedies and the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), and the discretion of the court before which a proceeding is brought;
“Environment” means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including human health and safety, and any other environmental medium or natural resource);
“Environmental Authorizations” means certificates of authorization, authorizations, Permits, consents, agreements (including any sewer surcharge agreement), instructions, directions or registrations issued, granted, conferred or required by any Government Authorities with respect to any Environmental Laws.
“Environmental Laws” means Laws relating to reclamation or restoration of property; abatement of pollution; protection of the Environment; protection of wildlife, including endangered species; ensuring public health and safety from environmental hazards; protection of cultural or historic resources; management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances, to air, surface water and groundwater; and all other Laws relating to manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or wastes;
“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended;
“ERISA Affiliate” means, with respect to any person, any other person that, together with such first person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code;

“Exchange Ratio” has the meaning ascribed thereto in Section 2.4(c);
“Exchanges” means, collectively, the TSX, NYSE American, and the NASDAQ;
“Fair Market Value” means the closing price of the Company Common Stock, or Purchaser Shares, as the case may be, on the last trading day prior to the date on which Fair Market Value is to be determined;
“Galena Complex” means the property that is subject of the Americas Silver Corporation Technical Report on the Galena Complex, Shoshone County, Idaho, USA” with an effective date of December 23, 2016;
“Governmental Authority” means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, minister, agency, commission, commissioner, bureau, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, NYSE American, the NASDAQ or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing (including, without limitation, CFIUS);
“Hazardous Substances” means any element, waste or other substance, including an odour, a sound or a vibration, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, designated or classified as hazardous, radioactive, corrosive, explosive, infectious, carcinogenic, or toxic or a pollutant or a contaminant under or pursuant to, or that could result in liability under, any applicable Laws pertaining to health and safety or Environment Laws, including petroleum and all derivatives thereof or synthetic substitutes therefor, hydrogen sulphide, arsenic, cadmium, lead, mercury, equipment and material containing polychlorinated biphenyls, mould, asbestos, asbestos-containing material, urea-formaldehyde and urea-formaldehyde-containing material;
“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;
“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board and interpretations of the International Financial Reporting Interpretations Committee and the former Standing Interpretations Committee;
“Indemnified Party” and “Indemnified Parties” have the meanings ascribed thereto in Section 4.9(a);
“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (a) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights; (b) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights; (c) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing; (d) trade secrets and business, technical and know-how information, databases (including assay), data collections, and drawings; (e) software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation; (f) Internet domain name registrations; and (g) other intellectual property and related proprietary rights;
“Intervening Event” means a material event, fact, circumstance, development or occurrence that was not known to or by the Company Board, as of or prior to the date hereof  (or if known, the magnitude or material consequences of which were not reasonably foreseeable by the Company Board as of or prior to the date hereof), which event, fact, circumstance, development or occurrence becomes known (or the magnitude or material consequences thereof become known if not reasonably foreseeable by the Company Board prior to the date hereof) to or by the Company Board prior to the Company Meeting; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of  “Acquisition Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the Company Common Stock or Purchaser Shares (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) the fact that the Company meets or exceeds any internal or published forecasts or projections for any period; (d) the reasonably foreseeable consequences of the announcement of this Agreement; (e) or any event, fact or circumstance relating to or involving the Purchaser;
“Intervening Event Notice” has the meaning ascribed thereto in Section 5.1(l)5.1(l);
“Intervening Event Notice Period” has the meaning ascribed thereto in Section 5.1(l);
“IRS” means the United States Internal Revenue Service;
“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which the Company directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of the Company, and any subsidiary of any such entity;
“Key Consents” means those consents, approvals and notices required from any or to third party under any Contracts or as otherwise required to proceed with the transactions contemplated by this Agreement, each as set out in Schedule 1.4(a) of the Company Disclosure Letter;
“Knowledge” means, when used with respect to an entity, the actual knowledge of any officer or director, after reasonable inquiry and, when used with respect to an individual, the actual knowledge of such individual, after reasonable inquiry;
“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, statutory rules, published policies and guidelines, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;
“Legal Action” means claims, actions, suits, arbitrations, mediations, audits, hearings, inquiries, proceedings or investigations wheresoever commenced or prosecuted, including, without restriction, any claim, action, suit, arbitration, mediation, audit, hearing, inquiry, proceeding, notice of violation or investigation under Environmental Laws;
“Liability” means any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, known or unknown, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under U.S. GAAP or IFRS);
“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Litigation” has the meaning ascribed thereto in Section 4.1(k);
“Material Contract” means, with respect to the Company, Company Material Contract, and, with respect to the Purchaser, Purchaser Material Contract;

“Merger” has the meaning ascribed thereto in Section 2.1(a);
“Merger Consideration” has the meaning ascribed thereto in Section 2.4(d);
“Merger Resolution” means the special resolution approving the Merger to be considered and, if thought fit, passed by Company Common Stockholders and Company Preferred Stockholders (voting as one class) and the Company Preferred Stockholders (voting as a separate class) in accordance with the NRS 92A.120 and the Company’s Charter Documents, such resolution to be considered at the Company Meeting and to be substantially in the form and content of Schedule B-1 hereto;
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions, together with the Companion Policy thereto, as issued by the applicable Canadian Securities Administrators and as amended from time to time;
“Money Laundering Laws” has the meaning ascribed thereto in Section 1.5(c)(i) of Schedule E;
“Named Executive Officers” means those persons designated as such in the Company’s most recent annual Company Proxy Statement filed with the SEC;
“NASDAQ” means The Nasdaq Stock Market LLC;
“NI 43-101” means National Instrument 43-101 — Standards of Disclosure for Mineral Projects, together with the Companion Policy thereto, as issued by the Canadian Securities Administrators and as amended from time to time;
“NRS” means the Nevada Revised Statutes, as amended;
“NYSE American” means The NYSE American LLC;
“Officers” means the officers of the Company;
“Order” means any order, judgment, writ, assessment, decision, ruling, stipulation, award, injunction, decree, arbitration award or finding of any Governmental Authority;
“ordinary course of business”, or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of this Agreement;
“Outside Date” means April 1, 2019;
“Parties” means the parties to this Agreement and “Party” means any one of them;
“Permit” means any lease, license, permit, variance, clearance, commission, franchise, exemption, certificate, consent, Order, grant, approval, classification, registration or other authorization (including an Environmental Authorization) of or from any Governmental Authority;
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the U.S. Exchange Act), whether or not having legal status;
“Personal Information” means information (in any form or media) that identifies or can be used to identify, directly or indirectly, an individual natural person, including “Personally Identifiable Information,” “Individually Identifiable Information,” “Personal Data” and similar terms defined in applicable Law, including the United States Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, United States state consumer protection, breach notification, social security number and data security laws, the United States Federal Trade Commission Act, the United States Privacy Act of 1974, the United States Telephone Consumer Protection Act, the United States Fair Credit Reporting Act and its state law equivalents;

“Personal Property” has the meaning ascribed thereto in Section 1.14(b)(i) of Schedule E;
“Preferred Stock Consideration” has the meaning ascribed there to in Section 2.4(d)
“Privacy Legal Requirements” has the meaning ascribed thereto in Section 1.18(c) of Schedule E;
“Property Agreements” means the leases, licenses, options, purchase and sale agreements or other instruments pursuant to which any of the mineral properties or mineral rights are held;
“Purchaser” has the meaning specified in the preamble;
“Purchaser Balance Sheet Date” means December 31, 2017;
“Purchaser Board” has the meaning ascribed thereto in the recitals;
“Purchaser Board Fairness Opinion” means the opinion of the independent financial advisor to the Purchaser to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Merger is fair, from a financial point of view, to the Purchaser Shareholders;
“Purchaser Charter Amendment Resolution” means the special resolution to be considered and, if thought fit, passed by the Purchaser Shareholders in accordance with the CBCA and the Purchaser’s Charter Documents, such resolution to be considered at the Purchaser Meeting and to be substantially in the form and content of Schedule B-2 hereto;
“Purchaser Circular” means the notice of the Purchaser Meeting and accompanying management proxy circular, including all schedules, appendices and exhibits thereto, to be sent to Purchaser Shareholders in connection with the Purchaser Meeting, as amended, supplemented or otherwise modified from time to time;
“Purchaser Deferred Share Unit Plan” means the Purchaser’s Deferred Share Unit Plan, dated as of July 1, 2015;
“Purchaser DSUs” means, at any time, deferred stock units awarded under the Purchaser Equity Incentive Plans, which are, at such time, outstanding and unexercised, whether or not vested;
“Purchaser Equity Incentive Plans” means the Purchaser Stock Option Plan, the Purchaser Deferred Share Unit Plan and the Purchaser Restricted Share Unit Plan;
“Purchaser Equity Securities” has the meaning ascribed thereto in Section 1.2(b)(vi) of Schedule F;
“Purchaser Financial Statements” has the meaning ascribed thereto in Section 1.7(a)(i) of Schedule F;
“Purchaser Issuance Resolution” means the ordinary resolution to be considered and, if thought fit, passed by the Purchaser Shareholders in accordance with the rules of the TSX and the NYSE American, such resolution to be considered at the Purchaser Meeting and to be substantially in the form and content of Schedule B-2 hereto;
“Purchaser Key Regulatory Approvals” has the meaning ascribed thereto in Section 1.4(a) of Schedule F;
“Purchaser Material Adverse Effect” means any result, fact, change, condition, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, conditions, effects, events, circumstances, occurrences or developments, has a material and adverse effect on the current or future business, operations, results of operations, assets or condition (financial or otherwise) of the Purchaser and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by this Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change in general political, economic or financial or capital market conditions in Canada or the United States;

(b)
any outbreak or escalation of war or any act of terrorism;

(c)
general conditions in the industry in which the Purchaser and its subsidiaries operate;

(d)
any natural disasters or acts of God;

(e)
any change in Laws;

(f)
any change affecting securities or commodity markets in general;

(g)
any change relating to currency exchange, interest rates or rates of inflation;

(h)
any change in IFRS;

(i)
the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of the Purchaser’s securities); or

(j)
actions required to be taken by the Purchaser under this Agreement;

provided, however, the exclusion resulting from operation of each of clauses (a) through (h) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to the Purchaser and its subsidiaries, taken as a whole, or materially disproportionately adversely affect the Purchaser and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which the Purchaser and its subsidiaries operate; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Purchaser Material Adverse Effect has occurred;
“Purchaser Material Contract” means any Contract that, as of the date hereof, is a “material contract” (as such term is defined pursuant to Canadian Securities Laws), whether or not filed by the Purchaser on SEDAR or EDGAR;
“Purchaser Meeting” means the special meeting of the Purchaser Shareholders, including any adjournment or postponement thereof, to be called and held for the purpose of considering and, if thought fit, approving the Purchaser Meeting Resolutions;
“Purchaser Meeting Resolutions” means the Purchaser Issuance Resolution and the Purchaser Charter Amendment Resolution, each substantially in the form and content of Schedule B-2 hereto;
“Purchaser Options” means, at any time, options to acquire shares of Purchaser Common Stock granted pursuant to the Purchaser Equity Incentive Plans, which are, at such time, outstanding and unexercised, whether or not vested;
“Purchaser Preferred Share” means the preferred shares in the capital of the Purchaser having the terms set forth on Schedule D;
“Purchaser Property” has the meaning ascribed thereto in Section 1.11(c) of Schedule F;
“Purchaser Public Disclosure Record” means all documents and information filed by the Purchaser under applicable Securities Laws on SEDAR or EDGAR between January 1, 2017 and the date hereof;
“Purchaser Recommendation” has the meaning ascribed thereto in Section 4.4(a)(i)(c);
“Purchaser Restricted Share Unit Plan” means the Purchaser’s Restricted Share Unit Plan, dated as of January 30, 2015, as amended and restated on February 23, 2016;
“Purchaser RSUs” means, at any time, restricted stock units (including performance-vested restricted stock units) awarded under the Purchaser Equity Incentive Plans, which are, at such time, outstanding and unexercised, whether or not vested;
“Purchaser Shareholder” means a holder of one or more shares of the Purchaser Shares;
“Purchaser Shares” means the common shares in the capital of the Purchaser;
“Purchaser Stock Option Plan” means the Scorpio Mining Corporation Amended and Restated Stock Option Plan, dated as of January 30, 2015;

“Purchaser Support Agreements” means the voting and support agreements, dated effective on or before the date hereof between the Company and each of the directors and executive officers of Purchaser, in substantially the form attached hereto Schedule C-2, which agreements provide that such director or executive officer shall, among other things,
(a)
vote all Purchaser Shares which they are the registered or beneficial holder or over which they have control or direction, in favour of the Purchaser Meeting Resolution; and

(b)
not dispose of their securities of the Purchaser prior to the Purchaser Meeting;

“Purchaser Technical Reports” means the technical reports filed on SEDAR by the Purchaser titled “Technical Report and Estimated Resources for the San Felipe Project, Sonora, Mexico” with an effective date of March 15, 2018, “Americas Silver Corporation Technical Report on the Galena Complex, Shoshone County, Idaho, USA” with an effective date of December 23, 2016, and “Technical Report and Preliminary Feasibility Study for the San Rafael Property, Sinaloa, Mexico” with an effective date of March 18, 2016;
“Purchaser Voting Debt” has the meaning ascribed thereto in Section 1.2(c) of Schedule F;
“Purchaser Warrants” means, at any time, warrants to acquire shares of Purchaser Shares, which are, at such time, outstanding and unexercised;
“Regulatory Approvals” means sanctions, rulings, consents, Orders, exemptions, Permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities and relating to the Merger;
“Release” means any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the Environment;
“Relief Canyon Project” means the Relief Canyon property located in Pershing County in northwestern Nevada;
“Remedial Action” means any investigation, feasibility study, monitoring, testing, sampling, removal (including removal of underground storage tanks), restoration, clean-up, remediation, closure, site restoration, remedial response or remedial work, in each case in relation to environmental matters (excluding, however, routine monitoring, testing and sampling required under Environmental Authorizations);
“Representatives” means, collectively, with respect to a Party, that Party’s officers, directors, employees, consultants, advisors, agents or other representatives (including lawyers, accountants, investment bankers and financial advisors) and includes, in the case of:
(a)
the Purchaser and Acquireco, the Purchaser’s board financial advisor; and

(b)
the Company, the Company Board Financial Advisor;

“San Rafael Mine” means the property that is the subject of the “Technical Report and Preliminary Feasibility Study for the San Rafael Property, Sinaloa, Mexico” with an effective date of March 18, 2016;
“Sarbanes-Oxley Act” means the United States Sarbanes-Oxley Act of 2002, as amended (including the rules and regulations promulgated thereunder);
“SEC” means the United States Securities and Exchange Commission;
“Section 721” means Section 721 of the United States Defense Production Act of 1950, as amended;
“Securities Authorities” means the SEC, the Canadian Securities Authorities, and the Exchanges, as applicable;

“Securities Laws” means:
(a)
Canadian Securities Laws;

(b)
the U.S. Securities Act, the U.S. Exchange Act and all other U.S. federal and state securities Laws; and

(c)
the rules and regulations of the TSX, NYSE American and the NASDAQ, as applicable;

“SEDAR” means the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval;
“subsidiary” means, with respect to a specified entity, any:
(a)
corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation;

(b)
partnership, limited liability company, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

(c)
a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

“Superior Proposal Notice Period” has the meaning ascribed thereto in Section 5.1(e)(iv);
“Surviving Corporation” has the meaning ascribed thereto in Section 2.1(a);
“Surviving Corporation Common Stock” has the meaning ascribed thereto in Section 2.4(f);
“Tax” or “Taxes” means any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code §59A), net proceeds of mine, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other person;
“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended;
“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof;
“Third Party” means any person or “group” (within the meaning of Section 13(d)(3) of the U.S. Exchange Act) other than the Company, the Purchaser or any of their respective subsidiaries;
“TSX” means the Toronto Stock Exchange;
“Unpatented Claims” means, with respect to the Company, the Company Unpatented Claims;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“U.S. GAAP” means United States generally accepted accounting principles; and
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2 Currency
Except where otherwise specified, all references to “$” and “US$” or to currency herein are to lawful money of the United States of America and all references to “C$” herein are to lawful money of Canada.
1.3 Interpretation Not Affected by Headings
(a)
The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

(b)
The terms “this Agreement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, Section or other portion hereof. References to “this Agreement” shall include the Company Disclosure Letter.

(c)
Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section or Schedule by number or letter or both are to that Article, Section or Schedule in or to this Agreement.

1.4 Extended Meanings, Etc.
(a)
This Agreement shall be read with all changes in number and gender required by the context.

(b)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

(c)
The terms “include”, “includes” or “including” and similar terms of inclusion, unless expressly modified by the words “only” or “solely”, mean “including without limiting the generality of the foregoing” and “includes without limiting the generality of the foregoing”. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(d)
Unless the context otherwise requires, all accounting terms are to be interpreted in accordance with U.S. GAAP.

(e)
Unless the context otherwise requires, all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with U.S. GAAP.

(f)
Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

(g)
Any reference to an action taken by a person “in the ordinary course” means that such action is consistent with the past practices of such person and is taken in the ordinary course of business of such person.

(h)
The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

1.5 Date of any Action; Computation of Time
(a)
If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action will be required to be taken on the next succeeding day which is a Business Day.

(b)
A period of time is to be computed as beginning on the day following the event that began the period and ending, if the last day of the period is:

(i)
a Business Day, then at 4:30 p.m. (Denver time) on the last day of the period; and

(ii)
is not a Business Day, then at 4:30 p.m. (Denver time) on the next Business Day.

1.6 Schedules
The following Schedules to this Agreement are an integral part of this Agreement:
Schedule A	—	ARTICLES OF INCORPORATION
Schedule B-1	—	MERGER RESOLUTION
Schedule B-2	—	PURCHASER MEETING RESOLUTIONS
Schedule C-1	—	FORM OF COMPANY SUPPORT AGREEMENT
Schedule C-2	—	FORM OF PURCHASER SUPPORT AGREEMENT
Schedule D	—	PREFERRED STOCK TERMS
Schedule E	—	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Schedule F	—	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND ACQUIRECO
Schedule G	—	RETENTION ARRANGEMENTS
Article 2
THE MERGER
2.1 The Merger
(a)
The Company, the Purchaser and Acquireco agree that on the terms and subject to the conditions set forth in this Agreement, and in accordance with the NRS, at the Effective Time: (a) Acquireco will merge with and into the Company (the “Merger”); (b) the separate corporate existence of Acquireco will cease; and (c) the Company will continue its corporate existence under the NRS as the surviving corporation in the Merger and a subsidiary of the Purchaser (sometimes referred to herein as the “Surviving Corporation”).

(b)
Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 10:00 am (Denver time) on the Closing Date (as defined herein). The Closing shall be held at the offices of Davis Graham & Stubbs, LLP located at 1550 17th Street, Suite 500, Denver, Colorado, 80202.

(c)
The actual date of the Closing is hereinafter referred to as the “Closing Date” and shall occur:

(i)
on the date that is three (3) Business Days following satisfaction or waiver (subject to applicable Laws) of the last of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Closing Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Closing Date); or

(ii)
at such other time or such other place as may be agreed to by the Parties.

(d)
Subject to the provisions of this Agreement, at the Closing, the Company, the Purchaser, and Acquireco will cause articles of merger (the “Articles of Merger”) to be executed, acknowledged, and filed with the Secretary of State of the State of Nevada in accordance with the relevant provisions of the NRS and shall make all other filings or recordings required under the NRS. The Merger will become effective at such time as the Articles of Merger have been duly filed with the Secretary of State of the State of Nevada or at such later date or time as may be agreed by the Company and Purchaser in writing and specified in the Articles of Merger in accordance with the NRS (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

(e)
The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the NRS. Without limiting the generality of the foregoing, and subject thereto, from and after the

Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Acquireco shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Acquireco shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.
(f)
At the Effective Time: (a) the articles of incorporation of the Surviving Corporation shall be amended and restated so as to read in its entirety as set forth in Schedule A hereof, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (b) the by-laws of Acquireco as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, except that references to Acquireco’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation, or as provided by applicable Law.

(g)
The directors and officers of Acquireco, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation.

2.2 Implementation Steps by the Company
The Company covenants in favour of the Purchaser that, subject to the terms of this Agreement, the Company will promptly:
(a)
subject to compliance with applicable Securities Laws:

(i)
immediately after the execution of this Agreement; or

(ii)
such later time prior to the next opening of markets in Toronto and New York City as is agreed to by the Company and the Purchaser,

issue a news release announcing the entering into of this Agreement and the support of the Company Board for the Merger, which news release shall be satisfactory in form and substance to each of the Company and the Purchaser, each acting reasonably;
(b)
file such news release and a corresponding material change report and current report on Form 8-K in prescribed form each in accordance with applicable Securities Laws;

(c)
subject to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Closing Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Closing Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Authorities necessary to give effect to the Merger; and

(d)
carry out the terms of the Merger applicable to it.

2.3 Implementation Steps by the Purchaser
Subject to the terms of this Agreement, the Purchaser will, and will cause Acquireco to:
(a)
subject to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Closing Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Closing Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Authorities necessary to give effect to the Merger; and

(b)
carry out the terms of the Merger applicable to it.

2.4 Effect of the Merger on Capital Stock
At the Effective Time, as a result of the Merger and without any action on the part of the Purchaser, Acquireco, the Company or the holder of any capital stock or shares, as applicable, of the Purchaser, Acquireco or the Company:
(a)
Cancellation of Certain Company Common Stock.   Each share of Company Common Stock that is owned by the Purchaser, Acquireco or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)
Cancellation of Certain Company Preferred Stock.   Each share of Company Preferred Stock that is owned by the Purchaser, Acquireco or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(c)
Conversion of Company Common Stock.   Subject to Section 2.4(g), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.715 (the “Exchange Ratio”) of a Purchaser Share (the “Common Stock Consideration”).

(d)
Conversion of Company Preferred Stock and Election to Receive Common Stock.   Subject to Section 2.4(g) and Section 2.16, each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time will be, at the election of the holder thereof, either (i) be converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) Purchaser Preferred Shares; or (ii) be converted into the right to receive the Common Stock Consideration to which such Preferred Stockholder would be entitled if such share of Company Preferred Stock were converted into Company Common Stock in accordance with clause (i) of Section 6 of the Certificate of Designation and such Company Common Stock were converted in accordance with Section 2.4(c) hereof  (such consideration received upon the election pursuant to (i) or (ii), the “Preferred Stock Consideration” and together with the Common Stock Consideration, the “Merger Consideration”).

(e)
Cancellation of Shares.   At the Effective Time, all shares of Company Stock will no longer be outstanding and all shares of Company Stock will be cancelled and retired and will cease to exist, and each holder of: (i) a certificate formerly representing any shares of Company Common Stock or Company Preferred Stock (each, a “Certificate”); or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of Company Common Stock or Company Preferred Stock (each, a “Book-Entry Share”) will cease to have any rights with respect thereto, except the right to receive (A) in exchange for each share of Company Common Stock, the Common Stock Consideration, and (B) in exchange for each share of Company Preferred Stock, the Preferred Stock Consideration, all in accordance with Section 2.5 hereof.

(f)
Conversion of Acquireco Capital Stock.   Each share of Acquireco’s common stock (“Acquireco Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation (the “Surviving Corporation Common Stock”) with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of Surviving Corporation Common Stock. From and after the Effective Time, all certificates representing shares of Acquireco Common Stock shall be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock into which they were converted in accordance with the immediately preceding sentence.

(g)
Fractional Purchaser Shares.   No fractional Purchaser Shares shall be issued to holders of shares of Company Common Stock in connection with the Merger. The total number of Purchaser Shares to be issued to any holder of shares of Company Common Stock shall, without additional compensation, be rounded down to the nearest whole Purchaser Share, in the event that a holder of shares of Company Common Stock is entitled to a fractional share upon the conversion of Company Common Stock pursuant to Section 2.4(c).
2.5 Exchange Procedures
(a)
Depositary.   Prior to the Effective Time, the Purchaser shall appoint the Depositary to act as the agent for the purpose of paying the Merger Consideration for: (i) the Certificates; and (ii) the Book-Entry Shares. At or promptly following the Effective Time, the Purchaser shall deposit, or cause the Surviving Corporation to deposit, with the Depositary: (i) certificates representing the Purchaser Shares to be issued as Common Stock Consideration (or make appropriate alternative arrangements if uncertificated Purchaser Shares represented by book-entry shares will be issued); and (ii) certificates representing the Purchaser Preferred Shares to be issued as Preferred Stock Consideration (or make appropriate alternative arrangements if uncertificated Purchaser Preferred Shares represented by book-entry shares will be issued).

(b)
Procedures for Surrender; No Interest.   Promptly after the Effective Time, the Purchaser shall send, or shall cause the Depositary to send, to each record holder of shares of Company Common Stock and Company Preferred Stock at the Effective Time, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Depositary, and which letter of transmittal will be in customary form and have such other provisions as the Purchaser and the Surviving Corporation may reasonably specify) for use in such exchange. Each holder of shares of Company Common Stock that have been converted into the right to receive the Common Stock Consideration shall be entitled to receive the Common Stock Consideration into which such shares of Company Common Stock have been converted pursuant to Section 2.4(c) in respect of the Company Common Stock represented by a Certificate or Book-Entry Share, upon: (i) surrender to the Depositary of a Certificate; or (ii) receipt of an “agent’s message” by the Depositary (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of Book-Entry Shares; in each case, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Depositary. Each holder of shares of Company Preferred Stock that have been converted into the right to receive the Preferred Stock Consideration shall be entitled to receive the Preferred Stock Consideration into which such shares of Company Preferred Stock, as applicable, have been converted pursuant to Section 2.4(d) in respect of the Company Preferred Stock represented by a Certificate or Book-Entry Share upon: (i) surrender to the Depositary of a Certificate; or (ii) receipt of an “agent’s message” by the Depositary (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of Book-Entry Shares; in each case, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Depositary. No interest shall be paid or accrued upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article 2, each Certificate or Certificates or Book-Entry Share or Book-Entry Shares so surrendered or transferred, as the case may be, shall immediately be cancelled.

(c)
Payments to Non-Registered Holders.   If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the person requesting such payment shall pay to the Depositary any transfer or other Tax required as a result of such payment to a person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Depositary that such Tax has been paid or is not payable.

(d)
Full Satisfaction.   All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article 2.

(e)
Return of Merger Consideration by Depositary.   Any portion of the Merger Consideration that remains unclaimed by the holders of shares of Company Common Stock and/or Company Preferred Stock twelve (12) months after the Effective Time shall be returned to the Purchaser, upon demand, and any such holder who has not exchanged shares of Company Common Stock and/or Company Preferred Stock for the Merger Consideration in accordance with this Section 2.5 prior to that time shall thereafter look only to the Purchaser (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, for payment of the Merger Consideration without any interest. Notwithstanding the foregoing, the Purchaser shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock and/or Company Preferred Stock three (3) years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by applicable Law, the property of the Purchaser free and clear of any claims or interest of any person previously entitled thereto.

(f)
Distributions with Respect to Unsurrendered Shares of Company Stock.   All Purchaser Shares and Purchaser Preferred Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by the Purchaser in respect of the Purchaser Shares or Purchaser Preferred Shares, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable pursuant to this Agreement. No dividends or other distributions in respect of the Purchaser Shares and Purchaser Preferred Shares shall be paid to any holder of any unsurrendered shares of Company Stock until the Certificate (or affidavit of loss in lieu of the Certificate) or Book-Entry Share is surrendered for exchange in accordance with this Section 2.5. Subject to the effect of applicable Laws, following such surrender, there shall be issued or paid to the holder of record of the whole Purchaser Share and Purchaser Preferred Share issued in exchange for shares in Company Common Stock and Company Preferred Stock, respectively, in accordance with this Section 2.5, without interest: (i) at the time of such surrender, the dividends or other distributions with a record date after the Effective Time theretofore payable and not paid with respect to such whole Purchaser Share or Purchaser Preferred Share, as applicable, and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such whole Purchaser Share or Purchaser Preferred Shares with a record date after the Effective Time but with a payment date subsequent to surrender.

2.6 Adjustments
(a)
Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split, reverse stock split, or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, and including by issuance of derivative securities or other rights to acquire capital stock of the Company of any form, the Exchange Ratio, the Merger Consideration, and any other amounts payable pursuant to this Agreement, shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(b)
Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding Purchaser Shares shall occur by reason of any reclassification, recapitalization, stock split, reverse stock split, or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, and including by issuance of derivative securities or other rights to acquire capital stock of the Company of any form, the Exchange Ratio, the Merger Consideration, and any other amounts payable pursuant to this Agreement, shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit the Purchaser to take any action with respect to its securities that is prohibited by the terms of this Agreement.

2.7 Company Proxy Statement and Form F-4 Registration Statement
(a)
In connection with the Company Meeting, as soon as reasonably practicable following the date of this Agreement, the Company shall prepare and file with the SEC and each of the Canadian Securities Authorities, the Company Proxy Statement, and Purchaser shall prepare and file with the SEC and each of the Canadian Securities Authorities in the provinces of British Columbia, Alberta, Ontario and Quebec the Form F-4 (which shall include the Company Proxy Statement). The Company and the Purchaser shall each use its commercially reasonable efforts to: (i) cause the Form F-4 to be declared effective under the U.S. Securities Act as promptly as practicable after its filing; (ii) ensure that the Form F-4 complies in all material respects with the applicable provisions of the applicable Securities Laws; and (iii) keep the Form F-4 effective for so long as necessary to complete the Merger. The Purchaser shall notify the Company promptly of the time when the Form F-4 has become effective or any supplement or amendment to the Form F-4 has been filed, and of the issuance of any stop order or suspension of the qualification of the Purchaser Shares or Purchaser Preferred Shares issuable in connection with the Merger for offering or sale in any jurisdiction. Each of the Purchaser and the Company shall use its commercially reasonable efforts to: (A) cause the Company Proxy Statement to be mailed to the Company Stockholders as promptly as practicable after the Form F-4 is declared effective under the U.S. Securities Act, and (B) ensure that the Company Proxy Statement complies in all material respects with the applicable provisions of the U.S. Securities Act and U.S. Exchange Act and applicable Canadian Securities Laws. Purchaser shall also take any other action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the applicable Securities Laws, and the rules and regulations thereunder in connection with the issuance of Purchaser Shares and Purchaser Preferred Shares in the Merger, and the Company shall furnish to Purchaser all information concerning the Company as may be reasonably requested in connection with any such actions.

(b)
In connection with the Purchaser Meeting, as soon as reasonably practicable following the date of this Agreement, the Purchaser shall prepare and file or furnish the Purchaser Circular with the Canadian Securities Authorities in each of the provinces of British Columbia, Alberta, Ontario and Quebec. Each of the Company and the Purchaser shall use its commercially reasonable efforts to: (A) cause the Purchaser Circular to be mailed to the Purchaser Shareholders as promptly as practicable after the Form F-4 is declared effective under the U.S. Securities Act, and (B) ensure that the Purchaser Circular complies in all material respects with the applicable Laws (including applicable Securities Laws).

(c)
The Purchaser and the Company shall furnish to the other party all information concerning such person and its affiliates required by the Laws to be set forth in the Form F-4, Company Proxy Statement or Purchaser Circular. Each of Purchaser and the Company shall promptly correct any information provided by it for use in the Form F-4, Company Proxy Statement or Purchaser Circular if and to the extent that such information shall have become false or misleading in any material respect. Each of Purchaser and the Company shall take all steps necessary to amend or supplement the Form F-4, Company Proxy Statement or Purchaser Circular, as applicable, and to cause the Form F-4, Company Proxy Statement or Purchaser Circular, as so amended or supplemented, to be filed with the applicable Securities Authorities and disseminated to the holders of Company Common Stock and Company Preferred Stock, in the case of the Company Proxy Statement, and to the Purchaser Shareholders, in the case of the Purchaser Circular, as and to the extent required by applicable Law.
(d)
With respect to the Company Proxy statement:

(i)
The Company shall ensure that the Company Proxy Statement complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Company Proxy Statement (including with respect to any information incorporated therein by reference):

(A)
will not contain any misrepresentation (other than in each case with respect to any information furnished in writing by the Purchaser); and

(B)
provides the Company Stockholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Company Meeting.

(ii)
All information relating solely to the Purchaser included in the Company Proxy Statement shall:

(A)
be provided by the Purchaser in accordance with Section 2.7(c)(iv); and

(B)
be in form and content satisfactory to the Purchaser, acting reasonably.

(iii)
Subject to the ability of the Company to make a Company Change of Recommendation, the Company Proxy Statement will include:

(A)
a copy of the Company Board Fairness Opinion;

(B)
a statement that the Company Board has determined, that the Merger is fair to and in the best interests of the Company and its shareholders; and

(C)
the Company Recommendation.

(iv)
The Purchaser will, in a timely manner, furnish the Company with all such information regarding the Purchaser as may reasonably be required to be included in the Company Proxy Statement pursuant to applicable Laws and any other documents related thereto.

(v)
The Company and the Purchaser will cooperate in the preparation, filing and mailing of the Company Proxy Statement and the Company shall as soon as reasonably practicable, cause the Company Proxy Statement to be sent to the Company Stockholders in compliance with the proxy rules set forth in the applicable Securities Laws.

(vi)
The Company and the Purchaser will each promptly notify the other if, at any time before the Closing Date, it becomes aware (in the case of the Company, only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser) that the Company Proxy Statement or any other document referred to in Section 2.7(c)(iii):

(A)
contains any misrepresentation; or

(B)
otherwise requires any amendment or supplement,

and promptly deliver written notice to the other Party setting out full particulars thereof.
(vii)
The Company and the Purchaser will cooperate with each other in the preparation, filing and dissemination of any:

(A)
required supplement or amendment to the Company Proxy Statement or such other document, as the case may be; and

(B)
related news release or other document necessary or desirable in connection therewith,

provided, however, that subject to the terms of this Agreement, the Company shall not be required to cooperate with the Purchaser with respect to any of the foregoing that relates to a Company Acquisition Proposal, a Company Superior Proposal or a Company Change of Recommendation.
(viii)
The Company shall keep the Purchaser fully informed, in a timely manner, of any requests or comments made by the SEC or the Canadian Securities Authorities, the TSX and/or the NASDAQ in connection with the Company Proxy Statement.

(e)
With respect to the Purchaser Circular:

(i)
The Purchaser shall ensure that the Purchaser Circular complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Purchaser Circular (including with respect to any information incorporated therein by reference):

(A)
will not contain any misrepresentation (other than in each case with respect to any information furnished in writing by the Company); and

(B)
provides the Purchaser Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Purchaser Meeting.

(ii)
All information relating solely to the Company included in the Purchaser Circular shall:

(A)
be provided by the Company in accordance with Section 2.7(e)(iv); and

(B)
be in form and content satisfactory to the Company, acting reasonably.

(iii)
The Purchaser Circular will include:

(A)
a copy of the Purchaser Board Fairness Opinion; and

(B)
the Purchaser Recommendation.

(iv)
The Company will, in a timely manner, furnish the Purchaser with all such information regarding the Company as may reasonably be required to be included in the Purchaser Circular pursuant to applicable Laws and any other documents related thereto.

(v)
The Purchaser and the Company will cooperate in the preparation, filing and mailing of the Purchaser Circular and the Purchaser shall as soon as reasonably practicable, cause the Purchaser Circular to be sent to the Purchaser Shareholders in compliance with applicable Securities Laws.

(vi)
The Purchaser and the Company will each promptly notify the other if, at any time before the Closing Date, it becomes aware (in the case of the Company, only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser) that the Purchaser Circular or any other document referred to in Section 2.7(e)(iii):

(A)
contains any misrepresentation; or

(B)
otherwise requires any amendment or supplement,

and promptly deliver written notice to the other Party setting out full particulars thereof.
(vii)
The Purchaser and the Company will cooperate with each other in the preparation, filing and dissemination of any:

(A)
required supplement or amendment to the Purchaser Circular or such other document, as the case may be; and

(B)
related news release or other document necessary or desirable in connection therewith;

(viii)
The Purchaser shall keep the Company fully informed, in a timely manner, of any requests or comments made by the SEC or Canadian Securities Authorities, the TSX and/or the NYSE American in connection with the Purchaser Circular.

2.8 Company and Purchaser Meetings
(a)
The Company covenants in favor of the Purchaser that, subject to the terms of this Agreement and subject to Section 5.1, the Company will promptly, after the effectiveness of the Form F-4 by the SEC:

(i)
lawfully convene and hold the Company Meeting in accordance with the Company’s Charter Documents and applicable Laws, as soon as reasonably practicable, for the purpose of having the Company Stockholders consider the Merger Resolution;

(ii)
not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) such Company Meeting without the prior written consent of the Purchaser, such consent not to be unreasonably withheld, unless the Company Board shall have determined in good faith (after consultation with outside legal counsel) that it is required by applicable law to postpone or adjourn the Company Meeting, including in order to give stockholders of the Company sufficient time to evaluate any information or disclosure that the Company has sent to its stockholders or otherwise made available to its stockholders by issuing a press release, filing materials with the SEC or otherwise (including in connection with any Company Change of Recommendation);

(iii)
solicit, from the Company Common Stockholders and Company Preferred Stockholders, proxies:

(A)
in favor of the approval of the Merger Resolution;

(B)
in favor of the approval to adjourn the Company Meeting to solicit votes in favor of the Merger Resolution;

(C)
in favour of any required resolution relating to “golden parachute” payments; and

(D)
against any resolution submitted by any person that is inconsistent with, or which seeks to hinder or delay the Merger Resolution or the completion of the transactions contemplated by this Agreement,

including, engaging the services of a firm acceptable to the Purchaser (acting reasonably) as proxy solicitation agent to solicit proxies in favour of the approval of the Merger Resolution;
(iv)
recommend to all Company Common Stockholders that they vote in favour of the Merger Resolution;

(v)
recommend to all Company Preferred Stockholders that they vote in favour of the Merger Resolution;

(vi)
provide reasonable advance notice to Company Optionholders of the vesting and cancellation of such Company Options as contemplated by this Agreement;

(vii)
provide notice to Company RSU Holders of the vesting and settlement of such Company RSUs as contemplated by this Agreement;

(viii)
provide notice to Company Warrantholders in accordance with the terms of such Company Warrants and the Company’s election to require exercise or termination, as applicable, of the Company Warrants as contemplated by this Agreement;

(ix)
use commercially reasonable efforts to take all other actions that are reasonably necessary or desirable to obtain the approval of the Merger by the Company Stockholders;

(x)
(i) provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation agents, as reasonably requested from time to time by the Purchaser, and (ii) consult with, and consider any suggestions from, the Purchaser with regards to the proxy solicitation agent;

(xi)
consult with the Purchaser in fixing the date of the Company Meeting;

(xii)
give notice to the Purchaser of the Company Meeting;

(xiii)
advise the Purchaser as reasonably requested (which may be as often as daily within 10 days of the Company Meeting) as to the aggregate tally of the proxies and votes received from Company Common Stockholders and Company Preferred Stockholders in respect of the Company Meeting and all matters to be considered at the Company Meeting;

(xiv)
promptly provide the Purchaser with any notice relating to the Company Meeting;

(xv)
allow Representatives of the Purchaser to attend the Company Meeting;

(xvi)
not change the record date for the Company Stockholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by applicable Law or the Company’s Charter Documents;

(xvii)
if there is a Company Change of Recommendation, unless prohibited pursuant to NRS 92A.120(3), it will not alter the obligation of the Company to submit the adoption of this Agreement and the approval of the Merger to the Company Common Stockholders and Company Preferred Stockholders at the Company Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Company Meeting; and

(xviii)
carry out the terms of the Merger applicable to it.

(b)
The Purchaser covenants in favour of the Company that, subject to the terms of this Agreement, the Purchaser will promptly, after the effectiveness of the Form F-4 by the SEC:

(i)
lawfully convene and hold the Purchaser Meeting in accordance with the Purchaser’s Charter Documents and applicable Laws, as soon as reasonably practicable, for the purpose of having the Purchaser Shareholders consider the Purchaser Meeting Resolutions;

(ii)
not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) such Purchaser Meeting without the prior written consent of the Company, such consent not to be unreasonably withheld, unless the Purchaser Board shall have determined in good faith (after consultation with outside legal counsel) that it is required by applicable law to postpone or adjourn the Purchaser Meeting, including in order to give stockholders of the Purchaser sufficient time to evaluate any information or disclosure that the Purchaser has sent to its stockholders or otherwise made available to its stockholders by issuing a press release, filing materials with applicable Securities Authorities or otherwise;

(iii)
solicit, from the Purchaser Shareholders, proxies:

(A)
in favor of the approval of the Purchaser Meeting Resolutions;

(B)
in favour of the approval to adjourn the Purchaser Meeting to solicit votes in favor of the Purchaser Meeting Resolution; and

(C)
against any resolution submitted by any person that is inconsistent with, or which seeks to hinder or delay the Purchaser Meeting Resolutions or the completion of the transactions contemplated by this Agreement,

(iv)
recommend to all Purchaser Shareholders that they vote in favour of the Purchaser Meeting Resolutions;

(v)
use commercially reasonable efforts to take all other actions that are reasonably necessary or desirable to obtain the approval of the Purchaser Meeting Resolutions by the Purchaser Shareholders;

(vi)
(i) provide the Company with copies of or access to information regarding the Purchaser Meeting generated by any dealer or proxy solicitation agents, as reasonably requested from time to time by the Company, and (ii) consult with, and consider any suggestions from, the Company with regards to the proxy solicitation agent;

(vii)
consult with the Company in fixing the date of the Purchaser Meeting;

(viii)
give notice to the Company of the Purchaser Meeting;

(ix)
advise the Company as reasonably requested (which may be as often as daily within 10 days of the Purchaser Meeting) as to the aggregate tally of the proxies and votes received from Purchaser Shareholders in respect of the Purchaser Meeting and all matters to be considered at the Purchaser Meeting;

(x)
promptly provide the Company with any notice relating to the Purchaser Meeting;

(xi)
allow Representatives of the Company to attend the Purchaser Meeting;

(xii)
not change the record date for the Purchaser Shareholders entitled to vote at the Purchaser Meeting in connection with any adjournment or postponement of the Purchaser Meeting unless required by applicable Law or the Purchaser’s Charter Documents;

(xiii)
nothing herein shall alter the obligation of the Purchaser to submit the adoption of Purchaser Meeting Resolutions to the Purchaser Shareholders at the Purchaser Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Purchaser Meeting; and

(xiv)
carry out the terms of the Merger applicable to it.

2.9 List of Securityholders
(a)
Upon the reasonable request from time to time of the Purchaser, the Company will promptly provide the Purchaser with lists (in electronic form) of the:

(i)
Registered:

(A)
Company Stockholders;

(B)
Company Optionholders;

(C)
Company RSU Holders; and

(D)
Company Warrantholders,

together with their record addresses and their respective holdings of shares of Company Stock, Company Options, Company RSUs and Company Warrants, as applicable;
(ii)
names and record addresses and respective holdings of all persons having rights (other than the Company Options, Company RSUs and Company Warrants) issued or granted by the Company to acquire or otherwise related to shares of Company Stock; and

(iii)
names of non-objecting beneficial owners of shares of Company Stock and participants in bookbased nominee registers (such as CDS & Co., Cede & Co. and the Depositary Trust Company), together with their respective record addresses and holdings of shares of Company Stock.

(b)
The Company will from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including:

(i)
updated or additional lists of Company Stockholders, Company Optionholders, Company RSU Holders and Company Warrantholders;

(ii)
information regarding beneficial ownership of shares of Company Stock; and

(iii)
other assistance as the Purchaser may reasonably request.

2.10 Securityholder Communications
(a)
The Company and the Purchaser agree to cooperate in the preparation of any presentations regarding the Merger, including to any:

(i)
Company Stockholders or Purchaser Shareholders; or

(ii)
the analyst community,

provided, however, that the foregoing shall be subject to the Company’s and Purchaser’s overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules.
(b)
The Company agrees to consult with the Purchaser in connection with any formal meeting relating to the Merger that it may have, including with:

(i)
Company Stockholders (other than Company Stockholders who are Officers or Directors of the Company); or

(ii)
the analyst community,

provided, however, that the foregoing shall be subject to the Company’s overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules.
(c)
Notwithstanding anything to the contrary in this Section 2.10, the Company shall, subject to the terms of this Agreement, not be obligated to consult or cooperate with the Purchaser with respect to any disclosure relating to a Company Acquisition Proposal, a Company Superior Proposal or a Company Change of Recommendation.

2.11 Company Options
At the Effective Time, each outstanding Company Option, whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, the Common Stock Consideration in respect of each share of Company Common Stock which would have been issued upon the net exercise of the Company Option calculated as follows: the number of shares of Company Common Stock otherwise deliverable pursuant to the Company Option shall be reduced by the number of such shares having a Fair Market Value on the Closing Date equal to the exercise price. Any Company Option that has an exercise price per share that is greater than or equal to the Fair Market Value on the Closing Date shall be cancelled at the Effective Time for no consideration or payment.
Promptly following the Effective Time, the Purchaser shall, in compliance with all applicable Laws, deliver or cause the Surviving Corporation to deliver, to each holder of Company Options at the Effective Time, the Common Stock Consideration, if any, to which such holder is entitled in respect of his or her Company Options. To the extent the delivery of such Common Stock Consideration constitutes a payment of wages, (i) the Purchaser shall cause the payment to be processed by the Surviving Corporation through its payroll system, (ii) the Common Stock Consideration deliverable shall be reduced by a number of Purchaser Shares having a Fair Market Value equal to all required tax withholdings, and (iii) the Purchaser shall cause the Surviving Corporation to remit timely such required withholdings in cash to the relevant taxing authorities.
2.12 Company RSUs
At the Effective Time, each outstanding Company RSU, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive (without interest), as soon as reasonably practicable following the Effective Time, the Common Stock Consideration in respect of each share of Company Common Stock underlying such Company RSU, without interest.
Promptly following the Effective Time, the Purchaser shall, in compliance with all applicable Laws, deliver or cause the Surviving Corporation to deliver, to each holder of Company RSUs at the Effective Time, the Common Stock Consideration to which such holder is entitled in respect of his or her Company RSUs. To the extent the delivery of such Common Stock Consideration constitutes a payment of wages,

(i) the Purchaser shall cause the payment to be processed by the Surviving Corporation through its payroll system, (ii) the Common Stock Consideration deliverable shall be reduced by a number of Purchaser Shares having a Fair Market Value equal to all required tax withholdings, and (iii) the Purchaser shall cause the Surviving Corporation to remit timely such required withholdings in cash to the relevant taxing authorities.
2.13 Company Warrants
The Company shall, to the extent permitted by the Company Warrant, require that the holder exercise the Company Warrant prior to the Closing Date, and if the Company Warrant is not exercised, that the Company Warrant shall terminate. If the Company Warrant does not permit the treatment outlined in the foregoing sentence, then the applicable Company Warrants shall in accordance with their terms be exchanged for warrants of the Purchaser having economically equivalent terms in accordance with the terms of the Company Warrants, such that the holder of a Company Warrant shall be entitled to receive, in lieu of shares of Company Common Stock to which such holder was theretofore entitled upon such exercise and for the consideration payable therefor, the number of Purchaser Shares which the holder would have been entitled to receive as a result of the transactions contemplated by the Merger if, immediately prior to the Closing Date, such holder had been the registered holder of the number of shares of Company Common Stock to which such holder would have been entitled if such holder had exercised such holder’s Company Warrants immediately prior to the Effective Time.
2.14 Payment of Consideration
The Purchaser will, following receipt by the Company of the Regulatory Approvals, ensure that on the Closing Date the Depositary has been provided with Purchaser Shares and Purchaser Preferred Shares in escrow to satisfy the aggregate Merger Consideration payable to Company Stockholders pursuant to the Merger (other than payments to Company Preferred Stockholders exercising dissenter’s rights and who have not withdrawn their notice of exercise).
2.15 Withholding Taxes
(a)
The Company, the Purchaser, Acquireco and the Depositary, as the case may be, will be entitled to deduct and withhold from any consideration otherwise payable to any Company Stockholder under the Merger and from any amounts otherwise payable to any person pursuant to or in accordance with this Agreement (including the Company Termination Fee) such amounts as the Company, the Purchaser, Acquireco or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the Code and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Company, the Purchaser, Acquireco or the Depositary, as the case may be.

(b)
For the purposes of such deduction and withholding:

(i)
all withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder; and

(ii)
such deducted or withheld amounts shall be remitted to the appropriate Governmental Authority in the time and manner required by the applicable Law by or on behalf of the Company, the Purchaser, Acquireco or the Depositary, as the case may be.

2.16 Dissenting Shareholders
(a)
Notwithstanding anything in this Agreement to the contrary, in the event that the applicable requirements of NRS Section 92A.120 have been satisfied, shares of Company Preferred Stock which were outstanding on the date for the determination of Company Preferred Stockholders entitled to vote on the Merger and which were voted against the Merger and the holders of which have demanded that the Company purchase such shares at their fair value in accordance with NRS Sections 92A.300 through 92A.500 and have not otherwise failed to perfect or shall not have effectively withdrawn or lost their rights to require such shares to be purchased for cash under NRS 92A (collectively, “Dissenting Shares”), shall not be converted into or represent the right to receive any Purchaser Preferred Shares pursuant to Section 2.4(d), but, instead, the holders thereof shall be entitled to have their shares of Company Preferred Stock purchased for cash at the fair value of such Dissenting Shares as agreed upon or determined in accordance with the provisions of NRS Sections 92A.460 through 92A.500.
(b)
If any Company Preferred Stockholder who holds Dissenting Shares as of the Effective Time effectively withdraws or loses (through passage of time, failure to demand or perfect, or otherwise) the right to demand and perfect dissenters’ rights under NRS 92A, then, as of the later of the Effective Time and the occurrence of such event, such holder’s shares of Company Preferred Stock that were Dissenting Shares shall automatically be converted into and represent only the right to receive the Purchaser Preferred Shares pursuant to and subject to Section 2.4(d) without interest thereon upon: (i) surrender to the Depositary of a Certificate; or (ii) receipt of an “agent’s message” by the Depositary (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of Book-Entry Shares.

(c)
The Company shall give the Purchaser (i) prompt written notice of any written demands for purchase of any shares of Company Preferred Stock pursuant to the exercise of dissenters’ rights, withdrawals of such demands, and any other instruments or notices served pursuant to NRS 90A on the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for purchase of any shares of Company Preferred Stock pursuant to the exercise of dissenters’ rights under NRS 90A. The Company shall not, except with the prior written consent of the Purchaser, voluntarily make or agree to make any payment with respect to any demands for purchase of any shares of Company Preferred Stock pursuant to the exercise of dissenters’ rights under NRS 90A, or settle or offer to settle any such demands.

Article 3
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company
Except as set forth in the correspondingly numbered paragraph of the Company Disclosure Letter that relates to such Section or in another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Purchaser and Acquireco as set forth in Schedule E and acknowledges and agrees that the Purchaser and Acquireco are relying upon such representations and warranties in connection with the entering into of this Agreement. Nothing in the Company Disclosure Letter shall be deemed adequate to disclose an exception to a representation or warranty made in Schedule E unless the Company Disclosure Letter identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made in Schedule E unless the representation or warranty pertains to the existence of the document or other item itself. Disclosure of any information in the Company Disclosure Letter that is not strictly required under this Agreement has been made for informational purposes only and does not imply disclosure of all matters of a similar nature.
3.2 Representations and Warranties of the Purchaser and Acquireco
Except as disclosed in the Purchaser Public Disclosure Record at least one Business Day prior to the date hereof and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature);, the Purchaser and Acquireco jointly and severally represent and warrant to the Company as set forth in Schedule F and acknowledge and agree that Company is relying upon such representations and warranties in connection with the entering into of this Agreement.

3.3 Survival of Representations and Warranties
(a)
No investigation by or on behalf of any Party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other Parties.

(b)
The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Merger and will expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

This Section 3.3 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be. The Confidentiality Agreement will survive termination of this Agreement in accordance with its terms.
Article 4
COVENANTS
4.1 Covenants of the Company
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) as disclosed in the Company Disclosure Letter, (ii) as expressly permitted or specifically contemplated by this Agreement, (iii) as is otherwise required by applicable Law, or (iv) unless the Purchaser otherwise consents in writing (to the extent that such consent is permitted by applicable Law):
(a)
the Company will:

(i)
conduct the businesses of the Company and its subsidiaries in the ordinary course consistent with past practice and applicable Law, and, to the extent consistent therewith, in accordance with the Company Budget;

(ii)
comply in all material respects with the terms of all Company Material Contracts;

(iii)
use commercially reasonable efforts to maintain and preserve intact its and its subsidiaries’ business organizations, assets, properties, rights and goodwill;

(iv)
use commercially reasonable efforts to maintain satisfactory business relationships with suppliers, customers, distributors, contractual counterparties, contractors, employees, Governmental Authorities, Aboriginal Peoples and others having business relationships with it and its subsidiaries; and

(v)
duly and timely file all forms, reports, schedules, statements, and other documents required to be filed pursuant to any applicable Laws or Securities Laws.

(b)
the Company will promptly notify the Purchaser, in any event within twenty-four (24) hours, of any:

(i)
change in any “material fact” or any “material change” (as defined in applicable Securities Laws) in relation to the Company or any of its subsidiaries;

(ii)
event, circumstance or development that has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(iii)
notice or other communication from any person alleging that the consent (or waiver, Permit, exemption, Order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Merger;

(iv)
notice or other communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser);

(v)
filings, actions suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its subsidiaries or its or their assets or properties;

(vi)
breach of this Agreement by the Company; or

(vii)
event occurring after the date of this Agreement that would:

(A)
render a representation or warranty, if made on that date or the Closing Date, untrue or inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied; or

(B)
result in the failure of the Company to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time, and in no event shall the delivery of any notice by a Party pursuant to this Article 4 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement or disclosure by the Company be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to the Company’s representations or warranties.
(c)
the Company will use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company, including directors’ and officers’ insurance, not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by Section 4.9(b), the Company will not obtain or renew any insurance (or re-insurance) policy for a term exceeding twelve (12) months, except that renewal steps may be taken in advance of expiry;

(d)
the Company will:

(i)
use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing employees and consultants (including the Officers) until the Effective Time; and

(ii)
promptly provide written notice to the Purchaser of the resignation or termination of any of its key employees or consultants;

(e)
the Company will not, directly or indirectly:

(i)
alter or amend its Charter Documents or the Charter Documents of any of its subsidiaries;

(ii)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of the shares of Company Stock (other than dividends, distributions, payments or return of capital made to the Company by any of its subsidiaries);

(iii)
split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the shares of Company Stock or any other securities of the Company or any of its subsidiaries except in consultation with the Purchaser and in accordance with Section 2.6;

(iv)
reduce the stated capital of the shares of Company Stock or any other securities of the Company or any of its subsidiaries;

(v)
increase any coverage under any directors’ and officer’s insurance policy;

(vi)
terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;

(vii)
issue, grant, sell, pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any shares of Company Stock or other securities of the Company or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares of Company Stock or other securities of the Company or any of its subsidiaries, including but not limited to the issue or award of any Company Options, Company RSUs or Company Warrants except as required pursuant to any existing Contracts in effect as of the date hereof or as disclosed on Section 4.1 of the Company Disclosure Letter;
(viii)
redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding shares of Company Stock or other securities or securities convertible into or exchangeable or exercisable for shares of Company Stock or any such other securities or any shares or other securities of any of its subsidiaries except according to their terms;

(ix)
amend the terms of any securities of the Company or any of its subsidiaries, or amend the terms of any outstanding indebtedness of the Company or any of its subsidiaries;

(x)
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company or any of its subsidiaries;

(xi)
reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit any of its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person;

(xii)
create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any Joint Ventures;

(xiii)
engage in any transaction with any related parties other than with its wholly-owned subsidiaries in the ordinary course;

(xiv)
make any changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any new accounting policies, principles, methods, practices or procedures), except as disclosed in the Company Public Disclosure Record, as required by applicable Laws or under U.S. GAAP; or

(xv)
enter into, modify or terminate any Contract with respect to any of the foregoing;

(f)
the Company will not, and will not cause or permit any of its subsidiaries to, directly or indirectly, except in connection with this Agreement:

(i)
sell, pledge, lease, surrender, licence, lose the right to use, mortgage, dispose of or encumber any assets or properties of the Company or any of its subsidiaries, other than inventory or immaterial personal property in the ordinary course of business;

(ii)
other than in the ordinary course, acquire or commit to acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or assets, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, in each case, directly or indirectly, in one transaction or a series of transactions;

(iii)
incur any indebtedness or create or issue any debt securities, or assume, guarantee, endorse or otherwise become liable or responsible for such obligations or the obligations of any other person, or make any loans or advances (other than intercompany loans or advances in the ordinary course of business);

(iv)
incur or commit to capital expenditures or development expenses unless such capital expenditures or development expenses are set forth in the Company Budget;

(v)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course of business consistent with past practice;

(vi)
make any Tax election, information schedule, return or designation, except as required by Law and in a manner consistent with past practice;

(vii)
settle or compromise any Tax claim, assessment, reassessment or liability;

(viii)
file any amended Tax Return;

(ix)
enter into any agreement with a Governmental Authority with respect to Taxes;

(x)
surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund;

(xi)
consent to the extension or waiver of the limitation period applicable to any material Tax matter;

(xii)
amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

(xiii)
pay, discharge or satisfy any claim, liability, indebtedness or obligation prior to the same being due, other than the payment, discharge or satisfaction of the same, in the ordinary course, in accordance with their terms;

(xiv)
voluntarily waive, release, assign, settle or compromise any material Litigation;

(xv)
engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of the Company in the manner such existing businesses generally have been carried on or (as disclosed in the Company Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement; or

(xvi)
incur or commit to expenditures exceeding $100,000, individually or in the aggregate, over the amount set forth in the Company Budget,

or authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;
(g)
the Company will not, and will not cause or permit any of its subsidiaries to, directly or indirectly, except in the ordinary course of business:

(i)
terminate, fail to renew, cancel, waive, release, grant or transfer any rights, including:

(A)
any material existing Contractual rights;

(B)
any material Permit; or

(C)
any other material legal rights or claims,

in respect of any Company Properties;
(ii)
except either as disclosed in Section 4.1(g) of the Company Disclosure Letter or in connection with matters otherwise permitted under this Section 4.1:

(A)
enter into any Contract which would be a Company Material Contract if in existence on the date hereof; or

(B)
terminate, cancel, extend, renew or amend, modify or change any Company Material Contract;

(iii)
except as disclosed in Section 4.1(g) of the Company Disclosure Letter:

(A)
enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee); or

(B)
modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property; or

(iv)
enter into any transaction or perform any act which could reasonably be expected to prevent or impede, restrict or delay, or be inconsistent with the successful completion of the transactions contemplated herein;

(h)
Neither the Company nor any of its subsidiaries will, except pursuant to any existing Contracts or employment, pension, supplemental pension, termination or compensation arrangements or policies or plans in effect on the date hereof and as is necessary to comply with applicable Laws:

(i)
grant to any officer, director, employee or consultant of the Company or any of its subsidiaries an increase in compensation in any form;

(ii)
promote any officers or employees except as reasonably required due to the termination or resignation of any other officer or employee;

(iii)
take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay;

(iv)
enter into or modify any employment or consulting agreement (except as disclosed on Schedule 1.10(e)) with any employee, consultant, officer or director of the Company or any of its subsidiaries;

(v)
terminate the employment or consulting arrangement of any senior management employees (including the Officers), except for cause;

(vi)
increase any benefits payable under its current severance or termination pay policies;

(vii)
adopt or amend or make any contribution to or any award under any bonus, profit sharing, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of any director, officer, or employee or any former director, officer, or employee of the Company or any of its subsidiaries; or

(viii)
take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Company Equity Incentive Plans, except as contemplated in Sections 2.11 and 2.12;

(i)
the Company will not and will not cause or permit any of its subsidiaries to make any loan to any officer, director, employee or consultant of the Company or any of its subsidiaries;

(j)
the Company will not and will not cause or permit any of its subsidiaries to:

(i)
make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its material Permits;

(ii)
take any action or fail to take any action which action or failure to act would:

(A)
result in the loss, expiration or surrender of, or the loss of any material benefit; or

(B)
be reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights,

in each case, under, any material Permit necessary to conduct its businesses as now being conducted;
(k)
the Company will not, and will not cause or permit any of its subsidiaries to, settle or compromise any action, claim or other proceeding:

(i)
brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy (“Litigation”); or

(ii)
brought by any present, former or purported holder of its securities,

including in connection with the transactions contemplated by this Agreement or the Merger;

(l)
the Company will not, and will not cause or permit any of its subsidiaries to, commence any Litigation, other than Litigation in connection with:

(i)
the collection of accounts receivable;

(ii)
the enforcement of the terms of this Agreement or the Confidentiality Agreement;

(iii)
the enforcement of other obligations of the Purchaser; or

(iv)
Litigation commenced against the Company;

(m)
in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by any Governmental Authority or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company shall cooperate in all respects with Purchaser and Acquireco and shall use its commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement;

(n)
the Company will not, and will not cause or permit any of its subsidiaries to, enter into or renew any Contract:

(i)
containing:

(A)
any new limitation or restriction on the ability of the Company or any of its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to engage in any type of activity or business;

(B)
any new limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Company or any of its subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or any of its affiliates, is or would be conducted; or

(C)
any new limit or restriction on the ability of:

(I)
the Company or any of its subsidiaries; or

(II)
following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates,

to solicit customers or employees; or
(ii)
that could reasonably be expected to prevent or significantly impede or delay the completion of the Merger;

(o)
the Company will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any respect at any time prior to the Closing Date if then made; and

(p)
as is applicable, the Company will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the matters to which the negative covenants in Sections 4.1(e) to 4.1(o) inclusive pertain.

4.2 Access to Information
(a)
Subject to compliance with applicable Laws and the terms of any existing Contracts, the Company will afford to the Purchaser and its Representatives, until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, continuing access to the Company Diligence Information, as applicable, and reasonable access during normal business hours and upon reasonable notice, to the Company’s and its subsidiaries’ businesses, properties, books and records and such other data and information as the Purchaser may reasonably request, as well as to its management personnel, including the Company Diligence Information, provided, that:
(i)
such access shall not unduly interfere with the ordinary conduct of the businesses of the Company and its subsidiaries; and

(ii)
other than in circumstances where access thereto or disclosure thereof would not result in the loss of attorney-client privilege, the Company shall not have any obligation in response to a request by the Purchaser to provide access to or otherwise disclose any information or documents subject to attorney-client privilege.

(b)
Subject to compliance with applicable Laws and the terms of any existing Contracts, the Purchaser will afford to the Company and its Representatives, until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, reasonable access during normal business hours and upon reasonable notice, to the Purchaser’s and its subsidiaries’ businesses, properties, books and records and such other data and information as the Company may reasonably request, as well as to its management personnel, provided, that:

(i)
such access shall not unduly interfere with the ordinary conduct of the businesses of the Purchaser and its subsidiaries; and

(ii)
other than in circumstances where access thereto or disclosure thereof would not result in the loss of attorney-client privilege, the Purchaser shall not have any obligation in response to a request by the Company to provide access to or otherwise disclose any information or documents subject to attorney-client privilege.

(c)
Subject to compliance with applicable Laws, the Parties will also make available to the other Parties and their Representatives information requested by such other Party for the purposes of preparing, considering and implementing plans for the combined businesses of the Company and the Purchaser and its affiliates following completion of the Merger.

(d)
Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser and the Company each acknowledge that all information provided to it under this Section 4.2, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of this Agreement or any termination of this Agreement.

(e)
If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, then the provisions of this Agreement will supersede those of the Confidentiality Agreement, but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect.

(f)
Investigations made by or on behalf of the Purchaser, whether under this Section 4.2 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Company in this Agreement.

(g)
Investigations made by or on behalf of the Company, whether under this Section 4.2 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Purchaser in this Agreement.

4.3 Covenants of the Company in respect of the Merger
(a)
Subject to the terms and conditions of this Agreement, the Company shall and shall cause its subsidiaries to perform all obligations required to be performed by the Company under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Merger and the other transactions contemplated hereby, including (without limiting the obligations of the Company in Article 2):

(i)
publicly announcing the:

(A)
the execution of this Agreement;

(B)
the support of the Company Board of the Merger;

(C)
the recommendation of the Company Board to Company Common Stockholders and Company Preferred Stockholders to vote in favour of the Merger Resolution (collectively, the “Company Recommendation”);

(D)
the execution of the Company Support Agreements by the Directors and Named Executive Officers; and

(E)
the execution of the Company Significant Shareholder Support Agreements by the Company Significant Shareholders; and

(ii)
using its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, Permits, exemptions, Orders, approvals, agreements, amendments or confirmations that are:

(A)
necessary or advisable under the Company Material Contracts in connection with the Merger; or

(B)
required in order to maintain the Company Material Contracts in full force and effect following completion of the Merger,

in the case of each of  (A) and (B) of subsection 4.3(a)(ii), on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser.
(b)
use commercially reasonable efforts to negotiate and enter into certain retention arrangements with each of the individuals listed in Schedule G, in each case, subject to the written consent of the Purchaser.

4.4 Covenants of the Purchaser in Respect of the Merger
(a)
Subject to the terms and conditions of this Agreement, the Purchaser shall, and shall cause Acquireco to, perform all obligations required to be performed by each under this Agreement, cooperate with the Company in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Merger and other transactions contemplated hereby, including (without limiting the obligations of the Purchaser in Article 2):

(i)
publicly announcing the:

(A)
the execution of this Agreement;

(B)
the support of the Purchaser Board of the Merger;

(C)
the recommendation of the Purchaser Board to Purchaser Shareholders to vote in favour of the Purchaser Meeting Resolutions in connection with the Merger (collectively, the “Purchaser Recommendation”); and

(D)
the execution of the Purchaser Support Agreements by the directors and executive officers of Purchaser; and

(ii)
using its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, Permits, exemptions, Orders, approvals, agreements, amendments or confirmations that are:

(A)
necessary or advisable under the Purchaser Material Contracts in connection with the Merger; or

(B)
required in order to maintain the Purchaser Material Contracts in full force and effect following completion of the Merger,

in the case of each of  (A) and (B) of subsection 4.4(a)(ii), on terms that are reasonably satisfactory to the Company, and without committing the Company to pay, any consideration or incur any liability or obligation without the prior written consent of the Company;
(iii)
cooperating with the Company in connection with, and using its commercially reasonable efforts to assist the Company in obtaining, the waivers, consents and approvals referred to in Section 4.3(a)(ii), provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Purchaser will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation;

(iv)
applying for and using commercially reasonable efforts to obtain (A) conditional approval of the listing and posting for trading on the TSX, and (B) approval of the listing and posting for trading on the NYSE American, of the Purchaser Shares issuable as Merger Consideration, and in respect of  (A) subject only to the satisfaction by Purchaser of customary listing conditions of the TSX; and

(v)
use commercially reasonable efforts to assist the Company in the negotiation of the employee retention arrangements set forth in Schedule G.

4.5 Covenants of Purchaser Regarding Conduct of Business
The Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as expressly permitted or specifically contemplated by this Agreement, (i) as is otherwise required by applicable Law, or (ii) if the Company otherwise consents in writing (to the extent that such consent is permitted by applicable Law):
(a)
the Purchaser will:

(i)
conduct the businesses of the Purchaser and its subsidiaries in the ordinary course consistent with past practice and applicable Law;

(ii)
comply in all material respects with the terms of all Purchaser Material Contracts;

(iii)
use commercially reasonable efforts to maintain and preserve intact its and its subsidiaries’ business organizations, assets, properties, rights and goodwill;

(iv)
use commercially reasonable efforts to maintain satisfactory business relationships with suppliers, customers, distributors, contractual counterparties, contractors, employees, organized labor, Governmental Authorities, Aboriginal Peoples and others having business relationships with it and its subsidiaries;

(v)
duly and timely file all forms, reports, schedules, statements, and other documents required to be filed pursuant to any applicable Laws or Securities Laws.

(b)
the Purchaser will not take any action that would reasonably be likely to result in a Purchaser Material Adverse Effect;

(c)
the Purchaser will promptly notify the Company, in any event within twenty-four (24) hours, of any:

(i)
change in any “material fact” or any “material change” (as defined in applicable Securities Laws) in relation to the Purchaser or any of its subsidiaries;

(ii)
event, circumstance or development that has had or could reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;

(iii)
notice or other communication from any person alleging that the consent (or waiver, Permit, exemption, Order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Merger;

(iv)
notice or other communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company);

(v)
filings, actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Purchaser or any of its subsidiaries or its or their assets or properties;

(vi)
breach of this Agreement by the Purchaser or Acquireco; or

(vii)
event occurring after the date of this Agreement that would:

(A)
render a representation or warranty, if made on that date or the Closing Date, untrue or inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied; or

(B)
result in the failure of the Purchaser to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time, and in no event shall the delivery of any notice by a Party pursuant to this Article 4 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement or constitute an exception to the Purchaser’s representations or warranties;
(d)
the Purchaser will not, directly or indirectly, except in connection with this Agreement:

(i)
alter or amend its Charter Documents or the Charter Documents of any of its material subsidiaries;

(ii)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of the Purchaser Shares (other than dividends, distributions, payments or return of capital made to the Purchaser by any of its subsidiaries);

(iii)
split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the Purchaser Shares or any other securities of the Purchaser or any of its material subsidiaries except in consultation with the Company and in accordance with Section 2.6;

(iv)
reduce the stated capital of the Purchaser Shares or any other securities of the Purchaser or any of its material subsidiaries;

(v)
issue, grant, sell, pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any Purchaser Shares or other securities of the Purchaser or any of its material subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Purchaser Shares or other securities of the Purchaser or any of its material subsidiaries, including but not limited to the issue or award of any Purchaser Options, Purchaser RSUs, Purchaser DSUs or

Purchaser Warrants except (A) as required pursuant to any existing Contracts in effect as of the date hereof, (B) as compensation for Directors, Officers and employees issued in the ordinary course of business consistent with past practice or (C) as contemplated in the Loan Agreement;
(vi)
redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding Purchaser Shares or other securities or securities convertible into or exchangeable or exercisable for Purchaser Shares or any such other securities or any shares or other securities of any of its material subsidiaries except according to their terms;

(vii)
amend the terms of any securities of the Purchaser or any of its material subsidiaries;

(viii)
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Purchaser or any of its material subsidiaries;

(ix)
reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit any of its material subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person that is not also a subsidiary;

(x)
enter into, modify or terminate any Contract with respect to any of the foregoing; or

(xi)
enter into any transaction or perform any act which could reasonably be expected to prevent or impede, restrict or delay, or be inconsistent with the successful completion of the transactions contemplated herein;

(e)
in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by any Governmental Authority or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Purchaser and Acquireco shall cooperate in all respects with Company and shall use commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement;

(f)
the Purchaser will not, and will not cause or permit any of its subsidiaries to, enter into or renew any Contract that could reasonably be expected to prevent or significantly impede or delay the completion of the Merger;

(g)
the Purchaser will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Purchaser in this Agreement untrue or inaccurate in any respect at any time prior to the Closing Date if then made; and

(h)
as is applicable, the Purchaser will not, and will not cause or permit any of its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the matters to which the negative covenants in Sections 4.5(b), and 4.5(d) through (g) pertain.

4.6 Mutual Covenants
Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, it will:
(a)
use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 to the extent the same is within its control;

(b)
use commercially reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Merger in accordance with its obligations under this Agreement and applicable Laws and cooperate with the other Parties in connection therewith, including using commercially reasonable efforts to:

(i)
obtain all Regulatory Approvals required to be obtained by it;

(ii)
effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Merger;

(iii)
oppose, lift or rescind any injunction or restraining order against it or other Order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Merger;

(iv)
defend all lawsuits or other legal, regulatory or other proceedings against the other Party or its directors or officers challenging or affecting this Agreement or the completion of the Merger; and

(v)
cooperate with the other Party in connection with the performance by it of its obligations hereunder;

(c)
use commercially reasonable efforts to not take or cause to be taken any action which is inconsistent with this Agreement or which could reasonably be expected to prevent or significantly impede or materially delay the completion of the Merger; and

(d)
use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Party’s legal counsel to permit the completion of the Merger.

4.7 Covenants Related to Regulatory Approvals
With respect to obtaining all Regulatory Approvals required for the completion of the Merger, subject to the terms and conditions of this Agreement and until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, each Party, as applicable to that Party, covenants and agrees to:
(a)
use commercially reasonable efforts to prepare and make, as promptly as practicable, but in no event later than twenty (20) Business Days after the date hereof, all necessary registrations and filings with the appropriate Governmental Authorities (other than the filing of Form F-4, Purchaser Circular, and the Company Proxy Statement), including a notification with respect to the Merger pursuant to the HSR Act (if required), Section 721, and any notification required pursuant to any other applicable foreign antitrust or competition laws or regulations (indicating with each such notification and filing a request for early termination or acceleration of any applicable waiting period), supply all information requested by Governmental Authorities in connection with the HSR Act notification (if required), joint filing with CFIUS pursuant to Section 721 and any other applicable foreign antitrust or competition laws or regulations and will consider in good faith the views of the other party in responding to any such request;

(b)
as regards any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including those described in Section 4.7(a) above and responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding all required Regulatory Approvals:

(i)
provide the other Party with drafts thereof in advance;

(ii)
permit the other Party a reasonable opportunity to review in advance and comment thereon;

(iii)
agree to consider those comments in good faith; and

(iv)
provide the other Party with final copies thereof,

provided that any competitively sensitive information included therein may be provided on an “external counsel only” basis;
(c)
keep the other Party reasonably informed, on a timely basis, of the status of discussions relating to obtaining or concluding the required Regulatory Approvals sought by such Party;

(d)
supply the other Party with all information necessary to complete the preparation and submission of all necessary registrations and filings with the appropriate Governmental Authorities, including but not limited to, a notification with respect to the Merger pursuant to the HSR Act (if required) and a joint filing to CFIUS pursuant to Section 721;

(e)
for greater certainty, the Parties will submit a joint filing to CFIUS, and in connection therewith:

(i)
the Purchaser and the Company shall jointly, (i) as soon as practicable make the draft filing with CFIUS contemplated under 31 C.F.R. §800.401(f) with respect to the transactions contemplated hereby and engage in the pre-notice consultation process with CFIUS as soon as practicable after the date of this Agreement, and (ii) following such pre-notice consultation, as promptly as practicable following CFIUS notification that the draft filing meets all requirements of 31 C.F.R. §800.402 of the regulation and is, accordingly, complete, file with CFIUS a voluntary notice as contemplated by 31 C.F.R. §800.401(a).

(ii)
each of the Purchaser and the Company shall, to the extent permitted by applicable Law and not prohibited by the applicable Governmental Authority, and subject to all applicable privileges, including the attorney-client privilege, with respect to the filing described in Section 4.7(e)(i): (A) cooperate and coordinate with the other in the making of such filings (including providing copies, or portions thereof, of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith) and in connection with resolving any investigation or other inquiry of a Governmental Authority with respect to any such filing; (B) supply the other Party with any information that may be required in order to make such filings; (C) supply any additional information that reasonably may be required or requested by CFIUS; and (D) use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Party hereto in doing, all things necessary, proper or advisable to obtain the CFIUS Approval as soon as practicable;

(iii)
with respect to obtaining the CFIUS Approval, each of the Purchaser and the Company shall: (A) not extend or consent to any extension of any applicable waiting or review period, except upon the prior consent of the other Party; (B) promptly notify the other Party of written or oral communications of any nature from any Governmental Authority relating to the CFIUS Approval and provide the other Party with copies thereof, except to the extent of competitively or commercially sensitive information in respect of the CFIUS Approval, which competitively sensitive and/or commercially sensitive information will be provided only to the external legal counsel or external expert of the other Party and shall not be shared by such counsel or expert with any other Person; (C) respond as promptly as reasonably possible to any inquiries or requests received from a Governmental Authority in respect of the CFIUS Approval; (D) permit the other Party to review in advance any proposed written communications of any nature with a Governmental Authority in respect of the CFIUS Approval, and provide the other Party with final copies thereof except in respect of competitively or commercially sensitive information, which competitively and/or commercially sensitive information will be redacted from the draft written communications to be shared with the other Party and will be provided (on an unredacted basis) only to the external legal counsel or external expert of the other Party and shall not be shared by such counsel or expert with any other Person; and (E) not participate in any meeting or discussion (whether in person, by phone or otherwise) with a Governmental Authority in respect of the CFIUS Approval unless it consults with the other Party in advance and gives the other Party the reasonable opportunity to attend and participate thereat. Any such disclosures, rights to participate or provisions of information by one Party to the other may be made on a counsel-only basis to the extent required under applicable Law or as appropriate to protect confidential business information;

(iv)
in order to permit and cause the Effective Time to occur as soon as possible and prior to the Outside Date, each of the Purchaser and the Company shall use its commercially reasonable efforts to, or cause to be done, all commercially reasonable things necessary, proper or advisable to obtain the CFIUS Approval prior to the Outside Date; provided, however, that nothing in this Section 4.7(e)(iv) will require, or be construed to require the Purchaser to agree to (A) sell, hold, or divest, before or after the Effective Date, any assets, businesses or interests of the Purchaser, the Company or any of their respective affiliates, or (B) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests;

(f)
for greater certainty, notwithstanding anything contrary in this Section 4.7, in no event will Purchaser be obligated to propose or agree to accept any undertaking or condition, to enter into any consent or mitigation agreement, to make any divestiture, to accept any operational restriction, or take any other action with respect to obtaining approval under the HSR Act (if required) or to obtaining CFIUS Approval;

(g)
each of the Purchaser and the Company will share equally and pay the filing fees associated with obtaining any approvals required under the HSR Act (if required) and Section 721; and

4.8 Resignations of Board and Senior Management
(a)
Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to cause, all directors and officers of the Company and its subsidiaries to provide resignations as at the Effective Time on the Closing Date, which resignations shall become effective immediately following the acquisition by the Purchaser of all of the shares of Company Stock pursuant to the Merger.

(b)
The Purchaser agrees that it, its subsidiaries and any successor to the Company (including any Surviving Corporation) shall honour and comply with the terms of all of the severance payment obligations of the Company or its subsidiaries under the existing employment, consulting, change of control, and severance agreements of the Company or its subsidiaries properly disclosed to the Purchaser in Schedule 4.8(c) of the Company Disclosure Letter.

4.9 Indemnification and Insurance
(a)
The Parties agree that all rights to indemnification existing in favour of the present and former directors and officers of the Company or any of its subsidiaries (each such present or former director or officer of the Company or any of its subsidiaries being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”) as provided by contracts or agreements to which the Company is a party and in effect as of the date hereof, as listed in the Company Disclosure Letter, and copies of which are included in the Company Diligence Information, will:

(i)
survive, and continue in full force and effect following, the completion of the transaction contemplated by this Agreement; and

(ii)
shall not be modified by such completion,

and the Company and any successor to the Company (including any Surviving Corporation) shall continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six (6) years following the Closing Date, subject to the receipt by the successor to the Company (including any Surviving Corporation) of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Surviving Corporation will not be liable for any settlement effected without the Surviving Corporation’s prior written consent (which consent shall not be unreasonably withheld).

(b)
Prior to the Effective Time, notwithstanding any other provision hereof, the Company may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance providing coverage for a period of six (6) years from the Closing Date with respect to claims arising from or related to facts or events which occur on or prior to the Closing Date, provided that the total cost of such run-off directors’ and officers’ liability insurance shall not exceed 300% of the current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its subsidiaries, as disclosed to the Purchaser before the date of this Agreement.

4.10 Intentionally Omitted.
4.11 Control of Business
Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and each of its subsidiaries’ respective operations. Prior to the Effective Time, the Purchaser shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and each of its subsidiaries’ respective operations.
4.12 Tax Treatment of the Merger
For U.S. federal income tax purposes, the Parties intend that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, and this Agreement is intended to be, and is adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Treasury Regulations §§1.368-2(g) and 1.368-3(a).
Article 5
ADDITIONAL AGREEMENTS
5.1 Company Acquisition Proposals
(a)
Except permitted in this Article 5, from and after the date of this Agreement and until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 6.1, the Company and its subsidiaries shall not, directly or indirectly, and the Company shall not authorize or permit its Representatives to:

(i)
directly or indirectly, make, initiate, solicit or knowingly encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that knowingly facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, a Company Acquisition Proposal;

(ii)
enter into or otherwise engage or participate in any substantive discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person that is seeking to make, or has made (other than the Purchaser and its subsidiaries) a Company Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal; provided, however, that the Company or its Representatives may communicate with such person for the sole purpose of clarifying such Acquisition Proposal, advising such person that the terms of such Acquisition Proposal do not constitute or are not reasonably likely to result in a Company Superior Proposal or advising such person of the terms of this Section 5.1;

(iii)
make or propose publicly to make a Company Change of Recommendation; or

(iv)
accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.1(d)).

(b)
The Company and its Representatives will, and will cause its subsidiaries and their Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation,

encouragement, discussion or negotiations with any person (other than the Purchaser and its Representatives) with respect to any Company Acquisition Proposal or inquiry, proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal, and immediately discontinue access of any such person to any confidential information concerning the Company and its subsidiaries, including access to any data room, virtual or otherwise. In addition, the Company shall use its commercially reasonable efforts to cause any such person (and its agents and advisors) in possession of any confidential information concerning the Company and its subsidiaries that was furnished by or on behalf of the Company to return or destroy (and confirm destruction of) all such information.
(c)
With respect to any Company Acquisition Proposal received after the date hereof, or inquiry, proposal or offer that would reasonably be expected to lead to a Company Acquisition Proposal, the Company will:

(i)
promptly (and, in any event, within twenty-four (24) hours) notify the Purchaser, either in writing or orally (with subsequent written notice), of:

(A)
any Company Acquisition Proposal (whether or not in writing); and

(B)
any inquiry, proposal, offer or request (or any substantive amendment or supplement thereto), whether or not in writing, relating to a Company Acquisition Proposal or any request for discussions or negotiations or other communications relating to or that could reasonably be expected to lead to a Company Acquisition Proposal; and

(C)
any request in connection with, or that could reasonably be expected to result in, a Company Acquisition Proposal received by the Company or any of its subsidiaries or any of their Representatives for:

(I)
non-public information relating to the Company (or any of its subsidiaries); or

(II)
access to properties, books, records or the provision of a list of securityholders of the Company (or any of its subsidiaries) by any person;

(ii)
include in the written notification contemplated in Section 5.1(c)(i):

(A)
a copy of the Company Acquisition Proposal, inquiry, proposal, offer or request and any substantive amendments thereto;

(B)
a description of its material terms and conditions if the Company Acquisition Proposal, inquiry, proposal, offer or request is not written;

(C)
the identity of all persons making such Company Acquisition Proposal, inquiry, proposal, offer or request; and

(D)
a summary of all material related communications;

(iii)
promptly provide to the Purchaser such other information concerning such Company Acquisition Proposal, inquiry, proposal, offer or request as the Purchaser may reasonably request; and

(iv)
promptly inform the Purchaser of the status and material details (including all substantive amendments, changes or other modifications) of any such Company Acquisition Proposal, inquiry, proposal, offer or request.

(d)
Notwithstanding anything to the contrary contained in Section 5.1(a), if the Company receives a bona fide written Company Acquisition Proposal from any person after the date hereof and prior to the Company Meeting that did not result from a breach of this Section 5.1, and subject to the Company’s compliance with Section 5.1(c), the Company and its Representatives may contact such person to clarify the terms and conditions of such Company Acquisition Proposal so as to determine whether such Company Acquisition Proposal is, or could reasonably be expected to lead to, a Company Superior Proposal, furnish information with respect to it to such person pursuant to an Acceptable Confidentiality Agreement, allow such person to conduct a reasonable due diligence investigation of the Company and participate in discussions or negotiations regarding such Company Acquisition Proposal, if and only if:
(i)
prior to any such contacting, furnishing or participation described above, the Company Board determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Acquisition Proposal is or is reasonably likely to result in a Company Superior Proposal and that the failure to participate in discussions or negotiations with the person making such Company Acquisition Proposal or to provide them with such information would be reasonably likely to cause a breach of its fiduciary duties;

(ii)
the Company has been, and continues to be, in compliance in all material respects with its obligations under this Article 5; and

(iii)
prior to or concurrently with providing any such copies, access, or disclosure, the Company:

(A)
enters into and provides a copy of an Acceptable Confidentiality Agreement to the Purchaser promptly (and in any event within twenty-four (24) hours thereafter) upon its execution; and

(B)
contemporaneously provides to the Purchaser access to all information provided to such person to the extent not previously provided to the Purchaser.

(e)
If the Company receives a bona fide Company Acquisition Proposal that is a Company Superior Proposal from any person after the date hereof and prior to the Company Meeting, then the Company Board may, prior to the Company Meeting, make a Company Change of Recommendation relating to such Company Superior Proposal and/or approve or recommend such Company Superior Proposal and/or enter into an Acquisition Agreement with respect to such Company Superior Proposal if and only if:

(i)
the Company did not breach this Section 5.1 in any material respect in connection with the preparation or making of such Company Acquisition Proposal and the Company has been and continues to be in compliance in all material respect with this Section 5.1;

(ii)
the Company has given written notice to the Purchaser that it has received such Company Superior Proposal and that the Company Board has determined that:

(A)
such Company Acquisition Proposal constitutes a Company Superior Proposal; and

(B)
the Company Board intends to:

(I)
make a Company Change of Recommendation with respect to the Company Superior Proposal; and/or

(II)
enter into an Acquisition Agreement with respect to such Company Superior Proposal,

in each case, promptly following the making of such determination;
(iii)
the Company has provided the Purchaser with a copy of the proposed definitive Acquisition Agreement:

(iv)
a period of at least five (5) full Business Days (such period being the “Superior Proposal Notice Period”) has elapsed from the later of:

(A)
the date the Purchaser received the notice from the Company referred to in Section 5.1(c)(i); and

(B)
the date on which the Purchaser received the materials set out in Section 5.1(c)(ii);

(v)
during any Superior Proposal Notice Period, the Purchaser has been provided with the right to propose to amend the terms of this Agreement and the Merger in order for such Company Acquisition Proposal to cease to be a Company Superior Proposal;

(vi)
after the Superior Proposal Notice Period, the Company Board has determined, after consultation with its outside legal counsel and financial advisors, and otherwise in accordance with Section 5.1(f), and advised the Purchaser in writing that:

(A)
such Company Acquisition Proposal remains a Company Superior Proposal compared to the Merger as proposed to be amended by the Purchaser; and

(B)
the failure by the Company Board to recommend that the Company enter into the Acquisition Agreement with respect to such Company Superior Proposal would be reasonably likely to cause a breach of its fiduciary duties;

(vii)
the Company concurrently terminates this Agreement pursuant to Section 6.1(d)(v); and

(viii)
the Company has previously, or concurrently has, paid to the Purchaser the Company Termination Fee.

(f)
During the Superior Proposal Notice Period:

(i)
the Company Board will review promptly, diligently and in good faith any offer made by the Purchaser to amend the terms of this Agreement and the Merger in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal;

(ii)
if the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by the Purchaser, then the Company will:

(A)
forthwith so advise the Purchaser; and

(B)
promptly thereafter accept the offer by the Purchaser to amend the terms of this Agreement, and the Merger,

and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing; and
(iii)
if the Company Board:

(A)
continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal; and

(B)
therefore rejects the Purchaser’s offer to amend this Agreement and the Merger, if any,

then the Company may, subject to compliance with the other provisions hereof, terminate this Agreement, in accordance with Section 6.1(d)(v), and enter into an Acquisition Agreement in respect of such Superior Proposal.
(g)
Each successive modification of the financial terms or other material aspects of any Superior Proposal shall:

(i)
constitute a new Superior Proposal for the purposes of Section 5.1(g); and

(ii)
require a new two (2) full Business Day Superior Proposal Notice Period from the date on which the Purchaser received the notice from the Company referred to in Section 5.1(c)(i).

(h)
Unless otherwise directed by the Purchaser, the Company Board shall reaffirm its recommendation in favour of the Merger by news release promptly after:

(i)
the Company Board has determined that any Company Acquisition Proposal is not a Company Superior Proposal, if the Company Acquisition Proposal has been publicly announced or made; or

(ii)
the Company Board makes the determination referred to in Section 5.1(f) that a Company Acquisition Proposal that has been publicly announced or made and which previously constituted a Company Superior Proposal has ceased to be a Company Superior Proposal.

(i)
The Company and/or any of its subsidiaries will not become a party to any Contract with any person subsequent to the date hereof that limits or prohibits the Company from providing:

(i)
or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 5.1; or

(ii)
the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 5.1.

(j)
Nothing in this Agreement shall be deemed to prohibit the Company or the Company Board or any committee thereof, from (i) complying with its disclosure obligations under U.S. federal or state law with regard to a Company Acquisition Proposal or an Intervening Event, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the U.S. Exchange Act (or any similar communication to stockholders), or (ii) making any “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) promulgated under the U.S. Exchange Act (or any similar communications to the stockholders of the Company); provided, however, that (i) any such disclosure (other than (x) issuing a “stop, look and listen” statement in accordance with the Exchange Act pending disclosure of its position thereunder (or any similar communications to the stockholders of the Company) or (y) an express rejection of any Acquisition Proposal or a reaffirmation of the Company Recommendation) shall be deemed to be a Company Change of Recommendation, unless the Company Board expressly and publicly reaffirms the Company Recommendation within five (5) Business Days following any request by Purchaser for such reaffirmation, and (ii) the Company Board or any committee thereof shall not make or resolve to make a Company Change of Recommendation except in the circumstances contemplated in Section 5.1(f)(iii) or Section 5.1(l).

(k)
The Company shall ensure that its subsidiaries and each of the respective Representatives, directors and officers of the Company and its subsidiaries are aware of and instructed to comply with the provisions of this Section 5.1.

(l)
Notwithstanding anything to contrary in this Agreement, at any time prior to the Company Meeting, the Company Board (or a duly authorized committee thereof) may, in response to an Intervening Event, make a Company Change of Recommendation if the Company Board has determined in good faith, after consultation with its legal counsel, that failure to make a Company Change of Recommendation in response to such Intervening Event would reasonably be expected to cause a breach of its fiduciary duties and (i) the Company has provided to the Purchaser at least five (5) Business Days’ prior notice of its intent to take such action, which notice shall provide a reasonably detailed description of the Intervening Event (such notice being referred to herein as an “Intervening Event Notice”) (it being understood and agreed that any such Intervening Event Notice shall not in itself be deemed an Company Change of Recommendation); (ii) if requested to do so by the Purchaser, the Company has negotiated, and has caused its Representatives to negotiate, in good faith with the Purchaser during the five (5) Business Day period following the Purchaser’s receipt of the Intervening Event Notice (such period, an “Intervening Event Notice Period”), any changes or modifications to the terms of this Agreement that the Purchaser proposes to make; and (iii) at the end of such Intervening Event Notice Period, the Company Board (or a duly authorized committee thereof) shall have determined in good faith, after consultation with its legal counsel and taking into account any changes or modifications to the terms of this Agreement proposed by the Purchaser to the Company in a written, binding and irrevocable offer, that failure to make a Company Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law.

5.2 Company Termination Fee
(a)
“Company Termination Fee Event” means any of the following events:

(i)
this Agreement shall have been terminated by the Company or the Purchaser pursuant to Section 6.1(b)(i) [Occurrence of Outside Date], Section 6.1(b)(ii) [Merger Resolution Not Approved by Company Common Stockholders] or Section 6.1(c)(iii) [Company General Breach], and:

(A)
prior to such termination, either:

(I)
a Company Acquisition Proposal is made, publicly announced or otherwise publicly disclosed by any person (other than the Purchaser or any of its affiliates) and was not withdrawn before the Company Meeting; or

(II)
any person (other than the Purchaser or any of its affiliates) shall have publicly announced and not withdrawn an intention to make a Company Acquisition Proposal;

and
(B)
within 365 days following the date of such termination:

(I)
a Company Acquisition Proposal is consummated with any person; or

(II)
the Company or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of a Company Acquisition Proposal with any person and such Acquisition Proposal is subsequently consummated at any time thereafter, provided, however, that for the purposes of this Section 5.2(a)(i) all references to “20% or more” in the definition of Acquisition Proposal shall be changed to “50% or more”;
(ii)
this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(i) [Company Change of Recommendation] or Section 6.1(c)(ii)(B) [Company Breach of No-Shop or Related Matters]; or

(iii)
this Agreement shall have been terminated by the Company pursuant to Section 6.1(d)(v) [Company Superior Proposal].

(b)
In the case of the occurrence of a Company Termination Fee Event referred to in:

(i)
Section 5.2(a)(i), on or prior to the earlier of:

(A)
completion of; or

(B)
entry into,

an Acquisition Agreement in respect of the applicable Company Acquisition Proposal;
(ii)
Section 5.2(a)(ii) within one (1) Business Day following termination of this Agreement; or

(iii)
Section 5.2(a)(iii), prior to or concurrent with termination of this Agreement,

the Company shall pay to the Purchaser a termination fee of  $4.0 million (the “Company Termination Fee”) by wire transfer in immediately available funds to an account specified by the Purchaser.
(c)
Each Party acknowledges that all of the payment amounts set out in this Section 5.2 are payments in consideration for the disposition of the Purchaser’s rights under this Agreement and represent liquidated damages which are a genuine pre-estimate of the damages which the Purchaser will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties and the Company irrevocably waives any right that it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(d)
The Parties agree that in the event that the Company Termination Fee becomes payable and is paid by the Company pursuant to this Section 5.2, the Company Termination Fee shall be the Purchaser’s and Acquireco’s sole and exclusive remedy for monetary damages under this Agreement, provided, however, that:

(i)
nothing contained in this Section 5.2, and no payment of any such amount, shall relieve or have the effect of relieving the Company in any way from liability for damages incurred or suffered by the Purchaser as a result of an intentional or wilful breach of this Agreement, including the intentional or wilful misconduct in connection with this Agreement;

(ii)
nothing contained in this Section 5.2 shall preclude the Purchaser from seeking:

(A)
injunctive relief in accordance with Section 8.18 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement; or

(B)
specific performance of any of the acts, covenants or agreements set forth in this Agreement or the Confidentiality Agreement, without the necessity of posting a bond or security in connection therewith; and

(iii)
nothing contained in this Section 5.2 shall modify the Company’s obligation to pay the Purchaser for its reasonable, documented, out-of-pocket expenses incurred in connection with the Transaction in accordance with Section 5.5.

5.3 Reserved.
5.4 Other Expenses
Each Party will pay:
(a)
its respective legal and accounting costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement; and

(b)
any other costs, fees and expenses whatsoever and howsoever incurred;

and will indemnify and save harmless the other Party from and against any claim for any broker’s, finder’s or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder, provided, however, that Purchaser and the Company shall be equally responsible for all filing fees incurred in connection with the HSR Act, Section 721 or any other Antitrust Laws in connection with the consummation of the transactions contemplated by this Agreement (if applicable); and provided further, (i) in the event the Company terminates this Agreement pursuant to Section 6.1(b)(iv), the Purchaser shall promptly pay to the Company the amount of the Company’s reasonable, documented, out-of-pocket fees and expenses incurred in furtherance of the Transaction, subject to a maximum of  $600,000, and (ii) in the event the Purchaser terminates this Agreement pursuant to Section 6.1(b)(ii) or Section 6.1(b)(iii), the Company shall promptly pay to the Purchaser the amount of the Purchaser’s reasonable, documented, out-of-pocket fees and expenses incurred in furtherance of the Transaction, subject to a maximum of  $600,000, (which amount shall be creditable against any Company Termination Fee payable pursuant to Section 5.2(a)(i)).
Article 6
TERMINATION
6.1 Termination
(a)
Termination by Mutual Consent.   This Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Company and the Purchaser.

(b)
Termination by Either the Company or the Purchaser.   This Agreement may be terminated by either the Company or the Purchaser at any time prior to the Effective Time, if:

(i)
the Effective Time does not occur on or before the Outside Date, provided that the right to terminate this Agreement under this Section 6.1(b)(i) shall not be available to any Party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under this Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;
(ii)
the Company Meeting is held and the Merger Resolution is not approved by the Company Common Stockholders in accordance with applicable Laws;

(iii)
the Company Meeting is held and the Merger Resolution is not approved by the Company Preferred Stockholders in accordance with applicable Laws; or

(iv)
the Purchaser Meeting is held and the Purchaser Meeting Resolution is not approved by the Purchaser Shareholders in accordance with applicable Laws;

(v)
any Law is enacted, made, enforced or amended, as applicable, that makes the completion of the Merger or the transactions contemplated by this Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable, provided that the right to terminate this Agreement under this Section 6.1(b)(iv) shall not be available to any Party unless such Party has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Merger.

(c)
Termination by the Purchaser.   This Agreement may be terminated by the Purchaser at any time prior to the Effective Time if:

(i)
the Company Board or any committee thereof:

(A)
fails to publicly make the Company Recommendation in the Company Proxy Statement;

(B)
withdraws, modifies, qualifies or changes, in a manner adverse to the Purchaser, the Company Recommendation;

(C)
fails to reaffirm the Company Recommendation as contemplated by Section 5.1(h);

(D)
accepts, approves, endorses or recommends any Company Acquisition Proposal; or

(E)
publicly proposes or announces its intention to do any of the foregoing (each of the foregoing a “Company Change of Recommendation”);

(ii)
the Company:

(A)
enters into an Acquisition Agreement in respect of any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by Section 5.1(d)); or

(B)
breaches any of its material obligations or material covenants set forth in Section 5.1;

(iii)
subject to compliance with Section 6.3, the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied by the Outside Date, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Purchaser is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied; or

(iv)
a Company Material Adverse Effect has occurred and is continuing.

(d)
Termination by the Company.   This Agreement may be terminated by the Company at any time prior to the Effective Time if:

(i)
[omitted];

(ii)
[omitted];

(iii)
subject to compliance with Section 6.3, if the Purchaser breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied.
(iv)
a Purchaser Material Adverse Effect has occurred and is continuing; or

(v)
at any time prior to the approval of the Merger Resolution, if the Company Board approves and authorizes the Company to enter into a definitive agreement providing for the implementation of a Company Superior Proposal in accordance with Section 5.1(f), subject to the Company:

(A)
complying with the terms of Section 5.1; and

(B)
paying the Company Termination Fee.

6.2 Void upon Termination
(a)
If this Agreement is terminated pursuant to Section 6.1, then:

(i)
this Agreement shall become void and of no force and effect; and

(ii)
no Party will have any liability or further obligation to the other Party hereunder,

except that the provisions of this Section 6.2, Section 5.2, Section 5.4 and Article 8 (other than Section 8.6 and Section 8.11) shall survive any termination hereof pursuant to Section 6.1.
(b)
Neither:

(i)
the termination of this Agreement; nor

(ii)
anything contained in Section 5.2 or this Section 6.2,

will relieve any Party from any liability for any intentional or wilful breach by it of this Agreement, including any intentional or wilful making of a misrepresentation in this Agreement.
(c)
Notwithstanding anything to the contrary contained in this Agreement, the Confidentiality Agreement shall survive any termination hereof pursuant to Section 6.1.

6.3 Notice and Cure Provisions
(a)
If any Party determines, at any time prior to the Effective Time, that it intends to refuse to complete the transactions contemplated hereby because of any unfilled or unperformed condition contained in this Agreement, then such Party will so notify the other Party forthwith upon making such determination in order that the other Party will have the right and opportunity to take such steps, at its own expense, as may be necessary for the purpose of fulfilling or performing such condition within a reasonable period of time, but in no event later than the Outside Date.

(b)
Neither the Company nor the Purchaser may:

(i)
elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Article 7 hereof; or

(ii)
exercise any termination right arising therefrom,

and no payments will be payable as a result of such election pursuant to Article 7 unless forthwith, and in any event prior to the Effective Time, the Party intending to rely thereon has given a written notice to the other Party.
(c)
The notice required pursuant to Section 6.3(b) must specify, in reasonable detail all breaches of:

(i)
covenants;

(ii)
representations and warranties; or

(iii)
other matters,

which the Party giving such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent or the exercise of the termination right, as the case may be.
(d)
If any notice required pursuant to Section 6.3(b) is duly given, then provided that the other Party is proceeding diligently to cure such matter, if such matter is susceptible to being cured, the Party giving such notice may not terminate this Agreement as a result thereof until the earlier of the:

(i)
Outside Date; and

(ii)
date of expiration of a period of 15 Business Days from such notice.

(e)
If notice required pursuant to Section 6.3(b) is duly given prior to the date of the Company Meeting or the Purchaser Meeting, then such meeting, unless the Parties otherwise agree, will be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein).

ARTICLE 7
CONDITIONS PRECEDENT
7.1 Mutual Conditions Precedent
The respective obligations of the Parties to complete the Merger are subject to the satisfaction, or mutual waiver by the Parties, on or before the Closing Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the Purchaser and the Company at any time:
(a)
the Merger Resolution has been approved by the Company Common Stockholders and Company Preferred Stockholders at the Company Meeting, in accordance with the applicable Laws;

(b)
the Purchaser Meeting Resolution has been approved by the Purchaser Stockholders at the Purchaser Meeting, in accordance with the applicable Laws;

(c)
all necessary filings pursuant to the HSR Act (if required) shall have been made and all applicable waiting periods thereunder shall have expired or been terminated, and CFIUS Approval shall have been obtained;

(d)
the Form F-4 shall have become effective under the U.S. Securities Act and shall not be the subject of any stop order;

(e)
the Purchaser Shares issuable as Common Stock Consideration and the Purchaser Shares issuable upon conversion of the Purchaser Preferred Shares issuable as Preferred Stock Consideration pursuant to this Agreement shall have been (i) conditionally approved for listing and posting for trading on the TSX and (ii) approved for listing and posting for trading on the NYSE American, subject only to satisfaction of the standard listing conditions, including notice of issuance;

(f)
there shall be in effect no Law or Order (whether temporary, preliminary or permanent) that has the effect of prohibiting the consummation of the Merger, and no litigation instituted by any Governmental Authority seeking to prohibit the consummation of the Merger shall be pending, and

(g)
no:

(i)
Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or

(ii)
proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent),

that makes the Merger illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Merger.

7.2 Additional Conditions Precedent to the Obligations of the Company
The obligation of the Company to complete the Merger will be subject to the satisfaction, or waiver by the Company, on or before the Closing Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Company may have:
(a)
the Purchaser and Acquireco shall have complied in all material respects with their obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Closing;

(b)
(i) the representations and warranties of the Purchaser and Acquireco in Section 3.2 and Schedule F, other than the representations and warranties in Sections 1.1, 1.2, 1.3, 1.12 and 1.13 of Schedule F, shall be true and correct (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein) at and as of Closing Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date) except for breaches of representations and warranties which have not and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect; (ii) the representations and warranties in Section 1.1, 1.3, 1.12 and 1.13 of Schedule F shall be true and correct in all respects at and as of the Closing Date as if made on and as of such date (not disregarding for this purpose any materiality or Purchaser Material Adverse Effect qualifications contained therein, and except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date), and (iii) the representations and warranties in Section 1.2 (Capital Structure) of Schedule F shall be true and correct in all material respects at and as of the Closing Date as if made on and as of such date (not disregarding for this purpose any materiality or Purchaser Material Adverse Effect qualifications contained therein, and except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date);

(c)
the Purchaser has complied with its obligations under Section 2.14 and the Depositary shall have confirmed receipt of the Merger Consideration;

(d)
the Company shall have received a certificate of the Purchaser and Acquireco:

(i)
signed by a senior officer of each company; and

(ii)
dated the Closing Date,

certifying that the conditions set out in Section 7.2(a) and Section 7.2(b) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;
(e)
the Company shall have received a certificate of each of the Purchaser and Acquireco:

(i)
signed by a senior officer of the applicable company; and

(ii)
dated the Closing Date,

and
certifying that appended thereto are:

(iii)
true and complete copies of the Charter Documents of the applicable company, including their respective notice of articles, articles, articles of incorporation, bylaws or equivalent,

(iv)
certificates of good standing (or equivalent) issued by the relevant corporate registry or secretary of state confirming the existence and good standing of the applicable company as of a date no earlier than two Business Days prior to the Closing Date,

(v)
certified copies of resolutions of the Board of Directors of the applicable company approving the entering into of the Agreement and the consummation of the transactions contemplated hereby, and

(vi)
a certificate of incumbency of the applicable company;

(f)
there has not occurred, prior to the Effective Time:

(i)
a Purchaser Material Adverse Effect; or

(ii)
any event, occurrence, circumstance or development that would reasonably be expected to have a Purchaser Material Adverse Effect; and

(g)
an individual designated by the Company (and reasonably acceptable to the Purchaser Board), will have been appointed to the Purchaser Board to be effective immediately after the Effective Time.

7.3 Additional Conditions Precedent to the Obligations of the Purchaser
The obligations of the Purchaser and Acquireco to complete the Merger will be subject to the satisfaction, or waiver by the Purchaser, on or before the Closing Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser and which may be waived by the Purchaser at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Purchaser may have:
(a)
the Company shall have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Closing;

(b)
(i) the representations and warranties of the Company in Section 3.1 and Schedule E, other than the representations and warranties in Sections 1.1(a), 1.1(b), 1.1(d), 1.2 and 1.3 and 1.27 of Schedule E, shall be true and correct (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) at and as of Closing Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date) except for breaches of representations and warranties which have not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties in Section 1.1(a), 1.1(b), 1.1(d), 1.3 and 1.27 of Schedule E shall be true and correct in all respects at and as of the Closing Date as if made on and as of such date (not disregarding for this purpose any materiality or Company Material Adverse Effect qualifications contained therein, and except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date), and (iii) the representations and warranties in Section 1.2 (Capital Structure) of Schedule E shall be true and correct in all material respects at and as of the Closing Date as if made on and as of such date (not disregarding for this purpose any materiality or Company Material Adverse Effect qualifications contained therein, and except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date);

(c)
each of the Company Significant Shareholders will have entered into a Support Agreement with the Purchaser, none of such Company Significant Shareholder Support Agreements will have been terminated and none of the Company Significant Shareholders will have breached, in any material respect, any of the representations, warranties and covenants thereof;

(d)
each of the Directors and Named Executive Officers of the Company will have entered into a Company Support Agreement with the Purchaser, none of such Company Support Agreements will have been terminated and none of the Directors and Named Executive Officers of the Company will have breached, in any material respect, any of the representations, warranties and covenants thereof;

(e)
the Company Common Stock remains “regularly traded” on an established securities market within the meaning of Section 897 of the Code and Treasury Regulation Section 1.897-9T(d);

(f)
the Purchaser shall have received a certificate of the Company:

(i)
signed by a senior officer of the Company; and

(ii)
dated the Closing Date,

certifying that the conditions set out in Section 7.3(a) and Section 7.3(b) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;
(g)
the Purchaser shall have received a certificate of the Company:

(i)
signed by a senior officer of the Company; and

(ii)
dated the Closing Date,

and certifying that appended thereto are:
(iii)
true and complete copies of the Charter Documents of each of the Company and its subsidiaries, including their respective notice of articles, articles, articles of incorporation, bylaws or equivalent,

(iv)
certificates of good standing (or equivalent) issued by the relevant corporate registry or secretary of state confirming the existence and good standing of each of the Company and its subsidiaries as of a date no earlier than two Business Days prior to the Closing Date,

(v)
certified copies of resolutions of the Board of Directors approving the entering into of the Agreement and the consummation of the transactions contemplated hereby, and

(vi)
a certificate of incumbency of the Company;

(h)
payments to the Company Board Financial Advisor shall have been made by the Company in accordance with the terms of the engagement letters disclosed to the Purchaser in the Data Room Information and the Company shall have provided evidence of payment in such amounts as set forth in the engagement letters and no greater amount has been paid or is owed to the Company Board Financial Advisor; and

(i)
there has not occurred, prior to the Effective Time:

(i)
a Company Material Adverse Effect; or

(ii)
any event, occurrence, circumstance or development that would reasonably be expected to have a Company Material Adverse Effect.

ARTICLE 8
GENERAL
8.1 Notices
Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic means of communication addressed to the recipient as follows:
(a)
if to the Purchaser or Acquireco as follows:

Americas Silver Corporation
145 King Street West Suite 2870
Toronto, ON M5H 1J8
Attention:
Darren Blasutti

Facsimile No.:
1 (866) 401-3069

E-mail:
dblasutti@americassilvercorp.com

with a copy (which will not constitute notice) to:
Blake, Cassels & Graydon LLP
199 Bay Street West Suite 4000
Toronto, ON M5L 1A9

Attention:
Michael Hickey

Facsimile No.:
(416) 863-2653

E-mail:
michael.hickey@blakes.com

and a copy (which will not constitute notice) to:

Troutman Sanders LLP
401 9th Street, N. W. Suite 1000
Washington, D.C. 20004
Attention:
Thomas M. Rose

Facsimile No.:
(757) 687-1529

E-mail:
thomas.rose@troutman.com

if to the Company:

Pershing Gold Corporation
1658 Cole Blvd., Bldg 6
Suite 210
Lakewood, CO 80401
Attention:
Stephen Alfers

Facsimile No.:
(720) 974-7249

E-mail:
salfers@pershinggold.com

with a copy (which will not constitute notice) to:

Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Attention:
Brian Boonstra

Facsimile No.:
303 893 1379

E-mail:
brian.boonstra@dgslaw.com

or to such other persons, addresses or facsimile numbers as may be designated in writing by the person entitled to receive such communication as provided above.
8.2 Notices deemed given
Any demand, notice or other communication given pursuant to Section 8.1 will be taken to be duly given, in the case of delivery by:
(a)
hand, when delivered;

(b)
facsimile, on receipt by the sender of a transmission control report from the despatching machine showing the:

(i)
relevant number of pages;

(ii)
correct destination fax machine number or name of the recipient; and

(iii)
the transmission has been made without error;

and
(c)
email, on receipt by the sender of an email message from the recipient, specifically acknowledging receipt, such acknowledgement being in a form that is not automatically generated,

but if the result is that a demand, notice or other communication would be taken to be given or made on a day that is not a Business Day or the demand, notice or other communication is delivered later than 4:00 pm (local time of the recipient), then it will be taken to have been duly given or made at the commencement of business on the next Business Day.

8.3 Assignment
Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.
8.4 Benefit of Agreement
This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.
8.5 Third Party Beneficiaries
(a)
Except as provided in Section 4.9(a), which, without limiting its terms, is intended as stipulations for the benefit of the Indemnified Parties, the Parties intend that:

(i)
this Agreement will not benefit or create any right or cause of action in favour of any person, other than the Parties; and

(ii)
no person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(b)
Despite the foregoing, the Parties acknowledge to each of the Indemnified Parties their direct rights against the applicable Party under Section 4.9(a), which are intended for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her legal representatives, and for such purpose, the Company confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf.

8.6 Time of Essence
Time is of the essence of this Agreement.
8.7 Public Announcements
(a)
Except as described in this Agreement, no Party shall issue any news release or otherwise make written public statements with respect to the Merger or this Agreement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)
Neither the Party shall make any filing with any Governmental Authority with respect to the Merger or the transactions contemplated hereby without prior consultation with the other, provided, however, that:

(i)
the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing required under applicable Laws; and

(ii)
the Party making the disclosure shall use commercially reasonable efforts to:

(A)
give prior oral or written notice to the other Party; and

(B)
reasonable opportunity for the other Party to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing),

and if such prior notice is not possible, to give notice immediately following the making of any such disclosure or filing.
(c)
Except as otherwise required by Section 5.1, the Company shall have no obligation to obtain the consent of or consult with the Purchaser prior to any news release, public statement, disclosure or filing by the Company with regard to an Acquisition Proposal or a Company Change of Recommendation.

(d)
The Parties acknowledge that this Agreement may be filed under such Party’s profile on SEDAR and on EDGAR without any further notice to any of them.

8.8 Anti-Takeover Statutes
Assuming the accuracy of the representations and warranties of the Purchaser and Acquireco set forth in Section 1.12 of Schedule F: (a) the Company Board has taken all action necessary to render inapplicable NRS 78.378 – 78.3793 and NRS 78.438 – 78.444 as they relate to the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement, the Company Support Agreement and Company Significant Shareholder Support Agreement, and (b) no other “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Purchaser, the Acquireco, the Company, the Merger, or any other transaction contemplated by this Agreement.
8.9 Section 16 Matters
Prior to the Effective Time, the Company, the Purchaser, and Acquireco shall each take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the U.S. Exchange Act any dispositions of shares of Company Common Stock or Company Preferred Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the U.S. Exchange Act with respect to the Company immediately prior to the Effective Time.
8.10 Governing Law; Attornment
(a)
This Agreement shall be governed by and construed in accordance with, including as to validity, interpretation and effect, the internal Laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Nevada.

(b)
Each of the Parties hereby:

(i)
irrevocably agrees that any Legal Action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the courts of the State of Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the relevant federal court;

(ii)
agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.1 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof;

(iii)
irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforementioned courts;

(iv)
irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (X) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.10; (Y) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (Z) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
8.11 Entire Agreement
(a)
This Agreement constitutes, together with the Confidentiality Agreement and the Loan Agreement, the entire agreement between the Parties with respect to the subject matter thereof.

(b)
There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement, the Confidentiality Agreement and the Loan Agreement.

8.12 Amendment
This Agreement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended or supplemented in any and all respects, by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Company Stockholders, and any such amendment may, without limitation:
(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

(c)
waive compliance with or modify any of the:

(i)
conditions precedent referred to in Article 7; or

(ii)
any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties,

provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Company Stockholders under the Merger without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Merger as may be required by the Court.
8.13 Waiver and Modifications
(a)
At any time prior to the Effective Time, any Party may:

(i)
waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto;

(ii)
extend the time for the performance of any of the obligations or acts of the other Parties;

(iii)
unless prohibited by applicable Law, waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto; or

(iv)
unless prohibited by applicable Law, waive the fulfillment of any condition to its own obligations contained herein.

(b)
No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless:

(i)
made in writing; and

(ii)
signed by the Party or Parties purporting to give the same,

and, unless otherwise provided, will be limited to the specific breach or condition waived.
(c)
The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise.

(d)
No single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled.

(e)
No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

8.14 Severability
If any term or provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, that term or provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any material manner or would prevent or significantly impede or materially delay the completion of the Merger.
8.15 Mutual Interest
Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, all Parties confirm that:
(a)
they and their respective counsel have reviewed and negotiated this Agreement;

(b)
the Parties have adopted this Agreement as the joint agreement and understanding of the Parties;

(c)
the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent;

(d)
the Parties waive the application of any Laws or rules of construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document; and

(e)
no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.

8.16 Further Assurances
Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Closing Date reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.
At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Acquireco, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Acquireco, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
8.17 Remedies
Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

8.18 Injunctive Relief
Subject to Section 5.2(d), the Parties agree that irreparable harm would occur if any of the provisions of this Agreement:
(a)
are not performed in accordance with their specific terms; or

(b)
are otherwise breached,

for which money damages would not be an adequate remedy at law and accordingly agree that, in addition to any other remedy to which a Party may be entitled at law or in equity, a Party will be entitled to seek an injunction or injunctions and other equitable relief to prevent breaches of this Agreement and the Parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.
8.19 No Personal Liability
(a)
No director, officer or employee of the Purchaser will have any personal liability to the Company under this Agreement or any other document delivered in connection with this Agreement or the Merger on behalf of the Purchaser.

(b)
No director, officer or employee of the Company will have any personal liability to the Purchaser under this Agreement or any other document delivered in connection with this Agreement or the Merger on behalf of the Company.

8.20 Waiver of Jury Trial
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.20.
8.21 Counterparts
This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other Parties.
[Remainder of page has been left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
AMERICAS SILVER CORPORATION
By: /s/ Darren Blasutti Name: Darren Blasutti Title: President and CEO
R MERGER SUB, INC.
By: /s/ Darren Blasutti Name: Darren Blasutti Title: Director
[Signature page to Agreement and Plan of Merger]

PERSHING GOLD CORPORATION
By: /s/ Stephen D. Alfers Name: Stephen D. Alfers Title: President and CEO
[Signature page to Agreement and Plan of Merger]

SCHEDULE A
ARTICLES OF INCORPORATION
A-A-1

040105

Filed in the office of	Document Number
Barbara K. Cegavske	20180422206-17
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 09/26/2018 4:33 PM
	Entity Number: E0453592018-0

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	R MERGER SUB, INC.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: REW R GOODENOW (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity: Street Address: ___ City: ___ Nevada Zip Code: ___ Mailing Address (if different from street address): ___ City: ___ Nevada Zip Code: ___
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: ___ Par value per share: $ ___ Number of shares without par value: 2500
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) DARREN BLASUTTI (Name) 145 KING ST. WEST, SUITE 2870 (Street Address), TORONTO ONTARIO, CAN (City), State: ___, M5H 1J8 (Zip Code) 2) WARREN VARGA (Name) 145 KING ST. WEST, SUITE 2870 (Street Address), TORONTO ONTARIO, CAN (City), State: ___, M5H 1J8 (Zip Code)
5. Purpose: (optional; required only if Benefit Corporation status selected)	*The purpose of the corporation shall be:* ANY LEGAL PURPOSE **6. Benefit Corporation:** (see instructions) [ ] Yes
7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. REW GOODENOW (Name) X REW GOODENOW (Incorporator Signature) 50 W. LIBERTY ST., SUITE 750 (Address), RENO (City), NV (State), 89501 (Zip Code)
8. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X REW R GOODENOW (Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity) 9/26/2018 (Date)

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Filed in the office of Document Number 20180422206-17 Barbara K. Cegavske Secretary of State Filing Date and Time 09/26/2018 4:33 PM State of Nevada Entity Number E0453592018-0 Articles of Incorporation (PURSUANT TO NRS CHAPTER 78) (This document was filed electronically.) USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Corporation: R MERGER SUB, INC. 2. Registered Agent for Service Commercial Registered Agent: REW R GOODENOW of Process’ Name only (check Noncommercial Registered Agent OR Office or Position with Entity only one box) (name and address below) OR (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Nevada Street Address City Zip Code Nevada Mailing Address (if different from street address) City Zip Code 3. Authorized Number of Stock: (number of Number of shares shares corporation is shares with Par value without authorized to issue) par value: per share: $par value: 2500 4. Names and 1) DARREN BLASUTTI Addresses of the Name Board of 145 KING ST. WEST SUITE 2870 TORONTO ONTARIO, CAN M5H 1J8 Directors/Trustees: Street Address (each Director/Trustee Street Address State Zip Code (each Director/Trustee must be a natural person 2) WARREN VARGA at least 10 years of age: Name attach additional page it more than two 145 KING ST. WEST, SUITE 2870 TORONTO ONTARIO, CAN M5H 1J8 directors/trustees) Street Address City State Zip Code 5. Purpose: (optional; The purpose of the corporation shall be: 6. Benefit Corporation: required only if Benefit:ANY LEGAL PURPOSE (see instructions) .—. Corporation status Yes selected) — I declare, to the beet of my knowledge under penalty of perjury, that the Information contained herein is correct and acknowledge 7. Name, Address that pursuant to NRS 259.330, It is a category C felony to knowingly offer any false or forged lnstrument for filing in the Office of and Signature of the secretary or state. Incorporator: (attach REW GOODENOW REW GOODENOW additional page if more Incorporator Signature 50 W. LIBERTY ST., SUITE 750 REN0 NV 89501 Address City State Zip Code 8. Certificate of/hereby accept appointment as Registered Agent for the above named Entity. Acceptance of Appointment of REW R GOODENOW Registered Agent: 9/26/2018 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date Nevada Secretary of State NRS 76 Articles This form must be accompanied by appropriate fees. Revised: 1-5-15

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78) (This document was filed electronically.) Articles of Incorporation CONTINUED Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators ENTITY NAME: R MERGER SUB, INC. FOREIGN NAME NOT APPLICABLE TRANSLATION: PURPOSE: ANY LEGAL PURPOSE REGISTERED AGENT REW R GOODENOW NAME: STREET ADDRESS: NOT APPLICABLE MAILING ADDRESS: NOT APPLICABLE ADDITIONAL DIRECTORS/TRUSTEES PETER MCRAE 145 KING ST. WEST, SUITE 2870 TORONTO ONTARIO, CAN, CA M5H IJ8 PAGE 2

SECRETARY OF STATE STATE OF NEVADA Sa CORPORATE CHARTER I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that R MERGER SUB, INC., did on September 26, 2018, file in this office the original Articles of Incorporation; that said Articles of Incorporation is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 26, 2018. Barbara K. Cegavske Certified By: Electronic Filing Certificate Number: C20180926-2115 Secretary of State

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: entity number R MERGER SUB, INC. E0453592018-0 USE BLACK INK ONLY - DO NOT HIGHLIGHT *100103* **YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov** Filed in the office of Document Number Return one file stamped copy. (If filing not accompanied by order instructions, file 20180422207-28 stamped copy will be sent to registered agent.) Barbara K. Cegavske IMPORTANT: Read instructions before completing and returning this form. Secretary of State 09/26/2018 4:33 PM 1. Print or type names and addresses, either residence or business, lor all officers and directors. A Stale of Nevada Entity Number President. Secretary. Treasurer, or equivalent of and all Directors must be named. There must be al E0453592018-0 least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form. 3. Return the completed form with the filing fee. Annual list fee is based upon the current total (This document was filed electronically.) authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 ABOVE SPACE IS FOR OFFICE USE ONLY penalty must be added for failure to file this form by the deadline. An annual list received more than SO days before its due date shall be deemed an amended list for the previous year. 4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, £100.00 must be added for failure to the form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of  $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to: Secretary of State. 202 North Carson Street, Carson City. Nevada 89701 -4201. (775) 684-5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark dale is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing. CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW Pursuant to NRS Chapter 76. this entity is exempt from the business license lee. Exemption code: NRS 76,020 Exemption Codes NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to 001 - Governmental Entity attach the Declaration of Eligibility form will result in rejection, which could result in late fees. 006 - NRS 680B.020 Insurance Co This corporation is a publicly traded corporation. The Central Index Key number is: This publicly traded corporation is not required to have a Central Index Key number. NAME TITLE(S) DARREN BLASUTT1 PRESIDENT (OR EQUIVALENT OF) ADDRESS CITY STATE ZIP CODE 145 KING ST. WEST, SUITE 2870. CAN TORONTO ONTARIO M5H 1J8 NAME TITLE(S) PETER MCRAE SECRETARY (OR EQUIVALENT OF) ADDRESS CITY STATE ZIP CODE 145 KING ST. WEST, SUITE 2870. CAN TORONTO ONTARIO M5H 1J8 NAME TITLE(S) WARREN VARGA TREASURER (OR EQUIVALENT OF) ADDRESS CITY STATE ZIP CODE 145 KING ST. WEST, SUITE 2870. CAN TORONTO ONTARIO M5H 1J8 NAME TITLE (S) DARREN BLASUTTI DIRECTOR ADDRESS CITY STATE ZIP CODE 145 KING ST. WEST, SUITE 2870. CAN TORONTO ONTARIO M5H 1J8 None of the officers or directors Identified In the list of officers has been identified with the fraudulent Intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein Is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any faise or forged Instrument tor filing in the Office of the Secretary of State. Title Date X REW R GOODENOW ORGANIZER 9/26/2018 4:33:14 PM Signature of Officer or Nevada Secretary of State List Profit Other Authorized Signature Form: 100103 Revised: 7-1-17

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF: ENTITY NUMBER R MERGER SUB, INC. E0453592018-0 NAME PETER MCRAE ADDRESS 145 KING ST. WEST, SUITE 2870, CAN TITLE(S) DIRECTOR CITY TORONTO ONTARIO STATE ZIP CODE M5H 1J8 NAME WARREN VARGA ADDRESS 145 KING ST. WEST, SUITE 2870, CAN TITLE(S) DIRECTOR CITY TORONTO ONTARIO STATE ZIP CODE M5H 1J8 NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE(S) ADDRESS city STATE ZIP CODE NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE(S) ADDRESS CITY STATE ZIP CODE NAME TITLE (S) ADDRESS CITY STATE ZIP CODE Nevada Secretary of State List Profit AP Revised: 3-28-14

SECRETARY OF STATE NEVADA STATE BUSINESS LICENSE R MERGER SUB, INC. Nevada Business Identification # NV20181694680 Expiration Date: September 30, 2019 In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business Li cense for business activities conducted within the State of Nevada. Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 26, 2018 Barbara K. Cegavske Secretary of State You may verify this license at www.nvsos.gov under the Nevada Business Search. License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

STATE OF NEVADA BARBARA K. CEGAVSKE Secretary of State KIMBERLEY PERONDI Deputy Secretary for Commercial Recordings Commercial Recordings Division 202 N. Carson Street Carson City, NV89701-4201 Telephone (775) 684-5708 Fax (775) 684-7138 OFFICE OF THE SECRETARY OF STATE REW GOODENOW PARSONS BEHLE & LATIMER 50 W. LIBERTY ST., SUITE 750 RENO, NV 89501 Job:C20180926-2115 September 26, 2018 Special Handling Instructions: Charges Description Document Number Filing Date/Time Qty Price Amount Articles of lncorporation 20180422206-17 9/26/2018 4:33:14 PM 1 $75.00 $75.00 Initial List 20180422207-28 9/26/2018 4:33:16 PM 1 $150.00 $150.00 Business License 9/2018- 20180422207-28 9/26/2018 4:33:16 PM 1 $500.00 $500.00 9/2019 Total $725.00 Payments Type Description Amount Credit 09387G 80047926636591303087 $725.00 Total $725.00 Credit Balance: $0.00 Job Contents: Corp Charter 1 File Stamped Copies 2 Business License 1 REW GOODENOW PARSONS BEHLE & LATIMER 50 W. LIBERTY ST., SUITE 750 RENO, NV 89501

SCHEDULE B-1
MERGER RESOLUTION
A-B-1-1

SCHEDULE B-1
MERGER RESOLUTION
The Pershing Board of Directors recommends a vote “FOR” the following proposal:
To authorize, approve and adopt the Agreement and Plan of Merger, dated September 28, 2018 (the “Merger Agreement”), by and among Pershing Gold Corporation (“Pershing”), R Merger Sub, Inc. (“Acquireco”) and Americas Silver Corporation (“Americas Silver”), which provides, among other things, for the merger of Acquireco with and into Pershing, with Pershing surviving as a wholly-owned subsidiary of Americas Silver, on and subject to the terms and conditions contained therein, as more fully described in the accompanying proxy statement.
A-B-1-2

SCHEDULE B-2
PURCHASER MEETING RESOLUTIONS
A-B-2-1

SCHEDULE B-2
PURCHASER MEETING RESOLUTIONS
BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:
1. Americas Silver Corporation (“USA”) be and is hereby authorized to amend its articles to increase the authorized share capital of USA by creating an unlimited number of a new class of shares designated as Class A preferred shares, which shares shall have the respective rights, privileges, restrictions and conditions as set out in Appendix A attached hereto, with the result being that upon the issuance of a Certificate of Amendment effecting the foregoing, the authorized capital of USA shall consist of an unlimited number of common shares and an unlimited number of preferred shares (the “Special Resolution”).
2. Notwithstanding that this resolution has been duly passed by the shareholders of USA, the directors of USA be, and they hereby are, authorized and empowered to revoke this resolution at any time prior to the amendment of USA’s articles and to determine not to proceed with increasing the authorized share capital of USA.
3. Any officer or director of USA is hereby authorized and directed, for and on behalf of USA, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.
BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
1. Provided that the Special Resolution is passed, the agreement and plan of merger between USA, R Merger Sub, Inc. and Pershing Gold Corporation (“Pershing”) dated September 28, 2018, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Merger Agreement”), and all transactions contemplated thereby, are hereby authorized, approved and adopted, including, among other things, the acquisition by USA of all the issued and outstanding shares of common stock of Pershing (the “Pershing Common Shares”) in exchange for common shares of USA (the “USA Shares”) at a share exchange ratio of 0.715 USA Shares per Pershing Share.
2. Notwithstanding that this resolution has been duly passed by the shareholders of USA, the directors of USA be, and they hereby are, authorized and empowered to revoke this resolution at any time prior to the Effective Time (as such term is defined in the Merger Agreement) and to determine not to proceed with the transactions contemplated in the Merger Agreement.
3. Any officer or director of USA is hereby authorized and directed, for and on behalf of USA, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.
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APPENDIX A

CLASS A PREFERRED SHARES
A-B-2-3

SHARE CONDITIONS
The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares are as follows:
Class A Preferred Shares
1.
Definitions.   In these share conditions, the following words and phrases shall have the following meanings:

(a)
“Act” means the Canada Business Corporations Act;

(b)
“Affiliate” has the meaning ascribed to it on the date hereof in Rule 405 under the Securities Act;

(c)
“Automatic Conversion Event” means the first to occur of:

(i)
there being no holder of Class A Preferred Shares whose Fully Diluted Ownership Percentage equals or exceeds five percent (5%); and

(ii)
the consummation of a Change of Control;

(d)
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Toronto, Ontario are authorized or required by law to close;

(e)
“Change of Control” means, in relation to the Corporation:

(i)
a merger, amalgamation, arrangement or other transaction or series of related transactions resulting in the combination of the Corporation with or into another entity, where the holders of Common Shares immediately prior to any such transaction, directly or indirectly, do not continue to hold more than a 50% voting interest in (i) the continuing or surviving entity immediately following such transaction, or (ii) if the continuing or surviving entity is a wholly-owned subsidiary of another Person immediately following such transaction, the controlling Person of such continuing or surviving entity;

(ii)
the sale, lease, license, transfer or other disposition of all or substantially all of the Corporation’s assets (other than to an Affiliate of the Corporation); or

(iii)
a transaction, or series of related transactions, as a result of which any person or group of affiliated persons becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation’s then-outstanding voting securities.

(f)
“Common Shares” means the common shares in the capital of the Corporation;

(g)
“Conversion Ratio” means one Common Share per Class A Preferred Share;

(h)
“Fully Diluted Ownership Percentage” means, with respect to any holder of Class A Preferred Shares, as of any date of determination, an amount, expressed as a percentage, equal to

(i)
the sum of  (A) the number of Common Shares such holder would be entitled to receive if all of such holder’s Class A Preferred Shares were converted into Common Shares on such date at the Conversion Ratio and (B) the number of Common Shares held by such Holder on such date divided by
(ii)
the sum of  (A) the aggregate number of Common Shares issuable upon conversion into Common Shares of all Class A Preferred Shares outstanding on such date and (B) the aggregate number of Common Shares outstanding on such date;

(i)
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(j)
“Notice of Conversion” means the form attached hereto as Annex A;

A-B-2-4

(k)
“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof; and

(l)
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.
Voting Rights.   Subject to the Act, the holders of the Class A Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

3.
Dividends.   The Corporation shall not declare, pay or set aside any dividends on the Common Shares or any class or series of shares convertible into Common Shares (other than dividends on Common Shares payable in Common Shares) unless the holders of the Class A Preferred Shares then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding Class A Preferred Share in an amount at least equal to the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Shares.

4.
Conversion at Option of Holder.

(a)
General.   A holder of any Class A Preferred Shares shall, subject to paragraph 4(c) below, be entitled to convert the whole or any part of the Class A Preferred Shares registered in the name of such holder on the books of the Corporation into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof.

(b)
Notice of Conversion.   A holder of Class A Preferred Shares who wishes the whole or any part of such shares to be converted shall tender to the Corporation at its registered office a Notice of Conversion specifying that such holder desires to have the whole or any part of the Class A Preferred Shares registered in the name of such holder converted into Common Shares, together with the share certificates, if any, representing the Class A Preferred Shares which the registered holder desires to have converted. If a part only of the Class A Preferred Shares represented by any certificates are converted, a new certificate for the balance shall be issued to the holder by the Corporation.

(c)
Beneficial Ownership Limitation.   The Corporation shall not effect any conversion of Class A Preferred Shares pursuant to Section 4, and a holder of Class A Preferred Shares shall not have the right to convert any portion of Class A Preferred Shares held by such holder pursuant to Section 4, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such holder (together with such holder’s Affiliates, and any Persons acting as a group together with such holder or any of such holder’s Affiliates) would beneficially own or control in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned or controlled by such holder and its Affiliates shall include the number of Common Shares issuable upon conversion of the Class A Preferred Shares with respect to which such determination is being made, but shall exclude the number of Common Shares which are issuable upon (i) conversion of the remaining, unconverted Class A Preferred Shares beneficially owned by such holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this paragraph 4(c) applies, the determination of whether the Class A Preferred Shares are convertible (in relation to other securities owned by such holder together with any Affiliates) and of how many Class A Preferred Shares are convertible shall be in the sole discretion of such holder, and the submission of a Notice of Conversion shall be deemed to be such holder’s determination of whether the Class A Preferred Shares may be converted (in relation to other

A-B-2-5

securities owned by such holder together with any Affiliates) and how many Class A Preferred Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this paragraph 4(c), in determining the number of outstanding Common Shares, a holder may rely on the number of outstanding Common Shares as stated in the most recent of the following: (i) the Corporation’s most recent financial statements (whether quarterly or annual) filed on the System for Electronic Document Analysis and Retrieval, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation setting forth the number of Common Shares outstanding. Upon the written or oral request of a holder, the Corporation shall within two Business Days confirm orally and in writing to such holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Class A Preferred Shares, by such holder or its Affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of the Class A Preferred Shares held by the applicable holder. A holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph 4(c) applicable to its Class A Preferred Shares and the provisions of this paragraph 4(c) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such holder and no other holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph 4(c) to correct this paragraph 4(c) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.
5.
Automatic Conversion.

(a)
General.   The Class A Preferred Shares shall automatically be converted into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof, upon the occurrence of the Automatic Conversion Event.

(b)
Time and Mechanics of Conversion.   The automatic conversion of the Class A Preferred Shares into Common Shares pursuant to paragraph 5(a) shall be deemed made immediately prior to (and conditioned upon) the occurrence of the Automatic Conversion Event, and the Person(s) entitled to receive the Common Shares issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. The Corporation shall, as soon as practicable after the occurrence of the Automatic Conversion Event:

(i)
issue and deliver to such holder, at the address of record of the holder on the Corporation’s books and records, a certificate or certificates for the number of Common Shares (rounded up to the nearest whole Common Share) to which the holder shall be entitled in respect of the shares of Class A Preferred Shares so converted; and

(ii)
pay to such holder in cash any declared and unpaid dividends on the Class A Preferred Shares so converted.

6.
Anti-Dilution.   In the event the Class A Preferred Shares or the Common Shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an appropriate adjustment shall be made in the rights and conditions attached to the Class A Preferred Shares so as to maintain the relative rights of the holders of such shares, and the Corporation shall promptly deliver to each holder of record of Class A Preferred Shares a notice setting forth the applicable adjustment.

A-B-2-6

7.
No Impairment.   The Corporation shall not, in any manner, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of Sections 4 and 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class A Preferred Shares under Sections 4 and 5 against impairment.

8.
Distribution Rights.   In the event of the liquidation, dissolution or winding up of the Corporation, or any return of capital, or any other distribution of assets of the Corporation among its shareholders for purposes of winding up its affairs, whether voluntary or involuntary, the Class A Preferred Shares shall rank pari passu with the Common Shares.

A-B-2-7

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT
CLASS A PREFERRED SHARES)
The undersigned hereby elects to convert the number of Class A Preferred Shares indicated below into common shares of Americas Gold Corporation (the “Common Shares”), a corporation existing under the Canada Business Corporations Act (the “Corporation”), according to the conditions hereof, as of the date written below. The undersigned will pay all taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the holder for any conversion, except for any such taxes.
Date to Effect Conversion:
Number of Class A Preferred Shares owned prior to Conversion:
Number of Class A Preferred Shares to be Converted:
Number of shares of Common Stock to be Issued:
Number of shares of Class A Preferred Shares subsequent to Conversion:
Address for Delivery:
or
DWAC Instructions:
Broker no:
Account no:
[HOLDER]
By:

Name:
Title:
A-B-2-8

SCHEDULE C-1
FORM OF COMPANY SUPPORT AGREEMENT
A-C-1-1

SCHEDULE C-1

SUPPORT AGREEMENT

PERSHING GOLD CORPORATION
September 28, 2018
TO:
[Name of Director/Executive Officer]
(the “Securityholder”)

Pursuant to the terms and subject to the conditions of an Agreement and Plan of Merger dated as of September 28, 2018 (the “Merger Agreement”), among Americas Silver Corporation, a corporation incorporated under the federal laws of Canada (the “Purchaser”), Pershing Gold Corporation, a Nevada corporation (the “Company”), and R Merger Sub, Inc., a Nevada corporation (“Acquireco”), Acquireco will merge with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in the Merger Agreement, and (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.715 of a Purchaser Share (the “Common Stock Consideration”), and (ii) each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time will be, at the election of the holder thereof, either (A) converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) Purchaser Preferred Shares or (B) converted into the right to receive the Common Stock Consideration to which such Preferred Stockholder would be entitled if such share of Company Preferred Stock were converted pursuant to clause (i) above, all by way of a Plan of Merger (the “Merger”) pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes.
Capitalized terms used in this support agreement (“Support Agreement”) and not otherwise defined herein that are defined in the Merger Agreement shall have the respective meanings ascribed thereto in the Merger Agreement, as it may be amended from time to time.
This Support Agreement sets out the terms and conditions on which the Securityholder agrees:
i.
to support the Merger;

ii.
to vote in favor of the resolutions put forth at the Company Meeting to approve the Merger Resolution, including the approval of the Merger and other related matters, all of the Company Common Stock and Company Preferred Stock legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, as listed immediately below the signature of the Securityholder evidencing the Securityholder’s acceptance of this Support Agreement (the “Acceptance”), any additional Company Common Stock or Company Preferred Stock which the Securityholder may acquire after the date hereof but prior to the record date for the Company Meeting, including on the exercise, conversion or exchange of any Company Options or Company Warrants (the “Convertible Securities”) as listed immediately below the Securityholder’s Acceptance, and any other securities which are otherwise entitled to be voted at the Company Meeting legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, (collectively, all such Company Common Stock, Company Preferred Stock, and Convertible Securities being referred to as the “Subject Securities”); and

iii.
to comply with the restrictions, obligations and covenants of the Securityholder set forth herein.

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ARTICLE 1
COVENANTS OF THE SECURITYHOLDER
1.1   The Securityholder acknowledges and agrees that he or she has received a copy of the Merger Agreement.
1.2   The Securityholder hereby covenants and agrees, from the date hereof until the earlier of: (i) the termination of this Support Agreement pursuant to Article 3 hereof; and (ii) the Effective Time, except in accordance with the terms of this Support Agreement:
a.
to irrevocably vote or cause to be voted at the Company Meeting the Subject Securities in favor of the Merger Resolution and any other resolutions approving matters related to, or resolutions necessary or desirable to implement, the Merger to be considered at the Company Meeting and to deliver a proxy, or to the extent that the Securityholder is a beneficial owner, a voting instruction form, in each case duly completed and executed in respect of all of the Subject Securities, giving effect to such vote no later than ten (10) Business Days prior to the Company Meeting;

b.
not to exercise, assert or perfect any (i) rights of appraisal, (ii) rights to dissent in connection with the Merger that the Securityholder may have by virtue of ownership of the Subject Securities, or (iii) any other rights available to the Securityholder to delay, upset or challenge the Merger;

c.
not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action, derivative or otherwise, against the Purchaser and/or Acquireco, the Company, or any of their respective successors: (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); or (ii) to the fullest extent permitted under Law, alleging a breach of any duty of the Company Board, the Purchaser or Acquireco in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby;

d.
not to exercise any stockholder rights or remedies available at common law pursuant to applicable securities or other laws to delay, hinder, upset or challenge the Merger;

e.
not to option, sell, assign, transfer, alienate, dispose of, gift, grant, pledge, create or permit an encumbrance on, grant a security interest in or otherwise convey any Subject Securities or any voting rights attached thereto or any other right or interest therein, or agree to do any of the foregoing, provided that, for the avoidance of doubt: (i) the Securityholder shall be entitled to exercise any Convertible Securities held by the Securityholder during the term of this Support Agreement, and (ii) any Subject Securities issued on exercise of Convertible Securities during the term of this Support Agreement shall be subject to the terms of this Support Agreement;

f.
not to grant or agree to grant any proxy or other right to the Subject Securities, or enter into any voting trust or pooling agreement or Merger or enter into or subject any of such Subject Securities to any other agreement, Merger, understanding or commitment, formal or informal, with respect to or relating to the voting thereof, other than in support of the resolution approving the Merger and other related matters to be considered at the Company Meeting;

g.
not to requisition or join in the requisition of any meeting of the Company Stockholders for the purpose of considering any resolution;

h.
not to, in any manner, directly or indirectly, including through any Representative, solicit, assist, initiate, or knowingly encourage any inquiries, proposals, offers or public announcements (or the submission or initiation of any of the foregoing) from any person regarding any Company Acquisition Proposal, engage in any negotiations concerning, or provide any information to, or have any discussions with or otherwise cooperate with, any person relating to a Company Acquisition Proposal, or otherwise knowingly facilitate or knowingly encourage any effort or attempt to make or implement a Company Acquisition Proposal;

i.
not to solicit or arrange or provide assistance to any other person to arrange for the solicitation of, purchases of or offers to sell Company Common Stock or Company Preferred Stock or act in concert or jointly with any other person for the purpose of acquiring Company Common Stock or Company Preferred Stock for the purpose of affecting the control of the Company;

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j.
not to deposit or cause to be deposited the Securityholder’s Subject Securities under any Company Acquisition Proposal;

k.
to immediately cease, cause its Representatives to cease and cause to be terminated any existing solicitations, discussions or negotiations with any parties (other than with the Purchaser or the Company or any Representative of the Purchaser or the Company) with respect to any Company Acquisition Proposal or any potential Company Acquisition Proposal; and

l.
not to take any action to encourage or assist any other person to do any of the prohibited acts referred to in the foregoing provisions of this Section 1.2.

1.3   Nothing in this Article 1 shall prevent a Securityholder who is a member of the Company Board or is a senior officer of the Company from engaging, in the Securityholder’s capacity as a director or senior officer of the Company, in discussions or negotiations with a person in response to a Company Acquisition Proposal in circumstances where the Company is permitted by Section 5.1 of the Merger Agreement to engage in such discussions or negotiations. For greater certainty, the Securityholder acknowledges that this Section 1.3 shall not affect the Securityholder’s obligation to vote the Subject Securities.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
2.1   The Securityholder by its acceptance hereof represents and warrants as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with entering into this Support Agreement and the Merger Agreement:
a.
the Securityholder is the legal or beneficial owner, directly or indirectly, of or controls all of the Subject Securities set forth immediately below the Securityholder’s Acceptance and the Securityholder is the registered or beneficial owner of such Subject Securities;

b.
as of the date of execution of this Support Agreement, (i) the only securities of the Company legally or beneficially owned, directly or indirectly, or over which control or direction is exercised by the Securityholder are those listed immediately below the Securityholder’s Acceptance, and (ii) other than any Convertible Securities listed immediately below the Securityholder’s Acceptance and Company Common Stock and Company Preferred Stock issuable on the exercise or conversion of such Convertible Securities, the Securityholder does not own, directly or indirectly, or control any convertible securities and has no other agreement or option, or right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by the Securityholder or transfer to the Securityholder of additional securities of the Company;

c.
the Securityholder has the sole right to vote all the Subject Securities now beneficially owned or controlled;

d.
all the Subject Securities held by the Securityholder, set forth immediately below the Securityholder’s Acceptance, will, immediately prior to the Effective Time, be beneficially owned by the Securityholder with good and marketable title thereto, free and clear of any and all encumbrances and are and will at such time be issued and outstanding as fully paid and non-assessable shares in the capital of the Company;

e.
the Securityholder has no agreement, option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Securityholder of any of the Subject Securities or any interest therein or right thereto, except pursuant to this Support Agreement;

f.
the Securityholder has no voting trust, pooling or stockholder agreement, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming a voting trust or pooling agreement, or other agreement or Merger affecting the Subject Securities or the ability of the Securityholder to exercise all ownership rights thereto, including the voting of the Subject Securities;

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g.
there are no legal proceedings in progress before any public body, court or authority or, to the knowledge of the Securityholder, pending or threatened against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities, as set forth immediately below the Securityholder’s Acceptance, and there is no judgment, decree or order against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities;

h.
the execution and delivery by the Securityholder of this Support Agreement, the authorization of this Support Agreement by the Securityholder, and the performance by the Securityholder of its obligations under this Support Agreement:

i.
do not require any authorization to be obtained by the Securityholder (other than such authorizations as have been obtained by the Securityholder on or before the date hereof); and

ii.
will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of: (A) any applicable laws; (B) any note, bond, mortgage, indenture, contract or agreement to which the Securityholder is party or by which the Securityholder or its assets is bound; or (C) any judgment, decree, order or award of any governmental entity having jurisdiction over the Securityholder;

i.
the Securityholder has independently and without reliance upon the Purchaser, and based on such information as the Securityholder has deemed appropriate, made its own analysis and decision to enter into this Support Agreement; the Securityholder acknowledges that the Purchaser has not made and makes no representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Support Agreement and the Merger Agreement; and

j.
this Support Agreement has been duly executed and delivered by the Securityholder and constitutes a legal, valid and binding obligation of the Securityholder, enforceable against the Securityholder in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and to general principles of equity.

2.2   The Purchaser represents and warrants to the Securityholder as follows and acknowledges that the Securityholder is relying upon such representations and warranties in connection with entering into this Support Agreement:
a.
The Purchaser is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation or continuance and has the requisite corporate power and capacity to execute and deliver this Support Agreement, to enter into the Merger Agreement and to perform its obligations hereunder and under the Merger Agreement;

b.
this Support Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and general principles of equity; and

c.
neither the execution and delivery by the Purchaser of this Support Agreement or the Merger Agreement, nor the performance by the Purchaser of its obligations under this Support Agreement or the Merger Agreement shall result in the breach or violation of, or constitute a default under, or conflict with any provision of:

i.
the constating documents, by-laws or resolutions of the Purchaser Board (or any committee thereof); or

ii.
any laws to which the Purchaser is subject or by which the Purchaser is bound,

except where such breach or violation individually or in the aggregate would not reasonably be expected to materially adversely affect the Purchaser’s ability to perform its obligations under this Support Agreement or the Merger Agreement.
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ARTICLE 3
TERMINATION
3.1   This Support Agreement will automatically terminate on the first to occur of:
a.
at any time by mutual consent of the Purchaser and the Securityholder;

b.
completion of the Merger in accordance with the Merger Agreement;

c.
termination of the Merger Agreement in accordance with its terms;

d.
by written notice of the Securityholder if the Purchaser has not complied in any material respect with its covenants contained in this Support Agreement or if any representation or warranty of the Purchaser herein is untrue or incorrect in any material respect and, in each case, such non-compliance or inaccuracy is reasonably likely to prevent consummation of the Merger and is not curable or, if curable, is not cured by the earlier of: (i) the date which is five (5) days from the date of written notice of such breach; and (ii) the Business Day prior to the Effective Time; provided that at the time of such termination pursuant to this Section 3.1(d) by the Securityholder, the Securityholder is not in default in any material respect in the performance of its obligations under this Support Agreement; or

e.
by written notice of the Purchaser if the Merger Resolution is not approved by the requisite majority of Company Stockholders.

3.2   Upon termination pursuant to Section 3.1 the provisions of this Agreement will become void and no party shall have any liability to the other party, provided that no termination pursuant to Section 3.1 shall prejudice the rights of a party as a result of any breach by any other party of its obligations hereunder.
ARTICLE 4
GENERAL
4.1   In this Support Agreement, unless otherwise expressly stated or the context otherwise requires:
a.
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Support Agreement and not to any particular Section of or Schedule to this Support Agreement;

b.
references to an “Article” or a “Section” are references to an Article or a Section of this Support Agreement;

c.
words importing the singular shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders;

d.
the term “Business Day” shall have the meanings ascribed thereto in the Merger Agreement;

e.
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof; and

f.
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively.

4.2   The parties waive the application of any rule of law which otherwise would be applicable in connection with the construction of this Support Agreement that ambiguous or conflicting terms or provisions should be construed against the party who (or whose counsel) prepared the executed agreement or any earlier draft of the same.
4.3   This Support Agreement shall become effective in respect of the Securityholder upon both: (a) execution and delivery thereof by the Securityholder; and (b) the execution and delivery of the Merger Agreement by the Purchaser and the Company.
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4.4   This Support Agreement may be executed by facsimile or electronically and in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Support Agreement to produce more than one counterpart.
4.5   The Securityholder consents to the disclosure of the substance of this Support Agreement in any press release or any circular relating to the Merger and to the filing of this Support Agreement as may be required pursuant to applicable laws.
4.6   This Support Agreement shall be binding upon and shall enure to the benefit of and be enforceable by each of the parties hereto and their respective successors, permitted assigns, heirs, executors and personal representatives. This Support Agreement shall not be assignable by any party except in accordance with Section 4.7.
4.7   This Support Agreement and the rights hereunder are not transferable or assignable by the Securityholder or the Purchaser, as applicable, without the prior written consent of the other (which consent may be withheld at the discretion of the other).
4.8   Time shall be of the essence of this Support Agreement.
4.9   If any term, provision, covenant or restriction of this Support Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Support Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify the agreement to preserve each party’s anticipated benefits under this Support Agreement.
4.10   The Securityholder acknowledges that it:
a.
has been advised by the Purchaser to seek independent legal advice;

b.
has sought such independent legal advice or deliberately decided not to do so;

c.
understands its rights and obligations under this Support Agreement; and

d.
is executing this Support Agreement voluntarily.

4.11   Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered or sent by facsimile transmission as follows:
a.
in the case of a Securityholder, to the address set forth opposite the Securityholder’s Acceptance; and

b.
if to the Purchaser:

Americas Silver Corporation
145 King Street West Suite 2870
Toronto, ON M5H 1J8
Attn: Darren Blasutti
Email: dblasutti@americassilvercorp.com
With a copy to:
Troutman Sanders LLP
401 9th Street, N. W. Suite 1000
Washington, D.C. 20004
Attn: Thomas M. Rose
Email: thomas.rose@troutman.com
or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section 4.11, and if so given shall be deemed to have been given on the date on which it was actually received at the address provided herein (if received on a Business Day, if not, the next succeeding Business Day) and if sent by electronic mail
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transmission be deemed to have been given at the time of actual receipt of the complete electronic mail transmission at the e-mail address provided herein (if actually received prior to 5:00 p.m. (local time at the point of receipt) on a Business Day, if not the next succeeding Business Day).
4.12   This Support Agreement (together with all other documents and instruments referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.
4.13   This Support Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada, without giving effect to any principles of conflict of laws thereof which would result in the application of the laws of any other jurisdiction, and all actions and proceedings arising out of or relating to this Support Agreement shall be heard and determined exclusively in the courts of the State of Nevada.
4.14   The Securityholder recognizes and acknowledges that this Support Agreement is an integral part of the Purchaser entering into the Merger Agreement, and that the Purchaser would not contemplate proceeding with entering into the Merger Agreement unless this Support Agreement was entered into by the Securityholder, and that a breach by the Securityholder of any covenants or other commitments contained in this Support Agreement will cause the Purchaser to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, the Securityholder agrees that, in the event of any such breach, the Purchaser shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity, and the Securityholder further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.
[Remainder of page intentionally left blank.]
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If the foregoing accurately reflects the terms and conditions of our agreement, would you kindly indicate your acceptance hereof by signing, dating and returning to the undersigned the enclosed Support Agreement by electronic mail or otherwise.
AMERICAS SILVER CORPORATION
By: Name: Title:
SECURITYHOLDER’S ACCEPTANCE
Irrevocably accepted and agreed , 2018.
Address for Notice:	Name of Securityholder:

Signature:

Registered or Beneficial Holder	Number of Shares of Common Stock	Number of Shares of Preferred Stock	Number of Convertible Securities
			Warrants	Options

TOTAL:
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SCHEDULE C-2
FORM OF PURCHASER SUPPORT AGREEMENT
A-C-2-1

SCHEDULE C-2

SUPPORT AGREEMENT

AMERICAS SILVER CORPORATION
September 28, 2018
TO:
[Name of Director/Executive Officer]
(the “Securityholder”)

Pursuant to the terms and subject to the conditions of an Agreement and Plan of Merger dated as of September 28, 2018 (the “Merger Agreement”), among Americas Silver Corporation, a corporation incorporated under the federal laws of Canada (the “Purchaser”), Pershing Gold Corporation, a Nevada corporation (the “Company”), and R Merger Sub, Inc., a Nevada corporation (“Acquireco”), Acquireco will merge with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in the Merger Agreement, and (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.715 of a Purchaser Share (the “Common Stock Consideration”), and (ii) each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time will be, at the election of the holder thereof, either (A) converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) Purchaser Preferred Shares or (B) converted into the right to receive the Common Stock Consideration to which such Preferred Stockholder would be entitled if such share of Company Preferred Stock were converted pursuant to clause (i) above, all by way of a Plan of Merger (the “Merger”) pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes.
Capitalized terms used in this support agreement (“Support Agreement”) and not otherwise defined herein that are defined in the Merger Agreement shall have the respective meanings ascribed thereto in the Merger Agreement, as it may be amended from time to time.
This Support Agreement sets out the terms and conditions on which the Securityholder agrees:
i.
to support the Merger;

ii.
to vote in favor of the resolutions put forth at the Purchaser Meeting to approve the Purchaser Meeting Resolutions, including the approval of the Purchaser Issuance Resolution, the Purchaser Charter Amendment Resolution, and other matters related thereto, all of the Purchaser Shares legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, as listed immediately below the signature of the Securityholder evidencing the Securityholder’s acceptance of this Support Agreement (the “Acceptance”), any additional Purchaser Shares which the Securityholder may acquire after the date hereof but prior to the record date for the Purchaser Meeting, including on the exercise, conversion or exchange of any Purchaser Options or Purchaser Warrants (the “Convertible Securities”) as listed immediately below the Securityholder’s Acceptance, and any other securities which are otherwise entitled to be voted at the Purchaser Meeting legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, (collectively, all such Purchaser Shares and Convertible Securities being referred to as the “Subject Securities”); and

iii.
to comply with the restrictions, obligations and covenants of the Securityholder set forth herein.

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ARTICLE 1
COVENANTS OF THE SECURITYHOLDER
1.1   The Securityholder acknowledges and agrees that he or she has received a copy of the Merger Agreement.
1.2   The Securityholder hereby covenants and agrees, from the date hereof until the earlier of: (i) the termination of this Support Agreement pursuant to Article 3 hereof; and (ii) the Effective Time, except in accordance with the terms of this Support Agreement:
a.
to irrevocably vote or cause to be voted at the Purchaser Meeting the Subject Securities in favor of the Purchaser Meeting Resolutions, including the approval of the Purchaser Issuance Resolution and the Purchaser Charter Amendment Resolution, and any other resolutions approving matters related to, or resolutions necessary or desirable to implement, the Purchaser Meeting Resolutions to be considered at the Purchaser Meeting and to deliver a proxy, or to the extent that the Securityholder is a beneficial owner, a voting instruction form, in each case duly completed and executed in respect of all of the Subject Securities, giving effect to such vote no later than ten (10) Business Days prior to the Purchaser Meeting;

b.
not to exercise, assert or perfect any rights available to the Securityholder to delay, upset or challenge the Merger;

c.
not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action, derivative or otherwise, against the Purchaser and/or Acquireco, the Company, or any of their respective successors: (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); or (ii) to the fullest extent permitted under Law, alleging a breach of any duty of the Company Board, the Purchaser or Acquireco in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby;

d.
not to exercise any shareholder rights or remedies available at common law pursuant to applicable securities or other laws to delay, hinder, upset or challenge the Merger;

e.
not to option, sell, assign, transfer, alienate, dispose of, gift, grant, pledge, create or permit an encumbrance on, grant a security interest in or otherwise convey any Subject Securities or any voting rights attached thereto or any other right or interest therein, or agree to do any of the foregoing, provided that, for the avoidance of doubt: (i) the Securityholder shall be entitled to exercise any Convertible Securities held by the Securityholder during the term of this Support Agreement, and (ii) any Subject Securities issued on exercise of Convertible Securities during the term of this Support Agreement shall be subject to the terms of this Support Agreement;

f.
not to grant or agree to grant any proxy or other right to the Subject Securities, or enter into any voting trust or pooling agreement or Merger or enter into or subject any of such Subject Securities to any other agreement, Merger, understanding or commitment, formal or informal, with respect to or relating to the voting thereof, other than in support of the resolution approving the Merger and other related matters to be considered at the Purchaser Meeting;

g.
not to requisition or join in the requisition of any meeting of the Purchaser Shareholders for the purpose of considering any resolution;

h.
not to solicit or arrange or provide assistance to any other person to arrange for the solicitation of, purchases of or offers to sell Purchaser Shares or act in concert or jointly with any other person for the purpose of acquiring Purchaser Shares for the purpose of affecting the control of the Purchaser; and

i.
not to take any action to encourage or assist any other person to do any of the prohibited acts referred to in the foregoing provisions of this Section 1.2.

A-C-2-3

ARTICLE 2
REPRESENTATIONS AND WARRANTIES
2.1   The Securityholder by its acceptance hereof represents and warrants as follows and acknowledges that the Company is relying upon such representations and warranties in connection with entering into this Support Agreement and the Merger Agreement:
a.
the Securityholder is the legal or beneficial owner, directly or indirectly, of or controls all of the Subject Securities set forth immediately below the Securityholder’s Acceptance and the Securityholder is the registered or beneficial owner of such Subject Securities;

b.
as of the date of execution of this Support Agreement, (i) the only securities of the Purchaser legally or beneficially owned, directly or indirectly, or over which control or direction is exercised by the Securityholder are those listed immediately below the Securityholder’s Acceptance, and (ii) other than any Convertible Securities listed immediately below the Securityholder’s Acceptance and Purchaser Shares issuable on the exercise or conversion of such Convertible Securities, the Securityholder does not own, directly or indirectly, or control any convertible securities and has no other agreement or option, or right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by the Securityholder or transfer to the Securityholder of additional securities of the Purchaser;

c.
the Securityholder has the sole right to vote all the Subject Securities now beneficially owned or controlled;

d.
all the Subject Securities held by the Securityholder, set forth immediately below the Securityholder’s Acceptance, will, immediately prior to the Effective Time, be beneficially owned by the Securityholder with good and marketable title thereto, free and clear of any and all encumbrances and are and will at such time be issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

e.
the Securityholder has no agreement, option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Securityholder of any of the Subject Securities or any interest therein or right thereto, except pursuant to this Support Agreement;

f.
the Securityholder has no voting trust, pooling or shareholder agreement, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming a voting trust or pooling agreement, or other agreement or Merger affecting the Subject Securities or the ability of the Securityholder to exercise all ownership rights thereto, including the voting of the Subject Securities;

g.
there are no legal proceedings in progress before any public body, court or authority or, to the knowledge of the Securityholder, pending or threatened against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities, as set forth immediately below the Securityholder’s Acceptance, and there is no judgment, decree or order against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities;

h.
the execution and delivery by the Securityholder of this Support Agreement, the authorization of this Support Agreement by the Securityholder, and the performance by the Securityholder of its obligations under this Support Agreement:

i.
do not require any authorization to be obtained by the Securityholder (other than such authorizations as have been obtained by the Securityholder on or before the date hereof); and

ii.
will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of: (A) any applicable laws; (B) any note, bond,

A-C-2-4

mortgage, indenture, contract or agreement to which the Securityholder is party or by which the Securityholder or its assets is bound; or (C) any judgment, decree, order or award of any governmental entity having jurisdiction over the Securityholder;
i.
the Securityholder has independently and without reliance upon the Company, and based on such information as the Securityholder has deemed appropriate, made its own analysis and decision to enter into this Support Agreement; the Securityholder acknowledges that the Company has not made and makes no representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Support Agreement and the Merger Agreement; and

j.
this Support Agreement has been duly executed and delivered by the Securityholder and constitutes a legal, valid and binding obligation of the Securityholder, enforceable against the Securityholder in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and to general principles of equity.

2.2   The Company represents and warrants to the Securityholder as follows and acknowledges that the Securityholder is relying upon such representations and warranties in connection with entering into this Support Agreement:
a.
The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation or continuance and has the requisite corporate power and capacity to execute and deliver this Support Agreement, to enter into the Merger Agreement and to perform its obligations hereunder and under the Merger Agreement;

b.
this Support Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and general principles of equity; and

c.
neither the execution and delivery by the Company of this Support Agreement or the Merger Agreement, nor the performance by the Company of its obligations under this Support Agreement or the Merger Agreement shall result in the breach or violation of, or constitute a default under, or conflict with any provision of:

i.
the constating documents, by-laws or resolutions of the Company Board (or any committee thereof); or

ii.
any laws to which the Company is subject or by which the Company is bound,

except where such breach or violation individually or in the aggregate would not reasonably be expected to materially adversely affect the Company’s ability to perform its obligations under this Support Agreement or the Merger Agreement.
ARTICLE 3
TERMINATION
3.1   This Support Agreement will automatically terminate on the first to occur of:
a.
at any time by mutual consent of the Company and the Securityholder;

b.
completion of the Merger in accordance with the Merger Agreement;

c.
termination of the Merger Agreement in accordance with its terms;

d.
by written notice of the Securityholder if the Company has not complied in any material respect with its covenants contained in this Support Agreement or if any representation or warranty of the Company herein is untrue or incorrect in any material respect and, in each case, such non-compliance or inaccuracy is reasonably likely to prevent consummation of the Merger and is not curable or, if curable, is not cured by the earlier of: (i) the date which is five (5) days from the

A-C-2-5

date of written notice of such breach; and (ii) the Business Day prior to the Effective Time; provided that at the time of such termination pursuant to this Section 3.1(d) by the Securityholder, the Securityholder is not in default in any material respect in the performance of its obligations under this Support Agreement; or
e.
by written notice of the Company if the Purchaser Meeting Resolutions are not approved by the requisite majority of Purchaser Shareholders.

3.2   Upon termination pursuant to Section 3.1 the provisions of this Agreement will become void and no party shall have any liability to the other party, provided that no termination pursuant to Section 3.1 shall prejudice the rights of a party as a result of any breach by any other party of its obligations hereunder.
ARTICLE 4
GENERAL
4.1   In this Support Agreement, unless otherwise expressly stated or the context otherwise requires:
a.
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Support Agreement and not to any particular Section of or Schedule to this Support Agreement;

b.
references to an “Article” or a “Section” are references to an Article or a Section of this Support Agreement;

c.
words importing the singular shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders;

d.
the term “Business Day” shall have the meanings ascribed thereto in the Merger Agreement;

e.
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof; and

f.
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively.

4.2   The parties waive the application of any rule of law which otherwise would be applicable in connection with the construction of this Support Agreement that ambiguous or conflicting terms or provisions should be construed against the party who (or whose counsel) prepared the executed agreement or any earlier draft of the same.
4.3   This Support Agreement shall become effective in respect of the Securityholder upon both: (a) execution and delivery thereof by the Securityholder; and (b) the execution and delivery of the Merger Agreement by the Purchaser and the Company.
4.4   This Support Agreement may be executed by facsimile or electronically and in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Support Agreement to produce more than one counterpart.
4.5   The Securityholder consents to the disclosure of the substance of this Support Agreement in any press release or any circular relating to the Merger and to the filing of this Support Agreement as may be required pursuant to applicable laws.
4.6   This Support Agreement shall be binding upon and shall enure to the benefit of and be enforceable by each of the parties hereto and their respective successors, permitted assigns, heirs, executors and personal representatives. This Support Agreement shall not be assignable by any party except in accordance with Section 4.7.
4.7   This Support Agreement and the rights hereunder are not transferable or assignable by the Securityholder or the Company, as applicable, without the prior written consent of the other (which consent may be withheld at the discretion of the other).
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4.8   Time shall be of the essence of this Support Agreement.
4.9   If any term, provision, covenant or restriction of this Support Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Support Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify the agreement to preserve each party’s anticipated benefits under this Support Agreement.
4.10   The Securityholder acknowledges that it:
a.
has been advised by the Company to seek independent legal advice;

b.
has sought such independent legal advice or deliberately decided not to do so;

c.
understands its rights and obligations under this Support Agreement; and

d.
is executing this Support Agreement voluntarily.

4.11   Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered or sent by facsimile transmission as follows:
a.
in the case of a Securityholder, to the address set forth opposite the Securityholder’s Acceptance; and

b.
if to the Company:

Pershing Gold Corporation
1658 Cole Blvd., Bldg 6
Suite 210
Lakewood, CO 80401
Attn: Stephen Alfers
Email: salfers@pershinggold.com
With a copy to:
Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Attn: Brian Boonstra
Email: brian.boonstra@dgslaw.com
or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section 4.11, and if so given shall be deemed to have been given on the date on which it was actually received at the address provided herein (if received on a Business Day, if not, the next succeeding Business Day) and if sent by electronic mail transmission be deemed to have been given at the time of actual receipt of the complete electronic mail transmission at the e-mail address provided herein (if actually received prior to 5:00 p.m. (local time at the point of receipt) on a Business Day, if not the next succeeding Business Day).
4.12   This Support Agreement (together with all other documents and instruments referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.
4.13   This Support Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada, without giving effect to any principles of conflict of laws thereof which would result in the application of the laws of any other jurisdiction, and all actions and proceedings arising out of or relating to this Support Agreement shall be heard and determined exclusively in the courts of the State of Nevada.
4.14   The Securityholder recognizes and acknowledges that this Support Agreement is an integral part of the Company entering into the Merger Agreement, and that the Company would not contemplate proceeding with entering into the Merger Agreement unless this Support Agreement was entered into by the
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Securityholder, and that a breach by the Securityholder of any covenants or other commitments contained in this Support Agreement will cause the Company to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, the Securityholder agrees that, in the event of any such breach, the Company shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity, and the Securityholder further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.
[Remainder of page intentionally left blank.]
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If the foregoing accurately reflects the terms and conditions of our agreement, would you kindly indicate your acceptance hereof by signing, dating and returning to the undersigned the enclosed Support Agreement by electronic mail or otherwise.
PERSHING GOLD CORPORATION
By: Name: Title:
SECURITYHOLDER’S ACCEPTANCE
Irrevocably accepted and agreed , 2018.
Address for Notice:	Name of Securityholder:

Signature:

Registered or Beneficial Holder	Number of Shares of Common Stock	Number of Convertible Securities
		Warrants	Options

TOTAL:
A-C-2-9

SCHEDULE D
PURCHASER PREFERRED STOCK TERMS
A-D-1

SHARE CONDITIONS
The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares are as follows:
Class A Preferred Shares
1.
Definitions.   In these share conditions, the following words and phrases shall have the following meanings:

(a)
“Act” means the Canada Business Corporations Act;

(b)
“Affiliate” has the meaning ascribed to it on the date hereof in Rule 405 under the Securities Act;

(c)
“Automatic Conversion Event” means the first to occur of:

(i)
there being no holder of Class A Preferred Shares whose Fully Diluted Ownership Percentage equals or exceeds five percent (5%); and

(ii)
the consummation of a Change of Control;

(d)
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Toronto, Ontario are authorized or required by law to close;

(e)
“Change of Control” means, in relation to the Corporation:

(i)
a merger, amalgamation, arrangement or other transaction or series of related transactions resulting in the combination of the Corporation with or into another entity, where the holders of Common Shares immediately prior to any such transaction, directly or indirectly, do not continue to hold more than a 50% voting interest in (i) the continuing or surviving entity immediately following such transaction, or (ii) if the continuing or surviving entity is a wholly-owned subsidiary of another Person immediately following such transaction, the controlling Person of such continuing or surviving entity;

(ii)
the sale, lease, license, transfer or other disposition of all or substantially all of the Corporation’s assets (other than to an Affiliate of the Corporation); or

(iii)
a transaction, or series of related transactions, as a result of which any person or group of affiliated persons becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation’s then-outstanding voting securities.

(f)
“Common Shares” means the common shares in the capital of the Corporation;

(g)
“Conversion Ratio” means one Common Share per Class A Preferred Share;

(h)
“Fully Diluted Ownership Percentage” means, with respect to any holder of Class A Preferred Shares, as of any date of determination, an amount, expressed as a percentage, equal to

(i)
the sum of  (A) the number of Common Shares such holder would be entitled to receive if all of such holder’s Class A Preferred Shares were converted into Common Shares on such date at the Conversion Ratio and (B) the number of Common Shares held by such Holder on such date divided by
(ii)
the sum of  (A) the aggregate number of Common Shares issuable upon conversion into Common Shares of all Class A Preferred Shares outstanding on such date and (B) the aggregate number of Common Shares outstanding on such date;

(i)
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(j)
“Notice of Conversion” means the form attached hereto as Annex A;

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(k)
“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof; and

(l)
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.
Voting Rights.   Subject to the Act, the holders of the Class A Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

3.
Dividends.   The Corporation shall not declare, pay or set aside any dividends on the Common Shares or any class or series of shares convertible into Common Shares (other than dividends on Common Shares payable in Common Shares) unless the holders of the Class A Preferred Shares then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding Class A Preferred Share in an amount at least equal to the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Shares.

4.
Conversion at Option of Holder.

(a)
General.   A holder of any Class A Preferred Shares shall, subject to paragraph 4(c) below, be entitled to convert the whole or any part of the Class A Preferred Shares registered in the name of such holder on the books of the Corporation into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof.

(b)
Notice of Conversion.   A holder of Class A Preferred Shares who wishes the whole or any part of such shares to be converted shall tender to the Corporation at its registered office a Notice of Conversion specifying that such holder desires to have the whole or any part of the Class A Preferred Shares registered in the name of such holder converted into Common Shares, together with the share certificates, if any, representing the Class A Preferred Shares which the registered holder desires to have converted. If a part only of the Class A Preferred Shares represented by any certificates are converted, a new certificate for the balance shall be issued to the holder by the Corporation.

(c)
Beneficial Ownership Limitation.   The Corporation shall not effect any conversion of Class A Preferred Shares pursuant to Section 4, and a holder of Class A Preferred Shares shall not have the right to convert any portion of Class A Preferred Shares held by such holder pursuant to Section 4, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such holder (together with such holder’s Affiliates, and any Persons acting as a group together with such holder or any of such holder’s Affiliates) would beneficially own or control in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned or controlled by such holder and its Affiliates shall include the number of Common Shares issuable upon conversion of the Class A Preferred Shares with respect to which such determination is being made, but shall exclude the number of Common Shares which are issuable upon (i) conversion of the remaining, unconverted Class A Preferred Shares beneficially owned by such holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this paragraph 4(c) applies, the determination of whether the Class A Preferred Shares are convertible (in relation to other securities owned by such holder together with any Affiliates) and of how many Class A Preferred Shares are convertible shall be in the sole discretion of such holder, and the submission of a Notice of Conversion shall be deemed to be such holder’s determination of whether the Class A Preferred Shares may be converted (in relation to other

A-D-3

securities owned by such holder together with any Affiliates) and how many Class A Preferred Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this paragraph 4(c), in determining the number of outstanding Common Shares, a holder may rely on the number of outstanding Common Shares as stated in the most recent of the following: (i) the Corporation’s most recent financial statements (whether quarterly or annual) filed on the System for Electronic Document Analysis and Retrieval, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation setting forth the number of Common Shares outstanding. Upon the written or oral request of a holder, the Corporation shall within two Business Days confirm orally and in writing to such holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Class A Preferred Shares, by such holder or its Affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of the Class A Preferred Shares held by the applicable holder. A holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph 4(c) applicable to its Class A Preferred Shares and the provisions of this paragraph 4(c) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such holder and no other holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph 4(c) to correct this paragraph 4(c) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.
5.
Automatic Conversion.

(a)
General.   The Class A Preferred Shares shall automatically be converted into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof, upon the occurrence of the Automatic Conversion Event.

(b)
Time and Mechanics of Conversion.   The automatic conversion of the Class A Preferred Shares into Common Shares pursuant to paragraph 5(a) shall be deemed made immediately prior to (and conditioned upon) the occurrence of the Automatic Conversion Event, and the Person(s) entitled to receive the Common Shares issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. The Corporation shall, as soon as practicable after the occurrence of the Automatic Conversion Event:

(i)
issue and deliver to such holder, at the address of record of the holder on the Corporation’s books and records, a certificate or certificates for the number of Common Shares (rounded up to the nearest whole Common Share) to which the holder shall be entitled in respect of the shares of Class A Preferred Shares so converted; and

(ii)
pay to such holder in cash any declared and unpaid dividends on the Class A Preferred Shares so converted.

6.
Anti-Dilution.   In the event the Class A Preferred Shares or the Common Shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an appropriate adjustment shall be made in the rights and conditions attached to the Class A Preferred Shares so as to maintain the relative rights of the holders of such shares, and the Corporation shall promptly deliver to each holder of record of Class A Preferred Shares a notice setting forth the applicable adjustment.

A-D-4

7.
No Impairment.   The Corporation shall not, in any manner, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of Sections 4 and 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class A Preferred Shares under Sections 4 and 5 against impairment.

8.
Distribution Rights.   In the event of the liquidation, dissolution or winding up of the Corporation, or any return of capital, or any other distribution of assets of the Corporation among its shareholders for purposes of winding up its affairs, whether voluntary or involuntary, the Class A Preferred Shares shall rank pari passu with the Common Shares.

A-D-5

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT
CLASS A PREFERRED SHARES)
The undersigned hereby elects to convert the number of Class A Preferred Shares indicated below into common shares of Americas Gold Corporation (the “Common Shares”), a corporation existing under the Canada Business Corporations Act (the “Corporation”), according to the conditions hereof, as of the date written below. The undersigned will pay all taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the holder for any conversion, except for any such taxes.
Date to Effect Conversion:
Number of Class A Preferred Shares owned prior to Conversion:
Number of Class A Preferred Shares to be Converted:
Number of shares of Common Stock to be Issued:
Number of shares of Class A Preferred Shares subsequent to Conversion:
Address for Delivery:
or
DWAC Instructions:
Broker no:
Account no:
[HOLDER]
By: Name: Title:
A-D-6

SCHEDULE E
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
A-E-1

Schedule E
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
1.1 Organization and Qualification; Standing and Power; Charter Documents; Minutes; Subsidiaries
(a)
Organization and Qualification; Standing and Power.   The Company and each of its subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed, or to be in good standing, would not have a Company Material Adverse Effect.

(b)
Charter Documents.   The Data Room Information contains true, correct and complete copies of the Charter Documents of the Company and each of its subsidiaries. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of its Charter Documents in any material respect. Other than the amendment to the Certificate of Designation for Company Preferred Stock entered into on or about the date hereof, no action has been taking by the Company or any of its subsidiaries to amend or supersede its Charter Documents.

(c)
Minutes.   The Company has made available to the Purchaser true, correct and complete copies of the minutes (or in the case of minutes that have not yet been finalized, a brief description of the meeting) of all meetings of shareholders, the Company Board and each committee of the Company Board and of any subsidiary board of directors and shareholders since January 1, 2018 and stock record books of the Company and its subsidiaries, in each case, other than any meetings of the Company Board at which the Merger or a similar transaction was considered. The minute books of the Company and its subsidiaries contain true, correct and complete records of all meetings of the Company Board or any subsidiary board of directors, and any committees of the Company Board or any subsidiary board of directors, and the shareholders of the Company or any subsidiary of the Company, in each case, in all material respects, except for any meetings of the Company Board or any committee of the Company Board at which the Merger was considered. At the Effective Time, all of those books and records will be in the possession of the Company and its subsidiaries. The Company and its subsidiaries have been managed and maintained in all material respects as separate legal entities, taken all actions required by applicable corporate or company Law and corporate or company formalities, and have maintained proper arms-length relationships among themselves.

(d)
Subsidiaries.   Schedule 1.1(d) of the Company Disclosure Letter lists each of the subsidiaries of the Company as of the date hereof and its place of incorporation or organization. The Company, directly or indirectly, owns all of the issued and outstanding securities of each subsidiary of the Company. All of the issued and outstanding securities in each subsidiary of the Company have been validly issued, were issued free of pre-emptive rights and are fully paid and non-assessable, and except as disclosed in Schedule 1.1(d) of the Company Disclosure Letter are free and clear of all Liens, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests.

1.2 Capital Structure
(a)
Capital Stock.   The authorized capital stock of the Company consists of: (i) 200,000,000 shares of Company Common Stock, par value $0.0001 per share; and (ii) 50,000,000 shares of preferred stock, par value $0.0001 per share, of which 15,151 shares are designated as Company Preferred Stock. As of the close of business on September 28, 2018 (the “Capitalization Date”), 33,676,921 shares of Company Common Stock and are issued and outstanding, 8,946 shares of Company Preferred Stock are issued and outstanding, and no shares of capital stock are held in treasury. All of the outstanding shares of Company Common Stock and Company Preferred Stock (collectively, the “Company Stock”) have been duly authorized, are validly issued, fully paid, and

A-E-2

nonassessable, and have been issued in compliance with all applicable Laws and are not subject to any pre-emptive rights. Other than the Company Support Agreements, Certificate of Designation for the Company Preferred Stock, and this Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Knowledge of the Company there is no agreement or understanding between any persons, that affects or relates to the voting or giving of written consents with respect to any securities of the Company or the voting by any director of the Company. No subsidiary of the Company owns any Company Stock.
(b)
Stock Options; Company RSUs; Company Restricted Stock.

(i)
As of the Capitalization Date, an aggregate of 2,128,117 shares of Company Common Stock were subject to issuance pursuant to Company Options. Schedule 1.2(b)(i) of the Company Disclosure Letter sets forth a true, correct, and complete list of each outstanding Company Option granted under the Company Equity Incentive Plans, and (a) the name of the holder of such Company Option, (b) the number of shares of Company Common Stock subject to such outstanding Company Option, (c) the exercise price of such Company Option, (d) the date on which such Company Option was granted or issued, (e) the applicable vesting schedule and the extent to which such Company Option is vested and exercisable as of the date hereof, and (g) the date on which such Company Option expires. All Company Common Stock subject to issuance under the Company Equity Incentive Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth on Schedule 1.2(b)(i) of the Company Disclosure Letter, each outstanding Company Option was granted under the applicable Company Equity Incentive Plans. At Closing, the Company Options shall be treated as set forth in Section 2.11 of this Agreement and there are no agreements between the Company and any Company Optionholder to the contrary.

(ii)
Schedule 1.2(b)(ii) of the Company Disclosure Letter sets forth with respect to each Company RSU a true, correct, and complete list of  (a) the name of the Company RSU Holder, (b) the number of Company RSUs held by such Company RSU Holder and (c) the grant date of the Company RSUs held by such Company RSU Holder. Each outstanding Company RSU was granted under the applicable Company Equity Incentive Plan. At Closing, the Company RSUs shall be treated as set forth in Section 2.12 of this Agreement and there are no agreements between the Company and any Company RSU Holder to the contrary.

(iii)
Intentionally Omitted.

(iv)
The Company has not issued any Company SARs under the Company Equity Incentive Plans.

(v)
The Company Equity Incentive Plans (a) were adopted, authorized and approved, and (b) have been operated in material compliance with, all applicable Laws and regulations of the applicable Exchanges, including in connection with any changes made to the original exercise price of any outstanding or previously exercised Company Option. Any grant of securities or changes in the terms of any prior grants, including with respect to Company Options or Company RSUs, were made in compliance with the terms of the applicable Company Equity Incentive Plan.

(vi)
Other than the Company Preferred Stock, Company Restricted Stock, Company Options, Company RSUs, and the Company Warrants as of the date of this Agreement, there are no outstanding (a) securities of the Company or any of its subsidiaries convertible into or exchangeable for Company Voting Debt or Company Common Stock, (b) options, warrants or other similar agreements or commitments to acquire from the Company or any of its subsidiaries, or obligations of the Company or any of its subsidiaries to issue, any Company Voting Debt or Company Common Stock (or securities convertible into or exchangeable for Company Voting Debt or Company Common Stock) the Company or (c) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation

A-E-3

rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any Company Common Stock, in each case that have been issued by the Company or its subsidiaries (the items in clauses (a), (b) and (c), and the portion of the sentence preceding clause (a), together with the Company Stock, being referred to collectively as “Company Equity Securities”). All outstanding Company Stock, all outstanding Company Options, Company RSUs, Company Restricted Stock, Company Warrants, and all Company Equity Securities in any subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable Securities Laws.
(vii)
Other than the Company Warrants, there are no outstanding Contracts requiring the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any Company Equity Securities. Neither the Company nor any of its subsidiaries is a party to any voting, shareholder rights or other similar agreement with respect to any Company Equity Securities.

(c)
Voting Debt; Company Warrants.   No bonds, debentures, notes or other indebtedness issued by the Company or any of its subsidiaries (i) having the right to vote on any matters on which shareholders or equityholders of the Company or any of its subsidiaries may vote (and no such debt instruments are convertible into, or exchangeable for, securities having such right), or (ii) the value of which is directly based upon or derived from any Company Equity Securities, are issued or outstanding (collectively, “Company Voting Debt”). An aggregate of 3,112,248 shares of Company Common Stock are subject to issuance upon exercise of the Company Warrants, and all such Company Warrants were granted pursuant to the executed or forms of Company Warrants provided to the Purchaser or set forth in the Company Public Disclosure Record. Schedule 1.2(c) of the Company Disclosure Letter sets forth a true, correct, and complete list of each outstanding Warrant and (a) the name of the holder of such Warrant, (b) the number of shares of Company Common Stock subject to such outstanding Warrant, (c) the exercise price of such Warrant, (d) the date on which such Warrant was granted or issued, and (e) the date on which such Warrant expires. The Company Warrants shall be treated as set forth in Section 2.13 of this Agreement and there are no agreements between the Company and any holders of the Company Warrants to the contrary.

(d)
No grants in respect of Company Options, Company Restricted Stock or Company RSUs involved any “back dating”, “forward dating”, “spring loading” or similar practices.

(e)
All Company Stock that may be issued pursuant to the exercise of outstanding Company Options or the vesting of the Company RSUs:

(i)
will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully-paid and non-assessable;

(ii)
are not and will not be subject to or issued in violation of any Law or any pre-emptive rights; and

(iii)
have been recorded on the Company’s financial statements in accordance with U.S. GAAP.

(f)
All dividends and distributions on securities of the Company that have been declared or authorized have been paid in full.

(g)
Neither the Company nor any of its subsidiaries are party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of the Company or any of its subsidiaries.

(h)
Except as disclosed in the Company Public Disclosure Record, no holder of Company Equity Securities has any right to compel the Company to register or otherwise qualify shares of Company Stock (or any of them) for public sale or distribution.

A-E-4

1.3 Authority Relative to this Agreement
(a)
The Company has the requisite corporate power, authority and capacity (i) to enter into this Agreement and all other agreements and instruments to be executed by the Company as contemplated by this Agreement, and (ii) subject to obtaining the requisite approvals pursuant to Section 4.7 of this Agreement and the approval of the Company Common Stockholders and Company Preferred Stockholders of the Merger Resolution, to perform its obligations hereunder and thereunder.

(b)
The execution and delivery of this Agreement and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize:

(i)
the execution and delivery by it of this Agreement; and

(ii)
subject to obtaining the requisite approvals pursuant to Section 4.7 of this Agreement and the approval of the Company Common Stockholders and Company Preferred Stockholders of the Merger Resolution, the performance by the Company of its obligations under this Agreement.

(c)
This Agreement has been duly executed and delivered by the Company and assuming due execution and delivery by the Purchaser and Acquireco constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.

1.4 Required Filings and Consents; No Conflicts
(a)
Governmental Approvals.   Except as indicated on Schedule 1.4(a) to the Company Disclosure Letter, no authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement or, the performance by the Company of its obligations hereunder, the completion by the Company of the Merger and the other transactions contemplated hereby or the ability of the Company to conduct its operations, other than the following (such items, the “Company Key Regulatory Approvals”):

(i)
filings and other actions required under the rules and policies of the Nasdaq and the TSX as are contemplated by this Agreement;

(ii)
filings and other actions as are contemplated by this Agreement; and

(iii)
such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)
No Violation.   Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 1.4(a) of this Schedule E, none of the authorization, execution and delivery of this Agreement by the Company, the completion of the transactions contemplated by this Agreement or the Merger, the performance of the Company’s obligations hereunder and thereunder, or compliance by the Company with any of the provisions hereof will:

(i)
violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require, other than the Key Consents or as disclosed in Schedule 1.4(b)(i) of the Company Disclosure Letter, any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration of indebtedness under, or result in the creation of any Liens upon, any of its properties or assets or cause any indebtedness to come due before its stated maturity or cause any credit commitment to cease to be available or cause any payment or other obligation to be imposed on the Company under any of the terms, conditions or provisions of:

(A)
its Charter Documents; or

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(B)
any material Permit or Company Material Contract to which it is a party or to which it, or any of its properties or assets, may be subject or by which it is bound; or

(ii)
subject to obtaining the Company Key Regulatory Approvals,

(A)
result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provisions of any Laws applicable it or any of its properties or assets; or

(B)
cause the suspension or revocation of any material Permit currently in effect with respect to it;

(iii)
give rise to any rights of first offer, first refusal or any similar provisions or any restrictions or limitation under any such note, bond, mortgage, indenture, Company Material Contract, license, franchise or Permit; or

(iv)
except as set forth in Schedule 1.4(b)(iv) of the Company Disclosure Letter, result in any payment (including retention, severance, compensation, golden parachute, bonus or otherwise) becoming due to any director, officer, or employee of the Company or any of its subsidiaries, or increase any benefit payable to such director, officer, or employee by the Company or any of its subsidiaries, or result in the acceleration of time or payment or vesting of any such benefits.

The Key Consents and the consents set out in Schedule 1.4(b)(i) of the Company Disclosure Letter are the only consents, approvals and notices required from any third party under any Company Material Contracts of the Company in order for the Company to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement, other than those consents, approvals and notices that, if not obtained, would not prevent, materially delay, or materially impede the closing.
1.5 Compliance with Laws; Permits
(a)
Compliance with Laws.

(i)
The Company and each of its subsidiaries are, and at all times since January 1, 2017 have been, in compliance with Laws and Orders applicable to the Company or any of its subsidiaries or by which the Company or any of its subsidiaries or any of their respective businesses or properties is bound, except where such failure to comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2017, no Governmental Authority has issued any notice or notification to the Company or any of its subsidiaries stating that the Company or any of its Subsidiaries is not in material compliance with any Law, except for such non-compliance as has been remedied or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii)
Since January 1, 2017 neither the Company nor any of its subsidiaries have received any notice, written or oral, of, any alleged violation of or non-compliance with any applicable Laws or disqualification by a Governmental Authority, other than violations or non-compliance that would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b)
Anti-Bribery.   Neither the Company nor any of its subsidiaries and none of their respective directors, officers, supervisors, managers, employees, or agents, current or former, has:

(i)
violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the United States Foreign Corrupt Practices Act and the Corruption of Foreign Public Officials Act (Canada) (and the regulations promulgated thereunder);

(ii)
made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in the United States or Canada, or other jurisdictions in which the Company or any of its subsidiaries has assets, other than in accordance with applicable Laws;

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(iii)
used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or

(iv)
violated or is in violation of any provision of applicable Law relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution, payment or gift was or is prohibited under the foregoing.

(c)
Money Laundering Laws.

(i)
To the Knowledge of the Company, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with: (A) applicable financial recordkeeping and reporting requirements of the money laundering statutes of all applicable jurisdictions; (B) the rules and regulations thereunder; and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”).

(ii)
No action, claim, notice of assessment, suit or proceeding by or before any commission, court, Governmental Authority, arbitrator or non-Governmental Authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(d)
Expropriation.   No part of the property or assets of the Company or any of its subsidiaries has been taken, condemned, or expropriated by any Governmental Authority nor has any written notice or proceeding in respect thereof been given or commenced nor does the Company or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

(e)
Permits.

(i)
Schedule 1.5(e) of the Company Disclosure Letter sets forth a list of all Company Permits, which Company Permits (A) are held by Company and/or its subsidiaries and (B) are all the Permits necessary to operate their respective businesses as currently conducted on the date of this Agreement, except for any Company Permits for which the failure to obtain or hold would not, individually or in the aggregate, have a Company Material Adverse Effect. No suspension or cancellation of any Company Permits is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii)
The Company and each of its subsidiaries are and, since January 1, 2017, have been, in material compliance with the terms of all material Company Permits. Neither the transactions contemplated by this Agreement, nor to the Knowledge of the Company, any other event has occurred that, with or without notice or lapse of time or both, would or would reasonably be expected to result in the revocation, suspension, cancellation, lapse or limitation of any Company Permits.

(iii)
Neither the Company nor any of its subsidiaries has received any written notices or other correspondence from any Governmental Authority regarding any circumstances that have existed or currently exist that would lead to a loss, suspension, or modification of, or a refusal to issue any Permits that would reasonably be expected to restrict, curtail, limit, or adversely affect the ability of the Company or any of its subsidiaries to operate their respective businesses.

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1.6 Securities Filings
(a)
Public Reporting Requirements.

(i)
Since January 1, 2017, the Company has timely filed or furnished, as applicable, in all material respects, all reports, prospectuses, schedules, forms, statements or other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished as part of the Company Public Disclosure Record.

(ii)
Each Company filing (or furnishing) with any Securities Authority or Exchange that is part of the Company Public Disclosure Record (A) as of its date, complied as to form in all material respects with the applicable requirements of Securities Laws, the applicable Exchanges, as the case may be, as in effect on the date so filed, (B) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) included, in the case of those which contain annual financial statements, annual financial statements that have been audited by an independent certified public accounting firm.

(iii)
The Company has not received any comments from any Securities Authority with respect to the Company Public Disclosure Record that have not been resolved and that are not contained in the Data Room Information. None of the Company’s subsidiaries is required to file or furnish any forms, reports or other documents with any Securities Authority.

(iv)
The Company is not subject to continuous disclosure or other public reporting requirements under any Securities Laws outside of the United States and Canada. None of the Company’s subsidiaries are subject to continuous disclosure or other disclosure requirements under any Securities Laws.

(v)
Since January 1, 2017, the Company has not filed or furnished any (A) confidential material change report (which at the date of this Agreement remains confidential) or (B) other confidential filings (including redacted filings other than Company Material Contracts which required redaction), with or to any Securities Authority or any Exchange.

(b)
Reporting Issuer.

(i)
The Company is a “reporting issuer” within the meaning of applicable Securities Laws in the provinces and territories of Canada other than Québec;

(ii)
The Company is not on the list of reporting issuers in default under applicable Securities Laws;

(iii)
No Securities Authority has issued any order preventing or suspending trading of any securities of the Company;

(iv)
The Company has not taken an action to cease to be a reporting issuer in the United States or in any of the provinces or territories of Canada other than Québec; and

(v)
The Company has not received notification from any Securities Authority or Exchange seeking to revoke the reporting issuer status of the Company.

(c)
Investment Company.   The Company is not, and is not required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(d)
Securities Laws Non-Compliance.   There are no current, pending, or, to the Knowledge of the Company, threatened proceedings before any Governmental Authority relating to any alleged non-compliance of the Company with any applicable Securities Laws.

(e)
Stock Exchanges.

(i)
Trading in the Company Common Stock on the Nasdaq or TSX is not currently halted or suspended.

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(ii)
The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq and the TSX.

(iii)
No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Company is pending, in effect, or, to the Knowledge of the Company, threatened or is expected to be implemented or undertaken.

(iv)
To the Knowledge of the Company, the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any order or restriction.

(f)
Audit.   To the Knowledge of the Company, neither the Company nor any of the Company Public Disclosure Record is the subject of an ongoing audit, review, comment or investigation by any Securities Authority or Exchange.

1.7 Financial Statements
(a)
Financial Statements.

(i)
Each of the consolidated financial statements (including, in each case, any notes thereto) of the Company contained in the Company Public Disclosure Record (collectively, the “Company Financial Statements”) (A) comply (or will comply) as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (B) were prepared (or will be prepared) in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (C) fairly present (or will fairly present) the consolidated financial position of the Company and its consolidated subsidiaries in accordance with U.S. GAAP at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by U.S. GAAP, and the applicable rules and regulations of the SEC.

(ii)
The Company does not intend to correct or restate, nor to the Knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the Company Financial Statements.

(iii)
Since January 1, 2017, the financial books, records and accounts of the Company and each of its subsidiaries: (A) have been maintained in in all material respects in accordance with U.S. GAAP; (B) are stated in reasonable detail; (C) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and its subsidiaries; and (D) accurately and fairly reflect in all material respects the basis of the Company Financial Statements.

(iv)
Since January 1, 2017, none of the Company, any of its subsidiaries or any director, officer, employee, and to the Knowledge of the Company, auditor, accountant or representative of the Company, has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including:

(A)
any complaint, allegation, assertion, or claim that the Company or any of its subsidiaries has engaged in questionable accounting or auditing practices; or

(B)
any expression of concern from its employees regarding questionable accounting or auditing matters.

(v)
Since January 1, 2017, there has been no material change in the Company’s accounting policies or practices, except as described in the notes to the Company’s Financial Statements.

(b)
No Undisclosed Liabilities.   Neither the Company nor any of its subsidiaries has any outstanding Liabilities and is not party to or bound by any suretyship, guarantee, indemnification or

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assumption agreement, or endorsement of, or any other similar commitment with respect to such Liabilities of any person, other (i) than those specifically identified in the Company Financial Statements, or such as may have been incurred in the ordinary course of business consistent with past practice since the Company Balance Sheet Date, (ii) those that are incurred in connection with the transactions contemplated by this Agreement, or (iii) those which have not had and are not reasonably expected to have a Company Material Adverse Effect.
(c)
Internal Controls.

(i)
The Company and each of its subsidiaries has established and maintains a system of internal controls over financial reporting, including “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the U.S. Exchange Act) that complies in all material respects with the requirements of the U.S. Exchange Act and is sufficient to provide reasonable assurance (A) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, (B) that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its subsidiaries’ assets that could have a material effect on the Company’s Financial Statements.

(ii)
The annual and interim certifications filed by the Company as part of the Company Public Disclosure Record have been true and accurate. To the Knowledge of the Company, there is and there has been no fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of the Company.

(iii)
To the Knowledge of the Company: (A) as at December 31, 2017, there are no material weaknesses in the design and implementation or maintenance of internal controls over financial reporting of the Company that are reasonably likely to adversely affect the ability of the Company to record, process, summarize and report financial information; and (B), since December 31, 2017, there have been no changes in the Company’s internal controls over financial reporting.

(d)
Disclosure Controls and Procedures.   The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the U.S. Exchange Act) are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the applicable Securities Laws is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the applicable Securities Laws, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the applicable Securities Laws with respect to such reports. The Company has not identified: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

(e)
Off-Balance Sheet Arrangements.   Since January 1, 2017, neither the Company nor any of its subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements”

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(as defined in Item 303(a) of Regulation S-K under the U.S. Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or any of its subsidiaries in the Company Public Disclosure Record.
(f)
Sarbanes-Oxley Compliance.   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the U.S. Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company Public Disclosure Record, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Company nor any of its subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the U.S. Exchange Act) of the Company or any of its subsidiaries. The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the Exchanges.

(g)
Derivative Transactions.   Neither the Company nor any of its subsidiaries have any material Liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate-transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

1.8 Intentionally Omitted
1.9 Absence of Certain Changes or Events
Except as disclosed in the Company Public Disclosure Record, since December 31, 2017:
(a)
the Company and its subsidiaries have conducted their respective businesses only in the ordinary course of business and consistent with past practice;

(b)
no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had or is reasonably likely to have a Company Material Adverse Effect has been incurred;

(c)
there has not been any event, condition, change, effect, circumstance or occurrence which has had or is reasonably likely to give rise to a Company Material Adverse Effect;

(d)
there has not been any redemption, repurchase or other acquisition of Company Equity Securities, or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, shares or property) with respect to the Company Common Stock;

(e)
there has not been a material change in the level of accounts receivable or payable, inventories or employees, other than those changes in the ordinary course of business consistent with past practice;

(f)
there has not been any entering into, or an amendment of, any Material Contract other than in the ordinary course of business consistent with past practice;

(g)
there has not been any satisfaction or settlement of any material claims or material liabilities that were not reflected in Company’s audited financial statements, other than the settlement of claims or liabilities incurred in the ordinary course of business consistent with past practice; and

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(h)
except for ordinary course adjustments, there has not been any increase in the salary, bonus, or other remuneration payable to any officers or senior or executive officers of the Company or any of its subsidiaries.

1.10 Employees and Benefits
(a)
Schedule 1.10(a) of the Company Disclosure Letter contains a true, correct and complete list of each Company Plan. The Company has made available to Purchaser true, correct and complete copies of  (i) each Company Plan document, including any amendments thereto and in the case of unwritten Company Plans, written descriptions thereof, (ii) the three most recent annual reports (Form 5500 series or local law equivalent) required to be filed with the IRS with respect to each Company Plan (if any such report was required) and the three most recent actuarial valuations or similar reports with respect to each Company Plan for which such report is available, (iii) the most recent IRS determination or opinion letter received with respect to each Company Plan, (iv) the most recent summary plan description for each Company Plan for which such summary plan description is required together with any summary or summaries of material modifications thereto, and any material written descriptions of any Company Plan provided to employees or former employees that are effective as of the date of this Agreement, (v) each trust agreement, insurance or group annuity contract or other funding vehicle relating to any Company Plan, (vi) each employee handbook that is in effect as of the date of this Agreement, (vii) annual compliance test reports for the three most recent plan years with respect to each Company Plan for which such annual compliance tests are required and (viii) all Contracts relating to any Company Plan that are in effect as of the date of this Agreement, including service provider agreements, insurance contracts, investment management agreements, and record-keeping agreements, (ix) compliance statements, closing agreements, or similar materials specific to such Company Plan, and pending requests relating to any of the foregoing, (x) all internal administration and third party administrator reports within the past two years, and any reports within the past five years of internal or external governance reviews, examinations, inspections or regulatory audits, in each case relating to a Company Plan (xi) any material correspondence with any Governmental Authority within the last three years, (xii) any written policies or procedures used in the administration of such Company Plan; (xiii) any 280G calculation prepared (whether or not final) with respect to any employee, director or independent contractor of the Company in connection with the actions and transactions contemplated by this Agreement (together with the underlying documentation on which such calculation is based).

(b)
Each Company Plan has been, in all respects, maintained and administered in material compliance with its terms and applicable Laws, including ERISA and the Code, as applicable. Each Company Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has at all times since its adoption been so qualified, and each trust which forms a part of any such plan has at all times since its adoption been tax-exempt under Section 501(a) of the Code. Each Company Plan intended to be qualified under Section 401(a) of the Code, and the trust, (if any) forming a part thereof, has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to affect adversely the qualified status of any such Company Plan. There are no pending, or to the Knowledge of the Company, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any Company Plan or any trust related thereto. No Company Plan is, or within the last six (6) years has been the subject of any Legal Action and, to the Knowledge of the Company, no Legal Action is threatened or anticipated with respect to such plan. The Company has satisfied all material reporting and disclosure requirements under the Code and ERISA and all other Laws that are applicable to the Company Plans. None of the assets of any Company Plan include any capital stock or other securities issued by the Company or any of its affiliates. None of the Company Plans is presently under audit or examination by the Internal Revenue Service, the Department of Labor or any other Governmental Authority, and, to the Knowledge of the Company, no such audit or examination has been threatened. The Company has not terminated any Company Plan or taken any action with respect thereto that would result in a Lien on any of the assets or properties of the Company.

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(c)
Neither the Company nor any ERISA Affiliate maintains, contributes to, participates in or has an obligation to contribute to or any Liability in respect of  (i) a multiemployer plan within the meaning of Section 3(37) of ERISA or (ii) a pension plan that is subject to Title IV of ERISA or Section 412 of the Code nor has the Company or any ERISA Affiliate maintained, contributed to, participated in or had any obligation to contribute to or any Liability in respect of such plan within the six year period immediately preceding the date hereof. Neither the Company nor any of its subsidiaries, nor to the Knowledge of the Company, any party-in-interest or disqualified individual in respect of any Company Plan, has committed any “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Company Plan that has subjected or is reasonably expected to subject the Company to a tax or penalty pursuant to Section 502 of ERISA or Section 4975 of the Code or any other liability with respect thereto. Each Company Plan and any related contracts may be amended or terminated without penalty other than the payment of benefits, fees or charges accrued or incurred through the date of termination.

(d)
Except as required under COBRA (or a similar state law), no Company Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement or other termination of employment.

(e)
Except as set forth in Schedule 1.10(e) of the Company Disclosure Letter, and except for payments due as a result of the vesting acceleration or termination of Company RSUs or Company Options, the signing of this Agreement or the consummation of the transactions contemplated under the Agreement will not, either alone or in combination with another event, (i) entitle any employee, director, officer or independent contractor of the Company or any of its subsidiaries to severance pay or any other similar payment, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Company Plan, (iv) otherwise give rise to any material liability under any Company Plan, (v) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time or (vi) result in any payment that would constitute an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code) to any current or former employee, director, officer or independent contractor of the Company or any of its subsidiaries or that would be required to be included by any current or former employee, director, officer or independent contractor of the Company or any of its subsidiaries or affiliates in gross income under Code Section 409A(a)(1)(A) as a result of a violation of Code Section 409A. Schedule 1.10(e) sets forth a true, correct and complete list of any amount and type of any payment, acceleration, increase, vesting, liability or funding referred to in the immediately preceding sentence with respect to such current or former employee, director, officer or independent contractor. The Company does not have an obligation to gross-up, indemnify or otherwise reimburse any current or former service provider to the Company or its affiliates for any tax incurred by such service provider pursuant to Sections 280G or 409A of the Code.

(f)
To the Knowledge of the Company, the Company has properly classified for all Tax, insurance, workers compensation and benefit plan eligibility purposes all employees, leased employees, consultants, partners and independent contractors, and has withheld and paid all applicable Taxes to the extent it is required to do so, and made all appropriate Tax filings in connection with services provided by such persons.

(g)
No Company Plan is maintained or sponsored primarily for the benefit of current or former employees or service providers located outside of the United States or is subject to the Laws of a jurisdiction other than the United States, and the Company does not have any obligation to provide for statutorily mandated benefits in a jurisdiction outside of the United States.

(h)
Each arrangement that constitutes “non-qualified deferred compensation” within the meaning of Code Section 409A has been in operational and documentary compliance with or is otherwise exempt from Code Section 409A since the applicable deadline for such compliance with or exemption from Code Section 409A.

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(i)
Neither the Company, its subsidiaries nor any of their ERISA Affiliates are subject to any legal, contractual, equitable, or other obligation to (i) establish as of any date any Plan of any nature or (ii) continue any Plan of any nature including any Company Plan (or to continue their participation in any such Plan, policy or practice) on or after the date hereof. To the Knowledge of the Company, neither the Company, its subsidiaries nor any of their ERISA Affiliates have made any representations or communications (directly or indirectly, orally, in writing or otherwise) with respect to participation, eligibility for benefits, vesting, benefit accrual coverage or other material terms of any Company Plan to any employee, beneficiary or other Person other than those which are in accordance with the terms and provisions of each such plan as in effect immediately prior to the Closing Date.

(j)
The Company and its subsidiaries are in compliance in all material respects with all applicable requirements of the Patient Protection and Affordable Care Act of 2010, as amended, and all regulations thereunder (together, the “ACA”), including all requirements relating to eligibility waiting periods and the offer of or provision of minimum essential coverage that is compliant with Section 36B(c)(2)(C) of the Code and the regulations issued thereunder to full-time employees as defined in Section 4980H(b)(4) of the Code and the regulations issued thereunder. No material excise tax or penalty under the ACA, including Section 4980H of the Code, is outstanding, has accrued, or has arisen with respect to any period prior to the Closing, with respect to any Company Plan.

(k)
Employees and Contractors.   Schedule 1.10(k) of the Company Disclosure Letter contains a list of each employee of the Company (“Company Employee”) and each independent contractor who currently provides services to the Company (“Company Contractor”), together with each Company Employee and Company Contractor’s position or function, date of hire or engagement, annual base salary or fees, as applicable, any incentive or bonus arrangement, any banked time or vacation pay entitlement, status, if applicable (exempt vs. non-exempt, full-time or part-time) and leave status, if applicable (type, duration and expected return date).

(l)
Employment Law Matters.   The Company and each of its subsidiaries is, and has been since January 1, 2015, in material compliance with all applicable Laws and agreements respecting hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee health and safety, privacy, workers’ compensation, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll Taxes, and immigration with respect to Company Employees and Company Contractors, as applicable, and to the Knowledge of the Company, there is no Legal Action, including actions, complaints and grievances, outstanding or threatened by Company Employees or Company Contractors.

The Company has paid any wages, salaries, shift premiums, overtime pay, vacation pay, fees, bonuses, commissions, and any other compensation that has become due and payable to Company Employees and Company Contractors pursuant to any applicable Law, contract, or policy. The Company has in good faith classified each person who has performed services for the Company as an overtime exempt or non-exempt employee or as an independent contractor.
The Company has no outstanding liability under any mass layoff provisions of applicable employment standards legislation, or similar applicable Law with respect to employee layoffs implemented in the last three (3) years. The Company has complied with all government and employee notification requirements thereunder.
(m)
Labor.   Since January 1, 2015, to the Knowledge of the Company, none of the Company Employees have been represented by any labor organization, work counsel or union. Neither the Company nor any of its subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, trade union or employee association with respect to any of its or their operations. No labor organization, work council, trade union or employee association has filed or to the Knowledge of the Company, threatened to file any application or petition for certification or recognition or threatened to do so in the last

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three years. To the best of the Knowledge of the Company, no union organizing, certification or related or successor employer activities or applications are underway or threatened and no such activities or applications have occurred in the last three years. Since January 1, 2015, there have been no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law, except for any of the foregoing which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries will incur any notice, information, consultation, consent or similar obligations with respect to any labor union, works council or other employee representative body in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.
1.11 Material Contracts
(a)
Contracts.   For purposes of this Agreement, “Company Material Contract” shall mean any Contract that, as of the date hereof, is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), whether or not filed by the Company with the SEC. The Data Room Information contains, or the Company has filed on EDGAR, true, correct and complete copies of all Company Material Contracts, including any material amendments thereto.

(b)
Binding Obligations; Compliance.

(i)
All the Company Material Contracts are valid and binding on the Company or its applicable subsidiary and the other party thereto, enforceable against it in accordance with its terms, subject to any Enforceability Limitations, and are in full force and effect.

(ii)
Except as set forth in Schedule 1.11(b) of the Company Disclosure Letter, the Company or the applicable subsidiary of the Company has performed in all material respects all respective obligations required to be performed by it to date under each Company Material Contract.

(iii)
Except as set forth in Schedule 1.11(b) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract.

(iv)
As of the date hereof, neither the Company nor any of its subsidiaries has received written notice that any party to a Company Material Contract intends to cancel, terminate or otherwise modify or not renew such Company Material Contract, and to the Knowledge of the Company, no such action has been threatened.

(v)
Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party is in breach (with or without the lapse of time or the giving of notice, or both), or has received written notice of breach, of any Company Material Contract.

1.12 Litigation
Except as disclosed in the Company Public Disclosure Record, there are no Legal Actions pending or, to the Knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or assets (including matters arising under Environmental Laws), or, to the Knowledge of the Company, against any executive officer or current director of the Company or any of its subsidiaries in their capacities as such, nor are there any events or circumstances that would reasonably be expected to give rise to any such Legal Actions, and neither the Company nor any of its subsidiaries is subject to any outstanding Order, in each case, except such Legal Actions that: (a) do not involve an amount in controversy in excess of  $250,000; (b) do not seek injunctive or other non-monetary relief that would reasonably be expected to have a Company Material Adverse Effect; and (c) would not, if adversely determined, have a Company Material Adverse Effect or prevent or materially delay the consummation of the Merger.
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1.13 Environmental Matters
Except for matters that, individually or in the aggregate, would not have or would not be reasonably expected to have a Company Material Adverse Effect:
(a)
the Company and its subsidiaries are, and have been, in compliance with all Environmental Laws, including with respect to tailings ponds, which compliance includes the possession, maintenance of, and compliance with, and the timely application for renewal of, all Environmental Authorizations required under applicable Environmental Laws for the operation of the business of the Company and its subsidiaries as currently conducted, and to lease, own, use and operate their properties (including the Company Properties) and assets as they are currently used and operated;

(b)
except as disclosed in Schedule 1.13(b) of the Company Disclosure Letter, to the Knowledge of the Company there has been no Release of any Hazardous Substances into the Environment as a result of the operations or activities of the Company or its subsidiaries at (1) any of the Company Properties or (2) any properties formerly owned or operated by the Company or its subsidiaries, in each case that could reasonably be expected to result in any Liability to the Company or any of its subsidiaries under any Environmental Law or result in the imposition of a Lien on, or the expropriation of, any Company Property or any of the assets of the Company or its subsidiaries;

(c)
except in compliance with Environmental Laws, neither the Company nor its subsidiaries have used the Company Properties to generate, manufacture, refine, treat, recycle, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances. To the Knowledge of the Company, all Hazardous Substances handled, recycled, disposed of, treated or stored on or off site of the Company Properties (or any properties formerly owned or operated by the Company or its subsidiaries) by the Company or its subsidiaries have been and are currently being handled, recycled, disposed of, treated and stored in material compliance with all Environmental Laws;

(d)
except in compliance with Environmental Laws and all Environmental Authorizations, to the Knowledge of the Company, neither the Company nor its subsidiaries has treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location that is:

(i)
listed on any list of hazardous sites or sites requiring Remedial Action issued by any Governmental Authority or any similar federal, tribal, state or provincial lists;

(ii)
proposed for listing on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action, or any similar federal, tribal, state or provincial lists; or

(iii)
the subject of enforcement actions by any Governmental Authority that creates the reasonable potential for any proceeding, action, or other claim against the Company or its subsidiaries.

(e)
no capital expenditures are presently contemplated, proposed or required to be incurred by the Company or any of its subsidiaries for the purpose of responding to an environmental clean-up or investigation to comply with Environmental Law, except in the ordinary course of business consistent with past practice and as reflected in the Company’s most recent Company Financial Statements and except for reclamation and closure liabilities listed on Schedule 1.13(h), and neither the Company nor any of its subsidiaries is subject to any proceeding, application, order or directive that relates to environmental, health or safety matters and may require material work, repairs, construction or expenditures;

(f)
neither the Company nor any of its subsidiaries has received notice of any pending Legal Action pending, and, to the Knowledge of the Company, there is no Legal Action threatened against the Company or any of its subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under any Environmental Law and the Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice or Legal Action, including with respect to any tailings ponds;

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(g)
to the Knowledge of the Company, there are no changes in the status, terms or conditions of any Environmental Authorization held by the Company or any of its subsidiaries or any renewal, modification, revocation, reassurance, alteration, transfer or amendment of any such environmental approvals, consents, waivers, permits, orders and exemptions, or any review by, or approval of, any Governmental Authority of such environmental approvals, consents, waivers, permits, orders and exemptions that are required in connection with the execution or delivery of this Agreement, the consummation of the transactions contemplated herein or the continuation of the business of the Company or any its Subsidiaries following the Effective Time;

(h)
the Company and its subsidiaries have made available to the Purchaser all material audits, assessments, investigation reports, studies, plans, regulatory correspondence and similar information with respect to environmental matters;

(i)
except as required under the Company Permits and disclosed in Schedule 1.13(h) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is subject to, and there is no basis for, any Liability relating to:

(i)
the restoration or rehabilitation of land, water or any other part of the Environment;

(ii)
mine closure, reclamation, remediation or other post-operational requirements; or

(iii)
noncompliance with Environmental Laws;

(j)
the Company and its subsidiaries have evaluated their restoration, rehabilitation, mine closure, reclamation, remediation, and other post-operational obligations, have materially complied with all requirements under Environmental Laws and applicable Environmental Authorizations respecting those obligations, and the Company reasonably believes it has sufficient financial assurance in place to satisfy those obligations. A true, correct, and complete list of all financial assurance mechanisms (including their amounts) posted or provided by the Company or any of its subsidiaries to comply with Environmental Laws and Environmental Authorizations is set forth on Schedule 1.13(i) of the Company Disclosure Letter. Neither the Company nor any of its subsidiaries has received any notice from Governmental Authorities indicating that such financial assurance is or may be insufficient to satisfy the requirements of Environmental Laws, Environmental Authorizations, or any applicable closure or reclamation plans; and

(k)
to the Knowledge of the Company, no site or facility now or previously owned, operated or leased by the Company or its subsidiaries is:

(i)
listed, or proposed for listing, on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action, including CERCLA; or

(ii)
is the subject of Remedial Action; or

(iii)
subject to any past or present fact, condition or circumstance that could reasonably be expected to result in liability under and Environmental Law.

1.14 Real Property and Personal Property
(a)
Real Property.

(i)
Schedule 1.14(a)(i) of the Company Disclosure Letter sets forth a true, correct, current and complete list of all of the real property, excluding any mining claims, owned in fee by the Company and its subsidiaries (the “Company Owned Real Property”).

(ii)
Schedule 1.14(a)(ii) of the Company Disclosure Letter sets forth a true, correct, current and complete list of all of the real property, excluding any mining claims, leased or subleased (including a description of the leases and subleases) by the Company and its subsidiaries (the “Company Leased Real Property” and together with the Company Owned Real Property, the “Company Properties”).

(iii)
The Company or one or more of its subsidiaries has good and marketable fee simple title to the Company Owned Real Property and the Company or one of its subsidiaries has a valid

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and subsisting leasehold or subleasehold estate in all of the Company Leased Real Property, in each case free and clear of all Liens other than Company Permitted Liens, payment and work obligations under the Company Real Property Leases and the royalty agreements disclosed in Schedule 1.14(a)(iii) of the Company Disclosure Letter (the “Company Royalty Agreements”).
(iv)
The Company Royalty Agreements are in good standing and neither the Company nor any of its subsidiaries is in breach of, or default under, or has received written notice of any breach of, or default under, the Company Royalty Agreements and to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default under any such Company Royalty Agreement by any other party thereto. Other than as disclosed in Schedule 1.14(a)(iii) of the Company Disclosure Letter, no person other than the Company and its subsidiaries has any interest in the Company Owned Real Property or Company Leased Real Property or the production or profits therefrom or any royalty in respect thereof or any right to acquire any such interest.

(v)
Neither the Company nor any of its subsidiaries (i) currently leases all or any part of the Company Owned Real Property to any third party or (ii) has received written notice of any pending, and to the Knowledge of the Company there is no threatened, condemnation proceeding with respect to any of the Company Owned Real Property.

(vi)
With respect to the Company Leased Real Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all leases under which the Company or one of its subsidiaries leases or subleases any Company Leased Real Property (the “Company Real Property Leases”) are valid, in good standing and in full force and effect and constitute binding obligations of the Company or one of its subsidiaries and the counterparties thereto, in accordance with their respective terms, subject to the Enforceability Limitations, (b) neither the Company nor any of its subsidiaries is in breach of or default under, or has received written notice of any breach of or default under, any Company Real Property Lease, and to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default under any such Company Real Property Lease by any other party thereto, and (c) all authorizations, licences, permits, certificates, registrations, consents or approvals of, or filing with, or notification to, any Governmental Authority regarding the use of the Company Leased Real Property comply with the terms of the Company Real Property Leases.

(vii)
Neither the Company nor any of its subsidiaries has assigned, pledged, mortgaged, hypothecated or otherwise transferred its interest in any Company Real Property Lease nor has the Company or any of its subsidiaries entered into (as a grantor) with any other Person (other than another wholly-owned subsidiary of the Company) any sublease, license or other agreement that is material to the Company and its subsidiaries, taken as a whole, and that relates to the use or occupancy of all or any portion of the Company Leased Real Property.

(viii)
True, correct, and complete copies of all Company Real Property Leases and, with respect to the Company Owned Real Property, true, correct, and complete copies of all deeds, title insurance policies, and surveys in the possession of the Company with respect thereto have been provided to the Purchaser.

(ix)
Together with the Company Unpatented Claims, the Company Properties constitute all of the real property or rights to real property used or held for use by the Company and its subsidiaries in the operation of its business as presently conducted (the “Company Operations”).

(b)
Personal Property.

(i)
The Company and each of its subsidiaries has good title to, or a valid and binding leasehold interest in, all material personal property (the “Personal Property”) owned or used by it in the Company Operations, free and clear of all Liens other than Company Permitted Liens.

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(ii)
The Personal Property consisting of equipment, machinery, vehicles and other tangible personal property that are material and are used regularly in the operations of the Company and its subsidiaries have been maintained in all material respects in accordance with past practice and generally accepted industry practice, and to the Knowledge of the Company are in good operating condition and repair (ordinary wear and tear excepted).

(iii)
The Personal Property consists of all of the personal property necessary to conduct the Company Operations as they are conducted at the date hereof and as of the Effective Time.

1.15 Mining Claims
(a)
Intentionally Omitted.

(b)
Schedule 1.15(b) of the Company Disclosure Letter sets forth a true, correct, and complete list of all unpatented mining claims (including any and all lode, placer, mill site and tunnel site claims) owned, leased, subleased or optioned by the Company or any of its subsidiaries (“Company Unpatented Claims”) and identifies which entity holds each such claim or site. Neither the Company nor any of its subsidiaries currently lease any Company Unpatented Claims to any third party.

(c)
With respect to the Company Unpatented Claims:

(i)
Subject to the paramount title of the United States of America, and statutory rights of third parties to use the surface of the Company Unpatented Claims and the rights of any lessees of leasable minerals granted by the applicable Governmental Authority pursuant to applicable Laws within the boundaries of the lands covered by the Company Unpatented Claims, the Company or one of its subsidiaries is the sole owner of each Company Unpatented Claim owned by the Company or one of its subsidiaries, free and clear of all Liens, except for Company Permitted Liens.

(ii)
To the Knowledge of the Company, each Company Unpatented Claim was validly located, recorded and filed with all appropriate Governmental Authorities, and the monuments of location for the Company Unpatented Claims are on federal public land open for appropriation by mineral location.

(iii)
All affidavits of assessment work or applicable holding fees in lieu thereof paid and all other filings required to maintain the Company Unpatented Claims in good standing have been properly and timely made, recorded or filed with appropriate Governmental Authorities

(iv)
The Company makes no representation or warranty as to (a) the existence of a discovery of valuable minerals for any of the Company Unpatented Claims, (b) whether the Company or any of its subsidiaries has maintained pedis possessio rights with respect to the Company Unpatented Claims; or (c) whether any mill sites comprising a portion of the Company Unpatented Claims are on ground that is non-mineral in character.

(d)
Schedule 1.15(d) of the Company Disclosure Letter sets forth a true, correct, and complete list of all of the Company Unpatented Claims leased or subleased by the Company and its subsidiaries or which the Company or one of its subsidiaries has the option to acquire (collectively, “Company Leased Claims”) and identifies which entity leases or subleases or has the option to acquire each such Leased Claim. The Company or one or more of its subsidiaries holds a valid and subsisting leasehold or subleasehold interest in, or option agreement covering, each Leased Claim. With respect to each Leased Claim (i) all leases or subleases or option agreements under which the Company or one of its subsidiaries leases or subleases or has the option to acquire any Company Leased Claim are valid and in full force and effect, and constitute binding obligations of the Company or its applicable subsidiary and the counterparties thereto, enforceable against it in accordance with its terms, subject to any Enforceability Limitations; (ii) neither the Company nor any of its subsidiaries is in breach of or default under, or has received written notice of any breach of or default under, any leases or sublease of, or option agreement covering, the Company Leased Claims, and, to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default under any such lease or sublease by any other

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party thereto; (iii) neither the Company nor any of its subsidiaries has assigned, pledged, mortgaged, hypothecated or otherwise transferred any of its interest in the Company Leased Claims nor has the Company or any of its subsidiaries entered into (as a grantor) with any other Person (other than another wholly-owned subsidiary of the Company) any sublease, license or other agreement that relates to the use or occupancy of all or any portion of any Company Leased Claim; and (v) true, correct, and complete copies of all leases and subleases of, or option agreements pertaining to, the Company Leased Claims have been provided to Purchaser.
(e)
With respect to the Company Unpatented Claims:

(i)
Subject to the limitations set forth in Section 1.15(c)(iv) of this Schedule E, the Company or one of its subsidiaries is in exclusive possession or control of the right to develop the minerals that are locatable under the Mining Law of 1872, as amended, located in, on or under the Company Unpatented Claims (other than any mill site claims).

(ii)
The Company or one of its subsidiaries has all surface and access rights, including as applicable fee simple estates, leases, easements, rights of way and permits, or licenses from landowners or Governmental Authorities, permitting the use of land by the Company or its subsidiaries, and other interests that are required for the current state of exploiting the development potential of the Company Unpatented Claims that comprise a portion of the Relief Canyon Project, and no third party or group holds any such rights that would be required to conduct mineral exploration and drilling activities on any of the Company Unpatented Claims that comprise a portion of the Relief Canyon Project.

(iii)
There are no conflicting patented or unpatented claims owned by third parties which overlap with any of the Company Unpatented Claims in a manner that would reasonably be expected to have a Material Adverse Effect.

(iv)
There are no outstanding payment obligations due pursuant to the Property Agreements, and any and all accrued payment obligations thereunder have been satisfied.

(v)
The Company Unpatented Claims are not burdened by any commission, royalty, license fee, net smelter royalty/return/receipt, net profits or net proceeds interests, or any similar payment to any Person except as disclosed in Schedule 1.14(a)(iii) of the Company Disclosure Letter and no payments to third parties are required to use or transfer the Company Unpatented Claims pursuant to applicable Law, except (A) as required under for Company Permits from Governmental Authorities, (B) payments due under any lease or sublease of or option agreement covering any Company Unpatented Claims leased or subleased by the Company and its subsidiaries or which the Company or one of its subsidiaries has the option to acquire (collectively, “Company Leased Claims”), (C) recording fees payable to county recorders in connection with recording documents conveying the Company Unpatented Claims and annually recording confirmation of payment of claim maintenance fees/notices of intent to hold the Company Unpatented Claims, (D) annual claim maintenance fees payable to the BLM, and (E) fees payable to the BLM in connection with filing of Notices of Transfer of Interest with respect to the Company Unpatented Claims.

(vi)
Neither the Company nor any of its subsidiaries is party to any, and to the Knowledge of the Company, there is no, joint venture agreement, shareholder agreement, partnership agreement, voting agreement, powers of attorney, co-ownership agreement, co-tenancy agreements, management agreements or any other existing oral or written agreement of any kind which does or could have any adverse impact whatsoever on record or possessory title to the mineral estate of the Company Unpatented Claims, or the access to, exploration, development or mining of same and no other Person has any interest in the Company Unpatented Claims or any right to acquire or otherwise obtain any such interest, other than any owner, lessor or sublessor of the Company Leased Claims.

(vii)
Intentionally Omitted.

(viii)
There are no options, back-in rights, earn-in rights, rights of first refusal, rights of first offer, pre-emptive rights, off-take rights or similar provisions or rights which could affect the

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Purchaser or any of its subsidiaries’ interest in the Company Unpatented Claims after the Effective Date. There are no restrictions on the ability of the Company or its subsidiaries to use, transfer or exploit the Company Unpatented Claims, except pursuant to applicable Law or any Property Agreement covering any Company Leased Claims.
(ix)
Neither the Company nor any of its subsidiaries has received any notice, whether written or oral from any Governmental Authority or any person with jurisdiction or applicable authority of any revocation or intention to revoke the Company’s or any of its subsidiaries’ interests in the Company Unpatented Claims.

(f)
Information.

(i)
The Company has made available to the Purchaser all material information and data pertaining to the Company Unpatented Claims in its possession, including plans of operation; notices of intent; Company Permits, including those related to exploration drilling, pad and road construction; mining exploration; land and survey records; the existence of minerals within the Company Unpatented Claims, including relevant reserve and resource estimates; metallurgical testwork and sampling data; drill data and assay results; the Property Agreements; any reclamation and bond release information; and all information concerning record, possessory, legal or equitable title to the Company Unpatented Claims which is within its possession or control.

(ii)
The Company or one of its subsidiaries has the right, title, ownership and right to use all information and data pertaining to the Company Unpatented Claims in its possession or Knowledge.

(g)
Mineral Reserves.   The estimated proven and probable mineral reserves and estimated indicated, measured and inferred mineral resources publicly disclosed by the Company have been prepared and disclosed in all material respects in accordance with sound mining, engineering, geoscience and other applicable industry practices, and all applicable Laws. The information provided by the Company to the “qualified persons” (as defined in Canadian National Instrument 43-101 —  Standards of Disclosure for Mineral Projects) in connection with the preparation of such estimates was to the Knowledge of the Company complete and accurate at the time such information was furnished. There has been no material reduction in the aggregate amount of estimated mineral reserves or estimated mineral resources of the Company from the amounts so disclosed.

(h)
Water Rights.   Except as otherwise set forth in Schedule 1.15(h) of the Company Disclosure Letter, to the Knowledge of the Company, the Company or one of its subsidiaries has valid title or leaseholder interest or otherwise holds valid permits for all water rights, water leases and water supply agreements, ditch rights or other interests in water conveyance rights owned or leased by the Company or any of its subsidiaries (“Company Water Rights”) free and clear of all Liens. Neither the Company nor any of its subsidiaries has received from any Governmental Authority or person any notice or claim materially affecting title to the Company Water Rights, including notice of non-use regarding such Company Water Rights.

1.16 Technical Reports
(a)
The Relief Canyon Project constitutes the only material project of the Company for the purposes of NI 43-101.

(b)
The Company Technical Report complied in all material respects with the requirements of NI 43-101 at the time of filing thereof and to the Knowledge of the Company reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the report was prepared.

(c)
The Company made available to the authors of the Company Technical Report, prior to the issuance thereof, for the purpose of preparing such report, substantially all information requested by them, and none of such information contained any material misrepresentation at the time such information was so provided.

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(d)
Intentionally Omitted.

(e)
All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Company Public Disclosure Record are reasonable and appropriate.

(f)
The estimates of mineral resources and mineral reserves as described in the Company Public Disclosure Record comply in all material respects with NI 43-101.

(g)
The information set forth in the Company Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Company and its consultants in accordance with methods generally applied in the mining industry and conforms to the requirements of NI 43-101 and, in all material respects, to applicable Securities Laws.

(h)
The Company is in compliance in all material respects with the provisions of NI 43-101 and has filed all technical reports required thereby.

1.17 Taxes
(a)
Tax Returns and Payment of Taxes.   The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company’s financial statements included in the Company SEC Documents (in accordance with GAAP). The Company’s most recent financial statements included in the Company SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company’s most recent financial statements included in the Company SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice.

(b)
Withholding.   The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, shareholder, or other party (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.

(c)
Liens.   There are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the Company SEC Documents.

(d)
Tax Deficiencies and Audits.   There are no waivers or extensions of any statute of limitations currently in effect with respect to assessment or collection of any material Taxes due from the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.

(e)
Tax Jurisdictions.   No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

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(f)
Tax Rulings.   Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(g)
Consolidated Groups, Transferee Liability, and Tax Agreements.   Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis, other than a group of which the Company or any Subsidiary is or was the common parent; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).

(h)
Intentionally Omitted.

(i)
Section 355.   Within the last two years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(j)
Reportable Transactions.   Neither the Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

(k)
Publicly Traded Status.   The Company Common Stock is currently, and shall be on the Closing Date, “regularly traded” on an established securities market within the meaning of Section 897 of the Code and Treasury Regulation Section 1.897-9T(d). Other than as disclosed in Schedule 1.17 of the Company Disclosure Letter, to the Knowledge of the Company, no Company Stockholder who is a “foreign person” as defined in Section 1445(f)(3) holds or has held more than 5% of the Company Common Stock at any time during the 5-year period ending on the Closing Date.

1.18 Data Privacy and Security
(a)
The Company has administrative, technical and physical safeguards (including monitoring compliance with such safeguards) to protect the confidentiality, privacy and security of Personal Information and the systems, technology and networks that process Personal Information (the “Company Information Security”). The Company has produced to the Purchaser true, correct and complete copies of all written policies and procedures related to the Company Information Security.

(b)
To the Knowledge of the Company, in the two years prior to the date hereof, the Company has not experienced: (i) any unauthorized processing of Personal Information in the possession, custody or control of any of the Company; or (ii) any unauthorized processing by a third party of Personal Information processed for or on behalf of the Company. The Company has not knowingly acted in a manner, is not aware of any incident, that would trigger an obligation to notify any person or Governmental Authority under any Laws or Contract.

(c)
The Company is in material compliance with (i) all Laws related to Personal Information; (ii) all policies, procedures, processes, statements or notices related to Personal Information to the extent such policies, procedures, processes, statements or notices are legally binding or give rise to legally-enforceable duties; and (iii) each Contract related to processing (“Privacy Legal Requirements”).

(d)
No Person has commenced or to the Knowledge of the Company threatened within the past five (5) years any Legal Action or other written complaint, audit, proceeding, claim or investigation arising from or relating to processing Personal Information by, for or on behalf of the Company.

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(e)
The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein shall not cause, constitute or result in a breach or violation any Privacy Legal Requirement, any policy, procedure, process, statement or notice of the Company as it currently exists or as it existed at any time during which any Personal Information was processed by or on behalf of the Company.

1.19 Intellectual Property
(a)
Schedule 1.19(a) of the Company Disclosure Letter sets forth a true, correct, and complete list of all Intellectual Property owned by the Company and its subsidiaries. The Company or a subsidiary of the Company owns (free and clear of any Liens), or possesses valid rights to use, all Intellectual Property necessary to conduct the Company Operations, and to lease, own, use and operate its properties (including the Company Properties) and assets as currently leased and operated.

(b)
To the Knowledge of the Company, no Third Party is currently infringing or misappropriating any material Intellectual Property owned by the Company or any of its subsidiaries. To the Knowledge of the Company, neither the Company nor any of its subsidiaries has infringed or misappropriated any Intellectual Property of any Third Party or received any material written claim of infringement or misappropriation of any Intellectual Property of any Third Party.

1.20 Insurance
(a)
True, correct and complete copies of  (i) all current policies or binders of reclamation, fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors and officers’ liability, fiduciary liability and other casualty and property insurance maintained by the Company and its subsidiaries and relating to the assets, business, operations, employees, officers and directors of the Company and its subsidiaries (collectively, the “Company Insurance Policies”) have been provided to Purchaser. The Insurance Policies are in full force and effect.

(b)
Neither the Company nor any of its subsidiaries has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Company Insurance Policies. The Company has paid or caused to be paid all premiums due on such Company Insurance Policies in accordance with the payment terms of each Company Insurance Policy. The Company Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company or any of its subsidiaries. All such Company Insurance Policies (a) are valid and binding in accordance with their terms; (b) are, to the Knowledge of the Company, provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. To the Knowledge of the Company, there are no claims related to the business of the Company or its subsidiaries pending under any such Company Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights.

(c)
Neither the Company nor any of its subsidiaries is in default under, and none of them has otherwise failed to comply with, in any material respect, any provision contained in any such Company Insurance Policy.

(d)
The Company Insurance Policies are reasonable and prudent policies appropriate for the size, nature and scope of development of the Company and sufficient for compliance with all applicable Laws and Contracts to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, and all premiums payable prior to the date hereof under each Company Insurance Policy have been paid.

(e)
Since January 1, 2017, there has been no denial, rejection, or dispute of material claims by the Company’s or its subsidiaries’ insurers or as to which any such insurer has either: (A) made any reservation of rights; or (B) refused to cover all or any material portion of such claims.

(f)
All proceedings covered by any Company Insurance Policy have been reported properly and in a timely manner to and accepted by the applicable insurer.

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1.21 Proxy Statement and Form F-4
(a)
The Proxy Statement shall not at the time of the mailing of the Proxy Statement to the holders of Company Stock, at the time of the Company Meeting, or at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by the Company with respect to information supplied by or related to, or the sufficiency of disclosures related to, the Purchaser. The Proxy Statement shall comply as to form in all material respects with the requirements of the Securities Laws.

(b)
None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Form F-4 will, at the time the Form F-4 is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

1.22 Insolvency
(a)
No act or proceeding has been taken by or against the Company or any of its subsidiaries in connection with the:

(i)
dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any of its subsidiaries; or

(ii)
appointment of a trustee, receiver, manager or other administrator of the Company or any of its subsidiaries or any of its properties or assets,

nor, to the Knowledge of the Company, is any such act or proceeding threatened.
(b)
Neither the Company nor any of its subsidiaries has sought protection under the Bankruptcy Reform Act of 1978, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation.

1.23 Restrictions on Business Activities
Other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, (i) the right or ability of the Company or its subsidiaries to conduct its business in all material respects as it has been carried on prior to the date hereof; (ii) any acquisition of property by the Company or any of its subsidiaries; or (iii) any business practice of the Company or any of its subsidiaries.
1.24 Intentionally Omitted
1.25 Aboriginal Matters
(a)
Intentionally Omitted.

(b)
Since January 1, 2017, neither the Company nor any of its subsidiaries has received any written or oral notice of any Aboriginal Claim which relates to, affects, or could reasonably be expected to affect or impair the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

(c)
To the Knowledge of the Company, since January 1, 2017, no Aboriginal Claim has been threatened by any Aboriginal Peoples which relates to, affects, or could reasonably be expected to affect or impair, the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

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(d)
There are no current, pending or, to the Knowledge of the Company, threatened Aboriginal Claims that could reasonably be expected to prevent or impair the exploration, development, construction and operation of the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

(e)
Since January 1, 2017, no Aboriginal blockade, occupation, illegal action or on-site protest has occurred or, to the Knowledge of the Company, has been threatened in connection with the activities on the Company Properties.

(f)
There is no memorandum of agreement, exploration, impact and benefit or any other agreement between the Company or any of its subsidiaries and any Aboriginal Peoples respecting the Company Properties.

(g)
No Aboriginal Information has been received by the Company or any of its subsidiaries which would reasonably be expected to have a Company Material Adverse Effect.

1.26 Intentionally Omitted
1.27 Brokers
Except as disclosed on Schedule 1.27 of the Company Disclosure Letter, none of the Company, any of its subsidiaries or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Agreement.
1.28 Fairness Opinions
(a)
The Board has received the Company Board Fairness Opinion.

(b)
A true, correct and complete copies of the engagement letters between the Company and the Company Board Financial Advisor have been made available to the Purchaser.

(c)
The Company has made true and complete disclosure to the Purchaser of all fees, commissions or other payments that may be incurred pursuant to the engagement of the Company Board Financial Advisor or otherwise be payable to the Company Board Financial Advisor.

(d)
Except for fees payable to the Company Board Financial Advisor pursuant to the engagement letter referenced in subsection (c), neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

1.29 Company Board Approval
(a)
The Company Board, at a meeting duly called and held, upon consultation with legal and financial advisors, has unanimously determined that the Merger is in the best interests of the Company and the Company Stockholders.

(b)
The Company Board has unanimously:

(i)
approved the:

(A)
execution, delivery, and performance of this Agreement; and

(B)
transactions contemplated by this Agreement; and

(C)
resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the Company Stockholders; in each case, in accordance with the Laws of the State of Nevada.

(c)
No action has been taken to amend or supersede such determinations, resolutions or authorization of the Company Board.

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1.30 Arrangements with Securityholders
Except as set forth in the Company Public Disclosure Record, other than the Purchaser Support Agreements, this Agreement and the Debenture, the Company does not have any material agreement, arrangement or understanding (whether written or oral) with any:
(a)
shareholder of the Purchaser;

(b)
interested party of the Purchaser; or

(c)
any joint actor with any such persons,

(and for this purpose, the terms “interested party” and “joint actor” shall each have the meaning ascribed to such terms in Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions), in respect of the Purchaser or any of its securities, businesses or operations. Further, except as disclosed on Schedule 1.29 of the Company Disclosure Letter, there are, and since January 1, 2016, there have been, no Contracts, transactions, arrangements, or understandings between the Company or any of its subsidiaries, on the one hand, and any affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of the shares of Company Common Stock, but not including any wholly-owned subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
1.31 Competition Act
The Company, together with its subsidiaries, does not have assets in Canada or annual gross revenues from sales in or from Canada.
1.32 Access to Information; Disclaimer
The Company acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Purchaser with the management of the Purchaser, (b) has had reasonable access to the books and records of the Purchaser for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from the management of the Purchaser, and (d) has conducted its own independent investigation of the Purchaser, its businesses and the proposed Merger and the other transactions contemplated hereby, and the Company has not relied on any representation, warranty or other statement by any Person on behalf of the Purchaser, other than the representations and warranties of the Purchaser expressly contained in Schedule F.
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SCHEDULE F
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND ACQUIRECO
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Schedule F
REPRESENTATIONS AND WARRANTIES OF
THE PURCHASER AND ACQUIRECO
1.1 Organization and Qualification; Standing and Power; Charter Documents; Minutes; Subsidiaries
(a)
Organization and Qualification; Standing and Power.   Acquireco, the Purchaser and each of its material subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of Acquireco, the Purchaser and its material subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed, or to be in good standing, would not have a Purchaser Material Adverse Effect.

(b)
Charter Documents.   The Purchaser has delivered to the Company true, correct and complete copies of the Charter Documents of the Purchaser and of Acquireco. Neither Acquireco nor the Purchaser or any of its material subsidiaries is in violation of any of the provisions of its Charter Documents in any material respect.

1.2 Capital Structure
(a)
The authorized capital stock of the Purchaser consists of an unlimited number of Purchaser Shares, no par value, and no preferred shares. As of the close of business on the Capitalization Date, 43,094,657 Purchaser Shares are issued and outstanding, and no shares of capital stock are held in treasury. All of the outstanding Purchaser Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and have been issued in compliance with all applicable Laws and are not subject to any pre-emptive rights. Other than this Agreement, the Purchaser is not a party or subject to any agreement or understanding, and, to the Purchaser’s Knowledge there is no agreement or understanding between any persons, that affects or relates to the voting or giving of written consents with respect to any securities of the Purchaser or the voting by any director of the Purchaser.

(b)
Purchaser Stock Options; Purchaser RSUs; Purchaser DSUs; Purchaser Warrants.

(i)
As of the Capitalization Date, an aggregate of 3,119,993 Purchaser Shares were subject to issuance pursuant to Purchaser Options. All Purchaser Shares subject to issuance under the Purchaser Equity Incentive Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.

(ii)
As of the Capitalization Date, an aggregate of 86,692 Purchaser Shares were subject to issuance pursuant to Purchaser RSUs.

(iii)
As of the Capitalization Date, an aggregate of 314,028 Purchaser Shares were subject to issuance pursuant to Purchaser DSUs.

(iv)
As of the Capitalization Date, an aggregate of 4,091,623 Purchaser Shares were subject to issuance upon exercise of the Purchaser Warrants.

(v)
The Purchaser Equity Incentive Plans (a) were adopted, authorized and approved, and (b) have been operated in material compliance with, all applicable Laws and regulations of the applicable Exchanges, including in connection with any changes made to the original exercise price of any outstanding or previously exercised Purchaser Option. Any grant of securities or changes in the terms of any prior grants, including with respect to Purchaser Options, Purchaser RSUs or Purchaser DSUs, were made in compliance with the terms of the applicable Purchaser Equity Incentive Plan.

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(vi)
Other than the Purchaser Options, Purchaser RSUs, Purchaser DSUs, the Private Placement Debentures (as defined below), the Private Placement Warrants (as defined below) and the Purchaser Warrants as of the date of this Agreement, there are no outstanding (a) securities of the Purchaser convertible into or exchangeable for Purchaser Voting Debt or Purchaser Shares, (b) options, warrants or other similar agreements or commitments to acquire from the Purchaser, or obligations of the Purchaser to issue, any Purchaser Voting Debt or Purchaser Shares (or securities convertible into or exchangeable for Purchaser Shares) the Purchaser or (c) restricted shares, restricted stock units, stock appreciation rights, “phantom” stock or similar securities or rights that are based on the value or price of, any Purchaser Shares, in each case that have been issued by the Purchaser (the items in clauses (a), (b) and (c), and the portion of the sentence preceding clause (a), together with the Purchaser Shares, being referred to collectively as “Purchaser Equity Securities”). The term “Private Placement Debentures” means that certain Convertible Secured Debenture by and between the Purchaser and the holders thereof  (collectively, the “Private Placement Investors”), dated effective on or about October 1, 2018. The term “Private Placement Warrants” means, at any time, warrants exercisable for Purchaser Shares, issued to the Private Placement Investors pursuant to the Private Placement Debentures, which are, at such time, outstanding and unexercised.

(vii)
Other than the Purchaser Warrants, there are no outstanding Contracts requiring the Purchaser to repurchase, redeem or otherwise acquire any Purchaser Equity Securities.

(c)
Voting Debt; Purchaser Warrants.   No bonds, debentures, notes or other indebtedness issued by the Purchaser (i) having the right to vote on any matters on which shareholders or equityholders of the Purchaser may vote (and no such debt instruments are convertible into, or exchangeable for, securities having such right), or (ii) the value of which is directly based upon or derived from any Purchaser Equity Securities, are issued or outstanding (collectively, “Purchaser Voting Debt”).

(d)
All dividends and distributions on securities of the Purchaser that have been declared or authorized have been paid in full.

(e)
Neither the Purchaser nor any of its subsidiaries are party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of the Purchaser.

(f)
Except as disclosed in the Purchaser Public Disclosure Record, no holder of Purchaser Equity Securities has any right to compel the Purchaser to register or otherwise qualify Purchaser Shares (or any of them) for public sale or distribution.

1.3 Authority Relative to this Agreement
(a)
Each of the Purchaser and Acquireco has the requisite corporate power, authority and capacity (i) to enter into this Agreement and all other agreements and instruments to be executed by the Purchaser as contemplated by this Agreement, and (ii) subject to obtaining the requisite approvals pursuant to Section 4.7 of this Agreement, to perform its obligations hereunder and thereunder.

(b)
The execution and delivery of this Agreement and the completion by the Purchaser and Acquireco of the transactions contemplated by this Agreement have been duly authorized by the Purchaser Board and Acquireco Board and no other corporate proceedings on the part of the Purchaser (other than the approval of the Purchaser Shareholders) or Acquireco are necessary to authorize:

(i)
the execution and delivery by it of this Agreement; and

(ii)
subject to obtaining the requisite approvals pursuant to Section 4.7 of this Agreement, the performance by the Purchaser of its obligations under this Agreement.

(c)
This Agreement has been duly executed and delivered by the Purchaser and Acquireco and, assuming due execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Purchaser and Acquireco enforceable against the Purchaser and Acquireco in accordance with its terms, subject to the Enforceability Limitations.

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1.4 Required Filings and Consents; No Conflicts
(a)
Governmental Approvals.   No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Purchaser or Acquireco or any of their material subsidiaries in connection with the execution and delivery of this Agreement or, the performance by the Purchaser and Acquireco of their obligations hereunder, the completion by the Purchaser and Acquireco of the Merger and the other transactions contemplated hereby or the ability of the Purchaser or Acquireco to conduct its operations, other than the following (such items, the “Purchaser Key Regulatory Approvals”):

(i)
filings and other actions required under the rules and policies of the applicable Exchanges as are contemplated by this Agreement;

(ii)
filings and other actions as are contemplated by this Agreement; and

(iii)
such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(b)
No Violation.   None of the authorization, execution and delivery of this Agreement by the Purchaser or Acquireco, the completion of the transactions contemplated by this Agreement or the Merger, the performance of the Purchaser’s or Acquireco’s obligations hereunder and thereunder, or compliance by the Purchaser or Acquireco with any of the provisions hereof will:

(i)
violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require, any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration of indebtedness under, or result in the creation of any Liens upon, any of its properties or assets or cause any indebtedness to come due before its stated maturity or cause any credit commitment to cease to be available or cause any payment or other obligation to be imposed on the Purchaser under any of the terms, conditions or provisions of:

(A)
its Charter Documents; or

(B)
any material Permit or Purchaser Material Contract to which it is a party or to which it, or any of its properties or assets, may be subject or by which it is bound; or

(ii)
subject to obtaining the Purchaser Key Regulatory Approvals,

(A)
result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provisions of any Laws applicable it or any of its properties or assets; or

(B)
cause the suspension or revocation of any material Permit currently in effect with respect to it.

1.5 Compliance with Laws; Permits
(a)
Compliance with Laws.   The Purchaser and each of its subsidiaries are, and at all times since January 1, 2018 have been, in compliance with Laws and Orders applicable to the Purchaser or any of its subsidiaries or by which the Purchaser or any of its subsidiaries or any of their respective businesses or properties is bound, except where such failure to comply would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. Since January 1, 2018, no Governmental Authority has issued any notice or notification to the Purchaser or any of its subsidiaries stating that the Purchaser or any of its subsidiaries is not in material compliance with any Law, except for such non-compliance as has been remedied or would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

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(b)
Anti-Bribery.   Neither the Purchaser nor any of its subsidiaries and, to the Purchaser’s Knowledge, none of their respective directors, officers, supervisors, managers, employees, or agents, current or former, has:

(i)
violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the United States Foreign Corrupt Practices Act of 1977 and the Corruption of Foreign Public Officials Act (Canada);

(ii)
made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in the United States or Canada, or other jurisdictions in which the Purchaser or any of its subsidiaries has assets, other than in accordance with applicable Laws;

(iii)
used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or

(iv)
violated or is in violation of any provision of applicable Law relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution, payment or gift was or is prohibited under the foregoing.

(c)
Money Laundering Laws.

(i)
To the Knowledge of the Purchaser, the operations of the Purchaser and its subsidiaries are and have been conducted at all times in compliance with Money Laundering Laws.

(ii)
No action, claim, notice of assessment, suit or proceeding by or before any commission, court, Governmental Authority, arbitrator or non-Governmental Authority involving the Purchaser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Purchaser, threatened.

(d)
Expropriation.   No part of the property or assets of the Purchaser or any of its subsidiaries has been taken, condemned, or expropriated by any Governmental Authority nor has any written notice or proceeding in respect thereof been given or commenced nor does the Purchaser or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

(e)
Permits.

(i)
The Purchaser and its material subsidiaries hold, to the extent necessary to operate their respective businesses as currently conducted on the date of this Agreement, all material Permits, except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. No suspension or cancellation of any material Permits is pending or, to the Knowledge of the Purchaser, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(ii)
The Purchaser and each of its subsidiaries are and, since January 1, 2017, have been, in material compliance with the terms of all material Permits. Neither the transactions contemplated by this Agreement, nor to the Purchaser’s Knowledge, any other event has occurred that, with or without notice or lapse of time or both, would or would reasonably be expected to result in the revocation, suspension, cancellation, lapse or limitation of any material Permits.

(iii)
Neither the Purchaser nor any of its subsidiaries has received any written notices or other correspondence from any Governmental Authority regarding any circumstances that have

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existed or currently exist that would lead to a loss, suspension, or modification of, or a refusal to issue any material Permits that would reasonably be expected to restrict, curtail, limit, or adversely affect the ability of the Purchaser or any of its subsidiaries to operate their respective businesses.
1.6 Securities Filings
(a)
Public Reporting Requirements.

(i)
Since January 1, 2018, the Purchaser has timely filed or furnished, as applicable, in all material respects, all reports, prospectuses, schedules, forms, statements or other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished as part of the Purchaser Public Disclosure Record.

(ii)
Each Purchaser filing (or furnishing) with any Securities Authority or Exchange that is part of the Purchaser Public Disclosure Record (A) as of its date, complied as to form in all material respects with the applicable requirements of Securities Laws, the applicable Exchanges, as the case may be, as in effect on the date so filed, (B) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) included, in the case of those which contain annual financial statements, annual financial statements that have been audited by an independent certified public accounting firm.

(iii)
The Purchaser has not received any comments from any Securities Authority with respect to the Purchaser Public Disclosure Record that have not been resolved.

(iv)
The Purchaser is not subject to continuous disclosure or other public reporting requirements under any Securities Laws outside of the United States or Canada.

(v)
Since January 1, 2018, the Purchaser has not filed or furnished any (A) confidential material change report (which at the date of this Agreement remains confidential) or (B) other confidential filings (including redacted filings other than material contracts which required redaction), with or to any Securities Authority or any Exchange.

(b)
Reporting Issuer.

(i)
The Purchaser is a “reporting issuer” within the meaning of applicable Securities Laws in the provinces of Alberta, British Columbia, Ontario and Québec;

(ii)
The Purchaser is not on the list of reporting issuers in default under applicable Securities Laws;

(iii)
No Securities Authority has issued any order preventing or suspending trading of any securities of the Purchaser;

(iv)
The Purchaser has not taken an action to cease to be a reporting issuer in the United States or in any of the provinces Alberta, British Columbia, Ontario and Québec; and

(v)
The Purchaser has not received notification from any Securities Authority or Exchange seeking to revoke the reporting issuer status of the Purchaser.

(c)
Investment Company.   The Purchaser is not, and is not required to be, registered as an “investment company” as such term is defined in the United States Investment Company Act of 1940, as amended, under such Act.

(d)
Securities Laws Non-Compliance.   There are no current or, to Knowledge of the Purchaser, pending or threatened proceedings before any Governmental Authority relating to any alleged non-compliance of the Purchaser with any applicable Securities Laws.

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(e)
Stock Exchanges.

(i)
Trading in the Purchaser Shares on NYSE American or TSX is not currently halted or suspended.

(ii)
No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Purchaser is pending, in effect, or, to the Knowledge of the Purchaser, threatened or is expected to be implemented or undertaken.

(iii)
To the Knowledge of the Purchaser, the Purchaser is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any order or restriction.

(f)
Audit.   To the Knowledge of the Purchaser, neither the Purchaser nor any of the Purchaser Public Disclosure Record is the subject of an ongoing audit, review, comment or investigation by any Securities Authority.

1.7 Financial Statements
(a)
Financial Statements.

(i)
Each of the consolidated financial statements (including, in each case, any notes thereto) of the Purchaser contained in the Purchaser Public Disclosure Record (collectively, the “Purchaser Financial Statements”) (A) comply (or will comply) as to form in all material respects with the published rules and regulations of the applicable Securities Authority with respect thereto as of their respective dates; (B) were prepared (or will be prepared) in accordance with IFRS applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the applicable Securities Authority); and (C) fairly present (or will fairly present) the consolidated financial position of the Purchaser and its consolidated subsidiaries in accordance with IFRS at the respective dates thereof and the consolidated results of the Purchaser’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by IFRS, and the applicable rules and regulations of the applicable Securities Authority.

(ii)
The Purchaser does not intend to correct or restate, nor, to the Knowledge of the Purchaser is there any basis for any correction or restatement of, any aspect of any of the Purchaser Financial Statements.

(iii)
Since January 1, 2018, the financial books, records and accounts of the Purchaser and each of its subsidiaries (A) have been maintained in in all material respects in accordance with IFRS, (B) are stated in reasonable detail; (C) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Purchaser and its subsidiaries, and (D) accurately and fairly reflect in all material respects the basis of the Purchaser Financial Statements.

(iv)
Since January 1, 2018, none of the Purchaser, any of its subsidiaries or any director, officer, employee, and to the Knowledge of the Purchaser, auditor, accountant or representative of the Purchaser, has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including:

(A)
any complaint, allegation, assertion, or claim that the Purchaser or any of its subsidiaries has engaged in questionable accounting or auditing practices; or

(B)
any expression of concern from its employees regarding questionable accounting or auditing matters.

(v)
Since January 1, 2018, there has been no material change in the Purchaser’s accounting policies, except as described in the notes to the Purchaser’s Financial Statements.

A-F-7

(b)
No Undisclosed Liabilities.   The Purchaser (on a consolidated basis) has no material outstanding Liabilities and is not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to such material Liabilities of any person, other (i) than those specifically identified in the Purchaser Financial Statements, or such as may have been incurred in the ordinary course of business consistent with past practice since the Purchaser Balance Sheet Date, (ii) those that are incurred in connection with the transactions contemplated by this Agreement, or (iii) Liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2017, that are not and would not, individually or in the aggregate with all other liabilities and obligations of the Purchaser and its material subsidiaries (other than those disclosed in the Purchaser Financial Statements and/or the notes thereto), reasonably be expected to have a Purchaser Material Adverse Effect.

(c)
Internal Controls.   The Purchaser maintains internal control over financial reporting. Such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS and includes policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Purchaser and its material subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with IFRS, and that receipts and expenditures of the Purchaser and its material subsidiaries are being made only with authorizations of management and directors of the Purchaser and its material subsidiaries, as applicable; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition or disposition of the assets of the Purchaser and its material subsidiaries that could have a material effect on its financial statements. To the knowledge of the Purchaser and other than as disclosed in the Purchaser Public Disclosure Record: (x) as at December 31, 2017, there are no material weaknesses in the design and implementation or maintenance of internal controls over financial reporting of the Purchaser that are reasonably likely to adversely affect the ability of the Purchaser to record, process, summarize and report financial information; (y) since December 31, 2017, there have been no changes in the Purchaser’s internal controls over financial reporting; and (z) there is no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Purchaser.

(d)
Disclosure Controls.   The management of the Purchaser has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by the Purchaser in its annual filings, interim filings or other reports filed or submitted by it under the applicable Laws imposed by Governmental Authorities is recorded, processed, summarized and reported within the time periods specified in such Laws imposed by such Governmental Authorities. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Purchaser in its annual filings, interim filings or other reports filed or submitted under the applicable Laws imposed by Governmental Authorities is accumulated and communicated to the Purchaser’s management, including its chief executive officers and chief financial officers (or Persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

(e)
Derivative Transactions.   Except as set forth in the Purchaser Public Disclosure Record, neither the Purchaser nor any of its subsidiaries have any material Liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

A-F-8

1.8 Intentionally Omitted
1.9 No Material Adverse Effect
Since the Purchaser Balance Sheet Date, the business of the Purchaser and each of its subsidiaries has been conducted in the ordinary course of business, and there has not been or occurred any Purchaser Material Adverse Effect or any event, condition, change or effect that would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.
1.10 Litigation
Except as disclosed in the Purchaser Public Disclosure Record, there are no Legal Actions pending or, to the Knowledge of the Purchaser, threatened against the Purchaser or any of its subsidiaries or any of their respective properties or assets (including matters arising under Environmental Laws), or, to the Knowledge of the Purchaser, against any executive officer or current director of the Purchaser or any of its subsidiaries in their capacities as such, and neither the Purchaser nor any of its subsidiaries is subject to any outstanding Order, in each case, except such Legal Actions that: (a) do not involve an amount in controversy in excess of  $250,000; and (b) do not seek injunctive or other non-monetary relief that would reasonably be expected to have a Purchaser Material Adverse Effect.
1.11 Material Mineral Properties, Interest in Properties and Mineral Rights and Technical Reports
(a)
The estimated proven and probable mineral reserves and estimated indicated, measured and inferred mineral resources publicly disclosed by the Purchaser have been prepared and disclosed in all material respects in accordance with accepted mining, engineering, geoscience and other approved industry practices, and all applicable Laws. The information provided by the Purchaser to the “qualified persons” (as defined in Canadian National Instrument 43-101 — Standards of Disclosure for Mineral Projects) in connection with the preparation of such estimates was to the Knowledge of the Purchaser complete and accurate at the time such information was furnished. There has been no material reduction in the aggregate amount of estimated mineral reserves or estimated mineral resources of the Purchaser from the amounts so disclosed.

(b)
The Galena Complex and the San Rafael Mine constitute the only material mineral properties of the Purchaser or Acquireco for the purposes of NI 43-101.

(c)
All of the Purchaser’s and its material subsidiaries’ material real properties (collectively, the “Purchaser Property”) and all of the Purchaser’s and its material subsidiaries’ material mineral interests and rights (including any material claims, concessions, exploration licences, exploitation licences, prospecting permits, mining leases and mining rights, in each case, either existing under contract, by operation of Law or otherwise) (collectively, the “Purchaser Mineral Rights”), are accurately set forth in the Purchaser Public Disclosure Record. Other than the Purchaser Properties and the Purchaser Mineral Rights set out in the Purchaser Public Disclosure Record, neither the Purchaser’s nor its material subsidiaries’, owns or has any interest in any material real property or any material mineral interests and rights.

(d)
Except as disclosed in the Purchaser Public Disclosure Record, the Purchaser or one of its material subsidiaries is the sole legal and beneficial owner of all right, title and interest in and to the Purchaser Property and the Purchaser Mineral Rights, free and clear of any material Liens.

(e)
All of the Purchaser Mineral Rights have been properly located and recorded in compliance with applicable Law and are comprised of valid and subsisting mineral claims.

(f)
The Purchaser Property and the Purchaser Mineral Rights are in good standing under applicable Law in all material respects and all work required to be performed and filed in respect thereof has been performed and filed, all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(g)
The Purchaser or one of its material subsidiaries has the exclusive right to deal with the Purchaser Property and all of the Purchaser Mineral Rights.

A-F-9

(h)
Except as disclosed in the Purchaser Public Disclosure Record, no Person other than the Purchaser and its material subsidiaries has any interest in the Purchaser Property or any of the Purchaser Mineral Rights or the production or profits therefrom or any royalty in respect thereof or any right to acquire any such interest.

(i)
The Purchaser Technical Reports complied in all material respects with the requirements of NI 43-101 at the time of filing thereof and to the Knowledge of the Purchaser reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the report was prepared.

(j)
The Purchaser made available to the authors of the Purchaser Technical Reports, prior to the issuance thereof, for the purpose of preparing such report, substantially all information requested by them, and none of such information contained any material misrepresentation at the time such information was so provided.

(k)
All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Purchaser Public Disclosure Record are reasonable and appropriate.

(l)
The estimates of mineral resources and mineral reserves as described in the Purchaser Public Disclosure Record comply in all material respects with NI 43-101.

(m)
The information set forth in the Purchaser Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Purchaser and its consultants in accordance with methods generally applied in the mining industry and conforms to the requirements of NI 43-101 and, in all material respects, to applicable Securities Laws.

(n)
The Purchaser is in compliance in all material respects with the provisions of NI 43-101 and has filed all technical reports required thereby.

1.12 Purchaser Board Approval.
(a)
The Purchaser Board, at a meeting duly called and held, has unanimously approved the:

(i)
execution, delivery and performance of this Agreement; and

(ii)
transactions contemplated by this Agreement; and

(b)
No action has been taken to amend or supersede such determinations, resolutions or authorizations of the Purchaser Board.

1.13 Purchaser Shares.
The Common Stock Consideration and the Preferred Stock Consideration will, when issued pursuant to the Merger, be in each case (a) fully authorized, and (b) duly and validly issued as fully paid and non-assessable common shares or preferred shares, as applicable, in the capital of the Purchaser.
1.14 Intentionally omitted
1.15 Fairness Opinions
The Purchaser Board has received the Purchaser Board Fairness Opinion.
1.16 Omitted.
A-F-10

1.17 Arrangements with Securityholders
Except as set forth in the Purchaser Public Disclosure Record, other than this Agreement, the Company Support Agreements and Company Significant Shareholder Support Agreements, the Purchaser does not have any material agreement, arrangement or understanding (whether written or oral) with any:
(a)
shareholder of the Company;

(b)
interested party of the Company; or

(c)
any joint actor with any such persons,

(and for this purpose, the terms “interested party” and “joint actor” shall each have the meaning ascribed to such terms in MI 61-101), in respect of the Purchaser or any of its securities, businesses or operations.
1.18 Intentionally Omitted.
A-F-11

SCHEDULE G
RETENTION AGREEMENTS
A-G-1

Schedule G
RETENTION AGREEMENTS
(a)	Stephen D. Alfers
(b)	Eric Alexander
(c)	Mindyjo Germann
(d)	Timothy Janke
(e)	Timothy Arnold
(f)	Doug Prihar
(g)	Jarod Eastman
(h)	Nick Ricci
A-G-2

Annex B
NEVADA REVISED STATUTES

SECTION 92A.300 THROUGH 92A.500

RIGHTS OF DISSENTING OWNERS
NRS 92A.300 Definitions.   As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
NRS 92A.305 “Beneficial stockholder” defined.   “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
NRS 92A.310 “Corporate action” defined.   “Corporate action” means the action of a domestic corporation.
NRS 92A.315 “Dissenter” defined.   “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
NRS 92A.320 “Fair value” defined.   “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
1.
Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.
Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.
Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined.   “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
NRS 92A.330 “Stockholder of record” defined.   “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
NRS 92A.335 “Subject corporation” defined.   “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
NRS 92A.340 Computation of interest.   Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.
NRS 92A.350 Rights of dissenting partner of domestic limited partnership.   A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
NRS 92A.360 Rights of dissenting member of domestic limited-liability company.   The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1.
Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.
Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1.
Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a)
Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)
If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2)
If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)
Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c)
Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d)
Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e)
Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f)
Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.
A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.
Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.
NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1.
There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a)
A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. §77r(b)(1)(A) or (B), as amended;

(b)
Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c)
Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.
The applicability of subsection 1 must be determined as of:

(a)
The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b)
The day before the effective date of such corporate action if there is no meeting of stockholders.

3.
Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.
There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.
There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1.
A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.
A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a)
Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)
Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.
1.
If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.
If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.
1.
If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a)
Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b)
Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.
If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.
A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1.
The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.
The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a)
State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)
Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)
Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)
Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e)
Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.
1.
A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a)
Demand payment;

(b)
Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)
Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.
If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.
Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.
A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.
The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.   The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
NRS 92A.460 Payment for shares: General requirements.
1.
Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)
Of the county where the subject corporation’s principal office is located;

(b)
If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c)
At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

(d)
The court shall dispose of the complaint promptly.

2.
The payment must be accompanied by:

(a)
The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b)
A statement of the subject corporation’s estimate of the fair value of the shares; and

(c)
A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
1.
A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.
To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a)
Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b)
Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c)
That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d)
That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e)
That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.
Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.
Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.
2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1.
If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.
A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.
The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.
The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.
Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)
For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)
For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.
1.
The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.
The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)
Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)
Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.
In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.
To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.
This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

Annex C
SUPPORT AGREEMENT
AMERICAS SILVER CORPORATION
September 28, 2018
TO:
[Name of Director/Executive Officer]
(the “Securityholder”)

Pursuant to the terms and subject to the conditions of an Agreement and Plan of Merger dated as of September 28, 2018 (the “Merger Agreement”), among Americas Silver Corporation, a corporation incorporated under the federal laws of Canada (the “Purchaser”), Pershing Gold Corporation, a Nevada corporation (the “Company”), and R Merger Sub, Inc., a Nevada corporation (“Acquireco”), Acquireco will merge with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in the Merger Agreement, and (i) each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.715 of a Purchaser Share (the “Common Stock Consideration”), and (ii) each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time will be, at the election of the holder thereof, either (A) converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) Purchaser Preferred Shares or (B) converted into the right to receive the Common Stock Consideration to which such Preferred Stockholder would be entitled if such share of Company Preferred Stock were converted pursuant to clause (i) above, all by way of a Plan of Merger (the “Merger”) pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes.
Capitalized terms used in this support agreement (“Support Agreement”) and not otherwise defined herein that are defined in the Merger Agreement shall have the respective meanings ascribed thereto in the Merger Agreement, as it may be amended from time to time.
This Support Agreement sets out the terms and conditions on which the Securityholder agrees:
i.
to support the Merger;

ii.
to vote in favor of the resolutions put forth at the Purchaser Meeting to approve the Purchaser Meeting Resolutions, including the approval of the Purchaser Issuance Resolution, the Purchaser Charter Amendment Resolution, and other matters related thereto, all of the Purchaser Shares legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, as listed immediately below the signature of the Securityholder evidencing the Securityholder’s acceptance of this Support Agreement (the “Acceptance”), any additional Purchaser Shares which the Securityholder may acquire after the date hereof but prior to the record date for the Purchaser Meeting, including on the exercise, conversion or exchange of any Purchaser Options or Purchaser Warrants (the “Convertible Securities”) as listed immediately below the Securityholder’s Acceptance, and any other securities which are otherwise entitled to be voted at the Purchaser Meeting legally or beneficially owned, directly or indirectly, or over which the Securityholder exercises control, (collectively, all such Purchaser Shares and Convertible Securities being referred to as the “Subject Securities”); and

iii.
to comply with the restrictions, obligations and covenants of the Securityholder set forth herein.

ARTICLE 1
COVENANTS OF THE SECURITYHOLDER
1.1   The Securityholder acknowledges and agrees that he or she has received a copy of the Merger Agreement.
1.2   The Securityholder hereby covenants and agrees, from the date hereof until the earlier of: (i) the termination of this Support Agreement pursuant to Article 3 hereof; and (ii) the Effective Time, except in accordance with the terms of this Support Agreement:
a.
to irrevocably vote or cause to be voted at the Purchaser Meeting the Subject Securities in favor of the Purchaser Meeting Resolutions, including the approval of the Purchaser Issuance Resolution and the Purchaser Charter Amendment Resolution, and any other resolutions approving matters related to, or resolutions necessary or desirable to implement, the Purchaser Meeting Resolutions to be considered at the Purchaser Meeting and to deliver a proxy, or to the extent that the Securityholder is a beneficial owner, a voting instruction form, in each case duly completed and executed in respect of all of the Subject Securities, giving effect to such vote no later than ten (10) Business Days prior to the Purchaser Meeting;

b.
not to exercise, assert or perfect any rights available to the Securityholder to delay, upset or challenge the Merger;

c.
not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action, derivative or otherwise, against the Purchaser and/or Acquireco, the Company, or any of their respective successors: (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); or (ii) to the fullest extent permitted under Law, alleging a breach of any duty of the Company Board, the Purchaser or Acquireco in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby;

d.
not to exercise any shareholder rights or remedies available at common law pursuant to applicable securities or other laws to delay, hinder, upset or challenge the Merger;

e.
not to option, sell, assign, transfer, alienate, dispose of, gift, grant, pledge, create or permit an encumbrance on, grant a security interest in or otherwise convey any Subject Securities or any voting rights attached thereto or any other right or interest therein, or agree to do any of the foregoing, provided that, for the avoidance of doubt: (i) the Securityholder shall be entitled to exercise any Convertible Securities held by the Securityholder during the term of this Support Agreement, and (ii) any Subject Securities issued on exercise of Convertible Securities during the term of this Support Agreement shall be subject to the terms of this Support Agreement;

f.
not to grant or agree to grant any proxy or other right to the Subject Securities, or enter into any voting trust or pooling agreement or Merger or enter into or subject any of such Subject Securities to any other agreement, Merger, understanding or commitment, formal or informal, with respect to or relating to the voting thereof, other than in support of the resolution approving the Merger and other related matters to be considered at the Purchaser Meeting;

g.
not to requisition or join in the requisition of any meeting of the Purchaser Shareholders for the purpose of considering any resolution;

h.
not to solicit or arrange or provide assistance to any other person to arrange for the solicitation of, purchases of or offers to sell Purchaser Shares or act in concert or jointly with any other person for the purpose of acquiring Purchaser Shares for the purpose of affecting the control of the Purchaser; and

i.
not to take any action to encourage or assist any other person to do any of the prohibited acts referred to in the foregoing provisions of this Section 1.2.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES
2.1   The Securityholder by its acceptance hereof represents and warrants as follows and acknowledges that the Company is relying upon such representations and warranties in connection with entering into this Support Agreement and the Merger Agreement:
a.
the Securityholder is the legal or beneficial owner, directly or indirectly, of or controls all of the Subject Securities set forth immediately below the Securityholder’s Acceptance and the Securityholder is the registered or beneficial owner of such Subject Securities;

b.
as of the date of execution of this Support Agreement, (i) the only securities of the Purchaser legally or beneficially owned, directly or indirectly, or over which control or direction is exercised by the Securityholder are those listed immediately below the Securityholder’s Acceptance, and (ii) other than any Convertible Securities listed immediately below the Securityholder’s Acceptance and Purchaser Shares issuable on the exercise or conversion of such Convertible Securities, the Securityholder does not own, directly or indirectly, or control any convertible securities and has no other agreement or option, or right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by the Securityholder or transfer to the Securityholder of additional securities of the Purchaser;

c.
the Securityholder has the sole right to vote all the Subject Securities now beneficially owned or controlled;

d.
all the Subject Securities held by the Securityholder, set forth immediately below the Securityholder’s Acceptance, will, immediately prior to the Effective Time, be beneficially owned by the Securityholder with good and marketable title thereto, free and clear of any and all encumbrances and are and will at such time be issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

e.
the Securityholder has no agreement, option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Securityholder of any of the Subject Securities or any interest therein or right thereto, except pursuant to this Support Agreement;

f.
the Securityholder has no voting trust, pooling or shareholder agreement, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming a voting trust or pooling agreement, or other agreement or Merger affecting the Subject Securities or the ability of the Securityholder to exercise all ownership rights thereto, including the voting of the Subject Securities;

g.
there are no legal proceedings in progress before any public body, court or authority or, to the knowledge of the Securityholder, pending or threatened against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities, as set forth immediately below the Securityholder’s Acceptance, and there is no judgment, decree or order against the Securityholder that would adversely affect in any manner the ability of the Securityholder to enter into this Support Agreement and to perform its obligations hereunder or the title of the Securityholder to any of the Subject Securities;

h.
the execution and delivery by the Securityholder of this Support Agreement, the authorization of this Support Agreement by the Securityholder, and the performance by the Securityholder of its obligations under this Support Agreement:

i.
do not require any authorization to be obtained by the Securityholder (other than such authorizations as have been obtained by the Securityholder on or before the date hereof); and

ii.
will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of: (A) any applicable laws; (B) any note, bond, mortgage, indenture, contract or agreement to which the Securityholder is party or by which the Securityholder or its assets is bound; or (C) any judgment, decree, order or award of any governmental entity having jurisdiction over the Securityholder;

i.
the Securityholder has independently and without reliance upon the Company, and based on such information as the Securityholder has deemed appropriate, made its own analysis and decision to enter into this Support Agreement; the Securityholder acknowledges that the Company has not made and makes no representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Support Agreement and the Merger Agreement; and

j.
this Support Agreement has been duly executed and delivered by the Securityholder and constitutes a legal, valid and binding obligation of the Securityholder, enforceable against the Securityholder in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and to general principles of equity.

2.2   The Company represents and warrants to the Securityholder as follows and acknowledges that the Securityholder is relying upon such representations and warranties in connection with entering into this Support Agreement:
a.
The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation or continuance and has the requisite corporate power and capacity to execute and deliver this Support Agreement, to enter into the Merger Agreement and to perform its obligations hereunder and under the Merger Agreement;

b.
this Support Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other applicable laws affecting creditors’ rights generally, and general principles of equity; and

c.
neither the execution and delivery by the Company of this Support Agreement or the Merger Agreement, nor the performance by the Company of its obligations under this Support Agreement or the Merger Agreement shall result in the breach or violation of, or constitute a default under, or conflict with any provision of:

i.
the constating documents, by-laws or resolutions of the Company Board (or any committee thereof); or

ii.
any laws to which the Company is subject or by which the Company is bound,

except where such breach or violation individually or in the aggregate would not reasonably be expected to materially adversely affect the Company’s ability to perform its obligations under this Support Agreement or the Merger Agreement.
ARTICLE 3
TERMINATION
3.1   This Support Agreement will automatically terminate on the first to occur of:
a.
at any time by mutual consent of the Company and the Securityholder;

b.
completion of the Merger in accordance with the Merger Agreement;

c.
termination of the Merger Agreement in accordance with its terms;

d.
by written notice of the Securityholder if the Company has not complied in any material respect with its covenants contained in this Support Agreement or if any representation or warranty of the Company herein is untrue or incorrect in any material respect and, in each case, such non-compliance or inaccuracy is reasonably likely to prevent consummation of the Merger and is not curable or, if curable, is not cured by the earlier of: (i) the date which is five (5) days from the date of written notice of such breach; and (ii) the Business Day prior to the Effective Time; provided that at the time of such termination pursuant to this Section 3.1(d) by the Securityholder, the Securityholder is not in default in any material respect in the performance of its obligations under this Support Agreement; or
e.
by written notice of the Company if the Purchaser Meeting Resolutions are not approved by the requisite majority of Purchaser Shareholders.

3.2   Upon termination pursuant to Section 3.1 the provisions of this Agreement will become void and no party shall have any liability to the other party, provided that no termination pursuant to Section 3.1 shall prejudice the rights of a party as a result of any breach by any other party of its obligations hereunder.
ARTICLE 4
GENERAL
4.1   In this Support Agreement, unless otherwise expressly stated or the context otherwise requires:
a.
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Support Agreement and not to any particular Section of or Schedule to this Support Agreement;

b.
references to an “Article” or a “Section” are references to an Article or a Section of this Support Agreement;

c.
words importing the singular shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders;

d.
the term “Business Day” shall have the meanings ascribed thereto in the Merger Agreement;

e.
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof; and

f.
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively.

4.2   The parties waive the application of any rule of law which otherwise would be applicable in connection with the construction of this Support Agreement that ambiguous or conflicting terms or provisions should be construed against the party who (or whose counsel) prepared the executed agreement or any earlier draft of the same.
4.3   This Support Agreement shall become effective in respect of the Securityholder upon both: (a) execution and delivery thereof by the Securityholder; and (b) the execution and delivery of the Merger Agreement by the Purchaser and the Company.
4.4   This Support Agreement may be executed by facsimile or electronically and in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Support Agreement to produce more than one counterpart.
4.5   The Securityholder consents to the disclosure of the substance of this Support Agreement in any press release or any circular relating to the Merger and to the filing of this Support Agreement as may be required pursuant to applicable laws.
4.6   This Support Agreement shall be binding upon and shall enure to the benefit of and be enforceable by each of the parties hereto and their respective successors, permitted assigns, heirs, executors and personal representatives. This Support Agreement shall not be assignable by any party except in accordance with Section 4.7.
4.7   This Support Agreement and the rights hereunder are not transferable or assignable by the Securityholder or the Company, as applicable, without the prior written consent of the other (which consent may be withheld at the discretion of the other).

4.8   Time shall be of the essence of this Support Agreement.
4.9   If any term, provision, covenant or restriction of this Support Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Support Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify the agreement to preserve each party’s anticipated benefits under this Support Agreement.
4.10   The Securityholder acknowledges that it:
a.
has been advised by the Company to seek independent legal advice;

b.
has sought such independent legal advice or deliberately decided not to do so;

c.
understands its rights and obligations under this Support Agreement; and

d.
is executing this Support Agreement voluntarily.

4.11   Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if delivered or sent by facsimile transmission as follows:
a.
in the case of a Securityholder, to the address set forth opposite the Securityholder’s Acceptance; and

b.
if to the Company:

Pershing Gold Corporation
1658 Cole Blvd., Bldg 6, Suite 210
Lakewood, CO 80401
Attn: Stephen Alfers
Email: salfers@pershinggold.com
With a copy to:
Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Attn: Brian Boonstra
Email: brian.boonstra@dgslaw.com
or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section 4.11, and if so given shall be deemed to have been given on the date on which it was actually received at the address provided herein (if received on a Business Day, if not, the next succeeding Business Day) and if sent by electronic mail transmission be deemed to have been given at the time of actual receipt of the complete electronic mail transmission at the e-mail address provided herein (if actually received prior to 5:00 p.m. (local time at the point of receipt) on a Business Day, if not the next succeeding Business Day).
4.12   This Support Agreement (together with all other documents and instruments referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.
4.13   This Support Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada, without giving effect to any principles of conflict of laws thereof which would result in the application of the laws of any other jurisdiction, and all actions and proceedings arising out of or relating to this Support Agreement shall be heard and determined exclusively in the courts of the State of Nevada.
4.14   The Securityholder recognizes and acknowledges that this Support Agreement is an integral part of the Company entering into the Merger Agreement, and that the Company would not contemplate proceeding with entering into the Merger Agreement unless this Support Agreement was entered into by the Securityholder, and that a breach by the Securityholder of any covenants or other commitments contained in this Support Agreement will cause the Company to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, the Securityholder agrees that, in the event of any such breach, the Company shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity, and the Securityholder further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.
[Remainder of page intentionally left blank.]

If the foregoing accurately reflects the terms and conditions of our agreement, would you kindly indicate your acceptance hereof by signing, dating and returning to the undersigned the enclosed Support Agreement by electronic mail or otherwise.
PERSHING GOLD CORPORATION
By:

Name:
Title:
SECURITYHOLDER’S ACCEPTANCE
Irrevocably accepted and agreed            , 2018.
Address for Notice:	Name of Securityholder:

Signature:

Registered or Beneficial Holder	Number of Shares of Common Stock	Number of Convertible Securities
		Warrants	Options

TOTAL:

Annex D
Execution Version
VOTING SUPPORT AGREEMENT
THIS AGREEMENT is made as of September 28, 2018.
BETWEEN:
BARRY HONIG, (the “Shareholder”)
- and -
AMERICAS SILVER CORPORATION, a corporation governed by the laws of Canada (“Americas Silver”)
RECITALS:
WHEREAS, concurrently with the execution of this agreement, Americas Silver, Pershing Gold Corporation, a Nevada corporation (“Pershing” or the “Company”), and R Merger Sub, Inc., a Nevada corporation (“Acquireco”) have entered into an Agreement and Plan of Merger dated the date hereof  (the “Transaction Agreement”), pursuant to which Acquireco will merge with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in the Transaction Agreement, and (i) each Common Share (as defined herein) issued and outstanding immediately prior to the Effective Time (as defined herein) will be converted into the right to receive 0.715 of a common share of Americas Silver (the “Common Stock Consideration”), and (ii) each Series E Share (as defined herein) issued and outstanding immediately prior to the Effective Time will be, at the election of the holder thereof, either (A) converted into the right to receive four hundred sixty-one and 440/1000ths (461.440) preferred shares of Americas Silver or (B) converted into the right to receive the Common Stock Consideration to which such holder of Series E Shares would be entitled if such share of Series E Share were converted pursuant to clause (i) above (the “Preferred Stock Consideration” and, together with the Common Stock Consideration, the “Merger Stock Consideration”), all by way of a plan of merger pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes.
AND WHEREAS, the Shareholder is the beneficial owner, directly or indirectly, or exercises control or direction over, the Subject Securities and Convertible Securities, listed in Schedule A;
AND WHEREAS, this Agreement sets out, among other things, the terms and conditions of the agreement of the Shareholder to abide by the covenants in respect of the Subject Securities and the other restrictions and covenants set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Parties agree as follows:
Article 1
INTERPRETATION
1.1
Definitions

In this Agreement, including the recitals:
“affiliate” of any Person means, at the time such determination is being made, any other Person controlling, controlled by or under common control with such first Person, in each case, whether directly or indirectly, and “control” and any derivation thereof means the holding of voting securities of another Person sufficient to elect a majority of the board of directors (or the equivalent) of such Person;
“Agreement” means this voting support agreement between the Shareholder and Americas Silver as it may be amended, modified or supplemented from time to time in accordance with its terms;

“Business Day” means any day, other than a Saturday, a Sunday or a statutory holiday in the Province of Ontario or federal legal holiday in the United States or any day on which on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.;
“Common Shares” means the common stock, par value $0.0001 per share, of the Company;
“Company Meeting” means any Company meeting at which securityholders of the Company are asked to consider and/or approve the Transaction Resolution;
“Convertible Securities” means options, warrants and restricted stock units to acquire Common Stock;
“Effective Time” has the meaning ascribed thereto in Section 2.1(c);
“Expiry Time” has the meaning ascribed thereto in Section 3.1(a);
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, crown company, commission, commissioner, board, bureau, commissioner, minister, ministry, governor in council, cabinet, agency or instrumentality, domestic or foreign (ii) any subdivision, agent, commission, board or authority of any of the above, (iii) any quasi-governmental or private body including any tribunal, commission, regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (v) any stock exchange, including the Toronto Stock Exchange, the NYSE American Market and the Nasdaq Stock Market;
“Notice” has the meaning ascribed thereto in Section 4.9;
“Outside Date” means 11:59 p.m. (Pacific Time) on April 1, 2018, or such later date as may be agreed to by the Parties;
“Parties” means the Shareholder and Americas Silver and “Party” means any one of them;
“Person” includes an individual, firm, trust, partnership, limited partnership, limited liability partnership, association, corporation, limited liability company, joint venture, trustee, executor, administrator, legal representative or government (including any Governmental Entity).
“Series E Share Terms” means the Certificate of Designation governing the terms of the Series E Shares;
“Series E Shares” means the shares of Series E Convertible Preferred Stock, par value $0.0001, of the Company;
“Series E Shares Amendment Resolution” has the meaning ascribed thereto in Section 3.1(b);
“Subject Common Shares” means the Common Shares and all other securities which are entitled to vote generally with the Common Shares owned by the Shareholder or over which the Shareholder, directly or indirectly, exercises control or direction (all as listed on Schedule A) and any Common Shares acquired directly or indirectly by the Shareholder subsequent to the date hereof or that become subsequent to the date hereof, directly or indirectly, controlled or directed by the Shareholder, including any Common Shares issued upon securities which may be converted into, exchanged for or otherwise changed into Common Shares (including upon any conversion of the Series E Shares or upon exercise of Convertible Securities);
“Subject Securities” means the Subject Common Shares and the Subject Series E Shares;
“Subject Series E Shares” means the Series E Shares owned by the Shareholder or over which the Shareholder, directly or indirectly, exercises control or direction (all as listed on Schedule A) and any Series E Shares acquired directly or indirectly by the Shareholder subsequent to the date hereof, and any Series E Shares that become subsequent to the date hereof, directly or indirectly, controlled or directed by the Shareholder;
“Transaction” has the meaning ascribed thereto in the recitals hereof;

“Transaction Agreement” has the meaning ascribed thereto in the recitals hereof; and
“Transaction Resolution” has the meaning ascribed thereto in Section 3.1(b).
1.2
Gender and Number

Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
1.3
Currency

All references to dollars or to $are references to United States dollars.
1.4
Headings

The division of this Agreement into Articles, Sections and Schedules and the insertion of the recitals and headings are for convenient reference only and do not affect the construction or interpretation of this Agreement and, unless otherwise stated, all references in this Agreement or in the Schedules hereto to “Articles”, “Sections” and “Schedules” refer to Articles, Sections and Schedules of and to this Agreement or of the Schedules to which such reference is made, as applicable.
1.5
Date for any Action

A period of time is to be computed as beginning on the day following the event that began the period and ending at 5:00 p.m. (Pacific Time) on the last day of the period, if the last day of the period is a Business Day, or at 5:00 p.m. (Pacific Time) on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Agreement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding Business Day.
1.6
Governing Law

This Agreement will be governed by and interpreted and enforced in accordance with the laws of the state of Nevada. Each Party irrevocably submits to the exclusive jurisdiction of the federal and state courts of the State of Nevada and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.
1.7
Incorporation of Schedules

Schedule A, for all purposes hereof, forms an integral part of this Agreement.
Article 2
REPRESENTATIONS AND WARRANTIES
2.1
Representations and Warranties of the Shareholder

The Shareholder represents and warrants to Americas Silver (and acknowledges that Americas Silver is relying on its representations and warranties contained in this Agreement in completing the transactions contemplated hereby and by the Transaction) the matters set out below:
(a)
The Shareholder, if not a natural person, is a corporation or other entity validly existing under the laws of the jurisdiction of its incorporation, organization or other existence.

(b)
The Shareholder has the requisite power and authority (including the authority of the beneficial owners of the Subject Securities, to the extent required) to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding agreement of the Shareholder enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(c)
The Shareholder exercises control or direction over, and at and immediately prior to the effective time of the Transaction (if consummated) (the “Effective Time”) and at all times between the date hereof and the Effective Time, the Shareholder will control or direct, directly or indirectly, all of the Subject Securities. Other than the Subject Securities and the Convertible Securities, the Shareholder does not beneficially own, or exercise control or direction over any additional or other securities, or any securities convertible or exchangeable into any additional or other securities, of the Company or any of its affiliates.

(d)
The Shareholder is, and immediately prior to the Effective Time will be, the only beneficial owner of, the Subject Securities, with good and marketable title thereto, free and clear of all liens or encumbrances or similar restrictions.

(e)
The Shareholder has, and immediately prior to the Effective Time the Shareholder will continue to have, the right and authority to sell and vote or direct the sale, transfer and disposition and voting of the Subject Securities.

(f)
No Person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto.

(g)
No consent, approval, order or authorization of, or declaration or filing with, any Person is required to be obtained by the Shareholder, any affiliate of the Shareholder or any beneficial owner of the Subject Securities, in connection with the execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations under this Agreement.

(h)
There are no claims, actions, suits, audits, proceedings, investigations or other actions pending against or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder, any affiliate of the Shareholder, the beneficial or registered owner of any of the Subject Securities or any of their properties that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Shareholder’s ability to execute and deliver this Agreement and to perform its obligations contemplated by this Agreement.

(i)
None of the Subject Securities is subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of any of the other agreement with respect to the right to vote, call meetings of any of the Company’s securityholders or give consents or approvals of any kind, except pursuant to this Agreement.

(j)
The Shareholder has independently and without reliance upon Americas Silver, and based on such information as the Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Shareholder acknowledges that Americas Silver has not made and does not make any representation or warranty, whether express or implied, of any kind or character, except as expressly set forth in this Agreement.

(k)
None of the execution and delivery by the Shareholder of this Agreement or the completion of the transactions contemplated hereby or the compliance by the Shareholder with its obligations hereunder will violate, contravene, result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of: (i) any governing document of the Shareholder, any affiliate of the Shareholder or any beneficial owner of the Subject Securities; (ii) any contract to which the Shareholder, any affiliate of the Shareholder or any beneficial owner of the Subject Securities is a party or by which the Shareholder, any affiliate of the Shareholder or any beneficial owner of the Subject Securities is bound; (iii) any judgment, decree, order or award of any Governmental Entity or (iv) any applicable laws.

2.2
Representations and Warranties of Americas Silver

Americas Silver represents and warrants to the Shareholder (and acknowledges that the Shareholder is relying on its representations and warranties contained in this Agreement in completing the transactions contemplated hereby) the matters set out below:
(a)
Americas Silver is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by Americas Silver and constitutes a legal, valid and binding agreement of Americas Silver, enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(b)
None of the execution and delivery by Americas Silver of this Agreement or the compliance by Americas Silver with its obligations hereunder will violate, contravene, result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of: (i) any governing documents of Americas Silver; (ii) any contract to which Americas Silver is a party or by which Americas Silver is bound, respectively; (iii) any judgment, decree, order or award of any Governmental Entity or (iv) any applicable laws.

(c)
No material consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained by Americas Silver in connection with the execution and delivery of this Agreement, the performance by it of its obligations under this Agreement and the consummation by Americas Silver of the Transaction, other than those contemplated by the Transaction Agreement.

(d)
There are no claims, actions, suits, audits, proceedings, investigations or other actions pending against, or, to the knowledge of Americas Silver, threatened against or affecting Americas Silver or any of their respective properties that, individually or in the aggregate, could reasonably be expected to have an adverse effect on Americas Silver’s ability to execute and deliver this Agreement and to perform its obligations contemplated by this Agreement.

Article 3
COVENANTS
3.1
Covenants of the Shareholder

(a)
The Shareholder hereby covenants with Americas Silver that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the “Expiry Time”), the Shareholder will not, and the Shareholder will ensure that no beneficial owner of the Subject Securities or Convertible Securities will:

(i)
without having first obtained the prior written consent of Americas Silver, sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest in any of the Subject Securities or Convertible Securities or enter into any agreement, arrangement, commitment or understanding in connection therewith, other than as required by law or pursuant to the Transaction or to one or more corporations directly or indirectly wholly-owned by the Shareholder without affecting beneficial ownership or control or direction over the Subject Securities or Convertible Securities;

(ii)
other than as set forth herein, grant or agree to grant any proxies or powers of attorney, deliver any voting instruction form, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities; or

(iii)
requisition or join in the requisition of any meeting of any of the securityholders of the Company for the purpose of considering any resolution.

(b)
The Shareholder hereby covenants, undertakes and agrees from time to time, until the Expiry Time, to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) all the Subject Common Shares (in the case of the Transaction Resolution (as defined below)) and all the Subject Series E Shares (in the case of the Transaction Resolution and any Series E Amendment Resolution (as defined below) listed opposite its name on Schedule A:

(i)
at any meeting of any of the securityholders of the Company at which the Shareholder or any beneficial owner of the applicable type(s) of Subject Securities is entitled to vote, including the Shareholder Meeting; and

(ii)
in any action by written consent of the securityholders of the Company,

in favour of the approval, consent, ratification and adoption of: (i) any resolution (the “Transaction Resolution”) to approve the Transaction and the transactions contemplated by the Transaction Agreement (and any actions required for the consummation of the transaction contemplated by the Transaction Agreement) and (ii) any resolution (the “Series E Shares Amendment Resolution”) to approve the amendment of the Series E Share Terms to (a) remove, delete or otherwise repeal subparagraph (ii) of Section 6 of the Series E Share Terms relating to the right of holders of Series E Shares to a specified cash payment upon a “Change of Control” (as defined in such Series E Share Terms) in connection with the Transaction and (b) to permit the exchange of all of the Series E Shares for non-voting preferred stock of Americas Silver in accordance with the terms of the Transaction Agreement. In connection with the foregoing, subject to this Section 3.1(b), the Shareholder hereby agrees to deposit and to cause any beneficial owners of Subject Securities eligible to be voted to deposit a proxy, or voting instruction form, as the case may be, duly completed and executed in respect of all of the Subject Securities eligible to be voted as soon as practicable following the mailing of the Company’s proxy statement in respect of the Company Meeting (as defined below) and in any event at least 10 calendar days prior to the meeting of the shareholders of the Company, including any adjournment or postponement thereof, that is to be convened to consider, and if deemed advisable approve, the Transaction, the Transaction Resolution and the Series E Shares Amendment Resolution, as the case may be, (the “Company Meeting”) and as far in advance as practicable of every adjournment or postponement thereof, voting all the Subject Securities eligible to be voted in favor of the Transaction Resolution, the Series E Shares Amendment Resolution and any resolutions approving, consenting to, ratifying or adopting the transactions contemplated by the Transaction Agreement (and any actions required for the consummation of the transactions contemplated by the Transaction Agreement). The Shareholder hereby agrees that it will not take, nor permit any Person on its behalf to take, any action to withdraw, amend or invalidate any proxy or voting instruction form deposited pursuant to this Agreement notwithstanding any statutory or other rights or otherwise which the Shareholder might have unless this Agreement has at such time been previously terminated in accordance with Section 4.1. The Shareholder will provide copies of each such proxy or voting instruction form referred to above to Americas Silver at the address below concurrently with its delivery as provided for above.
(c)
The Shareholder hereby revokes and will take all steps necessary to effect the revocation of any and all previous proxies granted or voting instruction forms or other voting documents delivered that may conflict or be inconsistent with the matters set forth in this Agreement and the Shareholder agrees not to, directly or indirectly, grant or deliver any other proxy, power of attorney or voting instruction form with respect to the matters set forth in this Agreement except as expressly required or permitted by this Agreement.

(d)
The Shareholder hereby covenants, undertakes and agrees from time to time, until the Expiry Time, to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) the Subject Securities against any proposed action by the Company, any shareholder of the Company, any of the Company’s subsidiaries or any other Person: (i) in respect of any acquisition proposal or other merger, take-over bid, amalgamation, plan of arrangement, business combination, reorganization, recapitalization, dissolution, liquidation, winding up or similar transaction involving the Company or any subsidiary of the Company, other than the Transaction; (ii) which would reasonably be regarded as being directed towards or likely to prevent, delay or reduce the likelihood of the successful completion of the Transaction, including without limitation any amendment to the governing documents of the Company or any of its subsidiaries or their respective corporate structures or capitalization; or (iii) any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of the Company under the Transaction Agreement if such breach requires securityholder approval.
(e)
Until the Expiry Time, the Shareholder will not, and will ensure that its affiliates do not, directly or indirectly, through any officer, director, employee, representative or agent or otherwise:

(i)
solicit proxies or become a participant in a solicitation in opposition to or competition with Americas Silver in connection with the Transaction;

(ii)
assist any Person in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit Americas Silver in connection with the Transaction;

(iii)
act jointly or in concert with others with respect to voting securities of the Company for the purpose of opposing or competing with Americas Silver in connection with the Transaction;

(iv)
solicit, initiate, knowingly encourage or otherwise knowingly facilitate, (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to, a proposed transaction between or among the Company (or any of its subsidiaries) and any other Person, other than the Transaction that would reasonably be expected to restrain or otherwise serve to interfere, inhibit or decrease the likelihood of successfully completing the Transaction;

(v)
accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any proposed transaction with any other Person (other than the Transaction) that would reasonably be expected to restrain or otherwise serve to interfere, inhibit or decrease the likelihood of successfully completing the Transaction; and

(vi)
cooperate in any way with, assist or participate in, knowingly encourage or otherwise facilitate or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing.

(f)
The Shareholder will not, and the Shareholder will ensure that no beneficial owner of Subject Securities will, to the extent applicable: (i) exercise any dissent rights in respect of the Transaction; or (ii) take any other action of any kind that would reasonably be regarded as likely to adversely affect, reduce the success of, materially delay or interfere with the completion of the Transaction or the transactions contemplated by the Transaction Agreement.

(g)
At the request of Americas Silver, the Shareholder will, and will cause its applicable affiliates to, use all commercially reasonable efforts in its capacity, and their capacities, as a shareholder to assist the Company and Americas Silver, as applicable, to successfully complete the Transaction and the other transactions contemplated by the Transaction Agreement and this Agreement, including without limitation cooperating with Americas Silver and the Company to make all requisite regulatory filings.

(h)
The Shareholder hereby consents to:

(i)
details of this Agreement being set out in any press release, information circular, including the Company Circular and the proxy circular of Americas Silver in connection with the Transaction, and any court document produced by the Company, Americas Silver or any of their respective affiliates in connection with the transactions contemplated by this Agreement and the Transaction Agreement; and

(ii)
this Agreement being made publicly available, including by filing on the System for Electronic Document Analysis and Retrieval (SEDAR) operated on behalf of the Canadian Securities Administrators and the U.S. Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval system (EDGAR).

(i)
Except as required by applicable law or applicable stock exchange requirements, the Shareholder will not, and will ensure that its affiliates do not, make any public announcement or statements with respect to the transactions contemplated herein or pursuant to the Transaction Agreement without the prior written approval of Americas Silver.

3.2
Alternative Americas Silver Transaction

(a)
If the Americas Silver concludes that it is necessary or desirable to proceed with the Transaction in another form of transaction (including a take-over bid or an amalgamation) whereby Americas Silver or one of its subsidiaries would effectively acquire all of the Common Shares within approximately the same time periods and on economic terms that are equivalent to or better than those contemplated by the Transaction (an “Alternative Transaction”), the Shareholder agrees to support, and cause to be supported, the completion of such Alternative Transaction in the same manner as the Transaction and shall otherwise fulfill its covenants contained in this Agreement in respect of such Alternative Transaction.

(b)
In the event of any proposed Alternative Transaction, any reference in this Agreement to the Transaction or the Transaction Resolution shall refer to the Alternative Transaction or any resolution in respect thereto, to the extent applicable, all terms, covenants, representations and warranties of this Agreement shall be and shall be deemed to have been made in the context of the Alternative Transaction.

Article 4
GENERAL
4.1
Termination

This Agreement will terminate and be of no further force or effect upon the earliest to occur of:
(a)
the mutual agreement in writing of the Parties;

(b)
written notice by the Shareholder to Americas Silver if:

(i)
subject to Section 4.3, any representation or warranty of Americas Silver under this Agreement is untrue or incorrect in any material respect; or

(ii)
subject to Section 4.3, Americas Silver has not complied in any material respect with any of its covenants contained herein; or

(iii)
Americas Silver has not complied in any material respect with any of its covenants contained in the Transaction Agreement;

provided that at the time of such termination, the Shareholder has not breached this Agreement in any material respect and is not in material default of its obligations under this Agreement. The Shareholder hereby expressly agrees and acknowledges that this Agreement may not be terminated by the Shareholder in the event of a “Company Superior Proposal” (as such term is defined in the Transaction Agreement).
(c)
written notice by Americas Silver to the Shareholder if:

(i)
subject to Section 4.3, any representation or warranty of the Shareholder under this Agreement is untrue or incorrect in any material respect;

(ii)
the Shareholder has not complied in any material respect with its covenants contained herein; or

(iii)
Americas Silver determines not to proceed with the Transaction;

provided that at the time of such termination, Americas Silver has not breached this Agreement in any material respect and is not in material default in the performance of its obligations under this Agreement; and
(d)
the acquisition of the Subject Securities by Americas Silver at the Effective Time pursuant to the Transaction; and

(e)
the day immediately following the Outside Date.

4.2
Time of the Essence

Time is of the essence in this Agreement.
4.3
Notice and Cure Provisions

(a)
Each Party will give prompt notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the termination of this Agreement of any event or state of facts which occurrence or failure would, or would be likely to give rise to a right of termination by the other Party pursuant to Sections 4.1(b) or 4.1(c). Notification provided under this Section 4.3 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto).

(b)
The Shareholder may not exercise its right to terminate this Agreement pursuant to Sections 4.1(b)(i) or 4.1(b)(ii) and Americas Silver may not exercise its right to terminate this Agreement pursuant to Section 4.1(c)(i) unless the Party seeking to terminate the Agreement delivers a written notice to the other Parties specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for the termination right. If any such notice is delivered prior to the Company Meeting, provided that a party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may exercise such termination right until the earlier of (a) five business days prior to the Company Meeting, and (b) the date that is 10 business days following receipt of such notice by the Party to whom the notice was delivered, if such matter has not been cured by such date. If any such notice is delivered after the date of the Company Meeting, provided that a Party is proceeding diligently to cure such matter and such matter is capable of being cured, no Party may exercise such termination right until the date that is 10 business days following receipt of such notice by the Party to whom the notice was delivered.

4.4
Effect of Termination

If this Agreement is terminated in accordance with the provisions of Section 4.1, no Party will have any further liability to perform its obligations under this Agreement except as expressly contemplated by this Agreement, and provided that neither the termination of this Agreement nor anything contained in Section 4.1 will relieve any Party from any liability for any breach by it of this Agreement including from any inaccuracy in its representations and warranties and any non-performance by it of its covenants made herein.
4.5
Contractual Hold for Merger Stock Consideration

Following the Effective Time, the Shareholder shall be required to hold any Merger Stock Consideration received pursuant to the Transaction for a period of twelve (12) months from and including the Effective Time (the “Hold Period”); provided, that the foregoing shall not restrict the Shareholder from transferring such Merger Stock Consideration to any affiliate of such Shareholder or a trust for the direct or indirect benefit of the immediate family members of the Shareholder or a trust used by the Shareholder for estate or tax planning purposes, provided that the transferee agrees to be bound by these terms. Notwithstanding the foregoing, during the Hold Period the Shareholder may provide a written request to Americas Silver to sell or transfer any Merger Stock Consideration, which shall include the particulars of the proposed sale or transfer, including the amount of shares to be sold, the expected timing and price of such sale, and subject to compliance with applicable laws, the Shareholder shall be entitled to proceed with such proposed sale or transfer with the written consent of Americas Silver, in its sole discretion. Provided the Effective Time occurs, this Section 4.5 and the obligations and rights hereunder shall survive the termination of this Agreement and continue in full force and effect for a period of one year from the Effective Time.
4.6
Equitable Relief

The Parties agree that irreparable harm may occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek injunctive and other equitable relief to prevent breaches of this Agreement, and to enforce compliance with the terms of this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.
4.7
Waiver; Amendment

Each Party agrees and confirms that any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all of the Parties or in the case of a waiver, by the Party against whom the waiver is to be effective. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision (whether or not similar).
4.8
Entire Agreement

This Agreement, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect thereto.
4.9
Notices

Any notice, direction or other communication given pursuant to this Agreement (each a “Notice”) must be in writing, sent by hand delivery, courier, facsimile or email and is deemed to be given and received: (i) on the date of delivery by hand or courier if it is a Business Day and the delivery was made prior to 5:00 p.m. (Pacific Time), and otherwise on the next Business Day; or (ii) if sent by facsimile (with facsimile machine confirmation of transmission) or email (where the sender receives an email from the recipient acknowledging receipt, provided a “read receipt” does not constitute acknowledgment of an email) on the date of transmission if it is a Business Day and transmission was made prior to 5:00 p.m. (Pacific Time) and otherwise on the next Business Day, in each case to the Parties at the following addresses (or such other address for a Party as specified by like Notice):
(a)
if to Americas Silver:

145 King Street West, Suite 2870
Toronto, ON M5H 1J8 Canada
Attention: Peter Mcrae
Email: pmcrae@americassilvercorp.com
(b)
if to the Shareholder:

Barry Honig
215 SE Spanish Trail
Boca Raton Florida 33432 USA
Email: [redacted]

Rejection or other refusal to accept, inability to deliver because of changed address of which no Notice was given, shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver. Sending a copy of a Notice or other communication to a Party’s legal counsel shall be considered to be for information purposes only and does not constitute delivery of the Notice or other communication to that Party. The failure to send a copy of a Notice to a Party’s legal counsel does not invalidate delivery of that Notice or other communication to such Party.
4.10
Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
4.11 Successors and Assigns
The provisions of this Agreement will be binding upon and enure to the benefit of the Parties and their respective heirs, administrators, executors, legal representatives, successors and permitted assigns, provided that no Party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other Party, provided that Americas Silver may assign all or part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, any of its affiliates, provided that if such assignment and/or assumption takes place, Americas Silver shall continue to be liable joint and severally with such affiliate for all of its obligations hereunder.
4.12
Expenses

Each Party will pay all costs and expenses (including the fees and disbursements of legal counsel and other advisors) it incurs in connection with the negotiation, preparation and execution of this Agreement.
4.13
Independent Legal Advice

Each of the Parties hereby acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that they have either done so or waived their right to do so in connection with the entering into of this Agreement.
4.14
Further Assurances

The Parties will, with reasonable diligence, do all things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party will provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Time.
4.15
Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
(The remainder of this page has been intentionally left blank.)

IN WITNESS OF WHICH the Parties have executed this Agreement.
AMERICAS SILVER CORPORATION
By:
(signed) “Darren Blasutti”

Name: Darren Blasutti
Title:  President and CEO
Accepted and agreed to with effect from the 28th day of September, 2018.
(signed) “Barry C. Honig”

Barry C. Honig

SCHEDULE A
Name of Securityholder	Number of Common Shares (Subject Common Shares)	Number of Series E Shares (Subject Series E Shares)	Number of options	Number of warrants	Number of Restricted Stock Units
Barry Honig	2,805,217	301,950	744,446	—	—
Barry Honig and Renee Honig, as tenants by the entirety	432,077	—	—	—	—
GRQ Consultants, Inc. 401K	5,193,568	1,495,606	—	396,039	—
GRQ Consultants, Inc.	121,500	—	—	—	—
GRQ Consultants, Inc. Roth 401K FBO BarryHonig	1,763,522	731,892	—	—	—
GRQ Consultants, Inc. Defined Benefit Plan	89,148	205,425	—	—	—
D-A-1

Annex E
FAIRNESS OPINION
535 Madison Avenue	CANACCORD GENUITY LLC New York, NY 10022 USA 212.389.8000 www.canaccordgenuity.com
September 28, 2018
Pershing Gold Corporation
1658 Cole Boulevard
Building 6, Suite 210
Lakewood, CO 80401-3304
Members of the Board:
You have requested our opinion (the “Fairness Opinion”) as to the fairness, from a financial point of view, and as of the date hereof, to the holders of common stock of Pershing Gold Corporation, a Nevada corporation (the “Company”), of the Merger Consideration (as defined below) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of the date hereof, (the “Merger Agreement”), by and among Americas Silver Corporation, a Canadian corporation (the “Acquirer”), R Merger Sub, Inc., a Nevada corporation (the “Merger Sub”) and the Company. Under the terms of the Merger Agreement, the Company will be merged with and into Merger Sub, with the Company being the surviving corporation and becoming a wholly-owned subsidiary of the Acquirer.
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, we understand that, among other things, the following will collectively occur (the “Transaction”):
a)
each share of Company common stock (the “Company Shares”) will be converted into the right to receive 0.715 (the “Exchange Ratio”) Acquirer common shares (the “Acquirer Shares”); and

b)
Holders of the Company’s Series E Convertible Preferred Stock (“Series E Preferred Stock”) will be given the option to (i) convert their shares of Series E Preferred Stock into Company Shares immediately before the closing and exchange those Company Shares for Acquirer common shares at the Exchange Ratio, or (ii) exchange their Series E Preferred Stock for non-voting preferred stock of the Acquirer.

The Acquirer Shares to be issued to holders of the Company Shares at the Exchange Ratio pursuant to the Merger Agreement are referred to herein as the “Merger Consideration”.
Canaccord Genuity LLC (“Canaccord Genuity”, “we”, “our” or other such pronouns), as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquirer, certain of their respective affiliates and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies. We have provided certain investment banking services to the Company and its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation. We have been engaged to serve as financial advisor to the Company solely in connection with the Transaction, and will receive a fee for our services, upon delivery of this Fairness Opinion and a fee contingent upon the successful completion of the Transaction. In addition, the Company has agreed to indemnify us against certain liabilities and other items arising out of or related to our engagement, and to reimburse us for certain out-of-pocket expenses. We may also in the future provide investment banking and other services to the Acquirer or the Company and their respective affiliates for which our Investment Banking Division may receive compensation.

In connection with our review of the proposed Transaction and developing our Fairness Opinion, we have, among other things:
(i)
Reviewed certain publicly available business, financial and operating information related to the Company, the Acquirer and their respective assets;

(ii)
Analyzed certain internal financial and other business information of the Company and the Acquirer, including projected financial and operating data;

(iii)
Conducted discussions with senior management members of the Company regarding its operations, financial condition and prospects, as well as with consultants regarding the operations, financial condition and prospects of the Acquirer;

(iv)
Compared the projected operational results of the Company and the Acquirer with those of publicly traded peer groups that Canaccord Genuity deemed to be relevant and comparable to the Company and the Acquirer, respectively;

(v)
Compared the financial terms of the Transaction with historical trading of the Company common shares and the Acquirer common shares;

(vi)
Reviewed the terms of the Merger Agreement and the exhibits thereto provided by the Company; and

(vii)
Reviewed such other financial studies and analyses, performed such other investigations, and considered such other matters as Canaccord Genuity deemed necessary, including an assessment of general economic, market and monetary conditions.

In connection with our review and arriving at our Fairness Opinion, we have not independently verified any of the foregoing information, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of the management of the Company that they are not aware of any facts that would make such information misleading. With respect to the internal financial forecasts and other forward-looking financial information provided to us by senior management of the Company, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Company management. We have also assumed that the Transaction will be consummated upon the terms set forth in the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to our analysis. We have also assumed that, in the course of obtaining necessary regulatory and third-party approvals and consents for the Transaction, no modification, delay, limitation, restriction or conditions will be imposed that will have an adverse effect on the Company or the contemplated benefits of the Transaction in any way meaningful to our analysis.
This Fairness Opinion has been approved by a fairness committee of Canaccord Genuity in accordance with FINRA Rule 5150. Our Fairness Opinion is rendered on the basis of securities, economic and market conditions prevailing as of the date hereof and on the prospects, financial and otherwise, of the Company, known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Fairness Opinion if this Fairness Opinion were rendered as of a later date, and (ii) Canaccord Genuity disclaims any obligation to advise any person of any change in any manner affecting this Fairness Opinion that may come to our attention after the date of this Fairness Opinion. We have not undertaken to reaffirm or revise this Fairness Opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this Fairness Opinion. We have not been requested to conduct and we have not conducted, nor have we relied upon, any independent valuation or appraisal of any of the assets of the Company. We also have not evaluated the solvency of any party to the Merger Agreement under any state or federal laws, rules or regulations relating to bankruptcy, insolvency or similar matters. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the financial statements of the Company provided to us.
This Fairness Opinion is limited to the fairness, from a financial point of view, to the holders of Company Shares of the Merger Consideration, and we express no opinion as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the

Company, including, without limitation, the holders of Series E Preferred Stock who elect not to convert their shares to Company Shares. Our Fairness Opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to the Company, nor does it address the underlying business decision of the Company to proceed with the Transaction or any view on any other term or aspect of the Merger Agreement. We also note that we are not legal, accounting, regulatory or tax experts and have relied on the assessments made by the Company and its advisors with respect to such matters. We have not considered, and we express no opinion as to, the fairness of the amount or nature of the compensation to be paid to any of the Company’s officers, directors or employees, or class of such persons, relative to the Merger Consideration to be paid to the stockholders of the Company in the Transaction.
This Fairness Opinion, as set forth in this letter form, is directed to and for the information of the Board of Directors of the Company (in its capacity as such) in connection with its evaluation of the Transaction and does not constitute advice or a recommendation to any stockholder as to how such stockholder should act on any matter relating to the proposed Offer or any other aspect of the Transaction. It is understood that this letter may not be disclosed or otherwise referred to without our prior written consent.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid to the holders of Company Shares pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Sincerely,
/s/ Canaccord Genuity LLC
CANACCORD GENUITY LLC

Annex F
PURCHASER PREFERRED STOCK TERMS

SHARE CONDITIONS
The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares are as follows:
Class A Preferred Shares
1.
Definitions.   In these share conditions, the following words and phrases shall have the following meanings:

(a)
“Act” means the Canada Business Corporations Act;

(b)
“Affiliate” has the meaning ascribed to it on the date hereof in Rule 405 under the Securities Act;

(c)
“Automatic Conversion Event” means the first to occur of:

(i)
there being no holder of Class A Preferred Shares whose Fully Diluted Ownership Percentage equals or exceeds five percent (5%); and

(ii)
the consummation of a Change of Control;

(d)
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Toronto, Ontario are authorized or required by law to close;

(e)
“Change of Control” means, in relation to the Corporation:

(i)
a merger, amalgamation, arrangement or other transaction or series of related transactions resulting in the combination of the Corporation with or into another entity, where the holders of Common Shares immediately prior to any such transaction, directly or indirectly, do not continue to hold more than a 50% voting interest in (i) the continuing or surviving entity immediately following such transaction, or (ii) if the continuing or surviving entity is a wholly-owned subsidiary of another Person immediately following such transaction, the controlling Person of such continuing or surviving entity;

(ii)
the sale, lease, license, transfer or other disposition of all or substantially all of the Corporation’s assets (other than to an Affiliate of the Corporation); or

(iii)
a transaction, or series of related transactions, as a result of which any person or group of affiliated persons becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation’s then-outstanding voting securities.

(f)
“Common Shares” means the common shares in the capital of the Corporation;

(g)
“Conversion Ratio” means one Common Share per Class A Preferred Share;

(h)
“Fully Diluted Ownership Percentage” means, with respect to any holder of Class A Preferred Shares, as of any date of determination, an amount, expressed as a percentage, equal to

(i)
the sum of  (A) the number of Common Shares such holder would be entitled to receive if all of such holder’s Class A Preferred Shares were converted into Common Shares on such date at the Conversion Ratio and (B) the number of Common Shares held by such Holder on such date divided by
(ii)
the sum of  (A) the aggregate number of Common Shares issuable upon conversion into Common Shares of all Class A Preferred Shares outstanding on such date and (B) the aggregate number of Common Shares outstanding on such date;

(i)
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(j)
“Notice of Conversion” means the form attached hereto as Annex A;

(k)
“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof; and

(l)
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.
Voting Rights.   Subject to the Act, the holders of the Class A Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

3.
Dividends.   The Corporation shall not declare, pay or set aside any dividends on the Common Shares or any class or series of shares convertible into Common Shares (other than dividends on Common Shares payable in Common Shares) unless the holders of the Class A Preferred Shares then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding Class A Preferred Share in an amount at least equal to the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Shares.

4.
Conversion at Option of Holder.

(a)
General.   A holder of any Class A Preferred Shares shall, subject to paragraph 4(c) below, be entitled to convert the whole or any part of the Class A Preferred Shares registered in the name of such holder on the books of the Corporation into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof.

(b)
Notice of Conversion.   A holder of Class A Preferred Shares who wishes the whole or any part of such shares to be converted shall tender to the Corporation at its registered office a Notice of Conversion specifying that such holder desires to have the whole or any part of the Class A Preferred Shares registered in the name of such holder converted into Common Shares, together with the share certificates, if any, representing the Class A Preferred Shares which the registered holder desires to have converted. If a part only of the Class A Preferred Shares represented by any certificates are converted, a new certificate for the balance shall be issued to the holder by the Corporation.

(c)
Beneficial Ownership Limitation.   The Corporation shall not effect any conversion of Class A Preferred Shares pursuant to Section 4, and a holder of Class A Preferred Shares shall not have the right to convert any portion of Class A Preferred Shares held by such holder pursuant to Section 4, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such holder (together with such holder’s Affiliates, and any Persons acting as a group together with such holder or any of such holder’s Affiliates) would beneficially own or control in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned or controlled by such holder and its Affiliates shall include the number of Common Shares issuable upon conversion of the Class A Preferred Shares with respect to which such determination is being made, but shall exclude the number of Common Shares which are issuable upon (i) conversion of the remaining, unconverted Class A Preferred Shares beneficially owned by such holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this paragraph 4(c) applies, the determination of whether the Class A Preferred Shares are convertible (in relation to other securities owned by such holder together with any Affiliates) and of how many Class A Preferred Shares are convertible shall be in the sole discretion of such holder, and the submission of a Notice of Conversion shall be deemed to be such holder’s determination of whether the Class A Preferred Shares may be converted (in relation to other securities owned by such holder together with any Affiliates) and how many Class A Preferred Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this paragraph 4(c), in determining the number of outstanding Common Shares, a holder may rely on the number of outstanding Common Shares as stated in the most recent of the following: (i) the Corporation’s most recent financial statements (whether quarterly or annual) filed on the System for Electronic Document Analysis and Retrieval, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation setting forth the number of Common Shares outstanding. Upon the written or oral request of a holder, the Corporation shall within two Business Days confirm orally and in writing to such holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Class A Preferred Shares, by such holder or its Affiliates since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of the Class A Preferred Shares held by the applicable holder. A holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph 4(c) applicable to its Class A Preferred Shares and the provisions of this paragraph 4(c) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such holder and no other holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph 4(c) to correct this paragraph 4(c) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.
5.
Automatic Conversion.

(a)
General.   The Class A Preferred Shares shall automatically be converted into Common Shares at the Conversion Ratio, without the payment of any additional consideration by the holder thereof, upon the occurrence of the Automatic Conversion Event.

(b)
Time and Mechanics of Conversion.   The automatic conversion of the Class A Preferred Shares into Common Shares pursuant to paragraph 5(a) shall be deemed made immediately prior to (and conditioned upon) the occurrence of the Automatic Conversion Event, and the Person(s) entitled to receive the Common Shares issuable upon such automatic conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date. The Corporation shall, as soon as practicable after the occurrence of the Automatic Conversion Event:

(i)
issue and deliver to such holder, at the address of record of the holder on the Corporation’s books and records, a certificate or certificates for the number of Common Shares (rounded up to the nearest whole Common Share) to which the holder shall be entitled in respect of the shares of Class A Preferred Shares so converted; and

(ii)
pay to such holder in cash any declared and unpaid dividends on the Class A Preferred Shares so converted.

6.
Anti-Dilution.   In the event the Class A Preferred Shares or the Common Shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class, an appropriate adjustment shall be made in the rights and conditions attached to the Class A Preferred Shares so as to maintain the relative rights of the holders of such shares, and the Corporation shall promptly deliver to each holder of record of Class A Preferred Shares a notice setting forth the applicable adjustment.

7.
No Impairment.   The Corporation shall not, in any manner, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of Sections 4 and 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class A Preferred Shares under Sections 4 and 5 against impairment.

8.
Distribution Rights.   In the event of the liquidation, dissolution or winding up of the Corporation, or any return of capital, or any other distribution of assets of the Corporation among its shareholders for purposes of winding up its affairs, whether voluntary or involuntary, the Class A Preferred Shares shall rank pari passu with the Common Shares.

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT
CLASS A PREFERRED SHARES)
The undersigned hereby elects to convert the number of Class A Preferred Shares indicated below into common shares of Americas Gold Corporation (the “Common Shares”), a corporation existing under the Canada Business Corporations Act (the “Corporation”), according to the conditions hereof, as of the date written below. The undersigned will pay all taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the holder for any conversion, except for any such taxes.
Date to Effect Conversion:
Number of Class A Preferred Shares owned prior to Conversion:
Number of Class A Preferred Shares to be Converted:
Number of shares of Common Stock to be Issued:
Number of shares of Class A Preferred Shares subsequent to Conversion:
Address for Delivery:
or
DWAC Instructions:
Broker no:
Account no:
[HOLDER]
By:

Name:
Title:

PROXYPERSHING GOLD CORPORATION 1658 Cole Boulevard, Building 6, Suite 210Lakewood, Colorado 80401 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERSTO BE HELD ON JANUARY 9, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Stephen Alfers, Eric Alexander and Mindyjo Germann as attorney and proxy for the undersigned, each with the power to appoint his or her substitute, and to represent and to vote all the shares of common stock and Series E Preferred stock, voting on an as-converted to common stock basis, of Pershing Gold Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held at the offices of Davis Graham & Stubbs LLP located at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, on January 9, 2019, at 9:30 a.m. local time, and at any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the plan of merger in Proposal 1, FOR the approval of the golden parachute compensation in Proposal 2, and FOR the proposal to adjourn the Special Meeting to solicit additional proxies in Proposal 3. ▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲ PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.(Continued, and to be marked, dated and signed, on the other side) IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting ofStockholders to be held January 9, 2019. The Proxy Statement is available athttp://www.viewproxy.com/pershinggold/2019.

PLEASE MARK YOUR VOTES LIKE THIS x The Board of Directors recommends a vote FOR the approval of the plan of merger in Proposal 1, FOR the approval of the golden parachute compensation in Proposal 2, and FOR the proposal to adjourn the Special Meeting to solicit additional proxies in Proposal 3. Proposal No. 1: To approve the plan of merger (the “Transaction”). o FOR o AGAINST o ABSTAIN CONTROL NUMBER Proposal No. 2: To approve, on advisory (non-binding) basis, the “golden parachute” compensation that may become payable to Pershing Gold’s named executive officers in connection with the Transaction. o FOR o AGAINST o ABSTAIN Proposal No. 3: To adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies to approve the Transaction. o FOR o AGAINST o ABSTAIN WILL ATTEND THE MEETING o THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR PROPOSAL NO. 1, FOR PROPOSAL NO. 2, AND FOR PROPOSAL NO. 3. Please mark, date and sign this proxy card and return it in the accompanying envelope. Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. SignatureDate Signature (if held jointly)Date ▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲PLEASE SIGN, DATE, AND MAIL THIS WHITE PROXY CARD TODAY PERSHING GOLD CORPORATIONPROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 9, 2019 SCAN TO CONTROL NUMBER VIEW MATERIALS & VOTE PROXY VOTING INSTRUCTIONSPlease have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALVote.com/PGLC Vote Your Proxy by Phone: Call 1 (866) 804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.